UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Variable Insurance Trust

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO All Asset All Authority Portfolio
•	PIMCO All Asset Portfolio
•	PIMCO CommodityRealReturn Strategy Portfolio
•	PIMCO Emerging Markets Bond Portfolio
•	PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)
•	PIMCO Foreign Bond Portfolio (Unhedged)
•	PIMCO Global Advantage Strategy Bond Portfolio
•	PIMCO Global Bond Portfolio (Unhedged)
•	PIMCO Global Diversified Allocation Portfolio
•	PIMCO Global Multi-Asset Managed Allocation Portfolio
•	PIMCO Global Multi-Asset Managed Volatility Portfolio
•	PIMCO High Yield Portfolio
•	PIMCO Income Portfolio
•	PIMCO Long-Term U.S. Government Portfolio
•	PIMCO Low Duration Portfolio
•	PIMCO Money Market Portfolio
•	PIMCO Real Return Portfolio
•	PIMCO Short-Term Portfolio
•	PIMCO Total Return Portfolio
•	PIMCO Unconstrained Bond Portfolio

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2016

PIMCO All Asset Portfolio

Share Classes

■	Institutional
■	M
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Outside of the reporting period, PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st.

The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the six-month fiscal reporting period include:

■

The first segment of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit, pushing government sovereign yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve (“Fed”) on hold at their June 2016 meeting, after having slightly raised interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term interest rates rose with the initial Fed rate hike in December 2015. Revised first quarter 2016 U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23, 2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the Pound Sterling and European and Japanese equities, most asset classes generally recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.37% for the reporting period. Yields declined across the majority of the U.S. Treasury yield curve as a more dovish tone from the Fed coupled with the surprise result of the U.K. referendum pushed expectations for policy normalization further into the future. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.27% on December 31, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.31% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 6.24% over the reporting period. U.S. real interest rates followed nominal yields sharply lower as concerns surrounding China’s growth prospects early in the reporting period coupled with uncertainty over the U.K. referendum created a strong flight-to-quality bid and more tempered expectations for near-term Fed rate hikes.

2	PIMCO VARIABLE INSURANCE TRUST

Despite posting positive absolute returns, U.S. TIPS were outpaced by comparable nominal U.S. Treasuries as market-based inflation expectations ended the period lower. U.S. breakeven inflation rates were pressured lower by low headline inflation data and outsized demand for safe-haven nominal U.S. Treasuries.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 13.25% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and precious metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by strong demand and production outages. Within precious metals, gold prices were the beneficiary of strong safe-haven demand around risk-off events, particularly in June 2016 following the U.K.’s historic vote to leave the European Union. Agriculture commodity prices also advanced over the period, led by sugar prices which rallied on Brazilian rainfall, Indian import demand as well as strength in the Brazilian real.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 3.11% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and refinancing concerns. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals. Positive representation and warranty settlement developments also benefited the sector.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.54% over the reporting period, as falling credit yields and a commodity-fueled rally drove returns over the reporting period. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 8.02% over the reporting period. Strong performance from commodity sectors and risk-on sentiment drove returns, as asset sales and equity issuance strengthened balance sheets. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher-yielding instruments.

■

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.90% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 14.02% over the reporting period. The slowdown in China continued apace, though policymakers have used expanded credit availability and a gradual depreciation of the Chinese currency to soften the landing. Higher commodity prices and improving terms of trade helped EM currencies broadly gain during the reporting period.

■

Global equity markets showed mixed performance amid a period marked by economic uncertainty, increased volatility and concerns around the U.K. referendum. U.S. equities, as represented by the S&P 500 Index, returned 3.84% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 6.41% over the same period. In contrast, developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 4.42% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2016	3

Important Information About the PIMCO All Asset Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance, or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, fund of funds risk, market trading risk, municipal project-specific risk, municipal bond risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, issuer non-diversification risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain in the Underlying PIMCO Fund, which translates into heightened volatility for the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

4	PIMCO VARIABLE INSURANCE TRUST

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO All Asset Portfolio	04/30/03	01/31/06	04/30/04	04/30/03	04/30/04	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A

SEMIANNUAL REPORT	JUNE 30, 2016	5

Important Information About the PIMCO All Asset Portfolio (Cont.)

copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset Portfolio

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings as of 06/30/20161§

PIMCO RAE Low Volatility PLUS EMG Fund	11.6%
PIMCO Emerging Markets Currency Fund	10.8%
PIMCO Income Fund	7.5%
PIMCO RAE Worldwide Long/Short PLUS Fund	7.3%
PIMCO Emerging Local Bond Fund	7.0%
PIMCO RAE Fundamental PLUS EMG Fund	6.1%
PIMCO High Yield Spectrum Fund	4.3%
PIMCO RAE Fundamental Emerging Markets Fund	4.2%
PIMCO RAE Low Volatility PLUS International Fund	3.6%
PIMCO Total Return Fund	3.4%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments excludes securities sold short, financial derivative instruments, and short-term instruments, if any.

Average Annual Total Return for the period ended June 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Inception**
PIMCO All Asset Portfolio Institutional Class	9.30%	(0.28)%	2.46%	4.67%	4.28%
PIMCO All Asset Portfolio Class M	9.12%	(0.63)%	2.02%	4.21%	4.87%
PIMCO All Asset Portfolio Administrative Class	9.21%	(0.43)%	2.31%	4.52%	5.48%
PIMCO All Asset Portfolio Advisor Class	9.18%	(0.53)%	2.21%	4.42%	5.08%
Barclays U.S. TIPS: 1-10 Year Index±	4.97%	3.33%	1.55%	4.02%	4.02%	***
Consumer Price Index + 500 Basis Points±±	3.25%	6.05%	6.31%	6.75%	7.06%	***

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** For class inception dates please refer to the Important Information.

*** Average annual total return since 04/30/2003.

± Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.255% for Institutional Class shares, 1.705% for Class M shares, 1.405% for Administrative Class shares, and 1.505% for Advisor Class shares.

Investment Objective and Strategy Overview

»

PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except other funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, the “Underlying PIMCO Funds”). The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. The Portfolio will not invest in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities or commodities. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Portfolio may invest in additional Underlying PIMCO Funds created in the future.

Portfolio Insights

Following are key factors impacting the Portfolio’s performance during the reporting period:

»

Exposure to emerging market equities, primarily through the Fundamental Emerging Markets Fund, the PIMCO RAE Fundamental PLUS EMG Fund and the PIMCO RAE Low Volatility PLUS EMG Fund, benefited performance, as these Underlying PIMCO Funds gained value.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Local Bond Fund and the PIMCO Emerging Markets Currency Fund, benefited performance, as these Underlying PIMCO Funds gained value.

»	Commodities exposure, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO CommodityRealReturn Strategy Fund®, benefited performance, as these Underlying PIMCO Funds gained value.

»	Allocations to alternative strategies, primarily through the PIMCO RAE Worldwide Long/Short PLUS Fund, benefited performance, as this Underlying PIMCO Fund gained value.

»	Credit exposure, primarily through the PIMCO High Yield Fund and the PIMCO High Yield Spectrum Fund, benefited performance, as these Underlying PIMCO Funds gained value.

»	Holdings of U.S. Treasury Inflation-Protected Securities, primarily through the PIMCO Real Return Asset Fund, benefited performance, as this Underlying PIMCO Fund gained value.

SEMIANNUAL REPORT	June 30, 2016	7

Expense Example PIMCO All Asset Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,093.00	$1.36	$1,000.00	$1,023.16	$1.31	0.27%
Class M	1,000.00	1,091.20	3.66	1,000.00	1,020.96	3.53	0.72
Administrative Class	1,000.00	1,092.10	2.12	1,000.00	1,022.42	2.05	0.42
Advisor Class	1,000.00	1,091.80	2.63	1,000.00	1,021.93	2.55	0.52

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 6 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	JUNE 30, 2016	9

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Tax Basis Return of Capital	Total Distributions(b)

Institutional Class
01/01/2016 - 06/30/2016+	$9.19	$0.09	$0.76	$0.85	$(0.08)	$0.00	$(0.08)
12/31/2015	10.47	0.33	(1.26)	(0.93)	(0.34)	(0.01)	(0.35)
12/31/2014	10.98	0.47	(0.38)	0.09	(0.60)	0.00	(0.60)
12/31/2013	11.48	0.50	(0.46)	0.04	(0.54)	0.00	(0.54)
12/31/2012	10.52	0.77	0.80	1.57	(0.61)	0.00	(0.61)
12/31/2011	11.06	0.79	(0.56)	0.23	(0.77)	0.00	(0.77)

Class M
01/01/2016 - 06/30/2016+	9.25	0.07	0.77	0.84	(0.06)	0.00	(0.06)
12/31/2015	10.53	0.30	(1.27)	(0.97)	(0.30)	(0.01)	(0.31)
12/31/2014	11.04	0.42	(0.38)	0.04	(0.55)	0.00	(0.55)
12/31/2013	11.54	0.48	(0.50)	(0.02)	(0.48)	0.00	(0.48)
12/31/2012	10.52	0.60	0.92	1.52	(0.50)	0.00	(0.50)
12/31/2011	11.06	0.67	(0.48)	0.19	(0.73)	0.00	(0.73)

Administrative Class
01/01/2016 - 06/30/2016+	9.10	0.09	0.75	0.84	(0.08)	0.00	(0.08)
12/31/2015	10.36	0.32	(1.24)	(0.92)	(0.33)	(0.01)	(0.34)
12/31/2014	10.88	0.45	(0.39)	0.06	(0.58)	0.00	(0.58)
12/31/2013	11.38	0.51	(0.49)	0.02	(0.52)	0.00	(0.52)
12/31/2012	10.43	0.65	0.89	1.54	(0.59)	0.00	(0.59)
12/31/2011	10.98	0.73	(0.51)	0.22	(0.77)	0.00	(0.77)

Advisor Class
01/01/2016 - 06/30/2016+	9.19	0.08	0.76	0.84	(0.07)	0.00	(0.07)
12/31/2015	10.47	0.31	(1.26)	(0.95)	(0.32)	(0.01)	(0.33)
12/31/2014	10.98	0.43	(0.37)	0.06	(0.57)	0.00	(0.57)
12/31/2013	11.48	0.48	(0.47)	0.01	(0.51)	0.00	(0.51)
12/31/2012	10.49	0.62	0.92	1.54	(0.55)	0.00	(0.55)
12/31/2011	11.11	0.70	(0.48)	0.22	(0.84)	0.00	(0.84)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.96	9.30%	$5,258	0.265	%*	0.425	%*	0.265	%*	0.425	%*	2.02	%*	40%
9.19	(8.95)	4,811	0.285		0.425		0.285		0.425		3.25		41
10.47	0.72	9,688	0.275		0.425		0.275		0.425		4.24		98
10.98	0.43	10,082	0.295		0.425		0.295		0.425		4.39		61
11.48	15.11	12,252	0.345		0.425		0.345		0.425		6.86		26
10.52	2.08	5,432	0.355		0.425		0.355		0.425		7.12		55

10.03	9.12	64,441	0.715	*	0.875	*	0.715	*	0.875	*	1.56	*	40
9.25	(9.32)	68,206	0.735		0.875		0.735		0.875		2.88		41
10.53	0.24	86,496	0.725		0.875		0.725		0.875		3.70		98
11.04	(0.10)	105,517	0.745		0.875		0.745		0.875		4.24		61
11.54	14.64	103,612	0.795		0.875		0.795		0.875		5.33		26
10.52	1.66	78,108	0.805		0.875		0.805		0.875		6.07		55

9.86	9.21	531,848	0.415	*	0.575	*	0.415	*	0.575	*	1.87	*	40
9.10	(8.99)	537,330	0.435		0.575		0.435		0.575		3.15		41
10.36	0.47	722,608	0.425		0.575		0.425		0.575		4.01		98
10.88	0.27	824,590	0.445		0.575		0.445		0.575		4.51		61
11.38	14.95	829,972	0.495		0.575		0.495		0.575		5.81		26
10.43	1.95	525,561	0.505		0.575		0.505		0.505		6.62		55

9.96	9.18	231,578	0.515	*	0.675	*	0.515	*	0.675	*	1.78	*	40
9.19	(9.19)	226,532	0.535		0.675		0.535		0.675		3.02		41
10.47	0.46	328,716	0.525		0.675		0.525		0.675		3.86		98
10.98	0.11	406,398	0.545		0.675		0.545		0.675		4.25		61
11.48	14.81	478,073	0.595		0.675		0.595		0.675		5.58		26
10.49	1.92	347,082	0.605		0.675		0.605		0.675		6.30		55

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	11

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2016

Assets:
Investments, at value
Investments in securities*	$1,002
Investments in Affiliates	833,491
Receivable for investments in Affiliates sold	6,464
Receivable for Portfolio shares sold	275
Dividends receivable from Affiliates	1,424
Reimbursement receivable from PIMCO	98
Total Assets	842,754

Liabilities:
Payable for investments in Affiliates purchased	$8,888
Payable for Portfolio shares redeemed	320
Accrued investment advisory fees	118
Accrued supervisory and administrative fees	169
Accrued distribution fees	70
Accrued servicing fees	64
Total Liabilities	9,629

Net Assets	$833,125

Net Assets Consist of:
Paid in capital	1,082,589
Undistributed net investment income	1,065
Accumulated undistributed net realized (loss)	(220,724)
Net unrealized (depreciation)	(29,805)
Net Assets	$833,125

Net Assets:
Institutional Class	$5,258
Class M	64,441
Administrative Class	531,848
Advisor Class	231,578

Shares Issued and Outstanding:
Institutional Class	528
Class M	6,427
Administrative Class	53,940
Advisor Class	23,245

Net Asset Value Per Share Outstanding:
Institutional Class	$9.96
Class M	10.03
Administrative Class	9.86
Advisor Class	9.96

Cost of investments in securities	$1,002
Cost of investments in Affiliates	$863,296

* Includes repurchase agreements of:	$1,002

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2016

Investment Income:
Dividends from Investments in Affiliates	$9,120
Total Income	9,120

Expenses:
Investment advisory fees	697
Supervisory and administrative fees	996
Distribution and/or servicing fees - Class M	145
Servicing fees - Administrative Class	383
Distribution and/or servicing fees - Advisor Class	272
Total Expenses	2,493
Waiver and/or Reimbursement by PIMCO	(638)
Net Expenses	1,855

Net Investment Income	7,265

Net Realized (Loss):
Investments in Affiliates	(51,811)

Net Realized (Loss)	(51,811)

Net Change in Unrealized Appreciation:
Investments in Affiliates	115,821

Net Change in Unrealized Appreciation	115,821

Net Increase in Net Assets Resulting from Operations	$71,275

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	13

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

(Decrease) in Net Assets from:

Operations:
Net investment income	$7,265	$31,478
Net realized (loss)	(51,811)	(25,647)
Net change in unrealized appreciation (depreciation)	115,821	(94,915)

Net Increase (Decrease) in Net Assets Resulting from Operations	71,275	(89,084)

Distributions to Shareholders:
From net investment income
Institutional Class	(43)	(247)
Class M	(410)	(2,185)
Administrative Class	(4,094)	(19,826)
Advisor Class	(1,653)	(8,100)
Tax basis return of capital
Institutional Class	0	(9)
Class M	0	(89)
Administrative Class	0	(729)
Advisor Class	0	(317)

Total Distributions(a)	(6,200)	(31,502)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(68,829)	(190,043)

Total (Decrease) in Net Assets	(3,754)	(310,629)

Net Assets:
Beginning of period	836,879	1,147,508
End of period*	$833,125	$836,879

* Including undistributed net investment income of:	$1,065	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 10 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset Portfolio

June 30, 2016 (Unaudited)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$1,002

Total Short-Term Instruments (Cost $1,002)		1,002

Total Investments in Securities (Cost $1,002)		1,002

	SHARES
INVESTMENTS IN AFFILIATES 100.1%

MUTUAL FUNDS (a) 99.6%
PIMCO CommoditiesPLUS® Strategy Fund	4,268,757	25,954
PIMCO CommodityRealReturn Strategy Fund®	1,041,208	7,570
PIMCO Diversified Income Fund	447,068	4,712
PIMCO Emerging Local Bond Fund	7,858,216	58,072
PIMCO Emerging Markets Currency Fund	10,175,920	89,853
PIMCO Extended Duration Fund	375,077	3,537
PIMCO High Yield Fund	2,834,815	24,181
PIMCO High Yield Spectrum Fund	3,788,897	35,767
PIMCO Income Fund	5,255,212	62,485
PIMCO Investment Grade Corporate Bond Fund	2,299,262	24,027
PIMCO Long Duration Total Return Fund	564,074	6,735
PIMCO Long-Term Credit Fund	186,032	2,242
PIMCO Long-Term U.S. Government Fund	1,511,297	10,322

	SHARES	MARKET VALUE (000S)
PIMCO Low Duration Fund	1,131,810	$11,182
PIMCO Mortgage Opportunities Fund	576,348	6,380
PIMCO RAE Fundamental Advantage PLUS Fund	1,943,827	19,147
PIMCO RAE Fundamental Emerging Markets Fund	4,038,512	35,256
PIMCO RAE Fundamental PLUS EMG Fund	6,179,152	50,546
PIMCO RAE Fundamental PLUS International Fund	1,603,395	11,929
PIMCO RAE Low Volatility PLUS EMG Fund	11,679,636	97,058
PIMCO RAE Low Volatility PLUS Fund	457,238	5,391
PIMCO RAE Low Volatility PLUS International Fund	3,173,928	30,248
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	2,101,061	18,595
PIMCO RAE Worldwide Long/Short PLUS Fund	6,135,016	60,614
PIMCO Real Return Asset Fund	2,945,893	25,040
PIMCO Real Return Fund	133,483	1,482
PIMCO RealEstateRealReturn Strategy Fund	1,497,214	12,771
PIMCO Senior Floating Rate Fund	1,843,616	17,975
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	3,235,750	21,453
PIMCO StocksPLUS® International Fund (Unhedged)	412,609	2,203
PIMCO Total Return Fund	2,741,937	28,269
PIMCO TRENDS Managed Futures Strategy Fund	230,298	2,220

	SHARES	MARKET VALUE (000S)
PIMCO Unconstrained Bond Fund	1,612,840	$16,628

Total Mutual Funds (Cost $859,418)		829,844

EXCHANGE-TRADED FUNDS 0.1%

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	20,000	844

Total Exchange-Traded Funds (Cost $1,076)		844

SHORT-TERM INSTRUMENTS 0.4%

MUTUAL FUNDS 0.4%
PIMCO Government Money Market Fund (a)	2,701,566	2,702

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	10,166	101

Total Short-Term Instruments (Cost $2,802)		2,803

Total Investments in Affiliates (Cost $863,296)		833,491

Total Investments 100.2% (Cost $864,298)		$834,493

Other Assets and Liabilities, net (0.2) %		(1,368)

Net Assets 100.0%		$833,125

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	06/30/2016	07/01/2016	$1,002	U.S. Treasury Notes 1.000% due 05/15/2018	$(1,024)	$1,002	$1,002

Total Repurchase Agreements						$(1,024)	$1,002	$1,002

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	15

Schedule of Investments PIMCO All Asset Portfolio (Cont.)

June 30, 2016 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,002	$0	$0	$1,002	$(1,024)	$(22)

Total Borrowings and Other Financing Transactions	$1,002	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 5, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$1,002	$0	$1,002

	$0	$1,002	$0	$1,002

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Affiliates, at Value
Mutual Funds	$829,844	$0	$0	$829,844
Exchange-Traded Funds	844	0	0	844
Short-Term Instruments
Mutual Funds	2,702	0	0	2,702
Central Funds Used for Cash Management Purposes	101	0	0	101

	$833,491	$0	$0	$833,491

Total Investments	$833,491	$1,002	$0	$834,493

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2016 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO All Asset Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the Portfolio.

The Portfolio may invest substantially all of its assets in Institutional Class, or as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, except other fund of funds, and shares of any actively-managed funds of the PIMCO ETF Trust (the “Underlying PIMCO Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the Equity-Related Underlying PIMCO Funds (as set forth in the Portfolio’s current prospectus) normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the Inflation-Related Underlying PIMCO Funds (as set forth in the Portfolio’s current prospectus), which seek to gain exposure to an asset class such as U.S. Treasury Inflation-Protected Securities (“TIPS”), commodities, or real estate, normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

SEMIANNUAL REPORT	JUNE 30, 2016	17

Notes to Financial Statements (Cont.)

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class. On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures

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are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of an Underlying PIMCO Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Underlying PIMCO Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When an Underlying PIMCO Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance,

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Notes to Financial Statements (Cont.)

in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all of its assets in Underlying PIMCO Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2016 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommoditiesPLUS® Strategy Fund	$14,202	$21,259	$(15,608)	$(10,272)	$16,373	$25,954	$50	$0
PIMCO CommodityRealReturn Strategy Fund®	13,781	24	(7,932)	(5,072)	6,769	7,570	25	0
PIMCO Credit Absolute Return Fund	2,312	0	(2,259)	(211)	158	0	0	0
PIMCO Diversified Income Fund	2,003	2,557	0	0	152	4,712	63	0
PIMCO Emerging Local Bond Fund	69,277	4,812	(23,430)	(11,927)	19,340	58,072	1,843	0
PIMCO Emerging Markets Bond Fund	2,751	11	(2,701)	(266)	205	0	12	0
PIMCO Emerging Markets Corporate Bond Fund	671	3	(663)	(117)	106	0	3	0
PIMCO Emerging Markets Currency Fund	99,737	4,571	(19,910)	(4,452)	9,907	89,853	1,253	0
PIMCO Extended Duration Fund	0	4,153	(968)	68	284	3,537	13	0

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Underlying PIMCO Funds	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Floating Income Fund	$2,777	$9	$(2,658)	$(139)	$11	$0	$13	$0
PIMCO Foreign Bond Fund (Unhedged)	2,222	2	(2,202)	(411)	389	0	2	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	801	0	0	0	43	844	0	0
PIMCO Global Advantage® Strategy Bond Fund	7,546	8	(7,498)	(469)	413	0	14	0
PIMCO Government Money Market Fund	0	103,603	(100,901)	0	0	2,702	1	0
PIMCO High Yield Fund	22,805	15,064	(14,747)	(1,189)	2,248	24,181	779	0
PIMCO High Yield Spectrum Fund	29,850	5,815	(1,283)	(57)	1,442	35,767	1,008	0
PIMCO Income Fund	52,982	10,978	(2,323)	4	844	62,485	1,629	0
PIMCO Investment Grade Corporate Bond Fund	17,097	6,998	(1,260)	(57)	1,249	24,027	414	0
PIMCO Long Duration Total Return Fund	11,316	8,261	(13,368)	(474)	1,000	6,735	96	0
PIMCO Long-Term Credit Fund	7,115	87	(5,204)	(212)	456	2,242	87	0
PIMCO Long-Term U.S. Government Fund	28	12,317	(2,750)	127	600	10,322	36	0
PIMCO Low Duration Active Exchange-Traded Fund	1,564	0	(1,551)	(39)	26	0	3	0
PIMCO Low Duration Fund	36,566	96,067	(121,442)	(124)	115	11,182	101	0
PIMCO Money Market Fund	2,700	82,883	(85,583)	0	0	0	0	0
PIMCO Mortgage Opportunities Fund	6,200	100	0	0	80	6,380	100	0
PIMCO RAE Fundamental Advantage PLUS Fund	22,741	6,039	(9,983)	(2,667)	3,017	19,147	0	0
PIMCO RAE Fundamental Emerging Markets Fund	0	32,659	(166)	(14)	2,777	35,256	0	0
PIMCO RAE Fundamental PLUS EMG Fund	36,810	7,456	(777)	(60)	7,117	50,546	137	0
PIMCO RAE Fundamental PLUS International Fund	12,468	8,356	(9,160)	(3,117)	3,382	11,929	30	0
PIMCO RAE Fundamental PLUS Small Fund	2,559	0	(2,247)	(627)	315	0	0	0
PIMCO RAE Low Volatility PLUS EMG Fund	76,054	12,157	(2,678)	(517)	12,042	97,058	249	0
PIMCO RAE Low Volatility PLUS Fund	11,431	0	(6,534)	(303)	797	5,391	0	0
PIMCO RAE Low Volatility PLUS International Fund	36,065	3,003	(10,624)	(940)	2,744	30,248	67	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	31,212	3,439	(16,072)	(3,042)	3,058	18,595	0	0
PIMCO RAE Worldwide Long/Short PLUS Fund	66,170	6,427	(17,754)	(1,592)	7,363	60,614	189	0
PIMCO Real Return Asset Fund	57,277	87	(37,035)	(1,252)	5,963	25,040	88	0
PIMCO Real Return Fund	8,344	1,463	(8,389)	(801)	865	1,482	7	0
PIMCO RealEstateRealReturn Strategy Fund	18,790	28	(7,225)	(898)	2,076	12,771	28	0
PIMCO Senior Floating Rate Fund	17,333	5,870	(5,440)	(271)	483	17,975	281	0
PIMCO Short-Term Floating NAV Portfolio III	102	2,701	(2,702)	0	0	101	0	0
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	441	21,148	(709)	(35)	608	21,453	71	0
PIMCO StocksPLUS® International Fund (Unhedged)	1	4,018	(2,000)	34	150	2,203	0	0
PIMCO Total Return Fund	15,199	17,721	(5,032)	(225)	606	28,269	241	0
PIMCO TRENDS Managed Futures Strategy Fund	2,116	0	0	0	104	2,220	0	0
PIMCO Unconstrained Bond Fund	17,417	1,910	(2,648)	(195)	144	16,628	187	0
Totals	$838,833	$514,064	$(583,416)	$(51,811)	$115,821	$833,491	$9,120	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

(b) Investments in Securities

Exchange Traded Funds  The Portfolio (and certain Underlying PIMCO Funds) may invest in ETFs, which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

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Notes to Financial Statements (Cont.)

(c) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

5. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Underlying PIMCO Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The NAV of the Portfolio will fluctuate in response to changes in the respective NAV of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Underlying PIMCO Funds’) investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio (or Underlying PIMCO Funds) will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Underlying PIMCO Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Underlying PIMCO Funds) may lose money if these changes are not anticipated by Portfolio (or Underlying PIMCO Funds) management. The Portfolio (or Underlying PIMCO Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are

22	PIMCO VARIABLE INSURANCE TRUST

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experiencing near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Underlying PIMCO Funds) to lose value. If the Portfolio (or Underlying PIMCO Funds) lost enough value, the Portfolio (or Underlying PIMCO Funds) could face increased shareholder redemptions, which could force the Portfolio (or Underlying PIMCO Funds) to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio (or Underlying PIMCO Funds).

To the extent that the Portfolio (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia, the Portfolio (or Underlying PIMCO Funds) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Underlying PIMCO Funds’) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Underlying PIMCO Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Underlying PIMCO Funds), or, in the case of hedging positions, that the Portfolio’s (or Underlying PIMCO Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Underlying PIMCO Funds’) investments in foreign currency-denominated securities may reduce the Portfolio’s (or Underlying PIMCO Funds’) returns.

The Portfolio’s (or Underlying PIMCO Funds’) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Underlying PIMCO Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio (or Underlying PIMCO Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio (or Underlying PIMCO Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio (or Underlying PIMCO Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio (or Underlying PIMCO Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Underlying PIMCO Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Underlying PIMCO Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Underlying PIMCO Funds) exceed a

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Notes to Financial Statements (Cont.)

predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Underlying PIMCO Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds). The Portfolio (or Underlying PIMCO Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds) subsequently decreases, the Portfolio (or Underlying PIMCO Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Underlying PIMCO Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the

Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	0.25%
Class M	0.25%
Administrative Class	0.25%
Advisor Class	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15%

on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee
Class M	0.25%	0.20%
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically,

SEMIANNUAL REPORT	JUNE 30, 2016	25

Notes to Financial Statements (Cont.)

plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets except PIMCO All Asset Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2017 to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at June 30, 2016 was $4,963,441.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2016, were as follows (amounts in thousands†):

U S Government/ Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$324,879	$394,232

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

10. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	36	$336	283	$2,854
Class M	325	3,100	746	7,633
Administrative Class	1,759	16,620	4,112	41,925
Advisor Class	1,629	15,698	1,190	12,058
Issued as reinvestment of distributions
Institutional Class	4	43	27	256
Class M	42	410	236	2,274
Administrative Class	430	4,094	2,159	20,554
Advisor Class	172	1,653	876	8,418
Cost of shares redeemed
Institutional Class	(36)	(340)	(712)	(7,094)
Class M	(1,314)	(12,572)	(1,821)	(18,712)
Administrative Class	(7,318)	(67,884)	(16,924)	(170,478)
Advisor Class	(3,203)	(29,987)	(8,825)	(89,731)
Net increase (decrease) resulting from Portfolio share transactions	(7,474)	$(68,829)	(18,653)	$(190,043)

As of June 30, 2016, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 61% of the Portfolio. One shareholder is a related party and comprises 47% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

11. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

12. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SEMIANNUAL REPORT	JUNE 30, 2016	27

Notes to Financial Statements (Cont.)

June 30, 2016 (Unaudited)

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus. If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2015, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	12/31/2016	12/31/2017	12/31/2018
PIMCO All Asset Portfolio	$—	$129,163	$—

Under the Regulated Investment Company Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2015, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO All Asset Portfolio	$17,938	$9,838

As of June 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$879,708	$25,238	$(70,453)	$(45,215)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

28	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

SEMIANNUAL REPORT	JUNE 30, 2016	29

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT02SAR_063016

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2016

PIMCO All Asset All Authority Portfolio

Share Classes

■	Institutional
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Outside of the reporting period, PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st.

The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the six-month fiscal reporting period include:

■

The first segment of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit, pushing government sovereign yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve (“Fed”) on hold at their June 2016 meeting, after having slightly raised interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term interest rates rose with the initial Fed rate hike in December 2015. Revised first quarter 2016 U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23, 2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the Pound Sterling and European and Japanese equities, most asset classes generally recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.37% for the reporting period. Yields declined across the majority of the U.S. Treasury yield curve as a more dovish tone from the Fed coupled with the surprise result of the U.K. referendum pushed expectations for policy normalization further into the future. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.27% on December 31, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.31% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 6.24% over the reporting period. U.S. real interest rates followed nominal yields sharply lower as concerns surrounding China’s growth prospects early in the reporting period coupled with uncertainty over the U.K. referendum created a strong flight-to-quality bid and more tempered expectations for near-term Fed rate hikes. Despite posting positive absolute returns, U.S. TIPS were outpaced by comparable nominal U.S. Treasuries as

2	PIMCO VARIABLE INSURANCE TRUST

market-based inflation expectations ended the period lower. U.S. breakeven inflation rates were pressured lower by low headline inflation data and outsized demand for safe-haven nominal U.S. Treasuries.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 13.25% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and precious metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by strong demand and production outages. Within precious metals, gold prices were the beneficiary of strong safe-haven demand around risk-off events, particularly in June 2016 following the U.K.’s historic vote to leave the European Union. Agriculture commodity prices also advanced over the period, led by sugar prices which rallied on Brazilian rainfall, Indian import demand as well as strength in the Brazilian real.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 3.11% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and refinancing concerns. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals. Positive representation and warranty settlement developments also benefited the sector.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.54% over the reporting period, as falling credit yields and a commodity-fueled rally drove returns over the reporting period. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 8.02% over the reporting period. Strong performance from commodity sectors and risk-on sentiment drove returns, as asset sales and equity issuance strengthened balance sheets. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher-yielding instruments.

■

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.90% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 14.02% over the reporting period. The slowdown in China continued apace, though policymakers have used expanded credit availability and a gradual depreciation of the Chinese currency to soften the landing. Higher commodity prices and improving terms of trade helped EM currencies broadly gain during the reporting period.

■

Global equity markets showed mixed performance amid a period marked by economic uncertainty, increased volatility and concerns around the U.K. referendum. U.S. equities, as represented by the S&P 500 Index, returned 3.84% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 6.41% over the same period. In contrast, developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 4.42% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2016	3

Important Information About the PIMCO All Asset All Authority Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO All Asset All Authority Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to the following: new/small portfolio risk allocation risk, fund of funds risk, market trading risk, municipal project-specific risk, municipal bond risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain in the Underlying PIMCO Fund, which translates into heightened volatility for the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money.

4	PIMCO VARIABLE INSURANCE TRUST

The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO All Asset All Authority Portfolio	04/30/14	04/30/14	—	04/30/14	04/30/14	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2016	5

PIMCO All Asset All Authority Portfolio

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings as of 06/30/20161§

PIMCO StocksPLUS® Short Fund	14.7%
PIMCO RAE Low Volatility PLUS EMG Fund	9.2%
PIMCO Emerging Markets Currency Fund	8.5%
PIMCO RAE Fundamental PLUS EMG Fund	5.5%
PIMCO Emerging Local Bond Fund	5.5%
PIMCO RAE Worldwide Long/Short PLUS Fund	5.2%
PIMCO High Yield Spectrum Fund	4.8%
PIMCO Income Fund	4.8%
PIMCO RAE Low Volatility PLUS International Fund	3.8%
PIMCO RAE Fundamental Emerging Markets Fund	3.2%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments excludes securities sold short, financial derivative instruments, and short-term instruments, if any.

Average Annual Total Return for the period ended June 30, 2016
	6 Months*	1 Year	Inception**
PIMCO All Asset All Authority Portfolio Institutional Class	10.16%	(2.39)%	(4.08)%
PIMCO All Asset All Authority Portfolio Administrative Class	10.22%	(2.43)%	(4.21)%
PIMCO All Asset All Authority Portfolio Advisor Class	10.08%	(2.61)%	(4.32)%
S&P 500 Index±	3.84%	3.99%	7.38%***

Consumer Price Index + 650 Basis
Points±±

	3.97%

		7.55%

			7.16%***

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** For class inception dates please refer to the Important Information.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S.
equities market.

±± CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as
stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 2.53% for Institutional Class shares, 2.68% for Administrative Class shares, and
2.78% for Advisor Class shares.

Investment
Objective and Strategy Overview

»

PIMCO All Asset All Authority Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except other funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Portfolio may invest in additional Underlying PIMCO
Funds created in the future.

Portfolio Insights

Following are key factors impacting the Portfolio’s performance during the reporting period:

»

Exposure to emerging market equities, primarily through the Fundamental Emerging Markets Fund, the PIMCO RAE Fundamental PLUS EMG Fund and the PIMCO RAE
Low Volatility PLUS EMG Fund, benefited performance, as these Underlying PIMCO Funds gained value.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Local Bond Fund and the PIMCO Emerging Markets Currency Fund,
benefited performance, as these Underlying PIMCO Funds gained value.

»

  Commodities exposure, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO CommodityRealReturn Strategy Fund®, benefited performance, as these Underlying PIMCO Funds gained value.

»

  Allocations to alternative strategies, primarily through the PIMCO RAE Worldwide Long/Short PLUS Fund, benefited performance, as this Underlying PIMCO
Fund gained value.

»

  Credit exposure, primarily through the PIMCO High Yield Fund and the PIMCO High Yield Spectrum Fund, benefited performance, as these Underlying PIMCO Fund gained value.

»

  Holdings of U.S. Treasury Inflation-Protected Securities, primarily through the PIMCO Real Return Asset Fund, benefited performance, as this Underlying
PIMCO Funds gained value.

»

Inverse exposure to the S&P 500 Index, achieved through the PIMCO StocksPLUS® Short Fund, detracted from performance, as this Underlying PIMCO Fund posted negative returns.

6

PIMCO VARIABLE INSURANCE TRUST

Expense Example
PIMCO All Asset All Authority Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs:
(1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars)
of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5%
hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.
Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Actual

Hypothetical (5% return before expenses)

Beginning Account Value (01/01/16)

Ending Account Value (06/30/16)

Expenses Paid During Period*

Beginning Account Value (01/01/16)

Ending Account Value (06/30/16)

Expenses Paid During Period*

Net Annualized Expense Ratio**

Institutional Class

$
1,000.00

$
1,101.60

$
4.68

$
1,000.00

$
1,020.00

$
4.50

0.91
%

Administrative Class

1,000.00

1,102.20

5.45

1,000.00

1,019.27

5.23

1.06

Advisor Class

1,000.00

1,100.80

5.96

1,000.00

1,018.78

5.73

1.16

* Expenses Paid During Period
are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 7 in the Notes to Financial Statements.

SEMIANNUAL REPORT

JUNE 30, 2016

7

Financial Highlights
PIMCO All Asset All Authority Portfolio

Selected Per Share Data for the Year or Period Ended:

Net Asset Value Beginning of Year or Period

Net
Investment Income(a)

Net Realized/ Unrealized Gain (Loss)

Total from Investment Operations

Dividends from Net Investment Income

               Distributions from
Net Realized Capital Gains

Total Distributions(b)

Institutional Class

01/01/2016 - 06/30/2016+

$
7.65

$
0.07

$
0.70

$
0.77

$
(0.13
)

$
0.00

$
(0.13
)

12/31/2015

9.02

0.38

(1.47
)

(1.09
)

(0.26
)

(0.02
)

(0.28
)

04/30/2014 - 12/31/2014

10.00

0.64

(1.19
)

(0.55
)

(0.42
)

(0.01
)

(0.43
)

Administrative Class

01/01/2016 - 06/30/2016+

7.65

0.06

0.72

0.78

(0.13
)

0.00

(0.13
)

12/31/2015

9.02

0.31

(1.41
)

(1.10
)

(0.25
)

(0.02
)

(0.27
)

04/30/2014 - 12/31/2014

10.00

0.44

(1.00
)

(0.56
)

(0.41
)

(0.01
)

(0.42
)

Advisor Class

01/01/2016 - 06/30/2016+

7.64

0.06

0.70

0.76

(0.12
)

0.00

(0.12
)

12/31/2015

9.01

0.35

(1.46
)

(1.11
)

(0.24
)

(0.02
)

(0.26
)

04/30/2014 - 12/31/2014

10.00

0.56

(1.13
)

(0.57
)

(0.41
)

(0.01
)

(0.42
)

+
Unaudited

*
Annualized

(a)
Per share amounts based on average number of shares outstanding during the year or period.

(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

(c)
Ratio of expenses to average net assets includes line of credit expenses.

8

PIMCO VARIABLE INSURANCE TRUST

See Accompanying Notes

Net Asset Value End of Year or Period

Total Return

Net Assets End of Year or Period (000s)

Ratio of Expenses to Average Net Assets

Ratio of Expenses to Average Net Assets Excluding Waivers

Ratio of Expenses to Average Net Assets Excluding Interest Expense

Ratio of Expenses to Average Net Assets Excluding Interest Expense
and Waivers

Ratio of Net Investment Income to Average Net Assets

Portfolio Turnover Rate

$
8.29

10.16
%

$
864

0.91
%*(c)

1.00
%*(c)

0.36
%*

0.45
%*

1.81
%*

86
%

7.65

(12.17
)

884

1.30
(c)

1.39
(c)

0.36

0.45

4.45

67

9.02

(5.57
)

583

0.81
*(c)

1.15
*(c)

0.37
*

0.71
*

9.79
*

117

8.30

10.22

4,365

1.06
*(c)

1.15
*(c)

0.51
*

0.60
*

1.67
*

86

7.65

(12.35
)

4,594

1.45
(c)

1.54
(c)

0.51

0.60

3.57

67

9.02

(5.70
)

7,338

0.96
*(c)

1.30
*(c)

0.52
*

0.86
*

6.61
*

117

8.28

10.08

6,551

1.16
*(c)

1.25
*(c)

0.61
*

0.70
*

1.63
*

86

7.64

(12.40
)

4,099

1.55
(c)

1.64
(c)

0.61

0.70

4.11

67

9.01

(5.76
)

3,588

1.06
*(c)

1.40
*(c)

0.62
*

0.96
*

8.48
*

117

See Accompanying Notes

SEMIANNUAL REPORT

JUNE 30, 2016

9

Statement of Assets and Liabilities PIMCO All Asset All Authority Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)

Assets:

Investments, at value

Investments in Affiliates

$
15,255

Cash

9

Receivable for investments in Affiliates sold

132

Dividends receivable from Affiliates

22

Reimbursement receivable from PIMCO

1

Prepaid expenses

5

Total Assets

15,424

Liabilities:

Borrowings & Other Financing Transactions

Payable for line of credit

$
3,450

Payable for investments in Affiliates purchased

163

Payable for Portfolio shares redeemed

25

Accrued investment advisory fees

2

Accrued supervisory and administrative fees

2

Accrued distribution fees

2

Total Liabilities

3,644

Net Assets

$
11,780

Net Assets Consist of:

Paid in capital

$
13,945

Undistributed net investment income

42

Accumulated undistributed net realized (loss)

(1,542
)

Net unrealized (depreciation)

(665
)

Net Assets

$
11,780

Net Assets:

Institutional Class

$
864

Administrative Class

4,365

Advisor Class

6,551

Shares Issued and Outstanding:

Institutional Class

104

Administrative Class

526

Advisor Class

791

Net Asset Value Per Share Outstanding:

Institutional Class

$
8.29

Administrative Class

8.30

Advisor Class

8.28

Cost of investments in Affiliates

$
15,920

10

PIMCO VARIABLE INSURANCE TRUST

See Accompanying Notes

Statement of Operations PIMCO All Asset All Authority Portfolio

(Unaudited)

(Amounts in thousands)

Six Months Ended June 30, 2016

Investment Income:

Dividends from Investments in Affiliates

$
131

Total Income

131

Expenses:

Investment advisory fees

9

Supervisory and administrative fees

12

Servicing fees - Administrative Class

3

Distribution and/or servicing fees - Advisor Class

6

Interest expense

26

Total Expenses

56

Waiver and/or Reimbursement by PIMCO

(4
)

Net Expenses

52

Net Investment Income

79

Net Realized (Loss):

Investments in Affiliates

(778
)

Net Realized (Loss)

(778
)

Net Change in Unrealized Appreciation:

Investments in Affiliates

1,604

Net Change in Unrealized Appreciation

1,604

Net Increase in Net Assets Resulting from Operations

$
905

See Accompanying Notes

SEMIANNUAL REPORT

JUNE 30, 2016

11

Statements of Changes in Net Assets PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)

Six Months Ended June 30, 2016 (Unaudited)

Year Ended December 31, 2015

Increase (Decrease) in Net Assets from:

Operations:

Net investment income

$
79

$
438

Net realized (loss)

(778
)

(632
)

Net change in unrealized appreciation (depreciation)

1,604

(1,147
)

Net Increase (Decrease) in Net Assets Resulting from Operations

905

(1,341
)

Distributions to Shareholders:

From net investment income

Institutional Class

(15
)

(27
)

Administrative Class

(62
)

(158
)

Advisor Class

(71
)

(125
)

From net realized capital gains

Institutional Class

0

(3
)

Administrative Class

0

(13
)

Advisor Class

0

(12
)

  Total
Distributions(a)

(148
)

(338
)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**

1,446

(253
)

Total Increase (Decrease) in Net Assets

2,203

(1,932
)

Net Assets:

Beginning of period

9,577

11,509

End of period*

$
11,780

$
9,577

* Including undistributed net investment income of:

$
42

$
111

†
A zero balance may reflect actual amounts rounding to less than one thousand.

**
See Note 11 in the Notes to Financial Statements.

(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

12

PIMCO VARIABLE INSURANCE TRUST

See Accompanying Notes

Statement of Cash Flows PIMCO All Asset All Authority Portfolio

(Unaudited)

(Amounts in thousands†)

Six Months Ended June 30, 2016

Cash Flows (Used for) Operating Activities:

Net increase in net assets resulting from operations

$
905

  Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash (Used for) Operating
Activities:

Purchases of long-term securities

(12,338
)

Proceeds from sales of long-term securities

11,488

(Increase) in receivable for investments sold

(132
)

Decrease in dividends receivable from Affiliates

1

Increase in payable for investments purchased

128

(Increase) in reimbursement receivable from PIMCO

(1
)

(Increase) in Prepaid expenses

(2
)

Net Realized Loss

Investments in Affiliates

778

Net Change in Unrealized (Appreciation)

Investments in Affiliates

(1,604
)

Net Cash (Used for) Operating Activities

(777
)

Cash Flows Received from Financing Activities:

Proceeds from shares sold

4,390

Payments on shares redeemed

(3,066
)

Net borrowing of line of credit

(550
)

Cash dividend paid*

0

Net Cash Received from Financing Activities

774

Net (Decrease) in Cash and Foreign Currency

(3
)

Cash and Foreign Currency:

Beginning of period

12

End of period

$
9

* Reinvestment of distributions

$
148

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period

$
24

†
A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes

SEMIANNUAL REPORT

JUNE 30, 2016

13

Schedule of Investments PIMCO All Asset All Authority Portfolio

June 30, 2016 (Unaudited)

SHARES

MARKET VALUE (000S)

INVESTMENTS IN AFFILIATES 129.5%

MUTUAL FUNDS (a) 129.5%

PIMCO CommoditiesPLUS® Strategy Fund

75,354

$

458

PIMCO CommodityRealReturn Strategy Fund®

16,247

118

PIMCO Diversified Income Fund

11,394

120

PIMCO Emerging Local Bond Fund

112,870

834

PIMCO Emerging Markets Currency Fund

146,099

1,290

PIMCO Extended Duration Fund

4,903

46

PIMCO High Yield Fund

54,481

465

PIMCO High Yield Spectrum Fund

78,096

737

PIMCO Income Fund

61,925

736

PIMCO Investment Grade Corporate Bond Fund

31,544

330

PIMCO Long Duration Total Return Fund

7,409

88

PIMCO Long-Term Credit Fund

1,961

24

PIMCO Long-Term U.S. Government Fund

18,101

124

SHARES

MARKET VALUE (000S)

PIMCO Low Duration Fund

48,119

$

475

PIMCO Mortgage Opportunities Fund

8,318

92

PIMCO RAE Fundamental Advantage PLUS Fund

24,201

238

PIMCO RAE Fundamental Emerging Markets Fund

56,033

489

PIMCO RAE Fundamental PLUS EMG Fund

103,409

846

PIMCO RAE Fundamental PLUS International Fund

34,211

255

PIMCO RAE Low Volatility PLUS EMG Fund

168,743

1,402

PIMCO RAE Low Volatility PLUS Fund

15,777

186

PIMCO RAE Low Volatility PLUS International Fund

60,184

574

PIMCO RAE Worldwide Fundamental Advantage PLUS Fund

24,573

218

PIMCO RAE Worldwide Long/Short PLUS Fund

80,761

798

PIMCO Real Return Asset Fund

35,620

303

PIMCO Real Return Fund

6,432

71

SHARES

MARKET VALUE (000S)

PIMCO RealEstateRealReturn Strategy Fund

32,967

$

281

PIMCO Senior Floating Rate Fund

44,029

429

PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)

52,128

346

PIMCO StocksPLUS® International Fund (Unhedged)

12,597

67

PIMCO StocksPLUS® Short Fund

214,274

2,241

PIMCO Total Return Fund

30,503

315

PIMCO TRENDS Managed Futures Strategy Fund

3,572

34

PIMCO Unconstrained Bond Fund

21,773

225

Total Mutual Funds (Cost $15,920)

15,255

Total Investments in Affiliates (Cost $15,920)

15,255

Total Investments 129.5% (Cost $15,920)

$

15,255

Other Assets and Liabilities, net (29.5)%

(3,475
)

Net Assets 100.0%

$

11,780

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*
A zero balance may reflect actual amounts rounding to less than one thousand.

(a)
Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory

Level 1

Level 2

Level 3

Fair Value at 06/30/2016

Investments in Affiliates, at Value

Mutual Funds

$
15,255

$
0

$
0

$
15,255

There were no significant
transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

14

PIMCO VARIABLE INSURANCE TRUST

See Accompanying Notes

Notes to Financial Statements

June 30, 2016 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO All Asset All Authority Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio. Research
Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the Portfolio.

The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except other funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s investments in the Short Strategy Underlying PIMCO Funds (as set forth in the Portfolio’s current prospectus), which seek to gain a negative exposure to an asset class such as equities or commodities, normally will not exceed 20% of its total assets. The Portfolio’s combined investments in the Domestic Equity-Related Underlying PIMCO Funds (as set forth in the Portfolio’s current prospectus) will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in Inflation-Related Underlying PIMCO Funds (as set forth in the Portfolio’s current prospectus), which seek to gain exposure to an asset class such as U.S. Treasury
Inflation-Protected Securities (“TIPS”), commodities, or real estate, normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor

information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the asset class exposures represented by the
Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of
Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to

SEMIANNUAL REPORT

JUNE 30, 2016

15

Notes to Financial Statements (Cont.)

that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in
Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In
August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class. On each day that the New York Stock Exchange (“NYSE”)
is open, Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the
Portfolio closes earlier, or as permitted by the SEC.

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV

16

PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of an Underlying PIMCO Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Underlying PIMCO Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices)
that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued
in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the
Valuation Oversight Committee of the Board (“Valuation Oversight Committee”),

SEMIANNUAL REPORT

JUNE 30, 2016

17

Notes to Financial Statements (Cont.)

generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data
(e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When an Underlying PIMCO Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■

  Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the
Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.
Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable

18

PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER
INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all of its assets in Underlying PIMCO Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is
considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2016 (amounts in thousands†):

Underlying PIMCO Funds

Market Value 12/31/2015

Purchases at Cost

Proceeds from Sales

Net Realized Gain (Loss)

Change in Unrealized Appreciation (Depreciation)

Market Value 06/30/2016

Dividend Income
(1)

Realized Net Capital Gain Distributions (1)

PIMCO CommoditiesPLUS® Strategy Fund

$
242

$
349

$
(220
)

$
(107
)

$
194

$
458

$
1

$
0

PIMCO CommodityRealReturn Strategy Fund®

198

23

(126
)

(51
)

74

118

0

0

PIMCO Credit Absolute Return Fund

90

0

(88
)

(12
)

10

0

0

0

PIMCO Diversified Income Fund

36

81

0

0

3

120

1

0

PIMCO Emerging Local Bond Fund

931

270

(458
)

(75
)

166

834

24

0

PIMCO Emerging Markets Bond Fund

58

0

(57
)

(8
)

7

0

0

0

PIMCO Emerging Markets Corporate Bond Fund

22

0

(21
)

(4
)

3

0

0

0

PIMCO Emerging Markets Currency Fund

1,187

397

(356
)

(40
)

102

1,290

15

0

PIMCO EqS® Long/Short Fund

69

0

(68
)

(1
)

0

0

0

0

PIMCO Extended Duration Fund

0

60

(19
)

1

4

46

0

0

PIMCO Floating Income Fund

21

0

(20
)

(3
)

2

0

0

0

PIMCO Foreign Bond Fund (Unhedged)

26

0

(27
)

(4
)

5

0

0

0

PIMCO Global Advantage® Strategy Bond Fund

107

0

(106
)

(7
)

6

0

0

0

PIMCO High Yield Fund

261

272

(85
)

(8
)

25

465

11

0

PIMCO High Yield Spectrum Fund

512

370

(174
)

(29
)

58

737

19

0

PIMCO Income Fund

770

373

(418
)

(14
)

25

736

22

0

PIMCO Investment Grade Corporate Bond Fund

244

124

(53
)

(2
)

17

330

5

0

PIMCO Long Duration Total Return Fund

118

113

(151
)

(5
)

13

88

2

0

PIMCO Long-Term Credit Fund

70

1

(50
)

(7
)

10

24

1

0

PIMCO Long-Term U.S. Government Fund

2

158

(45
)

1

8

124

1

0

PIMCO Low Duration Fund

446

5,765

(5,736
)

(3
)

3

475

4

0

PIMCO Mortgage Opportunities Fund

84

20

(13
)

0

1

92

1

0

PIMCO RAE Fundamental Advantage PLUS Fund

282

100

(150
)

(21
)

27

238

0

0

PIMCO RAE Fundamental Emerging Markets Fund

0

498

(42
)

1

32

489

0

0

PIMCO RAE Fundamental PLUS EMG Fund

564

264

(92
)

(27
)

137

846

2

0

PIMCO RAE Fundamental PLUS Fund

57

0

(51
)

(17
)

11

0

0

0

PIMCO RAE Fundamental PLUS International Fund

231

169

(147
)

(56
)

58

255

1

0

PIMCO RAE Fundamental PLUS Small Fund

57

0

(51
)

(23
)

17

0

0

0

PIMCO RAE Low Volatility PLUS EMG Fund

1,012

411

(194
)

(59
)

232

1,402

4

0

PIMCO RAE Low Volatility PLUS Fund

261

29

(123
)

(5
)

24

186

0

0

PIMCO RAE Low Volatility PLUS International Fund

581

112

(147
)

(15
)

43

574

1

0

PIMCO RAE Worldwide Fundamental Advantage PLUS Fund

399

106

(282
)

(46
)

41

218

0

0

PIMCO RAE Worldwide Long/Short PLUS Fund

865

210

(347
)

(26
)

96

798

2

0

PIMCO Real Return Asset Fund

650

80

(466
)

(31
)

70

303

1

0

PIMCO Real Return Fund

142

70

(143
)

(9
)

11

71

0

0

PIMCO RealEstateRealReturn Strategy Fund

290

90

(117
)

(14
)

32

281

1

0

SEMIANNUAL REPORT

JUNE 30, 2016

19

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds

Market Value 12/31/2015

Purchases at Cost

Proceeds from Sales

Net Realized Gain (Loss)

Change in Unrealized Appreciation (Depreciation)

Market Value 06/30/2016

Dividend Income
(1)

Realized Net Capital Gain Distributions (1)

PIMCO Senior Floating Rate Fund

$
358

$
213

$
(147
)

$
(7
)

$
12

$
429

$
7

$
0

PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)

0

371

(38
)

0

13

346

1

0

PIMCO StocksPLUS® International Fund (Unhedged)

0

69

(5
)

0

3

67

0

0

PIMCO StocksPLUS® Short Fund

1,914

809

(444
)

(27
)

(11
)

2,241

0

0

PIMCO Total Return Fund

143

247

(78
)

(5
)

8

315

2

0

PIMCO TRENDS Managed Futures Strategy Fund

33

0

(1
)

0

2

34

0

0

PIMCO Unconstrained Bond Fund

246

115

(133
)

(13
)

10

225

2

0

Totals

$
13,579

$
12,339

$
(11,489
)

$
(778
)

$
1,604

$
15,255

$
131

$
0

†
A zero balance may reflect actual amounts rounding to less than one thousand.

(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 6, Principal Risks.

(a) Line of Credit  Consistent with its principal investment strategies, the Portfolio has entered into a secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the 1940 Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. As of June 30, 2016, the agreement comprises revolving tranches.

With respect to the revolving tranches, there is a maximum
available commitment amount equal to $4,000,000. Borrowings under this agreement bear interest at a rate equal to the cost of funding. Borrowings outstanding as of June 30, 2016, are disclosed as payable for line of credit on the Statement of Assets and Liabilities. As of June 30, 2016, the Portfolio was paying an average weighted rate of interest of 0.747%. Program facility, upfront and interest fees paid by the Portfolio in relation to the borrowings are included in interest expense in the Statement of Operations. All of the Portfolio’s securities are pledged as collateral under the agreement.

The
Portfolio’s borrowing activity under the agreement for the period ended June 30, 2016, was as follows (amounts in thousands):

Average Outstanding Principal

Average Available Commitment

Interest

Program Facility and Upfront Fees

Oustanding Principal as of 06/30/2016

$
3,610

$
4,000

$
26

$
4

$
3,450

6. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Underlying PIMCO Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the

Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The NAV of the Portfolio will fluctuate in response to changes in the respective NAVs of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

20

PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

The
Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Underlying PIMCO Funds’) investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio (or Underlying PIMCO Funds) will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Underlying
PIMCO Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Underlying PIMCO Funds) may
lose money if these changes are not anticipated by the Portfolio (or Underlying PIMCO Funds’) management. The Portfolio (or Underlying PIMCO Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.
With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making”
ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks.
All of these factors, collectively and/or individually, could cause the Portfolio (or Underlying PIMCO Funds) to lose value. If the Portfolio (or Underlying PIMCO Funds) lost enough value, the Portfolio (or Underlying PIMCO Funds) could face increased shareholder redemptions, which could force the Portfolio (or Underlying PIMCO Funds) to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio (or Underlying PIMCO Funds).

To the extent that the Portfolio (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia, the Portfolio (or an Underlying PIMCO Funds) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or an Underlying PIMCO Funds’) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Underlying PIMCO Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues

SEMIANNUAL REPORT

JUNE 30, 2016

21

Notes to Financial Statements (Cont.)

in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Underlying PIMCO Funds), or, in the case of hedging positions, that the Portfolio’s (or Underlying PIMCO Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Underlying PIMCO Funds’)
investments in foreign currency-denominated securities may reduce the Portfolio’s (or Underlying PIMCO Fund’s) returns.

The Portfolio’s (or Underlying PIMCO Funds’) investments in commodity-linked financial derivative instruments may subject the
Portfolio (or Underlying PIMCO Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio (or Underlying PIMCO Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio (or Underlying PIMCO Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio (or Underlying PIMCO Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio (or Underlying PIMCO Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Underlying PIMCO Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or
Underlying PIMCO Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Underlying PIMCO Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the
Portfolio (or Underlying PIMCO Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds). The Portfolio (or Underlying PIMCO Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds) subsequently decreases, the Portfolio (or Underlying PIMCO Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Underlying PIMCO Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The
Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

22

PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

Master Agreements
can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master
Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master
Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of
NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master
Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements
(“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward
Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading
Commission (“CFTC”). In the United

States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master
Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a
majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.20%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the
Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

SEMIANNUAL REPORT

JUNE 30, 2016

23

Notes to Financial Statements (Cont.)

The Supervisory
and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table:

Supervisory and Administrative Fee

Institutional Class

0.25%

Administrative Class

0.25%

Advisor Class

0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of
PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the
“Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

Distribution Fee

Servicing Fee

Administrative Class

—

0.15%

Advisor Class

0.25%

—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of
PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each
Portfolio of the Trust according to its respective net assets except PIMCO All Asset Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has
contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and
Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of June 30, 2016, the remaining recoverable amount to PIMCO was $18,939.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

24

PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

PIMCO has contractually agreed, through May 1, 2017, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at June 30, 2016 was $18,275.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related
parties. Fees payable to these parties are disclosed in Note 7, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended
June 30, 2016, were as follows (amounts in thousands†):

U S Government/ Agency

All Other

Purchases

Sales

Purchases

Sales

$
0

$
0

$
12,338

$
11,488

†
  A zero balance may reflect actual amounts rounding to less than one thousand.

11. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an
unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

Six Months Ended 06/30/2016

Year Ended 12/31/2015

Shares

Amount

Shares

Amount

Receipts for shares sold

Institutional Class

0

$
9

50

$
435

Administrative Class

61

485

203

1,806

Advisor Class

488

3,895

257

2,246

Issued as reinvestment of distributions

Institutional Class

2

15

4

30

Administrative Class

8

62

21

171

Advisor Class

9

71

17

137

Cost of shares redeemed

Institutional Class

(14
)

(116
)

(3
)

(22
)

Administrative Class

(143
)

(1,078
)

(437
)

(3,897
)

Advisor Class

(243
)

(1,897
)

(135
)

(1,159
)

Net increase (decrease) resulting from Portfolio share transactions

168

$
1,446

(23
)

$
(253
)

† A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2016, four shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 90% of the
Portfolio. One shareholder is a related party and comprises 23% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

SEMIANNUAL REPORT

JUNE 30, 2016

25

Notes to Financial Statements (Cont.)

12. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material
litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO
Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only
as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated
investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local
withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the
Portfolio’s tax positions for all open tax years. As of June 30, 2016 the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the
statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015 no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment
as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Underlying PIMCO Fund’s
Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity
Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

26

PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

Under the Regulated Investment Company Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31,
2015 the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

Short-Term

Long-Term

PIMCO All Asset All Authority Portfolio

$
473

$
23

As of June
30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost

Aggregate Gross Unrealized Appreciation

Aggregate Gross Unrealized (Depreciation)

Net Unrealized Appreciation (Depreciation) (1)

$
16,505

$
161

$
(1,411
)

$
(1,250
)

(1)
  Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT

JUNE 30, 2016

27

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New
York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K
Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT01SAR_063016

PIMCO Variable Insurance
Trust

Semiannual Report

June 30, 2016

PIMCO
CommodityRealReturn® Strategy Portfolio

Share Classes

■

Institutional

■

M

■

Administrative

■

Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance
Trust covering the six-month reporting period ended June 30, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Outside of the reporting period, PIMCO announced on
July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when
Mr. Roman joins PIMCO on November 1st.

The announcement
of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s
Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the six-month fiscal reporting period include:

■

The first segment of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit, pushing government sovereign yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve
(“Fed”) on hold at their June 2016 meeting, after having slightly raised interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term interest rates rose with the initial Fed rate hike in December 2015. Revised first quarter 2016
U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23,
2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the
Pound Sterling and European and Japanese equities, most asset classes generally recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.37% for the reporting period. Yields declined across the majority of the
U.S. Treasury yield curve as a more dovish tone from the Fed coupled with the surprise result of the U.K. referendum pushed expectations for policy normalization further into the future. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.27% on December 31, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.31% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 6.24% over the reporting period.
U.S. real interest rates followed nominal yields sharply lower as concerns surrounding China’s growth prospects early in the reporting period coupled with uncertainty over the U.K. referendum created a strong flight-to-quality bid and more tempered expectations for near-term Fed rate hikes.

2

PIMCO VARIABLE INSURANCE TRUST

Despite posting positive absolute returns, U.S. TIPS were outpaced by comparable nominal U.S. Treasuries as market-based inflation expectations ended the period lower. U.S. breakeven inflation rates were pressured lower by low headline inflation data and outsized demand for safe-haven nominal U.S. Treasuries.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 13.25% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and precious metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by strong demand and production outages. Within precious metals, gold prices were the beneficiary of strong safe-haven demand around risk-off events, particularly in June 2016 following the U.K.’s historic vote to leave the European Union. Agriculture commodity prices also advanced over the period, led by sugar prices which rallied on Brazilian rainfall, Indian import demand as well as strength in the Brazilian real.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 3.11% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and refinancing concerns. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals. Positive representation and warranty settlement developments also benefited the sector.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.54% over the reporting period, as falling credit yields and a commodity-fueled rally drove returns over the reporting period. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 8.02% over the reporting period.
Strong performance from commodity sectors and risk-on sentiment drove returns, as asset sales and equity issuance strengthened balance sheets. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher-yielding instruments.

■

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.90% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 14.02% over the reporting period. The slowdown in China continued apace, though policymakers have used expanded credit availability and a gradual depreciation of the Chinese currency to soften the landing. Higher commodity prices and improving terms of trade helped EM currencies broadly gain during the reporting period.

■

Global equity markets showed mixed performance amid a period marked by economic uncertainty, increased volatility and concerns around the U.K. referendum.
U.S. equities, as represented by the S&P 500 Index, returned 3.84% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 6.41% over the same period. In contrast, developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 4.42% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

  Sincerely,

       Brent R. Harris
 Chairman of the Board, PIMCO Variable Insurance Trust
August 22, 2016

Past performance is no guarantee
of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT

JUNE 30, 2016

3

Important Information About the PIMCO
CommodityRealReturn® Strategy Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise
(e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with
a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, tax risk, subsidiary risk, and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments as part of an
investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the
Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument, or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High
yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

4

PIMCO VARIABLE INSURANCE TRUST

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The Portfolio will seek to gain exposure to the commodity
markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments. These notes

also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the
Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The
Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following
table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name

Portfolio Inception

Institutional Class

Class M

Administrative Class

Advisor Class

Diversification Status

  PIMCO
CommodityRealReturn® Strategy Portfolio

06/30/04

04/30/12

11/10/14

06/30/04

02/28/06

Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the
Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the
Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information
(“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the
Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically

SEMIANNUAL REPORT

JUNE 30, 2016

5

Important Information About the PIMCO
CommodityRealReturn® Strategy Portfolio (Cont.)

required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment
Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633
Broadway, New York, New York 10019.

6

PIMCO VARIABLE INSURANCE TRUST

PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations

60.1%

Short-Term Instruments‡

16.5%

Sovereign Issues

6.9%

Corporate Bonds & Notes

6.1%

U.S. Government Agencies

5.5%

Other

4.9%

†
% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

‡
Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2016

6 Months*

1 Year

5 Years

10 Years

Inception**

PIMCO CommodityRealReturn® Strategy Portfolio Institutional
Class

16.09%

(12.87)%

—

—

(11.07)%

PIMCO CommodityRealReturn® Strategy Portfolio Class
M

15.77%

(13.30)%

—

—

(16.33)%

PIMCO CommodityRealReturn® Strategy Portfolio Administrative
Class

15.97%

(13.08)%

(10.50)%

(3.58)%

(1.09)%

PIMCO CommodityRealReturn® Strategy Portfolio Advisor
Class

15.89%

(13.08)%

(10.59)%

(3.68)%

(3.16)%

Bloomberg Commodity Index Total Return±

13.25%

(13.32)%

(10.82)%

(5.59)%

(2.68)%***

All Portfolio returns are net
of fees and expenses.

* Cumulative return.

** For class inception dates please refer to the
Important Information.

*** Average annual total
return since 06/30/2004.

± Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as
stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.02% for Institutional Class shares, 1.47% for Class M shares, 1.17% for
Administrative Class shares, and 1.27% for Advisor Class shares.

Investment Objective and Strategy Overview

»

PIMCO CommodityRealReturn® Strategy
Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income
Instruments. ”Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

Portfolio Insights

Following are key factors impacting the Portfolio’s
performance during the reporting period:

»

  Exposure to commodities, through an investment in total return swaps on the Portfolio’s commodity benchmark index, benefited absolute performance, as this index posted positive returns.

»

The Portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral for the commodities exposure, benefited relative performance as TIPS outperformed the assumed U.S. Treasury Bill collateral rate embedded in the Bloomberg Commodity Index.

»

An overweight to TIPS benefited relative performance, as U.S. TIPS posted positive returns.

»

An underweight to long-term U.K. breakeven inflation spreads (or the yield differential between U.K. nominal gilts and like-maturity U.K. index-linked gilts) benefited relative performance, as 30-year breakeven inflation spreads fell.

»

  An underweight to U.K. nominal duration (or sensitivity to changes in market interest rates) detracted from relative performance, as yields fell.

»

  An underweight to U.S. nominal duration expressed via interest rate swaps detracted from relative performance, as interest rate swap yields fell across most maturities.

SEMIANNUAL REPORT

JUNE 30, 2016

7

Expense Example
PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The
Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading
“Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Actual

Hypothetical (5% return before expenses)

Beginning Account Value (01/01/16)

Ending Account Value (06/30/16)

Expenses Paid During Period*

Beginning Account Value (01/01/16)

Ending Account Value (06/30/16)

Expenses Paid During Period*

Net Annualized Expense Ratio**

Institutional Class

$
1,000.00

$
1,160.90

$
5.55

$
1,000.00

$
1,019.32

$
5.18

1.05
%

Class M

1,000.00

1,157.70

7.91

1,000.00

1,017.12

7.40

1.50

Administrative Class

1,000.00

1,159.70

6.34

1,000.00

1,018.58

5.92

1.20

Advisor Class

1,000.00

1,158.90

6.86

1,000.00

1,018.10

6.42

1.30

* Expenses Paid During Period
are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in
Note 9 in the Notes to Financial Statements.

8

PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT

JUNE 30, 2016

9

Financial Highlights
PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Selected Per Share Data for the Year or Period Ended:

  Net Asset Value Beginning
of Year or Period

Net
Investment Income(a)

Net Realized/ Unrealized Gain (Loss)

Total from Investment Operations

Dividends from Net Investment Income

Distributions from Net Realized Capital Gains

Tax Basis Return of Capital

Total Distributions(b)

Institutional Class

01/01/2016 - 06/30/2016+

$
6.89

$
0.06

$
1.05

$
1.11

$
(0.04
)

$
0.00

$
0.00

$
(0.04
)

12/31/2015~

9.68

0.04

(2.63
)

(2.59
)

(0.20
)

0.00

0.00

(0.20
)

12/31/2014~

11.92

0.12

(2.30
)

(2.18
)

(0.06
)

0.00

0.00

(0.06
)

12/31/2013~

14.20

0.12

(2.16
)

(2.04
)

(0.24
)

0.00

0.00

(0.24
)

04/30/2012 - 12/31/2012~

14.80

0.28

(0.02
)

0.26

(0.36
)

(0.50
)

0.00

(0.86
)

Class M

01/01/2016 - 06/30/2016+

6.89

0.05

1.03

1.08

(0.02
)

0.00

0.00

(0.02
)

12/31/2015~

9.72

0.03

(2.66
)

(2.63
)

(0.20
)

0.00

0.00

(0.20
)

11/10/2014 - 12/31/2014~

11.18

0.08

(1.52
)

(1.44
)

(0.02
)

0.00

0.00

(0.02
)

Administrative Class

01/01/2016 - 06/30/2016+

6.91

0.05

1.05

1.10

(0.03
)

0.00

0.00

(0.03
)

12/31/2015~

9.72

0.02

(2.63
)

(2.61
)

(0.20
)

0.00

0.00

(0.20
)

12/31/2014~

11.96

0.12

(2.32
)

(2.20
)

(0.04
)

0.00

0.00

(0.04
)

12/31/2013~

14.26

0.06

(2.14
)

(2.08
)

(0.22
)

0.00

0.00

(0.22
)

12/31/2012~

14.40

0.28

0.48

0.76

(0.40
)

(0.50
)

0.00

(0.90
)

12/31/2011~

18.02

0.26

(1.42
)

(1.16
)

(2.46
)

0.00

0.00

(2.46
)

Advisor Class

01/01/2016 - 06/30/2016+

6.99

0.05

1.06

1.11

(0.03
)

0.00

0.00

(0.03
)

12/31/2015~

9.82

0.01

(2.64
)

(2.63
)

(0.20
)

0.00

0.00

(0.20
)

12/31/2014~

12.10

0.10

(2.34
)

(2.24
)

(0.04
)

0.00

0.00

(0.04
)

12/31/2013~

14.42

0.06

(2.16
)

(2.10
)

(0.22
)

0.00

0.00

(0.22
)

12/31/2012~

14.54

0.28

0.46

0.74

(0.36
)

(0.50
)

0.00

(0.86
)

12/31/2011~

18.12

0.24

(1.40
)

(1.16
)

(2.42
)

0.00

0.00

(2.42
)

+
Unaudited

*
Annualized

~
A one for two reverse share split, effective August 7, 2015, has been retroactively applied. See Note 13 in the Notes to Financial Statements.

(a)
Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$7.96	16.09%	$2,907	1.05	%*	1.19	%*	0.74	%*	0.88	%*	1.70	%*	82%
6.89	(25.57)	2,513	0.91		1.02		0.74		0.85		0.46		162
9.68	(18.35)	2,233	0.78		0.91		0.74		0.87		1.08		151
11.92	(14.55)	1,252	0.82		0.94		0.74		0.86		0.92		57
14.20	1.75	166	0.85	*	0.99	*	0.74	*	0.88	*	2.92	*	77

7.95	15.77	458	1.50	*	1.64	*	1.19	*	1.33	*	1.46	*	82
6.89	(25.91)	306	1.36		1.47		1.19		1.30		0.38		162
9.72	(12.91)	23	1.23	*	1.36	*	1.19	*	1.32	*	0.61	*	151

7.98	15.97	269,625	1.20	*	1.34	*	0.89	*	1.03	*	1.56	*	82
6.91	(25.70)	241,100	1.06		1.17		0.89		1.00		0.22		162
9.72	(18.42)	302,303	0.93		1.06		0.89		1.02		0.94		151
11.96	(14.70)	487,230	0.97		1.09		0.89		1.01		0.54		57
14.26	5.39	572,477	1.00		1.14		0.89		1.03		1.93		77
14.40	(7.56)	571,808	0.91		1.05		0.89		1.03		1.51		523

8.07	15.89	130,742	1.30	*	1.44	*	0.99	*	1.13	*	1.51	*	82
6.99	(25.66)	106,999	1.16		1.27		0.99		1.10		0.14		162
9.82	(18.62)	125,905	1.03		1.16		0.99		1.12		0.85		151
12.10	(14.71)	141,675	1.07		1.19		0.99		1.11		0.44		57
14.42	5.12	148,581	1.10		1.24		0.99		1.13		1.84		77
14.54	(7.54)	132,255	1.01		1.15		0.99		1.13		1.42		523

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	11

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2016

Assets:
Investments, at value
Investments in securities*	$554,796
Investments in Affiliates	41,101
Financial Derivative Instruments
Exchange-traded or centrally cleared	921
Over the counter	7,102
Cash	1
Deposits with counterparty	2,790
Foreign currency, at value	661
Receivable for investments sold	11,302
Receivable for investments sold on a delayed-delivery basis	62
Receivable for TBA investments sold	66,040
Receivable for Portfolio shares sold	572
Interest and/or dividends receivable	1,755
Dividends receivable from Affiliates	9
Reimbursement receivable from PIMCO	50
Other assets	8
Total Assets	687,170

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$176,739
Payable for short sales	7,817
Financial Derivative Instruments
Exchange-traded or centrally cleared	612
Over the counter	9,954
Payable for investments purchased	502
Payable for investments in Affiliates purchased	9
Payable for TBA investments purchased	85,332
Deposits from counterparty	628
Payable for Portfolio shares redeemed	1,492
Accrued investment advisory fees	196
Accrued supervisory and administrative fees	97
Accrued distribution fees	26
Accrued servicing fees	34
Total Liabilities	283,438

Net Assets	$403,732

Net Assets Consist of:
Paid in capital	394,864
(Overdistributed) net investment income	(1,807)
Accumulated undistributed net realized gain	8,389
Net unrealized appreciation	2,286
Net Assets	$403,732

Net Assets:
Institutional Class	$2,907
Class M	458
Administrative Class	269,625
Advisor Class	130,742

Shares Issued and Outstanding:
Institutional Class	365
Class M	58
Administrative Class	33,772
Advisor Class	16,205

Net Asset Value Per Share Outstanding:
Institutional Class	$7.96
Class M	7.95
Administrative Class	7.98
Advisor Class	8.07

Cost of investments in securities	$546,766
Cost of investments in Affiliates	$41,097
Cost of foreign currency held	$642
Proceeds received on short sales	$7,790
Cost or premiums of financial derivative instruments, net	$144

* Includes repurchase agreements of:	$50,597

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2016

Investment Income:
Interest	$4,860
Dividends from Investments in Affiliates	36
Total Income	4,896

Expenses:
Investment advisory fees	1,040
Supervisory and administrative fees	513
Distribution and/or servicing fees - Class M	1
Servicing fees - Administrative Class	179
Distribution and/or servicing fees - Advisor Class	139
Trustee fees	2
Interest expense	545
Total Expenses	2,419
Waiver and/or Reimbursement by PIMCO	(246)
Net Expenses	2,173

Net Investment Income	2,723

Net Realized Gain (Loss):
Investments in securities	(2,155)
Investments in Affiliates	(11)
Exchange-traded or centrally cleared financial derivative instruments	(6,602)
Over the counter financial derivative instruments	48,089
Foreign currency	548

Net Realized Gain	39,869

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	19,336
Investments in Affiliates	24
Exchange-traded or centrally cleared financial derivative instruments	(1,194)
Over the counter financial derivative instruments	(5,222)
Foreign currency assets and liabilities	(10)

Net Change in Unrealized Appreciation	12,934

Net Increase in Net Assets Resulting from Operations	$55,526

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	13

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$2,723	$793
Net realized gain (loss)	39,869	(147,080)
Net change in unrealized appreciation	12,934	30,345

Net Increase (Decrease) in Net Assets Resulting from Operations	55,526	(115,942)

Distributions to Shareholders:
From net investment income
Institutional Class	(13)	(124)
Class M	(1)	(4)
Administrative Class	(1,065)	(12,616)
Advisor Class	(451)	(5,255)

Total Distributions(a)	(1,530)	(17,999)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(1,182)	54,395

Total Increase (Decrease) in Net Assets	52,814	(79,546)

Net Assets:
Beginning of year or period	350,918	430,464
End of year or period*	$403,732	$350,918

* Including (overdistributed) net investment income of:	$(1,807)	$(3,000)

**	See Note 13 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2016

Cash Flows Provided by Operating Activities:

Net increase in net assets resulting from operations	$55,526

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(413,440)
Proceeds from sales of long-term securities	392,110
(Purchases) from sales of short-term portfolio investments, net	(44,398)
(Increase) in deposits with counterparty	(1,309)
Decrease in receivable for investments sold	76,883
Decrease in interest and/or dividends receivable	280
Decrease in dividends receivable from Affiliates	7
(Payments on) exchange-traded or centrally cleared financial derivative instruments	(8,089)
Proceeds from over the counter financial derivative instruments	47,180
Increase in payable for investments purchased	85,714
(Decrease) in deposits from counterparty	(6,052)
Increase in accrued investment advisory fees	21
Increase in accrued supervisory and administrative fees	10
Increase in accrued distribution fees	2
(Increase) in reimbursement receivable from PIMCO	(26)
Proceeds from short sales transactions, net	1,094
Proceeds from foreign currency transactions	538
(Decrease) in other liabilities	(2)
Net Realized (Gain) Loss
Investments in securities	2,155
Investments in Affiliates	11
Exchange-traded or centrally cleared financial derivative instruments	6,602
Over the counter financial derivative instruments	(48,089)
Foreign currency	(548)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(19,336)
Investments in Affiliates	(24)
Exchange-traded or centrally cleared financial derivative instruments	1,194
Over the counter financial derivative instruments	5,222
Foreign currency assets and liabilities	10
Net amortization (accretion) on investments	327

Net Cash Provided by Operating Activities	133,573

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	44,659
Payments on shares redeemed	(44,525)
Cash dividend paid*	0
Proceeds from reverse repurchase agreements	39,160
Payments on reverse repurchase agreements	(42,808)
Proceeds from sale-buyback transactions	1,906,722
Payments on sale-buyback transactions	(2,037,134)

Net Cash (Used for) Financing Activities	(133,926)

Net (Decrease) in Cash and Foreign Currency	(353)

Cash and Foreign Currency:
Beginning of period	1,015
End of period	$662

* Reinvestment of distributions	$1,530

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$750

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 137.4%

CORPORATE BONDS & NOTES 9.0%

BANKING & FINANCE 7.2%
Ally Financial, Inc.
2.750% due 01/30/2017		$2,000	$2,018
3.250% due 02/13/2018		1,350	1,353
6.250% due 12/01/2017		300	315
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2054	EUR	200	224
Bank of America N.A.
1.750% due 06/05/2018		$2,500	2,517
Bank of New York Mellon Corp.
1.498% due 08/17/2020		600	603
Barclays Bank PLC
7.625% due 11/21/2022		2,000	2,156
Barclays PLC
8.000% due 12/15/2020 (e)	EUR	200	208
Citigroup, Inc.
1.157% due 05/01/2017		$6,800	6,802
Credit Agricole S.A.
7.500% due 06/23/2026 (e)	GBP	1,000	1,200
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$1,100	1,106
Depfa ACS Bank
3.875% due 11/14/2016	EUR	100	113
Goldman Sachs Group, Inc.
1.853% due 09/15/2020		$1,600	1,598
2.432% due 02/25/2021		1,200	1,225
3.500% due 01/23/2025		200	206
HSBC Holdings PLC
2.950% due 05/25/2021		200	202
JPMorgan Chase & Co.
2.153% due 03/01/2021		4,800	4,911
Lloyds Bank PLC
1.750% due 05/14/2018		900	898
Mitsubishi UFJ Financial Group, Inc.
2.553% due 03/01/2021		600	618
Unibail-Rodamco SE
1.403% due 04/16/2019		800	796

			29,069

INDUSTRIALS 0.8%
Aetna, Inc.
1.307% due 12/08/2017		300	300
2.400% due 06/15/2021		200	205
Cisco Systems, Inc.
1.254% due 02/21/2018		800	805
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	800	851
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017		$450	456
Hyundai Capital America
2.000% due 07/01/2019		400	403

			3,020

UTILITIES 1.0%
AT&T, Inc.
1.051% due 03/30/2017		3,150	3,152
Petrobras Global Finance BV
4.875% due 03/17/2020		1,000	940
6.625% due 01/16/2034	GBP	100	100

			4,192

Total Corporate Bonds & Notes (Cost $36,858)			36,281

U.S. GOVERNMENT AGENCIES 8.2%
Fannie Mae
0.803% due 05/25/2042		$6	6
1.133% due 02/25/2041		584	589

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.610% due 10/01/2044	$7	$7
2.185% due 01/01/2036	61	64
2.336% due 07/01/2035	24	25
2.557% due 05/25/2035	51	54
2.653% due 11/01/2034	35	37
2.655% due 11/01/2035	17	18
Fannie Mae, TBA
3.000% due 08/01/2046	9,000	9,324
3.500% due 08/01/2031 - 08/01/2046	17,000	17,919
Freddie Mac
0.672% due 02/15/2019	61	61
0.713% due 08/25/2031	1	2
0.892% due 08/15/2033 - 09/15/2042	2,272	2,281
1.610% due 02/25/2045	81	83
2.240% due 09/01/2036 †	245	259
2.339% due 07/01/2036 †	198	209
2.406% due 10/01/2036 †	88	92
2.574% due 01/01/2034	7	7
NCUA Guaranteed Notes
0.915% due 10/07/2020	542	544
1.006% due 12/08/2020	1,043	1,045
Small Business Administration
5.510% due 11/01/2027	302	342

Total U.S. Government Agencies (Cost $32,777)		32,968

U.S. TREASURY OBLIGATIONS 88.6%
U.S. Treasury Bonds
3.000% due 11/15/2045	10	11
2.500% due 02/15/2046	7,990	8,328
3.000% due 05/15/2045 †	80	92
U.S. Treasury Floating Rate Notes
0.450% due 04/30/2018 †	2,083	2,084
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2018 (g)†	94,278	95,719
0.125% due 04/15/2019 (g)(i)	12,261	12,526
0.125% due 04/15/2020 (g)(k)	12,452	12,746
0.125% due 01/15/2022 (g)	8,033	8,197
0.125% due 07/15/2022	4,369	4,473
0.125% due 01/15/2023 (g)(k)	2,591	2,628
0.125% due 07/15/2024 (g)	8,664	8,763
0.375% due 07/15/2023	4,215	4,364
0.375% due 07/15/2025 (k)	30	31
0.375% due 07/15/2025 †	2,925	3,015
0.625% due 07/15/2021 (g)	53,930	56,831
0.625% due 01/15/2024 (g)	6,459	6,771
0.625% due 02/15/2043 (k)	291	284
0.750% due 02/15/2042 (k)	762	766
1.000% due 02/15/2046	2,322	2,512
1.250% due 07/15/2020 (g)	24,319	26,159
1.375% due 01/15/2020	5,150	5,503
1.375% due 02/15/2044 (k)	2,463	2,855
1.375% due 02/15/2044 †	103	119
1.625% due 01/15/2018 (k)	457	474
1.875% due 07/15/2019	4,426	4,791
2.125% due 01/15/2019 (i)(k)	2,340	2,511
2.125% due 02/15/2040 (k)	410	537
2.125% due 02/15/2041 (k)	164	217
2.375% due 01/15/2017 †	2,254	2,297
2.375% due 01/15/2025	6,790	8,117
2.375% due 01/15/2027	1,412	1,735
2.500% due 01/15/2029 (k)†	1,827	2,319
2.500% due 01/15/2029	4,312	5,472
2.625% due 07/15/2017 (g)†	53,210	55,404
3.625% due 04/15/2028 (k)	59	82
3.875% due 04/15/2029 (k)	757	1,092
3.875% due 04/15/2029 †	146	210
U.S. Treasury Notes
1.625% due 05/15/2026	4,500	4,558
2.000% due 02/15/2025 (k)	3,110	3,255

Total U.S. Treasury Obligations (Cost $352,577)		357,848

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 3.5%
Banc of America Mortgage Trust
2.858% due 11/25/2034		$83	$80
3.246% due 06/25/2035		126	122
Banc of America Re-REMIC Trust
5.676% due 06/24/2050		187	188
BCAP LLC Trust
5.207% due 03/26/2037		403	389
5.250% due 08/26/2037		773	800
Bear Stearns Adjustable Rate Mortgage Trust
2.380% due 08/25/2035		25	25
2.843% due 01/25/2035		326	321
2.897% due 03/25/2035		92	90
2.924% due 03/25/2035		19	20
3.090% due 03/25/2035		76	77
3.144% due 01/25/2035		345	348
Citigroup Mortgage Loan Trust, Inc.
2.430% due 09/25/2035		48	48
2.730% due 10/25/2035		450	444
2.760% due 09/25/2035		54	54
3.028% due 09/25/2037 ^		538	491
Commercial Mortgage Trust
5.543% due 12/11/2049		100	101
Countrywide Alternative Loan Trust
0.623% due 05/25/2047		1,619	1,340
0.643% due 12/20/2046 ^		1,506	1,099
6.000% due 02/25/2037 ^		238	160
Countrywide Home Loan Mortgage Pass-Through Trust
2.934% due 11/19/2033		4	3
3.002% due 08/25/2034 ^		32	27
Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040		254	256
Eurosail PLC
0.874% due 06/13/2045	GBP	10	13
1.524% due 06/13/2045		401	454
First Horizon Alternative Mortgage Securities Trust
2.684% due 06/25/2034		$15	15
GreenPoint Mortgage Funding Trust
0.723% due 11/25/2045		11	10
GS Mortgage Securities Trust
3.849% due 12/10/2043		459	478
GSR Mortgage Loan Trust
2.990% due 01/25/2035		63	60
HarborView Mortgage Loan Trust
0.679% due 03/19/2036		60	43
HomeBanc Mortgage Trust
0.783% due 10/25/2035		143	133
IndyMac Mortgage Loan Trust
3.240% due 11/25/2035 ^		144	132
JPMorgan Commercial Mortgage-Backed Securities Trust
5.927% due 06/18/2049		200	202
JPMorgan Mortgage Trust
2.785% due 08/25/2035		86	85
2.928% due 07/25/2035		60	60
2.954% due 02/25/2035		128	122
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		146	152
Marche Mutui SRL
0.175% due 02/25/2055	EUR	108	118
2.001% due 01/27/2064		180	201
MASTR Adjustable Rate Mortgages Trust
2.924% due 11/21/2034		$42	43
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.182% due 09/15/2030		168	165
Merrill Lynch Mortgage Investors Trust
2.228% due 10/25/2035		169	164
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		95	99
Morgan Stanley Capital Trust
6.102% due 06/11/2049		18	18
RBSSP Resecuritization Trust
2.357% due 10/25/2035		1,535	1,550

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Accredit Loans, Inc. Trust
1.797% due 09/25/2045		$163	$132
Royal Bank of Scotland Capital Funding Trust
6.297% due 12/16/2049		328	337
Sequoia Mortgage Trust
0.648% due 07/20/2036		361	327
Structured Adjustable Rate Mortgage Loan Trust
1.810% due 01/25/2035		18	14
2.830% due 02/25/2034		21	21
3.025% due 12/25/2034		103	100
Structured Asset Mortgage Investments Trust
1.108% due 10/19/2034		23	22
Vornado DP LLC Trust
4.004% due 09/13/2028		1,500	1,607
WaMu Mortgage Pass-Through Certificates Trust
1.207% due 05/25/2047		282	235
2.621% due 12/25/2035		207	191
2.868% due 08/25/2035		27	25
Wells Fargo Mortgage-Backed Securities Trust
2.830% due 03/25/2036 ^		189	180
2.885% due 06/25/2033		66	65

Total Non-Agency Mortgage-Backed Securities (Cost $13,364)			14,056

ASSET-BACKED SECURITIES 3.7%
Aquilae CLO PLC
0.187% due 01/17/2023	EUR	60	66
Asset-Backed Securities Corp. Home Equity Loan Trust
0.618% due 03/25/2036		$231	218
Carlyle Global Market Strategies CLO Ltd.
2.024% due 01/20/2025		400	400
Cavalry CLO Ltd.
1.983% due 01/17/2024		200	199
CIFC Funding Ltd.
0.890% due 05/10/2021		767	762
Cordatus CLO PLC
0.165% due 07/25/2024	EUR	305	334
0.968% due 01/30/2024	GBP	174	228
Countrywide Asset-Backed Certificates
0.633% due 07/25/2036		$70	70
4.329% due 04/25/2036		132	135
Credit-Based Asset Servicing and Securitization LLC
0.566% due 07/25/2037		18	11
Dryden Leveraged Loan CDO
0.881% due 04/12/2020		270	270
Eaton Vance CDO PLC
0.045% due 02/22/2027	EUR	63	69
0.890% due 03/25/2026		$88	87
0.954% due 02/22/2027		836	823
0.970% due 03/25/2026		162	159
Elm CLO Ltd.
2.033% due 01/17/2023		1,932	1,944
First Franklin Mortgage Loan Trust
1.133% due 11/25/2035		1,069	1,069
GSAMP Trust
0.523% due 12/25/2036		67	35

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047 ^		$123	$93
OHA Credit Partners Ltd.
2.056% due 11/20/2023		200	200
OneMain Financial Issuance Trust
2.470% due 09/18/2024		2,900	2,910
Penta CLO S.A.
0.067% due 06/04/2024	EUR	235	259
SLM Student Loan Trust
0.678% due 04/25/2019		$1,706	1,696
2.138% due 04/25/2023		2,495	2,496
Structured Asset Securities Corp. Mortgage Loan Trust
1.957% due 04/25/2035		343	325
Symphony CLO Ltd.
0.866% due 05/15/2019		294	294
Wood Street CLO BV
0.117% due 03/29/2021	EUR	7	8

Total Asset-Backed Securities (Cost $14,946)			15,160

SOVEREIGN ISSUES 10.2%
Athens Urban Transportation Organisation
4.851% due 09/19/2016		100	110
Autonomous Community of Catalonia
4.950% due 02/11/2020		100	116
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (b)	BRL	55,330	16,646
0.000% due 01/01/2017 (b)		17,000	4,956
France Government International Bond
1.850% due 07/25/2027 (d)	EUR	641	924
2.250% due 07/25/2020 (d)		744	941
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (d)		303	352
2.350% due 09/15/2024 (d)		1,576	2,012
3.100% due 09/15/2026 (d)		106	146
Japan Government International Bond
0.100% due 03/10/2026 (d)	JPY	109,503	1,138
0.300% due 09/20/2016		160,000	1,551
Mexico Government International Bond
4.000% due 11/15/2040 (d)	MXN	1,116	67
4.000% due 11/08/2046 (d)		19,671	1,193
4.500% due 12/04/2025 (d)		23,194	1,449
4.500% due 11/22/2035 (d)		16,321	1,040
4.750% due 06/14/2018		9,975	545
New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	2,065	1,539
New Zealand Government International Bond
5.500% due 04/15/2023		1,800	1,564
Republic of Greece Government International Bond
3.000% due 02/24/2023	EUR	5	4
3.000% due 02/24/2025		5	4
3.000% due 02/24/2026		18	14
3.000% due 02/24/2029		45	33
3.000% due 02/24/2030		39	28
3.000% due 02/24/2031		45	32
3.000% due 02/24/2032		38	27

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 02/24/2033	EUR	28	$20
3.000% due 02/24/2034		21	15
3.000% due 02/24/2035		5	3
3.000% due 02/24/2037		71	48
3.000% due 02/24/2038		71	48
3.000% due 02/24/2040		14	9
3.000% due 02/24/2041		7	5
3.000% due 02/24/2042		49	33
United Kingdom Gilt
0.125% due 03/22/2024 (d)(g)	GBP	1,628	2,487
0.125% due 03/22/2044 (d)		464	912
0.125% due 03/22/2046 (d)		497	1,003

Total Sovereign Issues (Cost $38,862)			41,014

SHORT-TERM INSTRUMENTS 14.2%

REPURCHASE AGREEMENTS (f) 12.5%
			50,597

JAPAN TREASURY BILLS 0.8%
(0.300%) due 08/15/2016 (b)(c)	JPY	350,000	3,391

U.S. TREASURY BILLS 0.9%
0.239% due 07/21/2016 - 11/03/2016 (a)(b)(i)†		$3,483	3,481

Total Short-Term Instruments (Cost $57,382)			57,469

Total Investments in Securities (Cost $546,766)			554,796

		SHARES
INVESTMENTS IN AFFILIATES 10.2%

SHORT-TERM INSTRUMENTS 10.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.2%
PIMCO Short-Term Floating NAV Portfolio III		4,158,339	41,101

Total Short-Term Instruments (Cost $41,097)			41,101

Total Investments in Affiliates (Cost $41,097)			41,101

Total Investments 147.6% (Cost $587,863)			$595,897

Financial Derivative Instruments (h)(j) (0.6)% (Cost or Premiums, net $144)			(2,543)

Other Assets and Liabilities, net (47.0)%			(189,622)

Net Assets 100.0%			$403,732

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio I, Ltd., which is a 100% owned subsidiary of the Portfolio.

^	Security is in default.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)	Coupon represents a yield to maturity.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(d)	Principal amount of security is adjusted for inflation.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate		Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.800	% †	06/30/2016	07/01/2016	$2,800	U.S. Treasury Bonds 3.750% due 11/15/2043	$(2,872)	$2,800	$2,800
DEU	0.800	†	06/30/2016	07/01/2016	23,600	U.S. Treasury Bonds 3.125% due 02/15/2043	(24,110)	23,600	23,600
SAL	0.800	†	06/30/2016	07/01/2016	23,600	U.S. Treasury Notes 1.375% due 09/30/2020	(24,129)	23,600	23,601
SSB	0.010	†	06/30/2016	07/01/2016	597	U.S. Treasury Notes 0.750% - 1.000% due 12/31/2017 - 05/15/2018	(617)	597	597

Total Repurchase Agreements							$(51,728)	$50,597	$50,598

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPG	0.660%	04/07/2016	07/07/2016		$(33,927)	$(33,980)
	0.790	07/01/2016	07/06/2016		(11,192)	(11,192)
BPS	0.720	04/21/2016	07/20/2016	GBP	(1,780)	(2,567)
MSC	0.750	06/23/2016	07/05/2016		$(37,847)	(37,854)
TDM	0.540	05/04/2016	07/06/2016		(31,100)	(31,127)
	0.610	04/25/2016	07/14/2016		(55,519)	(55,582)
	0.620	04/08/2016	07/08/2016		(4,431)	(4,437)

Total Sale-Buyback Transactions						$(176,739)

(2)

The average amount of borrowings outstanding during the period ended June 30, 2016 was $(178,982) at a weighted average interest rate of 0.584%. Average borrowings includes reverse repurchase agreements, of which there were none open at period end.

(3)	Payable for sale-buyback transactions includes $(24) of deferred price drop.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.000%	07/01/2046	$1,000	$(1,066)	$(1,072)
Fannie Mae, TBA	5.500	07/01/2046	6,000	(6,724)	(6,745)

Total Short Sales				$(7,790)	$(7,817)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

(g)	Securities with an aggregate market value of $177,873 have been pledged as collateral under the terms of the following master agreements as of June 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO CommodityRealReturn® Strategy Portfolio
Global/Master Repurchase Agreement
SSB	$597	$0	$0	$597	$(166)	$431

Master Securities Forward Transaction Agreement
BPG	0	0	(45,172)	(45,172)	45,403	231
BPS	0	0	(2,567)	(2,567)	2,217	(350)
MSC	0	0	(37,854)	(37,854)	38,078	224
TDM	0	0	(91,146)	(91,146)	91,906	760

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BOS	$2,800	$0	$0	$2,800	$(2,872)	$(72)
DEU	23,600	0	0	23,600	(24,110)	(510)
SAL	23,601	0	0	23,601	(24,129)	(528)
SSB	0	0	0	0	(451)	(451)

Total Borrowings and Other Financing Transactions	$50,598	$0	$(176,739)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
Sovereign Issues	$0	$(2,567)	$0	$0	$(2,567)
U.S. Treasury Obligations	0	(174,172)	0	0	(174,172)

Total Borrowings	$0	$(176,739)	$0	$0	$(176,739)

Gross amount of recognized liabilities for sale-buyback financing transactions					$(176,739)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX Crude December Futures †	$55.000	11/15/2017	5	$17	$35
Call - NYMEX Crude December Futures †	56.000	11/15/2017	6	20	40
Call - NYMEX Crude December Futures †	61.000	11/15/2017	3	9	14

				$46	$89

Total Purchased Options				$46	$89

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - NYB Cotton September Futures †	$69.000	08/19/2016	1	$0	$0
Call - NYB Cotton September Futures †	70.000	08/19/2016	1	(1)	0
Call - NYMEX Crude December Futures †	51.000	11/16/2016	5	(9)	(22)
Call - NYMEX Crude December Futures †	53.000	11/16/2016	6	(12)	(21)
Call - NYMEX Crude December Futures †	55.000	11/16/2016	3	(6)	(8)
Call - NYMEX Crude September Futures †	55.000	08/17/2016	4	(4)	(2)
Call - NYMEX Crude September Futures †	56.000	08/17/2016	4	(3)	(2)
Call - NYMEX Gasoline December Futures †	165.000	11/25/2016	5	(15)	(10)
Call - NYMEX Gasoline November Futures †	165.000	10/26/2016	1	(2)	(2)
Call - NYMEX Gasoline November Futures †	170.000	10/26/2016	1	(2)	(1)
Put - NYMEX Natural Gas August Futures †	2.350	07/26/2016	1	0	0
Call - NYMEX Natural Gas August Futures †	3.000	07/26/2016	4	(2)	(4)
Call - NYMEX Natural Gas August Futures †	3.100	07/26/2016	1	0	(1)
Put - NYMEX Natural Gas December Futures †	2.250	11/25/2016	17	(21)	(3)
Put - NYMEX Natural Gas December Futures †	2.350	11/25/2016	16	(21)	(4)
Put - NYMEX Natural Gas September Futures †	2.200	08/26/2016	3	(2)	0
Put - NYMEX Natural Gas September Futures †	2.250	08/26/2016	3	(1)	0
Put - NYMEX Natural Gas September Futures †	2.300	08/26/2016	1	(1)	0

				$(102)	$(80)

Total Written Options				$(102)	$(80)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2016	134	$60	$5	$0
90-Day Eurodollar December Futures	Short	12/2017	134	(90)	0	(7)
Aluminum October Futures †	Short	10/2016	24	(8)	0	0
Arabica Coffee December Futures †	Short	12/2016	3	(25)	0	(1)
Arabica Coffee March Futures †	Short	03/2017	2	(5)	0	(1)
Arabica Coffee May Futures †	Long	05/2017	2	5	1	0
Brent (ICE) Calendar Swap Futures April Futures †	Short	04/2017	1	0	2	0
Brent (ICE) Calendar Swap Futures August Futures †	Short	08/2017	1	(1)	1	0
Brent (ICE) Calendar Swap Futures December Futures †	Short	12/2017	1	(2)	1	0
Brent (ICE) Calendar Swap Futures February Futures †	Short	02/2017	1	1	2	0
Brent (ICE) Calendar Swap Futures January Futures †	Short	01/2017	1	1	2	0
Brent (ICE) Calendar Swap Futures July Futures †	Short	07/2017	1	(1)	1	0
Brent (ICE) Calendar Swap Futures June Futures †	Short	06/2017	1	(1)	2	0
Brent (ICE) Calendar Swap Futures March Futures †	Short	03/2017	1	0	2	0
Brent (ICE) Calendar Swap Futures May Futures †	Short	05/2017	1	0	2	0
Brent (ICE) Calendar Swap Futures November Futures †	Short	11/2017	1	(1)	1	0
Brent (ICE) Calendar Swap Futures October Futures †	Short	10/2017	1	(1)	1	0
Brent (ICE) Calendar Swap Futures September Futures †	Short	09/2017	1	(1)	1	0
Brent Crude December Futures †	Short	10/2016	7	2	19	0
Brent Crude December Futures †	Long	10/2017	54	179	0	(81)
Brent Crude June Futures †	Short	04/2017	5	(1)	8	0
Brent Crude June Futures †	Short	04/2018	17	(131)	22	0
Brent Crude March Futures †	Long	01/2017	5	5	0	(11)
Brent Crude March Futures †	Short	01/2018	5	0	8	0
Brent Crude November Futures †	Short	09/2016	1	0	2	0
Brent Crude October Futures †	Long	08/2016	1	0	0	(4)
Brent Crude September Futures †	Long	07/2016	8	(2)	0	(16)
Brent Crude September Futures †	Short	07/2017	30	(284)	47	0
Brent Crude September Futures †	Long	07/2018	1	0	0	0
Call Options Strike @ EUR 168.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2016	23	1	2	0
Call Options Strike @ EUR 170.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2016	12	2	1	0
Call Options Strike @ EUR 181.000 on Euro-Bund 10-Year Bond September Futures	Long	08/2016	52	0	0	0
Call Options Strike @ USD 55.000 on Brent Crude September Futures †	Short	07/2016	4	2	1	0
Call Options Strike @ USD 60.000 on Brent Crude December Futures †	Long	10/2016	1	(1)	0	0
Call Options Strike @ USD 60.000 on Brent Crude January Futures †	Long	11/2016	2	(1)	0	(1)
Call Options Strike @ USD 61.000 on Brent Crude January Futures †	Long	11/2016	3	(3)	0	(1)
Call Options Strike @ USD 62.000 on Brent Crude December Futures †	Long	10/2016	1	(1)	0	0
Chicago Ethanol (Platts) December Futures †	Long	12/2016	5	19	0	0
Cocoa December Futures †	Long	12/2016	13	31	0	(2)
Cocoa July Futures †	Short	07/2016	8	(18)	2	0
Cocoa March Futures †	Long	03/2017	15	(42)	0	(10)
Cocoa March Futures †	Short	03/2017	2	(3)	0	0
Cocoa May Futures †	Long	05/2017	2	3	0	0
Cocoa September Futures †	Short	09/2016	15	8	11	0
Cocoa September Futures †	Short	09/2016	5	0	0	0
Copper October Futures †	Long	10/2016	5	1	0	0
Copper September Futures †	Short	09/2016	2	(6)	0	(1)
Corn December Futures †	Long	12/2016	26	(43)	0	(15)
Corn July Futures †	Short	07/2017	3	6	1	0
Corn March Futures †	Long	03/2017	5	(19)	0	(3)
Corn May Futures May Futures †	Long	05/2017	3	(7)	0	(2)
Corn September Futures †	Short	09/2016	56	136	34	0
Cotton No. 2 December Futures †	Short	12/2016	4	3	3	0
Cotton No. 2 March Futures †	Long	03/2017	4	2	0	(3)
Euro-Bobl September Futures	Short	09/2016	13	(19)	0	0
Euro-BTP Italy Government Bond September Futures	Short	09/2016	16	(35)	0	(17)
Euro-Bund 10-Year Bond September Futures	Short	09/2016	17	(50)	0	(5)
Euro-OAT France Government 10-Year Bond September Futures	Short	09/2016	6	(19)	0	(4)
Euro-Rapeseed November Futures †	Long	10/2016	11	4	2	(1)
European Gasoil Crack Spread Swap April Futures †	Long	04/2017	1	0	1	0
European Gasoil Crack Spread Swap December Futures †	Short	12/2017	1	0	0	(1)
European Gasoil Crack Spread Swap June Futures †	Long	06/2017	1	0	1	0
European Gasoil Crack Spread Swap May Futures †	Long	05/2017	1	0	1	0
European Gasoil Crack Spread Swap November Futures †	Short	11/2017	1	0	0	(1)
European Gasoil Crack Spread Swap October Futures †	Short	10/2017	1	0	0	(1)
Gas Oil December Futures †	Long	12/2016	4	3	0	(3)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Gas Oil December Futures †	Long	12/2017	16	$79	$0	$(9)
Gas Oil June Futures †	Short	06/2017	8	(41)	5	0
Gas Oil June Futures †	Short	06/2018	8	(37)	4	0
Gas Oil October Futures †	Short	10/2016	9	5	6	0
Gas Oil September Futures †	Short	09/2016	4	(2)	3	0
Gold 100 oz. December Futures †	Short	12/2016	2	(21)	1	0
Gold 100 oz. October Futures †	Short	10/2016	21	(98)	13	0
Hard Red Spring Wheat December Futures †	Long	12/2016	3	(4)	0	0
Hard Red Winter Wheat December Futures †	Long	12/2016	2	(4)	0	0
Hard Red Winter Wheat July Futures †	Long	07/2017	3	(1)	0	0
Hard Red Winter Wheat September Futures †	Long	09/2016	5	(14)	1	0
Henry Hub Natural Gas April Futures †	Long	03/2017	30	39	3	0
Henry Hub Natural Gas March Futures †	Short	02/2017	31	(50)	0	(3)
Henry Hub Natural Gas Swap April Futures †	Long	03/2017	64	75	6	0
Henry Hub Natural Gas Swap April Futures †	Long	03/2018	28	16	1	0
Henry Hub Natural Gas Swap March Futures †	Short	02/2017	64	(94)	0	(5)
Henry Hub Natural Gas Swap March Futures †	Long	02/2018	8	12	1	0
Henry Hub Natural Gas Swap October Futures †	Short	09/2017	36	(42)	0	(4)
Japan Government 10-Year Bond September Futures	Short	09/2016	1	(9)	1	(1)
Lead October Futures †	Long	10/2016	8	4	0	0
Live Cattle December Futures †	Short	12/2016	1	0	0	0
Live Cattle February Futures †	Long	02/2017	1	0	0	0
LLS (Argus) versus WTI Spread Calendar Swap August Futures †	Long	08/2016	3	(1)	0	0
LLS (Argus) versus WTI Spread Calendar Swap December Futures †	Long	12/2016	3	(1)	0	0
LLS (Argus) versus WTI Spread Calendar Swap July Futures †	Long	07/2016	3	0	0	0
LLS (Argus) versus WTI Spread Calendar Swap November Futures †	Long	11/2016	3	(1)	0	0
LLS (Argus) versus WTI Spread Calendar Swap October Futures †	Long	10/2016	3	(1)	0	0
LLS (Argus) versus WTI Spread Calendar Swap September Futures †	Long	09/2016	3	(1)	0	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap April Futures †	Short	04/2017	6	0	1	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap August Futures †	Short	08/2017	6	(3)	1	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap December Futures †	Short	12/2017	6	(8)	1	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap February Futures †	Short	02/2017	6	0	1	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap January Futures †	Short	01/2017	6	1	1	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap July Futures †	Short	07/2017	6	(2)	1	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap June Futures †	Short	06/2017	6	(1)	1	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap March Futures †	Short	03/2017	6	0	1	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap May Futures †	Short	05/2017	6	0	1	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap November Futures †	Short	11/2017	6	(7)	1	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap October Futures †	Short	10/2017	6	(5)	1	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap September Futures †	Short	09/2017	6	(4)	1	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap April Futures †	Long	04/2017	6	4	0	(3)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap August Futures †	Long	08/2017	6	7	0	(3)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap December Futures †	Long	12/2017	6	13	0	(3)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap February Futures †	Long	02/2017	6	15	0	(4)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap January Futures †	Long	01/2017	6	17	0	(4)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap July Futures †	Long	07/2017	6	6	0	(3)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap June Futures †	Long	06/2017	3	1	0	(2)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap March Futures †	Long	03/2017	9	13	0	(5)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap May Futures †	Long	05/2017	6	4	0	(3)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap November Futures †	Long	11/2017	6	11	0	(3)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap October Futures †	Long	10/2017	6	10	0	(3)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap September Futures †	Long	09/2017	6	8	0	(3)
Natural Gas April Futures †	Long	03/2017	34	139	14	0
Natural Gas April Futures †	Long	03/2018	6	8	1	0
Natural Gas December Futures †	Short	11/2016	7	(22)	0	(3)
Natural Gas January Futures †	Short	12/2016	25	(57)	0	(9)
Natural Gas June Futures †	Long	05/2017	13	9	5	0
Natural Gas March Futures †	Short	02/2017	24	(109)	0	(8)
Natural Gas March Futures †	Short	02/2018	6	(14)	0	(2)
Natural Gas May Futures †	Long	04/2017	2	1	1	0
Natural Gas October Futures †	Short	09/2016	17	(32)	0	(10)
Natural Gas September Futures †	Long	08/2016	6	3	4	0
New York Harbor ULSD August Futures †	Long	07/2016	3	(4)	0	(7)
New York Harbor ULSD Crack Spread April Futures †	Long	04/2017	1	0	0	0
New York Harbor ULSD Crack Spread December Futures †	Short	12/2017	1	0	0	0
New York Harbor ULSD Crack Spread June Futures †	Long	06/2017	1	0	0	0
New York Harbor ULSD Crack Spread May Futures †	Long	05/2017	1	0	0	0
New York Harbor ULSD Crack Spread November Futures †	Short	11/2017	1	0	0	0
New York Harbor ULSD Crack Spread October Futures †	Short	10/2017	1	1	0	0
New York Harbor ULSD December Futures †	Long	11/2016	3	1	0	(6)
New York Harbor ULSD October Futures †	Short	09/2016	6	7	13	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
New York Harbor ULSD September Futures †	Short	08/2016	3	$1	$7	$0
Nickel October Futures †	Long	10/2016	5	0	0	0
Platinum October Futures †	Long	10/2016	42	74	23	0
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling December Futures	Short	12/2016	371	7	0	0
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling June Futures	Short	06/2017	113	2	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling December Futures	Long	12/2016	371	(38)	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling June Futures	Long	06/2017	113	(6)	0	(1)
RBOB Gasoline April Futures †	Long	03/2017	2	(4)	0	(3)
RBOB Gasoline August Futures †	Short	07/2016	3	12	5	0
RBOB Gasoline December Futures †	Short	11/2016	3	2	2	0
RBOB Gasoline June Futures †	Short	05/2017	2	5	3	0
RBOB Gasoline November Futures †	Long	10/2016	2	(5)	0	(3)
RBOB Gasoline October Futures †	Short	09/2016	2	6	5	0
RBOB Gasoline September Futures †	Short	08/2016	1	4	1	0
Silver December Futures †	Short	12/2016	4	(42)	0	(4)
Soybean August Futures †	Short	08/2016	2	0	0	(3)
Soybean March Futures †	Long	03/2017	14	24	22	0
Soybean May Futures †	Long	05/2017	13	58	18	0
Soybean Meal August Futures †	Long	08/2016	6	2	6	0
Soybean Meal October Futures †	Short	10/2016	6	(2)	0	(6)
Soybean November Futures †	Short	11/2016	4	(5)	0	(8)
Soybean Oil December Futures †	Short	12/2016	1	0	0	0
Soybean Oil March Futures †	Long	03/2017	1	(1)	0	0
Sugar No. 11 March Futures †	Long	02/2017	21	5	0	(14)
Sugar No. 11 October Futures	Long	09/2016	2	1	0	(2)
Sugar No. 11 October Futures †	Short	09/2016	4	2	3	0
U.S. Treasury 5-Year Note September Futures	Long	09/2016	4	9	0	0
U.S. Treasury 10-Year Note September Futures	Long	09/2016	296	1,058	0	(23)
U.S. Treasury 30-Year Bond September Futures	Short	09/2016	68	(657)	45	0
Wheat December Futures †	Short	12/2016	35	101	0	0
Wheat July Futures †	Short	07/2017	3	1	0	0
Wheat September Futures †	Short	09/2016	5	13	0	0
White Sugar August Futures †	Long	07/2016	1	9	0	(1)
White Sugar October Futures †	Long	09/2016	1	1	0	(1)
WTI Crude December Futures †	Short	11/2016	17	(6)	27	0
WTI Crude December Futures †	Short	11/2017	52	(304)	74	0
WTI Crude December Futures †	Short	11/2018	4	2	4	0
WTI Crude June Futures †	Short	05/2017	6	5	9	0
WTI Crude June Futures †	Short	05/2018	2	(13)	3	0
WTI Crude March Futures †	Long	02/2017	6	8	0	(10)
WTI Crude March Futures †	Long	02/2018	33	190	0	(45)
WTI Crude November Futures †	Short	10/2016	4	1	6	0
WTI Crude September Futures †	Long	08/2016	8	(7)	0	(13)
WTI Crude September Futures †	Long	08/2017	35	342	0	(52)
Zinc October Futures †	Long	10/2016	3	1	0	0

Total Futures Contracts				$328	$548	$(487)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	(5.000)%	06/20/2021	$2,200	$(74)	$(31)	$0	$(10)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill *	0.900%	04/17/2018	CAD	7,700	$3	$1	$0	$0
Receive	3-Month USD-LIBOR	1.500	12/16/2017		$9,800	(117)	(52)	0	(2)
Receive	3-Month USD-LIBOR *	0.996	04/05/2018		5,900	(13)	(14)	0	(1)
Pay	3-Month USD-LIBOR	1.250	06/15/2018		11,000	113	119	3	0
Pay	3-Month USD-LIBOR	2.000	12/16/2020		3,500	163	153	0	0
Pay	3-Month USD-LIBOR	2.250	12/16/2022		25,700	1,822	1,645	0	(17)
Receive	3-Month USD-LIBOR *	3.000	09/16/2025		7,400	(443)	(421)	15	0
Receive	3-Month USD-LIBOR	2.233	09/16/2025		2,300	(193)	(193)	4	0
Receive	3-Month USD-LIBOR	2.225	09/16/2025		1,300	(108)	(109)	2	0
Receive	3-Month USD-LIBOR	2.350	10/02/2025		4,700	(435)	(405)	9	0
Receive	3-Month USD-LIBOR *	2.800	10/28/2025		39,000	(1,933)	(1,730)	79	0
Receive	3-Month USD-LIBOR *	2.500	02/22/2026		25,200	(839)	(758)	52	0
Receive	3-Month USD-LIBOR *	2.400	03/16/2026		8,050	(227)	(197)	17	0
Receive	3-Month USD-LIBOR *	2.300	04/21/2026		4,700	(108)	(88)	10	0
Receive	3-Month USD-LIBOR *	2.300	04/27/2026		5,700	(130)	(108)	12	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		1,900	(160)	(60)	4	0
Receive	3-Month USD-LIBOR *†	1.750	12/21/2026		19,400	(558)	(283)	40	0
Receive	6-Month GBP-LIBOR *	1.500	09/21/2026	GBP	6,840	(423)	(471)	0	(13)
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		310	(57)	(55)	0	(2)
Receive	6-Month JPY-LIBOR	1.500	12/21/2045	JPY	130,000	(505)	(195)	29	0
Pay	28-Day MXN-TIIE	6.710	09/20/2029	MXN	10,300	20	(2)	7	0

						$(4,128)	$(3,223)	$283	$(35)

Total Swap Agreements						$(4,202)	$(3,254)	$283	$(45)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

(i)	Securities with an aggregate market value of $2,757 and cash of $2,712 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO CommodityRealReturn® Strategy Portfolio (2)	$0	$56	$282	$338	$0	$(61)	$(45)	$(106)
PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary) (2)	89	493	1	583	(80)	(426)	0	(506)

Total Exchange-Traded or Centrally Cleared	$89	$549	$283	$921	$(80)	$(487)	$(45)	$(612)

(1)	Unsettled variation margin asset of $1 for closed futures is outstanding at period end.
(2)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	07/2016		GBP	4,322		$6,337	$584	$0
	07/2016			$5,486	GBP	4,123	3	0
	08/2016		GBP	4,123		$5,487	0	(3)
	08/2016	†		$860	EUR	754	0	(23)
	10/2016		BRL	16,110		$4,035	0	(844)
	01/2017		CNH	3,313		480	0	(13)
BPS	07/2016		BRL	3,460		1,015	0	(62)
	07/2016			$1,078	BRL	3,460	0	(1)
	08/2016		EUR	3,219		$3,552	0	(25)
	08/2016			$1,008	BRL	3,460	60	0
	08/2016	†		96	EUR	87	1	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	10/2016		BRL	12,600		$3,368	$0	$(448)
	01/2017			2,700		622	0	(174)
CBK	07/2016			4,400		1,175	0	(195)
	07/2016		JPY	10,900		102	0	(4)
	07/2016			$1,371	BRL	4,400	0	(1)
	08/2016		AUD	509		$372	0	(7)
	08/2016	†	EUR	1,017		1,142	12	0
	08/2016		GBP	122		165	2	0
	08/2016			$5,609	EUR	4,964	0	(93)
	08/2016			701	MXN	12,698	0	(10)
	10/2016		BRL	1,010		$245	0	(61)
	01/2017		CNH	2,688		387	0	(13)
DUB	01/2017		BRL	3,300		763	0	(211)
GLM	08/2016		EUR	13,016		14,870	406	0
	08/2016		NZD	4,115		2,795	0	(137)
	10/2016		BRL	8,700		2,170	0	(465)
	01/2017			6,000		1,404	0	(366)
HUS	07/2016			3,600		961	0	(159)
	07/2016			$1,021	BRL	3,600	100	0
JPM	07/2016		BRL	3,460		$1,078	1	0
	07/2016		GBP	962		1,361	80	0
	07/2016		JPY	520,000		4,925	0	(111)
	07/2016			$951	BRL	3,460	127	0
	07/2016			1,411	GBP	1,008	4	(73)
	08/2016		CAD	390		$304	2	0
	08/2016	†	EUR	65		73	1	0
	08/2016		MXN	58,404		3,225	46	0
	08/2016	†		$308	CAD	395	0	(2)
	08/2016	†		891	EUR	792	0	(11)
	10/2016		BRL	16,900		$4,046	0	(1,073)
	01/2017			5,000		1,176	0	(298)
MSB	07/2016			5,270		1,642	1	0
	07/2016		JPY	116,800		1,060	0	(71)
	07/2016			$1,451	BRL	5,270	189	0
	10/2016		BRL	10		$2	0	(1)
SCX	07/2016			$6,356	JPY	647,700	0	(84)
	08/2016		JPY	647,700		$6,363	85	0
	01/2017		CNH	5,653		822	0	(19)
SOG	08/2016	†	EUR	96		107	1	0
TDM	01/2017		BRL	3,300		754	0	(219)
UAG	08/2016		CNH	23,696		3,621	71	0
	08/2016			$212	EUR	189	0	(2)

Total Forward Foreign Currency Contracts							$1,776	$(5,279)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
DUB	Call - OTC USD versus JPY	JPY	111.500	07/07/2016	$800	$5	$0
FBF	Call - OTC USD versus JPY		111.500	07/07/2016	1,130	12	0

						$17	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	07/05/2016	$	61,500	$21	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	12/27/2016		37,100	32	3
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/21/2016		3,600	30	30
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.780	07/21/2016		6,600	14	1
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		1,700	170	209
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		1,700	170	139
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.860	10/23/2018		2,900	198	104

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
FBF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.400%	12/05/2016	$	6,900	$50	$1
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.150	07/05/2016		42,100	13	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		165,800	57	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	12/27/2016		71,400	63	6
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100	09/28/2016		14,900	51	46
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.300	11/14/2016	JPY	520,000	21	12
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/13/2016	$	4,800	41	37
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.605	10/17/2018		1,900	175	97
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.608	11/15/2018		600	60	32
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.590	12/10/2018		600	63	33
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600	03/29/2019		2,700	255	164
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		700	70	86
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		700	70	57
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		71,900	23	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	08/08/2016		67,700	24	0

								$1,671	$1,057

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor	1.600%	3-Month USD-LIBOR	12/06/2019	$17,100	$239	$281
NGF	Call - OTC 2-Year Interest Rate Floor	1.600	3-Month USD-LIBOR	12/06/2019	17,200	239	283

						$478	$564

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
JPM	Call - OTC Brent Crude Spread December Futures †	$	60.000	12/31/2016	$6	$14	$12

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae 3.500% due 09/01/2046	$	92.000	09/07/2016	$16,000	$1	$0

Total Purchased Options						$2,181	$1,633

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.250%	09/21/2016	EUR	2,000	$(7)	$(3)
JPM	Call - OTC CDX.IG-26 5-Year Index	Buy	0.750	07/20/2016		$3,700	(3)	(3)
	Put - OTC CDX.IG-26 5-Year Index	Sell	1.000	07/20/2016		3,700	(5)	(1)
	Put - OTC CDX.IG-26 5-Year Index	Sell	1.200	09/21/2016		2,000	(3)	(1)
	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.700	07/20/2016	EUR	8,000	(10)	(3)
	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.000	07/20/2016		8,000	(13)	(6)

							$(41)	$(17)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC EUR versus USD	$	1.140	07/01/2016	EUR	1,810	$(7)	$0
	Put - OTC USD versus JPY	JPY	101.200	09/15/2016	$	2,470	(25)	(39)
DUB	Put - OTC USD versus JPY		104.800	07/07/2016		800	(6)	(13)
FBF	Put - OTC USD versus JPY		104.800	07/07/2016		1,130	(5)	(18)
JPM	Call - OTC EUR versus USD	$	1.165	09/15/2016	EUR	2,070	(18)	(7)
	Call - OTC USD versus MXN	MXN	19.000	08/11/2016	$	1,610	(18)	(15)
MSB	Put - OTC EUR versus USD	$	1.085	08/03/2016	EUR	1,850	(8)	(8)

							$(87)	$(100)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$700	$(6)	$(2)
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%) [10] - (Final Index/Initial Index)] or 0	04/07/2020	12,100	(108)	(1)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%) [10] - (Final Index/Initial Index)] or 0	09/29/2020	1,000	(13)	0
DUB	Floor - OTC YOY CPURNSA Index	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	900	(9)	(2)
GLM	Cap - OTC CPALEMU Index	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,200	(54)	(9)
JPM	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	600	(4)	0
	Floor - OTC YOY CPURNSA Index	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	4,600	(52)	(44)
	Floor - OTC YOY CPURNSA Index	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	2,000	(37)	(23)

						$(283)	$(81)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Put - OTC 5-Year Interest Rate Swap *	6-Month GBP-LIBOR	Pay	2.185%	08/12/2016	GBP	700	$(4)	$0
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.400	07/21/2016	$	6,500	(8)	0
	Call - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	1.850	07/25/2016		3,700	(6)	(18)
	Put - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Pay	2.250	07/25/2016		3,700	(6)	(1)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770	12/21/2016		7,200	(29)	(29)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.230	07/21/2016		1,300	(6)	(1)
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	10/23/2018		14,500	(204)	(95)
FBF	Call - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	2.400	12/05/2016		6,900	(55)	(189)
GLM	Call - OTC 2-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	0.890	09/28/2016		29,800	(52)	(45)
	Call - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	1.850	07/18/2016		7,400	(23)	(30)
MYC	Call - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	2.000	07/25/2016		1,600	(5)	(15)
	Put - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Pay	2.500	07/25/2016		600	(3)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.765	12/13/2016		9,600	(41)	(36)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	10/17/2018		8,800	(175)	(79)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	11/15/2018		2,800	(60)	(27)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	12/10/2018		2,800	(63)	(28)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	03/29/2019		12,800	(257)	(144)

								$(997)	$(737)

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor	0.943%	3-Month USD-LIBOR	12/06/2019	$34,200	$(239)	$(269)
NGF	Call - OTC 2-Year Interest Rate Floor	0.943	3-Month USD-LIBOR	12/06/2019	34,400	(239)	(271)

						$(478)	$(540)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC Platgold Spread July Future †	$230.000	07/15/2016	$	0	$(1)	$0
	Put - OTC Platgold Spread July Future †	330.000	07/15/2016		0	(1)	(1)
	Call - OTC Platgold Spread July Future †	175.000	07/28/2016		0	(3)	0
JPM	Call - OTC Gasoline December Futures †	165.000	12/31/2016		3	(16)	(11)

						$ (21)	$(12)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GST	Call - OTC SPGCENP Index †	0.702	09/16/2016	$	850	$(3)	$0
	Call - OTC SPGCEP Index †	1.495	08/18/2016		1,500	(5)	0
	Call - OTC SPGCICP Index †	0.729	08/04/2016		5,130	(20)	0

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Call - OTC SPGCIP Index †	0.760	08/18/2016	$	1,700	$(7)	$0
	Call - OTC SPGCNGP Index †	1.742	08/04/2016		850	(2)	0
	Call - OTC SPGCNP Index †	1.681	08/18/2016		1,000	(2)	0

						$(39)	$0

Total Written Options						$(1,946)	$(1,487)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations			Exercised			Balance at End of Period
# of Contracts		95		548		(234)			(154)			(178)			77
Notional Amount in $	$	115,945		$296,963		$(52,160)		$	(54,805)		$	(69,000)		$	236,943
Notional Amount in AUD	AUD	0	AUD	880	AUD	(880)		AUD	0		AUD	0		AUD	0
Notional Amount in EUR	EUR	1,400	EUR	33,550	EUR	(3,700)		EUR	(6,320)		EUR	0		EUR	24,930
Notional Amount in GBP	GBP	0	GBP	700	GBP	0		GBP	0		GBP	0		GBP	700
Premiums	$	(1,165)		$(2,214)		$695	$		333	$		303	$		(2,048)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Receive	EURMARGIN 2Q3Q16 †	$6.630	09/30/2016	18,000	$27	$(39)	$0	$(12)
	Pay	EURMARGIN 2Q3Q16 †	6.400	09/30/2016	3,000	0	1	1	0
	Receive	EURMARGIN 4Q16 †	4.850	12/31/2016	6,000	(3)	(1)	0	(4)
	Receive	EURMARGIN CAL16 †	6.400	12/31/2016	19,800	(9)	(14)	0	(23)
	Receive	EURMARGIN CAL17 †	5.850	12/31/2017	4,800	0	(4)	0	(4)
	Pay	GOLDLNPM Index †	1,103.500	09/14/2016	300	(7)	(58)	0	(65)
	Receive	PLATGOLD Index †	338.750	01/06/2017	100	0	4	4	0
	Receive	PLTMLNPM Index †	960.100	09/14/2016	300	4	15	19	0
GST	Receive	EURMARGIN CAL16 †	5.700	12/31/2016	7,200	0	(4)	0	(4)
	Pay	GOLDLNPM Index †	1,102.000	07/11/2016	200	0	(43)	0	(43)
	Receive	OREXIO 4Q16 †	35.500	12/31/2016	2,700	8	25	33	0
	Receive	PLTMLNPM Index †	860.470	07/11/2016	200	0	32	32	0
JPM	Receive	EURMARGIN 2Q3Q16 †	7.690	09/30/2016	6,000	0	(11)	0	(11)
	Receive	EURMARGIN 4Q16 †	3.700	12/31/2016	48,000	0	24	24	0
	Receive	EURMARGIN CAL17 †	5.850	12/31/2017	1,200	0	(1)	0	(1)
MAC	Pay	Aluminum September Futures †	1,603.000	09/19/2016	25	0	(1)	0	(1)
	Receive	NAPGASFO CAL17 †	16.100	12/31/2017	12,000	(13)	1	0	(12)
	Pay	Zinc September Futures †	1,981.000	09/19/2016	25	0	(3)	0	(3)
MYC	Receive	EURMARGIN CAL17 †	5.780	12/31/2017	4,800	0	(3)	0	(3)
	Receive	EURMARGIN CAL17 †	5.800	12/31/2017	2,400	0	(2)	0	(2)
SOG	Receive	EURMARGIN 4Q16 †	4.580	12/31/2016	6,000	0	(2)	0	(2)

						$7	$ (84)	$113	$ (190)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (3)	Notional Amount (4)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Italy Government International Bond	1.000%	03/20/2019	1.022%	$	1,100	$(19)	$19	$0	$0
	Volkswagen International Finance NV	1.000	12/20/2016	0.339	EUR	60	(1)	1	0	0

							$(20)	$20	$0	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

		Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
Counterparty	Index/Tranches						Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	$800	$ (42)	$12	$0	$(30)
GST	CMBX.NA.AAA.8 Index	0.500	10/17/2057	300	(17)	6	0	(11)

					$ (59)	$18	$0	$(41)

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.430%	06/15/2030	GBP	600	$0	$73	$73	$0
	Receive	3-Month USD-CPURNSA Index	1.715	04/15/2017		$11,400	0	35	35	0
	Receive	3-Month USD-CPURNSA Index	1.010	10/16/2017		1,300	0	8	8	0
	Receive	3-Month USD-CPURNSA Index	1.580	05/23/2018		8,600	0	(5)	0	(5)
	Receive	3-Month USD-CPURNSA Index	1.565	06/07/2018		600	0	0	0	0
	Receive	3-Month USD-CPURNSA Index	1.493	06/30/2021		2,300	0	11	11	0
	Receive	3-Month USD-CPURNSA Index	1.730	08/26/2025		300	0	(5)	0	(5)
BPS	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	800	4	86	90	0
	Receive	3-Month EUR-EXT-CPI Index	0.550	10/15/2017	EUR	100	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	0.806	04/15/2021		600	0	(2)	0	(2)
	Receive	3-Month EUR-EXT-CPI Index	1.090	06/15/2026		200	0	(2)	0	(2)
	Receive	3-Month USD-CPURNSA Index	1.560	11/05/2016		$1,400	0	(23)	0	(23)
	Receive	3-Month USD-CPURNSA Index	1.825	11/29/2016		1,700	0	(40)	0	(40)
	Receive	3-Month USD-CPURNSA Index	2.250	07/15/2017		8,700	20	(506)	0	(486)
CBK	Pay	1-Month GBP-UKRPI	3.190	04/15/2030	GBP	1,500	0	99	99	0
	Pay	1-Month GBP-UKRPI	3.350	05/15/2030		1,400	0	147	147	0
	Pay	1-Month GBP-UKRPI	3.430	06/15/2030		700	0	85	85	0
	Pay	1-Month GBP-UKRPI	3.140	04/15/2031		100	0	1	1	0
	Pay	3-Month EUR-EXT-CPI Index	0.830	05/15/2018	EUR	3,700	0	(4)	0	(4)
	Receive	3-Month EUR-EXT-CPI Index	0.655	08/15/2018		100	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	0.640	09/15/2018		200	0	(2)	0	(2)
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018		200	0	(2)	0	(2)
	Receive	3-Month EUR-EXT-CPI Index	0.806	04/15/2021		1,850	0	(6)	0	(6)
	Receive	3-Month EUR-EXT-CPI Index	0.875	05/15/2021		2,800	0	(16)	0	(16)
	Pay	3-Month EUR-EXT-CPI Index	1.178	05/15/2026		700	0	12	12	0
	Receive	3-Month EUR-EXT-CPI Index	1.090	06/15/2026		200	0	(2)	0	(2)
DUB	Pay	1-Month GBP-UKRPI	3.325	08/15/2030	GBP	800	2	68	70	0
	Pay	1-Month GBP-UKRPI	3.100	06/15/2031		400	0	(3)	0	(3)
	Receive	3-Month EUR-EXT-CPI Index	0.580	10/15/2017	EUR	300	0	(2)	0	(2)
	Receive	3-Month EUR-EXT-CPI Index	0.570	10/15/2017		100	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	0.605	09/15/2018		200	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018		600	0	(5)	0	(5)
	Receive	3-Month EUR-EXT-CPI Index	0.806	04/15/2021		300	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	1.090	06/15/2026		200	0	(2)	0	(2)
	Receive	3-Month USD-CPURNSA Index	2.500	07/15/2022		$1,200	10	(166)	0	(156)
	Receive	3-Month USD-CPURNSA Index	2.560	05/08/2023		13,100	0	(1,788)	0	(1,788)
FBF	Pay	1-Month GBP-UKRPI	3.353	05/15/2030	GBP	300	0	32	32	0
	Pay	1-Month GBP-UKRPI	3.140	04/15/2031		100	0	1	1	0
	Receive	3-Month EUR-EXT-CPI Index	0.615	09/15/2018	EUR	200	0	(2)	0	(2)
GLM	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	500	2	54	56	0
	Pay	1-Month GBP-UKRPI	3.325	08/15/2030		3,940	(12)	355	343	0
	Pay	1-Month GBP-UKRPI	3.358	04/15/2035		300	0	36	36	0

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	1-Month GBP-UKRPI	3.145%	05/15/2046	GBP	590	$10	$(17)	$0	$(7)
	Receive	1-Month GBP-UKRPI	3.120	06/15/2046		500	0	9	9	0
	Receive	3-Month EUR-EXT-CPI Index	0.650	09/15/2018	EUR	100	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	1.090	06/15/2026		200	0	(2)	0	(2)
	Receive	3-Month USD-CPURNSA Index	2.415	02/12/2017		$2,900	0	(151)	0	(151)
JPM	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	100	0	11	11	0
	Pay	1-Month GBP-UKRPI	3.275	09/15/2030		600	0	44	44	0
	Receive	3-Month EUR-EXT-CPI Index	0.580	10/15/2017	EUR	400	0	(3)	0	(3)
MYC	Pay	1-Month GBP-UKRPI	3.320	05/15/2030	GBP	1,200	0	116	116	0
	Receive	3-Month EUR-EXT-CPI Index	0.806	04/15/2021	EUR	810	0	(3)	0	(3)
	Receive	3-Month USD-CPURNSA Index	1.533	11/07/2016		$13,500	1	(217)	0	(216)
UAG	Receive	3-Month EUR-EXT-CPI Index	0.525	10/15/2017	EUR	900	0	(5)	0	(5)
	Receive	3-Month EUR-EXT-CPI Index	0.610	09/15/2018		400	0	(3)	0	(3)

							$37	$(1,707)	$1,279	$(2,949)

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	BCOMTR Index †	232,579	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	$ 41,520	$0	$173	$173	$0
BPS	Receive	BCOMF1T Index †	20,831	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	7,218	0	(1)	0	(1)
	Receive	BCOMTR Index †	101,813	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	18,184	0	76	76	0
CBK	Receive	BCOMF1T Index †	105	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	36	0	0	0	0
	Receive	BCOMTR Index †	278,752	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	49,762	0	208	208	0
	Receive	BCOMTR2 Index †	56,759	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	11,090	0	45	45	0
	Receive	BCOMTREXW Index †	226,188	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	19,876	0	73	73	0
	Receive	CVICCGD2 Index †	20,374	0.050%	08/15/2016	2,153	0	0	0	0
	Receive	CVICCGD3 Index †	19,312	0.050%	08/15/2016	2,157	0	0	0	0
FBF	Receive	BCOMTR Index †	125,200	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	22,350	0	93	93	0
GLM	Receive	BCOMF1T Index †	8,360	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	2,897	0	16	16	0
	Receive	BCOMTR Index †	50,917	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	9,090	0	38	38	0
	Receive	BCOMTR11A Index †	140,382	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	33,447	0	143	143	0
	Pay	SPGCINP Index †	973	-0.050%	08/15/2016	141	0	(5)	0	(5)
JPM	Receive	BCOMF1T Index †	672	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	233	0	1	1	0
	Receive	BCOMTR Index †	162,543	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	29,017	0	121	121	0
	Receive	JMABCTNE Index †	23,274	0.150%	08/15/2016	2,613	0	2	2	0
	Receive	JMABDEWE Index †	5,533	0.300%	08/15/2016	5,403	0	268	268	0
	Receive	JMABFNJ1 Index †	100,972	0.700%	08/15/2016	10,199	0	115	115	0
	Receive	JMABNICP Index †	12,178	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	5,601	0	105	105	0
MAC	Receive	BCOMTR Index †	51,498	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	9,193	0	38	38	0
	Receive	BCOMTR1 Index †	113,048	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	11,226	0	47	47	0
	Receive	BCOMTR2 Index †	64,987	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	6,197	0	25	25	0
MYC	Receive	BCOMTR1 Index †	232,041	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	45,818	0	191	191	0
	Receive	BCOMTR2 Index †	410,300	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	79,499	0	323	323	0

								$2,095	$2,101	$(6)

(6)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Pay	NYMEX Natural Gas August Futures (7)†	15.288%	07/26/2016	$ 17	$0	$0	$0	$0
	Pay	NYMEX Natural Gas August Futures (7)†	16.120	07/26/2016	17	0	0	0	0
GST	Pay	GOLDLNPM Index (7)†	3.901	05/04/2017	150	0	0	0	0
	Pay	GOLDLNPM Index (7)†	4.000	05/08/2017	250	0	1	1	0
	Pay	GOLDLNPM Index (7)†	7.784	03/24/2020	358	0	8	8	0
	Pay	GOLDLNPM Index (7)†	7.840	04/06/2020	178	0	4	4	0
	Pay	GOLDLNPM Index (7)†	6.250	04/08/2020	1,550	0	9	9	0
	Pay	GOLDLNPM Index (7)†	7.840	04/09/2020	179	0	4	4	0
	Pay	GOLDLNPM Index (7)†	7.896	04/14/2020	178	0	4	4	0
	Pay	GOLDLNPM Index (7)†	6.250	04/16/2020	3,100	0	18	18	0
	Pay	GOLDLNPM Index (7)†	7.981	04/22/2020	1,416	0	32	32	0
	Pay	GOLDLNPM Index (7)†	8.585	04/27/2020	1,024	0	29	29	0
	Pay	GOLDLNPM Index (7)†	8.703	04/28/2020	339	0	10	10	0
	Pay	GOLDLNPM Index (7)†	7.023	07/29/2020	943	0	21	21	0
	Pay	GOLDLNPM Index (7)†	7.840	09/09/2020	179	0	3	3	0
	Pay	LME Copper December Futures (7)†	5.244	12/07/2016	59	0	0	0	0
JPM	Pay	GOLDLNPM Index (7)†	10.890	04/29/2020	303	0	15	15	0
	Pay	GOLDLNPM Index (7)†	11.156	05/07/2020	599	0	32	32	0
	Pay	GOLDLNPM Index (7)†	9.000	07/24/2020	333	0	10	10	0
	Pay	NYMEX Natural Gas August Futures (7)†	16.000	07/26/2016	33	0	0	0	0
	Pay	Sugar No. 11 October Futures (7)†	12.603	07/25/2016	38	0	(1)	0	(1)
MAC	Pay	LME Copper October Futures (7)†	5.221	10/05/2016	59	0	0	0	0
	Pay	Sugar No. 11 October Futures (7)†	12.960	09/15/2016	37	0	(1)	0	(1)

						$0	$198	$200	$(2)

Total Swap Agreements						$(35)	$540	$3,693	$(3,188)

(7)	Variance Swap

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

(k)	Securities with an aggregate market value of $4,322 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
PIMCO CommodityRealReturn® Strategy Portfolio
BOA	$587	$0	$127	$714	$(867)	$0	$(10)	$(877)	$(163)	$0	$(163)
BPS	60	0	90	150	(710)	(44)	(554)	(1,308)	(1,158)	1,046	(112)
CBK	12	34	344	390	(384)	(50)	(33)	(467)	(77)	0	(77)
DUB	0	452	70	522	(211)	(110)	(1,989)	(2,310)	(1,788)	1,867	79
FAR	0	281	0	281	0	(269)	0	(269)	12	0	12
FBF	0	1	33	34	0	(207)	(2)	(209)	(175)	12	(163)
GLM	406	52	444	902	(968)	(84)	(161)	(1,213)	(311)	0	(311)
GST	0	0	0	0	0	0	(11)	(11)	(11)	0	(11)
HUS	100	0	0	100	(159)	0	0	(159)	(59)	0	(59)
JPM	260	12	55	327	(1,565)	(103)	(3)	(1,671)	(1,344)	1,059	(285)
MSB	190	0	0	190	(72)	(8)	0	(80)	110	0	110
MYC	0	363	116	479	0	(329)	(219)	(548)	(69)	156	87
NGF	0	426	0	426	0	(271)	0	(271)	155	0	155
SCX	85	0	0	85	(103)	0	0	(103)	(18)	69	51
TDM	0	0	0	0	(219)	0	0	(219)	(219)	0	(219)
UAG	71	0	0	71	(2)	0	(8)	(10)	61	0	61

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
BOA	0	0	173	173	(16)	0	0	(16)	157	(375)	(218)
BPS	1	0	100	101	0	(1)	(109)	(110)	(9)	0	(9)
CBK	2	0	326	328	0	0	0	0	328	(750)	(422)
FBF	0	0	93	93	0	0	0	0	93	4	97
GLM	0	0	197	197	0	0	(5)	(5)	192	(430)	(238)
GST	0	0	208	208	0	0	(47)	(47)	161	0	161
JPM	1	12	693	706	(3)	(11)	(13)	(27)	679	(688)	(9)

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
MAC	$0	$0	$110	$110	$0	$0	$(17)	$(17)	$93	$0	$93
MYC	0	0	514	514	0	0	(5)	(5)	509	(3,150)	(2,641)
SOG	1	0	0	1	0	0	(2)	(2)	(1)	0	(1)

Total Over the Counter	$1,776	$1,633	$3,693	$7,102	$(5,279)	$(1,487)	$(3,188)	$(9,954)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest RateContracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$89	$0	$0	$0	$0	$89
Futures	495	0	0	0	54	549
Swap Agreements	0	0	0	0	283	283

	$584	$0	$0	$0	$337	$921

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,776	$0	$1,776
Purchased Options	12	0	0	0	1,621	1,633
Swap Agreements	2,414	0	0	0	1,279	3,693

	$2,426	$0	$0	$1,776	$2,900	$7,102

	$3,010	$0	$0	$1,776	$3,237	$8,023

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$80	$0	$0	$0	$0	$80
Futures	429	0	0	0	58	487
Swap Agreements	0	10	0	0	35	45

	$509	$10	$0	$0	$93	$612

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,279	$0	$5,279
Written Options	12	17	0	100	1,358	1,487
Swap Agreements	198	41	0	0	2,949	3,188

	$210	$58	$0	$5,379	$4,307	$9,954

	$719	$68	$0	$5,379	$4,400	$10,566

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest RateContracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$13	$0	$0	$0	$(8)	$5
Written Options	67	0	0	0	19	86
Futures	(631)	0	0	0	(46)	(677)
Swap Agreements	0	(20)	0	0	(5,996)	(6,016)

	$(551)	$(20)	$0	$0	$(6,031)	$(6,602)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

June 30, 2016 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest RateContracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(711)	$0	$(711)
Purchased Options	(19)	0	0	0	(464)	(483)
Written Options	102	18	0	87	456	663
Swap Agreements	49,011	43	22	3	(459)	$48,620

	$49,094	$61	$22	$(621)	$(467)	$48,089

	$48,543	$41	$22	$(621)	$(6,498)	$41,487

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$56	$0	$0	$0	$(2)	$54
Written Options	(11)	0	0	0	0	(11)
Futures	296	0	0	0	127	423
Swap Agreements	0	(18)	0	0	(1,642)	(1,660)

	$341	$(18)	$0	$0	$(1,517)	$(1,194)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,952)	$0	$(3,952)
Purchased Options	(2)	0	0	(17)	(320)	(339)
Written Options	20	20	0	(38)	(106)	(104)
Swap Agreements	(2,190)	34	(22)	0	1,351	(827)

	$(2,172)	$54	$(22)	$(4,007)	$925	$(5,222)

	$(1,831)	$36	$(22)	$(4,007)	$(592)	$(6,416)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$29,069	$0	$29,069
Industrials	0	3,020	0	3,020
Utilities	0	4,192	0	4,192
U.S. Government Agencies	0	32,968	0	32,968
U.S. Treasury Obligations	0	357,848	0	357,848
Non-Agency Mortgage-Backed Securities	0	14,056	0	14,056
Asset-Backed Securities	0	15,160	0	15,160
Sovereign Issues	0	41,014	0	41,014
Short-Term Instruments
Repurchase Agreements	0	50,597	0	50,597
Japan Treasury Bills	0	3,391	0	3,391
U.S. Treasury Bills	0	3,481	0	3,481

	$0	$554,796	$0	$554,796

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$41,101	$0	$0	$41,101

Total Investments	$41,101	$554,796	$0	$595,897

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(7,817)	$0	$(7,817)
U.S. Treasury Obligations	0	0	0	0

	$0	$(7,817)	$0	$(7,817)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	637	283	0	920
Over the counter	0	7,090	12	7,102

	$637	$7,373	$12	$8,022

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(567)	(45)	0	(612)
Over the counter	0	(9,942)	(12)	(9,954)

	$(567)	$(9,987)	$(12)	$(10,566)

Totals	$41,171	$544,365	$0	$585,536

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2016 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to

SEMIANNUAL REPORT	JUNE 30, 2016	33

Notes to Financial Statements (Cont.)

that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Consolidated Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement of Cash Flows has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

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For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market

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Notes to Financial Statements (Cont.)

quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost,

so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term debt investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

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Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$6,627	$281,936	$(247,475)	$(11)	$24	$41,101	$36	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

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Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or

“Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total

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Notes to Financial Statements (Cont.)

amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the

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contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  The Portfolio may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index

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Notes to Financial Statements (Cont.)

Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls

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short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a

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Notes to Financial Statements (Cont.)

credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of

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potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked

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Notes to Financial Statements (Cont.)

financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of

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transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Portfolio I, Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Portfolio (amounts in thousands):

Date of Incorporation	07/21/2006
Subscription Agreement	08/01/2006
Consolidated Portfolio Net Assets	$402,732
Subsidiary % of Portfolio Net Assets	23.0%
Subsidiary Financial Statement Information
Total assets	$93,605
Total liabilities	1,048
Net assets	$92,557
Total income	293
Net investment income (loss)	27
Net realized gain (loss)	48,858
Net change in unrealized appreciation (depreciation)	(1,540)
Increase (decrease) in net assets resulting from operations	$47,345

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

SEMIANNUAL REPORT	JUNE 30, 2016	47

Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	0.25%
Class M	0.25%
Administrative Class	0.25%
Advisor Class	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee
Class M	0.25%	0.20%
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets except PIMCO All Asset Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and

48	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2016, the amount was $245,763.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$9,745	$2,314

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2016, were as follows (amounts in thousands):

U S Government/ Agency		All Other
Purchases	Sales	Purchases	Sales
$365,496	$321,957	$46,171	$54,959

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2016		Year Ended 12/31/2015
	Shares	Amount	Shares~	Amount

Receipts for shares sold
Institutional Class	38	$267	201	$1,746
Class M	20	137	48	414
Administrative Class	3,823	27,580	10,540	87,701
Advisor Class	2,075	15,193	3,748	32,173
Issued as reinvestment of distributions
Institutional Class	2	13	14	124
Class M	0	1	1	4
Administrative Class	143	1,065	1,437	12,616
Advisor Class	60	451	592	5,255

SEMIANNUAL REPORT	JUNE 30, 2016	49

Notes to Financial Statements (Cont.)

	Six Months Ended 06/30/2016		Year Ended 12/31/2015
	Shares	Amount	Shares~	Amount
Cost of shares redeemed
Institutional Class	(40)	$(279)	(81)	$(686)
Class M	(6)	(45)	(7)	(60)
Administrative Class	(5,077)	(36,425)	(8,191)	(69,298)
Advisor Class	(1,248)	(9,140)	(1,833)	(15,594)
Net increase (decrease) resulting from Portfolio share transactions	(210)	$(1,182)	6,469	$54,395

~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.

As of June 30, 2016, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 16% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

50	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2015, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO CommodityRealReturn® Strategy Portfolio	$9,795	$16,179

As of June 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$611,143	$0	$(15,246)	$(15,246)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2016	51

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CBK	Citibank N.A.	MAC	Macquarie Bank Limited	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank N.A.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	USD or ($)	United States Dollar
CNH	Chinese Renminbi (Offshore)

Exchange Abbreviations:
ICE	IntercontinentalExchange®	NYB	ICE Futures U.S. Softs	OTC	Over the Counter
LME	London Metal Exchange	NYMEX	New York Mercantile Exchange

Index/Spread Abbreviations:
BCOM	Bloomberg Commodity Index	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	PLTMLNPM	London Platinum & Palladium Market PM Fix
BCOMTR	Bloomberg Commodity Index Total Return	EURMARGIN	European Refined Margin	SPGCENP	S&P GSCI Energy Official Close Index ER
BCOMTREXW	Bloomberg Commodity Ex-Chicago SRW Wheat Total Return Index	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
CDX.HY	Credit Derivatives Index - High Yield	GOLDLNPM	London Gold Market Fixing Ltd. PM	SPGCNGP	S&P Goldman Sachs Commodity Natural Gas Index
CDX.IG	Credit Derivatives Index - Investment Grade	JMABFNJ1	JPMorgan FNJ 1 Index	UKRPI	United Kingdom Retail Price Index
CMBX	Commercial Mortgage-Backed Index	JMABNICP	JPMorgan Nic P Custom Index	ULSD	Ultra-Low Sulfur Diesel
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	OREXIO	Iron Ore Spread

Other Abbreviations:
CDO	Collateralized Debt Obligation	oz.	Ounce	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CLO	Collateralized Loan Obligation	RBOB	Reformulated Blendstock for Oxygenate Blending	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit	YOY	Year-Over-Year
NCUA	National Credit Union Administration

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT03SAR_063016

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2016

PIMCO Emerging Markets Bond Portfolio

Share Classes

■	Institutional
■	M
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Outside of the reporting period, PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st.

The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the six-month fiscal reporting period include:

■

The first segment of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit, pushing government sovereign yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve (“Fed”) on hold at their June 2016 meeting, after having slightly raised interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term interest rates rose with the initial Fed rate hike in December 2015. Revised first quarter 2016 U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23, 2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the Pound Sterling and European and Japanese equities, most asset classes generally recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.37% for the reporting period. Yields declined across the majority of the U.S. Treasury yield curve as a more dovish tone from the Fed coupled with the surprise result of the U.K. referendum pushed expectations for policy normalization further into the future. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.27% on December 31, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.31% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 6.24% over the reporting period. U.S. real interest rates followed nominal yields sharply lower as concerns surrounding China’s growth prospects early in the reporting period coupled with uncertainty over the U.K. referendum created a strong flight-to-quality bid and more tempered expectations for near-term Fed rate hikes.

2	PIMCO VARIABLE INSURANCE TRUST

Despite posting positive absolute returns, U.S. TIPS were outpaced by comparable nominal U.S. Treasuries as market-based inflation expectations ended the period lower. U.S. breakeven inflation rates were pressured lower by low headline inflation data and outsized demand for safe-haven nominal U.S. Treasuries.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 13.25% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and precious metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by strong demand and production outages. Within precious metals, gold prices were the beneficiary of strong safe-haven demand around risk-off events, particularly in June 2016 following the U.K.’s historic vote to leave the European Union. Agriculture commodity prices also advanced over the period, led by sugar prices which rallied on Brazilian rainfall, Indian import demand as well as strength in the Brazilian real.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 3.11% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and refinancing concerns. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals. Positive representation and warranty settlement developments also benefited the sector.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.54% over the reporting period, as falling credit yields and a commodity-fueled rally drove returns over the reporting period. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 8.02% over the reporting period. Strong performance from commodity sectors and risk-on sentiment drove returns, as asset sales and equity issuance strengthened balance sheets. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher-yielding instruments.

■

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.90% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 14.02% over the reporting period. The slowdown in China continued apace, though policymakers have used expanded credit availability and a gradual depreciation of the Chinese currency to soften the landing. Higher commodity prices and improving terms of trade helped EM currencies broadly gain during the reporting period.

■

Global equity markets showed mixed performance amid a period marked by economic uncertainty, increased volatility and concerns around the U.K. referendum. U.S. equities, as represented by the S&P 500 Index, returned 3.84% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 6.41% over the same period. In contrast, developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 4.42% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2016	3

Important Information About the PIMCO Emerging Markets Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class,

Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Emerging Markets Bond Portfolio	09/30/2002	04/30/2012	11/10/2014	09/30/2002	03/31/2006	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2016	5

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Mexico	14.7%
Brazil	11.8%
Indonesia	8.6%
Short-Term Instruments‡	6.4%
Luxembourg	5.8%
Other	52.7%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Inception**
PIMCO Emerging Markets Bond Portfolio Institutional Class	11.92%	6.93%	—	—	3.22%
PIMCO Emerging Markets Bond Portfolio Class M	11.68%	6.45%	—	—	2.51%
PIMCO Emerging Markets Bond Portfolio Administrative Class	11.84%	6.77%	4.38%	6.60%	9.69%
PIMCO Emerging Markets Bond Portfolio Advisor Class	11.78%	6.66%	4.27%	6.49%	6.11%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	10.90%	10.32%	6.25%	7.91%	10.02%***

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** For class inception dates please refer to the Important Information.

*** Average annual total return since 09/30/2002.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.85% for Institutional Class shares, 1.30% for Class M shares, 1.00% for Administrative Class shares, and 1.10% for Advisor Class shares.

Investment Objective and Strategy Overview

»

PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar.

Portfolio Insights

Following are key factors impacting the Portfolio’s relative performance during the reporting period:

»	An overweight to Brazilian external debt contributed to performance, as Brazilian debt outperformed the Portfolio’s benchmark.

»	An overweight to Mexican external debt contributed to performance, as Mexican debt outperformed the Portfolio’s benchmark.

»	An underweight to Peruvian external debt detracted from performance, as Peruvian debt outperformed the Portfolio’s benchmark.

»	An underweight to Ecuadorian external debt detracted from performance, as Ecuadorian debt outperformed the Portfolio’s benchmark.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Emerging Markets Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,119.20	$4.40	$1,000.00	$1,020.30	$4.20	0.85%
Class M	1,000.00	1,116.80	6.73	1,000.00	1,018.10	6.42	1.30
Administrative Class	1,000.00	1,118.40	5.18	1,000.00	1,019.56	4.94	1.00
Advisor Class	1,000.00	1,117.80	5.70	1,000.00	1,019.07	5.43	1.10

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2016	7

Financial Highlights PIMCO Emerging Markets Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions(b)

Institutional Class
01/01/2016 - 06/30/2016+	$11.70	$0.31	$1.06	$1.37	$(0.32)	$0.00	$(0.32)
12/31/2015	12.69	0.65	(0.90)	(0.25)	(0.68)	(0.06)	(0.74)
12/31/2014	13.44	0.68	(0.43)	0.25	(0.74)	(0.26)	(1.00)
12/31/2013	15.32	0.69	(1.71)	(1.02)	(0.74)	(0.12)	(0.86)
04/30/2012 - 12/31/2012	14.42	0.48	0.92	1.40	(0.50)	0.00	(0.50)
Class M
01/01/2016 - 06/30/2016+	11.70	0.29	1.06	1.35	(0.30)	0.00	(0.30)
12/31/2015	12.69	0.60	(0.90)	(0.30)	(0.63)	(0.06)	(0.69)
11/10/2014 - 12/31/2014	13.63	0.09	(0.67)	(0.58)	(0.10)	(0.26)	(0.36)
Administrative Class
01/01/2016 - 06/30/2016+	11.70	0.30	1.07	1.37	(0.32)	0.00	(0.32)
12/31/2015	12.69	0.63	(0.90)	(0.27)	(0.66)	(0.06)	(0.72)
12/31/2014	13.44	0.66	(0.43)	0.23	(0.72)	(0.26)	(0.98)
12/31/2013	15.32	0.67	(1.72)	(1.05)	(0.71)	(0.12)	(0.83)
12/31/2012	13.65	0.66	1.73	2.39	(0.72)	0.00	(0.72)
12/31/2011	13.54	0.65	0.19	0.84	(0.73)	0.00	(0.73)
Advisor Class
01/01/2016 - 06/30/2016+	11.70	0.30	1.06	1.36	(0.31)	0.00	(0.31)
12/31/2015	12.69	0.62	(0.90)	(0.28)	(0.65)	(0.06)	(0.71)
12/31/2014	13.44	0.65	(0.43)	0.22	(0.71)	(0.26)	(0.97)
12/31/2013	15.32	0.66	(1.72)	(1.06)	(0.70)	(0.12)	(0.82)
12/31/2012	13.65	0.65	1.72	2.37	(0.70)	0.00	(0.70)
12/31/2011	13.54	0.64	0.18	0.82	(0.71)	0.00	(0.71)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$12.75	11.92%	$17,733	0.85	%*	0.85	%*	5.32	%*	21%
11.70	(2.09)	13,852	0.85		0.85		5.23		29
12.69	1.66	6,252	0.85		0.85		5.02		29
13.44	(6.81)	370	0.85		0.85		4.82		24
15.32	9.91	428	0.85	*	0.85	*	4.77	*	20

12.75	11.68	647	1.30	*	1.30	*	4.88	*	21
11.70	(2.53)	475	1.30		1.30		4.84		29
12.69	(4.32)	27	1.30	*	1.30	*	4.92	*	29

12.75	11.84	241,399	1.00	*	1.00	*	5.17	*	21
11.70	(2.24)	216,156	1.00		1.00		5.02		29
12.69	1.51	238,653	1.00		1.00		4.83		29
13.44	(6.95)	271,266	1.00		1.00		4.67		24
15.32	17.87	337,210	1.00		1.00		4.51		20
13.65	6.32	287,309	1.00		1.00		4.79		15

12.75	11.78	40,514	1.10	*	1.10	*	5.07	*	21
11.70	(2.34)	32,407	1.10		1.10		4.91		29
12.69	1.41	38,685	1.10		1.10		4.73		29
13.44	(7.04)	31,270	1.10		1.10		4.56		24
15.32	17.75	52,398	1.10		1.10		4.42		20
13.65	6.21	27,889	1.10		1.10		4.70		15

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	9

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2016

Assets:
Investments, at value
Investments in securities*	$287,666
Investments in Affiliates	14,178
Financial Derivative Instruments
Exchange-traded or centrally cleared	22
Over the counter	1,680
Deposits with counterparty	2,224
Foreign currency, at value	174
Receivable for investments sold	2,118
Receivable for Portfolio shares sold	169
Interest and/or dividends receivable	4,374
Dividends receivable from Affiliates	7
Total Assets	312,612

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,982
Financial Derivative Instruments
Exchange-traded or centrally cleared	8
Over the counter	5,944
Payable for investments purchased	3,651
Payable for investments in Affiliates purchased	7
Deposits from counterparty	310
Payable for Portfolio shares redeemed	176
Accrued investment advisory fees	108
Accrued supervisory and administrative fees	96
Accrued distribution fees	7
Accrued servicing fees	30
Total Liabilities	12,319

Net Assets	$300,293

Net Assets Consist of:
Paid in capital	$307,160
Undistributed net investment income	7,476
Accumulated undistributed net realized (loss)	(6,276)
Net unrealized (depreciation)	(8,067)

Net Assets	$300,293

Net Assets:
Institutional Class	$17,733
Class M	647
Administrative Class	241,399
Advisor Class	40,514

Shares Issued and Outstanding:
Institutional Class	1,391
Class M	51
Administrative Class	18,932
Advisor Class	3,177

Net Asset Value Per Share Outstanding:
Institutional Class	$12.75
Class M	12.75
Administrative Class	12.75
Advisor Class	12.75

Cost of Investments in securities	$293,766
Cost of Investments in Affiliates	$14,177
Cost of Foreign Currency Held	$160
Cost or Premiums of Financial Derivative Instruments, net	$(1,622)

* Includes repurchase agreements of:	$1,052

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2016

Investment Income:
Interest	$8,160
Dividends from Investments in Affiliates	75
Total Income	8,235

Expenses:
Investment advisory fees	600
Supervisory and administrative fees	534
Distribution and/or servicing fees - Class M	1
Servicing fees - Administrative Class	162
Distribution and/or servicing fees - Advisor Class	44
Trustee fees	1
Interest expense	2
Total Expenses	1,344

Net Investment Income	6,891

Net Realized Gain (Loss):
Investments in securities	(1,224)
Investments in Affiliates	(73)
Exchange-traded or centrally cleared financial derivative instruments	581
Over the counter financial derivative instruments	(41)
Foreign currency	12

Net Realized (Loss)	(745)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	25,691
Investments in Affiliates	96
Exchange-traded or centrally cleared financial derivative instruments	578
Over the counter financial derivative instruments	(1,547)
Foreign currency assets and liabilities	42

Net Change in Unrealized Appreciation	24,860

Net Increase in Net Assets Resulting from Operations	$31,006

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	11

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$6,891	$14,231
Net realized (loss)	(745)	(4,195)
Net change in unrealized appreciation (depreciation)	24,860	(16,267)

Net Increase (Decrease) in Net Assets Resulting from Operations	31,006	(6,231)

Distributions to Shareholders:
From net investment income
Institutional Class	(416)	(567)
Class M	(13)	(14)
Administrative Class	(5,801)	(12,491)
Advisor Class	(924)	(1,874)
From net realized capital gains
Institutional Class	0	(73)
Class M	0	(2)
Administrative Class	0	(1,168)
Advisor Class	0	(175)

Total Distributions(a)	(7,154)	(16,364)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	13,551	1,868

Total Increase (Decrease) in Net Assets	37,403	(20,727)

Net Assets:
Beginning of period	262,890	283,617
End of period*	$300,293	$262,890

* Including undistributed net investment income of:	$7,476	$7,739

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

June 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.8%

ARGENTINA 3.5%

SOVEREIGN ISSUES 3.5%
Argentina Bonar Bond
8.750% due 05/07/2024		$200	$231
Argentine Republic Government International Bond
2.500% due 12/31/2038		3,200	2,168
6.250% due 04/22/2019		800	836
6.875% due 04/22/2021		900	963
7.500% due 04/22/2026		1,900	2,064
7.625% due 04/22/2046		1,100	1,192
8.750% due 06/02/2017		1,600	1,678
Provincia de Buenos Aires
9.125% due 03/16/2024		500	551
9.950% due 06/09/2021		300	336
10.875% due 01/26/2021		200	227
Provincia de Cordoba
7.125% due 06/10/2021		300	302

Total Argentina (Cost $9,871)			10,548

AZERBAIJAN 0.4%

CORPORATE BONDS & NOTES 0.2%
Southern Gas Corridor CJSC
6.875% due 03/24/2026		600	649

SOVEREIGN ISSUES 0.2%
Republic of Azerbaijan International Bond
4.750% due 03/18/2024		600	609

Total Azerbaijan (Cost $1,186)			1,258

BERMUDA 0.2%

CORPORATE BONDS & NOTES 0.2%
Ooredoo International Finance Ltd.
4.500% due 01/31/2043		500	515

Total Bermuda (Cost $489)			515

BRAZIL 11.9%

CORPORATE BONDS & NOTES 7.8%
Banco do Brasil S.A.
3.875% due 10/10/2022		2,125	1,960
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		450	433
Banco Santander Brasil S.A.
4.625% due 02/13/2017		1,400	1,421
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros
5.500% due 07/16/2020		500	526
Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		3,800	3,411
BRF S.A.
3.950% due 05/22/2023		1,500	1,463
Caixa Economica Federal
4.500% due 10/03/2018		500	500
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		1,500	1,511
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		400	399
Petrobras Global Finance BV
3.000% due 01/15/2019		94	87
3.250% due 04/01/2019	EUR	100	104
5.750% due 01/20/2020		$9,750	9,430
6.750% due 01/27/2041		200	162
6.850% due 06/05/2115		600	459
6.875% due 01/20/2040		200	164
7.875% due 03/15/2019		800	828
8.375% due 05/23/2021		300	310

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Samarco Mineracao S.A.
5.750% due 10/24/2023		$400	$158

			23,326

SOVEREIGN ISSUES 4.1%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		600	601
6.369% due 06/16/2018		840	881
6.500% due 06/10/2019		830	880
Brazil Government International Bond
5.000% due 01/27/2045		2,210	1,989
5.625% due 01/07/2041		50	49
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2018 (c)	BRL	21,300	5,532
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		38	12
10.000% due 01/01/2021		8,000	2,328

			12,272

Total Brazil (Cost $37,363)			35,598

CAYMAN ISLANDS 0.9%

CORPORATE BONDS & NOTES 0.9%
Interoceanica Finance Ltd.
0.000% due 11/30/2018 (c)		$57	54
0.000% due 11/30/2025 (c)		365	283
0.000% due 05/15/2030 (c)		800	460
Lima Metro Line 2 Finance Ltd.
5.875% due 07/05/2034		1,000	1,050
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		675	196
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		1,418	266
6.750% due 10/01/2023		1,214	237
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018 (c)		54	52

Total Cayman Islands (Cost $4,987)			2,598

CHILE 2.5%

CORPORATE BONDS & NOTES 2.4%
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021		1,000	1,080
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042		400	373
4.500% due 09/16/2025 (f)		1,300	1,365
4.875% due 11/04/2044		600	607
Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024		1,500	1,533
GNL Quintero S.A.
4.634% due 07/31/2029		800	820
Itau CorpBanca
3.875% due 09/22/2019		600	630
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		983	904

			7,312

SOVEREIGN ISSUES 0.1%
Chile Government International Bond
3.625% due 10/30/2042		150	153

Total Chile (Cost $7,324)			7,465

CHINA 1.4%

CORPORATE BONDS & NOTES 1.4%
CCCI Treasure Ltd.
3.500% due 04/21/2020 (d)		800	815
CNOOC Curtis Funding Pty.Ltd.
4.500% due 10/03/2023		600	650

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024	$700	$758
4.875% due 05/17/2042	500	566
Three Gorges Finance Cayman Islands Ltd.
3.150% due 06/02/2026	1,000	1,035
3.700% due 06/10/2025	300	324

Total China (Cost $3,890)		4,148

COLOMBIA 4.1%

CORPORATE BONDS & NOTES 1.6%
Ecopetrol S.A.
4.125% due 01/16/2025	300	272
5.875% due 09/18/2023	2,000	2,065
5.875% due 05/28/2045	1,900	1,659
7.375% due 09/18/2043	900	900

		4,896

SOVEREIGN ISSUES 2.5%
Colombia Government International Bond
2.625% due 03/15/2023	2,600	2,522
4.375% due 07/12/2021	4,100	4,418
8.125% due 05/21/2024	300	388
10.375% due 01/28/2033	225	339

		7,667

Total Colombia (Cost $12,536)		12,563

COSTA RICA 0.3%

SOVEREIGN ISSUES 0.3%
Costa Rica Government International Bond
4.250% due 01/26/2023	400	383
4.375% due 04/30/2025	200	188
5.625% due 04/30/2043	400	346

Total Costa Rica (Cost $1,000)		917

DOMINICAN REPUBLIC 0.6%

SOVEREIGN ISSUES 0.6%
Dominican Republic International Bond
5.500% due 01/27/2025	700	715
6.850% due 01/27/2045	400	416
6.875% due 01/29/2026	500	554

Total Dominican Republic (Cost $1,672)		1,685

EL SALVADOR 1.8%

SOVEREIGN ISSUES 1.8%
El Salvador Government International Bond
5.875% due 01/30/2025	3,300	2,970
6.375% due 01/18/2027	400	364
7.625% due 02/01/2041	360	321
7.650% due 06/15/2035	2,045	1,830

Total El Salvador (Cost $6,394)		5,485

ETHIOPIA 0.1%

SOVEREIGN ISSUES 0.1%
Ethiopia International Bond
6.625% due 12/11/2024	200	188

Total Ethiopia (Cost $200)		188

GABON 0.3%

SOVEREIGN ISSUES 0.3%
Gabon Government International Bond
6.375% due 12/12/2024	1,002	867

Total Gabon (Cost $981)		867

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	13

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUATEMALA 0.7%

SOVEREIGN ISSUES 0.7%
Guatemala Government International Bond
4.875% due 02/13/2028		$610	$639
5.750% due 06/06/2022		1,260	1,400

Total Guatemala (Cost $1,904)			2,039

HONG KONG 1.2%

CORPORATE BONDS & NOTES 1.2%
CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020		600	607
CNOOC Finance Ltd.
3.875% due 05/02/2022		700	743
CNOOC Finance USA LLC
3.500% due 05/05/2025		200	203
CNOOC Nexen Finance ULC
4.250% due 04/30/2024		700	744
CNPC General Capital Ltd.
2.750% due 05/14/2019		500	510
Nexen Energy ULC
6.400% due 05/15/2037		50	62
7.500% due 07/30/2039		450	609

Total Hong Kong (Cost $3,312)			3,478

HUNGARY 0.2%

CORPORATE BONDS & NOTES 0.2%
MFB Magyar Fejlesztesi Bank Zrt
6.250% due 10/21/2020		500	553

SOVEREIGN ISSUES 0.0%
Hungary Government International Bond
5.375% due 02/21/2023		100	111

Total Hungary (Cost $597)			664

INDONESIA 8.7%

CORPORATE BONDS & NOTES 4.6%
Majapahit Holding BV
7.750% due 01/20/2020		840	962
7.875% due 06/29/2037		700	883
Pelabuhan Indonesia PT
4.250% due 05/05/2025		400	400
4.875% due 10/01/2024		500	528
5.375% due 05/05/2045		200	190
Pertamina Persero PT
4.300% due 05/20/2023		1,500	1,529
4.875% due 05/03/2022		700	738
5.250% due 05/23/2021		800	860
6.000% due 05/03/2042		1,500	1,520
6.450% due 05/30/2044		2,100	2,234
Perusahaan Listrik Negara PT
5.500% due 11/22/2021		3,600	3,926

			13,770

SOVEREIGN ISSUES 4.1%
Indonesia Government International Bond
2.625% due 06/14/2023	EUR	600	674
2.875% due 07/08/2021		300	347
3.375% due 04/15/2023		$2,000	2,018
4.625% due 04/15/2043		600	608
4.750% due 01/08/2026		3,400	3,711
5.125% due 01/15/2045		200	213
5.250% due 01/17/2042		400	425
6.625% due 02/17/2037		900	1,113
6.750% due 01/15/2044		2,400	3,056
7.750% due 01/17/2038		100	136

			12,301

Total Indonesia (Cost $24,820)			26,071

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 1.4%

CORPORATE BONDS & NOTES 1.4%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	$1,100	$1,241
Novatek OAO Via Novatek Finance Ltd.
6.604% due 02/03/2021	1,300	1,433
Vnesheconombank Via VEB Finance PLC
6.025% due 07/05/2022	1,400	1,483

Total Ireland (Cost $3,804)		4,157

ISRAEL 0.4%

CORPORATE BONDS & NOTES 0.1%
Israel Electric Corp. Ltd.
7.250% due 01/15/2019	300	335

SOVEREIGN ISSUES 0.3%
Israel Government International Bond
4.500% due 01/30/2043	800	900

Total Israel (Cost $1,099)		1,235

IVORY COAST 0.2%

SOVEREIGN ISSUES 0.2%
Ivory Coast Government International Bond
5.375% due 07/23/2024	600	565

Total Ivory Coast (Cost $590)		565

JAMAICA 0.1%

SOVEREIGN ISSUES 0.1%
Jamaica Government International Bond
6.750% due 04/28/2028	200	211
7.875% due 07/28/2045	200	214

Total Jamaica (Cost $400)		425

KAZAKHSTAN 4.5%

CORPORATE BONDS & NOTES 3.2%
Intergas Finance BV
6.375% due 05/14/2017	300	309
KazMunayGas National Co. JSC
4.400% due 04/30/2023	1,000	980
7.000% due 05/05/2020	4,350	4,757
9.125% due 07/02/2018	2,000	2,225
Samruk-Energy JSC
3.750% due 12/20/2017	1,400	1,403

		9,674

SOVEREIGN ISSUES 1.3%
Kazakhstan Government International Bond
3.875% due 10/14/2024 (f)	900	907
4.875% due 10/14/2044	800	780
5.125% due 07/21/2025	1,000	1,099
6.500% due 07/21/2045	1,100	1,282

		4,068

Total Kazakhstan (Cost $13,068)		13,742

LUXEMBOURG 5.8%

CORPORATE BONDS & NOTES 5.8%
ContourGlobal Power Holdings S.A.
7.125% due 06/01/2019	200	207
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	1,800	1,782
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021	2,580	2,793
6.510% due 03/07/2022	750	823
7.288% due 08/16/2037	460	536
9.250% due 04/23/2019	1,000	1,156

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		$1,920	$1,978
6.299% due 05/15/2017		1,640	1,689
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		1,000	1,027
5.717% due 06/16/2021		600	648
6.125% due 02/07/2022		3,700	4,100
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		600	632

Total Luxembourg (Cost $16,689)			17,371

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Petronas Capital Ltd.
4.500% due 03/18/2045		200	222

Total Malaysia (Cost $198)			222

MEXICO 14.8%

		SHARES
COMMON STOCKS 0.0%
Desarrolladora Homex S.A.B. de C.V. (a)		17,978	2
Hipotecaria Su Casita S.A. de C.V. (a)		5,259	0

			2

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 9.8%
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	316
Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		$1,400	1,407
BBVA Bancomer S.A.
6.500% due 03/10/2021		1,250	1,378
6.750% due 09/30/2022		500	559
Cemex S.A.B. de C.V.
6.125% due 05/05/2025		300	292
Comision Federal de Electricidad
4.875% due 05/26/2021		900	962
4.875% due 01/15/2024		800	844
6.125% due 06/16/2045		600	642
Grupo Televisa S.A.B.
5.000% due 05/13/2045		200	193
Petroleos Mexicanos
4.875% due 01/24/2022		3,100	3,177
5.500% due 06/27/2044		1,940	1,763
5.750% due 03/01/2018		3,000	3,144
6.375% due 01/23/2045		500	505
6.500% due 06/02/2041		8,720	8,873
6.625% due 06/15/2038		700	714
6.875% due 08/04/2026		1,100	1,233
8.000% due 05/03/2019		3,000	3,350
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		100	0

			29,352

SOVEREIGN ISSUES 5.0%
Mexico Government International Bond
3.500% due 01/21/2021		6,000	6,360
4.000% due 10/02/2023		1,000	1,079
4.000% due 03/15/2115	EUR	1,000	1,035
4.600% due 01/23/2046		$1,108	1,173
4.750% due 03/08/2044		350	378
5.550% due 01/21/2045		2,520	3,027
5.750% due 10/12/2110		700	779
6.050% due 01/11/2040		548	692
7.250% due 12/15/2016	MXN	8,600	476

			14,999

Total Mexico (Cost $44,426)			44,353

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MONGOLIA 0.3%

SOVEREIGN ISSUES 0.3%
Mongolia Government International Bond
4.125% due 01/05/2018		$500	$487
5.125% due 12/05/2022		530	437

Total Mongolia (Cost $1,025)			924

NAMIBIA 0.1%

SOVEREIGN ISSUES 0.1%
Namibia Government International Bond
5.250% due 10/29/2025		300	307

Total Namibia (Cost $297)			307

NETHERLANDS 1.3%

CORPORATE BONDS & NOTES 1.3%
CIMPOR Financial Operations BV
5.750% due 07/17/2024		1,400	1,046
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		2,300	2,409
6.950% due 07/10/2042		500	514

Total Netherlands (Cost $4,206)			3,969

OMAN 0.2%

SOVEREIGN ISSUES 0.2%
Oman Government International Bond
4.750% due 06/15/2026		500	497

Total Oman (Cost $495)			497

PANAMA 1.8%

SOVEREIGN ISSUES 1.8%
Panama Government International Bond
4.000% due 09/22/2024		800	864
4.300% due 04/29/2053		1,100	1,136
8.875% due 09/30/2027		780	1,152
9.375% due 04/01/2029		1,553	2,384

Total Panama (Cost $4,675)			5,536

PARAGUAY 0.2%

SOVEREIGN ISSUES 0.2%
Paraguay Government International Bond
4.625% due 01/25/2023		200	210
6.100% due 08/11/2044		400	435

Total Paraguay (Cost $605)			645

PERU 1.3%

CORPORATE BONDS & NOTES 0.2%
BBVA Banco Continental S.A.
3.250% due 04/08/2018		200	205
Union Andina de Cementos S.A.A.
5.875% due 10/30/2021		300	305

			510

SOVEREIGN ISSUES 1.1%
Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		400	401
Peru Government International Bond
3.750% due 03/01/2030	EUR	400	489
4.125% due 08/25/2027		$1,000	1,105
8.750% due 11/21/2033		894	1,410

			3,405

Total Peru (Cost $3,752)			3,915

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PHILIPPINES 0. 6%

CORPORATE BONDS & NOTES 0.6%
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024		$1,300	$1,765

Total Philippines (Cost $1,686)			1,765

POLAND 1.5%

SOVEREIGN ISSUES 1.5%
Poland Government International Bond
3.250% due 04/06/2026		4,300	4,391

Total Poland (Cost $4,268)			4,391

QATAR 0.3%

CORPORATE BONDS & NOTES 0.2%
Nakilat, Inc.
6.067% due 12/31/2033		100	112
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		350	383

			495

SOVEREIGN ISSUES 0.1%
Qatar Government International Bond
4.625% due 06/02/2046		200	218

Total Qatar (Cost $638)			713

ROMANIA 0.1%

SOVEREIGN ISSUES 0.1%
Romania Government International Bond
2.750% due 10/29/2025	EUR	200	229
Romania Government International Bond
6.125% due 01/22/2044		$100	125

Total Romania (Cost $342)			354

RUSSIA 1.1%

CORPORATE BONDS & NOTES 0.5%
SCF Capital Ltd.
5.375% due 06/16/2023		1,100	1,108
VimpelCom Holdings BV
5.200% due 02/13/2019		400	413

			1,521

SOVEREIGN ISSUES 0.6%
Russia Government International Bond
5.625% due 04/04/2042		1,500	1,703
5.875% due 09/16/2043		200	234

			1,937

Total Russia (Cost $3,170)			3,458

SENEGAL 0.1%

SOVEREIGN ISSUES 0.1%
Senegal Government International Bond
8.750% due 05/13/2021		200	220

Total Senegal (Cost $211)			220

SLOVENIA 1.1%

SOVEREIGN ISSUES 1.1%
Slovenia Government International Bond
5.250% due 02/18/2024		1,300	1,468
5.850% due 05/10/2023		1,500	1,744

Total Slovenia (Cost $3,032)			3,212

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH AFRICA 1.9%

CORPORATE BONDS & NOTES 1.6%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$500	$521
6.500% due 04/15/2040		100	98
Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		2,000	1,988
6.750% due 08/06/2023		700	694
7.125% due 02/11/2025		1,000	993
Myriad International Holdings BV
5.500% due 07/21/2025		600	625

			4,919

SOVEREIGN ISSUES 0.3%
South Africa Government International Bond
3.750% due 07/24/2026	EUR	300	338
4.665% due 01/17/2024		$100	104
5.375% due 07/24/2044		500	524

			966

Total South Africa (Cost $6,036)			5,885

SPAIN 0.0%

SOVEREIGN ISSUES 0.0%
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	100	114

Total Spain (Cost $113)			114

SRI LANKA 1.0%

CORPORATE BONDS & NOTES 0.2%
National Savings Bank
5.150% due 09/10/2019		$500	488

SOVEREIGN ISSUES 0.8%
Sri Lanka Government International Bond
5.125% due 04/11/2019		500	501
6.125% due 06/03/2025		1,100	1,033
6.250% due 07/27/2021		568	573
6.850% due 11/03/2025		400	392

			2,499

Total Sri Lanka (Cost $2,961)			2,987

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Africa Finance Corp.
4.375% due 04/29/2020		200	204

Total Supranational (Cost $199)			204

TRINIDAD AND TOBAGO 0.3%

CORPORATE BONDS & NOTES 0.3%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		850	829
9.750% due 08/14/2019		200	219

Total Trinidad and Tobago (Cost $1,055)			1,048

TURKEY 4.1%

CORPORATE BONDS & NOTES 0.3%
Export Credit Bank of Turkey
5.875% due 04/24/2019		400	425
Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		377	367

			792

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.8%
Turkey Government International Bond
4.875% due 04/16/2043	$1,100	$1,078
6.000% due 01/14/2041	600	673
6.750% due 05/30/2040	1,700	2,077
6.875% due 03/17/2036	1,600	1,954
7.000% due 03/11/2019	1,500	1,663
7.250% due 03/05/2038	700	895
7.500% due 11/07/2019	1,400	1,602
8.000% due 02/14/2034	1,100	1,484

		11,426

Total Turkey (Cost $11,238)		12,218

UKRAINE 1.3%

SOVEREIGN ISSUES 1.3%
Ukraine Government International Bond
7.750% due 09/01/2019	1,100	1,089
7.750% due 09/01/2020	200	196
7.750% due 09/01/2021	800	782
7.750% due 09/01/2023	200	194
7.750% due 09/01/2024	500	481
7.750% due 09/01/2026	100	95
7.750% due 09/01/2027	1,100	1,045

Total Ukraine (Cost $3,779)		3,882

UNITED ARAB EMIRATES 0.3%

CORPORATE BONDS & NOTES 0.3%
DP World Ltd.
3.250% due 05/18/2020	300	306
6.850% due 07/02/2037	600	660

Total United Arab Emirates (Cost $821)		966

UNITED KINGDOM 0.1%

CORPORATE BONDS & NOTES 0.1%
HBOS PLC
6.750% due 05/21/2018	400	430

Total United Kingdom (Cost $400)		430

UNITED STATES 2.4%

ASSET-BACKED SECURITIES 0.4%
Wells Fargo Home Equity Asset-Backed Securities Trust
0.773% due 03/25/2037	1,500	1,085

CORPORATE BONDS & NOTES 1.7%
Kinder Morgan Energy Partners LP
6.500% due 04/01/2020	400	441
Rio Oil Finance Trust
9.250% due 07/06/2024	3,614	3,121
9.750% due 01/06/2027	1,450	1,240
Terraform Global Operating LLC
9.750% due 08/15/2022	300	273

		5,075

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%
American Home Mortgage Investment Trust
2.478% due 09/25/2045	9	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Commercial Mortgage Trust
5.723% due 06/10/2049	$144	$146
5.933% due 02/10/2051	134	139
Banc of America Mortgage Trust
2.894% due 02/25/2036 ^	3	3
Bear Stearns Adjustable Rate Mortgage Trust
2.804% due 01/25/2035	4	4
3.143% due 05/25/2047 ^	31	28
Citigroup Mortgage Loan Trust, Inc.
2.141% due 08/25/2035	34	32
3.028% due 09/25/2037 ^	63	58
Countrywide Alternative Loan Trust
0.803% due 05/25/2036 ^	257	126
GSR Mortgage Loan Trust
2.943% due 01/25/2036 ^	11	10
Morgan Stanley Mortgage Loan Trust
2.546% due 06/25/2036	5	5
WaMu Mortgage Pass-Through Certificates Trust
2.668% due 02/25/2037 ^	38	34
Washington Mutual Mortgage Pass-Through Certificates Trust
1.187% due 02/25/2047 ^	381	270
Wells Fargo Mortgage-Backed Securities Trust
3.046% due 07/25/2036 ^	12	11

		875

U.S. GOVERNMENT AGENCIES 0.0%
Freddie Mac
2.940% due 03/01/2036	39	40

Total United States (Cost $7,747)		7,075

URUGUAY 1.2%

SOVEREIGN ISSUES 1.2%
Uruguay Government International Bond
4.375% due 10/27/2027	1,054	1,128
4.500% due 08/14/2024	257	280
5.100% due 06/18/2050	1,400	1,404
7.625% due 03/21/2036	700	953

Total Uruguay (Cost $3,444)		3,765

VENEZUELA 3.5%

CORPORATE BONDS & NOTES 1.7%
Petroleos de Venezuela S.A.
5.250% due 04/12/2017	2,610	1,644
5.375% due 04/12/2027	3,790	1,331
5.500% due 04/12/2037	3,050	1,052
8.500% due 11/02/2017	1,520	1,067

		5,094

SOVEREIGN ISSUES 1.8%
Venezuela Government International Bond
7.000% due 03/31/2038	300	121
7.650% due 04/21/2025	1,130	466
7.750% due 10/13/2019	5,890	2,665
8.250% due 10/13/2024	3,850	1,627
9.000% due 05/07/2023	800	345

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.250% due 05/07/2028	$750	$325
9.375% due 01/13/2034	40	18

		5,567

Total Venezuela (Cost $18,391)		10,661

VIRGIN ISLANDS (BRITISH) 1.7%

CORPORATE BONDS & NOTES 1.7%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	1,150	1,139
GTL Trade Finance, Inc.
5.893% due 04/29/2024	1,462	1,296
7.250% due 04/16/2044	200	169
QGOG Constellation S.A.
6.250% due 11/09/2019	200	101
Rosneft Finance S.A.
6.625% due 03/20/2017	1,700	1,751
7.875% due 03/13/2018	600	650

Total Virgin Islands (British) (Cost $5,118)		5,106

SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS (e) 0.4%
		1,052

U.S. TREASURY BILLS 1.4%
0.158% due 07/21/2016 (b)(c)(i)	4,210	4,210

Total Short-Term Instruments (Cost $5,262)		5,262

Total Investments in Securities (Cost $293,766)		287,666

	SHARES
INVESTMENTS IN AFFILIATES 4.7%

SHORT-TERM INSTRUMENTS 4.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.7%
PIMCO Short-Term Floating NAV Portfolio III	1,434,481	14,178

Total Short-Term Instruments (Cost $14,177)		14,178

Total Investments in Affiliates (Cost $14,177)		14,178

Total Investments 100.5% (Cost $307,943)		$301,844

Financial Derivative Instruments (g)(h) (1.4)% (Cost or Premiums, net $(1,622))		(4,250)

Other Assets and Liabilities, net 0.9%		2,699

Net Assets 100.0%		$300,293

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	06/30/2016	07/01/2016	$1,052	U.S. Treasury Notes 1.000% due 05/15/2018	$(1,074)	$1,052	$1,052

Total Repurchase Agreements						$(1,074)	$1,052	$1,052

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
CFR	(1.000)%	01/19/2016	TBD	(2)	$(1,239)	$(1,233)
	(0.750)	07/15/2015	TBD	(2)	(754)	(749)

Total Reverse Repurchase Agreements						$(1,982)

(2)	Open maturity reverse repurchase agreement.
(3)	The average amount of borrowings outstanding during the period ended June 30, 2016 was $(2,078) at a weighted average interest rate of (0.899)%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

(f)	Securities with an aggregate market value of $2,171 have been pledged as collateral under the terms of the following master agreements as of June 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
CFR	$0	$(1,982)	$0	$(1,982)	$2,171	$189
SSB	1,052	0	0	1,052	(1,074)	(22)

Total Borrowings and Other Financing Transactions	$1,052	$(1,982)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(1,233)	$(1,233)
Sovereign Issues	0	0	0	(749)	(749)

Total Borrowings	$0	$0	$0	$(1,982)	$(1,982)

Gross amount of recognized liabilities for reverse repurchase agreements					$(1,982)

(g) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note September Futures	Long	09/2016	98	$207	$8	$0
U.S. Treasury 10-Year Note September Futures	Long	09/2016	89	301	0	(7)

Total Futures Contracts				$508	$8	$(7)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.EM-25 5-Year Index	1.000%	06/20/2021	$9,200	$(693)	$117	$12	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	1-Year BRL-CDI	13.900%	01/02/2017	BRL	1,600	$1	$0	$0	$0
Receive	1-Year BRL-CDI	12.255	01/02/2017		10,800	32	4	1	0
Receive	1-Year BRL-CDI	10.910	01/02/2017		23,300	260	18	1	0
Pay	1-Year BRL-CDI	15.230	01/02/2017		14,300	56	(1)	0	(1)

						$349	$21	$2	$(1)

Total Swap Agreements						$(344)	$138	$14	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

Cash of $2,224 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$8	$14	$22	$0	$(7)	$(1)	$(8)

(h) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2016	EUR	2,891		$3,211	$5	$(7)
BPS	07/2016	BRL	24,399		6,306	1	(1,290)
	07/2016		$7,144	BRL	24,399	452	0
	08/2016	BRL	19,050		$5,546	0	(332)
	10/2016		$1,086	BRL	4,724	345	0
BRC	08/2016	ZAR	19,271		$1,213	0	(86)
CBK	08/2016	JPY	58,500		563	0	(5)
DUB	07/2016	BRL	4,000		933	0	(312)
	07/2016		$1,197	BRL	4,000	48	(1)
	08/2016	SGD	960		$703	0	(9)
	10/2016	BRL	6,298		1,733	0	(175)
GLM	07/2016		3,349		1,031	0	(11)
	07/2016		$1,043	BRL	3,349	0	(1)
	08/2016	EUR	5,625		$6,424	173	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2016	TWD	42,540		$1,310	$0	$(13)
	08/2016		$1,023	BRL	3,349	10	0
	08/2016		238	EUR	209	0	(6)
	10/2016	BRL	4,717		$1,086	0	(343)
HUS	07/2016		2,000		623	1	0
	07/2016		$556	BRL	2,000	66	0
	08/2016		2,827	JPY	305,200	132	0
JPM	07/2016	BRL	1,839		$573	1	0
	07/2016		$505	BRL	1,839	67	0
	08/2016	MXN	14,329		$791	11	0
SCX	08/2016	KRW	445,498		381	0	(5)
	08/2016	ZAR	5,878		370	0	(26)
SOG	08/2016		25,238		1,639	0	(63)
UAG	08/2016		$1,529	EUR	1,350	0	(29)

Total Forward Foreign Currency Contracts						$1,312	$(2,714)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
UAG	Call - OTC USD versus JPY	JPY	110.000	08/29/2016	$2,000	$35	$5

Total Purchased Options						$35	$5

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC USD versus ZAR	ZAR	16.120	07/14/2016	$	676	$(6)	$(1)

UAG	Put - OTC USD versus JPY	JPY	106.500	08/29/2016		2,000	(20)	(81)
	Call - OTC USD versus JPY		113.300	08/29/2016		2,000	(15)	(2)

							$(41)	$(84)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$800	$(10)	$0
DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	800	(8)	0

						$(18)	$0

Total Written Options						$(59)	$(84)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
Notional Amount in $	$	6,400		$4,676		$(4,800)	$	0	$	0	$	6,276
Notional Amount in EUR	EUR	2,500	EUR	0	EUR	0	EUR	(2,500)	EUR	0	EUR	0
Premiums	$	(136)		$(41)		$101	$	17	$	0	$	(59)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (3)	Notional Amount (4)		Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Turkey Government International Bond	(1.000)%	09/20/2020	2.111%	$	300	$26	$(13)	$13	$0
GST	Turkey Government International Bond	(1.000)	09/20/2020	2.111		100	9	(4)	5	0

							$35	$(17)	$18	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	06/20/2020	2.568%	$	300	$(18)	$0	$0	$(18)
	Colombia Government International Bond	1.000	12/20/2017	0.871		200	(1)	1	0	0
	Colombia Government International Bond	1.000	06/20/2019	1.323		500	(1)	(4)	0	(5)
	Colombia Government International Bond	1.000	09/20/2020	1.756		300	(16)	7	0	(9)
	Indonesia Government International Bond	1.000	09/20/2020	1.576		400	(25)	16	0	(9)
	Peru Government International Bond	1.000	09/20/2020	1.170		200	(8)	7	0	(1)
	Russia Government International Bond	1.000	09/20/2016	0.228		600	(8)	9	1	0
	South Africa Government International Bond	1.000	12/20/2017	1.123		2,200	(29)	26	0	(3)
	Volkswagen International Finance NV	1.000	12/20/2016	0.339	EUR	400	(3)	5	2	0

BRC	Argentine Republic Government International Bond	5.000	06/20/2021	4.219	$	400	7	8	15	0
	Brazil Government International Bond	1.000	12/20/2016	0.666		700	(5)	6	1	0
	Brazil Government International Bond	1.000	06/20/2019	1.944		200	(8)	3	0	(5)
	Colombia Government International Bond	1.000	06/20/2019	1.323		100	0	(1)	0	(1)
	Colombia Government International Bond	1.000	09/20/2020	1.756		400	(23)	11	0	(12)
	Export-Import Bank of China	1.000	09/20/2017	0.491		550	(19)	23	4	0
	Indonesia Government International Bond	1.000	03/20/2024	2.343		100	(14)	5	0	(9)
	Kazakhstan Government International Bond	1.000	09/20/2016	0.259		100	(1)	1	0	0
	Panama Government International Bond	1.000	06/20/2019	1.039		200	1	(1)	0	0
	Russia Government International Bond	1.000	09/20/2016	0.228		200	(4)	4	0	0
	Russia Government International Bond	1.000	12/20/2020	2.128		3,800	(418)	237	0	(181)

CBK	Brazil Government International Bond	1.000	12/20/2020	2.854		1,400	(191)	83	0	(108)
	Brazil Government International Bond	1.000	03/20/2021	2.971		1,300	(58)	(54)	0	(112)
	China Government International Bond	1.000	12/20/2016	0.262		100	(5)	5	0	0
	Colombia Government International Bond	1.000	06/20/2019	1.323		3,200	14	(43)	0	(29)
	Indonesia Government International Bond	1.000	03/20/2024	2.343		300	(41)	14	0	(27)
	Russia Government International Bond	1.000	03/20/2020	1.829		200	(32)	26	0	(6)
	Russia Government International Bond	1.000	12/20/2020	2.128		3,600	(307)	135	0	(172)

DUB	Brazil Government International Bond	1.000	12/20/2016	0.666		100	(1)	1	0	0
	China Government International Bond	1.000	12/20/2016	0.262		500	(23)	25	2	0
	Colombia Government International Bond	1.000	09/20/2020	1.756		200	(11)	5	0	(6)
	Panama Government International Bond	1.000	06/20/2019	1.039		500	3	(3)	0	0
	Penerbangan Malaysia Bhd.	1.000	03/20/2020	1.164		200	(2)	1	0	(1)

FBF	China Government International Bond	1.000	12/20/2016	0.262		300	(15)	16	1	0
	Colombia Government International Bond	1.000	09/20/2020	1.756		200	(11)	5	0	(6)
	Export-Import Bank of China	1.000	12/20/2016	0.421		200	(19)	20	1	0
	Indonesia Government International Bond	1.000	06/20/2021	1.826		2,900	(188)	77	0	(111)

GST	Argentine Republic Government International Bond	5.000	06/20/2021	4.219		400	4	11	15	0
	Brazil Government International Bond	1.000	12/20/2016	0.666		200	(3)	3	0	0
	Brazil Government International Bond	1.000	12/20/2018	1.682		600	(28)	18	0	(10)
	Brazil Government International Bond	1.000	06/20/2019	1.944		100	(4)	1	0	(3)
	Brazil Government International Bond	1.000	06/20/2020	2.568		200	(12)	0	0	(12)
	Brazil Government International Bond	1.000	12/20/2020	2.854		200	(27)	11	0	(16)
	Colombia Government International Bond	1.000	09/20/2016	0.397		900	0	2	2	0
	Colombia Government International Bond	1.000	12/20/2017	0.871		300	(1)	2	1	0
	Indonesia Government International Bond	1.000	03/20/2024	2.343		100	(14)	5	0	(9)
	Panama Government International Bond	1.000	06/20/2019	1.039		100	1	(1)	0	0
	Russia Government International Bond	1.000	09/20/2016	0.228		100	(2)	2	0	0
	Russia Government International Bond	1.000	06/20/2017	0.475		400	(15)	17	2	0

HUS	Brazil Government International Bond	1.000	09/20/2016	0.542		100	0	0	0	0
	Brazil Government International Bond	1.000	12/20/2020	2.854		100	(14)	6	0	(8)
	Colombia Government International Bond	1.000	12/20/2016	0.447		400	0	1	1	0
	Colombia Government International Bond	1.000	06/20/2019	1.323		2,600	(19)	(5)	0	(24)
	Kazakhstan Government International Bond	1.000	09/20/2016	0.259		200	(2)	2	0	0
	Mexico Government International Bond	1.000	03/20/2021	1.479		800	(37)	20	0	(17)
	Panama Government International Bond	1.000	06/20/2019	1.039		200	1	(1)	0	0
	South Africa Government International Bond	1.000	03/20/2023	3.130		1,700	(139)	(74)	0	(213)

JPM	Brazil Government International Bond	1.000	09/20/2016	0.542		100	0	0	0	0
	Brazil Government International Bond	1.000	12/20/2019	2.303		1,000	(37)	(6)	0	(43)
	China Government International Bond	1.000	12/20/2016	0.262		400	(20)	22	2	0
	Colombia Government International Bond	1.000	06/20/2019	1.323		500	3	(8)	0	(5)
	Indonesia Government International Bond	1.000	06/20/2019	1.105		1,000	(22)	19	0	(3)
	Indonesia Government International Bond	1.000	09/20/2020	1.576		300	(19)	12	0	(7)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Panama Government International Bond	1.000%	06/20/2019	1.039%	$	500	$2	$(2)	$0	$0
	Petroleos Mexicanos	1.000	12/20/2016	0.881		600	(5)	6	1	0
	Russia Government International Bond	1.000	06/20/2023	2.674		1,900	(146)	(51)	0	(197)

MYC	Brazil Government International Bond	2.100	08/20/2016	0.542		250	0	2	2	0
	China Government International Bond	1.000	12/20/2016	0.262		1,200	(56)	61	5	0

NGF	Rosneft Oil Co.	1.000	09/20/2016	1.469		400	(2)	2	0	0
	Vnesheconombank Co.	1.000	12/20/2016	2.657		300	(4)	2	0	(2)

UAG	Indonesia Government International Bond	1.000	06/20/2021	1.826		100	(7)	3	0	(4)

							$(2,104)	$758	$58	$(1,404)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	1-Year BRL-CDI	12.360%	01/02/2018	BRL	3,600	$22	$(2)	$20	$0
	Pay	1-Year BRL-CDI	12.860	01/02/2018		6,700	(78)	60	0	(18)
	Receive	1-Year BRL-CDI	11.680	01/04/2021		800	1	4	5	0
	Receive	1-Year BRL-CDI	12.850	01/04/2021		14,490	276	(421)	0	(145)
DUB	Receive	1-Year BRL-CDI	12.255	01/02/2017		10,100	(13)	43	30	0
	Pay	1-Year BRL-CDI	15.230	01/02/2017		5,900	0	23	23	0
	Pay	1-Year BRL-CDI	12.440	01/02/2019		8,900	0	6	6	0
	Pay	1-Year BRL-CDI	12.810	01/04/2021		12,700	36	34	70	0
	Receive	1-Year BRL-CDI	16.150	01/04/2021		6,900	4	(251)	0	(247)
FBF	Receive	1-Year BRL-CDI	13.375	01/02/2018		10,000	109	(113)	0	(4)
GLM	Pay	1-Year BRL-CDI	13.730	01/02/2018		8,800	(2)	23	21	0
HUS	Receive	1-Year BRL-CDI	15.510	07/01/2016		200	0	(1)	0	(1)
	Receive	1-Year BRL-CDI	13.820	01/02/2017		24,800	(1)	21	20	0
	Receive	1-Year BRL-CDI	12.360	01/02/2018		14,100	183	(103)	80	0
	Pay	1-Year BRL-CDI	15.500	01/02/2018		1,000	0	12	12	0
JPM	Pay	1-Year BRL-CDI	8.650	01/02/2017		3,400	6	(117)	0	(111)
MYC	Pay	1-Year BRL-CDI	12.230	01/04/2021		500	(1)	1	0	0
UAG	Pay	1-Year BRL-CDI	8.200	01/02/2017		31,000	(80)	(1,080)	0	(1,160)
	Pay	1-Year BRL-CDI	12.360	01/02/2018		9,880	9	(65)	0	(56)

							$471	$(1,926)	$287	$(1,742)

Total Swap Agreements							$(1,598)	$(1,185)	$363	$(3,146)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	21

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

(i)	Securities with an aggregate market value of $4,163 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$5	$0	$3	$8	$(7)	$0	$(45)	$(52)	$(44)	$262	$218
BPS	798	0	25	823	(1,622)	0	(163)	(1,785)	(962)	712	(250)
BRC	0	0	20	20	(86)	0	(208)	(294)	(274)	372	98
CBK	0	0	13	13	(5)	(1)	(454)	(460)	(447)	451	4
DUB	48	0	131	179	(497)	0	(254)	(751)	(572)	433	(139)
FBF	0	0	2	2	0	0	(121)	(121)	(119)	0	(119)
GLM	183	0	21	204	(374)	0	0	(374)	(170)	0	(170)
GST	0	0	25	25	0	0	(50)	(50)	(25)	38	13
HUS	199	0	113	312	0	0	(263)	(263)	49	0	49
JPM	79	0	3	82	0	0	(366)	(366)	(284)	478	194
MYC	0	0	7	7	0	0	0	0	7	(190)	(183)
NGF	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
SCX	0	0	0	0	(31)	0	0	(31)	(31)	0	(31)
SOG	0	0	0	0	(63)	0	0	(63)	(63)	0	(63)
UAG	0	5	0	5	(29)	(83)	(1,220)	(1,332)	(1,327)	1,297	(30)

Total Over the Counter	$1,312	$5	$363	$1,680	$(2,714)	$(84)	$(3,146)	$(5,944)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8	$8
Swap Agreements	0	12	0	0	2	14

	$0	$12	$0	$0	$10	$22

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,312	$0	$1,312
Purchased Options	0	0	0	5	0	5
Swap Agreements	0	76	0	0	287	363

	$0	$76	$0	$1,317	$287	$1,680

	$0	$88	$0	$1,317	$297	$1,702

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7	$7
Swap Agreements	0	0	0	0	1	1

	$0	$0	$0	$0	$8	$8

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,714	$0	$2,714
Written Options	0	0	0	84	0	84
Swap Agreements	0	1,404	0	0	1,742	3,146

	$0	$1,404	$0	$2,798	$1,742	$5,944

	$0	$1,404	$0	$2,798	$1,750	$5,952

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$159	$159
Swap Agreements	0	422	0	0	0	422

	$0	$422	$0	$0	$159	$581

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(661)	$0	$(661)
Purchased Options	0	0	0	(53)	(3)	(56)
Written Options	0	0	0	91	0	91
Swap Agreements	0	257	0	0	328	585

	$0	$257	$0	$(623)	$325	$(41)

	$0	$679	$0	$(623)	$484	$540

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$508	$508
Swap Agreements	0	49	0	0	21	70

	$0	$49	$0	$0	$529	$578

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,103)	$0	$(2,103)
Purchased Options	0	0	0	(10)	0	(10)
Written Options	0	0	0	(57)	1	(56)
Swap Agreements	0	1,557	0	0	(935)	622

	$0	$1,557	$0	$(2,170)	$(934)	$(1,547)

	$0	$1,606	$0	$(2,170)	$(405)	$(969)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$10,548	$0	$10,548
Azerbaijan
Corporate Bonds & Notes	0	649	0	649
Sovereign Issues	0	609	0	609
Bermuda
Corporate Bonds & Notes	0	515	0	515
Brazil
Corporate Bonds & Notes	0	23,326	0	23,326
Sovereign Issues	0	12,272	0	12,272
Cayman Islands
Corporate Bonds & Notes	0	2,084	514	2,598
Chile
Corporate Bonds & Notes	0	7,312	0	7,312
Sovereign Issues	0	153	0	153
China
Corporate Bonds & Notes	0	4,148	0	4,148
Colombia
Corporate Bonds & Notes	0	4,896	0	4,896
Sovereign Issues	0	7,667	0	7,667
Costa Rica
Sovereign Issues	0	917	0	917
Dominican Republic
Sovereign Issues	0	1,685	0	1,685
El Salvador
Sovereign Issues	0	5,485	0	5,485
Ethiopia
Sovereign Issues	0	188	0	188
Gabon
Sovereign Issues	0	867	0	867

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Guatemala
Sovereign Issues	$0	$2,039	$0	$2,039
Hong Kong
Corporate Bonds & Notes	0	3,478	0	3,478
Hungary
Corporate Bonds & Notes	0	553	0	553
Sovereign Issues	0	111	0	111
Indonesia
Corporate Bonds & Notes	0	13,770	0	13,770
Sovereign Issues	0	12,301	0	12,301
Ireland
Corporate Bonds & Notes	0	4,157	0	4,157
Israel
Corporate Bonds & Notes	0	335	0	335
Sovereign Issues	0	900	0	900
Ivory Coast
Sovereign Issues	0	565	0	565
Jamaica
Sovereign Issues	0	425	0	425
Kazakhstan
Corporate Bonds & Notes	0	9,674	0	9,674
Sovereign Issues	0	4,068	0	4,068
Luxembourg
Corporate Bonds & Notes	0	17,371	0	17,371
Malaysia
Corporate Bonds & Notes	0	222	0	222
Mexico
Common Stocks	2	0	0	2
Corporate Bonds & Notes	0	29,352	0	29,352
Sovereign Issues	0	14,999	0	14,999

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	23

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

June 30, 2016 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Mongolia
Sovereign Issues	$0	$924	$0	$924
Namibia
Sovereign Issues	0	307	0	307
Netherlands
Corporate Bonds & Notes	0	3,969	0	3,969
Oman
Sovereign Issues	0	497	0	497
Panama
Sovereign Issues	0	5,536	0	5,536
Paraguay
Sovereign Issues	0	645	0	645
Peru
Corporate Bonds & Notes	0	510	0	510
Sovereign Issues	0	3,405	0	3,405
Philippines
Corporate Bonds & Notes	0	1,765	0	1,765
Poland
Sovereign Issues	0	4,391	0	4,391
Qatar
Corporate Bonds & Notes	0	495	0	495
Sovereign Issues	0	218	0	218
Romania
Sovereign Issues	0	354	0	354
Russia
Corporate Bonds & Notes	0	1,521	0	1,521
Sovereign Issues	0	1,937	0	1,937
Senegal
Sovereign Issues	0	220	0	220
Slovenia
Sovereign Issues	0	3,212	0	3,212
South Africa
Corporate Bonds & Notes	0	4,919	0	4,919
Sovereign Issues	0	966	0	966
Spain
Sovereign Issues	0	114	0	114
Sri Lanka
Corporate Bonds & Notes	0	488	0	488
Sovereign Issues	0	2,499	0	2,499
Supranational
Corporate Bonds & Notes	0	204	0	204
Trinidad and Tobago
Corporate Bonds & Notes	0	1,048	0	1,048
Turkey
Corporate Bonds & Notes	0	792	0	792
Sovereign Issues	0	11,426	0	11,426

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Ukraine
Sovereign Issues	$0	$3,882	$0	$3,882
United Arab Emirates
Corporate Bonds & Notes	0	966	0	966
United Kingdom
Corporate Bonds & Notes	0	430	0	430
United States
Asset-Backed Securities	0	1,085	0	1,085
Corporate Bonds & Notes	0	5,075	0	5,075
Non-Agency Mortgage-Backed Securities	0	875	0	875
U.S. Government Agencies	0	40	0	40
Uruguay
Sovereign Issues	0	3,765	0	3,765
Venezuela
Corporate Bonds & Notes	0	5,094	0	5,094
Sovereign Issues	0	5,567	0	5,567
Virgin Islands (British)
Corporate Bonds & Notes	0	5,106	0	5,106
Short-Term Instruments
Repurchase Agreements	0	1,052	0	1,052
U.S. Treasury Bills	0	4,210	0	4,210

	$2	$287,150	$514	$287,666

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$14,178	$0	$0	$14,178

Total Investments	$14,180	$287,150	$514	$301,844

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	8	14	0	22
Over the counter	0	1,680	0	1,680

	$8	$1,694	$0	$1,702

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(7)	(1)	0	(8)
Over the counter	0	(5,944)	0	(5,944)

	$(7)	$(5,945)	$0	$(5,952)

Totals	$14,181	$282,899	$514	$297,594

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2016 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based

SEMIANNUAL REPORT	JUNE 30, 2016	25

Notes to Financial Statements (Cont.)

on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or

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estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly

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Notes to Financial Statements (Cont.)

reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of
Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the
Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To

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the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term debt investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts,

options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not

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Notes to Financial Statements (Cont.)

pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$22,980	$54,175	$(63,000)	$(73)	$96	$14,178	$75	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(b) Investments in Securities

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations,

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Notes to Financial Statements (Cont.)

or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of

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Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements   A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities

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Notes to Financial Statements (Cont.)

in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk

SEMIANNUAL REPORT	JUNE 30, 2016	35

Notes to Financial Statements (Cont.)

by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee   PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee   PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	0.40%
Class M	0.40%
Administrative Class	0.40%
Advisor Class	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

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Notes to Financial Statements (Cont.)

	Distribution Fee	Servicing Fee
Class M	0.25%	0.20%
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets except PIMCO All Asset Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2016, were as follows (amounts in thousands†):

U S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$74,357	$53,304

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	232	$2,784	697	$8,718
Class M	14	172	41	498
Administrative Class	2,209	27,005	3,427	43,420
Advisor Class	839	10,144	648	8,175
Issued as reinvestment of distributions
Institutional Class	34	416	52	640
Class M	1	13	1	16
Administrative Class	478	5,801	1,104	13,655
Advisor Class	76	924	166	2,049
Cost of shares redeemed
Institutional Class	(59)	(713)	(58)	(731)
Class M	(5)	(61)	(3)	(32)
Administrative Class	(2,229)	(26,810)	(4,865)	(60,847)
Advisor Class	(508)	(6,124)	(1,093)	(13,693)
Net increase resulting from Portfolio share transactions	1,082	$13,551	117	$1,868

As of June 30, 2016, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 54% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

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Notes to Financial Statements (Cont.)

June 30, 2016 (Unaudited)

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2015, the Portfolio had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Emerging Markets Bond Portfolio	$—	$4,069

As of June 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$308,355	$12,564	$(19,075)	$(6,511)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

40	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SOG	Societe Generale
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
CFR	Credit Suisse Securities (Europe) Ltd.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
BRL	Brazilian Real	KRW	South Korean Won	TWD	Taiwanese Dollar
EUR	Euro	MXN	Mexican Peso	USD (or $)	United States Dollar
JPY	Japanese Yen	SGD	Singapore Dollar	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	JSC	Joint Stock Company

SEMIANNUAL REPORT	JUNE 30, 2016	41

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT04SAR_063016

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2016

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Share Classes

■	Institutional
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Outside of the reporting period, PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st.

The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the six-month fiscal reporting period include:

■

The first segment of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit, pushing government sovereign yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve (“Fed”) on hold at their June 2016 meeting, after having slightly raised interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term interest rates rose with the initial Fed rate hike in December 2015. Revised first quarter 2016 U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23, 2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the Pound Sterling and European and Japanese equities, most asset classes generally recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.37% for the reporting period. Yields declined across the majority of the U.S. Treasury yield curve as a more dovish tone from the Fed coupled with the surprise result of the U.K. referendum pushed expectations for policy normalization further into the future. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.27% on December 31, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.31% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 6.24% over the reporting period. U.S. real interest rates followed nominal yields sharply lower as concerns surrounding China’s growth prospects early in the reporting period coupled with uncertainty over the U.K.

2	PIMCO VARIABLE INSURANCE TRUST

referendum created a strong flight-to-quality bid and more tempered expectations for near-term Fed rate hikes. Despite posting positive absolute returns, U.S. TIPS were outpaced by comparable nominal U.S. Treasuries as market-based inflation expectations ended the period lower. U.S. breakeven inflation rates were pressured lower by low headline inflation data and outsized demand for safe-haven nominal U.S. Treasuries.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 13.25% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and precious metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by strong demand and production outages. Within precious metals, gold prices were the beneficiary of strong safe-haven demand around risk-off events, particularly in June 2016 following the U.K.’s historic vote to leave the European Union. Agriculture commodity prices also advanced over the period, led by sugar prices which rallied on Brazilian rainfall, Indian import demand as well as strength in the Brazilian real.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 3.11% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and refinancing concerns. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals. Positive representation and warranty settlement developments also benefited the sector.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.54% over the reporting period, as falling credit yields and a commodity-fueled rally drove returns over the reporting period. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 8.02% over the reporting period. Strong performance from commodity sectors and risk-on sentiment drove returns, as asset sales and equity issuance strengthened balance sheets. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher-yielding instruments.

■

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.90% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 14.02% over the reporting period. The slowdown in China continued apace, though policymakers have used expanded credit availability and a gradual depreciation of the Chinese currency to soften the landing. Higher commodity prices and improving terms of trade helped EM currencies broadly gain during the reporting period.

■

Global equity markets showed mixed performance amid a period marked by economic uncertainty, increased volatility and concerns around the U.K. referendum. U.S. equities, as represented by the S&P 500 Index, returned 3.84% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 6.41% over the same period. In contrast, developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 4.42% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust August 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2016	3

Important Information About the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign

(non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument, or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class,

Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	02/16/99	04/10/00	—	02/16/99	04/30/14	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2016	5

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

United States	26.5%
Short-Term Instruments‡	21.0%
Denmark	11.1%
United Kingdom	7.7%
Italy	4.6%
Other	29.1%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Inception**
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class	5.70%	7.91%	6.88%	6.37%	6.07%
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class	5.62%	7.75%	6.72%	6.22%	5.60%
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Advisor Class	5.57%	7.65%	—	—	6.02%
Barclays Global Aggregate ex-USD (USD Hedged) Index****±	6.33%	8.54%	5.46%	4.96%	4.92%***
JPMorgan GBI Global ex-US Index Hedged in USD	7.72%	10.66%	5.92%	5.29%	5.14%***

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** For class inception dates please refer to the Important Information.

*** Average annual total return since 02/28/1999.

**** Prior to December 1, 2015, the Portfolio’s broad-based securities market index was JPMorgan GBI FX NY Index Unhedged in USD.

± Barclays Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the US Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Institutional Class shares, 0.90% for Administrative Class shares, and 1.00% for Advisor Class shares.

Investment Objective and Strategy Overview

»

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its assets.

Portfolio Insights

Following are key factors impacting the Portfolio’s performance during the reporting period:

»	Exposure to the Russian ruble added to relative performance, as the currency appreciated against the U.S. dollar.

»	Investment grade corporate exposure added to relative performance, as total returns were positive.

»	An overweight to duration in France added to relative performance, as French yields decreased.

»	An underweight to Belgium rates detracted from relative performance, as Belgian yields declined.

»	An underweight to duration in Japan detracted from relative performance, as Japanese yields declined.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional	$1,000.00	$1,057.00	$3.77	$1,000.00	$1,020.79	$3.71	0.75%
Administrative Class	1,000.00	1,056.20	4.53	1,000.00	1,020.05	4.45	0.90
Advisor Class	1,000.00	1,055.70	5.03	1,000.00	1,019.56	4.94	1.00

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2016	7

Financial Highlights PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions(b)
Institutional Class
01/01/2016 - 06/30/2016+	$10.54	$0.11	$0.49	$0.60	$(0.06)	$0.00	$0.00	$(0.06)
12/31/2015	10.90	0.13	(0.09)	0.04	(0.35)	(0.05)	0.00	(0.40)
12/31/2014	10.05	0.21	0.92	1.13	(0.21)	(0.07)	0.00	(0.28)
12/31/2013	10.80	0.23	(0.16)	0.07	(0.22)	(0.60)	0.00	(0.82)
12/31/2012	10.33	0.27	0.85	1.12	(0.26)	(0.39)	0.00	(0.65)
12/31/2011	9.98	0.25	0.43	0.68	(0.23)	(0.10)	0.00	(0.33)
Administrative Class
01/01/2016 - 06/30/2016+	10.54	0.10	0.49	0.59	(0.05)	0.00	0.00	(0.05)
12/31/2015	10.90	0.10	(0.07)	0.03	(0.34)	(0.05)	0.00	(0.39)
12/31/2014	10.05	0.18	0.93	1.11	(0.19)	(0.07)	0.00	(0.26)
12/31/2013	10.80	0.22	(0.17)	0.05	(0.20)	(0.60)	0.00	(0.80)
12/31/2012	10.33	0.26	0.84	1.10	(0.24)	(0.39)	0.00	(0.63)
12/31/2011	9.98	0.23	0.43	0.66	(0.21)	(0.10)	0.00	(0.31)
Advisor Class
01/01/2016 - 06/30/2016+	10.54	0.10	0.49	0.59	(0.05)	0.00	0.00	(0.05)
12/31/2015	10.90	0.10	(0.08)	0.02	(0.33)	(0.05)	0.00	(0.38)
4/30//2014 - 12/31/2014	10.34	0.13	0.62	0.75	(0.12)	(0.07)	0.00	(0.19)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$11.08	5.70%	$3,912	0.75	%*	0.75	%*	2.16	%*	136%
10.54	0.44	3,001	0.75		0.75		1.15		302
10.90	11.32	879	0.76		0.75		1.99		176
10.05	0.65	22	0.77		0.75		2.18		127
10.80	11.00	21	0.79		0.75		2.54		356
10.33	6.91	19	0.76		0.75		2.45		218

11.08	5.62	66,476	0.90	*	0.90	*	1.86	*	136
10.54	0.29	73,278	0.90		0.90		0.90		302
10.90	11.16	89,343	0.91		0.90		1.73		176
10.05	0.50	66,176	0.92		0.90		2.03		127
10.80	10.85	78,497	0.94		0.90		2.40		356
10.33	6.76	78,493	0.91		0.90		2.30		218

11.08	5.57	293,208	1.00	*	1.00	*	1.91	*	136
10.54	0.19	221,379	1.00		1.00		0.90		302
10.90	7.31	69,716	1.01	*	1.00	*	1.79	*	176

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	9

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2016

Assets:
Investments, at value
Investments in securities*	$360,516
Investments in Affiliates	23,167
Financial Derivative Instruments
Exchange-traded or centrally cleared	747
Over the counter	7,996
Cash	4
Deposits with counterparty	3,379
Foreign currency, at value	2,480
Receivable for investments sold	62,889
Receivable for TBA investments sold	27,680
Receivable for Portfolio shares sold	646
Interest and/or dividends receivable	2,007
Dividends receivable from Affiliates	19
Total Assets	491,530

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$2,479
Financial Derivative Instruments
Exchange-traded or centrally cleared	485
Over the counter	7,668
Payable for investments purchased	65,932
Payable for investments in Affiliates purchased	19
Payable for TBA investments purchased	46,581
Deposits from counterparty	4,471
Payable for Portfolio shares redeemed	14
Accrued investment advisory fees	73
Accrued supervisory and administrative fees	145
Accrued distribution fees	59
Accrued servicing fees	8
Total Liabilities	127,934

Net Assets	$363,596

Net Assets Consist of:
Paid in capital	$349,596
Undistributed net investment income	5,596
Accumulated undistributed net realized (loss)	(7,100)
Net unrealized appreciation	15,504
Net Assets	$363,596

Net Assets:
Institutional Class	$3,912
Administrative Class	66,476
Advisor Class	293,208

Shares Issued and Outstanding:
Institutional Class	353
Administrative Class	5,998
Advisor Class	26,456

Net Asset Value Per Share Outstanding:
Institutional Class	$11.08
Administrative Class	11.08
Advisor Class	11.08

Cost of investments in securities	$355,399
Cost of investments in Affiliates	$23,165
Cost of foreign currency held	$2,482
Proceeds received on short sales	$2,449
Cost or premiums of financial derivative instruments, net	$(158)

* Includes repurchase agreements of:	$3,318

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2016

Investment Income:
Interest	$4,407
Dividends from Investments in Affiliates	156
Total Income	4,563

Expenses:
Investment advisory fees	396
Supervisory and administrative fees	792
Servicing fees - Administrative Class	49
Distribution and/or servicing fees - Advisor Class	309
Trustee fees	1
Interest expense	7
Total Expenses	1,554

Net Investment Income	3,009

Net Realized (Loss):
Investments in securities	(254)
Investments in Affiliates	(199)
Exchange-traded or centrally cleared financial derivative instruments	(2,262)
Over the counter financial derivative instruments	(3,204)
Foreign currency	(2,030)

Net Realized (Loss)	(7,949)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	13,044
Investments in Affiliates	237
Exchange-traded or centrally cleared financial derivative instruments	8,156
Over the counter financial derivative instruments	(127)
Foreign currency assets and liabilities	1,760

Net Change in Unrealized Appreciation	23,070

Net Increase in Net Assets Resulting from Operations	$18,130

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	11

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands†)	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Increase in Net Assets from:

Operations:
Net investment income	$3,009	$2,103
Net realized gain (loss)	(7,949)	7,926
Net change in unrealized appreciation (depreciation)	23,070	(10,314)

Net Increase (Decrease) in Net Assets Resulting from Operations	18,130	(285)

Distributions to Shareholders:
From net investment income
Institutional Class	(19)	(87)
Administrative Class	(318)	(2,313)
Advisor Class	(1,103)	(6,116)
From net realized capital gains
Institutional Class	0	(15)
Administrative Class	0	(367)
Advisor Class	0	(1,083)

Total Distributions(a)	(1,440)	(9,981)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	49,248	147,986

Total Increase in Net Assets	65,938	137,720

Net Assets:
Beginning of period	297,658	159,938
End of period*	$363,596	$297,658

* Including undistributed net investment income of:	$5,596	$4,027

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

June 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.1%

AUSTRALIA 0.2%

SOVEREIGN ISSUES 0.2%
New South Wales Treasury Corp.
2.750% due 11/20/2025 (e)	AUD	124	$111
Queensland Treasury Corp.
4.250% due 07/21/2023		600	506

Total Australia (Cost $701)			617

BRAZIL 0.7%

CORPORATE BONDS & NOTES 0.7%
Banco Santander Brasil S.A.
4.625% due 02/13/2017		$400	406
Petrobras Global Finance BV
3.536% due 03/17/2020		500	443
8.375% due 12/10/2018		300	333
8.375% due 05/23/2021		1,300	1,345

Total Brazil (Cost $2,424)			2,527

CANADA 4.6%

CORPORATE BONDS & NOTES 1.0%
Bank of Nova Scotia
1.875% due 04/26/2021		$1,200	1,210
Royal Bank of Canada
2.200% due 09/23/2019		400	411
2.300% due 03/22/2021		800	823
Toronto-Dominion Bank
1.094% due 07/02/2019		500	498
2.250% due 03/15/2021		800	822

			3,764

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%
Canadian Mortgage Pools
1.041% due 06/01/2020	CAD	266	204
1.241% due 07/01/2020		732	564
1.241% due 08/01/2020		284	219

			987

SOVEREIGN ISSUES 3.3%
Canada Government International Bond
1.500% due 12/01/2044 (e)		444	455
Province of Alberta
1.250% due 06/01/2020		1,100	855
2.350% due 06/01/2025		1,100	879
Province of British Columbia
4.300% due 06/18/2042		100	101
Province of Ontario
2.600% due 06/02/2025		9,700	7,983
3.450% due 06/02/2045		100	88
3.500% due 06/02/2024		600	527
6.200% due 06/02/2031		100	113
Province of Quebec
3.000% due 09/01/2023		1,100	933

			11,934

Total Canada (Cost $15,879)			16,685

CAYMAN ISLANDS 0.4%

ASSET-BACKED SECURITIES 0.4%
Atrium CDO Corp.
1.421% due 11/16/2022		$189	189
Gallatin CLO Ltd.
1.898% due 07/15/2023		166	165
OHA Credit Partners Ltd.
1.846% due 05/15/2023		576	575

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Symphony CLO LP
1.729% due 01/09/2023		$478	$476

Total Cayman Islands (Cost $1,409)			1,405

DENMARK 11.7%

CORPORATE BONDS & NOTES 11.7%
Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2037	DKK	1,800	277
3.000% due 10/01/2047		2,400	368
Nykredit Realkredit A/S
1.000% due 07/01/2016		21,900	3,266
1.000% due 10/01/2016		43,900	6,579
2.000% due 04/01/2017		54,200	8,225
2.000% due 10/01/2037		2,200	330
2.500% due 10/01/2037		8,200	1,261
2.500% due 10/01/2047		24,539	3,694
3.000% due 10/01/2047		19,113	2,936
Realkredit Danmark A/S
1.000% due 01/01/2017		5,900	887
1.000% due 04/01/2017		5,700	859
2.000% due 01/01/2017		22,200	3,351
2.000% due 04/01/2017		40,000	6,073
2.000% due 10/01/2037		4,380	657
2.500% due 10/01/2037		12,582	1,938
2.500% due 10/01/2047		4,773	718
3.000% due 10/01/2047		8,142	1,247

Total Denmark (Cost $42,724)			42,666

FRANCE 3.1%

CORPORATE BONDS & NOTES 0.5%
Credit Agricole S.A.
1.201% due 06/12/2017		$400	400
8.125% due 09/19/2033		200	215
Dexia Credit Local S.A.
1.242% due 03/23/2018		600	601
1.875% due 03/28/2019		400	405
1.875% due 01/29/2020		250	252

			1,873

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
Infinity SoPRANo
0.018% due 11/05/2019	EUR	462	495

SOVEREIGN ISSUES 2.5%
France Government International Bond
0.250% due 11/25/2020		250	285
1.000% due 11/25/2018		450	518
1.000% due 11/25/2025		1,100	1,319
1.750% due 11/25/2024		900	1,145
2.500% due 05/25/2030		600	853
3.250% due 05/25/2045		2,000	3,524
4.000% due 10/25/2038		200	370
4.500% due 04/25/2041		600	1,218

			9,232

Total France (Cost $10,844)			11,600

GERMANY 1.2%

CORPORATE BONDS & NOTES 0.9%
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	500	412
4.750% due 03/12/2019	NZD	1,200	904
5.500% due 03/29/2022	AUD	1,600	1,390
Symrise AG
4.125% due 10/25/2017	EUR	500	582

			3,288

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.3%
Republic of Germany
4.000% due 01/04/2037	EUR	100	$196
4.250% due 07/04/2039		500	1,051

			1,247

Total Germany (Cost $4,545)			4,535

GREECE 0.5%

CORPORATE BONDS & NOTES 0.2%
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	200	213
5.014% due 12/27/2017		300	315

			528

SOVEREIGN ISSUES 0.3%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	80,000	733
4.500% due 07/03/2017		30,000	275
5.000% due 08/22/2016		25,000	241

			1,249

Total Greece (Cost $1,533)			1,777

GUERNSEY, CHANNEL ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$800	800

Total Guernsey, Channel Islands (Cost $798)			800

IRELAND 1.8%

ASSET-BACKED SECURITIES 0.2%
CELF Loan Partners PLC
0.119% due 05/03/2023	GBP	628	817

CORPORATE BONDS & NOTES 1.1%
Depfa ACS Bank
3.875% due 11/14/2016	EUR	3,500	3,940

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
Deco Series
1.200% due 04/27/2027		491	539
German Residential Funding Ltd.
0.892% due 08/27/2024		180	202

			741

SOVEREIGN ISSUES 0.3%
Ireland Government International Bond
5.400% due 03/13/2025		700	1,102

Total Ireland (Cost $6,866)			6,600

ITALY 4.9%

CORPORATE BONDS & NOTES 0.7%
Banca Carige SpA
3.875% due 10/24/2018	EUR	600	713
Banca Monte dei Paschi di Siena SpA
5.000% due 02/09/2056		100	119
Intesa Sanpaolo SpA
5.710% due 01/15/2026		$900	855
Telecom Italia SpA
6.375% due 06/24/2019	GBP	600	881

			2,568

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	13

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%
Casa D’este Finance SRL
0.087% due 09/15/2040	EUR	123	$135
Claris Finance SRL
0.208% due 10/31/2060		322	356
Creso SRL
0.419% due 12/30/2060		521	573
Giovecca Mortgages SRL
0.351% due 04/23/2048		69	76

			1,140

SOVEREIGN ISSUES 3.9%
Italy Buoni Poliennali Del Tesoro
0.450% due 06/01/2021		2,800	3,122
1.600% due 06/01/2026		1,500	1,706
2.700% due 03/01/2047		1,300	1,553
3.250% due 09/01/2046		1,200	1,602
4.000% due 02/01/2037		2,700	3,978
4.500% due 03/01/2024		500	699
5.000% due 03/01/2025		300	439
Italy Government International Bond
6.000% due 08/04/2028	GBP	600	1,014

			14,113

Total Italy (Cost $18,029)			17,821

JAPAN 4.8%

CORPORATE BONDS & NOTES 0.5%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.700% due 03/05/2018		$200	201
Sumitomo Mitsui Financial Group, Inc.
2.337% due 03/09/2021		1,500	1,532

			1,733

SOVEREIGN ISSUES 4.3%
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		1,300	1,322
Japan Government International Bond
0.800% due 03/20/2046	JPY	1,180,000	13,656
Tokyo Metropolitan Government
2.000% due 05/17/2021		$700	710

			15,688

Total Japan (Cost $16,684)			17,421

JERSEY, CHANNEL ISLANDS 0.6%

CORPORATE BONDS & NOTES 0.6%
AA Bond Co. Ltd.
4.249% due 07/31/2043	GBP	700	966
UBS Group Funding Jersey Ltd.
3.000% due 04/15/2021		$1,000	1,021

Total Jersey, Channel Islands (Cost $2,057)			1,987

LUXEMBOURG 0.7%

CORPORATE BONDS & NOTES 0.7%
Commerzbank Finance & Covered Bond S.A.
4.250% due 06/04/2018	EUR	1,650	1,970
Wind Acquisition Finance S.A.
7.000% due 04/23/2021		600	652

Total Luxembourg (Cost $2,556)			2,622

MEXICO 0.5%

SOVEREIGN ISSUES 0.5%
Mexico Government International Bond
6.500% due 06/09/2022	MXN	30,000	1,718

Total Mexico (Cost $1,876)			1,718

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NETHERLANDS 2.0%

ASSET-BACKED SECURITIES 0.4%
Cadogan Square CLO BV
0.177% due 01/17/2023	EUR	72	$79
Chapel BV
0.109% due 07/17/2066		191	196
Highlander Euro CDO BV
0.069% due 05/01/2023		190	207
0.315% due 09/06/2022		346	383
Jubilee CDO BV
0.169% due 09/20/2022		161	178
Panther CDO BV
0.148% due 10/15/2084		115	126
Wood Street CLO BV
0.072% due 08/27/2022		189	208

			1,377

CORPORATE BONDS & NOTES 1.6%
Bank Nederlandse Gemeenten NV
4.550% due 02/15/2019	CAD	1,800	1,511
Cooperatieve Rabobank UA
8.375% due 07/26/2016 (f)		$2,000	2,011
8.400% due 06/29/2017 (f)		300	315
Fiat Chrysler Automobiles NV
4.500% due 04/15/2020		400	405
ING Bank NV
2.625% due 12/05/2022		1,500	1,572
Vonovia Finance BV
5.000% due 10/02/2023		100	110

			5,924

Total Netherlands (Cost $7,306)			7,301

NORWAY 0.3%

CORPORATE BONDS & NOTES 0.1%
DNB Bank ASA
2.375% due 06/02/2021		$400	406

SOVEREIGN ISSUES 0.2%
Kommunalbanken A/S
1.020% due 03/27/2017		400	400
Norway Government International Bond
3.750% due 05/25/2021	NOK	1,800	248

			648

Total Norway (Cost $1,067)			1,054

PORTUGAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	300	91
4.750% due 01/15/2018 ^		200	61
Novo Banco S.A.
5.000% due 05/14/2019		100	81
5.000% due 05/21/2019		200	164

Total Portugal (Cost $931)			397

QATAR 0.1%

SOVEREIGN ISSUES 0.1%
Qatar Government International Bond
4.625% due 06/02/2046		$300	328

Total Qatar (Cost $293)			328

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLOVENIA 3.4%

SOVEREIGN ISSUES 3.4%
Slovenia Government International Bond
4.125% due 02/18/2019		$3,200	$3,372
4.700% due 11/01/2016	EUR	3,000	3,381
4.750% due 05/10/2018		$400	421
5.250% due 02/18/2024		2,600	2,936
5.500% due 10/26/2022		800	910
5.850% due 05/10/2023		1,000	1,163

Total Slovenia (Cost $12,086)			12,183

SOUTH KOREA 0.2%

CORPORATE BONDS & NOTES 0.2%
Korea Hydro & Nuclear Power Co. Ltd.
1.434% due 05/22/2017		$700	700

Total South Korea (Cost $700)			700

SPAIN 2.4%

CORPORATE BONDS & NOTES 0.1%
Banco Santander S.A.
6.250% due 09/11/2021 (f)	EUR	500	471

SOVEREIGN ISSUES 2.3%
Autonomous Community of Catalonia
4.300% due 11/15/2016		1,200	1,342
4.750% due 06/04/2018		300	340
4.950% due 02/11/2020		670	779
Autonomous Community of Madrid
4.125% due 05/21/2024		600	811
4.300% due 09/15/2026		400	558
Autonomous Community of Valencia
4.900% due 03/17/2020		600	764
Spain Government International Bond
2.150% due 10/31/2025		400	482
2.900% due 10/31/2046		1,580	1,975
3.300% due 07/30/2016		900	1,001
5.150% due 10/31/2028		200	313

			8,365

Total Spain (Cost $8,666)			8,836

SUPRANATIONAL 0.5%

CORPORATE BONDS & NOTES 0.5%
European Investment Bank
0.500% due 06/21/2023	AUD	500	317
0.500% due 08/10/2023		400	250
6.500% due 08/07/2019		800	670
Inter-American Development Bank
1.875% due 03/15/2021		$700	720

Total Supranational (Cost $1,964)			1,957

SWEDEN 1.6%

CORPORATE BONDS & NOTES 1.6%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	1,500	189
Stadshypotek AB
1.875% due 10/02/2019		$2,700	2,741
2.500% due 09/18/2019	SEK	1,000	128
Svenska Handelsbanken AB
2.450% due 03/30/2021		$2,100	2,159
Swedbank AB
2.200% due 03/04/2020		300	305
Swedbank Hypotek AB
3.750% due 12/20/2017	SEK	1,100	138

Total Sweden (Cost $5,672)			5,660

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWITZERLAND 0.6%

CORPORATE BONDS & NOTES 0.5%
Credit Suisse AG
6.500% due 08/08/2023		$200	$210
UBS AG
7.250% due 02/22/2022		1,100	1,130
7.625% due 08/17/2022		500	568

			1,908

SOVEREIGN ISSUES 0.1%
Switzerland Government Bond
3.500% due 04/08/2033	CHF	300	508

Total Switzerland (Cost $2,385)			2,416

UNITED KINGDOM 8.2%

ASSET-BACKED SECURITIES 0.0%
Motor PLC
0.933% due 08/25/2021		$26	27

CORPORATE BONDS & NOTES 3.5%
Barclays Bank PLC
7.625% due 11/21/2022		2,100	2,264
7.750% due 04/10/2023		500	517
Barclays PLC
3.650% due 03/16/2025		600	579
8.000% due 12/15/2020 (f)	EUR	700	728
HBOS PLC
1.331% due 09/30/2016		$1,200	1,200
6.750% due 05/21/2018		1,100	1,183
HSBC Holdings PLC
6.000% due 09/29/2023 (f)	EUR	1,500	1,605
Lloyds Bank PLC
2.050% due 01/22/2019		$400	399
5.125% due 03/07/2025	GBP	700	1,185
Lloyds Banking Group PLC
7.875% due 06/27/2029 (f)		300	379
Royal Bank of Scotland PLC
9.500% due 03/16/2022		$400	417
Santander UK Group Holdings PLC
2.875% due 10/16/2020		1,700	1,690
Tesco PLC
6.125% due 02/24/2022	GBP	300	438

			12,584

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.2%
Business Mortgage Finance PLC
0.971% due 02/15/2039		679	876
2.591% due 02/15/2041		400	514
Eurohome UK Mortgages PLC
0.722% due 06/15/2044		131	158
Eurosail PLC
0.735% due 06/10/2044		37	47
0.874% due 06/13/2045		143	189
1.524% due 06/13/2045		744	842
Mansard Mortgages PLC
1.222% due 12/15/2049		233	290
Money Partners Securities PLC
0.952% due 03/15/2040		26	32
Newgate Funding PLC
0.748% due 12/01/2050		300	338
1.572% due 12/15/2050		338	399
RMAC Securities PLC
0.724% due 06/12/2044		581	680

			4,365

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.5%
United Kingdom Gilt
2.250% due 09/07/2023	GBP	500	$738
3.250% due 01/22/2044		3,800	6,726
3.500% due 01/22/2045		1,500	2,788
4.250% due 12/07/2040		1,200	2,410

			12,662

Total United Kingdom (Cost $30,620)			29,638

UNITED STATES 28.0%

ASSET-BACKED SECURITIES 6.2%
ACE Securities Corp. Home Equity Loan Trust
0.593% due 07/25/2036		$1,731	1,174
Amortizing Residential Collateral Trust
1.033% due 07/25/2032		1	1
1.153% due 10/25/2031		1	1
Amresco Residential Securities Corp. Mortgage Loan Trust
0.923% due 06/25/2029		1	1
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.833% due 02/25/2036		755	521
Citigroup Mortgage Loan Trust, Inc.
0.613% due 12/25/2036		791	509
0.713% due 03/25/2036		800	636
Countrywide Asset-Backed Certificates
0.583% due 12/25/2036 ^		599	542
0.593% due 06/25/2035		523	379
0.593% due 01/25/2037		2,662	1,800
0.593% due 06/25/2037		671	481
0.593% due 06/25/2047 ^		543	391
0.593% due 06/25/2047		1,674	1,283
0.603% due 04/25/2047		652	534
0.743% due 07/25/2036		700	632
5.329% due 08/25/2035 ^		1,034	836
Countrywide Asset-Backed Certificates Trust
1.796% due 04/25/2035		1,000	866
Credit Suisse First Boston Mortgage Securities Corp.
1.073% due 01/25/2032		1	1
First Alliance Mortgage Loan Trust
0.438% due 12/20/2027		1	1
GSAMP Trust
0.883% due 11/25/2035 ^		1,392	819
HSI Asset Securitization Corp. Trust
0.713% due 04/25/2037		998	582
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.693% due 04/25/2037		743	475
0.903% due 08/25/2035		39	39
Long Beach Mortgage Loan Trust
1.013% due 10/25/2034		12	12
Morgan Stanley ABS Capital, Inc. Trust
0.583% due 10/25/2036		207	161
Morgan Stanley Home Equity Loan Trust
0.553% due 12/25/2036		1,221	682
0.683% due 04/25/2037		1,023	623
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^		197	98
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.743% due 03/25/2036		700	527
NovaStar Mortgage Funding Trust
0.583% due 03/25/2037		951	613
Renaissance Home Equity Loan Trust
3.003% due 12/25/2032		507	478
5.294% due 01/25/2037		664	350
5.675% due 06/25/2037 ^		1,072	500
5.731% due 11/25/2036		1,073	605
Residential Asset Mortgage Products Trust
0.666% due 12/25/2035		599	457
0.676% due 12/25/2035		1,335	964

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Securities Corp. Trust
0.703% due 11/25/2036		$2,142	$1,270
0.953% due 07/25/2032 ^		2	2
Saxon Asset Securities Trust
2.203% due 12/25/2037		507	405
2.253% due 05/25/2031		647	562
Soundview Home Loan Trust
0.603% due 06/25/2037		109	69
Structured Asset Investment Loan Trust
0.583% due 07/25/2036		651	449
0.763% due 01/25/2036		1,600	1,212

			22,543

BANK LOAN OBLIGATIONS 0.2%
Charter Communications Operating LLC
3.500% due 01/24/2023		599	599

CORPORATE BONDS & NOTES 5.3%
Ally Financial, Inc.
2.750% due 01/30/2017		800	807
3.313% due 07/18/2016		100	100
3.600% due 05/21/2018		400	402
5.500% due 02/15/2017		300	305
American International Group, Inc.
3.900% due 04/01/2026		1,100	1,137
Anheuser-Busch InBev Finance, Inc.
3.300% due 02/01/2023		500	527
BA Covered Bond Issuer
4.250% due 08/03/2017	EUR	200	229
Bank of America Corp.
6.400% due 08/28/2017		$1,200	1,267
6.875% due 04/25/2018		800	874
Charter Communications Operating LLC
4.464% due 07/23/2022		600	647
6.384% due 10/23/2035		600	713
Citigroup, Inc.
1.587% due 06/07/2019		600	601
2.050% due 06/07/2019		200	202
2.650% due 10/26/2020		500	509
Citizens Bank N.A.
2.550% due 05/13/2021		400	404
Ford Motor Credit Co. LLC
3.200% due 01/15/2021		300	309
Goldman Sachs Group, Inc.
1.798% due 04/23/2020		400	399
International Lease Finance Corp.
6.750% due 09/01/2016		200	201
JPMorgan Chase & Co.
2.550% due 10/29/2020		500	511
Kinder Morgan, Inc.
5.000% due 02/15/2021		400	422
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		200	14
Metropolitan Life Global Funding
2.000% due 04/14/2020		300	304
MUFG Americas Holdings Corp.
3.000% due 02/10/2025		700	713
Navient Corp.
5.500% due 01/15/2019		1,100	1,109
Pricoa Global Funding
2.200% due 06/03/2021		600	609
SABMiller Holdings, Inc.
4.950% due 01/15/2042		800	931
Santander Holdings USA, Inc.
2.115% due 11/24/2017		1,700	1,700
SLM Student Loan Trust
1.124% due 03/15/2038	GBP	700	772
Springleaf Finance Corp.
5.250% due 12/15/2019		$200	187
6.000% due 06/01/2020		400	376

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	15

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sprint Communications, Inc.
6.000% due 12/01/2016	$700	$706
8.375% due 08/15/2017	400	412
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	900	924

		19,323

MUNICIPAL BONDS & NOTES 0.0%
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	100	147

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.9%
American Home Mortgage Investment Trust
2.478% due 09/25/2045	50	49
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	669	559
Banc of America Mortgage Trust
2.894% due 02/25/2036 ^	96	86
Bear Stearns Adjustable Rate Mortgage Trust
2.924% due 03/25/2035	4	4
2.932% due 08/25/2033	3	3
3.090% due 03/25/2035	44	45
Bear Stearns ALT-A Trust
0.613% due 02/25/2034	62	55
2.902% due 09/25/2035	44	37
2.930% due 03/25/2036 ^	184	140
3.000% due 11/25/2035 ^	38	28
3.062% due 08/25/2036 ^	55	41
Bear Stearns Structured Products, Inc. Trust
2.690% due 12/26/2046	42	31
Citigroup Mortgage Loan Trust, Inc.
2.430% due 09/25/2035	8	8
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.603% due 09/25/2035 ^	498	429
Countrywide Alternative Loan Trust
0.658% due 03/20/2046	83	62
0.733% due 02/25/2037	68	50
1.437% due 12/25/2035	76	59
4.653% due 11/25/2035	15	12
5.250% due 06/25/2035 ^	13	11
Countrywide Home Loan Mortgage Pass-Through Trust
0.683% due 05/25/2035	35	29
1.093% due 03/25/2035	69	53
1.113% due 02/25/2035	8	7
2.674% due 11/25/2034	11	10
3.002% due 08/25/2034 ^	27	23
5.500% due 01/25/2035	520	526
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	1	1
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.863% due 02/25/2037 ^	213	107
DBUBS Mortgage Trust
0.384% due 11/10/2046 (a)	400	5
1.049% due 11/10/2046 (a)	377	9
Deutsche ALT-A Securities, Inc.
1.203% due 10/25/2047	1,287	972
GSR Mortgage Loan Trust
0.783% due 12/25/2034	84	75
2.943% due 01/25/2036 ^	88	82
3.043% due 04/25/2035	371	350
HarborView Mortgage Loan Trust
2.887% due 05/19/2033	4	4
IndyMac Mortgage Loan Trust
0.663% due 05/25/2046	679	557
0.693% due 07/25/2035	32	28
JPMorgan Mortgage Trust
2.421% due 07/27/2037	135	126
2.815% due 02/25/2036 ^	51	45
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.882% due 12/15/2030	8	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
2.228% due 10/25/2035	$13	$13
Morgan Stanley Bank of America Merrill Lynch Trust
1.193% due 12/15/2048 (a)	1,017	54
Morgan Stanley Mortgage Loan Trust
2.546% due 06/25/2036	59	57
Residential Accredit Loans, Inc. Trust
0.603% due 02/25/2047	42	22
0.633% due 06/25/2046	343	140
0.663% due 04/25/2046	590	260
Structured Adjustable Rate Mortgage Loan Trust
2.926% due 04/25/2034	8	8
Structured Asset Mortgage Investments Trust
0.663% due 05/25/2036	16	12
0.673% due 05/25/2036	115	86
0.673% due 09/25/2047	172	133
0.683% due 05/25/2045	27	24
1.028% due 07/19/2034	3	3
1.108% due 09/19/2032	3	3
1.148% due 03/19/2034	6	6
1.937% due 08/25/2047 ^	49	40
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	189	23
Thornburg Mortgage Securities Trust
2.489% due 06/25/2047 ^	54	48
5.750% due 06/25/2047	13	12
Wachovia Mortgage Loan Trust LLC
2.805% due 10/20/2035 ^	188	171
WaMu Mortgage Pass-Through Certificates Trust
0.763% due 01/25/2045	144	137
1.417% due 06/25/2046	57	53
1.437% due 02/25/2046	127	115
1.940% due 02/27/2034	6	6
2.248% due 12/25/2036 ^	295	252
2.482% due 03/25/2033	15	15
2.780% due 04/25/2035	72	72
2.798% due 03/25/2035	84	85
Washington Mutual Mortgage Pass-Through Certificates Trust
1.377% due 07/25/2046 ^	32	20
Wells Fargo Mortgage-Backed Securities Trust
2.830% due 03/25/2036 ^	261	248
2.865% due 03/25/2035	107	107
2.868% due 04/25/2036	9	9
3.046% due 07/25/2036 ^	71	68

		7,027

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
2.903% due 01/16/2018	900	22

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 6.9%
Fannie Mae
0.573% due 03/25/2034	$7	7
0.603% due 08/25/2034	4	4
0.803% due 09/25/2042	21	21
0.853% due 06/25/2036	47	47
0.883% due 11/25/2040	77	77
0.903% due 11/25/2040 - 01/25/2044	414	414
1.033% due 06/25/2041	294	296
1.576% due 10/01/2044	21	21
2.260% due 12/01/2034	7	7
2.557% due 05/25/2035	17	18
2.653% due 11/01/2034	44	47
3.500% due 11/01/2021	92	100
5.480% due 07/01/2018	200	206
6.000% due 07/25/2044	14	16
Fannie Mae, TBA
3.000% due 07/01/2046 - 08/01/2046	18,400	19,028

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
0.786% due 01/15/2038		$784	$781
0.942% due 12/15/2032		9	9
1.042% due 12/15/2037		27	27
1.610% due 10/25/2044		58	60
1.926% due 01/15/2038 (a)		784	52
2.500% due 03/01/2035		5	6
2.588% due 02/01/2029		4	4
2.850% due 04/01/2035		90	96
Ginnie Mae
1.269% due 06/20/2066		1,800	1,791
1.750% due 04/20/2028 - 06/20/2030		2	3
2.000% due 04/20/2030 - 05/20/2030		2	2
NCUA Guaranteed Notes
0.935% due 11/05/2020		1,103	1,103
1.006% due 12/08/2020		287	287
Tennessee Valley Authority
6.250% due 12/15/2017		400	432

			24,962

U.S. TREASURY OBLIGATIONS 7.5%
U.S. Treasury Bonds
3.750% due 11/15/2043		1,700	2,245
5.250% due 02/15/2029 (k)		100	142
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022		423	432
0.125% due 07/15/2022 (i)		1,977	2,023
0.125% due 01/15/2023 (i)		2,384	2,418
0.125% due 07/15/2024 (i)(k)		151	153
0.250% due 01/15/2025		9,393	9,547
0.375% due 07/15/2025 (i)		8,877	9,150
2.375% due 01/15/2025 (k)		317	379
U.S. Treasury Notes
1.750% due 05/15/2023 (k)		100	103
2.000% due 02/15/2025 (k)		500	523
2.500% due 05/15/2024 (k)		100	109

			27,224

Total United States (Cost $102,026)			101,847

SHORT-TERM INSTRUMENTS 15.8%

REPURCHASE AGREEMENTS (g) 0.9%
			3,318

FRANCE TREASURY BILLS 0.1%
(0.485)% due 07/27/2016 (d)	EUR	200	222

JAPAN TREASURY BILLS 14.0%
0.059% due 08/10/2016 - 09/12/2016 (b)(c)	JPY	5,270,000	51,050

U.S. TREASURY BILLS 0.8%
0.191% due 07/21/2016 - 12/08/2016 (b)(c)(k)		$2,829	2,828

Total Short-Term Instruments (Cost $52,758)			57,418

Total Investments in Securities (Cost $355,399)			360,516

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.4%

SHORT-TERM INSTRUMENTS 6.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.4%
PIMCO Short-Term Floating NAV Portfolio III	2,343,876	$23,167

Total Short-Term Instruments (Cost $23,165)		23,167

Total Investments in Affiliates (Cost $23,165)		23,167

Total Investments 105.5% (Cost $378,564)		$383,683

Financial Derivative Instruments (h)(j) 0.2% (Cost or Premiums, net $(158))		590

Other Assets and Liabilities, net (5.7)%		(20,677)

Net Assets 100.0%		$363,596

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	06/30/2016	07/01/2016	$3,318	U.S. Treasury Notes 1.000% due 05/15/2018	$(3,388)	$3,318	$3,318

Total Repurchase Agreements						$(3,388)	$3,318	$3,318

(1)	Includes accrued interest.

SHORT SALES:

SHORT SALES ON U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (2)
U.S. Treasury Bonds	4.500%	02/15/2036	$ 1,700	$(2,449)	$(2,479)

Total Short Sales				$(2,449)	$(2,479)

(2)	Payable for short sales includes $30 of accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	17

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$3,318	$0	$0	$0	$3,318	$(3,388)	$(70)

Master Securities Forward Transaction Agreement
GSC	0	0	0	(2,479)	(2,479)	0	(2,479)

Total Borrowings and Other Financing Transactions	$3,318	$0	$0	$(2,479)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$120.000	08/26/2016	356	$3	$0

Total Purchased Options				$3	$0

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2017	217	$(252)	$0	$(11)
Australia Government 3-Year Note September Futures	Long	09/2016	20	3	0	(1)
Australia Government 10-Year Bond September Futures	Long	09/2016	16	19	2	(3)
Call Options Strike @ EUR 166.500 on Euro-Bund 10-Year Bond August Futures	Short	07/2016	67	(63)	4	(6)
Euro-Bobl September Futures	Long	09/2016	291	442	10	(10)
Euro-BONO September Futures September Futures	Long	09/2016	26	87	30	0
Euro-BTP Italy Government Bond September Futures	Long	09/2016	107	137	112	0
Euro-Bund 10-Year Bond September Futures	Short	09/2016	19	(67)	0	(5)
Euro-Buxl 30-Year Bond September Futures	Short	09/2016	6	(118)	0	(12)
Euro-OAT France Government 10-Year Bond September Futures	Long	09/2016	106	506	73	0
Euro-Schatz September Futures	Long	09/2016	84	24	0	(2)
Japan Government 10-Year Bond September Futures	Long	09/2016	24	168	21	(14)
Put Options Strike @ EUR 161.500 on Euro-Bund 10-Year Bond August Futures	Long	07/2016	67	(28)	0	(1)
U.S. Treasury 5-Year Note September Futures	Long	09/2016	296	661	23	0
U.S. Treasury 10-Year Note September Futures	Long	09/2016	455	1,543	0	(36)
U.S. Treasury Ultra Long-Term Bond September Futures	Short	09/2016	2	(24)	2	0
United Kingdom Long Gilt September Futures	Long	09/2016	33	263	21	0

Total Futures Contracts				$3,301	$298	$(101)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
iTraxx Europe Main 25 5-Year Index	(1.000)%	06/20/2021	EUR 1,700	$(15)	$8	$0	$(10)
iTraxx Europe Senior 25 5-Year Index	(1.000)	06/20/2021	6,200	39	48	0	(76)

				$24	$56	$0	$(86)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$1,900	$64	$(5)	$9	$0
CDX.IG-25 5-Year Index	1.000	12/20/2020	28,800	237	13	49	0
CDX.IG-26 5-Year Index	1.000	06/20/2021	8,000	90	12	15	0

				$391	$20	$73	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities, or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities, or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Year BRL-CDI	12.360%	01/04/2021	BRL	11,100	$43	$63	$6	$0
Pay	1-Year BRL-CDI	12.800	01/02/2025		1,800	19	18	2	0
Receive	3-Month CAD-Bank Bill	2.200	06/16/2026	CAD	3,700	(252)	(93)	0	(4)
Pay	3-Month CHF-LIBOR	0.050	03/16/2026	CHF	1,400	70	51	8	0
Pay	3-Month SEK-STIBOR	1.013	01/23/2025	SEK	600	3	3	1	0
Pay	3-Month SEK-STIBOR	1.023	01/23/2025		500	3	2	0	0
Pay	3-Month SEK-STIBOR	1.033	01/23/2025		500	3	3	0	0
Pay	3-Month SEK-STIBOR	1.036	01/23/2025		600	3	3	1	0
Receive	3-Month USD-LIBOR	1.500	12/16/2017	$	30,700	(367)	(153)	0	(6)
Receive	3-Month USD-LIBOR	1.250	06/15/2018		36,000	(368)	(161)	0	(10)
Receive	3-Month USD-LIBOR *	1.250	12/21/2018		4,300	(38)	1	0	(1)
Receive	3-Month USD-LIBOR	2.000	06/15/2021		24,100	(1,192)	(237)	2	0
Receive	3-Month USD-LIBOR	2.038	08/31/2022		200	(13)	(7)	0	0
Receive	3-Month USD-LIBOR	2.000	08/31/2022		3,800	(228)	(125)	2	0
Receive	3-Month USD-LIBOR	2.300	01/13/2023		3,300	(274)	(261)	2	0
Receive	3-Month USD-LIBOR	2.000	06/15/2023		9,500	(548)	(199)	7	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2023		43,100	(1,453)	(519)	46	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		5,500	(451)	(200)	12	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		40,500	(1,094)	(295)	94	0
Pay	3-Month USD-LIBOR	2.098	07/01/2041		2,000	4	0	0	0
Pay	3-Month USD-LIBOR	2.500	06/15/2046		1,000	152	90	0	(11)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		900	(79)	0	0	0
Pay	3-Month ZAR-JIBAR *	9.000	09/21/2026	ZAR	15,000	43	38	8	0
Pay	6-Month EUR-EURIBOR *	0.000	09/21/2021	EUR	24,900	114	323	18	0
Pay	6-Month EUR-EURIBOR	1.000	11/30/2025		1,100	88	70	3	0
Pay	6-Month EUR-EURIBOR *	1.250	03/15/2047		1,400	180	57	9	0
Receive	6-Month GBP-LIBOR *	1.750	09/16/2018	GBP	5,600	(187)	(191)	0	(7)
Receive	6-Month GBP-LIBOR *	1.000	09/21/2018		2,800	(37)	(31)	0	(3)
Pay	6-Month GBP-LIBOR *	1.250	09/21/2021		21,100	853	786	28	0
Receive	6-Month GBP-LIBOR	1.700	03/10/2026		100	(9)	(9)	0	0
Receive	6-Month GBP-LIBOR *	1.500	09/21/2026		2,500	(155)	(152)	0	(5)
Pay	6-Month GBP-LIBOR *	1.750	03/15/2047		400	73	28	3	0
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	3,280,000	162	150	0	(9)
Receive	6-Month JPY-LIBOR	0.500	09/17/2021		150,000	(52)	(31)	1	0
Pay	6-Month JPY-LIBOR	1.000	12/18/2025		670,000	664	385	0	(3)
Pay	6-Month JPY-LIBOR	0.300	03/18/2026		310,000	108	52	0	(1)
Pay	6-Month JPY-LIBOR	1.500	06/19/2033		2,340,000	5,528	5,240	0	(88)
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		150,000	319	294	0	(9)
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		550,000	(2,139)	(303)	123	0
Pay	28-Day MXN-TIIE	4.300	09/01/2016	MXN	61,600	0	(8)	0	(1)
Pay	28-Day MXN-TIIE	4.340	09/28/2017		34,300	(12)	(4)	0	(2)
Pay	28-Day MXN-TIIE	4.260	10/31/2017		57,800	(27)	(7)	0	(3)
Receive	28-Day MXN-TIIE	5.610	07/07/2021		18,400	(4)	10	0	(3)

						$(547)	$4,681	$376	$(166)

Total Swap Agreements						$(132)	$4,757	$449	$(252)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	19

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

(i)	Securities with an aggregate market value of $3,480 and cash of $3,379 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (1)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$298	$449	$747	$0	$(101)	$(384)	$(485)

(1)	Unsettled variation margin liability of $(132) for closed swap agreements is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	07/2016		$5,381	AUD	7,278	$47	$0
	08/2016	AUD	7,278		$5,376	0	(46)
	08/2016	CNH	13,449		2,037	23	0
BOA	07/2016	BRL	3,705		1,154	1	0
	07/2016	DKK	78,024		11,725	83	0
	07/2016	GBP	16,984		24,903	2,293	0
	07/2016	SEK	3,670		441	8	0
	07/2016		$1,040	BRL	3,705	114	0
	07/2016		51,492	EUR	46,726	362	0
	07/2016		25,272	GBP	18,995	14	0
	08/2016	EUR	46,726		$51,547	0	(360)
	08/2016	GBP	18,994		25,279	0	(14)
	09/2016	AUD	86		64	0	0
	09/2016	CNH	794		120	1	0
	09/2016	SGD	73		54	0	0
	09/2016		$1,017	EUR	914	3	(4)
	10/2016	DKK	2,655		$399	2	0
	01/2017	CNY	257		37	0	(1)
	01/2017		$533	CNY	3,534	0	(9)
	04/2017	DKK	29,941		$4,525	10	(3)
BPS	07/2016	BRL	13,647		3,998	0	(251)
	07/2016		$4,199	BRL	13,647	52	(3)
	07/2016		237	NOK	2,010	3	0
	07/2016		218	SEK	1,850	1	0
	08/2016	NOK	2,010		$237	0	(3)
	08/2016	SEK	1,850		218	0	(1)
	08/2016		$3,693	BRL	12,684	221	0
	08/2016		946	MXN	17,916	30	0
	09/2016	AUD	215		$161	1	0
	09/2016	CNH	7,530		1,139	13	0
	10/2016		4,273		648	10	0
	10/2016		$648	CNY	4,277	0	(10)
BRC	07/2016	EUR	605		$669	0	(2)
	07/2016		$719	CHF	703	1	0
	08/2016	CHF	703		$720	0	(1)
	08/2016		$670	EUR	605	2	0
	09/2016	CNH	1,729		$260	1	0
CBK	07/2016	CHF	216		225	4	0
	07/2016	DKK	10,244		1,545	17	0
	07/2016	EUR	11,667		13,270	323	0
	07/2016	GBP	2,996		4,293	304	0
	07/2016		$589	CHF	566	0	(9)
	07/2016		4,788	EUR	4,217	0	(108)
	07/2016		2,927	GBP	2,061	0	(183)
	07/2016		220	SEK	1,820	0	(5)
	08/2016	GBP	670		$904	11	0
	08/2016	HKD	251		32	0	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2016	SGD	7,750		$5,618	$0	$(132)
	08/2016		$200	EUR	179	0	(1)
	08/2016		1,210	MXN	22,625	22	0
	09/2016	CNH	865		$130	1	0
	09/2016		$34	AUD	46	0	0
	01/2017		553	RUB	40,037	42	0
DUB	07/2016		1,668		109,018	33	0
	08/2016	SGD	764		$559	0	(7)
GLM	07/2016	EUR	40,419		45,150	297	(2)
	07/2016		$3,354	EUR	3,025	6	(3)
	08/2016	TWD	97,970		$3,016	0	(31)
	08/2016		$509	KRW	590,505	2	0
	08/2016		167	ZAR	2,556	5	0
	09/2016	EUR	674		$757	7	0
	01/2017	DKK	22,644		3,462	59	0
HUS	07/2016	AUD	544		407	1	0
	07/2016	DKK	11,545		1,764	41	0
	09/2016	CNH	864		130	1	0
	09/2016	EUR	325		365	3	0
	09/2016		$154	CNH	1,008	0	(3)
	09/2016		233	EUR	205	0	(5)
	09/2016		503	SGD	683	3	0
	10/2016	DKK	73,519		$11,017	10	0
	01/2017	CNH	1,039		157	3	0
	01/2017		$536	CNY	3,549	0	(9)
	02/2017		552	RUB	40,064	42	0
JPM	07/2016	BRL	4,363		$1,359	1	0
	07/2016	CAD	18,544		14,143	0	(210)
	07/2016	CHF	1,053		1,066	0	(13)
	07/2016	DKK	34,505		5,260	111	0
	07/2016	EUR	1,485		1,667	20	0
	07/2016	JPY	1,234,300		11,851	0	(102)
	07/2016	NOK	2,010		241	1	0
	07/2016	NZD	1,248		847	0	(44)
	07/2016		$1,196	BRL	4,363	162	0
	07/2016		223	CAD	285	0	(2)
	07/2016		985	GBP	725	4	(24)
	08/2016	GBP	1,093		$1,469	14	0
	08/2016	MXN	46,852		2,587	37	0
	08/2016	RUB	15,300		224	0	(13)
	08/2016		$3,141	INR	212,408	0	(18)
	09/2016	AUD	85		$64	0	0
	09/2016	CNH	14,076		2,129	24	0
	09/2016	JPY	1,770,000		16,627	0	(551)
	09/2016	SGD	520		387	1	0
	09/2016		$530	CNH	3,458	0	(13)
	10/2016	CNH	5,775		$883	20	0
	10/2016	DKK	44,085		6,707	107	0
	10/2016		$881	CNY	5,772	0	(19)
	04/2017	DKK	23,096		$3,505	20	0
MSB	07/2016	BRL	4,209		1,311	1	0
	07/2016	JPY	895,780		8,148	0	(526)
	07/2016		$1,196	BRL	4,209	114	0
	07/2016		442	JPY	46,800	11	0
	08/2016	ZAR	2,701		$179	0	(3)
	09/2016	AUD	743		557	4	0
	09/2016	EUR	62		69	0	0
	09/2016	SGD	331		245	0	(1)
	09/2016		$111	EUR	100	0	0
	09/2016		3	SGD	4	0	0
NAB	07/2016		1,978	EUR	1,788	6	0
	07/2016		6,470	JPY	711,461	420	0
	07/2016		884	NZD	1,248	7	0
	08/2016	EUR	1,788		$1,981	0	(6)
	08/2016	NZD	1,248		883	0	(7)
SCX	07/2016	AUD	6,734		4,839	0	(184)
	07/2016		$13,462	JPY	1,371,819	0	(178)
	08/2016	CNH	10,940		$1,665	26	0
	08/2016	INR	102,014		1,498	0	(2)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	21

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2016	JPY	1,371,819		$13,477	$181	$0
	10/2016	CNH	23,771		3,612	60	0
	10/2016		$3,609	CNY	23,777	0	(61)
	01/2017		151	CNH	1,039	3	0
SOG	07/2016		13,981	CAD	18,259	152	0
	08/2016	CAD	18,259		$13,982	0	(152)
	08/2016	INR	107,524		1,581	1	0
	08/2016	RUB	38,669		575	0	(23)
	01/2017	CNY	6,826		985	0	(28)
UAG	07/2016	DKK	7,374		1,111	10	0
	07/2016	EUR	2,185		2,486	61	0
	07/2016	GBP	2,332		3,363	258	0
	07/2016		$667	EUR	605	5	0
	07/2016		737	GBP	531	0	(30)
	08/2016	CNH	1,735		$265	5	0
	08/2016	JPY	3,500,000		32,753	0	(1,177)
	09/2016	CNH	2,254		341	4	0
	09/2016	SGD	146		108	0	0
	09/2016		$559	AUD	754	2	0
	09/2016		3,627	CNH	23,647	0	(90)
	09/2016		58	SGD	78	0	0
	01/2017	DKK	5,965		$907	11	0
	04/2017		13,668		2,077	15	0

Total Forward Foreign Currency Contracts						$6,412	$(4,683)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC CHF versus SEK	SEK	8.090	07/27/2016	CHF	1,822	$9	$0
	Put - OTC GBP versus USD	$	1.335	09/28/2016	GBP	2,000	80	73
DUB	Put - OTC EUR versus USD		1.100	09/26/2016	EUR	2,002	39	31
GLM	Call - OTC EUR versus USD		1.140	09/07/2016		1,200	24	9
	Put - OTC EUR versus USD		1.140	09/07/2016		1,200	24	42
	Put - OTC EUR versus USD		1.105	09/28/2016		3,600	81	63
HUS	Call - OTC USD versus SGD	SGD	1.354	09/15/2016	$	900	13	10
	Put - OTC USD versus SGD		1.354	09/15/2016		900	13	13
JPM	Put - OTC CHF versus SEK	SEK	8.090	07/27/2016	CHF	1,600	5	0
	Call - OTC USD versus JPY	JPY	111.000	08/29/2016	$	1,900	32	3
SCX	Put - OTC EUR versus USD	$	1.120	07/07/2016	EUR	3,000	19	36
	Put - OTC EUR versus USD		1.100	09/26/2016		1,398	27	22
	Call - OTC USD versus CNY	CNY	6.520	10/31/2016	$	66	20	54

							$386	$356

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	12/27/2016	$	118,000	$39	$10
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/21/2016		3,300	27	27
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.400	03/03/2017	JPY	80,000	5	2
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/13/2016	$	4,800	41	37

								$112	$76

Total Purchased Options								$498	$432

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.250%	09/21/2016	EUR	2,100	$(6)	$(3)
CBK	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.250	09/21/2016		4,700	(16)	(7)
DUB	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.250	09/21/2016		1,200	(4)	(2)
SOG	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.250	09/21/2016		1,000	(3)	(2)

							$(29)	$(14)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
AZD	Call - OTC USD versus CNY	CNY	7.000	11/01/2016	$	500	$(6)	$(3)
BOA	Put - OTC AUD versus USD	$	0.730	07/28/2016	AUD	300	(2)	(1)
	Call - OTC AUD versus USD		0.797	07/28/2016		300	(2)	0
	Put - OTC AUD versus USD		0.727	08/01/2016		800	(6)	(3)
	Call - OTC AUD versus USD		0.795	08/01/2016		800	(6)	0
	Put - OTC AUD Versus USD		0.716	08/03/2016		1,100	(8)	(3)
	Call - OTC AUD Versus USD		0.783	08/03/2016		1,100	(8)	(1)
	Call - OTC CHF versus SEK	SEK	8.604	07/27/2016	CHF	1,822	(14)	(26)
	Call - OTC GBP versus USD	$	1.378	09/26/2016	GBP	500	(22)	(8)
	Put - OTC GBP versus USD		1.378	09/26/2016		500	(25)	(31)
	Put - OTC GBP versus USD		1.260	09/28/2016		2,000	(29)	(25)
	Put - OTC GBP versus USD		1.300	09/28/2016		2,000	(50)	(45)
BPS	Call - OTC GBP versus USD		1.370	09/26/2016		600	(27)	(11)
	Put - OTC GBP versus USD		1.370	09/26/2016		600	(27)	(34)
CBK	Put - OTC AUD versus USD		0.739	07/22/2016	AUD	1,900	(14)	(11)
	Put - OTC AUD versus USD		0.731	07/28/2016		600	(5)	(3)
	Call - OTC AUD versus USD		0.798	07/28/2016		600	(4)	0
	Call - OTC EUR versus JPY	JPY	113.150	09/26/2016	EUR	700	(26)	(26)
	Put - OTC EUR versus JPY		113.150	09/26/2016		700	(24)	(16)
DUB	Put - OTC AUD versus USD	$	0.727	07/28/2016	AUD	800	(6)	(3)
	Call - OTC AUD versus USD		0.795	07/28/2016		800	(6)	0
	Put - OTC EUR versus USD		1.050	09/26/2016	EUR	2,002	(15)	(9)
	Call - OTC EUR versus USD		1.140	09/26/2016		2,002	(34)	(19)
FBF	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$	600	(32)	(7)
GLM	Call - OTC AUD versus JPY	JPY	75.600	09/26/2016	AUD	800	(20)	(23)
	Put - OTC AUD versus JPY		75.600	09/26/2016		800	(21)	(15)
	Call - OTC EUR versus MXN	MXN	22.160	08/17/2016	EUR	1,600	(19)	(4)
	Put - OTC EUR versus MXN		18.900	03/21/2017		1,300	(51)	(13)
	Call - OTC EUR versus MXN		22.650	03/21/2017		1,300	(44)	(34)
	Put - OTC EUR versus USD	$	1.060	09/28/2016		3,600	(31)	(22)
	Put - OTC EUR versus USD		1.080	09/28/2016		3,600	(48)	(35)
JPM	Call - OTC CHF versus SEK	SEK	8.600	07/27/2016	CHF	1,600	(13)	(23)
	Put - OTC USD versus JPY	JPY	106.500	08/29/2016	$	1,900	(18)	(77)
	Call - OTC USD versus JPY		114.000	08/29/2016		1,900	(14)	(1)
NGF	Put - OTC USD versus KRW	KRW	1,145.000	01/24/2017		700	(18)	(21)
SCX	Put - OTC EUR versus USD	$	1.100	07/07/2016	EUR	3,000	(8)	(6)
	Call - OTC EUR versus USD		1.160	07/07/2016		1,500	(6)	0
	Put - OTC EUR versus USD		1.050	09/26/2016		1,398	(10)	(6)
	Call - OTC EUR versus USD		1.140	09/26/2016		1,398	(23)	(14)
SOG	Call - OTC USD versus CNY	CNY	7.000	11/01/2016	$	1,100	(13)	(6)
	Put - OTC USD versus KRW	KRW	1,100.000	07/22/2016		853	(5)	0
	Put - OTC USD versus KRW		1,145.000	01/19/2017		500	(11)	(15)
UAG	Put - OTC USD versus KRW		1,145.000	01/19/2017		600	(13)	(18)

							$(784)	$(618)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770%	12/21/2016	$	6,600	$(27)	$(27)
JPM	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.000	03/03/2017	JPY	520,000	(5)	(4)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.765	12/13/2016	$	9,600	(41)	(36)

								$(73)	$(67)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	23

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount		Premiums (Received) (1)	Market Value
DUB	Call & Put - OTC 1-Year USD/BRL versus 1-Year USD/BRL Forward Currency Volatility Agreement	0.000%	06/29/2017	$	800	$0	$(11)
GLM	Call & Put - OTC 1-Year USD/BRL versus 1-Year USD/BRL Forward Currency Volatility Agreement	0.000	06/30/2017		500	0	0
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000	02/20/2017		100	0	0

						$0	$(11)

Total Written Options						$(886)	$(710)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		42		0		(42)		0		0
Notional Amount in $	$	24,460		$46,859		$(9,090)	$	(22,076)	$	(13,900)	$	26,253
Notional Amount in AUD	AUD	0	AUD	12,600	AUD	(1,900)	AUD	0	AUD	0	AUD	10,700
Notional Amount in CHF	CHF	0	CHF	6,722	CHF	(3,300)	CHF	0	CHF	0	CHF	3,422
Notional Amount in EUR	EUR	6,000	EUR	52,877	EUR	(6,000)	EUR	(19,777)	EUR	0	EUR	33,100
Notional Amount in GBP	GBP	14,800	GBP	6,900	GBP	(700)	GBP	(9,200)	GBP	(5,600)	GBP	6,200
Notional Amount in JPY	JPY	0	JPY	520,000	JPY	0	JPY	0	JPY	0	JPY	520,000
Premiums	$	(363)		$(1,319)		$277	$	397	$	122	$	(886)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Reynolds American, Inc.	(1.000)%	12/20/2020	0.361%	$	100	$(3)	$0	$0	$(3)
	Veolia Environnement S.A.	(1.000)	12/20/2020	0.630	EUR	100	(1)	(1)	0	(2)
	Wind Acquisition Finance S.A.	(5.000)	06/20/2021	4.338		300	(41)	31	0	(10)

BPS	Koninklijke DSM NV	(1.000)	12/20/2020	0.368		200	(5)	(2)	0	(7)
	Teliasonera AB	(1.000)	12/20/2020	0.496		200	(2)	(3)	0	(5)

BRC	Bayer AG	(1.000)	12/20/2020	0.591		100	(2)	0	0	(2)
	Koninklijke DSM NV	(1.000)	12/20/2020	0.368		200	(4)	(2)	0	(6)
	Navient Corp.	(5.000)	03/20/2019	3.870	$	1,100	(82)	49	0	(33)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.361		200	(6)	0	0	(6)
	Springleaf Finance Corp.	(5.000)	06/20/2020	5.278		400	(38)	41	3	0
	UBS AG	(1.000)	09/20/2022	1.985		750	22	20	42	0

CBK	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.561	EUR	200	(4)	(1)	0	(5)
	Bayer AG	(1.000)	12/20/2020	0.591		200	(4)	0	0	(4)
	UBS AG	(1.000)	09/20/2022	1.985	$	800	43	2	45	0
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.333		200	(6)	0	0	(6)

FBF	Altria Group, Inc.	(1.000)	12/20/2020	0.284		200	(6)	0	0	(6)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.361		200	(6)	0	0	(6)

GST	Altria Group, Inc.	(1.000)	12/20/2020	0.284		400	(13)	0	0	(13)
	BASF SE	(1.000)	12/20/2020	0.488	EUR	200	(5)	0	0	(5)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.561		100	(2)	0	0	(2)
	Koninklijke DSM NV	(1.000)	12/20/2020	0.368		200	(4)	(2)	0	(6)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.361	$	100	(3)	0	0	(3)
	SABMiller PLC	(1.000)	01/20/2022	0.369		100	(3)	(1)	0	(4)
	Veolia Environnement S.A.	(1.000)	12/20/2020	0.630	EUR	100	0	(2)	0	(2)

JPM	Altria Group, Inc.	(1.000)	12/20/2020	0.284	$	100	(3)	0	0	(3)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.561	EUR	100	(2)	0	0	(2)
	Pfizer, Inc.	(1.000)	12/20/2020	0.230	$	500	(19)	2	0	(17)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.333		100	(3)	0	0	(3)

MYC	Pfizer, Inc.	(1.000)	12/20/2020	0.230		200	(8)	1	0	(7)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.361		100	(3)	0	0	(3)

SOG	Intesa Sanpaolo SpA	(1.000)	03/20/2026	3.524		900	130	46	176	0
	United Utilities PLC	(1.000)	12/20/2020	0.720	EUR	200	0	(3)	0	(3)

							$(83)	$175	$266	$(174)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (4)	Notional Amount (5)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.824%	$	300	$(15)	$9	$0	$(6)
	Brazil Government International Bond	1.000	09/20/2019	2.139		100	(3)	(1)	0	(4)
	Volkswagen International Finance NV	1.000	12/20/2016	0.339	EUR	600	(3)	5	2	0
BPS	Tesco PLC	1.000	06/20/2021	2.720		500	(41)	(3)	0	(44)
BRC	Russia Government International Bond	1.000	09/20/2016	0.228	$	500	(6)	7	1	0
CBK	Brazil Government International Bond	1.000	03/20/2019	1.824		100	(4)	2	0	(2)
	Tesco PLC	1.000	12/20/2020	2.536	EUR	300	(25)	3	0	(22)
DUB	Brazil Government International Bond	1.000	03/20/2019	1.824	$	300	(13)	7	0	(6)
FBF	Tesco PLC	1.000	12/20/2020	2.536	EUR	100	(8)	1	0	(7)
HUS	Brazil Government International Bond	1.000	06/20/2019	1.944	$	100	(2)	(1)	0	(3)
	Brazil Government International Bond	1.000	09/20/2019	2.139		100	(3)	(1)	0	(4)
	Russia Government International Bond	1.000	09/20/2016	0.228		500	(6)	7	1	0
JPM	Brazil Government International Bond	1.000	03/20/2019	1.824		200	(8)	4	0	(4)
	Tesco PLC	1.000	12/20/2020	2.536	EUR	800	(68)	10	0	(58)
MYC	Brazil Government International Bond	1.000	03/20/2019	1.824	$	100	(4)	2	0	(2)
	Brazil Government International Bond	1.000	09/20/2019	2.139		100	(3)	(1)	0	(4)
	Tesco PLC	1.000	12/20/2020	2.536	EUR	200	(16)	2	0	(14)

							$(228)	$52	$4	$(180)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities, or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities, or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021	EUR	2,800	$3,035	$(3)	$68	$65	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2026		2,700	3,040	10	(72)	0	(62)
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019		6,600	9,392	(6)	(605)	0	(611)
BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021		6,470	7,013	206	(56)	150	0
CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2026		5,090	5,518	101	(4)	97	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.140% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019		4,500	6,345	20	(376)	0	(356)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	25

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021	EUR	7,500	$ 8,130	$293	$(119)	$174	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2026		1,600	1,802	6	(43)	0	(37)
GLM	Floating rate equal to 3-Month GBP-LIBOR less 0.120% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019		7,000	10,126	(71)	(736)	0	(807)
	Floating rate equal to 03-Month USD-LIBOR less 0.755% based on the notional amount of currency received	Floating rate equal to 03-Month JPY-LIBOR based on the notional amount of currency delivered	09/21/2018	$	3,988	JPY 410,000	(8)	0	0	(8)

							$548	$(1,943)	$486	$(1,881)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month KRW-KORIBOR	1.860%	12/01/2020	KRW	1,607,700	$0	$39	$39	$0
CBK	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		996,500	0	25	25	0
DUB	Pay	1-Year BRL-CDI	12.360	01/04/2021	BRL	7,300	(10)	38	28	0
	Pay	3-Month KRW-KORIBOR	1.860	12/01/2020	KRW	4,823,100	0	117	117	0
NGF	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		1,607,700	0	39	39	0

							$(10)	$258	$248	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Pay	EUR versus BRL 1-Year ATM Implied Volatility	24.000%	07/07/2016	$200	$0	$16	$16	$0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.350	08/16/2016	600	0	18	18	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.450	08/16/2016	300	0	9	9	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.650	08/16/2016	300	0	10	10	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.700	08/16/2016	300	0	10	10	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.800	08/16/2016	300	0	10	10	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	9.000	08/16/2016	300	0	11	11	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.500	09/14/2016	300	0	7	7	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.400	12/06/2016	200	0	4	4	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	7.250	01/03/2017	4	0	0	0	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.500	03/22/2017	400	0	7	7	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.150	03/30/2017	300	0	4	4	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.250	08/16/2016	300	0	(2)	0	(2)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.450	08/16/2016	300	0	(2)	0	(2)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.550	08/16/2016	600	0	(6)	0	(6)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.900	08/16/2016	300	0	(5)	0	(5)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	11.200	08/16/2016	600	0	(11)	0	(11)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.000	09/14/2016	300	0	(4)	0	(4)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.800	12/06/2016	200	0	(3)	0	(3)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	9.250	01/03/2017	4	0	0	0	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.300	03/22/2017	400	0	(4)	0	(4)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.050	03/30/2017	300	0	(3)	0	(3)
HUS	Pay	EUR versus BRL 1-Year ATM Implied Volatility	24.500	07/08/2016	200	0	18	18	0
	Pay	EUR versus BRL 1-Year ATM Implied Volatility	23.750	07/13/2016	300	0	24	24	0

						$0	$108	$148	$(40)

Total Swap Agreements						$227	$(1,350)	$1,152	$(2,275)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

(k)	Securities with an aggregate market value of $2,514 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$70	$0	$0	$70	$(46)	$(3)	$0	$(49)	$21	$0	$21
BOA	2,891	73	106	3,070	(391)	(143)	(698)	(1,232)	1,838	(2,410)	(572)
BPS	331	0	150	481	(268)	(48)	(56)	(372)	109	0	109
BRC	4	0	46	50	(3)	0	(47)	(50)	0	0	0
CBK	724	37	167	928	(438)	(90)	(395)	(923)	5	(330)	(325)
DUB	33	31	425	489	(7)	(44)	(83)	(134)	355	(470)	(115)
FBF	0	0	0	0	0	(7)	(19)	(26)	(26)	0	(26)
GLM	376	114	0	490	(36)	(146)	(815)	(997)	(507)	(280)	(787)
GST	0	0	0	0	0	0	(35)	(35)	(35)	0	(35)
HUS	104	23	43	170	(17)	0	(7)	(24)	146	0	146
JPM	522	5	0	527	(1,009)	(105)	(87)	(1,201)	(674)	604	(70)
MSB	130	0	0	130	(530)	0	0	(530)	(400)	568	168
MYC	0	37	0	37	0	(36)	(30)	(66)	(29)	0	(29)
NAB	433	0	0	433	(13)	0	0	(13)	420	(540)	(120)
NGF	0	0	39	39	0	(21)	0	(21)	18	0	18
SCX	270	112	0	382	(425)	(26)	0	(451)	(69)	0	(69)
SOG	153	0	176	329	(203)	(23)	(3)	(229)	100	0	100
UAG	371	0	0	371	(1,297)	(18)	0	(1,315)	(944)	1,343	399

Total Over the Counter	$6,412	$432	$1,152	$7,996	$(4,683)	$(710)	$(2,275)	$(7,668)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$298	$298
Swap Agreements	0	73	0	0	376	449

	$0	$73	$0	$0	$674	$747

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,412	$0	$6,412
Purchased Options	0	0	0	356	76	432
Swap Agreements	0	270	0	634	248	1,152

	$0	$270	$0	$7,402	$324	$7,996

	$0	$343	$0	$7,402	$998	$8,743

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$101	$101
Swap Agreements	0	218	0	0	166	384

	$0	$218	$0	$0	$267	$485

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,683	$0	$4,683
Written Options	0	14	0	629	67	710
Swap Agreements	0	354	0	1,921	0	2,275

	$0	$368	$0	$7,233	$67	$7,668

	$0	$586	$0	$7,233	$334	$8,153

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	27

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$16	$16
Futures	0	0	0	0	2,342	2,342
Swap Agreements	0	(57)	0	0	(4,563)	(4,620)

	$0	$(57)	$0	$0	$(2,205)	$(2,262)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,945)	$0	$(4,945)
Purchased Options	0	0	0	(340)	0	(340)
Written Options	0	36	0	367	131	534
Swap Agreements	0	40	0	1,407	100	1,547

	$0	$76	$0	$(3,511)	$231	$(3,204)

	$0	$19	$0	$(3,511)	$(1,974)	$(5,466)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Futures	0	0	0	0	3,253	3,253
Swap Agreements	0	247	0	0	4,659	4,906

	$0	$247	$0	$0	$7,909	$8,156

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,795	$0	$1,795
Purchased Options	0	0	0	(67)	(35)	(102)
Written Options	0	6	0	148	(72)	82
Swap Agreements	0	146	0	(2,250)	202	(1,902)

	$0	$152	$0	$(374)	$95	$(127)

	$0	$399	$0	$(374)	$8,004	$8,029

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Australia
Sovereign Issues	$0	$617	$0	$617
Brazil
Corporate Bonds & Notes	0	2,527	0	2,527
Canada
Corporate Bonds & Notes	0	3,764	0	3,764
Non-Agency Mortgage-Backed Securities	0	987	0	987
Sovereign Issues	0	11,934	0	11,934
Cayman Islands
Asset-Backed Securities	0	1,405	0	1,405
Denmark
Corporate Bonds & Notes	0	42,666	0	42,666
France
Corporate Bonds & Notes	0	1,873	0	1,873
Non-Agency Mortgage-Backed Securities	0	495	0	495
Sovereign Issues	0	9,232	0	9,232
Germany
Corporate Bonds & Notes	0	3,288	0	3,288
Sovereign Issues	0	1,247	0	1,247
Greece
Corporate Bonds & Notes	0	528	0	528
Sovereign Issues	0	1,249	0	1,249
Guernsey, Channel Islands
Corporate Bonds & Notes	0	800	0	800
Ireland
Asset-Backed Securities	0	817	0	817
Corporate Bonds & Notes	0	3,940	0	3,940

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Non-Agency Mortgage-Backed Securities	$0	$741	$0	$741
Sovereign Issues	0	1,102	0	1,102
Italy
Corporate Bonds & Notes	0	2,568	0	2,568
Non-Agency Mortgage-Backed Securities	0	1,140	0	1,140
Sovereign Issues	0	14,113	0	14,113
Japan
Corporate Bonds & Notes	0	1,733	0	1,733
Sovereign Issues	0	15,688	0	15,688
Jersey, Channel Islands
Corporate Bonds & Notes	0	1,987	0	1,987
Luxembourg
Corporate Bonds & Notes	0	2,622	0	2,622
Mexico
Sovereign Issues	0	1,718	0	1,718
Netherlands
Asset-Backed Securities	0	1,377	0	1,377
Corporate Bonds & Notes	0	5,924	0	5,924
Norway
Corporate Bonds & Notes	0	406	0	406
Sovereign Issues	0	648	0	648
Portugal
Corporate Bonds & Notes	0	397	0	397
Qatar
Sovereign Issues	0	328	0	328
Slovenia
Sovereign Issues	0	12,183	0	12,183

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
South Korea
Corporate Bonds & Notes	$0	$700	$0	$700
Spain
Corporate Bonds & Notes	0	471	0	471
Sovereign Issues	0	8,365	0	8,365
Supranational
Corporate Bonds & Notes	0	1,957	0	1,957
Sweden
Corporate Bonds & Notes	0	5,660	0	5,660
Switzerland
Corporate Bonds & Notes	0	1,908	0	1,908
Sovereign Issues	0	508	0	508
United Kingdom
Asset-Backed Securities	0	27	0	27
Corporate Bonds & Notes	0	12,584	0	12,584
Non-Agency Mortgage-Backed Securities	0	4,365	0	4,365
Sovereign Issues	0	12,662	0	12,662
United States
Asset-Backed Securities	0	22,543	0	22,543
Bank Loan Obligations	0	599	0	599
Corporate Bonds & Notes	0	19,323	0	19,323
Municipal Bonds & Notes	0	147	0	147
Non-Agency Mortgage-Backed Securities	0	6,996	31	7,027
Preferred Securities	22	0	0	22
U.S. Government Agencies	0	23,171	1,791	24,962
U.S. Treasury Obligations	0	27,224	0	27,224
Short-Term Instruments
Repurchase Agreements	0	3,318	0	3,318
France Treasury Bills	0	222	0	222

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Japan Treasury Bills	$0	$51,050	$0	$51,050
U.S. Treasury Bills	0	2,828	0	2,828

	$22	$358,672	$1,822	$360,516

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$23,167	$0	$0	$23,167

Total Investments	$23,189	$358,672	$1,822	$383,683

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(2,479)	$0	$(2,479)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	298	449	0	747
Over the counter	0	7,996	0	7,996

	$298	$8,445	$0	$8,743

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(101)	(252)	0	(353)
Over the counter	0	(7,668)	0	(7,668)

	$(101)	$(7,920)	$0	$(8,021)

Totals	$23,386	$356,718	$1,822	$381,926

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	29

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Foreign Bond (U.S. Dollar-Hedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using

SEMIANNUAL REPORT	JUNE 30, 2016	31

Notes to Financial Statements (Cont.)

data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants,

(b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain

(loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options

SEMIANNUAL REPORT	JUNE 30, 2016	33

Notes to Financial Statements (Cont.)

on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term debt investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$59,473	$85,456	$(121,800)	$(199)	$237	$23,167	$156	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools

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Notes to Financial Statements (Cont.)

created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.

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FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the

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Notes to Financial Statements (Cont.)

securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Straddle Options  The Portfolio may enter into differing forms of straddle options (“Straddle”). A Straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little

38	PIMCO VARIABLE INSURANCE TRUST

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volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below),

however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event.

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Notes to Financial Statements (Cont.)

As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate,

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a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

SEMIANNUAL REPORT	JUNE 30, 2016	41

Notes to Financial Statements (Cont.)

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.)

currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a

SEMIANNUAL REPORT	JUNE 30, 2016	43

Notes to Financial Statements (Cont.)

separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	0.50%
Administrative Class	0.50%
Advisor Class	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses   PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets except PIMCO All Asset Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$13,960	$5,968

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2016, were as follows (amounts in thousands):

U S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$260,347	$246,437	$115,121	$83,823

SEMIANNUAL REPORT	JUNE 30, 2016	45

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	81	$879	215	$2,352
Administrative Class	678	7,281	4,371	48,158
Advisor Class	5,449	58,647	13,971	152,491
Issued as reinvestment of distributions
Institutional Class	2	19	10	102
Administrative Class	29	318	251	2,680
Advisor Class	102	1,103	677	7,198
Cost of shares redeemed
Institutional Class	(15)	(166)	(21)	(230)
Administrative Class	(1,662)	(17,766)	(5,865)	(64,356)
Advisor Class	(100)	(1,067)	(38)	(409)
Net increase (decrease) resulting from Portfolio share transactions	4,564	$49,248	13,571	$147,986

As of June 30, 2016, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 81% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$378,778	$11,433	$(6,528)	$4,905

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2016	47

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	HKD	Hong Kong Dollar	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TWD	Taiwanese Dollar
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand
EUR	Euro

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	JIBAR	Johannesburg Interbank Agreed Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

48	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT06SAR_063016

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2016

PIMCO Foreign Bond Portfolio (Unhedged)

Share Classes

■	Institutional
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Outside of the reporting period, PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st.

The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the six-month fiscal reporting period include:

■

The first segment of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit, pushing government sovereign yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve (“Fed”) on hold at their June 2016 meeting, after having slightly raised interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term interest rates rose with the initial Fed rate hike in December 2015. Revised first quarter 2016 U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23, 2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the Pound Sterling and European and Japanese equities, most asset classes generally recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.37% for the reporting period. Yields declined across the majority of the U.S. Treasury yield curve as a more dovish tone from the Fed coupled with the surprise result of the U.K. referendum pushed expectations for policy normalization further into the future. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.27% on December 31, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.31% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 6.24% over the reporting period. U.S. real interest rates followed nominal yields sharply lower as concerns surrounding China’s growth prospects early in the reporting period coupled with uncertainty over the U.K.

2	PIMCO VARIABLE INSURANCE TRUST

referendum created a strong flight-to-quality bid and more tempered expectations for near-term Fed rate hikes. Despite posting positive absolute returns, U.S. TIPS were outpaced by comparable nominal U.S. Treasuries as market-based inflation expectations ended the period lower. U.S. breakeven inflation rates were pressured lower by low headline inflation data and outsized demand for safe-haven nominal U.S. Treasuries.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 13.25% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and precious metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by strong demand and production outages. Within precious metals, gold prices were the beneficiary of strong safe-haven demand around risk-off events, particularly in June 2016 following the U.K.’s historic vote to leave the European Union. Agriculture commodity prices also advanced over the period, led by sugar prices which rallied on Brazilian rainfall, Indian import demand as well as strength in the Brazilian real.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 3.11% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and refinancing concerns. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals. Positive representation and warranty settlement developments also benefited the sector.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.54% over the reporting period, as falling credit yields and a commodity-fueled rally drove returns over the reporting period. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 8.02% over the reporting period. Strong performance from commodity sectors and risk-on sentiment drove returns, as asset sales and equity issuance strengthened balance sheets. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher-yielding instruments.

■

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.90% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 14.02% over the reporting period. The slowdown in China continued apace, though policymakers have used expanded credit availability and a gradual depreciation of the Chinese currency to soften the landing. Higher commodity prices and improving terms of trade helped EM currencies broadly gain during the reporting period.

■

Global equity markets showed mixed performance amid a period marked by economic uncertainty, increased volatility and concerns around the U.K. referendum. U.S. equities, as represented by the S&P 500 Index, returned 3.84% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 6.41% over the same period. In contrast, developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 4.42% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2016	3

Important Information About the PIMCO Foreign Bond Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class,

Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Foreign Bond Portfolio (Unhedged)	04/30/08	04/30/12	—	04/30/08	03/31/09	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2016	5

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

United States	26.7%
Short-Term Instruments‡	15.2%
Denmark	9.9%
United Kingdom	9.0%
France	6.3%
Other	32.9%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.
‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2016
	6 Months*	1 Year	5 Years	Inception**
PIMCO Foreign Bond Portfolio (Unhedged) Institutional Class	10.47%	8.82%	—	(0.02)%
PIMCO Foreign Bond Portfolio (Unhedged) Administrative Class	10.40%	8.66%	0.85%	3.56%
PIMCO Foreign Bond Portfolio (Unhedged) Advisor Class	10.35%	8.55%	0.72%	3.80%
Barclays Global Aggregate ex-USD (USD Unhedged) Index****±	11.94%	11.24%	0.35%	2.16%***
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD	13.58%	14.43%	0.38%	2.59%***

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** For class inception dates please refer to the Important Information.

*** Average annual total return since 04/30/2008.

**** Prior to December 1, 2015, the Portfolio’s broad-based securities market index was JPMorgan GBI FX NY Index Unhedged in USD.

± Barclays Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the US Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.76% for Institutional Class shares, 0.91% for Administrative Class shares, and 1.01% for Advisor Class shares.

Investment Objective and Strategy Overview

»

PIMCO Foreign Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

Following are key factors impacting the Portfolio’s performance during the reporting period:

»	An overweight to duration in France added to relative performance, as French yields decreased.

»	An underweight to the British pound added to relative performance, as the pound depreciated during the end of the reporting period.

»	An overweight to duration in Denmark added to relative performance, as Danish yields decreased.

»	An underweight to the Japanese yen detracted from relative performance, as the currency appreciated against the U.S. dollar.

»	An underweight to Belgium rates detracted from relative performance, as Belgian yields declined.

»	Exposure to corporate financial spread duration detracted from relative performance, as spreads widened.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Foreign Bond Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contacts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional	$1,000.00	$1,104.70	$3.91	$1,000.00	$1,020.74	$3.76	0.76%
Administrative Class	1,000.00	1,104.00	4.68	1,000.00	1,020.00	4.50	0.91
Advisor Class	1,000.00	1,103.50	5.20	1,000.00	1,019.51	4.99	1.01

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2016	7

Financial Highlights PIMCO Foreign Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions(b)
Institutional Class
01/01/2016 - 06/30/2016+	$9.61	$0.07	$0.93	$1.00	$(0.07)	$0.00	$0.00	$(0.07)
12/31/2015	10.53	0.17	(0.89)	(0.72)	0.00	(0.03)	(0.17)	(0.20)
12/31/2014	10.74	0.27	(0.20)	0.07	(0.25)	(0.03)	0.00	(0.28)
12/31/2013	11.81	0.24	(0.98)	(0.74)	(0.22)	(0.11)	0.00	(0.33)
04/30/2012 - 12/31/2012	11.90	0.23	0.14	0.37	(0.19)	(0.27)	0.00	(0.46)
Administrative Class
01/01/2016 - 06/30/2016+	9.61	0.06	0.94	1.00	(0.07)	0.00	0.00	(0.07)
12/31/2015	10.53	0.15	(0.89)	(0.74)	0.00	(0.03)	(0.15)	(0.18)
12/31/2014	10.74	0.25	(0.20)	0.05	(0.23)	(0.03)	0.00	(0.26)
12/31/2013	11.81	0.23	(0.99)	(0.76)	(0.20)	(0.11)	0.00	(0.31)
12/31/2012	12.09	0.32	0.32	0.64	(0.65)	(0.27)	0.00	(0.92)
12/31/2011	11.40	0.25	0.72	0.97	(0.24)	(0.04)	0.00	(0.28)
Advisor Class
01/01/2016 - 06/30/2016+	9.61	0.06	0.93	0.99	(0.06)	0.00	0.00	(0.06)
12/31/2015	10.53	0.14	(0.89)	(0.75)	0.00	(0.03)	(0.14)	(0.17)
12/31/2014	10.74	0.24	(0.20)	0.04	(0.22)	(0.03)	0.00	(0.25)
12/31/2013	11.81	0.22	(0.99)	(0.77)	(0.19)	(0.11)	0.00	(0.30)
12/31/2012	12.09	0.30	0.31	0.61	(0.62)	(0.27)	0.00	(0.89)
12/31/2011	11.40	0.24	0.72	0.96	(0.23)	(0.04)	0.00	(0.27)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$10.54	10.47%	$10	0.76	%*	0.75	%*	1.38	%*	165%
9.61	(6.90)	9	0.76		0.75		1.72		325
10.53	0.57	10	0.76		0.75		2.45		277
10.74	(6.31)	10	0.78		0.75		2.18		174
11.81	3.10	10	0.79	*	0.75	*	2.85	*	309

10.54	10.40	10,728	0.91	*	0.90	*	1.25	*	165
9.61	(7.07)	9,790	0.91		0.90		1.54		325
10.53	0.40	10,388	0.91		0.90		2.28		277
10.74	(6.47)	12,314	0.93		0.90		2.05		174
11.81	5.50	9,943	0.94		0.90		2.69		309
12.09	8.53	8,472	0.90		0.90		2.08		166

10.54	10.35	28,881	1.01	*	1.00	*	1.16	*	165
9.61	(7.17)	24,232	1.01		1.00		1.44		325
10.53	0.30	28,547	1.01		1.00		2.17		277
10.74	(6.57)	37,532	1.03		1.00		1.95		174
11.81	5.23	33,844	1.04		1.00		2.48		309
12.09	8.42	39,994	1.00		1.00		2.00		166

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2013	9

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (Unhedged)

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2016

Assets:
Investments, at value
Investments in securities*	$40,342
Investments in Affiliates	575
Financial Derivative Instruments
Exchange-traded or centrally cleared	81
Over the counter	1,520
Cash	2
Deposits with counterparty	890
Foreign currency, at value	235
Receivable for investments sold	7,932
Receivable for TBA investments sold	4,912
Receivable for Portfolio shares sold	3,172
Interest and/or dividends receivable	236
Total Assets	59,897

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,998
Payable for short sales	1,267
Financial Derivative Instruments
Exchange-traded or centrally cleared	57
Over the counter	1,383
Payable for investments purchased	7,843
Payable for TBA investments purchased	7,039
Deposits from counterparty	660
Payable for Portfolio shares redeemed	2
Accrued investment advisory fees	8
Accrued supervisory and administrative fees	15
Accrued distribution fees	5
Accrued servicing fees	1
Total Liabilities	20,278

Net Assets	$39,619

Net Assets Consist of:
Paid in capital	$37,585
(Overdistributed) net investment income	(521)
Accumulated undistributed net realized gain	280
Net unrealized appreciation	2,275

Net Assets	$39,619

Net Assets:
Institutional Class	$10
Administrative Class	10,728
Advisor Class	28,881

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	1,018
Advisor Class	2,741

Net Asset Value Per Share Outstanding
Institutional Class	$10.54
Administrative Class	10.54
Advisor Class	10.54

Cost of investments in securities	$39,309
Cost of investments in Affiliates	$575
Cost of foreign currency held	$236
Proceeds received on short sales	$1,259
Cost or premiums of financial derivative instruments, net	$(7)

* Includes repurchase agreements of:	$114

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (Unhedged)

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2016

Investment Income:
Interest	$365
Dividends from Investments in Affiliates	9
Total Income	374

Expenses:
Investment advisory fees	43
Supervisory and administrative fees	86
Servicing fees - Administrative Class	8
Distribution and/or servicing fees - Advisor Class	31
Interest expense	1
Total Expenses	169

Net Investment Income	205

Net Realized Gain (Loss):
Investments in securities	(133)
Investments in Affiliates	(9)
Exchange-traded or centrally cleared financial derivative instruments	(367)
Over the counter financial derivative instruments	1,007
Foreign currency	(207)

Net Realized Gain	291

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	1,997
Investments in Affiliates	10
Exchange-traded or centrally cleared financial derivative instruments	803
Over the counter financial derivative instruments	(106)
Foreign currency assets and liabilities	172

Net Change in Unrealized Appreciation	2,876

Net Increase in Net Assets Resulting from Operations	$3,372

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	11

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$205	$515
Net realized gain (loss)	291	(2,205)
Net change in unrealized appreciation (depreciation)	2,876	(986)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,372	(2,676)

Distributions to Shareholders:
From net investment income
Institutional Class	(0)	0
Administrative Class	(68)	0
Advisor Class	(156)	0
From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(27)
Advisor Class	0	(65)
Tax basis return of capital
Institutional Class	0	0
Administrative Class	0	(140)
Advisor Class	0	(368)

Total Distributions(a)	(224)	(600)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	2,440	(1,638)

Total Increase (Decrease) in Net Assets	5,588	(4,914)

Net Assets:
Beginning of period	34,031	38,945
End of period*	$39,619	$34,031

* Including (overdistributed) net investment income of:	$(521)	$(502)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged)

June 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.8%

AUSTRALIA 1.4%

CORPORATE BONDS & NOTES 0.5%
Westpac Banking Corp.
1.850% due 11/26/2018		$200	$203

SOVEREIGN ISSUES 0.9%
New South Wales Treasury Corp.
2.750% due 11/20/2025 (e)	AUD	124	111
Queensland Treasury Corp.
4.250% due 07/21/2023		300	253

			364

Total Australia (Cost $611)			567

BELGIUM 0.7%

CORPORATE BONDS & NOTES 0.7%
Anheuser-Busch InBev S.A.
0.046% due 05/05/2017	EUR	250	278

Total Belgium (Cost $287)			278

BRAZIL 2.9%

CORPORATE BONDS & NOTES 0.5%
Petrobras Global Finance BV
7.875% due 03/15/2019		$100	104
8.375% due 05/23/2021		100	103

			207

SOVEREIGN ISSUES 2.4%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (c)	BRL	2,500	752
0.000% due 07/01/2017 (c)		700	192

			944

Total Brazil (Cost $1,043)			1,151

CANADA 4.8%

CORPORATE BONDS & NOTES 1.0%
Bank of Nova Scotia
1.875% due 04/26/2021		$100	101
Royal Bank of Canada
2.300% due 03/22/2021		100	103
Toronto-Dominion Bank
1.094% due 07/02/2019		200	199

			403

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
Canadian Mortgage Pools
1.241% due 07/01/2020	CAD	92	70

SOVEREIGN ISSUES 3.6%
Province of Alberta
1.250% due 06/01/2020		100	78
2.350% due 06/01/2025		100	80
Province of Ontario
2.600% due 06/02/2025		1,300	1,070
3.450% due 06/02/2045		100	88
6.200% due 06/02/2031		100	113

			1,429

Total Canada (Cost $1,821)			1,902

DENMARK 10.2%

CORPORATE BONDS & NOTES 10.2%
Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2037	DKK	100	15

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 10/01/2047	DKK	494	$74
3.000% due 10/01/2047		200	31
Nykredit Realkredit A/S
1.000% due 07/01/2016		3,700	552
1.000% due 10/01/2016		3,400	510
1.000% due 04/01/2017		700	106
2.000% due 04/01/2017		400	61
2.000% due 10/01/2037		798	120
2.500% due 10/01/2037		600	92
2.500% due 10/01/2047		1,598	240
3.000% due 10/01/2047		2,872	441
Realkredit Danmark A/S
1.000% due 01/01/2017		1,800	271
1.000% due 04/01/2017		2,100	316
2.000% due 01/01/2017		2,500	377
2.000% due 04/01/2017		3,100	471
2.500% due 10/01/2037		598	92
2.500% due 10/01/2047		996	150
3.000% due 10/01/2047		793	121

Total Denmark (Cost $4,038)			4,040

FRANCE 6.5%

CORPORATE BONDS & NOTES 1.4%
Credit Agricole S.A.
1.201% due 06/12/2017		$300	300
Dexia Credit Local S.A.
1.875% due 03/28/2019		250	253

			553

SOVEREIGN ISSUES 5.1%
France Government International Bond
0.250% due 11/25/2020	EUR	100	114
1.000% due 11/25/2018		200	230
3.250% due 05/25/2045		300	529
4.000% due 10/25/2038		125	231
4.500% due 04/25/2041 (h)		400	812
France Treasury Notes
2.500% due 07/25/2016		100	111

			2,027

Total France (Cost $2,328)			2,580

GERMANY 1.9%

CORPORATE BONDS & NOTES 1.4%
KFW
6.000% due 08/20/2020	AUD	100	86
Landwirtschaftliche Rentenbank
5.500% due 03/29/2022		400	348
Symrise AG
4.125% due 10/25/2017	EUR	100	116

			550

SOVEREIGN ISSUES 0.5%
Republic of Germany
4.250% due 07/04/2039		100	210

Total Germany (Cost $751)			760

GREECE 0.5%

SOVEREIGN ISSUES 0.5%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	10,000	92
5.000% due 08/22/2016		10,000	96

Total Greece (Cost $187)			188

IRELAND 0.5%

ASSET-BACKED SECURITIES 0.1%
CELF Loan Partners PLC
0.049% due 05/03/2023	EUR	35	39

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mercator CLO PLC
0.048% due 02/18/2024	EUR	14	$16

			55

SOVEREIGN ISSUES 0.4%
Ireland Government International Bond
5.400% due 03/13/2025		100	157

Total Ireland (Cost $207)			212

ITALY 4.1%

CORPORATE BONDS & NOTES 1.5%
Banca Carige SpA
3.875% due 10/24/2018	EUR	200	238
Intesa Sanpaolo SpA
5.710% due 01/15/2026		$200	190
Telecom Italia SpA
6.375% due 06/24/2019	GBP	100	147

			575

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%
Claris Finance SRL
0.208% due 10/31/2060	EUR	92	102
Giovecca Mortgages SRL
0.351% due 04/23/2048		69	76

			178

SOVEREIGN ISSUES 2.2%
Italy Buoni Poliennali Del Tesoro
2.700% due 03/01/2047		100	119
3.250% due 09/01/2046		100	134
4.000% due 02/01/2037		300	442
Italy Government International Bond
6.000% due 08/04/2028	GBP	100	169

			864

Total Italy (Cost $1,639)			1,617

JAPAN 4.0%

CORPORATE BONDS & NOTES 0.5%
Sumitomo Mitsui Financial Group, Inc.
2.337% due 03/09/2021		$200	204

SOVEREIGN ISSUES 3.5%
Japan Government International Bond
0.800% due 03/20/2046	JPY	120,000	1,389

Total Japan (Cost $1,521)			1,593

JERSEY, CHANNEL ISLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%
AA Bond Co. Ltd.
4.249% due 07/31/2043	GBP	100	138

Total Jersey, Channel Islands (Cost $151)			138

LUXEMBOURG 0.6%

CORPORATE BONDS & NOTES 0.6%
Commerzbank Finance & Covered Bond S.A.
4.250% due 06/04/2018	EUR	200	239

Total Luxembourg (Cost $227)			239

NETHERLANDS 1.7%

CORPORATE BONDS & NOTES 1.7%
Cooperatieve Rabobank UA
2.500% due 01/19/2021		$250	256

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	13

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.375% due 07/26/2016 (f)		$300	$302
Ziggo Secured Finance BV
3.750% due 01/15/2025	EUR	100	109

Total Netherlands (Cost $657)			667

SLOVENIA 4.5%

SOVEREIGN ISSUES 4.5%
Slovenia Government International Bond
4.125% due 02/18/2019		$300	316
4.700% due 11/01/2016	EUR	500	563
5.250% due 02/18/2024		$400	452
5.500% due 10/26/2022		200	227
5.850% due 05/10/2023		200	233

Total Slovenia (Cost $1,786)			1,791

SPAIN 3.0%

SOVEREIGN ISSUES 3.0%
Autonomous Community of Catalonia
4.300% due 11/15/2016	EUR	150	168
4.750% due 06/04/2018		100	113
4.950% due 02/11/2020		50	58
Autonomous Community of Madrid
4.125% due 05/21/2024		100	135
Spain Government International Bond
2.900% due 10/31/2046		100	125
3.300% due 07/30/2016		100	111
4.700% due 07/30/2041		100	166
5.150% due 10/31/2028 (h)		200	313

Total Spain (Cost $1,199)			1,189

SUPRANATIONAL 0.3%

CORPORATE BONDS & NOTES 0.3%
Inter-American Development Bank
1.875% due 03/15/2021		$100	103

Total Supranational (Cost $100)			103

SWEDEN 1.4%

CORPORATE BONDS & NOTES 1.4%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	1,000	126
Stadshypotek AB
2.500% due 09/18/2019		1,000	128
Svenska Handelsbanken AB
1.781% due 03/30/2021		$250	253
Swedbank Hypotek AB
3.750% due 12/20/2017	SEK	300	38

Total Sweden (Cost $582)			545

SWITZERLAND 1.4%

CORPORATE BONDS & NOTES 1.2%
Credit Suisse AG
3.000% due 10/29/2021		$250	256
UBS AG
5.125% due 05/15/2024		200	204

			460

SOVEREIGN ISSUES 0.2%
Switzerland Government Bond
3.500% due 04/08/2033	CHF	50	85

Total Switzerland (Cost $537)			545

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 9.2%

ASSET-BACKED SECURITIES 0.0%
Motor PLC
0.933% due 08/25/2021		$16	$16

CORPORATE BONDS & NOTES 2.9%
Barclays PLC
6.500% due 09/15/2019 (f)	EUR	200	197
8.000% due 12/15/2020 (f)		200	208
HBOS PLC
5.374% due 06/30/2021		100	127
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	100	170
12.000% due 12/16/2024 (f)		$100	137
Santander UK Group Holdings PLC
2.875% due 10/16/2020		200	199
Virgin Media Secured Finance PLC
4.875% due 01/15/2027	GBP	100	125

			1,163

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.1%
Eurosail PLC
0.035% due 03/13/2045	EUR	56	59
0.044% due 12/10/2044		49	52
0.735% due 03/13/2045	GBP	111	141
Hercules Eclipse PLC
0.831% due 10/25/2018		46	60
Kensington Mortgage Securities PLC
0.045% due 06/14/2040	EUR	45	45
Leek Finance PLC
0.904% due 09/21/2038		$198	211
Mansard Mortgages PLC
1.222% due 12/15/2049	GBP	140	174
Newgate Funding PLC
1.572% due 12/15/2050		169	200
RMAC Securities PLC
0.025% due 06/12/2044	EUR	128	127
0.744% due 06/12/2044	GBP	148	175

			1,244

SOVEREIGN ISSUES 3.2%
United Kingdom Gilt
3.250% due 01/22/2044		600	1,062
3.500% due 01/22/2045		100	186

			1,248

Total United Kingdom (Cost $3,691)			3,671

UNITED STATES 27.6%

ASSET-BACKED SECURITIES 2.5%
Citigroup Mortgage Loan Trust, Inc.
0.713% due 06/25/2037		$200	136
Countrywide Asset-Backed Certificates
0.673% due 06/25/2047		300	193
First Franklin Mortgage Loan Trust
0.923% due 11/25/2036		300	174
Panhandle-Plains Higher Education Authority, Inc.
1.755% due 10/01/2035		41	40
Renaissance Home Equity Loan Trust
3.003% due 12/25/2032		86	81
Saxon Asset Securities Trust
2.203% due 12/25/2037		85	68
SG Mortgage Securities Trust
0.603% due 10/25/2036		200	123
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	70	75
Structured Asset Investment Loan Trust
2.178% due 10/25/2034		$116	98

			988

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%
Charter Communications Operating LLC
3.500% due 01/24/2023	$100	$100

CORPORATE BONDS & NOTES 3.9%
Ally Financial, Inc.
2.750% due 01/30/2017	100	101
3.600% due 05/21/2018	100	100
American International Group, Inc.
3.900% due 04/01/2026	100	103
Anheuser-Busch InBev Finance, Inc.
3.300% due 02/01/2023	100	105
Bank of America Corp.
6.875% due 04/25/2018	100	109
Charter Communications Operating LLC
4.464% due 07/23/2022	100	108
Citigroup, Inc.
1.587% due 06/07/2019	100	100
2.650% due 10/26/2020	100	102
International Lease Finance Corp.
6.750% due 09/01/2016	100	101
MUFG Americas Holdings Corp.
3.000% due 02/10/2025	100	102
Santander Holdings USA, Inc.
2.115% due 11/24/2017	200	200
UnitedHealth Group, Inc.
3.750% due 07/15/2025	100	110
Wells Fargo & Co.
3.000% due 02/19/2025	100	103
Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025	100	103

		1,547

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.7%
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	134	112
Citigroup Mortgage Loan Trust, Inc.
2.760% due 09/25/2035	14	13
Commercial Mortgage Trust
1.734% due 07/10/2046 (a)	646	14
2.132% due 07/10/2046 (a)	474	31
Countrywide Alternative Loan Trust
1.133% due 08/25/2034	2	2
Credit Suisse Mortgage Capital Certificates
5.924% due 12/16/2049	145	147
DBUBS Mortgage Trust
0.384% due 11/10/2046 (a)	200	3
1.049% due 11/10/2046 (a)	188	4
Deutsche ALT-A Securities, Inc.
0.643% due 08/25/2047	172	125
First Horizon Mortgage Pass-Through Trust
3.058% due 05/25/2037 ^	46	36
HarborView Mortgage Loan Trust
0.728% due 02/19/2036	344	254
Impac CMB Trust
1.173% due 10/25/2034	82	71
IndyMac Mortgage Loan Trust
0.693% due 07/25/2035	30	26
JPMorgan Alternative Loan Trust
2.849% due 12/25/2035 ^	95	80
JPMorgan Chase Commercial Mortgage Securities Trust
4.070% due 11/15/2043	200	215
JPMorgan Mortgage Trust
2.815% due 02/25/2036 ^	26	23
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.302% due 08/15/2032	43	41
Merrill Lynch Mortgage Investors Trust
2.650% due 02/25/2035	14	14
Merrill Lynch/Countrywide Commercial Mortgage Trust
6.071% due 08/12/2049	98	102

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Bank of America Merrill Lynch Trust
1.193% due 12/15/2048 (a)	$313	$17
Royal Bank of Scotland Capital Funding Trust
6.297% due 12/16/2049	55	56
Thornburg Mortgage Securities Trust
2.489% due 06/25/2047 ^	17	15
WaMu Commercial Mortgage Securities Trust
5.648% due 03/23/2045	41	41
Wells Fargo Mortgage-Backed Securities Trust
2.954% due 10/25/2035	30	30

		1,472

U.S. GOVERNMENT AGENCIES 9.6%
Fannie Mae
0.883% due 11/25/2040	39	39
0.903% due 11/25/2040	75	75
Fannie Mae, TBA
3.000% due 07/01/2046 - 08/01/2046	2,000	2,068
Freddie Mac
0.786% due 01/15/2038	98	98
1.042% due 12/15/2037	14	14
1.926% due 01/15/2038 (a)	98	6
Freddie Mac, TBA
3.500% due 08/01/2046	1,000	1,053
NCUA Guaranteed Notes
0.835% due 11/06/2017	292	292
1.006% due 12/08/2020	116	116
Small Business Administration
5.980% due 05/01/2022	37	40

		3,801

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 7.6%
U.S. Treasury Bonds
3.750% due 11/15/2043		$200	$264
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2023		1,140	1,157
0.250% due 01/15/2025 (h)		909	924
0.375% due 07/15/2025 (h)(k)		202	208
2.375% due 01/15/2025 (h)(k)		381	455

			3,008

Total United States (Cost $10,790)			10,916

SHORT-TERM INSTRUMENTS 14.3%

REPURCHASE AGREEMENTS (g) 0.3%
			114

FRANCE TREASURY BILLS 0.3%
(0.485%) due 07/27/2016 (d)	EUR	100	111

JAPAN TREASURY BILLS 13.7%
0.058% due 08/10/2016 - 09/12/2016 (b)(c)	JPY	560,000	5,425

Total Short-Term Instruments (Cost $5,156)			5,650

Total Investments in Securities (Cost $39,309)			40,342

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.5%

SHORT-TERM INSTRUMENTS 1.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.5%
PIMCO Short-Term Floating NAV Portfolio III	58,212	$575

Total Short-Term Instruments (Cost $575)		575

Total Investments in Affiliates (Cost $575)		575

Total Investments 103.3% (Cost $39,884)		$40,917

Financial Derivative Instruments (i)(j) 0.4% (Cost or Premiums, net $(7))		161

Other Assets and Liabilities, net (3.7)%		(1,459)

Net Assets 100.0%		$39,619

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	06/30/2016	07/01/2016	$114	U.S. Treasury Notes 1.000% due 05/15/2018	$(121)	$114	$114

Total Repurchase Agreements						$(121)	$114	$114

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BOS	0.630%	06/17/2016	07/08/2016	$	(917)	$(917)
BPS	(0.330)	05/04/2016	08/03/2016	EUR	(276)	(306)
MBC	(0.410)	04/12/2016	07/13/2016		(699)	(775)

Total Reverse Repurchase Agreements						$(1,998)

(2)

The average amount of borrowings outstanding during the period ended June 30, 2016 was $(798) at a weighted average interest rate of (0.238%). Average borrowings includes sale-buyback transactions, of which there were none open at period end.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	15

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (3)
Fannie Mae, TBA	3.500%	07/01/2046	$200	$(209)	$(211)
Fannie Mae, TBA	4.500	07/01/2046	700	(762)	(764)
U.S. Treasury Bonds	4.500	02/15/2036	200	(288)	(292)

Total Short Sales				$(1,259)	$(1,267)

(3)	Payable for short sales includes $3 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

(h)	Securities with an aggregate market value of $2,050 have been pledged as collateral under the terms of the following master agreements as of June 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(917)	$0	$0	$(917)	$924	$7
BPS	0	(306)	0	0	(306)	313	7
MBC	0	(775)	0	0	(775)	812	37
SSB	114	0	0	0	114	(121)	(7)

Master Securities Forward Transaction Agreement
GSC	0	0	0	(292)	(292)	0	(292)

Total Borrowings and Other Financing Transactions	$114	$(1,998)	$0	$(292)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(775)	$(306)	$0	$(1,081)
U.S. Treasury Obligations	$0	$(917)	$0	$0	$(917)

Total Borrowings	$0	$(1,692)	$(306)	$0	$(1,998)

Gross amount of recognized liabilities for reverse repurchase agreements					$(1,998)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note September Futures	$110.000	08/26/2016	8	$0	$0
Put - CBOT U.S. Treasury 5-Year Note September Futures	111.000	08/26/2016	11	0	0
Put - CBOT U.S. Treasury 5-Year Note September Futures	112.500	08/26/2016	7	0	0
Put - CBOT U.S. Treasury 10-Year Note September Futures	114.000	08/26/2016	52	1	0
Put - CBOT U.S. Treasury 10-Year Note September Futures	120.000	08/26/2016	1	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond Futures	235.000	08/26/2016	1	0	0

				$1	$0

Total Purchased Options				$1	$0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2017	42	$(48)	$0	$(2)
90-Day Eurodollar March Futures	Short	03/2018	6	(7)	0	0
Australia Government 3-Year Note September Futures	Long	09/2016	4	1	0	(1)
Call Options Strike @ EUR 166.500 on Euro-Bund 10-Year Bond August Futures	Short	07/2016	7	(7)	0	(1)
Call Options Strike @ EUR 182.000 on Euro-Bund 10-Year Bond September Futures	Long	08/2016	7	0	0	0
Euro-Bobl September Futures	Long	09/2016	4	6	0	0
Euro-BTP Italy Government Bond September Futures	Long	09/2016	13	14	13	0
Euro-Bund 10-Year Bond September Futures	Short	09/2016	1	0	0	0
Euro-OAT France Government 10-Year Bond September Futures	Long	09/2016	3	13	2	0
Japan Government 10-Year Bond September Futures	Long	09/2016	3	24	3	(2)
Put Options Strike @ EUR 129.250 on Euro-Bobl September Futures	Long	08/2016	18	0	0	0
Put Options Strike @ EUR 161.500 on Euro-Bund 10-Year Bond August Futures	Long	07/2016	7	(3)	0	0
U.S. Treasury 5-Year Note September Futures	Long	09/2016	26	58	2	0
U.S. Treasury 10-Year Note September Futures	Long	09/2016	53	184	0	(4)
U.S. Treasury Ultra Long-Term Bond September Futures	Short	09/2016	1	(12)	1	0
United Kingdom Long Gilt September Futures	Long	09/2016	1	7	1	0

Total Futures Contracts				$230	$22	$(10)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
iTraxx Europe Main 25 5-Year Index	(1.000)%	06/20/2021	EUR 400	$(4)	$1	$0	$(3)
iTraxx Europe Senior 25 5-Year Index	(1.000)	06/20/2021	600	4	5	0	(10)

				$0	$6	$0	$(13)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$300	$10	$(1)	$2	$0
CDX.IG-25 5-Year Index	1.000	12/20/2020	4,100	34	41	7	0
CDX.IG-26 5-Year Index	1.000	06/20/2021	700	8	1	1	0

				$52	$41	$10	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Year BRL-CDI *	12.360%	01/04/2021	BRL	1,100	$4	$6	$1	$0
Pay	1-Year BRL-CDI *	12.800	01/02/2025		200	2	2	0	0
Receive	3-Month CAD-Bank Bill *	2.200	06/16/2026	CAD	400	(27)	(10)	0	0
Pay	3-Month CHF-LIBOR *	0.050	03/16/2026	CHF	200	10	10	1	0
Pay	3-Month SEK-STIBOR *	1.080	01/26/2025	SEK	200	1	1	0	0
Pay	3-Month SEK-STIBOR *	1.085	01/26/2025		200	1	1	0	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	17

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	06/15/2018	$	700	$(7)	$(3)	$0	$0
Receive	3-Month USD-LIBOR	2.000	06/15/2021		1,800	(89)	(20)	0	0
Receive	3-Month USD-LIBOR	2.000	08/31/2022		500	(30)	(18)	0	0
Receive	3-Month USD-LIBOR	2.000	06/15/2023		1,800	(104)	(57)	1	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2023		3,500	(121)	(46)	4	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		5,600	(152)	(64)	13	0
Pay	3-Month USD-LIBOR	2.098	07/01/2041		200	1	0	0	0
Pay	3-Month USD-LIBOR	2.500	06/15/2046		200	30	18	0	(2)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		100	(9)	0	1	0
Pay	3-Month ZAR-JIBAR *	9.000	09/21/2026	ZAR	1,900	5	4	1	0
Receive	6-Month AUD-BBR-BBSW	3.500	12/17/2025	AUD	200	(18)	(12)	0	0
Pay	6-Month EUR-EURIBOR *	0.000	09/21/2018	EUR	800	4	0	0	0
Pay	6-Month EUR-EURIBOR *	0.000	09/21/2021		3,400	16	41	2	0
Pay	6-Month EUR-EURIBOR	1.000	11/30/2025		500	40	32	2	0
Pay	6-Month EUR-EURIBOR	0.750	12/16/2025		100	5	12	0	0
Pay	6-Month EUR-EURIBOR *	0.750	09/21/2026		900	36	25	3	0
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		400	(51)	(49)	0	(3)
Receive	6-Month GBP-LIBOR *	1.750	09/16/2018	GBP	1,100	(37)	(38)	0	(1)
Receive	6-Month GBP-LIBOR *	1.000	09/21/2018		200	(3)	(2)	0	0
Pay	6-Month GBP-LIBOR *	1.250	09/21/2021		1,900	77	67	3	0
Pay	6-Month GBP-LIBOR	1.500	09/21/2026		200	12	12	0	0
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		100	(18)	(18)	0	(1)
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	240,000	12	10	0	(1)
Receive	6-Month JPY-LIBOR	0.500	09/18/2022		160,000	(64)	(35)	1	0
Receive	6-Month JPY-LIBOR	0.300	03/18/2026		20,000	(7)	(5)	0	0
Pay	6-Month JPY-LIBOR	1.500	06/19/2033		320,000	756	762	0	(12)
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		40,000	85	67	0	(2)
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		70,000	(272)	(53)	16	0
Pay	28-Day MXN-TIIE	4.300	09/01/2016	MXN	10,600	0	(1)	0	0
Pay	28-Day MXN-TIIE	4.195	10/05/2017		3,200	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	4.130	10/17/2017		10,000	(5)	(4)	0	(1)

						$82	$634	$49	$(23)

Total Swap Agreements						$134	$681	$59	$(36)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

Cash of $890 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability (1)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$22	$59	$81	$0	$(10)	$(47)	$(57)

(1)	Unsettled variation margin liability of $(11) for closed swap agreements is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
AZD	07/2016	AUD	1,288	$		948	$ 0	$ (13)
	07/2016	NZD	44			31	0	0
	07/2016	$	237		EUR	211	0	(3)
	08/2016	CNH	1,063	$		161	2	0
	08/2016	$	809		AUD	1,095	7	0
BOA	07/2016	DKK	8,216	$		1,235	9	0
	07/2016	EUR	956			1,053	0	(7)
	07/2016	GBP	1,350			1,796	0	(1)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2016	NZD	2,596		$1,836	$0	$(18)
	07/2016		$3,111	GBP	2,122	0	(287)
	08/2016	TWD	11,110		$343	0	(3)
	08/2016		$1,054	EUR	956	7	0
	08/2016		1,797	GBP	1,350	1	0
	08/2016		1,833	NZD	2,596	18	0
	09/2016	AUD	7		$5	0	0
	09/2016	CNH	264		40	0	0
	09/2016	SGD	8		6	0	0
	09/2016		$127	EUR	114	0	0
	10/2016	BRL	400		$104	0	(17)
	10/2016	DKK	390		59	0	0
	01/2017	CNY	444		64	0	(2)
	01/2017		$103	CNY	684	0	(2)
BPS	07/2016	BRL	1,408		$412	0	(26)
	07/2016	DKK	715		107	0	0
	07/2016	NOK	14,677		1,733	0	(21)
	07/2016	SEK	12,185		1,436	1	(5)
	07/2016		$420	BRL	1,408	18	0
	07/2016		33	EUR	29	0	0
	07/2016		48	JPY	4,900	0	(1)
	08/2016	INR	5,510		$81	0	0
	08/2016		$382	BRL	1,311	23	0
	08/2016		112	JPY	11,500	0	(1)
	08/2016		86	MXN	1,636	2	0
	08/2016		1,733	NOK	14,677	21	0
	08/2016		1,415	SEK	11,995	5	0
	09/2016	AUD	17		$13	0	0
	09/2016	CNH	913		138	2	0
	10/2016		435		66	1	0
	10/2016		$66	CNY	436	0	(1)
	01/2017	CNY	927		$134	0	(4)
BRC	07/2016	EUR	78		86	0	0
	07/2016		$86	CHF	84	0	0
	08/2016	CHF	84		$86	0	0
	08/2016	MXN	244		13	0	0
	08/2016		$54	CAD	70	0	0
	08/2016		86	EUR	78	0	0
	08/2016		58	MXN	1,083	1	0
	09/2016	CNH	326		$49	0	0
	10/2016	BRL	1,800		469	0	(76)
CBK	07/2016		102		32	0	0
	07/2016	CAD	2,663		2,048	0	(13)
	07/2016	DKK	405		61	1	0
	07/2016	EUR	677		762	11	0
	07/2016	GBP	589		851	67	0
	07/2016	JPY	79,000		712	0	(53)
	07/2016	NOK	960		115	0	0
	07/2016		$28	BRL	102	4	0
	07/2016		22	CHF	21	0	0
	07/2016		382	EUR	336	0	(9)
	07/2016		60	GBP	40	0	(6)
	07/2016		104	JPY	11,000	3	0
	08/2016	INR	5,507		$81	0	0
	08/2016	MXN	1,580		85	0	(1)
	08/2016	SGD	852		618	0	(15)
	08/2016		$2,048	CAD	2,663	13	0
	08/2016		69	EUR	62	0	0
	08/2016		1,270	INR	85,849	0	(8)
	08/2016		97	MXN	1,808	2	0
	08/2016		869	SGD	1,180	7	0
	09/2016	CNH	160		$24	0	0
	09/2016		$3	AUD	4	0	0
	01/2017		79	RUB	5,720	6	0
DUB	07/2016	BRL	275		$86	0	0
	07/2016		$78	BRL	275	8	0
GLM	07/2016	BRL	405		$126	0	0
	07/2016	EUR	450		500	1	0
	07/2016	NOK	215		26	1	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	19

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2016		$115	BRL	405	$11	$0
	07/2016		22	CHF	21	0	(1)
	07/2016		1,881	EUR	1,688	1	(8)
	08/2016	KRW	79,058		$67	0	(2)
	08/2016		$998	KRW	1,156,277	5	0
	08/2016		24	TWD	779	0	0
	09/2016	EUR	101		$114	1	0
	10/2016	DKK	615		92	0	0
	01/2017		2,550		390	7	0
HUS	07/2016		$1,597	SEK	13,245	0	(31)
	08/2016	CNH	184		$28	0	0
	08/2016	CNY	118		18	0	0
	08/2016		$53	CNH	349	0	(1)
	08/2016		24	SGD	33	0	0
	09/2016	CNH	160		$24	0	0
	09/2016	EUR	33		37	0	0
	09/2016		$20	CNH	134	0	0
	09/2016		29	EUR	26	0	(1)
	09/2016		56	SGD	76	0	0
	10/2016	CNH	119		$18	0	0
	10/2016	CNY	245		37	0	0
	10/2016	DKK	7,370		1,104	1	0
	10/2016		$18	CNY	118	0	0
	01/2017	CNH	172		$26	0	0
	01/2017		$104	CNY	687	0	(2)
	02/2017		40	RUB	2,903	3	0
JPM	07/2016	BRL	135		$42	0	0
	07/2016	CAD	142		109	0	(1)
	07/2016	CHF	126		127	0	(2)
	07/2016	DKK	4,620		703	13	0
	07/2016	EUR	152		171	2	0
	07/2016	GBP	88		127	10	0
	07/2016	JPY	138,000		1,325	0	(11)
	07/2016	RUB	12,234		190	0	(1)
	07/2016		$37	BRL	135	5	0
	07/2016		2,397	CAD	3,143	36	0
	07/2016		70	GBP	53	1	0
	07/2016		1,882	NZD	2,796	114	0
	08/2016	GBP	77		$104	1	0
	08/2016	INR	5,088		75	0	0
	08/2016	RUB	2,224		33	0	(2)
	08/2016		$36	KRW	42,475	1	0
	08/2016		879	MXN	15,933	0	(12)
	09/2016	AUD	7		$5	0	0
	09/2016	CNH	1,706		258	3	0
	09/2016	JPY	190,000		1,785	0	(59)
	09/2016	SGD	58		43	0	0
	09/2016		$99	CNH	645	0	(2)
	09/2016		187	RUB	12,234	1	0
	10/2016	BRL	1,000		$260	0	(43)
	10/2016	CNH	647		99	2	0
	10/2016	DKK	3,419		520	8	0
	10/2016		$200	BRL	700	12	0
	10/2016		37	CNH	245	0	0
	10/2016		99	CNY	646	0	(2)
	07/2017	BRL	700		$187	0	(10)
MSB	07/2016	SEK	1,060		127	2	0
	07/2016		$19	CHF	18	0	0
	07/2016		1,902	NOK	15,852	0	(8)
	08/2016	RUB	1,253		$19	0	(1)
	08/2016		$18	CNY	118	0	0
	09/2016	AUD	61		$46	0	0
	09/2016	EUR	5		6	0	0
	09/2016	SGD	36		27	0	0
	09/2016		$9	EUR	8	0	0
NAB	07/2016		232		210	1	0
	07/2016		9,330	JPY	1,025,936	605	0
	08/2016	EUR	210		$233	0	(1)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
SCX	07/2016		CAD	338	$		260	$0	$(2)
	07/2016		CHF	18			18	0	0
	07/2016		JPY	824,836			8,095	107	0
	07/2016	$		934		AUD	1,300	35	0
	08/2016		CNH	1,625	$		247	4	0
	08/2016		INR	12,462			183	0	0
	08/2016	$		8,103		JPY	824,836	0	(109)
	08/2016			26		NOK	220	0	0
	10/2016		CNH	2,584	$		393	7	0
	10/2016	$		392		CNY	2,584	0	(7)
	01/2017			25		CNH	172	1	0
UAG	07/2016		AUD	12	$		9	0	0
	07/2016		DKK	2,525			380	4	0
	07/2016		EUR	239			272	7	0
	07/2016		GBP	244			352	27	0
	07/2016		NZD	156			104	0	(7)
	07/2016	$		86		EUR	78	1	0
	07/2016			78		GBP	56	0	(3)
	07/2016			181		RUB	12,234	10	0
	08/2016		CNH	290	$		44	1	0
	08/2016		JPY	370,000			3,462	0	(124)
	08/2016		RUB	3,632			54	0	(2)
	08/2016	$		49		INR	3,322	0	0
	09/2016		CNH	329	$		50	1	0
	09/2016		SGD	16			12	0	0
	09/2016	$		47		AUD	63	0	0
	09/2016			472		CNH	3,078	0	(12)
	09/2016			65		SGD	88	0	0
	01/2017		DKK	1,825	$		278	3	0
	04/2017			1,717			261	2	0

Total Forward Foreign Currency Contracts								$1,298	$(1,060)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC CHF versus SEK	SEK	8.090	07/27/2016	CHF	103	$1	$0
	Put - OTC GBP versus USD	$	1.335	09/28/2016	GBP	200	8	7

BPS	Call - OTC USD versus CAD	CAD	1.500	07/14/2016	$	2,900	0	0
	Call - OTC USD versus JPY	JPY	140.000	07/22/2016		8,000	1	0

DUB	Put - OTC EUR versus USD	$	1.100	09/26/2016	EUR	177	4	3

GLM	Put - OTC CHF versus SEK	SEK	8.090	07/27/2016	CHF	300	1	0
	Call - OTC EUR versus USD	$	1.140	09/07/2016	EUR	100	2	1
	Put - OTC EUR versus USD		1.140	09/07/2016		100	2	3
	Put - OTC EUR versus USD		1.105	09/28/2016		400	9	7

HUS	Call - OTC USD versus SGD	SGD	1.354	09/15/2016	$	100	2	1
	Put - OTC USD versus SGD		1.354	09/15/2016		100	1	1

JPM	Call - OTC USD versus JPY	JPY	111.000	08/29/2016		200	3	0
	Call - OTC USD versus NOK	NOK	10.485	08/05/2016		1,900	0	0

SCX	Put - OTC EUR versus USD	$	1.120	07/07/2016	EUR	300	2	4
	Put - OTC EUR versus USD		1.100	09/26/2016		123	2	2
	Call - OTC USD versus CNY	CNY	6.520	10/31/2016	$	8	2	7

							$40	$36

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	12/27/2016	$	12,200	$4	$1
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/21/2016		300	2	3

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.400	03/03/2017	JPY	10,000	1	0

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/13/2016	$	500	4	4

								$11	$8

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	21

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae 3.000% due 09/01/2046	$	89.000	09/07/2016	$1,000	$0	$0

Total Purchased Options						$51	$44

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.250%	09/21/2016	EUR 200	$(1)	$0

CBK	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.250	09/21/2016	400	(1)	(1)

DUB	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.250	09/21/2016	100	0	0

						$(2)	$(1)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
AZD	Call - OTC USD versus CNY	CNY	7.000	11/01/2016	$	200	$(2)	$(1)
BOA	Put - OTC AUD versus USD	$	0.727	08/01/2016	AUD	100	(1)	0
	Call - OTC AUD versus USD		0.795	08/01/2016		100	(1)	0
	Put - OTC AUD Versus USD		0.716	08/03/2016		100	(1)	0
	Call - OTC AUD Versus USD		0.783	08/03/2016		100	(1)	0
	Call - OTC CHF versus SEK	SEK	8.604	07/27/2016	CHF	103	(1)	(1)
	Put - OTC GBP versus USD	$	1.260	09/28/2016	GBP	200	(3)	(3)
	Put - OTC GBP versus USD		1.300	09/28/2016		200	(5)	(5)
BPS	Call - OTC GBP versus USD		1.370	09/26/2016		100	(4)	(2)
	Put - OTC GBP versus USD		1.370	09/26/2016		100	(5)	(6)
CBK	Put - OTC AUD versus USD		0.739	07/22/2016	AUD	220	(2)	(1)
	Put - OTC AUD versus USD		0.731	07/28/2016		100	(1)	0
	Call - OTC AUD versus USD		0.798	07/28/2016		100	(1)	0
	Call - OTC EUR versus JPY	JPY	113.150	09/26/2016	EUR	100	(4)	(4)
	Put - OTC EUR versus JPY		113.150	09/26/2016		100	(3)	(2)
DUB	Put - OTC AUD versus USD	$	0.727	07/28/2016	AUD	100	(1)	0
	Call - OTC AUD versus USD		0.795	07/28/2016		100	(1)	0
	Put - OTC EUR versus USD		1.050	09/26/2016	EUR	177	(1)	(1)
	Call - OTC EUR versus USD		1.140	09/26/2016		177	(3)	(2)
FBF	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$	100	(5)	(1)
GLM	Call - OTC AUD versus JPY	JPY	75.600	09/26/2016	AUD	100	(2)	(3)
	Put - OTC AUD versus JPY		75.600	09/26/2016		100	(3)	(2)
	Call - OTC CHF versus SEK	SEK	8.600	07/27/2016	CHF	300	(3)	(4)
	Call - OTC EUR versus MXN	MXN	22.160	08/17/2016	EUR	200	(2)	(1)
	Put - OTC EUR versus MXN		18.900	03/21/2017		100	(4)	(1)
	Call - OTC EUR versus MXN		22.650	03/21/2017		100	(3)	(3)
	Put - OTC EUR versus USD	$	1.060	09/28/2016		400	(3)	(2)
	Put - OTC EUR versus USD		1.080	09/28/2016		400	(5)	(4)
JPM	Put - OTC USD versus JPY	JPY	106.500	08/29/2016	$	200	(2)	(8)
	Call - OTC USD versus JPY		114.000	08/29/2016		200	(1)	0
NGF	Put - OTC USD versus KRW	KRW	1,145.000	01/24/2017		100	(2)	(3)
SCX	Put - OTC EUR versus USD	$	1.100	07/07/2016	EUR	300	(1)	(1)
	Call - OTC EUR versus USD		1.160	07/07/2016		150	(1)	0
	Put - OTC EUR versus USD		1.050	09/26/2016		123	(1)	(1)
	Call - OTC EUR versus USD		1.140	09/26/2016		123	(2)	(1)
UAG	Put - OTC USD versus KRW	KRW	1,145.000	01/19/2017	$	100	(2)	(3)

							$(83)	$(66)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770%	12/21/2016	$	600	$(2)	$(3)
JPM	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.000	03/03/2017	JPY	60,000	(1)	0
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.765	12/13/2016	$	1,000	(4)	(4)

								$(7)	$(7)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
DUB	Call & Put - OTC 1-Year USD/BRL versus 1-Year USD/BRL Forward Currency Volatility Agreement	0.000%	06/29/2017	$100	$0	$(1)

Total Written Options					$(92)	$(75)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		5		0		(5)		0		0
Notional Amount in $	$	2,490		$4,633		$(950)	$	(2,173)	$	(1,400)	$	2,600
Notional Amount in AUD	AUD	0	AUD	1,440	AUD	(220)	AUD	0	AUD	0	AUD	1,220
Notional Amount in CHF	CHF	0	CHF	803	CHF	(400)	CHF	0	CHF	0	CHF	403
Notional Amount in EUR	EUR	1,000	EUR	5,150	EUR	(1,000)	EUR	(2,000)	EUR	0	EUR	3,150
Notional Amount in GBP	GBP	1,800	GBP	700	GBP	100	GBP	(1,100)	GBP	(700)	GBP	600
Notional Amount in JPY	JPY	0	JPY	60,000	JPY	0	JPY	0	JPY	0	JPY	60,000
Premiums	$	(46)		$(138)		$35	$	43	$	14	$	(92)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	UBS AG	(1.000)%	06/20/2024	2.125%	$	200	$13	$3	$16	$0
CBK	Intesa Sanpaolo SpA	(1.000)	03/20/2026	3.524		200	27	12	39	0
FBF	Altria Group, Inc.	(1.000)	12/20/2020	0.284		100	(3)	0	0	(3)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.361		100	(3)	0	0	(3)
GST	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.561	EUR	100	(3)	1	0	(2)
	United Utilities PLC	(1.000)	12/20/2020	0.720		100	0	(1)	0	(1)
JPM	Ally Financial, Inc.	(5.000)	06/20/2018	1.687	$	100	(8)	1	0	(7)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.333		100	(3)	0	0	(3)

							$20	$16	$55	$(19)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (4)	Notional Amount (5)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.824%	$	200	$(10)	$6	$0	$(4)
	Volkswagen International Finance NV	1.000	12/20/2016	0.339	EUR	100	(1)	2	1	0

BPS	Tesco PLC	1.000	06/20/2021	2.720		100	(8)	(1)	0	(9)

BRC	Russia Government International Bond	1.000	09/20/2016	0.228	$	100	(1)	1	0	0

CBK	Brazil Government International Bond	1.000	03/20/2019	1.824		100	(4)	2	0	(2)

HUS	Brazil Government International Bond	1.000	09/20/2019	2.139		100	(3)	(1)	0	(4)
	Russia Government International Bond	1.000	09/20/2016	0.228		100	(1)	1	0	0

JPM	Tesco PLC	1.000	12/20/2020	2.536	EUR	200	(17)	3	0	(14)

							$(45)	$13	$1	$(33)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	23

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021	EUR	700		$759	$(1)	$17	$16	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2026		140		152	5	(2)	3	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	700		995	(1)	(62)	0	(63)
BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021	EUR	600		650	19	(5)	14	0
CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021		400		433	4	5	9	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2026		440		477	9	(1)	8	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.140% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	500		705	2	(42)	0	(40)
DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021	EUR	700		759	15	1	16	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2026		100		113	1	(3)	0	(2)
GLM	Floating rate equal to 3-Month EUR-EURIBOR less 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2026		300		325	13	(4)	9	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.120% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	700		1,013	(7)	(74)	0	(81)
	Floating rate equal to 3-Month USD-LIBOR less 0.755% based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	09/21/2018		$389	JPY	40,000	(1)	0		(1)
UAG	Floating rate equal to 3-Month EUR-LIBOR less 0.436% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2026	EUR	200		$225	1	(4)	0	(3)

								$59	$(174)	$75	$(190)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month KRW-KORIBOR	1.860%	12/01/2020	KRW	179,600	$0	$4	$4	$0

CBK	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		111,300	0	3	3	0

DUB	Pay	1-Year BRL-CDI	12.360	01/04/2021	BRL	700	(1)	4	3	0
	Pay	3-Month KRW-KORIBOR	1.860	12/01/2020	KRW	538,800	0	13	13	0

NGF	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		179,600	0	4	4	0

							$ (1)	$28	$ 27	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.350%	08/16/2016	$100	$0	$3	$3	$0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.700	08/16/2016	100	0	3	3	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	9.000	08/16/2016	100	0	4	4	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	7.250	01/03/2017	1	0	0	0	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.500	03/22/2017	100	0	2	2	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.550	08/16/2016	100	0	(1)	0	(1)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.900	08/16/2016	100	0	(2)	0	(2)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	11.200	08/16/2016	100	0	(2)	0	(2)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	9.250	01/03/2017	1	0	0	0	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.300	03/22/2017	100	0	(1)	0	(1)
HUS	Pay	EUR versus BRL 1-Year ATM Implied Volatility	23.750	07/13/2016	100	0	8	8	0

						$0	$14	$20	$(6)

Total Swap Agreements						$33	$(103)	$178	$(248)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

(k)	Securities with an aggregate market value of $331 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$9	$0	$0	$9	$(16)	$(1)	$0	$(17)	$(8)	$0	$(8)
BOA	35	7	24	66	(337)	(9)	(67)	(413)	(347)	331	(16)
BPS	73	0	30	103	(59)	(8)	(9)	(76)	27	0	27
BRC	1	0	0	1	(76)	0	0	(76)	(75)	0	(75)
CBK	114	4	59	177	(105)	(11)	(42)	(158)	19	0	19
DUB	8	3	44	55	0	(4)	(8)	(12)	43	(70)	(27)
FBF	0	0	0	0	0	(1)	(6)	(7)	(7)	0	(7)
GLM	27	11	9	47	(11)	(20)	(82)	(113)	(66)	0	(66)
GST	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
HUS	4	2	8	14	(35)	0	(4)	(39)	(25)	0	(25)
JPM	209	0	0	209	(145)	(8)	(24)	(177)	32	0	32
MSB	2	0	0	2	(9)	0	0	(9)	(7)	(10)	(17)
MYC	0	4	0	4	0	(4)	0	(4)	0	0	0
NAB	606	0	0	606	(1)	0	0	(1)	605	(540)	65
NGF	0	0	4	4	0	(3)	0	(3)	1	0	1
SCX	154	13	0	167	(118)	(3)	0	(121)	46	(40)	6
UAG	56	0	0	56	(148)	(3)	(3)	(154)	(98)	0	(98)

Total Over the Counter	$1,298	$44	$178	$1,520	$(1,060)	$(75)	$(248)	$(1,383)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	25

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$22	$22
Swap Agreements	0	10	0	0	49	59

	$0	$10	$0	$0	$71	$81

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,298	$0	$1,298
Purchased Options	0	0	0	36	8	44
Swap Agreements	0	56	0	95	27	178

	$0	$56	$0	$1,429	$35	$1,520

	$0	$66	$0	$1,429	$106	$1,601

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$10	$10
Swap Agreements	0	24	0	0	23	47

	$0	$24	$0	$0	$33	$57

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,060	$0	$1,060
Written Options	0	1	0	67	7	75
Swap Agreements	0	52	0	196	0	248

	$0	$53	$0	$1,323	$7	$1,383

	$0	$77	$0	$1,323	$40	$1,440

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	2	2
Futures	0	0	0	0	176	176
Swap Agreements	0	(27)	0	0	(517)	(544)

	$0	$(27)	$0	$0	$(340)	$(367)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$835	$0	$835
Purchased Options	0	0	0	(34)	0	(34)
Written Options	0	4	0	40	17	61
Swap Agreements	0	9	0	128	8	145

	$0	$13	$0	$969	$25	$1,007

	$0	$(14)	$0	$969	$(315)	$640

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	261	261
Swap Agreements	0	56	0	0	487	543

	$0	$56	$0	$0	$747	$803

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24	$0	$24
Purchased Options	0	0	0	(8)	(4)	(12)
Written Options	0	0	0	15	(7)	8
Swap Agreements	0	46	0	(195)	23	(126)

	$0	$46	$0	$(164)	$12	$(106)

	$0	$102	$0	$(164)	$759	$697

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$203	$0	$203
Sovereign Issues	0	364	0	364
Belgium
Corporate Bonds & Notes	0	278	0	278
Brazil
Corporate Bonds & Notes	0	207	0	207
Sovereign Issues	0	944	0	944
Canada
Corporate Bonds & Notes	0	403	0	403
Non-Agency Mortgage-Backed Securities	0	70	0	70
Sovereign Issues	0	1,429	0	1,429
Denmark
Corporate Bonds & Notes	0	4,040	0	4,040
France
Corporate Bonds & Notes	0	553	0	553
Sovereign Issues	0	2,027	0	2,027
Germany
Corporate Bonds & Notes	0	550	0	550
Sovereign Issues	0	210	0	210
Greece
Sovereign Issues	0	188	0	188
Ireland
Asset-Backed Securities	0	55	0	55
Sovereign Issues	0	157	0	157
Italy
Corporate Bonds & Notes	0	575	0	575
Non-Agency Mortgage-Backed Securities	0	178	0	178
Sovereign Issues	0	864	0	864
Japan
Corporate Bonds & Notes	0	204	0	204
Sovereign Issues	0	1,389	0	1,389
Jersey, Channel Islands
Corporate Bonds & Notes	0	138	0	138
Luxembourg
Corporate Bonds & Notes	0	239	0	239
Netherlands
Corporate Bonds & Notes	0	667	0	667
Slovenia
Sovereign Issues	0	1,791	0	1,791
Spain
Sovereign Issues	0	1,189	0	1,189
Supranational
Corporate Bonds & Notes	0	103	0	103
Sweden
Corporate Bonds & Notes	0	545	0	545

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Switzerland
Corporate Bonds & Notes	$0	$460	$0	$460
Sovereign Issues	0	85	0	85
United Kingdom
Asset-Backed Securities	0	16	0	16
Corporate Bonds & Notes	0	1,163	0	1,163
Non-Agency Mortgage-Backed Securities	0	1,244	0	1,244
Sovereign Issues	0	1,248	0	1,248
United States
Asset-Backed Securities	0	988	0	988
Bank Loan Obligations	0	100	0	100
Corporate Bonds & Notes	0	1,547	0	1,547
Non-Agency Mortgage-Backed Securities	0	1,325	147	1,472
U.S. Government Agencies	0	3,801	0	3,801
U.S. Treasury Obligations	0	3,008	0	3,008
Short-Term Instruments
Repurchase Agreements	0	114	0	114
France Treasury Bills	0	111	0	111
Japan Treasury Bills	0	5,425	0	5,425

	$0	$40,195	$147	$40,342

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$575	$0	$0	$575

Total Investments	$575	$40,195	$147	$40,917

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(975)	0	(975)
U.S. Treasury Obligations	0	(292)	0	(292)

	$0	$(1,267)	$0	$(1,267)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	22	59	0	81
Over the counter	0	1,520	0	1,520

	$22	$1,579	$0	$1,601

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(10)	(36)	0	(46)
Over the counter	0	(1,383)	0	(1,383)

	$(10)	$(1,419)	$0	$(1,429)

Totals	$587	$39,088	$147	$39,822

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	27

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based

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June 30, 2016 (Unaudited)

on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to

SEMIANNUAL REPORT	JUNE 30, 2016	29

Notes to Financial Statements (Cont.)

investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly

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reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term debt investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the

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Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$2,431	$15,208	$(17,065)	$(9)	$10	$575	$9	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(b) Investments in Securities

Inflation-Indexed Bonds The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools

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Notes to Financial Statements (Cont.)

created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To

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Notes to Financial Statements (Cont.)

mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

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Straddle Options  The Portfolio may enter into differing forms of straddle options (“Straddle”). A Straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of

Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default

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Notes to Financial Statements (Cont.)

swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index.
Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

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Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest

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Notes to Financial Statements (Cont.)

rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United

SEMIANNUAL REPORT	JUNE 30, 2016	41

Notes to Financial Statements (Cont.)

States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	0.50%
Administrative Class	0.50%
Advisor Class	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets except PIMCO All Asset Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$2,539	$461

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2016, were as follows (amounts in thousands):

U S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$37,909	$36,321	$11,567	$12,320

SEMIANNUAL REPORT	JUNE 30, 2016	43

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	404	4,107	452	4,495
Advisor Class	963	9,924	527	5,193
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	7	68	17	167
Advisor Class	15	156	44	433
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(412)	(4,158)	(437)	(4,399)
Advisor Class	(759)	(7,657)	(761)	(7,527)
Net increase (decrease) resulting from Portfolio share transactions	218	$2,440	(158)	$(1,638)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2016, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 73% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$39,963	$1,570	$(616)	$954

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2016	45

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MSB	Morgan Stanley Bank N.A.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	NAB	National Australia Bank Ltd.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MBC	HSBC Bank PLC	UAG	UBS AG Stamford
FAR	Wells Fargo Bank National Association

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NZD	New Zealand Dollar
BRL	Brazilian Real	GBP	British Pound	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TWD	Taiwanese Dollar
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
BBSW	Bank Bill Swap Reference Rate	JIBAR	Johannesburg Interbank Agreed Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

46	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT05SAR_063016

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2016

PIMCO Global Advantage® Strategy Bond Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Outside of the reporting period, PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st.

The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the six-month fiscal reporting period include:

■

The first segment of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit, pushing government sovereign yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve (“Fed”) on hold at their June 2016 meeting, after having slightly raised interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term interest rates rose with the initial Fed rate hike in December 2015. Revised first quarter 2016 U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23, 2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the Pound Sterling and European and Japanese equities, most asset classes generally recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.37% for the reporting period. Yields declined across the majority of the U.S. Treasury yield curve as a more dovish tone from the Fed coupled with the surprise result of the U.K. referendum pushed expectations for policy normalization further into the future. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.27% on December 31, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.31% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 6.24% over the reporting period. U.S. real interest rates followed nominal yields sharply lower as concerns surrounding China’s growth prospects early in the reporting period coupled with uncertainty over the U.K. referendum created a strong flight-to-quality bid and more tempered expectations for near-term Fed rate hikes.

2	PIMCO VARIABLE INSURANCE TRUST

Despite posting positive absolute returns, U.S. TIPS were outpaced by comparable nominal U.S. Treasuries as market-based inflation expectations ended the period lower. U.S. breakeven inflation rates were pressured lower by low headline inflation data and outsized demand for safe-haven nominal U.S. Treasuries.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 13.25% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and precious metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by strong demand and production outages. Within precious metals, gold prices were the beneficiary of strong safe-haven demand around risk-off events, particularly in June 2016 following the U.K.’s historic vote to leave the European Union. Agriculture commodity prices also advanced over the period, led by sugar prices which rallied on Brazilian rainfall, Indian import demand as well as strength in the Brazilian real.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 3.11% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and refinancing concerns. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals. Positive representation and warranty settlement developments also benefited the sector.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.54% over the reporting period, as falling credit yields and a commodity-fueled rally drove returns over the reporting period. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 8.02% over the reporting period. Strong performance from commodity sectors and risk-on sentiment drove returns, as asset sales and equity issuance strengthened balance sheets. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher-yielding instruments.

■

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.90% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 14.02% over the reporting period. The slowdown in China continued apace, though policymakers have used expanded credit availability and a gradual depreciation of the Chinese currency to soften the landing. Higher commodity prices and improving terms of trade helped EM currencies broadly gain during the reporting period.

■

Global equity markets showed mixed performance amid a period marked by economic uncertainty, increased volatility and concerns around the U.K. referendum. U.S. equities, as represented by the S&P 500 Index, returned 3.84% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 6.41% over the same period. In contrast, developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 4.42% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2016	3

Important Information About the PIMCO Global Advantage® Strategy Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Advantage® Strategy Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign

(non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In

4	PIMCO VARIABLE INSURANCE TRUST

certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Advantage® Strategy Bond Portfolio	05/02/11	—	—	05/02/11	—	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2016	5

PIMCO Global Advantage® Strategy Bond Portfolio

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

United States	32.8%
Short-Term Instruments‡	12.6%
Denmark	7.8%
United Kingdom	7.6%
Canada	7.4%
Other	31.8%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2016
	6 Months*	1 Year	5 Years	Inception**
PIMCO Global Advantage® Strategy Bond Portfolio Administrative Class	5.02%	2.53%	0.09%	0.02%
Barclays U.S. Aggregate Index±	5.31%	6.00%	3.76%	3.83%***
PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged)****±±	5.36%	3.66%	2.62%	2.68%***
PIMCO Global Advantage Bond Index® (GLADI) (NY Close)	6.92%	3.93%	0.45%	0.45%***

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** For class inception dates please refer to the Important Information.

*** Average annual total return since 05/02/2011.

**** Prior to September 1, 2015, the Portfolio’s secondary index was the PIMCO Global Advantage Bond Index® (GLADI) (NY Close).

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. PIMCO’s GLADI methodology is intellectual property covered by U.S. Patent No. 8,306,892. GLOBAL ADVANTAGE and GLADI are trademarks of Pacific Investment Management Company LLC.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.90% for Administrative Class shares.

Investment Objective and Strategy Overview

»

PIMCO Global Advantage® Strategy Bond Portfolio seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

Following are key factors impacting the Portfolio’s performance during the reporting period:

»	Short exposure against the British pound added to relative performance, as the pound depreciated against the U.S. dollar during part of the reporting period.

»	Exposure to a certain quasi-sovereign energy issuer added to relative performance, as spreads narrowed.

»	An overweight to duration in Denmark added to relative performance, as Danish yields declined.

»	An underweight to duration in the U.S. detracted from relative performance, as yields declined in the U.S.

»	Exposure to corporate financial spread duration detracted from relative performance, as spreads widened.

»	Short exposure against the Japanese yen detracted from relative performance, as the yen appreciated against the U.S. dollar.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Global Advantage® Strategy Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,050.20	$4.66	$1,000.00	$1,019.91	$4.59	0.93%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses..

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2016	7

Financial Highlights PIMCO Global Advantage® Strategy Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions(b)

Administrative Class
01/01/2016 - 06/30/2016+	$8.77	$0.11	$0.33	$0.44	$(0.07)	$0.00	$0.00	$(0.07)
12/31/2015	9.42	0.14	(0.61)	(0.47)	0.00	0.00	(0.18)	(0.18)
12/31/2014	9.75	0.16	(0.30)	(0.14)	(0.19)	0.00	0.00	(0.19)
12/31/2013	10.25	0.14	(0.46)	(0.32)	(0.15)	(0.03)	0.00	(0.18)
12/31/2012	9.84	0.10	0.51	0.61	(0.12)	(0.08)	0.00	(0.20)
05/02/2011 - 12/31/2011	10.00	0.06	(0.15)	(0.09)	(0.07)	0.00	0.00	(0.07)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000S)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.14	5.02%	$175,468	0.93	%*	0.93	%*	0.90	%*	0.90	%*	2.59	%*	132%
8.77	(5.03)	214,181	0.90		0.90		0.90		0.90		1.50		256
9.42	(1.49)	218,872	0.90		0.90		0.90		0.90		1.59		145
9.75	(3.14)	236,780	0.90		0.90		0.90		0.90		1.43		156
10.25	6.19	201,022	0.90		0.90		0.90		0.90		1.02		179
9.84	(0.93)	147,048	0.90	*	0.93	*	0.93	*	0.93	*	0.84	*	24

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	9

Statement of Assets and Liabilities PIMCO Global Advantage® Strategy Bond Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2016

Assets:
Investments, at value
Investments in securities	$215,845
Investments in Affiliates	3,422
Financial Derivative Instruments
Exchange-traded or centrally cleared	206
Over the counter	4,687
Cash	68
Deposits with counterparty	2,255
Foreign currency, at value	947
Receivable for investments sold	45,222
Receivable for TBA investments sold	30,131
Interest and/or dividends receivable	1,390
Dividends receivable from Affiliates	1
Total Assets	304,174

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$19,827
Payable for sale-buyback transactions	3,104
Payable for short sales	1,166
Financial Derivative Instruments
Exchange-traded or centrally cleared	302
Over the counter	6,137
Payable for investments purchased	45,820
Payable for investments in Affiliates purchased	1
Payable for TBA investments purchased	49,662
Deposits from counterparty	2,010
Payable for Portfolio shares redeemed	543
Accrued investment advisory fees	57
Accrued supervisory and administrative fees	50
Accrued servicing fees	21
Other liabilities	6
Total Liabilities	128,706

Net Assets	$175,468

Net Assets Consist of:
Paid in capital	$183,037
(Overdistributed) net investment income	(979)
Accumulated undistributed net realized (loss)	(3,816)
Net unrealized (depreciation)	(2,774)

Net Assets	$175,468

Net Assets:
Administrative Class	$175,468

Shares Issued and Outstanding:
Administrative Class	19,188

Net Asset Value Per Share Outstanding:
Administrative Class	$9.14

Cost of investments in securities	$218,209
Cost of investments in Affiliates	$3,422
Cost of foreign currency held	$933
Proceeds received on short sales	$1,152
Cost or premiums of financial derivative instruments, net	$(962)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Advantage® Strategy Bond Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2016

Investment Income:
Interest, net of foreign taxes*	$3,366
Dividends from Investments in Affiliates	28
Total Income	3,394

Expenses:
Investment advisory fees	385
Supervisory and administrative fees	337
Servicing fees - Administrative Class	145
Trustee fees	1
Interest expense	28
Miscellaneous expense	1
Total Expenses	897

Net Investment Income	2,497

Net Realized (Loss):
Investments in securities	(2,364)
Investments in Affiliates	(60)
Exchange-traded or centrally cleared financial derivative instruments	(554)
Over the counter financial derivative instruments	744
Foreign currency	(292)

Net Realized (Loss)	(2,526)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	10,248
Investments in Affiliates	66
Exchange-traded or centrally cleared financial derivative instruments	490
Over the counter financial derivative instruments	(1,808)
Foreign currency assets and liabilities	922

Net Change in Unrealized Appreciation	9,918

Net Increase in Net Assets Resulting from Operations	$9,889

* Foreign tax withholdings	$8

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	11

Statements of Changes in Net Assets PIMCO Global Advantage® Strategy Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

(Decrease) in Net Assets from:

Operations:
Net investment income	$2,497	$3,334
Net realized (loss)	(2,526)	(11,544)
Net change in unrealized appreciation (depreciation)	9,918	(3,384)

Net Increase (Decrease) in Net Assets Resulting from Operations	9,889	(11,594)

Distributions to Shareholders:
From net investment income
Administrative Class	(1,453)	0
Tax basis return of capital
Administrative Class	0	(4,398)

Total Distributions(a)	(1,453)	(4,398)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(47,149)	11,301

Total (Decrease) in Net Assets	(38,713)	(4,691)

Net Assets:
Beginning of period	214,181	218,872
End of period*	$175,468	$214,181

* Including (overdistributed) net investment income of:	$(979)	$(2,023)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio

June 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 123.0%

AUSTRALIA 0.2%

CORPORATE BONDS & NOTES 0.2%
Sydney Airport Finance Co. Pty. Ltd.
3.625% due 04/28/2026		$400	$414

Total Australia (Cost $402)			414

BELGIUM 1.1%

CORPORATE BONDS & NOTES 1.1%
KBC Bank NV
8.000% due 01/25/2023		1,800	1,912

Total Belgium (Cost $1,859)			1,912

BRAZIL 3.5%

CORPORATE BONDS & NOTES 0.3%
Petrobras Global Finance BV
6.250% due 03/17/2024		500	446

SOVEREIGN ISSUES 3.2%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (d)	BRL	14,700	4,422
0.000% due 07/01/2017 (d)		4,400	1,209

			5,631

Total Brazil (Cost $5,572)			6,077

CANADA 9.2%

CORPORATE BONDS & NOTES 0.7%
Bank of Nova Scotia
1.875% due 04/26/2021		$700	706
Royal Bank of Canada
2.300% due 03/22/2021		500	515

			1,221

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%
Canadian Mortgage Pools
1.041% due 06/01/2020	CAD	266	203
1.241% due 07/01/2020		641	494
1.241% due 08/01/2020		190	146

			843

SOVEREIGN ISSUES 8.0%
Canada Government International Bond
1.500% due 12/01/2044 (f)		333	341
Canada Housing Trust
2.400% due 12/15/2022		5,600	4,656
Province of Alberta
1.250% due 06/01/2020		900	700
2.350% due 06/01/2025		900	719
Province of Ontario
2.400% due 06/02/2026		4,600	3,701
2.500% due 09/10/2021		$3,800	3,975

			14,092

Total Canada (Cost $16,583)			16,156

CAYMAN ISLANDS 0.4%

ASSET-BACKED SECURITIES 0.3%
OHA Credit Partners Ltd.
1.846% due 05/15/2023		576	575

CORPORATE BONDS & NOTES 0.1%
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		266	50
6.750% due 10/01/2023		607	118

			168

Total Cayman Islands (Cost $1,383)			743

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CZECH REPUBLIC 0.8%

SOVEREIGN ISSUES 0.8%
Czech Republic Government International Bond
0.360% due 10/27/2016	CZK	26,400	$1,084
2.500% due 08/25/2028		5,800	291

Total Czech Republic (Cost $1,386)			1,375

DENMARK 9.8%

CORPORATE BONDS & NOTES 9.8%
Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2037	DKK	700	108
2.500% due 10/01/2047		5,069	761
3.000% due 10/01/2047		1,500	230
Nykredit Realkredit A/S
1.000% due 07/01/2016		20,000	2,983
1.000% due 10/01/2016		38,700	5,799
2.000% due 10/01/2037		1,200	180
2.500% due 10/01/2037		2,100	323
2.500% due 10/01/2047		11,630	1,751
3.000% due 10/01/2047		13,347	2,050
Realkredit Danmark A/S
1.000% due 04/01/2017		4,300	648
2.000% due 04/01/2017		8,400	1,275
2.000% due 10/01/2037		2,400	360
2.500% due 10/01/2037		1,000	154
3.000% due 10/01/2047		3,400	521

Total Denmark (Cost $17,013)			17,143

FRANCE 2.2%

CORPORATE BONDS & NOTES 0.8%
Credit Agricole S.A.
7.500% due 06/23/2026 (g)	GBP	500	600
Numericable SFR S.A.
5.625% due 05/15/2024	EUR	200	224
7.375% due 05/01/2026		$600	594

			1,418

SOVEREIGN ISSUES 1.4%
Caisse Francaise de Financement Local
5.250% due 02/16/2017		800	821
France Government International Bond
2.500% due 05/25/2030 (h)	EUR	300	427
3.250% due 05/25/2045 (h)		700	1,233

			2,481

Total France (Cost $4,137)			3,899

GERMANY 2.0%

CORPORATE BONDS & NOTES 0.0%
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	100	82

SOVEREIGN ISSUES 2.0%
Republic of Germany
0.750% due 04/15/2018 (f)	EUR	2,761	3,145
4.250% due 07/04/2039 (h)		200	421

			3,566

Total Germany (Cost $4,120)			3,648

GREECE 0.5%

CORPORATE BONDS & NOTES 0.3%
Hellenic Railways Organization S.A.
5.014% due 12/27/2017		500	525

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	32,000	$293

Total Greece (Cost $809)			818

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%
CNPC General Capital Ltd.
2.750% due 05/14/2019		$200	204

Total Hong Kong (Cost $199)			204

INDONESIA 2.6%

SOVEREIGN ISSUES 2.6%
Indonesia Government International Bond
2.625% due 06/14/2023	EUR	1,500	1,685
2.875% due 07/08/2021		400	462
5.625% due 05/15/2023	IDR	1,924,000	130
6.625% due 05/15/2033		805,000	53
6.750% due 01/15/2044		$300	382
8.250% due 06/15/2032	IDR	6,897,000	534
8.375% due 03/15/2034		16,907,000	1,363

Total Indonesia (Cost $4,830)			4,609

IRELAND 1.5%

ASSET-BACKED SECURITIES 0.2%
CELF Low Levered Partners PLC
0.086% due 03/04/2024	EUR	307	336

CORPORATE BONDS & NOTES 1.1%
Bank of Ireland
10.000% due 07/30/2016		1,500	1,673
Depfa ACS Bank
5.750% due 03/28/2017		$300	309

			1,982

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
German Residential Funding Ltd.
0.892% due 08/27/2024	EUR	360	403

Total Ireland (Cost $2,928)			2,721

ITALY 3.1%

CORPORATE BONDS & NOTES 0.4%
Banca Carige SpA
3.875% due 10/24/2018		300	357
Intesa Sanpaolo SpA
5.710% due 01/15/2026		$400	380

			737

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.1%
Claris Finance SRL
0.208% due 10/31/2060	EUR	1,058	1,169
Creso SRL
0.419% due 12/30/2060		707	777
F-E Mortgages SRL
0.067% due 12/15/2043		47	52

			1,998

SOVEREIGN ISSUES 1.6%
Italy Buoni Poliennali Del Tesoro
1.650% due 04/23/2020 (f)		1,501	1,761
3.250% due 09/01/2046		100	133
Italy Government International Bond
6.000% due 08/04/2028	GBP	500	845

			2,739

Total Italy (Cost $6,089)			5,474

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	13

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN 0.7%

SOVEREIGN ISSUES 0.7%
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		$900	$916
Tokyo Metropolitan Government
2.000% due 05/17/2021		300	304

Total Japan (Cost $1,197)			1,220

LUXEMBOURG 1.2%

CORPORATE BONDS & NOTES 1.2%
Altice Financing S.A.
7.500% due 05/15/2026		500	492
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		900	965
Telecom Italia Finance S.A.
7.750% due 01/24/2033	EUR	100	148
Wind Acquisition Finance S.A.
3.751% due 07/15/2020		400	433

Total Luxembourg (Cost $2,022)			2,038

MALAYSIA 0.3%

SOVEREIGN ISSUES 0.3%
Malaysia Government International Bond
3.418% due 08/15/2022	MYR	350	86
3.492% due 03/31/2020		50	12
3.502% due 05/31/2027		200	48
3.580% due 09/28/2018		600	151
4.012% due 09/15/2017		800	201

Total Malaysia (Cost $653)			498

MEXICO 0.3%

SOVEREIGN ISSUES 0.3%
Mexico Government International Bond
4.000% due 03/15/2115	EUR	500	517

Total Mexico (Cost $514)			517

NETHERLANDS 4.7%

ASSET-BACKED SECURITIES 0.4%
Cadogan Square CLO BV
0.177% due 01/17/2023		120	132
Highlander Euro CDO BV
0.069% due 05/01/2023		237	259
Malin CLO BV
0.029% due 05/07/2023		241	267
Panther CDO BV
0.148% due 10/15/2084		115	125

			783

CORPORATE BONDS & NOTES 4.3%
Bank Nederlandse Gemeenten NV
0.375% due 01/14/2022		2,300	2,628
Cooperatieve Rabobank UA
8.375% due 07/26/2016 (g)		$800	804
ING Bank NV
2.625% due 12/05/2022		3,000	3,144
Vonovia Finance BV
3.200% due 10/02/2017		900	918

			7,494

Total Netherlands (Cost $8,076)			8,277

NORWAY 0.2%

CORPORATE BONDS & NOTES 0.1%
DNB Boligkreditt A/S
1.450% due 03/21/2018		200	201

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%
Norway Government International Bond
3.750% due 05/25/2021	NOK	1,100	$151

Total Norway (Cost $363)			352

POLAND 0.5%

SOVEREIGN ISSUES 0.5%
Poland Government International Bond
3.250% due 07/25/2025	PLN	3,100	813

Total Poland (Cost $916)			813

PORTUGAL 0.3%

CORPORATE BONDS & NOTES 0.3%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	300	91
Novo Banco S.A.
5.000% due 04/23/2019		100	81
5.000% due 05/21/2019		300	246
5.000% due 05/23/2019		100	82

Total Portugal (Cost $967)			500

QATAR 0.4%

SOVEREIGN ISSUES 0.4%
Qatar Government International Bond
4.625% due 06/02/2046		$600	655

Total Qatar (Cost $586)			655

SLOVENIA 3.4%

SOVEREIGN ISSUES 3.4%
Slovenia Government International Bond
3.500% due 03/23/2017	EUR	209	234
4.700% due 11/01/2016		1,900	2,141
5.500% due 10/26/2022		$2,000	2,275
5.850% due 05/10/2023		1,100	1,279

Total Slovenia (Cost $5,937)			5,929

SOUTH AFRICA 0.3%

SOVEREIGN ISSUES 0.3%
South Africa Government International Bond
3.750% due 07/24/2026	EUR	200	225
5.375% due 07/24/2044		$300	315

Total South Africa (Cost $564)			540

SOUTH KOREA 0.9%

SOVEREIGN ISSUES 0.9%
Korea Treasury Bond
3.500% due 03/10/2017	KRW	564,400	498
3.750% due 06/10/2022		366,900	362
4.000% due 12/10/2031		127,000	147
5.750% due 09/10/2018		529,100	504

Total South Korea (Cost $1,473)			1,511

SPAIN 2.2%

CORPORATE BONDS & NOTES 0.6%
Banco Popular Espanol S.A.
8.250% due 04/10/2020 (g)	EUR	600	572
Banco Santander S.A.
6.250% due 09/11/2021 (g)		100	94
Merlin Properties Socimi S.A.
2.225% due 04/25/2023		400	460

			1,126

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.6%
Autonomous Community of Catalonia
4.300% due 11/15/2016	EUR	677	$757
4.750% due 06/04/2018		475	538
4.950% due 02/11/2020		300	349
Autonomous Community of Madrid
1.826% due 04/30/2025		200	230
4.688% due 03/12/2020		200	258
Spain Government International Bond
1.400% due 01/31/2020		10	12
2.900% due 10/31/2046		500	625

			2,769

Total Spain (Cost $3,937)			3,895

SWEDEN 0.3%

CORPORATE BONDS & NOTES 0.3%
Skandinaviska Enskilda Banken AB
1.375% due 05/29/2018		$400	401
Swedbank AB
2.200% due 03/04/2020		200	203

Total Sweden (Cost $598)			604

SWITZERLAND 2.6%

CORPORATE BONDS & NOTES 2.6%
Credit Suisse AG
1.328% due 01/29/2018		1,500	1,497
UBS AG
5.125% due 05/15/2024		550	562
7.250% due 02/22/2022		2,350	2,415

Total Switzerland (Cost $4,473)			4,474

TURKEY 3.5%

SOVEREIGN ISSUES 3.5%
Turkey Government International Bond
8.800% due 09/27/2023	TRY	3,300	1,138
10.600% due 02/11/2026		2,300	883
10.700% due 02/17/2021		11,100	4,138

Total Turkey (Cost $6,049)			6,159

UNITED KINGDOM 9.5%

CORPORATE BONDS & NOTES 5.0%
Barclays Bank PLC
7.625% due 11/21/2022		$1,600	1,725
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	300	426
HSBC Holdings PLC
4.300% due 03/08/2026		$800	850
6.000% due 09/29/2023 (g)	EUR	250	268
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	500	848
5.125% due 03/07/2025		1,100	1,862
Lloyds Banking Group PLC
7.625% due 06/27/2023 (g)		900	1,135
Royal Bank of Scotland PLC
9.500% due 03/16/2022		$400	417
Santander UK Group Holdings PLC
4.750% due 09/15/2025		500	495
7.375% due 06/24/2022 (g)	GBP	500	622
Virgin Media Secured Finance PLC
4.875% due 01/15/2027		100	125

			8,773

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.8%
Alba PLC
0.779% due 11/25/2042		454	537

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bluestone Securities PLC
0.776% due 06/09/2044	GBP	293	$363
Darrowby PLC
2.289% due 02/20/2044		124	166
Eurosail PLC
1.524% due 06/13/2045		600	740
Gemgarto
3.541% due 05/14/2045		52	70
Gosforth Funding PLC
1.387% due 11/18/2049		61	81
Leofric PLC
2.289% due 05/26/2050		117	156
Nemus Arden PLC
0.821% due 02/15/2020		730	956
Newgate Funding PLC
0.702% due 12/15/2050		397	512
RMAC PLC
0.994% due 12/12/2036		289	354
RMAC Securities PLC
0.744% due 06/12/2044		370	437
Southern Pacific Financing PLC
0.755% due 06/10/2043		386	495

			4,867

SOVEREIGN ISSUES 1.7%
United Kingdom Gilt
0.125% due 03/22/2024 (f)		1,941	2,964

Total United Kingdom (Cost $18,849)			16,604

UNITED STATES 40.9%

ASSET-BACKED SECURITIES 7.9%
Accredited Mortgage Loan Trust
0.583% due 02/25/2037		$78	75
Argent Securities Trust
0.603% due 07/25/2036		423	172
0.613% due 05/25/2036		730	245
Bear Stearns Asset-Backed Securities Trust
0.773% due 01/25/2047		247	239
Citigroup Mortgage Loan Trust, Inc.
0.713% due 03/25/2036		800	636
Countrywide Asset-Backed Certificates
0.583% due 12/25/2036 ^		576	522
0.593% due 01/25/2037		2,142	1,449
0.593% due 07/25/2037 ^		348	290
0.603% due 04/25/2047		606	496
0.693% due 03/25/2036		526	360
0.783% due 07/25/2036		319	239
1.223% due 11/25/2035		37	36
4.329% due 04/25/2036		200	202
4.919% due 07/25/2036		97	94
Countrywide Asset-Backed Certificates Trust
1.173% due 07/25/2034		321	302
1.703% due 07/25/2035		700	525
Credit-Based Asset Servicing and Securitization LLC
3.959% due 03/25/2037 ^		333	180
First Franklin Mortgage Loan Trust
0.923% due 11/25/2036		1,800	1,044
1.728% due 07/25/2034		232	216
GSAA Home Equity Trust
0.903% due 08/25/2037		107	98
HSI Asset Securitization Corp. Trust
0.863% due 01/25/2036		800	555
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.693% due 04/25/2037		371	237
JPMorgan Mortgage Acquisition Trust
0.583% due 08/25/2036		592	520
MASTR Asset-Backed Securities Trust
0.663% due 05/25/2037		500	374
Morgan Stanley ABS Capital, Inc. Trust
0.683% due 10/25/2036		717	422
Morgan Stanley Home Equity Loan Trust
0.553% due 04/25/2037		922	551

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047 ^	$50	$43
NovaStar Mortgage Funding Trust
0.583% due 03/25/2037	775	500
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.698% due 01/25/2036	200	184
People’s Choice Home Loan Securities Trust
1.398% due 05/25/2035 ^	600	426
Renaissance Home Equity Loan Trust
5.294% due 01/25/2037	379	200
5.731% due 11/25/2036	894	505
7.238% due 09/25/2037 ^	923	541
Residential Asset Securities Corp. Trust
0.703% due 04/25/2037	368	345
0.853% due 12/25/2035	700	675
Structured Asset Investment Loan Trust
2.178% due 10/25/2034	232	195
Structured Asset Securities Corp. Mortgage Loan Trust
0.613% due 03/25/2036	74	72
Wachovia Mortgage Loan Trust
1.113% due 10/25/2035	191	182

		13,947

CORPORATE BONDS & NOTES 6.5%
AbbVie, Inc.
2.500% due 05/14/2020	700	717
Ally Financial, Inc.
3.600% due 05/21/2018	1,100	1,105
Anheuser-Busch InBev Finance, Inc.
3.300% due 02/01/2023	500	527
California Resources Corp.
5.500% due 09/15/2021	92	47
8.000% due 12/15/2022	246	175
Charter Communications Operating LLC
3.579% due 07/23/2020	400	419
4.464% due 07/23/2022	500	539
6.384% due 10/23/2035	600	713
Citigroup, Inc.
1.587% due 06/07/2019	600	601
2.050% due 06/07/2019	200	202
Cleco Corporate Holdings LLC
3.743% due 05/01/2026	500	515
Ford Motor Credit Co. LLC
5.750% due 02/01/2021	200	228
5.875% due 08/02/2021	200	230
Fortive Corp.
2.350% due 06/15/2021	400	406
JPMorgan Chase & Co.
2.750% due 06/23/2020	1,100	1,134
Oracle Corp.
2.400% due 09/15/2023 (b)	400	402
PSEG Power LLC
3.000% due 06/15/2021	400	406
Rio Oil Finance Trust
9.250% due 07/06/2024	495	428
Southern Co.
4.250% due 07/01/2036	400	426
Sprint Communications, Inc.
6.000% due 12/01/2016	600	605
VEREIT Operating Partnership LP
4.875% due 06/01/2026	400	411
Wells Fargo & Co.
2.550% due 12/07/2020	500	515
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	300	308
3.375% due 11/30/2021	300	313

		11,372

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.6%
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	669	559

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Funding Trust
0.658% due 04/20/2047 ^	$284	$224
6.000% due 07/25/2037 ^	146	113
Chase Mortgage Finance Trust
2.847% due 03/25/2037 ^	132	105
Citigroup Mortgage Loan Trust, Inc.
4.049% due 08/25/2035 ^	2,451	2,069
5.176% due 04/25/2037 ^	111	95
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.603% due 09/25/2035 ^	519	446
Countrywide Home Loan Mortgage Pass-Through Trust
6.250% due 09/25/2036 ^	101	84
Credit Suisse Mortgage Capital Certificates
2.835% due 02/26/2036	107	104
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.750% due 08/25/2036 ^	196	155
Deutsche ALT-A Securities, Inc.
0.603% due 02/25/2047	372	264
Deutsche ALT-B Securities, Inc.
5.945% due 02/25/2036 ^	139	123
GreenPoint Mortgage Funding Trust
0.913% due 06/25/2045	129	112
IndyMac Mortgage Loan Trust
2.703% due 11/25/2035	190	161
JPMorgan Alternative Loan Trust
2.849% due 12/25/2035 ^	537	451
3.171% due 12/25/2036	110	103
Merrill Lynch Mortgage Investors Trust
2.821% due 03/25/2036 ^	256	169
Morgan Stanley Mortgage Loan Trust
2.821% due 05/25/2036 ^	158	122
3.226% due 09/25/2035 ^	156	127
PHH Alternative Mortgage Trust
6.000% due 05/25/2037 ^	142	125
Prime Mortgage Trust
6.000% due 06/25/2036 ^	125	118
Residential Accredit Loans, Inc. Trust
0.583% due 02/25/2037	157	137
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036 ^	108	96
6.000% due 06/25/2037 ^	98	91
Structured Adjustable Rate Mortgage Loan Trust
0.673% due 06/25/2037	174	150
Structured Asset Mortgage Investments Trust
0.683% due 02/25/2036	55	47

		6,350

U.S. GOVERNMENT AGENCIES 12.1%
Fannie Mae
0.853% due 06/25/2036	19	19
0.903% due 01/25/2044	106	106
Fannie Mae, TBA
3.000% due 08/01/2046	11,600	12,017
3.500% due 08/01/2046	3,300	3,477
4.000% due 08/01/2046	1,700	1,821
Freddie Mac
0.786% due 01/15/2038	392	390
1.926% due 01/15/2038 (a)	392	26
3.000% due 02/01/2046	981	1,018
Freddie Mac, TBA
3.500% due 08/01/2046	1,000	1,053
Ginnie Mae, TBA
3.500% due 08/01/2046	400	424
4.000% due 08/01/2046	900	962

		21,313

U.S. TREASURY OBLIGATIONS 10.8%
U.S. Treasury Bonds
3.750% due 11/15/2043	800	1,056
U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2022 (h)(l)	3,069	3,141
0.125% due 07/15/2024 (h)(l)	6,297	6,369

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	15

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.250% due 01/15/2025 (h)		$5,858	$5,954
0.375% due 07/15/2025 (j)(l)		1,009	1,040
2.375% due 01/15/2025 (j)(l)		1,104	1,320

			18,880

Total United States (Cost $71,601)			71,862

SHORT-TERM INSTRUMENTS 13.8%

JAPAN TREASURY BILLS 12.9%
0.157% due 08/10/2016 (d)(e)	JPY	2,330,000	22,569

U.S. TREASURY BILLS 0.9%
0.330% due 07/21/2016 - 12/08/2016 (c)(d)(l)		1,637	1,635

Total Short-Term Instruments (Cost $22,124)			24,204

Total Investments in Securities (Cost $218,209)			215,845

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.0%

SHORT-TERM INSTRUMENTS 2.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.0%
PIMCO Short-Term Floating NAV Portfolio III	346,256	$3,422

Total Short-Term Instruments (Cost $3,422)		3,422

Total Investments in Affiliates (Cost $3,422)		3,422

Total Investments 125.0% (Cost $221,631)		$219,267

Financial Derivative Instruments (i)(k) (0.9)% (Cost or Premiums, net $(962))		(1,546)

Other Assets and Liabilities, net (24.1)%		(42,253)

Net Assets 100.0%		$175,468

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date	Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
GRE	0.570%	05/18/2016	07/18/2016		$(9,051)	$(9,058)
	0.570	05/31/2016	07/18/2016		(5,894)	(5,897)
JML	(0.420)	05/05/2016	07/13/2016	EUR	(4,394)	(4,872)

Total Reverse Repurchase Agreements						$(19,827)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date	Amount Borrowed (1)		Payable for Sale-Buyback Transactions (2)
BPS	0.770%	06/01/2016	07/20/2016	GBP	(472)	$(680)
MYI	0.760	06/10/2016	07/20/2016		(1,672)	(2,424)

Total Sale-Buyback Transactions						$(3,104)

(1)	The average amount of borrowings outstanding during the period ended June 30, 2016 was $(10,095) at a weighted average interest rate of 0.307%.
(2)	Payable for sale-buyback transactions includes $(1) of deferred price drop.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

SHORT SALES:

SHORT SALES ON U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (3)
U.S. Treasury Bonds	4.500%	02/15/2036	$800	$(1,152)	$(1,166)

Total Short Sales				$(1,152)	$(1,166)

(3)	Payable for short sales includes $14 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

(h)	Securities with an aggregate market value of $23,078 have been pledged as collateral under the terms of the following master agreements as of June 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
GRE	$0	$(14,955)	$0	$0	$(14,955)	$15,098	$143
JML	0	(4,872)	0	0	(4,872)	5,015	143

Master Securities Forward Transaction Agreement
BPS	0	0	(680)	0	(680)	659	(21)
GSC	0	0	0	(1,166)	(1,166)	0	(1,166)
MYI	0	0	(2,424)	0	(2,424)	2,306	(118)

Total Borrowings and Other Financing Transactions	$0	$(19,827)	$(3,104)	$(1,166)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(4,872)	$0	$0	$(4,872)
U.S. Treasury Obligations	$0	$(14,955)	$0	$0	$(14,955)

Total	$0	$(19,827)	$0	$0	$(19,827)

Sale-Buyback Transactions
Sovereign Issues	0	(3,104)	0	0	(3,104)

Total	$0	$(3,104)	$0	$0	$(3,104)

Total Borrowings	$0	$(22,931)	$0	$0	$(22,931)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(22,931)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note September Futures	$112.250	08/26/2016	32	$0	$0
Put - CBOT U.S. Treasury 10-Year Note September Futures	114.000	08/26/2016	326	3	0

				$3	$0

Total Purchased Options				$3	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	17

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2017	107	$(124)	$0	$(5)
90-Day Eurodollar March Futures	Short	03/2018	14	(16)	0	(1)
Australia Government 10-Year Bond September Futures	Long	09/2016	20	24	3	(3)
Call Options Strike @ 112.500 on Euro-Bund 10-Year September Futures	Long	08/2016	83	0	0	(1)
Call Options Strike @ EUR 166.500 on Euro-Bund 10-Year Bond August Futures	Short	07/2016	33	(31)	2	(3)
Canada Government 10-Year Bond September Futures	Short	09/2016	3	(8)	1	(1)
Euro-Bobl September Futures	Long	09/2016	57	87	2	(2)
Euro-BTP Italy Government Bond September Futures	Long	09/2016	39	31	41	0
Euro-Bund 10-Year Bond September Futures	Short	09/2016	26	(36)	0	(9)
Euro-Buxl 30-Year Bond September Futures	Short	09/2016	1	(20)	0	(2)
Euro-OAT France Government 10-Year Bond September Futures	Long	09/2016	12	54	8	0
Euro-Schatz September Futures	Short	09/2016	83	(25)	2	0
Japan Government 10-Year Bond September Futures	Short	09/2016	1	(9)	1	(1)
Put Options Strike @ EUR 128.750 on Euro-Bobl August Futures	Long	07/2016	167	0	0	0
Put Options Strike @ EUR 161.500 on Euro-Bund 10-Year Bond August Futures	Long	07/2016	33	(14)	0	0
U.S. Treasury 5-Year Note September Futures	Long	09/2016	31	69	2	0
U.S. Treasury 10-Year Note September Futures	Long	09/2016	297	1,058	0	(24)
U.S. Treasury Ultra Long-Term Bond September Futures	Short	09/2016	1	(12)	1	0
United Kingdom Long Gilt September Futures	Short	09/2016	9	(73)	0	(6)

Total Futures Contracts				$955	$63	$(58)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation	Variation Margin
							Asset	Liability
iTraxx Europe Main 25 5-Year Index	(1.000)%	06/20/2021	EUR	7,000	$(60)	$47	$0	$(40)
iTraxx Europe Senior 25 5-Year Index	(1.000)	06/20/2021		3,400	20	27	0	(32)

					$(40)	$74	$0	$(72)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$1,000	$34	$0	$5	$0
CDX.IG-26 5-Year Index	1.000	06/20/2021	800	9	2	1	0

				$43	$2	$6	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Year BRL-CDI	12.360%	01/04/2021	BRL	5,400	$21	$31	$3	$0
Pay	1-Year BRL-CDI	12.800	01/02/2025		900	10	9	1	0
Receive	3-Month CAD-Bank Bill	2.200	06/16/2026	CAD	6,700	(457)	(110)	0	(6)
Pay	3-Month SEK-STIBOR	1.013	01/23/2025	SEK	3,000	15	15	3	0
Pay	3-Month SEK-STIBOR	1.023	01/23/2025		2,400	12	12	2	0
Pay	3-Month SEK-STIBOR	1.033	01/23/2025		1,100	6	8	1	0
Receive	3-Month USD-LIBOR	1.250	06/15/2018	$	2,200	(22)	(10)	0	(1)
Receive	3-Month USD-LIBOR	2.000	06/15/2021		3,100	(153)	(37)	0	0
Receive	3-Month USD-LIBOR	2.250	12/16/2022		31,870	(2,296)	(2,055)	17	0
Receive	3-Month USD-LIBOR	2.300	01/13/2023		2,800	(233)	(222)	2	0
Receive	3-Month USD-LIBOR	2.500	12/16/2025		8,800	(932)	(1,021)	16	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		1,750	(143)	(70)	4	0
Receive	3-Month USD-LIBOR	1.750	12/21/2026		14,900	(391)	(95)	36	0
Pay	3-Month USD-LIBOR	0.000	07/01/2041		1,000	2	0	1	0
Pay	3-Month USD-LIBOR	2.500	06/15/2046		5,400	819	944	0	(59)
Pay	3-Month ZAR-JIBAR *	9.000	09/21/2026	ZAR	10,800	31	35	6	0
Pay	6-Month EUR-EURIBOR *	0.000	09/21/2021	EUR	4,000	18	54	3	0
Pay	6-Month EUR-EURIBOR *	0.750	09/21/2026		2,850	115	88	10	0
Pay	6-Month EUR-EURIBOR *	1.250	03/15/2047		1,000	128	41	6	0
Receive	6-Month GBP-LIBOR *	1.750	09/16/2018	GBP	6,200	(207)	(211)	0	(7)
Receive	6-Month GBP-LIBOR *	1.000	09/21/2018		1,300	(17)	(14)	0	(2)
Pay	6-Month GBP-LIBOR *	1.250	09/21/2021		9,800	396	355	13	0
Receive	6-Month GBP-LIBOR *	1.500	09/21/2026		2,200	(136)	(138)	0	(4)
Pay	6-Month GBP-LIBOR *	1.750	03/15/2047		400	73	66	3	0
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	2,590,000	128	118	0	(7)
Receive	6-Month JPY-LIBOR	0.500	09/18/2020		140,000	(40)	(71)	1	0
Pay	6-Month JPY-LIBOR	0.300	03/18/2026		220,000	77	45	0	(1)
Pay	6-Month JPY-LIBOR	1.500	12/20/2044		70,000	263	260	0	(14)
Pay	28-Day MXN-TIIE	5.070	02/03/2021	MXN	5,600	(5)	(2)	1	0
Pay	28-Day MXN-TIIE	5.610	07/07/2021		35,200	8	(39)	5	0
Pay	28-Day MXN-TIIE	5.630	10/11/2021		10,700	2	(5)	2	0
Pay	28-Day MXN-TIIE	5.620	11/09/2021		7,000	1	1	1	0
Pay	28-Day MXN-TIIE	5.560	11/11/2021		2,100	0	0	0	0

						$(2,907)	$(2,018)	$137	$(101)

Total Swap Agreements						$(2,904)	$(1,942)	$143	$(173)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

(j)	Securities with an aggregate market value of $1,196 and cash of $2,255 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)			Market Value	Variation Margin Liability (1)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$63	$143	$206	$0	$(58)	$(244)	$(302)

(1)	Unsettled variation margin liability of $(71) for closed swap agreements is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	19

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	07/2016		$873	AUD	1,181	$8	$0
	07/2016		847	EUR	750	0	(14)
	08/2016	AUD	1,181		$872	0	(8)
	08/2016	CNH	5,229		792	9	0
BOA	07/2016	DKK	50,462		7,590	60	0
	07/2016	GBP	11,209		16,436	1,514	0
	07/2016	SEK	1,320		159	3	0
	07/2016		$21,885	EUR	19,859	154	0
	07/2016		13,521	GBP	10,162	8	0
	07/2016		173	SEK	1,440	0	(3)
	08/2016	EUR	19,859		$21,908	0	(153)
	08/2016	GBP	10,162		13,524	0	(7)
	08/2016		$1,029	TWD	33,333	8	0
	09/2016	AUD	43		$32	0	0
	09/2016	CNH	794		120	1	0
	09/2016	SGD	36		27	0	0
	09/2016		$806	EUR	724	2	(3)
	09/2016		26	SGD	35	0	0
	10/2016	BRL	2,300		$597	0	(99)
	10/2016	DKK	4,555		685	3	0
	01/2017	CNY	3,071		443	0	(13)
BPS	07/2016	BRL	6,880		2,015	0	(127)
	07/2016	SEK	2,350		277	0	(1)
	07/2016		$2,119	BRL	6,880	25	(2)
	07/2016		558	GBP	381	0	(51)
	07/2016		107	NOK	910	1	0
	08/2016	NOK	910		$107	0	(1)
	08/2016		$1,835	BRL	6,302	110	0
	08/2016		1,639	CLP	1,110,758	34	0
	08/2016		764	CNH	5,052	0	(7)
	08/2016		1,226	MXN	23,233	38	0
	08/2016		277	SEK	2,350	1	0
	09/2016	AUD	99		$74	0	0
	09/2016	CNH	7,059		1,068	12	0
	10/2016		$962	PEN	3,270	20	0
	01/2017		1,784	COP	5,683,194	86	0
BRC	07/2016	BRL	2,284		$712	1	0
	07/2016	EUR	341		377	0	(1)
	07/2016		$649	BRL	2,284	62	0
	07/2016		289	CHF	283	0	0
	08/2016	CHF	283		$290	0	0
	08/2016	IDR	2,338,372		173	0	(3)
	08/2016		$378	EUR	341	1	0
	09/2016	CNH	3,498		$526	2	0
	10/2016	BRL	10,500		2,737	0	(443)
CBK	07/2016		1,951		608	1	0
	07/2016	CHF	265		276	5	0
	07/2016	CZK	7,135		298	5	0
	07/2016	EUR	1,613		1,830	40	0
	07/2016	GBP	656		933	60	0
	07/2016		$535	BRL	1,951	72	0
	07/2016		420	CHF	404	0	(6)
	07/2016		761	EUR	670	0	(18)
	07/2016		625	JPY	66,400	18	0
	07/2016		270	SEK	2,230	0	(6)
	07/2016		1,555	TRY	4,538	12	0
	08/2016	CNH	1,643		$250	4	0
	08/2016	MXN	15,608		835	0	(15)
	08/2016	SGD	3,815		2,766	0	(65)
	08/2016		$2,066	PLN	7,930	0	(58)
	08/2016		1,095	SGD	1,487	8	0
	09/2016	CNH	1,749		$263	1	0
	09/2016		$18	AUD	25	0	0
	01/2017		395	RUB	28,598	30	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
DUB	07/2016	BRL	1,007		$314	$0	$0
	07/2016	DKK	6,600		1,015	30	0
	07/2016		$286	BRL	1,007	28	0
	07/2016		1,361	ILS	5,129	0	(32)
	07/2016		1,059	RUB	69,214	21	0
	08/2016		721	CNY	4,728	0	(12)
	08/2016		1,277	PHP	59,994	0	(6)
GLM	07/2016	EUR	21,032		$23,487	148	(1)
	07/2016		$1,335	EUR	1,205	3	0
	08/2016		3,727	KRW	4,319,104	17	0
	08/2016		1,903	THB	67,268	10	0
	08/2016		30	ZAR	459	1	0
	08/2016	ZAR	2,695		$175	0	(7)
	09/2016	EUR	551		618	6	0
	10/2016	DKK	3,275		491	0	0
HUS	07/2016	RUB	17,520		259	0	(15)
	08/2016	CLP	198,003		297	0	(1)
	08/2016	CNY	2,508		380	4	0
	08/2016		$2,038	CNH	13,399	0	(31)
	08/2016		1,131	HKD	8,768	0	0
	09/2016	CNH	1,749		$263	1	0
	09/2016	EUR	249		279	2	0
	09/2016		$120	CNH	787	0	(2)
	09/2016		185	EUR	163	0	(4)
	09/2016		280	SGD	379	2	0
	10/2016	CNH	2,510		$379	4	0
	10/2016	DKK	36,232		5,429	5	0
	10/2016		$378	CNY	2,508	0	(4)
	01/2017	CNH	695		$105	2	0
	01/2017		$1,194	CNY	8,227	28	0
	02/2017		368	RUB	26,709	28	0
JPM	07/2016	AUD	1,181		$856	0	(25)
	07/2016	BRL	707		220	0	0
	07/2016	CAD	14,089		10,745	0	(160)
	07/2016	CHF	422		427	0	(5)
	07/2016	DKK	7,785		1,183	21	0
	07/2016	EUR	713		801	9	0
	07/2016	NOK	910		109	0	0
	07/2016	TRY	15,897		5,369	0	(123)
	07/2016		$194	BRL	707	26	0
	07/2016		2,045	DKK	13,640	0	(10)
	07/2016		681	GBP	471	0	(54)
	08/2016	GBP	256		$344	3	0
	08/2016	RUB	10,993		161	0	(9)
	08/2016		$7,132	MXN	129,159	0	(102)
	09/2016	AUD	43		$32	0	0
	09/2016	CNH	13,194		1,996	22	0
	09/2016	SGD	316		235	1	0
	09/2016		$1,073	CNH	6,996	0	(26)
	10/2016	BRL	6,200		$1,610	0	(268)
	10/2016	CNH	3,881		593	14	0
	10/2016	CZK	26,675		1,127	29	0
	10/2016	DKK	38,961		5,908	75	(1)
	10/2016		$1,227	BRL	4,300	75	0
	10/2016		592	CNY	3,879	0	(13)
	07/2017	BRL	4,400		$1,175	0	(64)
MSB	07/2016	CZK	5,980		255	10	0
	07/2016		$448	EUR	399	0	(5)
	08/2016		983	RON	3,872	0	(32)
	09/2016	AUD	371		$278	2	0
	09/2016	EUR	47		52	0	0
	09/2016	SGD	93		69	0	0
	09/2016		$83	EUR	75	0	0
	09/2016		1	SGD	1	0	0
NAB	07/2016		916	EUR	828	3	0
	08/2016	EUR	828		$917	0	(3)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	21

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SCX	07/2016	JPY	27,100		$266	$4	$0
	08/2016	CNH	6,527		992	14	0
	08/2016	INR	60,811		893	0	(1)
	08/2016		$4,117	INR	278,356	0	(26)
	08/2016		266	JPY	27,100	0	(4)
	10/2016	CNH	15,785		$2,398	40	0
	10/2016		$2,397	CNY	15,788	0	(40)
	01/2017		101	CNH	695	2	0
SOG	07/2016	BRL	289		$90	0	0
	07/2016	ILS	5,129		1,332	3	0
	07/2016		$79	BRL	289	11	0
	07/2016		10,788	CAD	14,089	117	0
	07/2016		1,425	CZK	33,813	0	(39)
	08/2016	CAD	14,089		$10,789	0	(118)
	08/2016	INR	53,048		780	0	0
	08/2016	PLN	675		174	3	0
	08/2016	RUB	29,120		433	0	(17)
	08/2016		$1,333	ILS	5,129	0	(3)
	08/2016		93	PHP	4,330	0	(1)
	08/2016		2,077	ZAR	31,997	80	0
	01/2017	CNY	5,156		$744	0	(21)
UAG	07/2016	DKK	14,277		2,169	39	0
	07/2016	EUR	353		402	10	0
	07/2016	GBP	1,202		1,732	132	0
	07/2016	JPY	39,300		360	0	(21)
	07/2016		$376	EUR	341	3	0
	07/2016		2,948	GBP	2,053	0	(215)
	08/2016	IDR	1,707,639		$128	0	(1)
	08/2016	JPY	2,330,000		21,804	0	(784)
	08/2016		$639	IDR	8,647,770	13	0
	08/2016		1,071	MYR	4,358	21	0
	09/2016	CNH	1,511		$229	3	0
	09/2016	SGD	65		48	0	0
	09/2016		$280	AUD	377	1	0
	09/2016		3,339	CNH	21,772	0	(82)

Total Forward Foreign Currency Contracts						$3,545	$(3,492)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC GBP versus USD		$1.335	09/28/2016	GBP	1,000	$40	$37
DUB	Put - OTC EUR versus USD		1.100	09/26/2016	EUR	942	19	14
GLM	Put - OTC CHF versus SEK	SEK	8.090	07/27/2016	CHF	1,300	4	0
	Call - OTC EUR versus USD		$1.140	09/07/2016	EUR	900	18	7
	Put - OTC EUR versus USD		1.140	09/07/2016		900	18	32
	Put - OTC EUR versus USD		1.105	09/28/2016		1,800	41	31
HUS	Call - OTC USD versus SGD	SGD	1.354	09/15/2016		$400	6	4
	Put - OTC USD versus SGD		1.354	09/15/2016		400	6	6
JPM	Put - OTC CHF versus SEK	SEK	8.090	07/27/2016	CHF	50	0	0
	Call - OTC USD versus JPY	JPY	111.000	08/29/2016		$1,000	17	2
SCX	Put - OTC EUR versus USD		$1.120	07/07/2016	EUR	1,500	9	18
	Put - OTC EUR versus USD		1.100	09/26/2016		658	12	10
	Call - OTC USD versus CNY	CNY	6.520	10/31/2016		$103	31	85

							$221	$246

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	12/27/2016	$	57,600	$19	$5
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/21/2016		1,600	13	13
GST	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	09/01/2016	EUR	4,500	68	306
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.400	03/03/2017	JPY	50,000	3	1
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/13/2016	$	2,300	19	18

								$122	$343

Total Purchased Options								$343	$589

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.250%	09/21/2016	EUR	1,000	$(3)	$(2)
CBK	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.250	09/21/2016		2,200	(7)	(3)
DUB	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.250	09/21/2016		600	(2)	(1)
SOG	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.250	09/21/2016		500	(1)	(1)

							$(13)	$(7)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
AZD	Call - OTC USD versus CNY	CNY	7.000	11/01/2016		$700	$(8)	$(4)
BOA	Put - OTC AUD versus USD		$0.730	07/28/2016	AUD	200	(2)	(1)
	Call - OTC AUD versus USD		0.797	07/28/2016		200	(1)	0
	Put - OTC AUD versus USD		0.727	08/01/2016		500	(4)	(2)
	Call - OTC AUD versus USD		0.795	08/01/2016		500	(4)	0
	Call - OTC GBP versus USD		1.378	09/26/2016	GBP	200	(9)	(3)
	Put - OTC GBP versus USD		1.378	09/26/2016		200	(10)	(12)
	Put - OTC GBP versus USD		1.260	09/28/2016		1,000	(15)	(12)
	Put - OTC GBP versus USD		1.300	09/28/2016		1,000	(25)	(22)
BPS	Call - OTC GBP versus USD		1.370	09/26/2016		300	(14)	(5)
	Put - OTC GBP versus USD		1.370	09/26/2016		300	(14)	(17)
CBK	Put - OTC AUD versus USD		0.739	07/22/2016	AUD	1,230	(9)	(7)
	Put - OTC AUD versus USD		0.731	07/28/2016		400	(3)	(2)
	Call - OTC AUD versus USD		0.798	07/28/2016		400	(3)	0
	Call - OTC EUR versus JPY	JPY	113.150	09/26/2016	EUR	400	(15)	(15)
	Put - OTC EUR versus JPY		113.150	09/26/2016		400	(13)	(9)
DUB	Put - OTC AUD versus USD		$0.727	07/28/2016	AUD	500	(3)	(2)
	Call - OTC AUD versus USD		0.795	07/28/2016		500	(4)	0
	Put - OTC EUR versus USD		1.050	09/26/2016	EUR	942	(7)	(4)
	Call - OTC EUR versus USD		1.140	09/26/2016		942	(16)	(9)
FBF	Call - OTC USD versus BRL	BRL	6.300	01/11/2018		$400	(21)	(5)
GLM	Call - OTC AUD versus JPY	JPY	75.600	09/26/2016	AUD	400	(10)	(12)
	Put - OTC AUD versus JPY		75.600	09/26/2016		400	(10)	(8)
	Call - OTC CHF versus SEK	SEK	8.600	07/27/2016	CHF	1,300	(11)	(19)
	Call - OTC EUR versus MXN	MXN	22.160	08/17/2016	EUR	800	(9)	(2)
	Put - OTC EUR versus MXN		18.900	03/21/2017		800	(31)	(8)
	Call - OTC EUR versus MXN		22.650	03/21/2017		800	(27)	(21)
	Put - OTC EUR versus USD		$1.060	09/28/2016		1,800	(16)	(11)
	Put - OTC EUR versus USD		1.080	09/28/2016		1,800	(24)	(17)
JPM	Call - OTC CHF versus SEK	SEK	8.600	07/27/2016	CHF	50	0	(1)
	Put - OTC USD versus JPY	JPY	106.500	08/29/2016		$1,000	(10)	(41)
	Call - OTC USD versus JPY		114.000	08/29/2016		1,000	(7)	(1)
NGF	Put - OTC USD versus KRW	KRW	1,145.000	01/24/2017		500	(13)	(15)
SCX	Put - OTC EUR versus USD		$1.100	07/07/2016	EUR	1,500	(4)	(3)
	Call - OTC EUR versus USD		1.160	07/07/2016		750	(3)	0
	Put - OTC EUR versus USD		1.050	09/26/2016		658	(5)	(3)
	Call - OTC EUR versus USD		1.140	09/26/2016		658	(11)	(6)
SOG	Call - OTC USD versus CNY	CNY	7.000	11/01/2016		$1,800	(21)	(9)
	Put - OTC USD versus KRW	KRW	1,100.000	07/22/2016		549	(3)	0
	Put - OTC USD versus KRW		1,145.000	01/19/2017		300	(7)	(9)
UAG	Put - OTC USD versus KRW		1,145.000	01/19/2017		400	(9)	(12)

							$(431)	$(329)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770%	12/21/2016	$	3,200	$(13)	$(13)
GST	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.493	09/01/2016	EUR	1,800	(67)	(378)
JPM	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.000	03/03/2017	JPY	350,000	(4)	(2)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.765	12/13/2016	$	4,600	(20)	(18)

								$(104)	$(411)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	23

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount		Premiums (Received) (1)	Market Value
DUB	Call & Put - OTC 1-Year USD/BRL versus 1-Year USD/BRL Forward Currency Volatility Agreement	0.000%	06/29/2017	$	400	$0	$(6)
GLM	Call & Put - OTC 1-Year USD/BRL versus 1-Year USD/BRL Forward Currency Volatility Agreement	0.000	06/30/2017		300	0	0

						$0	$(6)

Total Written Options						$(548)	$(753)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		27		0		(27)		0		0
Notional Amount in $	$	18,740		$27,601		$(6,160)	$	(15,532)	$	(9,500)	$	15,149
Notional Amount in AUD	AUD	0	AUD	6,460	AUD	(1,230)	AUD	0	AUD	0	AUD	5,230
Notional Amount in CHF	CHF	0	CHF	3,450	CHF	(2,100)	CHF	0	CHF	0	CHF	1,350
Notional Amount in EUR	EUR	8,000	EUR	31,340	EUR	(6,200)	EUR	(14,790)	EUR	0	EUR	18,350
Notional Amount in GBP	GBP	11,700	GBP	3,400	GBP	(400)	GBP	(7,350)	GBP	(4,350)	GBP	3,000
Notional Amount in JPY	JPY	0	JPY	350,000	JPY	0	JPY	0	JPY	0	JPY	350,000
Premiums	$	(375)		$(767)		$202	$	304	$	88	$	(548)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	BAT Netherlands Finance BV	(1.000)%	12/20/2020	0.561%	EUR	100	$(2)	$0	$0	$(2)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.361		$100	(3)	0	0	(3)
BPS	Koninklijke DSM NV	(1.000)	12/20/2020	0.368	EUR	100	(2)	(1)	0	(3)
	Teliasonera AB	(1.000)	12/20/2020	0.496		100	(1)	(2)	0	(3)
	UBS AG	(1.000)	03/20/2017	0.917		$500	1	(1)	0	0
	Veolia Environnement S.A.	(1.000)	12/20/2020	0.630	EUR	100	(1)	(1)	0	(2)
BRC	Altria Group, Inc.	(1.000)	12/20/2020	0.284		$100	(3)	0	0	(3)
	Bayer AG	(1.000)	12/20/2020	0.591	EUR	100	(2)	0	0	(2)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.361		$100	(3)	0	0	(3)
	UBS AG	(1.000)	03/20/2017	0.917		600	0	(1)	0	(1)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.333		100	(3)	0	0	(3)
CBK	Bayer AG	(1.000)	12/20/2020	0.591	EUR	100	(2)	0	0	(2)
	Intesa Sanpaolo SpA	(1.000)	03/20/2026	3.524		$400	55	23	78	0
	Koninklijke DSM NV	(1.000)	12/20/2020	0.368	EUR	100	(2)	(1)	0	(3)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.333		$100	(3)	0	0	(3)
FBF	Altria Group, Inc.	(1.000)	12/20/2020	0.284		200	(6)	0	0	(6)
GST	Altria Group, Inc.	(1.000)	12/20/2020	0.284		100	(3)	0	0	(3)
	BASF SE	(1.000)	12/20/2020	0.488	EUR	200	(5)	0	0	(5)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.561		100	(2)	0	0	(2)
	Koninklijke DSM NV	(1.000)	12/20/2020	0.368		100	(2)	(1)	0	(3)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.361		$200	(6)	0	0	(6)
	SABMiller PLC	(1.000)	01/20/2022	0.369		100	(3)	(1)	0	(4)
JPM	Altria Group, Inc.	(1.000)	12/20/2020	0.284		100	(4)	1	0	(3)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.561	EUR	100	(2)	0	0	(2)
	Pfizer, Inc.	(1.000)	12/20/2020	0.230		$200	(8)	1	0	(7)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.333		100	(3)	0	0	(3)
MYC	Pfizer, Inc.	(1.000)	12/20/2020	0.230		100	(4)	0	0	(4)
SOG	United Utilities PLC	(1.000)	12/20/2020	0.720	EUR	300	0	(4)	0	(4)

							$(19)	$12	$78	$(85)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (4)	Notional Amount (5)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Indonesia Government International Bond	1.000%	12/20/2019	1.314%		$1,400	$(27)	$13	$0	$(14)
	South Africa Government International Bond	1.000	03/20/2019	1.855		300	(14)	7	0	(7)
	South Africa Government International Bond	1.000	09/20/2019	2.093		1,200	(33)	(8)	0	(41)
	Tesco PLC	1.000	12/20/2020	2.536	EUR	100	(10)	3	0	(7)
	Volkswagen International Finance NV	1.000	12/20/2016	0.339		300	(2)	3	1	0
BPS	Indonesia Government International Bond	1.000	12/20/2019	1.314		$2,200	(42)	19	0	(23)
	Petrobras Global Finance BV	1.000	09/20/2019	5.524		1,200	(62)	(97)	0	(159)
	South Africa Government International Bond	1.000	03/20/2019	1.855		600	(28)	15	0	(13)
	Tesco PLC	1.000	12/20/2020	2.536	EUR	400	(42)	13	0	(29)
BRC	Indonesia Government International Bond	1.000	09/20/2019	1.218		$800	(10)	5	0	(5)
	Russia Government International Bond	1.000	09/20/2016	0.228		800	(11)	13	2	0
	Saudi Arabia Government International Bond	1.000	06/20/2021	1.727		3,400	(91)	(25)	0	(116)
	South Africa Government International Bond	1.000	12/20/2019	2.202		3,700	(152)	4	0	(148)
CBK	South Africa Government International Bond	1.000	03/20/2019	1.855		400	(18)	9	0	(9)
DUB	Indonesia Government International Bond	1.000	12/20/2019	1.314		500	(10)	5	0	(5)
FBF	Export-Import Bank of China	1.000	12/20/2016	0.421		100	(10)	10	0	0
	Tesco PLC	1.000	12/20/2020	2.536	EUR	200	(20)	6	0	(14)
GST	Greece Government International Bond	1.000	12/20/2016	11.983		$200	(15)	6	0	(9)
	Indonesia Government International Bond	1.000	12/20/2019	1.314		900	(18)	9	0	(9)
HUS	Brazil Government International Bond	1.000	09/20/2019	2.139		300	(4)	(7)	0	(11)
	Russia Government International Bond	1.000	09/20/2016	0.228		800	(9)	11	2	0
JPM	Indonesia Government International Bond	1.000	09/20/2019	1.218		400	(5)	2	0	(3)
	Russia Government International Bond	1.000	09/20/2016	0.228		700	(10)	11	1	0
	Tesco PLC	1.000	12/20/2020	2.536	EUR	700	(58)	7	0	(51)
MYC	Brazil Government International Bond	1.000	03/20/2019	1.824		$2,000	(75)	32	0	(43)
	Export-Import Bank of China	1.000	09/20/2016	0.388		100	(3)	3	0	0
	Tesco PLC	1.000	12/20/2020	2.536	EUR	200	(20)	6	0	(14)
NGF	Saudi Arabia Government International Bond	1.000	06/20/2021	1.727		$2,600	(70)	(18)	0	(88)

							$(869)	$57	$6	$(818)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021	$6,600	$	7,155	$(8)	$161	$153	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2026	600		671	5	(14)	0	(9)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	25

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received	Notional Amount of Currency Delivered			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	$3,000	$		4,257	$(4)	$(262)	$0	$(266)
CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021	1,200			1,301	11	17	28	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2026	3,120			3,382	61	(2)	59	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.140% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	2,800			3,948	12	(234)	0	(222)
DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021	4,400			4,770	100	2	102	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2026	200			225	1	(6)	0	(5)
GLM	Floating rate equal to 3-Month EUR-EURIBOR less 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2026	200			217	8	(2)	6	0
	Floating rate equal to 3-Month USD-LIBOR less 0.755% based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	09/21/2018	1,751		JPY	180,000	(4)	0	0	(4)
	Floating rate equal to 3-Month GBP-LIBOR less 0.120% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	3,700			5,365	(48)	(391)	0	(439)
UAG	Floating rate equal to 3-Month EUR-LIBOR less 0.436% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2026	400			450	2	(8)	0	(6)

								$136	$(739)	$348	$(951)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Pay	3-Month ZAR-JIBAR	7.500%	09/17/2019	ZAR	15,000	$(3)	$(3)	$0	$(6)
DUB	Pay	1-Year BRL-CDI	12.360	01/04/2021	BRL	3,600	(5)	19	14	0

							$(8)	$16	$14	$(6)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.350%	08/16/2016	$500	$0	$15	$15	$0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.450	08/16/2016	300	0	9	9	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.650	08/16/2016	300	0	10	10	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.700	08/16/2016	300	0	10	10	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.800	08/16/2016	200	0	7	7	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	9.000	08/16/2016	200	0	7	7	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.500	09/14/2016	200	0	5	5	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.400	12/06/2016	100	0	2	2	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	7.250	01/03/2017	3	0	0	0	0

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.500%	03/22/2017	$400	$0	$7	$7	$0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.150	03/30/2017	200	0	2	2	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.250	08/16/2016	300	0	(2)	0	(2)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.450	08/16/2016	300	0	(2)	0	(2)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.550	08/16/2016	500	0	(5)	0	(5)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.900	08/16/2016	300	0	(5)	0	(5)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	11.200	08/16/2016	400	0	(8)	0	(8)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.000	09/14/2016	200	0	(2)	0	(2)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.800	12/06/2016	100	0	(2)	0	(2)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	9.250	01/03/2017	3	0	0	0	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.300	03/22/2017	400	0	(4)	0	(4)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.050	03/30/2017	200	0	(2)	0	(2)
	Pay	EUR versus BRL 1-Year ATM Implied Volatility	24.000	07/07/2016	200	0	16	16	0
HUS	Pay	EUR versus BRL 1-Year ATM Implied Volatility	24.500	07/08/2016	100	0	9	9	0
	Pay	EUR versus BRL 1-Year ATM Implied Volatility	23.750	07/13/2016	100	0	8	8	0

						$0	$75	$107	$(32)

Total Swap Agreements						$(760)	$(579)	$553	$(1,892)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

(l)	Securities with an aggregate market value of $2,939 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$17	$0	$0	$17	$(22)	$(4)	$0	$(26)	$(9)	$0	$(9)
BOA	1,753	37	154	1,944	(278)	(52)	(349)	(679)	1,265	(1,230)	35
BPS	327	0	0	327	(189)	(24)	(232)	(445)	(118)	114	(4)
BRC	66	0	2	68	(447)	0	(287)	(734)	(666)	658	(8)
CBK	256	18	165	439	(168)	(49)	(239)	(456)	(17)	0	(17)
DUB	79	14	206	299	(50)	(22)	(42)	(114)	185	(100)	85
FBF	0	0	0	0	0	(5)	(20)	(25)	(25)	0	(25)
GLM	185	70	6	261	(8)	(98)	(439)	(545)	(284)	(260)	(544)
GST	0	306	0	306	0	(378)	(41)	(419)	(113)	53	(60)
HUS	76	10	19	105	(57)	0	(11)	(68)	37	(70)	(33)
JPM	275	3	1	279	(860)	(45)	(69)	(974)	(695)	998	303
MSB	12	0	0	12	(37)	0	0	(37)	(25)	0	(25)
MYC	0	18	0	18	0	(18)	(61)	(79)	(61)	0	(61)
NAB	3	0	0	3	(3)	0	0	(3)	0	0	0
NGF	0	0	0	0	0	(15)	(88)	(103)	(103)	0	(103)
SCX	60	113	0	173	(71)	(12)	0	(83)	90	0	90
SOG	214	0	0	214	(199)	(19)	(4)	(222)	(8)	0	(8)
UAG	222	0	0	222	(1,103)	(12)	(6)	(1,121)	(899)	1,116	217
GLM	0	0	0	0	0	0	(4)	(4)	(4)	0	(4)

Total Over the Counter	$3,545	$589	$553	$4,687	$(3,492)	$(753)	$(1,892)	$(6,137)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	27

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$63	$63
Swap Agreements	0	6	0	0	137	143

	$0	$6	$0	$0	$200	$206

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,545	$0	$3,545
Purchased Options	0	0	0	246	343	589
Swap Agreements	0	84	0	455	14	553

	$0	$84	$0	$4,246	$357	$4,687

	$0	$90	$0	$4,246	$557	$4,893

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$58	$58
Swap Agreements	0	143	0	0	101	244

	$0	$143	$0	$0	$159	$302

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,492	$0	$3,492
Written Options	0	7	0	335	411	753
Swap Agreements	0	903	0	983	6	1,892

	$0	$910	$0	$4,810	$417	$6,137

	$0	$1,053	$0	$4,810	$576	$6,439

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(7)	$(7)
Written Options	0	0	0	0	10	10
Futures	0	0	0	0	900	900
Swap Agreements	0	(42)	0	0	(1,415)	(1,457)

	$0	$(42)	$0	$0	$(512)	$(554)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(323)	$0	$(323)
Purchased Options	0	0	0	(256)	0	(256)
Written Options	0	24	0	275	114	413
Swap Agreements	0	118	0	757	35	910

	$0	$142	$0	$453	$149	$744

	$0	$100	$0	$453	$(363)	$190

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(5)	$(5)
Futures	0	0	0	0	923	923
Swap Agreements	0	96	0	0	(524)	(428)

	$0	$96	$0	$0	$394	$490

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,809)	$0	$(1,809)
Purchased Options	0	0	0	(24)	228	204
Written Options	0	1	0	93	(355)	(261)
Swap Agreements	0	891	0	(887)	54	58

	$0	$892	$0	$(2,627)	$(73)	$(1,808)

	$0	$988	$0	$(2,627)	$321	$(1,318)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$414	$0	$414
Belgium
Corporate Bonds & Notes	0	1,912	0	1,912
Brazil
Corporate Bonds & Notes	0	446	0	446
Sovereign Issues	0	5,631	0	5,631
Canada
Corporate Bonds & Notes	0	1,221	0	1,221
Non-Agency Mortgage-Backed Securities	0	843	0	843
Sovereign Issues	0	14,092	0	14,092
Cayman Islands
Asset-Backed Securities	0	575	0	575
Corporate Bonds & Notes	0	168	0	168
Czech Republic
Sovereign Issues	0	1,375	0	1,375
Denmark
Corporate Bonds & Notes	0	17,143	0	17,143
France
Corporate Bonds & Notes	0	1,418	0	1,418
Sovereign Issues	0	2,481	0	2,481
Germany
Corporate Bonds & Notes	0	82	0	82
Sovereign Issues	0	3,566	0	3,566
Greece
Corporate Bonds & Notes	0	525	0	525
Sovereign Issues	0	293	0	293
Hong Kong
Corporate Bonds & Notes	0	204	0	204
Indonesia
Sovereign Issues	0	4,609	0	4,609
Ireland
Asset-Backed Securities	0	336	0	336
Corporate Bonds & Notes	0	1,982	0	1,982
Non-Agency Mortgage-Backed Securities	0	403	0	403
Italy
Corporate Bonds & Notes	0	737	0	737
Non-Agency Mortgage-Backed Securities	0	1,998	0	1,998
Sovereign Issues	0	2,739	0	2,739
Japan
Sovereign Issues	0	1,220	0	1,220
Luxembourg
Corporate Bonds & Notes	0	2,038	0	2,038
Malaysia
Sovereign Issues	0	498	0	498
Mexico
Sovereign Issues	0	517	0	517
Netherlands
Asset-Backed Securities	0	783	0	783
Corporate Bonds & Notes	0	7,494	0	7,494
Norway
Corporate Bonds & Notes	0	201	0	201
Sovereign Issues	0	151	0	151
Poland
Sovereign Issues	0	813	0	813
Portugal
Corporate Bonds & Notes	0	500	0	500
Qatar
Sovereign Issues	0	655	0	655

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Slovenia
Sovereign Issues	$0	$5,929	$0	$5,929
South Africa
Sovereign Issues	0	540	0	540
South Korea
Sovereign Issues	0	1,511	0	1,511
Spain
Corporate Bonds & Notes	0	1,126	0	1,126
Sovereign Issues	0	2,769	0	2,769
Sweden
Corporate Bonds & Notes	0	604	0	604
Switzerland
Corporate Bonds & Notes	0	4,474	0	4,474
Turkey
Sovereign Issues	0	6,159	0	6,159
United Kingdom
Corporate Bonds & Notes	0	8,773	0	8,773
Non-Agency Mortgage-Backed Securities	0	4,867	0	4,867
Sovereign Issues	0	2,964	0	2,964
United States
Asset-Backed Securities	0	13,947	0	13,947
Corporate Bonds & Notes	0	11,372	0	11,372
Non-Agency Mortgage-Backed Securities	0	6,350	0	6,350
U.S. Government Agencies	0	21,313	0	21,313
U.S. Treasury Obligations	0	18,880	0	18,880
Short-Term Instruments
Japan Treasury Bills	0	22,569	0	22,569
U.S. Treasury Bills	0	1,635	0	1,635

	$0	$215,845	$0	$215,845

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,422	$0	$0	$3,422

Total Investments	$3,422	$215,845	$0	$219,267

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(1,166)	$0	$(1,166)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	63	143	0	206
Over the counter	0	4,687	0	4,687

	$63	$4,830	$0	$4,893

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(58)	(173)	0	(231)
Over the counter	0	(6,137)	0	(6,137)

	$(58)	$(6,310)	$0	$(6,368)

Totals	$3,427	$213,199	$0	$216,626

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	29

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class shares of the PIMCO Global Advantage® Strategy Bond Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value (“NAV”) per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

SEMIANNUAL REPORT	JUNE 30, 2016	31

Notes to Financial Statements (Cont.)

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes

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inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in

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Notes to Financial Statements (Cont.)

unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term debt investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$18,988	$46,228	$(61,800)	$(60)	$66	$3,422	$28	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

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(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the

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Notes to Financial Statements (Cont.)

Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the

Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive

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a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

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Notes to Financial Statements (Cont.)

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Straddle Options  The Portfolio may enter into differing forms of straddle options (“Straddle”). A Straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

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For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that

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Notes to Financial Statements (Cont.)

name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate.

The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon

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by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield,

coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those

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Notes to Financial Statements (Cont.)

currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and

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U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for the Administrative Class is charged at an annual rate of 0.40%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table:

Supervisory and Administrative Fee
Administrative Class	0.35%

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Notes to Financial Statements (Cont.)

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets except PIMCO All Asset Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2016, were as follows (amounts in thousands):

U S Government/ Agency		All Other
Purchases	Sales	Purchases	Sales
$210,127	$212,669	$45,996	$67,779

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12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	753	$6,761	2,406	$22,162
Issued as reinvestment of distributions
Administrative Class	162	1,452	486	4,398
Cost of shares redeemed
Administrative Class	(6,161)	(55,362)	(1,699)	(15,259)
Net increase (decrease) resulting from Portfolio share transactions	(5,246)	$(47,149)	1,193	$11,301

As of June 30, 2016, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 91% of the Portfolio. One shareholder is a related party and comprises 52% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	JUNE 30, 2016	45

Notes to Financial Statements (Cont.)

June 30, 2016 (Unaudited)

As of December 31, 2015, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Global Advantage® Strategy Bond	$668	$371

As of June 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$221,707	$6,551	$(8,991)	$(2,440)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

15. SUBSEQUENT EVENTS

In August 2016, the Board approved a proposal to change the Portfolio’s name from PIMCO Global Advantage® Strategy Bond Portfolio to PIMCO Global Core Bond (Hedged) Portfolio and approved changes to the Portfolio’s investment objective, advisory and supervisory and administrative fees, principal investment strategies and benchmark indices. Such changes will be effective October 21, 2016.

46	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	GRE	RBS Securities, Inc.	MYI	Morgan Stanley & Co. International PLC
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	NAB	National Australia Bank Ltd.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	JML	JPMorgan Securities PLC	SCX	Standard Chartered Bank
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
FBF	Credit Suisse International	MSB	Morgan Stanley Bank N.A.	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:

AUD	Australian Dollar	GBP	British Pound	PHP	Philippine Peso
BRL	Brazilian Real	HKD	Hong Kong Dollar	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RON	Romanian New Leu
CHF	Swiss Franc	ILS	Israeli Shekel	RUB	Russian Ruble
CLP	Chilean Peso	INR	Indian Rupee	SEK	Swedish Krona
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	JIBAR	Johannesburg Interbank Agreed Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDO	Collateralized Debt Obligation

SEMIANNUAL REPORT	JUNE 30, 2016	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT07SAR_063016

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2016

PIMCO Global Bond Portfolio (Unhedged)

Share Classes

■	Institutional
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Outside of the reporting period, PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st.

The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the six-month fiscal reporting period include:

■

The first segment of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit, pushing government sovereign yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve (“Fed”) on hold at their June 2016 meeting, after having slightly raised interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term interest rates rose with the initial Fed rate hike in December 2015. Revised first quarter 2016 U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23, 2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the Pound Sterling and European and Japanese equities, most asset classes generally recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.37% for the reporting period. Yields declined across the majority of the U.S. Treasury yield curve as a more dovish tone from the Fed coupled with the surprise result of the U.K. referendum pushed expectations for policy normalization further into the future. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.27% on December 31, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.31% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 6.24% over the reporting period. U.S. real interest rates followed nominal yields sharply lower as concerns surrounding China’s growth prospects early in the reporting period coupled with uncertainty over the U.K. referendum created a strong flight-to-quality bid and more tempered expectations for near-term Fed rate hikes. Despite posting positive absolute returns, U.S. TIPS were outpaced by comparable nominal U.S. Treasuries as

2	PIMCO VARIABLE INSURANCE TRUST

market-based inflation expectations ended the period lower. U.S. breakeven inflation rates were pressured lower by low headline inflation data and outsized demand for safe-haven nominal U.S. Treasuries.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 13.25% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and precious metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by strong demand and production outages. Within precious metals, gold prices were the beneficiary of strong safe-haven demand around risk-off events, particularly in June 2016 following the U.K.’s historic vote to leave the European Union. Agriculture commodity prices also advanced over the period, led by sugar prices which rallied on Brazilian rainfall, Indian import demand as well as strength in the Brazilian real.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 3.11% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and refinancing concerns. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals. Positive representation and warranty settlement developments also benefited the sector.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.54% over the reporting period, as falling credit yields and a commodity-fueled rally drove returns over the reporting period. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 8.02% over the reporting period. Strong performance from commodity sectors and risk-on sentiment drove returns, as asset sales and equity issuance strengthened balance sheets. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher-yielding instruments.

■

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.90% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 14.02% over the reporting period. The slowdown in China continued apace, though policymakers have used expanded credit availability and a gradual depreciation of the Chinese currency to soften the landing. Higher commodity prices and improving terms of trade helped EM currencies broadly gain during the reporting period.

■

Global equity markets showed mixed performance amid a period marked by economic uncertainty, increased volatility and concerns around the U.K. referendum. U.S. equities, as represented by the S&P 500 Index, returned 3.84% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 6.41% over the same period. In contrast, developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 4.42% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2016	3

Important Information About the PIMCO Global Bond Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class,

Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Bond Portfolio (Unhedged)	01/10/02	01/31/06	—	01/10/02	10/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2016	5

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

United States	41.9%
Short-Term Instruments‡	15.3%
Denmark	9.2%
United Kingdom	4.9%
France	4.0%
Other	24.7%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Inception**
PIMCO Global Bond Portfolio (Unhedged) Institutional Class	8.82%	8.75%	1.47%	5.18%	5.10%
PIMCO Global Bond Portfolio (Unhedged) Administrative Class	8.74%	8.58%	1.32%	5.02%	6.15%
PIMCO Global Bond Portfolio (Unhedged) Advisor Class	8.69%	8.48%	1.22%	—	4.88%
Barclays Global Aggregate (USD Unhedged) Index****±	8.96%	8.87%	1.77%	4.40%	5.43%***
JPMorgan GBI Global FX NY Index Unhedged in USD	10.35%	11.28%	1.53%	4.55%	5.75%***

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** For class inception dates please refer to the Important Information.

*** Average annual total return since 12/31/2001.

**** Prior to December 1, 2015, the Portfolio’s broad-based securities market index was JPMorgan GBI FX NY Index Unhedged.

± Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Institutional Class shares, 0.90% for Administrative Class shares, and 1.00% for Advisor Class shares.

Investment Objective and Strategy Overview

»

PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, and may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro) or the U.S. dollar.

Portfolio Insights

Following are key factors impacting the Portfolio’s performance during the reporting period:

»	Exposure to the Russian ruble added to relative performance, as the currency appreciated against the U.S. dollar.

»	Exposure to a certain quasi-sovereign energy issuer added to relative performance, as spreads narrowed.

»	An overweight to duration in France added to relative performance, as French yields decreased.

»	An underweight to Belgium rates detracted from performance, as Belgian yields declined.

»	Short positions against the Japanese yen detracted from performance, as the yen appreciated against the U.S. dollar.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Global Bond Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,088.20	$3.88	$1,000.00	$1,020.74	$3.76	0.76%
Administrative Class	1,000.00	1,087.40	4.65	1,000.00	1,020.00	4.50	0.91
Advisor Class	1,000.00	1,086.90	5.15	1,000.00	1,019.51	4.99	1.01

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2016	7

Financial Highlights PIMCO Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions(b)
Institutional Class
01/01/2016 - 06/30/2016+	$11.26	$0.13	$0.86	$0.99	$(0.10)	$0.00	$0.00	$(0.10)
12/31/2015	11.95	0.23	(0.69)	(0.46)	0.00	0.00	(0.23)	(0.23)
12/31/2014	12.34	0.35	(0.05)	0.30	(0.32)	(0.36)	(0.01)	(0.69)
12/31/2013	13.72	0.36	(1.50)	(1.14)	(0.15)	(0.09)	0.00	(0.24)
12/31/2012	13.83	0.45	0.52	0.97	(0.25)	(0.83)	0.00	(1.08)
12/31/2011	13.49	0.51	0.52	1.03	(0.38)	(0.31)	0.00	(0.69)
Administrative Class
01/01/2016 - 06/30/2016+	11.26	0.12	0.86	0.98	(0.09)	0.00	0.00	(0.09)
12/31/2015	11.95	0.21	(0.69)	(0.48)	0.00	0.00	(0.21)	(0.21)
12/31/2014	12.34	0.33	(0.05)	0.28	(0.30)	(0.36)	(0.01)	(0.67)
12/31/2013	13.72	0.35	(1.50)	(1.15)	(0.14)	(0.09)	0.00	(0.23)
12/31/2012	13.83	0.43	0.52	0.95	(0.23)	(0.83)	0.00	(1.06)
12/31/2011	13.49	0.49	0.52	1.01	(0.36)	(0.31)	0.00	(0.67)
Advisor Class
01/01/2016 - 06/30/2016+	11.26	0.12	0.86	0.98	(0.09)	0.00	0.00	(0.09)
12/31/2015	11.95	0.20	(0.69)	(0.49)	0.00	0.00	(0.20)	(0.20)
12/31/2014	12.34	0.32	(0.05)	0.27	(0.29)	(0.36)	(0.01)	(0.66)
12/31/2013	13.72	0.33	(1.50)	(1.17)	(0.12)	(0.09)	0.00	(0.21)
12/31/2012	13.83	0.41	0.53	0.94	(0.22)	(0.83)	0.00	(1.05)
12/31/2011	13.49	0.47	0.53	1.00	(0.35)	(0.31)	0.00	(0.66)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$12.15	8.82%	$6,568	0.76	%*	0.75	%*	2.28	%*	296%
11.26	(3.89)	6,123	0.75		0.75		1.98		506
11.95	2.42	6,757	0.76		0.75		2.76		496
12.34	(8.34)	6,037	0.78		0.75		2.82		335
13.72	7.10	6,647	0.76		0.75		3.14		362
13.83	7.72	7,766	0.75		0.75		3.64		506

12.15	8.74	214,683	0.91	*	0.90	*	2.15	*	296
11.26	(4.03)	201,031	0.90		0.90		1.84		506
11.95	2.27	257,588	0.91		0.90		2.60		496
12.34	(8.48)	281,002	0.93		0.90		2.72		335
13.72	6.94	456,831	0.91		0.90		2.99		362
13.83	7.56	435,246	0.90		0.90		3.49		506

12.15	8.69	35,023	1.01	*	1.00	*	2.02	*	296
11.26	(4.13)	34,790	1.00		1.00		1.73		506
11.95	2.16	38,067	1.01		1.00		2.51		496
12.34	(8.57)	36,679	1.03		1.00		2.55		335
13.72	6.85	39,269	1.01		1.00		2.91		362
13.83	7.45	41,899	1.00		1.00		3.38		506

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	9

Statement of Assets and Liabilities PIMCO Global Bond Portfolio (Unhedged)

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2016

Assets:
Investments, at value
Investments in securities*	$302,489
Investments in Affiliates	5,585
Financial Derivative Instruments
Exchange-traded or centrally cleared	510
Over the counter	5,324
Deposits with counterparty	1,752
Foreign currency, at value	630
Receivable for investments sold	52,316
Receivable for investments sold on a delayed-delivery basis	2,039
Receivable for TBA investments sold	78,784
Receivable for Portfolio shares sold	34
Interest and/or dividends receivable	1,442
Dividends receivable from Affiliates	5
Other assets	2
Total Assets	450,912

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$10,017
Payable for short sales	26,701
Financial Derivative Instruments
Exchange-traded or centrally cleared	380
Over the counter	6,797
Payable for investments purchased	55,725
Payable for investments in Affiliates purchased	5
Payable for TBA investments purchased	91,521
Deposits from counterparty	3,057
Payable for Portfolio shares redeemed	246
Accrued investment advisory fees	52
Accrued supervisory and administrative fees	104
Accrued distribution fees	7
Accrued servicing fees	26
Total Liabilities	194,638

Net Assets	$256,274

Net Assets Consist of:
Paid in capital	$243,091
(Overdistributed) net investment income	(1,456)
Accumulated undistributed net realized (loss)	(1,006)
Net unrealized appreciation	15,645
Net Assets	$256,274

Net Assets:
Institutional Class	$6,568
Administrative Class	214,683
Advisor Class	35,023

Shares Issued and Outstanding:
Institutional Class	541
Administrative Class	17,673
Advisor Class	2,883

Net Asset Value Per Share Outstanding:
Institutional Class	$12.15
Administrative Class	12.15
Advisor Class	12.15

Cost of investments in securities	$293,587
Cost of investments in Affiliates	$5,585
Cost of foreign currency held	$630
Proceeds received on short sales	$26,600
Cost or premiums of financial derivative instruments, net	$(23)

* Includes repurchase agreements of:	$920

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Portfolio (Unhedged)

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2016

Investment Income:
Interest	$3,613
Dividends	1
Dividends from Investments in Affiliates	62
Total Income	3,676

Expenses:
Investment advisory fees	301
Supervisory and administrative fees	603
Servicing fees - Administrative Class	150
Distribution and/or servicing fees - Advisor Class	43
Trustee fees	2
Interest expense	8
Total Expenses	1,107

Net Investment Income	2,569

Net Realized Gain (Loss):
Investments in securities	(954)
Investments in Affiliates	(61)
Exchange-traded or centrally cleared financial derivative instruments	(3,262)
Over the counter financial derivative instruments	5,662
Foreign currency	(1,283)

Net Realized Gain	102

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	14,480
Investments in Affiliates	72
Exchange-traded or centrally cleared financial derivative instruments	5,867
Over the counter financial derivative instruments	(3,710)
Foreign currency assets and liabilities	1,196

Net Change in Unrealized Appreciation	17,905

Net Increase in Net Assets Resulting from Operations	$20,576

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	11

Statements of Changes in Net Assets PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$2,569	$5,078
Net realized gain (loss)	102	(8,326)
Net change in unrealized appreciation (depreciation)	17,905	(8,022)

Net Increase (Decrease) in Net Assets Resulting from Operations	20,576	(11,270)

Distributions to Shareholders:
From net investment income
Institutional Class	(54)	0
Administrative Class	(1,605)	0
Advisor Class	(259)	0
Tax basis return of capital
Institutional Class	0	(133)
Administrative Class	0	(4,305)
Advisor Class	0	(628)

Total Distributions(a)	(1,918)	(5,066)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(4,328)	(44,132)

Total Increase (Decrease) in Net Assets	14,330	(60,468)

Net Assets:
Beginning of period	241,944	302,412
End of period*	$256,274	$241,944

* Including (overdistributed) net investment income of:	$(1,456)	$(2,107)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged)

June 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.0%

AUSTRALIA 0.5%

SOVEREIGN ISSUES 0.5%
New South Wales Treasury Corp.
4.000% due 05/20/2026	AUD	600	$518
Queensland Treasury Corp.
4.250% due 07/21/2023		800	675

Total Australia (Cost $1,329)			1,193

BERMUDA 1.1%

BANK LOAN OBLIGATIONS 1.1%
Rise Ltd.
4.750% due 01/31/2021 (g)		$2,819	2,792

Total Bermuda (Cost $2,833)			2,792

BRAZIL 3.3%

CORPORATE BONDS & NOTES 0.7%
Petrobras Global Finance BV
3.536% due 03/17/2020		$1,100	974
4.875% due 03/17/2020		1,000	940

			1,914

SOVEREIGN ISSUES 2.6%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (d)	BRL	7,700	2,317
0.000% due 07/01/2017 (d)		15,800	4,340

			6,657

Total Brazil (Cost $8,260)			8,571

CANADA 4.3%

CORPORATE BONDS & NOTES 0.6%
Bank of Nova Scotia
1.875% due 04/26/2021		$900	908
Royal Bank of Canada
2.300% due 03/22/2021		600	617

			1,525

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%
Canadian Mortgage Pools
1.041% due 06/01/2020	CAD	266	203
1.241% due 07/01/2020		824	635
1.241% due 08/01/2020		284	219

			1,057

SOVEREIGN ISSUES 3.3%
Canada Government International Bond
1.500% due 12/01/2044 (e)		222	228
Province of Alberta
1.250% due 06/01/2020		1,100	855
2.350% due 06/01/2025		1,100	879
Province of Ontario
2.400% due 06/02/2026		1,200	966
2.600% due 06/02/2025		3,900	3,210
3.450% due 06/02/2045		400	353
3.500% due 06/02/2024		2,200	1,931

			8,422

Total Canada (Cost $10,737)			11,004

CAYMAN ISLANDS 0.5%

ASSET-BACKED SECURITIES 0.5%
Gallatin CLO Ltd.
1.898% due 07/15/2023		$662	662
Golden Knight CDO Ltd.
0.868% due 04/15/2019		23	23

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Octagon Investment Partners Ltd.
1.574% due 05/05/2023		$642	$642

Total Cayman Islands (Cost $1,327)			1,327

DENMARK 11.1%

CORPORATE BONDS & NOTES 11.1%
Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2037	DKK	1,100	169
3.000% due 10/01/2047		1,800	276
Nykredit Realkredit A/S
1.000% due 07/01/2016		18,700	2,789
1.000% due 10/01/2016		28,400	4,256
2.000% due 04/01/2017		10,800	1,639
2.000% due 10/01/2037		2,679	402
2.500% due 10/01/2037		5,900	907
2.500% due 10/01/2047		16,046	2,415
3.000% due 10/01/2047		19,813	3,043
Realkredit Danmark A/S
1.000% due 04/01/2017		22,500	3,391
2.000% due 04/01/2017		42,600	6,468
2.000% due 10/01/2037		3,488	524
2.500% due 10/01/2037		2,000	308
2.500% due 10/01/2047		3,589	540
3.000% due 10/01/2047		8,339	1,277

Total Denmark (Cost $28,414)			28,404

FRANCE 4.7%

CORPORATE BONDS & NOTES 1.1%
BNP Paribas Cardif S.A.
4.032% due 11/25/2025 (f)	EUR	500	533
Credit Agricole Assurances S.A.
4.250% due 01/13/2025 (f)		500	525
Credit Agricole S.A.
8.125% due 09/19/2033		$600	645
Dexia Credit Local S.A.
1.242% due 03/23/2018		500	501
1.875% due 03/28/2019		700	708

			2,912

SOVEREIGN ISSUES 3.6%
France Government International Bond
1.000% due 11/25/2025	EUR	200	240
1.750% due 11/25/2024		200	254
3.250% due 05/25/2045 (i)		300	529
4.500% due 04/25/2041 (i)		4,100	8,325

			9,348

Total France (Cost $10,899)			12,260

GERMANY 1.2%

CORPORATE BONDS & NOTES 0.5%
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	200	165
5.375% due 04/23/2024	NZD	500	408
Symrise AG
4.125% due 10/25/2017	EUR	600	699

			1,272

SOVEREIGN ISSUES 0.7%
Republic of Germany
4.250% due 07/04/2039		800	1,683

Total Germany (Cost $2,850)			2,955

GREECE 0.4%

SOVEREIGN ISSUES 0.4%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	6,000	55

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 08/22/2016	JPY	90,000	$868

Total Greece (Cost $880)			923

GUERNSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$600	600
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		308	316

Total Guernsey, Channel Islands (Cost $907)			916

IRELAND 1.2%

ASSET-BACKED SECURITIES 0.1%
CELF Loan Partners PLC
0.049% due 05/03/2023	EUR	142	157

CORPORATE BONDS & NOTES 0.9%
Depfa ACS Bank
3.875% due 11/14/2016		200	225
GE Capital International Funding Co.
3.373% due 11/15/2025		$1,200	1,312
German Postal Pensions Securitisation PLC
4.250% due 01/18/2017	EUR	700	796

			2,333

SOVEREIGN ISSUES 0.2%
Ireland Government International Bond
5.400% due 03/13/2025		400	630

Total Ireland (Cost $3,309)			3,120

ITALY 3.3%

CORPORATE BONDS & NOTES 0.8%
Banca Carige SpA
3.875% due 10/24/2018	EUR	1,200	1,426
Intesa Sanpaolo SpA
5.710% due 01/15/2026		$600	570

			1,996

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%
Casa D’este Finance SRL
0.087% due 09/15/2040	EUR	246	270
Claris Finance SRL
0.208% due 10/31/2060		736	813

			1,083

SOVEREIGN ISSUES 2.1%
Italy Buoni Poliennali Del Tesoro
2.700% due 03/01/2047		600	717
3.250% due 09/01/2046		900	1,201
4.000% due 02/01/2037		2,400	3,536

			5,454

Total Italy (Cost $8,727)			8,533

JAPAN 4.0%

CORPORATE BONDS & NOTES 0.6%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.700% due 03/05/2018		$300	302
Sumitomo Mitsui Financial Group, Inc.
2.337% due 03/09/2021		1,200	1,225

			1,527

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	13

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.4%
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		$1,000	$1,017
Japan Government International Bond
0.800% due 03/20/2046	JPY	620,000	7,175
Tokyo Metropolitan Government
2.000% due 05/17/2021		$500	507

			8,699

Total Japan (Cost $9,812)			10,226

JERSEY, CHANNEL ISLANDS 0.7%

CORPORATE BONDS & NOTES 0.7%
AA Bond Co. Ltd.
4.249% due 07/31/2043	GBP	500	690
UBS Group Funding Jersey Ltd.
3.000% due 04/15/2021		$1,000	1,021

Total Jersey, Channel Islands (Cost $1,748)			1,711

LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%
GELF Bond Issuer S.A.
1.750% due 11/22/2021	EUR	700	812

Total Luxembourg (Cost $824)			812

NETHERLANDS 1.3%

ASSET-BACKED SECURITIES 0.1%
Panther CDO BV
0.148% due 10/15/2084	EUR	231	251

CORPORATE BONDS & NOTES 1.2%
Bank Nederlandse Gemeenten NV
4.550% due 02/15/2019	CAD	1,800	1,511
Cooperatieve Rabobank UA
8.375% due 07/26/2016 (f)		$600	603
Schaeffler Holding Finance BV (6.875% Cash or 6.875% PIK)
6.875% due 08/15/2018 (b)	EUR	788	895

			3,009

Total Netherlands (Cost $3,446)			3,260

NORWAY 0.4%

CORPORATE BONDS & NOTES 0.3%
DNB Bank ASA
2.375% due 06/02/2021		$200	203
Eksportfinans ASA
5.500% due 06/26/2017		600	622

			825

SOVEREIGN ISSUES 0.1%
Norway Government International Bond
3.750% due 05/25/2021	NOK	1,600	220

Total Norway (Cost $1,041)			1,045

PORTUGAL 0.2%

CORPORATE BONDS & NOTES 0.2%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	400	122
Novo Banco S.A.
5.000% due 05/14/2019		600	486

Total Portugal (Cost $1,237)			608

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QATAR 0.1%

SOVEREIGN ISSUES 0.1%
Qatar Government International Bond
4.625% due 06/02/2046		$300	$327

Total Qatar (Cost $293)			327

SLOVENIA 1.5%

SOVEREIGN ISSUES 1.5%
Slovenia Government International Bond
4.125% due 02/18/2019		$1,100	1,159
4.700% due 11/01/2016	EUR	1,100	1,240
5.850% due 05/10/2023		$1,200	1,395

Total Slovenia (Cost $3,717)			3,794

SOUTH KOREA 0.4%

SOVEREIGN ISSUES 0.4%
Export-Import Bank of Korea
6.460% due 02/27/2017	MXN	5,000	275
Korea Government International Bond
7.125% due 04/16/2019		$700	814

Total South Korea (Cost $1,140)			1,089

SPAIN 2.7%

CORPORATE BONDS & NOTES 0.2%
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (f)	EUR	400	382

SOVEREIGN ISSUES 2.5%
Autonomous Community of Andalusia
4.850% due 03/17/2020		500	646
Autonomous Community of Catalonia
4.300% due 11/15/2016		800	895
4.950% due 02/11/2020		1,000	1,163
Autonomous Community of Madrid
4.688% due 03/12/2020		500	645
Spain Government International Bond
2.750% due 10/31/2024		1,000	1,265
2.900% due 10/31/2046		1,470	1,837

			6,451

Total Spain (Cost $6,823)			6,833

SUPRANATIONAL 0.6%

CORPORATE BONDS & NOTES 0.6%
European Investment Bank
0.500% due 07/21/2023	AUD	600	373
6.500% due 08/07/2019		900	754
Inter-American Development Bank
1.875% due 03/15/2021		$500	514

Total Supranational (Cost $1,658)			1,641

SWEDEN 0.6%

CORPORATE BONDS & NOTES 0.6%
Svenska Handelsbanken AB
2.450% due 03/30/2021		$1,600	1,645

Total Sweden (Cost $1,600)			1,645

SWITZERLAND 0.8%

CORPORATE BONDS & NOTES 0.7%
UBS AG
5.125% due 05/15/2024		$1,000	1,021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.625% due 08/17/2022		$600	$681

			1,702

SOVEREIGN ISSUES 0.1%
Switzerland Government Bond
3.500% due 04/08/2033	CHF	100	169

Total Switzerland (Cost $1,876)			1,871

UNITED KINGDOM 5.9%

CORPORATE BONDS & NOTES 4.1%
Barclays Bank PLC
7.750% due 04/10/2023		$1,000	1,034
Barclays PLC
6.500% due 09/15/2019 (f)	EUR	200	197
8.000% due 12/15/2020 (f)		600	622
HBOS PLC
1.380% due 09/06/2017		$700	697
HSBC Holdings PLC
4.300% due 03/08/2026		1,200	1,275
6.500% due 05/20/2024	GBP	400	658
Lloyds Bank PLC
2.050% due 01/22/2019		$400	399
4.875% due 03/30/2027	GBP	600	1,018
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)		500	631
Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	500	550
7.500% due 08/10/2020 (f)		$500	461
Royal Bank of Scotland PLC
9.500% due 03/16/2022		700	730
Santander UK Group Holdings PLC
2.875% due 10/16/2020		900	895
4.750% due 09/15/2025		600	594
Tesco PLC
6.125% due 02/24/2022	GBP	500	729

			10,490

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%
Eurosail PLC
1.524% due 06/13/2045		687	778

SOVEREIGN ISSUES 1.5%
United Kingdom Gilt
2.750% due 09/07/2024		300	460
3.250% due 01/22/2044		100	177
3.500% due 01/22/2045		300	558
4.250% due 12/07/2040		1,300	2,611

			3,806

Total United Kingdom (Cost $15,581)			15,074

UNITED STATES 50.4%

ASSET-BACKED SECURITIES 3.6%
Amortizing Residential Collateral Trust
1.033% due 07/25/2032		$1	1
1.153% due 10/25/2031		1	1
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031		1,312	1,455
Countrywide Asset-Backed Certificates
0.673% due 06/25/2047		1,000	645
0.853% due 08/25/2034		154	140
Countrywide Asset-Backed Certificates Trust
0.903% due 04/25/2036		1,000	902
Credit Suisse First Boston Mortgage Securities Corp.
1.073% due 01/25/2032		1	0
Credit-Based Asset Servicing and Securitization LLC
0.513% due 11/25/2036		22	13

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EMC Mortgage Loan Trust
0.896% due 05/25/2043	$312	$305
First Franklin Mortgage Loan Trust
0.923% due 11/25/2036	2,100	1,217
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^	173	80
JPMorgan Mortgage Acquisition Trust
0.733% due 03/25/2047	1,632	903
Morgan Stanley ABS Capital, Inc. Trust
0.563% due 03/25/2037	1,211	597
0.703% due 08/25/2036	2,912	1,688
1.253% due 07/25/2037	386	382
NovaStar Mortgage Funding Trust
0.583% due 03/25/2037	1,022	659
Renaissance Home Equity Loan Trust
5.294% due 01/25/2037	474	250
SACO, Inc.
0.853% due 04/25/2035	9	8
Securitized Asset-Backed Receivables LLC Trust
0.503% due 12/25/2036	8	4
Structured Asset Securities Corp. Mortgage Loan Trust
1.957% due 04/25/2035	14	14
Washington Mutual Asset-Backed Certificates Trust
0.513% due 10/25/2036	46	24

		9,288

BANK LOAN OBLIGATIONS 0.2%
Las Vegas Sands LLC
3.250% due 12/19/2020	499	499

CORPORATE BONDS & NOTES 5.9%
Ally Financial, Inc.
3.600% due 05/21/2018	1,100	1,105
American International Group, Inc.
3.900% due 04/01/2026	800	826
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021	300	311
3.300% due 02/01/2023	200	211
Bank of America Corp.
5.750% due 12/01/2017	200	212
Bear Stearns Cos. LLC
7.250% due 02/01/2018	1,000	1,090
Charter Communications Operating LLC
4.464% due 07/23/2022	900	970
6.384% due 10/23/2035	700	832
Citigroup, Inc.
1.324% due 04/27/2018	600	600
1.587% due 06/07/2019	600	601
2.050% due 06/07/2019	200	202
Citizens Bank N.A.
2.550% due 05/13/2021	600	607
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017	520	536
Continental Airlines Pass-Through Trust
9.000% due 01/08/2018	651	652
Ford Motor Credit Co. LLC
5.875% due 08/02/2021	200	230
JPMorgan Chase & Co.
2.550% due 03/01/2021	700	715
Kinder Morgan Energy Partners LP
6.500% due 04/01/2020	100	110
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^	800	57
Pricoa Global Funding
2.200% due 06/03/2021	300	305
Principal Life Global Funding
3.000% due 04/18/2026	1,200	1,226
SABMiller Holdings, Inc.
4.950% due 01/15/2042	400	465
Santander Holdings USA, Inc.
2.115% due 11/24/2017	1,200	1,200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UAL Pass-Through Trust
10.400% due 05/01/2018	$235	$242
Wells Fargo & Co.
2.550% due 12/07/2020	1,000	1,030
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	400	411
3.375% due 11/30/2021	300	313

		15,059

MUNICIPAL BONDS & NOTES 0.8%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,145	2,045

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.8%
Adjustable Rate Mortgage Trust
3.110% due 09/25/2035	22	19
American Home Mortgage Assets Trust
0.643% due 05/25/2046 ^	327	239
0.663% due 10/25/2046	541	361
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	892	745
Banc of America Funding Trust
2.854% due 02/20/2036	282	277
3.144% due 10/20/2046 ^	111	82
5.500% due 01/25/2036	377	383
BCAP LLC Trust
0.623% due 01/25/2037 ^	302	243
5.250% due 04/26/2037	1,255	1,153
Bear Stearns Adjustable Rate Mortgage Trust
2.380% due 08/25/2035	81	81
2.782% due 10/25/2033	13	13
2.924% due 03/25/2035	26	27
2.932% due 08/25/2033	13	13
2.973% due 05/25/2034	11	10
3.115% due 05/25/2034	39	37
3.143% due 05/25/2047 ^	373	337
3.254% due 11/25/2034	8	8
Bear Stearns ALT-A Trust
2.902% due 09/25/2035	177	148
3.000% due 11/25/2035 ^	154	114
3.062% due 08/25/2036 ^	222	164
Bear Stearns Structured Products, Inc. Trust
2.690% due 12/26/2046	126	94
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.633% due 07/25/2036	74	66
Citigroup Commercial Mortgage Trust
5.901% due 12/10/2049	313	313
Citigroup Mortgage Loan Trust, Inc.
2.760% due 09/25/2035	41	40
2.870% due 10/25/2035 ^	996	987
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.603% due 09/25/2035 ^	643	554
Countrywide Alternative Loan Trust
0.623% due 01/25/2037 ^	395	328
0.628% due 02/20/2047 ^	226	143
0.643% due 12/20/2046 ^	452	330
0.658% due 03/20/2046	139	103
0.658% due 07/20/2046 ^	312	152
0.733% due 02/25/2037	171	125
0.803% due 05/25/2037 ^	79	41
2.764% due 11/25/2035 ^	305	207
4.653% due 11/25/2035	31	23
5.250% due 06/25/2035 ^	26	23
6.000% due 04/25/2037 ^	67	43
6.000% due 02/25/2047	724	573
6.048% due 11/25/2035	31	24
6.250% due 08/25/2037 ^	36	31
6.500% due 06/25/2036 ^	182	121
Countrywide Home Loan Mortgage Pass-Through Trust
0.683% due 05/25/2035	81	67
0.743% due 04/25/2035	22	18

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.053% due 03/25/2035	$452	$404
1.093% due 03/25/2035	97	74
1.113% due 02/25/2035	8	7
1.213% due 09/25/2034	9	8
2.602% due 02/20/2036 ^	390	344
2.674% due 11/25/2034	21	20
2.865% due 05/25/2047	140	101
2.896% due 11/19/2033	18	17
3.002% due 08/25/2034 ^	5	5
5.500% due 10/25/2035	115	110
Credit Suisse Commercial Mortgage Trust
6.500% due 07/26/2036 ^	138	77
Credit Suisse First Boston Mortgage Securities Corp.
2.875% due 08/25/2033	19	19
6.500% due 04/25/2033	1	1
Deutsche ALT-B Securities, Inc.
5.886% due 10/25/2036 ^	325	273
GreenPoint Mortgage Funding Trust
0.723% due 11/25/2045	11	10
GSR Mortgage Loan Trust
2.220% due 03/25/2033	8	8
2.678% due 06/25/2034	5	5
2.876% due 09/25/2035	230	231
HarborView Mortgage Loan Trust
1.287% due 12/19/2036 ^	169	141
2.887% due 05/19/2033	18	17
IndyMac Mortgage Loan Trust
2.803% due 09/25/2035 ^	254	213
JPMorgan Mortgage Trust
2.467% due 11/25/2033	10	9
2.787% due 01/25/2037	337	302
2.827% due 07/25/2035	119	119
2.954% due 02/25/2035	9	8
3.030% due 07/25/2035	140	140
Luminent Mortgage Trust
0.693% due 04/25/2036	598	371
MASTR Adjustable Rate Mortgages Trust
2.904% due 05/25/2034	711	694
MASTR Alternative Loan Trust
0.853% due 03/25/2036	52	9
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.882% due 12/15/2030	8	7
Merrill Lynch Mortgage Investors Trust
0.663% due 02/25/2036	116	105
0.703% due 08/25/2036	5	5
2.554% due 02/25/2033	14	14
2.703% due 02/25/2036	78	72
Merrill Lynch Mortgage-Backed Securities Trust
3.126% due 04/25/2037 ^	12	10
Nomura Asset Acceptance Corp. Alternative Loan Trust
2.693% due 10/25/2035	23	21
Residential Accredit Loans, Inc. Trust
0.603% due 02/25/2047	166	89
0.633% due 06/25/2046	442	180
0.663% due 04/25/2046	186	82
6.000% due 12/25/2036 ^	520	433
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^	134	124
RiverView HECM Trust
0.513% due 07/25/2047	899	846
Structured Adjustable Rate Mortgage Loan Trust
2.830% due 02/25/2034	14	14
2.926% due 04/25/2034	32	32
2.949% due 09/25/2034	33	32
Structured Asset Mortgage Investments Trust
0.643% due 07/25/2046 ^	508	401
0.663% due 05/25/2036	112	87
0.673% due 05/25/2036	500	371
0.673% due 09/25/2047	516	398
0.698% due 07/19/2035	219	213
0.733% due 02/25/2036 ^	575	471
1.028% due 07/19/2034	3	3
1.148% due 03/19/2034	6	6
SunTrust Alternative Loan Trust
1.103% due 12/25/2035 ^	1,070	819

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	15

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WaMu Mortgage Pass-Through Certificates Trust
0.723% due 12/25/2045	$55	$51
0.763% due 01/25/2045	8	8
1.093% due 01/25/2045	8	8
1.137% due 02/25/2047 ^	430	333
1.800% due 08/25/2042	5	5
2.008% due 01/25/2037 ^	34	29
2.190% due 07/25/2046	205	183
2.225% due 12/25/2036 ^	6	6
2.506% due 12/25/2036 ^	49	42
2.508% due 06/25/2037 ^	85	75
2.576% due 02/25/2033	111	109
2.769% due 03/25/2034	34	34
2.818% due 06/25/2033	11	11
Washington Mutual Mortgage Pass-Through Certificates Trust
1.377% due 07/25/2046 ^	64	40
6.000% due 06/25/2037 ^	1,295	1,208
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	423	373
Wells Fargo Mortgage-Backed Securities Trust
2.868% due 04/25/2036	17	17

		19,964

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
2.853% due 03/15/2017	500	13
2.903% due 01/16/2018	3,100	75

		88

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 16.0%
Fannie Mae
0.573% due 03/25/2034	$7	7
0.603% due 08/25/2034	4	4
0.812% due 01/25/2017	94	94
0.853% due 06/25/2036	38	38
0.903% due 01/25/2044	159	159
2.033% due 10/01/2034	2	2
2.260% due 12/01/2034	7	7
2.668% due 11/01/2034	44	46
3.000% due 08/01/2042 - 08/01/2043	300	314
5.500% due 05/01/2047	26	29
6.000% due 07/25/2044	27	32

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fannie Mae, TBA
3.000% due 07/01/2046 - 08/01/2046	$19,100	$19,760
3.500% due 08/01/2046	7,400	7,798
4.000% due 07/01/2046 - 08/01/2046	1,900	2,035
Freddie Mac
0.733% due 09/25/2031	22	22
0.786% due 01/15/2038	588	585
1.610% due 10/25/2044	48	50
1.926% due 01/15/2038 (a)	588	39
2.588% due 02/01/2029	4	4
2.932% due 04/01/2037	51	54
3.000% due 03/01/2045	962	998
6.000% due 04/15/2036	415	477
Freddie Mac, TBA
3.000% due 08/01/2046	3,000	3,104
3.500% due 08/01/2046	5,000	5,266
Ginnie Mae
2.000% due 11/20/2024	2	2
6.000% due 09/20/2038	15	16

		40,942

U.S. TREASURY OBLIGATIONS 16.1%
U.S. Treasury Bonds
2.875% due 08/15/2045	1,100	1,236
3.000% due 05/15/2045	800	920
3.125% due 02/15/2042	400	473
3.750% due 11/15/2043	1,200	1,585
4.375% due 05/15/2040	200	285
5.250% due 02/15/2029	400	566
U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2024	1,662	1,681
0.250% due 01/15/2025	8,585	8,726
1.750% due 01/15/2028	2,284	2,674
2.375% due 01/15/2025	698	834
2.500% due 01/15/2029	1,660	2,107
3.875% due 04/15/2029	378	546
U.S. Treasury Notes
1.750% due 05/15/2023 (m)	100	103
2.000% due 02/15/2025 (m)	2,200	2,303
2.125% due 01/31/2021 (k)(m)	4,400	4,628
2.375% due 12/31/2020 (k)	11,700	12,424
2.500% due 05/15/2024 (m)	200	218

		41,309

Total United States (Cost $124,596)		129,194

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 16.1%

REPURCHASE AGREEMENTS (h) 0.4%
			$920

JAPAN TREASURY BILLS 15.5%
0.060% due 08/10/2016 - 09/12/2016 (c)(d)	JPY	4,110,000	39,814

U.S. TREASURY BILLS 0.2%
0.169% due 07/21/2016 (c)(d)(m)		$627	627

Total Short-Term Instruments (Cost $37,723)			41,361

Total Investments in Securities (Cost $293,587)			302,489

		SHARES
INVESTMENTS IN AFFILIATES 2.2%

SHORT-TERM INSTRUMENTS 2.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.2%
PIMCO Short-Term Floating NAV Portfolio III		565,093	5,585

Total Short-Term Instruments (Cost $5,585)			5,585

Total Investments in Affiliates (Cost $5,585)			5,585

Total Investments 120.2% (Cost $299,172)			$308,074

Financial Derivative Instruments (j)(l) (0.5)% (Cost or Premiums, net $(23))			(1,343)

Other Assets and Liabilities, net (19.7)%			(50,457)

Net Assets 100.0%			$256,274

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	01/31/2021	02/11/2014	$ 2,833	$2,792	1.09%

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	06/30/2016	07/01/2016	$920	U.S. Treasury Notes 1.000% due 05/15/2018	$(943)	$920	$920

Total Repurchase Agreements						$(943)	$920	$920

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BPS	(0.360)%	04/12/2016	07/13/2016	EUR (9,034)	$(10,017)

Total Reverse Repurchase Agreements					$(10,017)

(2)

The average amount of borrowings outstanding during the period ended June 30, 2016 was $(5,267) at a weighted average interest rate of (0.352)%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (3)
Fannie Mae, TBA	4.500%	07/01/2046	$200	$(217)	$(218)
Fannie Mae, TBA	5.500	07/01/2046	22,000	(24,654)	(24,733)
U.S. Treasury Bonds	4.500	02/15/2036	1,200	(1,729)	(1,750)

Total Short Sales				$(26,600)	$(26,701)

(3)	Payable for short sales includes $21 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

(i)	Securities with an aggregate market value of $10,535 have been pledged as collateral under the terms of the following master agreements as of June 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BPS	$0	$(10,017)	$0	$0	$(10,017)	$10,135	$118
SSB	920	0	0	0	920	(943)	(23)

Prime Brokerage Agreement
GSC	0	0	0	(1,750)	(1,750)	0	(1,750)

Total Borrowings and Other Financing Transactions	$920	$(10,017)	$0	$(1,750)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	17

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(10,017)	$0	$0	$(10,017)

Total Borrowings	$0	$(10,017)	$0	$0	$(10,017)

Gross amount of recognized liabilities for reverse repurchase agreements					$(10,017)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note September Futures	$ 112.250	08/26/2016	186	$2	$0
Put - CBOT U.S. Treasury 5-Year Note September Futures	112.500	08/26/2016	50	1	0
Put - CBOT U.S. Treasury 5-Year Note September Futures	114.500	08/26/2016	38	0	0
Put - CBOT U.S. Treasury 10-Year Note September Futures	114.000	08/26/2016	381	3	1
Put - CBOT U.S. Treasury 10-Year Note September Futures	119.500	08/26/2016	42	0	0

				$6	$1

Total Purchased Options				$6	$1

FUTURES CONTRACTS:

	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2017	172	$(199)	$0	$(8)
90-Day Eurodollar March Futures	Short	03/2018	9	(11)	0	0
Australia Government 10-Year Bond September Futures	Long	09/2016	10	12	2	(2)
Call Options Strike @ EUR 166.500 on Euro-Bund 10-Year Bond August Futures	Short	07/2016	48	(45)	3	(4)
Call Options Strike @ EUR 181.000 on Euro-Bund 10-Year Bond September Futures	Long	08/2016	80	0	0	0
Canada Government 10-Year Bond September Futures	Short	09/2016	12	(33)	3	(4)
Euro-Bobl September Futures	Long	09/2016	44	67	1	(1)
Euro-BTP Italy Government Bond September Futures	Long	09/2016	58	55	61	0
Euro-Bund 10-Year Bond September Futures	Long	09/2016	6	22	2	(1)
Euro-Buxl 30-Year Bond September Futures	Short	09/2016	8	(157)	0	(17)
Japan Government 10-Year Bond September Futures	Long	09/2016	5	12	4	(3)
Put Options Strike @ EUR 128.750 on Euro-Bobl August Futures	Long	07/2016	204	0	0	0
Put Options Strike @ EUR 161.500 on Euro-Bund 10-Year Bond August Futures	Long	07/2016	48	(20)	0	(1)
U.S. Treasury 5-Year Note September Futures	Long	09/2016	274	534	21	0
U.S. Treasury 10-Year Note September Futures	Long	09/2016	392	1,360	0	(31)
U.S. Treasury Ultra Long-Term Bond September Futures	Short	09/2016	1	(12)	1	0
United Kingdom Long Gilt September Futures	Long	09/2016	30	239	19	(1)

Total Futures Contracts				$1,824	$117	$(73)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

	Fixed (Pay) Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
Index/Tranches						Asset	Liability
iTraxx Europe Senior 25 5-Year Index	(1.000)%	06/20/2021	EUR 3,600	$23	$28	$0	$(32)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$	500	$17	$(1)	$2	$0
CDX.IG-25 5-Year Index	1.000	12/20/2020		44,900	369	461	77	0
CDX.IG-26 5-Year Index	1.000	06/20/2021		12,900	145	18	25	0
iTraxx Europe Main 25 5-Year Index	1.000	06/20/2021	EUR	3,400	29	(13)	16	0

					$560	$465	$120	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Year BRL-CDI	12.360%	01/04/2021	BRL	7,900	$31	$45	$4	$0
Pay	1-Year BRL-CDI	12.800	01/02/2025		1,300	14	13	1	0
Receive	3-Month CAD-Bank Bill	2.200	06/16/2026	CAD	4,900	(334)	(105)	0	(5)
Pay	3-Month CHF-LIBOR	0.050	03/16/2026	CHF	600	30	30	3	0
Pay	3-Month SEK-STIBOR	1.013	01/23/2025	SEK	700	4	4	1	0
Pay	3-Month SEK-STIBOR	1.023	01/23/2025		600	3	3	1	0
Pay	3-Month SEK-STIBOR	1.033	01/23/2025		600	3	3	1	0
Pay	3-Month SEK-STIBOR	1.036	01/23/2025		700	4	4	1	0
Pay	3-Month SEK-STIBOR	1.080	01/26/2025		1,400	8	8	1	0
Pay	3-Month SEK-STIBOR	1.085	01/26/2025		1,600	9	9	2	0
Pay	3-Month USD-LIBOR	1.250	06/15/2018	$	10,800	110	67	3	0
Receive	3-Month USD-LIBOR	2.000	06/15/2021		10,100	(499)	(111)	1	0
Receive	3-Month USD-LIBOR	2.000	06/15/2023		19,100	(1,101)	(401)	14	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2023		33,100	(1,149)	(452)	34	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		3,000	(248)	(88)	6	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		25,600	(705)	(266)	58	0
Pay	3-Month USD-LIBOR	2.500	12/16/2035		4,800	614	957	0	(32)
Pay	3-Month USD-LIBOR	2.500	06/15/2036		1,000	129	90	0	(7)
Pay	3-Month USD-LIBOR	0.000	07/01/2041		1,400	3	0	0	0
Pay	3-Month USD-LIBOR	2.500	06/15/2046		1,100	167	110	0	(12)
Pay	3-Month USD-LIBOR	0.000	12/21/2046		700	(61)	0	0	0
Pay	3-Month ZAR-JIBAR *	9.000	09/21/2026	ZAR	4,700	13	11	3	0
Pay	6-Month EUR-EURIBOR *	0.000	09/21/2018	EUR	3,400	16	1	0	0
Pay	6-Month EUR-EURIBOR *	0.000	09/21/2021		2,000	9	27	1	0
Pay	6-Month EUR-EURIBOR *	2.500	03/21/2023		14,000	1,873	1,977	23	0
Receive	6-Month EUR-EURIBOR *	0.750	09/21/2026		900	(36)	(18)	0	(3)
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		3,500	(449)	(414)	0	(22)
Receive	6-Month GBP-LIBOR *	1.750	09/16/2018	GBP	9,200	(306)	(315)	0	(11)
Receive	6-Month GBP-LIBOR *	1.000	09/21/2018		3,500	(47)	(39)	0	(4)
Pay	6-Month GBP-LIBOR *	1.250	09/21/2021		13,800	558	505	18	0
Receive	6-Month GBP-LIBOR *	1.500	09/21/2026		1,400	(87)	(87)	0	(3)
Pay	6-Month GBP-LIBOR *	1.750	03/15/2047		300	55	50	2	0
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	10,000	0	0	0	0
Receive	6-Month JPY-LIBOR	0.500	09/17/2021		1,290,000	(448)	(312)	4	0
Pay	6-Month JPY-LIBOR	0.750	12/20/2024		430,000	300	230	0	(1)
Pay	6-Month JPY-LIBOR	1.500	06/19/2033		1,340,000	3,166	3,164	0	(50)
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		240,000	510	471	0	(14)
Receive	6-Month JPY-LIBOR *	1.500	12/21/2045		400,000	(1,556)	(532)	90	0
Pay	28-Day MXN-TIIE	4.300	09/01/2016	MXN	88,000	0	(12)	0	(1)
Pay	28-Day MXN-TIIE	5.010	10/10/2019		19,300	(8)	(12)	0	0

						$595	$4,615	$272	$(165)

Total Swap Agreements						$1,178	$5,108	$392	$(197)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	19

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

(k)	Securities with an aggregate market value of $4,729 and cash of $1,752 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability (1)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1	$117	$392	$510	$0	$ (73)	$ (307)	$ (380)

(1)	Unsettled variation margin liability of $(110) for closed swap agreements is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	08/2016	CNH	10,148		$1,537	$17	$0
BOA	07/2016	BRL	2,231		695	1	0
	07/2016	DKK	18,891		2,853	34	0
	07/2016		$612	BRL	2,231	82	0
	08/2016	EUR	1,068		$1,184	0	(3)
	08/2016		$1,292	EUR	1,130	0	(36)
	09/2016	AUD	61		$45	0	0
	09/2016	SGD	52		39	0	0
	09/2016		$1,102	EUR	990	3	(4)
	10/2016	BRL	2,700		$701	0	(117)
	10/2016	DKK	5,000		751	3	0
	01/2017	CNY	4,090		590	0	(17)
	01/2017		$837	CNY	5,547	0	(14)
	04/2017	DKK	8,380		$1,272	7	0
BPS	07/2016	BRL	9,999		2,928	0	(184)
	07/2016		$3,078	BRL	9,999	37	(2)
	08/2016		2,687		9,229	161	0
	08/2016		140	CNH	926	0	(1)
	08/2016		622	MXN	11,783	19	0
	09/2016	AUD	149		$111	1	0
	09/2016	CNH	8,215		1,243	14	0
	10/2016		2,004		304	5	0
	10/2016		$304	CNY	2,006	0	(5)
BRC	07/2016	BRL	3,350		$1,044	1	0
	07/2016		$952	BRL	3,350	91	0
	09/2016	CNH	1,982		$298	1	0
CBK	08/2016	EUR	3,836		4,368	106	0
	08/2016	GBP	1,547		2,211	151	0
	08/2016	JPY	216,600		2,083	0	(17)
	08/2016	MXN	22,571		1,207	0	(22)
	08/2016	SGD	5,237		3,794	0	(92)
	08/2016		$723	AUD	989	13	0
	08/2016		7,664	EUR	6,797	0	(111)
	08/2016		7,819	GBP	5,419	0	(603)
	08/2016		110	NOK	935	2	0
	08/2016		504	PLN	1,934	0	(14)
	09/2016	CNH	991		$149	1	0
	09/2016		$25	AUD	33	0	0
	01/2017		474	RUB	34,318	36	0
DUB	07/2016	BRL	1,472		$459	0	0
	07/2016		$418	BRL	1,472	40	0
	07/2016		317	ILS	1,194	0	(7)
	07/2016		1,274	RUB	83,289	25	0
	08/2016	SGD	255		$187	0	(2)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	08/2016	AUD	1,537		$1,108	$0	$(37)
	08/2016	CHF	172		174	0	(2)
	08/2016	EUR	413		466	7	0
	08/2016	GBP	121		179	18	0
	08/2016	TWD	73,644		2,267	0	(23)
	08/2016		$30,708	EUR	26,950	0	(760)
	08/2016		475	GBP	354	1	(5)
	08/2016		292	JPY	31,200	11	0
	08/2016		3,438	KRW	3,984,537	16	0
	08/2016		579	THB	20,459	3	0
	08/2016		124	ZAR	1,898	4	0
	09/2016	EUR	728		$817	8	0
	10/2016	DKK	4,705		705	0	0
HUS	07/2016		8,385		1,281	30	0
	08/2016		$44,669	JPY	4,820,795	2,069	0
	09/2016	CNH	991		$149	1	0
	09/2016	EUR	352		395	3	0
	09/2016		$171	CNH	1,120	0	(3)
	09/2016		252	EUR	222	0	(5)
	09/2016		391	SGD	531	2	0
	01/2017	CNH	1,313		$199	4	0
	01/2017		$841	CNY	5,571	0	(14)
	02/2017		400	RUB	29,032	31	0
	07/2017	BRL	13,500		$3,603	0	(201)
JPM	07/2016		902		281	0	0
	07/2016	CAD	5,963		4,548	0	(68)
	07/2016	DKK	25,735		3,919	79	0
	07/2016	RUB	83,289		1,293	0	(6)
	07/2016		$248	BRL	902	33	0
	07/2016		389	TRY	1,151	9	0
	08/2016	DKK	5,345		$815	16	0
	08/2016	EUR	1,019		1,146	13	0
	08/2016	GBP	600		876	77	0
	08/2016		$1,625	CHF	1,570	0	(14)
	08/2016		372	CNH	2,460	0	(3)
	08/2016		2,478	INR	167,628	0	(15)
	08/2016		2,119	MXN	38,369	0	(30)
	08/2016		1,323	SEK	10,750	0	(51)
	09/2016	AUD	61		$46	0	0
	09/2016	CNH	15,355		2,323	26	0
	09/2016	JPY	1,370,000		12,870	0	(426)
	09/2016	SGD	375		279	1	0
	09/2016		$608	CNH	3,964	0	(15)
	09/2016		1,273	RUB	83,289	6	0
	10/2016	BRL	7,200		$1,870	0	(311)
	10/2016	CNH	4,600		703	16	0
	10/2016	DKK	28,499		4,340	74	0
	10/2016		$628	BRL	2,200	39	0
	10/2016		702	CNY	4,598	0	(15)
	04/2017	DKK	8,380		$1,272	7	0
	07/2017	BRL	2,300		614	0	(34)
MSB	08/2016	CHF	206		209	0	(3)
	08/2016	DKK	2,795		420	2	0
	08/2016		$334	CHF	321	0	(5)
	08/2016		778	GBP	560	0	(32)
	08/2016		282	JPY	29,800	7	0
	08/2016	ZAR	2,242		$149	0	(2)
	09/2016	AUD	526		394	3	0
	09/2016	EUR	68		76	0	0
	09/2016	SGD	220		163	0	0
	09/2016		$121	EUR	109	0	0
	09/2016		2	SGD	3	0	0
SCX	08/2016	CNH	7,852		$1,195	19	0
	08/2016	DKK	41,016		6,293	164	0
	08/2016	GBP	462		623	8	0
	08/2016	INR	88,323		1,297	0	(1)
	08/2016	JPY	502,981		4,826	0	(50)
	10/2016	CNH	18,435		2,801	47	0
	10/2016		$2,799	CNY	18,439	0	(47)
	01/2017		191	CNH	1,313	4	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	21

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SOG	07/2016	BRL	1,067		$332	$0	$0
	07/2016	ILS	1,129		293	1	0
	07/2016		$292	BRL	1,067	40	0
	07/2016		4,566	CAD	5,963	50	0
	08/2016	CAD	5,963		$4,566	0	(50)
	08/2016	INR	77,123		1,134	0	0
	08/2016	RUB	36,248		539	0	(21)
	08/2016		$293	ILS	1,128	0	(1)
	08/2016		458	ZAR	7,048	18	0
	01/2017	CNY	7,027		$1,014	0	(29)
UAG	08/2016	CNH	1,198		183	4	0
	08/2016	EUR	1,189		1,337	17	(1)
	08/2016	GBP	2,398		3,386	193	0
	08/2016	JPY	2,740,000		25,641	0	(922)
	08/2016		$2,910	EUR	2,622	9	(6)
	08/2016		697	MYR	2,835	14	0
	09/2016	CNH	4,932		$746	8	0
	09/2016	SGD	97		72	0	0
	09/2016		$396	AUD	534	1	0
	09/2016		4,200	CNH	27,383	0	(104)
	09/2016		39	SGD	53	0	0
	04/2017	DKK	19,183		$2,915	21	0

Total Forward Foreign Currency Contracts						$4,085	$(4,563)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC CHF versus SEK	SEK	8.090	07/27/2016	CHF	1,401	$7	$0
	Put - OTC GBP versus USD	$	1.335	09/28/2016	GBP	1,400	56	51
BPS	Call - OTC USD versus JPY	JPY	140.000	07/22/2016	$	40,000	4	0
DUB	Put - OTC EUR versus USD	$	1.100	09/26/2016	EUR	1,413	28	22
GLM	Call - OTC EUR versus USD		1.140	09/07/2016		1,300	26	10
	Put - OTC EUR versus USD		1.140	09/07/2016		1,300	26	46
	Put - OTC EUR versus USD		1.105	09/28/2016		2,600	58	45
HUS	Call - OTC USD versus SGD	SGD	1.354	09/15/2016	$	600	9	6
	Put - OTC USD versus SGD		1.354	09/15/2016		600	9	9
JPM	Put - OTC CHF versus SEK	SEK	8.090	07/27/2016	CHF	1,200	4	0
	Call - OTC USD versus JPY	JPY	111.000	08/29/2016	$	1,400	23	3
SCX	Put - OTC EUR versus USD	$	1.120	07/07/2016	EUR	2,100	13	25
	Put - OTC EUR versus USD		1.100	09/26/2016		987	19	15
	Call - OTC USD versus CNY	CNY	6.520	10/31/2016	$	62	19	51

							$301	$283

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	12/27/2016	$	83,800	$27	$7
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/21/2016		2,300	19	19
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.400	03/03/2017	JPY	60,000	4	2
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/13/2016	$	3,400	29	26

								$79	$54

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
FAR	Put - OTC Fannie Mae 3.000% due 09/01/2046	$	89.000	09/07/2016	$	15,000	$1	$0
	Put - OTC Fannie Mae 3.500% due 09/01/2046		91.000	09/07/2016		7,000	0	0

							$1	$0

Total Purchased Options							$381	$337

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.250%	09/21/2016	EUR	1,500	$(5)	$(3)
CBK	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.250	09/21/2016		3,300	(11)	(5)
DUB	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.250	09/21/2016		800	(2)	(1)
SOG	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.250	09/21/2016		700	(2)	(1)

							$(20)	$(10)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
AZD	Call - OTC USD versus CNY	CNY	7.000	11/01/2016	$	400	$(5)	$(2)
BOA	Put - OTC AUD versus USD	$	0.730	07/28/2016	AUD	200	(2)	(1)
	Call - OTC AUD versus USD		0.797	07/28/2016		200	(1)	0
	Put - OTC AUD versus USD		0.727	08/01/2016		700	(5)	(3)
	Call - OTC AUD versus USD		0.795	08/01/2016		700	(5)	0
	Put - OTC AUD Versus USD		0.716	08/03/2016		900	(7)	(2)
	Call - OTC AUD Versus USD		0.783	08/03/2016		900	(7)	(1)
	Call - OTC CHF versus SEK	SEK	8.604	07/27/2016	CHF	1,401	(11)	(20)
	Call - OTC GBP versus USD	$	1.378	09/26/2016	GBP	400	(17)	(6)
	Put - OTC GBP versus USD		1.378	09/26/2016		400	(20)	(25)
	Put - OTC GBP versus USD		1.260	09/28/2016		1,400	(21)	(17)
	Put - OTC GBP versus USD		1.300	09/28/2016		1,400	(35)	(31)
BPS	Call - OTC GBP versus USD		1.370	09/26/2016		400	(18)	(7)
	Put - OTC GBP versus USD		1.370	09/26/2016		400	(18)	(22)
CBK	Put - OTC AUD versus USD		0.739	07/22/2016	AUD	1,430	(11)	(9)
	Put - OTC AUD versus USD		0.731	07/28/2016		400	(3)	(2)
	Call - OTC AUD versus USD		0.798	07/28/2016		400	(3)	0
	Call - OTC EUR versus JPY	JPY	113.150	09/26/2016	EUR	500	(18)	(19)
	Put - OTC EUR versus JPY		113.150	09/26/2016		500	(17)	(11)
DUB	Put - OTC AUD versus USD	$	0.727	07/28/2016	AUD	600	(4)	(2)
	Call - OTC AUD versus USD		0.795	07/28/2016		600	(4)	0
	Put - OTC EUR versus USD		1.050	09/26/2016	EUR	1,413	(11)	(6)
	Call - OTC EUR versus USD		1.140	09/26/2016		1,413	(24)	(14)
FBF	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$	500	(27)	(6)
GLM	Call - OTC AUD versus JPY	JPY	75.600	09/26/2016	AUD	500	(13)	(14)
	Put - OTC AUD versus JPY		75.600	09/26/2016		500	(13)	(10)
	Call - OTC EUR versus MXN	MXN	22.160	08/17/2016	EUR	1,200	(14)	(3)
	Put - OTC EUR versus MXN		18.900	03/21/2017		1,000	(39)	(10)
	Call - OTC EUR versus MXN		22.650	03/21/2017		1,000	(34)	(26)
	Put - OTC EUR versus USD	$	1.060	09/28/2016		2,600	(23)	(16)
	Put - OTC EUR versus USD		1.080	09/28/2016		2,600	(34)	(25)
JPM	Call - OTC CHF versus SEK	SEK	8.600	07/27/2016	CHF	1,200	(10)	(17)
	Put - OTC USD versus JPY	JPY	106.500	08/29/2016	$	1,400	(13)	(57)
	Call - OTC USD versus JPY		114.000	08/29/2016		1,400	(10)	(1)
NGF	Put - OTC USD versus KRW	KRW	1,145.000	01/24/2017		500	(13)	(15)
SCX	Put - OTC EUR versus USD	$	1.100	07/07/2016	EUR	2,100	(5)	(5)
	Call - OTC EUR versus USD		1.160	07/07/2016		1,050	(4)	0
	Put - OTC EUR versus USD		1.050	09/26/2016		987	(7)	(4)
	Call - OTC EUR versus USD		1.140	09/26/2016		987	(16)	(10)
SOG	Call - OTC USD versus CNY	CNY	7.000	11/01/2016	$	1,100	(13)	(6)
	Put - OTC USD versus KRW	KRW	1,100.000	07/22/2016		641	(4)	0
	Put - OTC USD versus KRW		1,145.000	01/19/2017		400	(9)	(12)
UAG	Put - OTC USD versus KRW		1,145.000	01/19/2017		500	(11)	(15)

							$ (579)	$ (452)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	23

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770%	12/21/2016	$	4,600	$(19)	$(19)
JPM	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.000	03/03/2017	JPY	410,000	(4)	(3)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.765	12/13/2016	$	6,800	(29)	(26)

								$(52)	$(48)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
DUB	Call & Put - OTC 1-Year USD/BRL versus 1-Year USD/BRL Forward Currency Volatility Agreement	0.000%	06/29/2017	$ 600	$0	$(8)
GLM	Call & Put - OTC 1-Year USD/BRL versus 1-Year USD/BRL Forward Currency Volatility Agreement	0.000	06/30/2017	300	0	0
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000	02/20/2017	100	0	0

					$0	$(8)

Total Written Options					$(651)	$(518)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		31		0		(31)		0		0
Notional Amount in $	$	17,940	$	37,758	$	(7,100)	$	(19,357)	$	(10,000)	$	19,241
Notional Amount in AUD	AUD	0	AUD	9,460	AUD	(1,430)	AUD	0	AUD	0	AUD	8,030
Notional Amount in CHF	CHF	0	CHF	5,101	CHF	(2,500)	CHF	0	CHF	0	CHF	2,601
Notional Amount in EUR	EUR	7,800	EUR	36,979	EUR	(7,800)	EUR	(13,329)	EUR	0	EUR	23,650
Notional Amount in GBP	GBP	13,600	GBP	4,900	GBP	(500)	GBP	(8,600)	GBP	(5,000)	GBP	4,400
Notional Amount in JPY	JPY	0	JPY	410,000	JPY	0	JPY	0	JPY	0	JPY	410,000
Premiums	$	(346)	$	(995)	$	260	$	330	$	100	$	(651)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	BAT Netherlands Finance BV	(1.000)%	12/20/2020	0.561%	EUR	100	$(2)	$0	$0	$(2)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.361	$	100	(3)	0	0	(3)
BPS	BASF SE	(1.000)	12/20/2020	0.488	EUR	100	(2)	(1)	0	(3)
	Koninklijke DSM NV	(1.000)	12/20/2020	0.368		100	(2)	(1)	0	(3)
	Teliasonera AB	(1.000)	12/20/2020	0.496		200	(2)	(3)	0	(5)
	Veolia Environnement S.A.	(1.000)	12/20/2020	0.630		100	(1)	(1)	0	(2)
BRC	Altria Group, Inc.	(1.000)	12/20/2020	0.284	$	200	(7)	1	0	(6)
	Bayer AG	(1.000)	12/20/2020	0.591	EUR	100	(2)	0	0	(2)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.361	$	100	(3)	0	0	(3)
	WPP Group PLC	(3.750)	06/20/2017	0.150	GBP	1,000	0	(49)	0	(49)
CBK	Bayer AG	(1.000)	12/20/2020	0.591	EUR	100	(2)	0	0	(2)
	Koninklijke DSM NV	(1.000)	12/20/2020	0.368		100	(2)	(1)	0	(3)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.333	$	100	(3)	0	0	(3)
FBF	Altria Group, Inc.	(1.000)	12/20/2020	0.284		100	(3)	0	0	(3)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.361		100	(3)	0	0	(3)
GST	Altria Group, Inc.	(0.720)	03/20/2018	0.077		1,000	0	(11)	0	(11)
	Altria Group, Inc.	(1.000)	12/20/2020	0.284		100	(3)	0	0	(3)
	BASF SE	(1.000)	12/20/2020	0.488	EUR	100	(2)	(1)	0	(3)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.561		100	(2)	0	0	(2)
	Koninklijke DSM NV	(1.000)	12/20/2020	0.368		100	(2)	(1)	0	(3)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.361	$	300	(9)	0	0	(9)
	SABMiller PLC	(1.000)	01/20/2022	0.369		100	(3)	(1)	0	(4)
	United Utilities PLC	(1.000)	12/20/2020	0.720	EUR	200	0	(3)	0	(3)
JPM	Altria Group, Inc.	(1.000)	12/20/2020	0.284	$	100	(3)	0	0	(3)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.561	EUR	100	(2)	0	0	(2)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pfizer, Inc.	(1.000)%	12/20/2020	0.230%	$	500	$(19)	$2	$0	$(17)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.333		100	(3)	0	0	(3)
MYC	Pfizer, Inc.	(1.000)	12/20/2020	0.230		100	(4)	1	0	(3)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.361		100	(3)	0	0	(3)
	UBS AG	(1.000)	03/20/2017	0.917		1,000	(3)	2	0	(1)
RYL	Cleveland Electric Illuminating Co.	(0.940)	06/20/2017	0.172		1,000	0	(8)	0	(8)
SOG	Intesa Sanpaolo SpA	(1.000)	03/20/2026	3.524		600	87	30	117	0

							$(8)	$(45)	$117	$(170)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (4)	Notional Amount (5)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Volkswagen International Finance NV	1.000%	12/20/2016	0.339%	EUR	500	$(3)	$5	$2	$0
BPS	Tesco PLC	1.000	06/20/2021	2.720		100	(8)	(1)	0	(9)
BRC	Brazil Government International Bond	1.000	03/20/2023	3.484	$	800	(43)	(73)	0	(116)
CBK	Tesco PLC	1.000	12/20/2020	2.536	EUR	100	(9)	2	0	(7)
JPM	Russia Government International Bond	1.000	09/20/2016	0.228	$	1,000	(14)	16	2	0
	Tesco PLC	1.000	12/20/2020	2.536	EUR	200	(16)	1	0	(15)
MYC	Brazil Government International Bond	1.000	06/20/2019	1.944	$	1,000	(22)	(5)	0	(27)
SOG	Tesco PLC	1.000	12/20/2020	2.536	EUR	500	(43)	7	0	(36)

							$(158)	$(48)	$4	$(210)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021	EUR	3,300	$	3,577	$(4)	$81	$77	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2026		930		1,008	30	(12)	18	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	4,600		6,543	(5)	(418)	0	(423)
BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021	EUR	4,700		5,095	150	(41)	109	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	25

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021	EUR	2,400	$		2,601	$22	$34	$56	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2026		4,520			4,900	90	(4)	86	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.140% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	3,300			4,653	14	(275)	0	(261)
DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021	EUR	7,000			7,588	158	4	162	0
GLM	Floating rate equal to 3-Month EUR-EURIBOR less 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2026		400			434	16	(5)	11	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.120% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	5,100			7,381	(54)	(538)	0	(592)
	Floating rate equal to 3-Month USD-LIBOR less 0.755% based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	09/21/2018	$	320,000		JPY	3,113	(6)	0	0	(6)
UAG	Floating rate equal to 3-Month EUR-LIBOR less 0.436% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2026	EUR	700		$	788	3	(13)	0	(10)

									$414	$(1,187)	$519	$(1,292)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month KRW-KORIBOR	1.860%	12/01/2020	KRW	757,900	$0	$18	$18	$0
CBK	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		469,700	0	12	12	0
DUB	Pay	1-Year BRL-CDI	12.360	01/04/2021	BRL	5,200	(7)	27	20	0
	Pay	3-Month KRW-KORIBOR	1.860	12/01/2020	KRW	2,273,700	0	55	55	0
NGF	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		757,900	0	19	19	0

							$ (7)	$131	$ 124	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.350%	08/16/2016	$700	$0	$20	$20	$0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.450	08/16/2016	300	0	9	9	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.650	08/16/2016	300	0	10	10	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.700	08/16/2016	400	0	13	13	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.800	08/16/2016	300	0	10	10	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	9.000	08/16/2016	300	0	11	11	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.500	09/14/2016	300	0	7	7	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.400	12/06/2016	200	0	4	4	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	7.250	01/03/2017	4	0	0	0	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.500	03/22/2017	500	0	9	9	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.150	03/30/2017	300	0	4	4	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.250	08/16/2016	300	0	(2)	0	(2)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.450	08/16/2016	300	0	(2)	0	(2)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.550	08/16/2016	700	0	(7)	0	(7)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.900%	08/16/2016	$400	$0	$(7)	$0	$(7)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	11.200	08/16/2016	600	0	(11)	0	(11)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.000	09/14/2016	300	0	(3)	0	(3)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.800	12/06/2016	200	0	(3)	0	(3)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	9.250	01/03/2017	4	0	0	0	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.300	03/22/2017	500	0	(6)	0	(6)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.050	03/30/2017	300	0	(3)	0	(3)
	Pay	EUR versus BRL 1-Year ATM Implied Volatility	24.000	07/07/2016	200	0	16	16	0
HUS	Pay	EUR versus BRL 1-Year ATM Implied Volatility	24.500	07/08/2016	100	0	9	9	0
	Pay	EUR versus BRL 1-Year ATM Implied Volatility	23.750	07/13/2016	200	0	16	16	0

						$0	$94	$138	$(44)

Total Swap Agreements						$241	$(1,055)	$902	$(1,716)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

(m)	Securities with an aggregate market value of $3,821 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$17	$0	$0	$17	$0	$(2)	$0	$(2)	$15	$0	$15
BOA	130	51	115	296	(191)	(106)	(428)	(725)	(429)	142	(287)
BPS	237	0	109	346	(192)	(32)	(22)	(246)	100	0	100
BRC	93	0	0	93	0	0	(176)	(176)	(83)	101	18
CBK	309	26	154	489	(859)	(65)	(276)	(1,200)	(711)	465	(246)
DUB	65	22	350	437	(9)	(31)	(44)	(84)	353	(290)	63
FBF	0	0	0	0	0	(6)	(6)	(12)	(12)	0	(12)
GLM	68	101	11	180	(827)	(104)	(598)	(1,529)	(1,349)	750	(599)
GST	0	0	0	0	0	0	(38)	(38)	(38)	274	236
HUS	2,140	15	25	2,180	(223)	0	0	(223)	1,957	(2,316)	(359)
JPM	396	5	2	403	(988)	(78)	(40)	(1,106)	(703)	955	252
MSB	12	0	0	12	(42)	0	0	(42)	(30)	0	(30)
MYC	0	26	0	26	0	(26)	(34)	(60)	(34)	0	(34)
NGF	0	0	19	19	0	(15)	0	(15)	4	0	4
RYL	0	0	0	0	0	0	(8)	(8)	(8)	0	(8)
SCX	242	91	0	333	(98)	(19)	0	(117)	216	(50)	166
SOG	109	0	117	226	(101)	(19)	(36)	(156)	70	0	70
UAG	267	0	0	267	(1,033)	(15)	(10)	(1,058)	(791)	1,135	344

Total Over the Counter	$4,085	$337	$902	$5,324	$(4,563)	$(518)	$(1,716)	$(6,797)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	117	117
Swap Agreements	0	120	0	0	272	392

	$0	$120	$0	$0	$390	$510

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	27

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,085	$0	$4,085
Purchased Options	0	0	0	283	54	337
Swap Agreements	0	121	0	657	124	902

	$0	$121	$0	$5,025	$178	$5,324

	$0	$241	$0	$5,025	$568	$5,834

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$73	$73
Swap Agreements	0	142	0	0	165	307

	$0	$142	$0	$0	$238	$380

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,563	$0	$4,563
Written Options	0	10	0	460	48	518
Swap Agreements	0	380	0	1,336	0	1,716

	$0	$390	$0	$6,359	$48	$6,797

	$0	$532	$0	$6,359	$286	$7,177

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(10)	$(10)
Written Options	0	0	0	0	12	12
Futures	0	0	0	0	1,289	1,289
Swap Agreements	0	(265)	0	0	(4,288)	(4,553)

	$0	$(265)	$0	$0	$(2,997)	$(3,262)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,110	$0	$4110
Purchased Options	0	0	0	(241)	(2)	(243)
Written Options	0	32	0	288	138	458
Swap Agreements	0	381	0	1,005	(49)	1,337

	$0	$413	$0	$5,162	$87	$5,662

	$0	$148	$0	$5,162	$(2,910)	$2,400

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(9)	$(9)
Futures	0	0	0	0	1,771	1,771
Swap Agreements	0	670	0	0	3,435	4,105

	$0	$670	$0	$0	$5,197	$5,867

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,501)	$0	$(2,501)
Purchased Options	0	0	0	(45)	(26)	(71)
Written Options	0	5	0	107	(61)	51
Swap Agreements	0	(66)	0	(1,345)	222	(1,189)

	$0	$(61)	$0	$(3,784)	$135	$(3,710)

	$0	$609	$0	$(3,784)	$5,332	$2,157

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Australia
Sovereign Issues	$0	$1,193	$0	$1,193
Bermuda
Bank Loan Obligations	0	0	2,792	2,792
Brazil
Corporate Bonds & Notes	0	1,914	0	1,914
Sovereign Issues	0	6,657	0	6,657
Canada
Corporate Bonds & Notes	0	1,525	0	1,525
Non-Agency Mortgage-Backed Securities	0	1,057	0	1,057
Sovereign Issues	0	8,422	0	8,422
Cayman Islands
Asset-Backed Securities	0	1,327	0	1,327
Denmark
Corporate Bonds & Notes	0	28,404	0	28,404
France
Corporate Bonds & Notes	0	2,912	0	2,912
Sovereign Issues	0	9,348	0	9,348
Germany
Corporate Bonds & Notes	0	1,272	0	1,272
Sovereign Issues	0	1,683	0	1,683
Greece
Sovereign Issues	0	923	0	923
Guernsey, Channel Islands
Corporate Bonds & Notes	0	916	0	916
Ireland
Asset-Backed Securities	0	157	0	157
Corporate Bonds & Notes	0	2,333	0	2,333
Sovereign Issues	0	630	0	630
Italy
Corporate Bonds & Notes	0	1,996	0	1,996
Non-Agency Mortgage-Backed Securities	0	1,083	0	1,083
Sovereign Issues	0	5,454	0	5,454
Japan
Corporate Bonds & Notes	0	1,527	0	1,527
Sovereign Issues	0	8,699	0	8,699
Jersey, Channel Islands
Corporate Bonds & Notes	0	1,711	0	1,711
Luxembourg
Corporate Bonds & Notes	0	812	0	812
Netherlands
Asset-Backed Securities	0	251	0	251
Corporate Bonds & Notes	0	3,009	0	3,009
Norway
Corporate Bonds & Notes	0	825	0	825
Sovereign Issues	0	220	0	220
Portugal
Corporate Bonds & Notes	0	608	0	608
Qatar
Sovereign Issues	0	327	0	327
Slovenia
Sovereign Issues	0	3,794	0	3,794
South Korea
Sovereign Issues	0	1,089	0	1,089
Spain
Corporate Bonds & Notes	0	382	0	382
Sovereign Issues	0	6,451	0	6,451

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Supranational
Corporate Bonds & Notes	$0	$1,641	$0	$1,641
Sweden
Corporate Bonds & Notes	0	1,645	0	1,645
Switzerland
Corporate Bonds & Notes	0	1,702	0	1,702
Sovereign Issues	0	169	0	169
United Kingdom
Corporate Bonds & Notes	0	10,490	0	10,490
Non-Agency Mortgage-Backed Securities	0	778	0	778
Sovereign Issues	0	3,806	0	3,806
United States
Asset-Backed Securities	0	9,288	0	9,288
Bank Loan Obligations	0	499	0	499
Corporate Bonds & Notes	0	15,059	0	15,059
Municipal Bonds & Notes	0	2,045	0	2,045
Non-Agency Mortgage-Backed Securities	0	19,024	940	19,964
Preferred Securities	88	0	0	88
U.S. Government Agencies	0	40,942	0	40,942
U.S. Treasury Obligations	0	41,309	0	41,309
Short-Term Instruments
Repurchase Agreements	0	920	0	920
Japan Treasury Bills	0	39,814	0	39,814
U.S. Treasury Bills	0	627	0	627

	$88	$298,669	$3,732	$302,489

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,585	$0	$0	$5,585

Total Investments	$5,673	$298,669	$3,732	$308,074

Short Sales, at Value - Liabilities
Sovereign Issues	0	0	0	0
U.S. Government Agencies	0	(24,951)	0	(24,951)
U.S. Treasury Obligations	0	(1,750)	0	(1,750)

	$0	$(26,701)	$0	$(26,701)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	117	393	0	510
Over the counter	0	5,324	0	5,324

	$117	$5,717	$0	$5,834

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(73)	(197)	0	(270)
Over the counter	0	(6,797)	0	(6,797)

	$(73)	$(6,994)	$0	$(7,067)

Totals	$5,717	$270,691	$3,732	$280,140

There were no significant transfers between Levels 1 and 2 during the period ended June 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	29

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

June 30, 2016 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended June 30, 2016:

Category and Subcategory	Beginning Balance at 12/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2016 (1)
Investments in Securities, at Value
Bermuda
Bank Loan Obligations	$2,900	$0	$(103)	$(2)	$0	$(3)	$0	$0	$2,792	$0
United States
Non-Agency Mortgage-Backed Securities	1,080	0	(150)	1	3	6	0	0	940	0

Totals	$3,980	$0	$(253)	$(1)	$3	$3	$0	$0	$3,732	$0

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bermuda
Bank Loan Obligations	$2,792	Proxy Pricing	Base Price	99.00
United States
Non-Agency Mortgage-Backed Securities	846	Proxy Pricing	Base Price	94.18
	94	Third Party Vendor	Broker Quote	74.56

Total	$3,732

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2016 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

SEMIANNUAL REPORT	JUNE 30, 2016	31

Notes to Financial Statements (Cont.)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants,

(b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction

SEMIANNUAL REPORT	JUNE 30, 2016	33

Notes to Financial Statements (Cont.)

believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain
(loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options

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on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term debt investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services

(normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced

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Notes to Financial Statements (Cont.)

Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$18,612	$95,562	$(108,600)	$(61)	$72	$5,585	$62	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

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The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Notes to Financial Statements (Cont.)

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Portfolio at June 30, 2016 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

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(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations,

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Notes to Financial Statements (Cont.)

or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Straddle Options  The Portfolio may enter into differing forms of straddle options (“Straddle”). A Straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased

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Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

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Notes to Financial Statements (Cont.)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years.

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Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that

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Notes to Financial Statements (Cont.)

measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways.

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Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	0.50%
Administrative Class	0.50%
Advisor Class	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the

“Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the

46	PIMCO VARIABLE INSURANCE TRUST

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valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets except PIMCO All Asset Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2016, were as follows (amounts in thousands):

U S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$621,621	$592,581	$72,937	$78,744

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	66	$781	82	$945
Administrative Class	1,841	21,669	2,648	30,650
Advisor Class	206	2,380	423	4,907
Issued as reinvestment of distributions
Institutional Class	5	54	11	133
Administrative Class	136	1,605	372	4,305
Advisor Class	22	259	54	628
Cost of shares redeemed
Institutional Class	(74)	(864)	(115)	(1,326)
Administrative Class	(2,155)	(25,118)	(6,731)	(77,717)
Advisor Class	(434)	(5,094)	(574)	(6,657)
Net increase (decrease) resulting from Portfolio share transactions	(387)	$(4,328)	(3,830)	$(44,132)

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Notes to Financial Statements (Cont.)

June 30, 2016 (Unaudited)

As of June 30, 2016, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 79% of the Portfolio. One shareholder is a related party and comprises 34% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$229,252	$13,893	$(5,071)	$8,822

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

48	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
FAR	Wells Fargo Bank National Association	MSB	Morgan Stanley Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble
BRL	Brazilian Real	INR	Indian Rupee	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CHF	Swiss Franc	KRW	South Korean Won	THB	Thai Baht
CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	TRY	Turkish New Lira
CNY	Chinese Renminbi (Mainland)	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound	PLN	Polish Zloty

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade	CPI	Consumer Price Index

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	JIBAR	Johannesburg Interbank Agreed Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate

SEMIANNUAL REPORT	JUNE 30, 2016	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT08SAR_063016

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2016

PIMCO Global Diversified Allocation Portfolio

Share Classes

■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Outside of the reporting period, PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st.

The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the six-month fiscal reporting period include:

■

The first segment of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit, pushing government sovereign yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve (“Fed”) on hold at their June 2016 meeting, after having slightly raised interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term interest rates rose with the initial Fed rate hike in December 2015. Revised first quarter 2016 U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23, 2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the Pound Sterling and European and Japanese equities, most asset classes generally recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.37% for the reporting period. Yields declined across the majority of the U.S. Treasury yield curve as a more dovish tone from the Fed coupled with the surprise result of the U.K. referendum pushed expectations for policy normalization further into the future. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.27% on December 31, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.31% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 6.24% over the reporting period. U.S. real interest rates followed nominal yields sharply lower as concerns surrounding China’s growth prospects early in the reporting period coupled with uncertainty over the U.K. referendum created a strong flight-to-quality bid and more tempered expectations for near-term Fed rate hikes.

2	PIMCO VARIABLE INSURANCE TRUST

Despite posting positive absolute returns, U.S. TIPS were outpaced by comparable nominal U.S. Treasuries as market-based inflation expectations ended the period lower. U.S. breakeven inflation rates were pressured lower by low headline inflation data and outsized demand for safe-haven nominal U.S. Treasuries.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 13.25% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and precious metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by strong demand and production outages. Within precious metals, gold prices were the beneficiary of strong safe-haven demand around risk-off events, particularly in June 2016 following the U.K.’s historic vote to leave the European Union. Agriculture commodity prices also advanced over the period, led by sugar prices which rallied on Brazilian rainfall, Indian import demand as well as strength in the Brazilian real.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 3.11% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and refinancing concerns. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals. Positive representation and warranty settlement developments also benefited the sector.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.54% over the reporting period, as falling credit yields and a commodity-fueled rally drove returns over the reporting period. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 8.02% over the reporting period. Strong performance from commodity sectors and risk-on sentiment drove returns, as asset sales and equity issuance strengthened balance sheets. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher-yielding instruments.

■

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.90% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 14.02% over the reporting period. The slowdown in China continued apace, though policymakers have used expanded credit availability and a gradual depreciation of the Chinese currency to soften the landing. Higher commodity prices and improving terms of trade helped EM currencies broadly gain during the reporting period.

■

Global equity markets showed mixed performance amid a period marked by economic uncertainty, increased volatility and concerns around the U.K. referendum. U.S. equities, as represented by the S&P 500 Index, returned 3.84% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 6.41% over the same period. In contrast, developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 4.42% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2016	3

Important Information About the PIMCO Global Diversified Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to the following: allocation risk, acquired fund risk, equity risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio or Acquired Fund. The Portfolio or an Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or an Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

4	PIMCO VARIABLE INSURANCE TRUST

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Diversified Allocation Portfolio	04/30/12	—	—	04/30/12	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

SEMIANNUAL REPORT	JUNE 30, 2016	5

Important Information About the PIMCO Global Diversified Allocation Portfolio (Cont.)

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Diversified Allocation Portfolio

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings as of 06/30/20161§

PIMCO Total Return Fund IV	15.4%
PIMCO Short-Term Fund	15.3%
PIMCO StocksPLUS® International Fund (Unhedged)	10.3%
PIMCO Short-Term Floating NAV Portfolio III	7.4%
PIMCO RAE Fundamental PLUS Small Fund	5.2%
PIMCO RAE Fundamental PLUS EMG Fund	5.2%
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	5.2%
PIMCO StocksPLUS® Fund	5.2%
PIMCO Income Fund	5.1%
PIMCO Investment Grade Corporate Bond Fund	5.1%

1 % of Investments, at value.

§ Top 10 Holdings and % of Investments excludes securities sold short, financial derivative instruments, and short-term instruments, if any.

Average Annual Total Return for the period ended June 30, 2016
	6 Months*	1 Year	Inception**
PIMCO Global Diversified Allocation Portfolio Administrative Class	1.81%	(3.80)%	3.38%
PIMCO Global Diversified Allocation Portfolio Advisor Class	1.78%	(3.87)%	1.97%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±	2.62%	0.92%	6.31%
MSCI World Index±±	0.66%	(2.78)%	8.27%***

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** For Class Inception dates please refer to the Important Information.

*** Average annual total return since 04/30/2012.

± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.58% for Administrative Class shares, and 1.68% for Advisor Class shares.

Investment Objective and Strategy Overview

»

PIMCO Global Diversified Allocation Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index, by investing in a combination of Acquired Funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except other funds of funds (collectively, “Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

Portfolio Insights

Following are key factors impacting the Portfolio’s performance during the reporting period:

»	An allocation to fixed income contributed to performance, as each Underlying PIMCO Fund that is a bond fund posted positive returns.

»	An allocation to emerging markets equities, primarily through PIMCO RAE Fundamental PLUS EMG Fund, contributed to performance, as this Underlying PIMCO Fund posted a positive return.

»	Put options on the S&P 500 Index, used for tail risk hedging, detracted from performance, as the S&P 500 Index rallied.

»	Futures on the S&P 500 Index, used for the volatility management, detracted from performance.

»

An allocation to developed international equities, primarily through PIMCO StocksPLUS® International Fund (Unhedged), PIMCO RAE Fundamental PLUS International Fund, and PIMCO StocksPLUS® International Fund (Hedged), detracted from performance, as these Underlying PIMCO Funds posted negative returns.

SEMIANNUAL REPORT	JUNE 30, 2016	7

Expense Example PIMCO Global Diversified Allocation Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,018.10	$2.17	$1,000.00	$1,022.30	$2.18	0.44%
Advisor Class	1,000.00	1,017.80	2.66	1,000.00	1,021.81	2.67	0.54

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	JUNE 30, 2016	9

Financial Highlights PIMCO Global Diversified Allocation Portfolio

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions(b)

Administrative Class
01/01/2016 - 06/30/2016+	$9.13	$0.06	$0.10	$0.16	$(0.04)	$0.00	$(0.04)
12/31/2015	10.45	0.30	(0.87)	(0.57)	(0.27)	(0.48)	(0.75)
12/31/2014	10.43	0.42	0.19	0.61	(0.41)	(0.18)	(0.59)
12/31/2013	10.00	0.49	0.64	1.13	(0.37)	(0.33)	(0.70)
04/30/2012 - 12/31/2012	10.00	0.41	(0.28)	0.13	(0.13)	0.00	(0.13)

Advisor Class
01/01/2016 - 06/30/2016+	9.09	0.06	0.10	0.16	(0.04)	0.00	(0.04)
12/31/2015	10.40	0.31	(0.88)	(0.57)	(0.26)	(0.48)	(0.74)
12/31/2014	10.40	0.53	0.06	0.59	(0.41)	(0.18)	(0.59)
04/30/2013 - 12/31/2013	10.64	0.65	(0.16)	0.49	(0.40)	(0.33)	(0.73)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.25	1.81%	$537,458	0.44	%*	1.00	%*	0.44	%*	1.00	%*	1.37	%*	21%
9.13	(5.57)	510,615	0.46		1.00		0.46		1.00		2.89		17
10.45	5.87	399,133	0.40		1.00		0.40		1.00		3.87		3
10.43	11.38	285,997	0.47		1.00		0.47		1.00		4.70		43
10.00	1.33	90,099	0.55	*	1.17	*	0.53	*	1.15	*	6.08	*	0

9.21	1.78	94,342	0.54	*	1.10	*	0.54	*	1.10	*	1.28	*	21
9.09	(5.55)	81,740	0.56		1.10		0.56		1.10		3.01		17
10.40	5.65	41,809	0.50		1.10		0.50		1.10		4.94		3
10.40	4.75	11,958	0.57	*	1.10	*	0.57	*	1.10	*	9.15	*	43

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	11

Statement of Assets and Liabilities PIMCO Global Diversified Allocation Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2016

Assets:
Investments, at value
Investments in securities*	$1,029
Investments in Affiliates	612,374
Financial Derivative Instruments
Exchange-traded or centrally cleared	10,591
Cash	1
Deposits with counterparty	4,586
Receivable for investments in Affiliates sold	69,179
Receivable for Portfolio shares sold	773
Interest and/or dividends receivable	1
Dividends receivable from Affiliates	1,290
Total Assets	699,824

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$2
Payable for investments in Affiliates purchased	67,046
Payable for Portfolio shares redeemed	737
Accrued supervisory and administrative fees	154
Accrued distribution fees	19
Accrued servicing fees	66
Total Liabilities	68,024

Net Assets	$631,800

Net Assets Consist of:
Paid in capital	$698,621
Undistributed net investment income	979
Accumulated undistributed net realized (loss)	(39,128)
Net unrealized (depreciation)	(28,672)

Net Assets	$631,800

Net Assets:
Administrative Class	$537,458
Advisor Class	94,342

Shares Issued and Outstanding:
Administrative Class	58,094
Advisor Class	10,248

Net Asset Value Per Share Outstanding:
Administrative Class*	$9.25
Advisor Class	9.21

Cost of Investments in securities	$1,029
Cost of Investments in Affiliates	$639,432
Cost or Premiums of Financial Derivative Instruments, net	$11,015

* Includes repurchase agreements of:	$1,029

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Diversified Allocation Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2016

Investment Income:
Interest	$14
Dividends from Investments in Affiliates	5,333
Total Income	5,347

Expenses:
Investment advisory fees	1,326
Supervisory and administrative fees	1,178
Servicing fees - Administrative Class	378
Distribution and/or servicing fees - Advisor Class	107
Trustee fees	3
Total Expenses	2,992
Waiver and/or Reimbursement by PIMCO	(1,640)
Net Expenses	1,352

Net Investment Income	3,995

Net Realized (Loss):
Investments in Affiliates	(33,676)
Exchange-traded or centrally cleared financial derivative instruments	(6,331)

Net Realized (Loss)	(40,007)

Net Change in Unrealized Appreciation (Depreciation):
Investments in Affiliates	49,451
Exchange-traded or centrally cleared financial derivative instruments	(1,057)

Net Change in Unrealized Appreciation	48,394

Net Increase in Net Assets Resulting from Operations	$12,382

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	13

Statements of Changes in Net Assets PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Increase in Net Assets from:

Operations:
Net investment income	$3,995	$15,247
Net realized gain (loss)	(40,007)	3,813
Net change in unrealized appreciation (depreciation)	48,394	(51,063)

Net Increase (Decrease) in Net Assets Resulting from Operations	12,382	(32,003)

Distributions to Shareholders:
From net investment income
Administrative Class	(2,585)	(13,391)
Advisor Class	(415)	(2,010)
From net realized capital gains
Administrative Class	0	(24,734)
Advisor Class	0	(3,905)

Total Distributions(a)	(3,000)	(44,040)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	30,063	227,456

Total Increase in Net Assets	39,445	151,413

Net Assets:
Beginning of period	592,355	440,942
End of period*	$631,800	$592,355

* Including undistributed (overdistributed) net investment income of:	$979	$(16)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Diversified Allocation Portfolio

June 30, 2016 (Unaudited)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
		$1,029

Total Short-Term Instruments (Cost $1,029)		1,029

Total Investments in Securities (Cost $1,029)		1,029

	SHARES
INVESTMENTS IN AFFILIATES 96.9%

MUTUAL FUNDS (a) 89.8%
PIMCO Emerging Markets Bond Fund	1,852,643	18,916
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	1,803,726	18,831
PIMCO Global Advantage® Strategy Bond Fund	2,456,090	25,150
PIMCO Income Fund	2,651,739	31,529
PIMCO Investment Grade Corporate Bond Fund	3,014,392	31,500
PIMCO RAE Fundamental International Fund	3,653,622	31,275
PIMCO RAE Fundamental PLUS EMG Fund	3,883,932	31,771
PIMCO RAE Fundamental PLUS Small Fund	3,474,804	32,073
PIMCO Real Return Fund	2,830,077	31,414
PIMCO Short-Term Fund	9,698,229	94,073

	SHARES	MARKET VALUE (000S)
PIMCO StocksPLUS® Fund	3,606,864	$31,704
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	4,786,182	31,732
PIMCO StocksPLUS® International Fund (Unhedged)	11,777,408	62,891
PIMCO Total Return Fund IV	8,963,588	94,297

Total Mutual Funds (Cost $594,219)		567,156

SHORT-TERM INSTRUMENTS 7.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.1%
PIMCO Short-Term Floating NAV Portfolio III	4,574,850	45,218

Total Short-Term Instruments (Cost $45,213)		45,218

Total Investments in Affiliates (Cost $639,432)		612,374

Total Investments 97.1% (Cost $640,461)		$613,403

Financial Derivative Instruments (c) 1.7% (Cost or Premiums, net $11,015)		10,589

Other Assets and Liabilities, net 1.2%		7,808

Net Assets 100.0%		$631,800

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	06/30/2016	07/01/2016	$1,029	U.S. Treasury Notes 1.000% due 05/15/2018	$(1,054)	$1,029	$1,029

Total Repurchase Agreements						$(1,054)	$1,029	$1,029

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,029	$0	$0	$1,029	$(1,054)	$(25)

Total Borrowings and Other Financing Transactions	$1,029	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	15

Schedule of Investments PIMCO Global Diversified Allocation Portfolio (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,450.000	06/16/2017	657	$1,859	$1,531
Put - CBOE S&P 500 Index	1,650.000	06/16/2017	657	3,347	2,825
Put - CBOE S&P 500 Index	1,850.000	06/16/2017	657	5,809	5,056

				$11,015	$9,412

Total Purchased Options				$11,015	$9,412

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index September Futures	Long	09/2016	1,006	$(11)	$1,179	$(2)

Total Futures Contracts				$(11)	$1,179	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

Cash of $4,586 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$9,412	$1,179	$0	$10,591	$0	$(2)	$0	$(2)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$9,412	$0	$0	$9,412
Futures	0	0	1,179	0	0	1,179

	$0	$0	$10,591	$0	$0	$10,591

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$2	$0	$0	$2

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(5,782)	$0	$0	$(5,782)
Futures	0	0	(549)	0	0	(549)

	$0	$0	$(6,331)	$0	$0	$(6,331)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$519	$0	$0	$519
Futures	0	0	(1,576)	0	0	(1,576)

	$0	$0	$(1,057)	$0	$0	$(1,057)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$1,029	$0	$1,029

	$0	$1,029	$0	$1,029

Investments in Affiliates, at Value
Mutual Funds	567,156	0	0	567,156
Short-Term Instruments
Central Funds Used for Cash Management Purposes	45,218	0	0	45,218

	$612,374	$0	$0	$612,374

Total Investments	$612,374	$1,029	$0	$613,403

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1,179	$9,412	$0	$10,591

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(2)	$0	$0	$(2)

Totals	$613,551	$10,441	$0	$623,992

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	17

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing in a combination of acquired funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Act, equity securities, fixed income instruments, forwards and derivatives. “Fixed income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the Underlying PIMCO Funds (except commodity-related Underlying PIMCO Funds). The Portfolio may invest up to 10% of its total assets in commodity-related investments (including investment in commodity-related Underlying PIMCO Funds).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain

18	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities

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Notes to Financial Statements (Cont.)

that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an

20	PIMCO VARIABLE INSURANCE TRUST

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indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided

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Notes to Financial Statements (Cont.)

that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term debt investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2016 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Markets Bond Fund	$17,901	$908	$(1,590)	$(176)	$1,873	$18,916	$498	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	17,832	2,180	(2,132)	(145)	1,096	18,831	130	0
PIMCO Global Advantage® Strategy Bond Fund	23,812	2,624	(2,326)	(187)	1,227	25,150	255	0
PIMCO Global Dividend Fund	41,603	2,557	(44,829)	(21,789)	22,458	0	707	0
PIMCO Income Fund	29,818	3,941	(2,633)	(154)	557	31,529	843	0
PIMCO Investment Grade Corporate Bond Fund	29,858	3,245	(3,174)	(173)	1,744	31,500	589	0
PIMCO RAE Fundamental International Fund	0	31,275	0	0	0	31,275	0	0
PIMCO RAE Fundamental PLUS EMG Fund	29,681	8,253	(11,516)	(2,563)	7,916	31,771	92	0
PIMCO RAE Fundamental PLUS International Fund	17,695	2,769	(20,223)	(5,980)	5,739	0	73	0
PIMCO RAE Fundamental PLUS Small Fund	29,325	3,660	(2,894)	(1,103)	3,085	32,073	0	0

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Underlying PIMCO Funds	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Real Return Fund	$29,733	$3,113	$(3,072)	$(140)	$1,780	$31,414	$132	$0
PIMCO Short-Term Floating NAV Portfolio III	44,201	146,072	(145,100)	(121)	166	45,218	171	0
PIMCO Short-Term Fund	89,185	13,605	(8,424)	(125)	(168)	94,073	776	0
PIMCO StocksPLUS® Fund	29,372	1,924	(663)	(119)	1,190	31,704	112	0
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	29,559	4,494	(382)	(89)	(1,850)	31,732	100	0
PIMCO StocksPLUS® International Fund (Unhedged)	29,470	36,446	(1,963)	(471)	(591)	62,891	0	0
PIMCO Total Return Fund IV	89,287	11,795	(9,673)	(341)	3,229	94,297	855	0
Totals	$578,332	$278,861	$(260,594)	$(33,676)	$49,451	$612,374	$5,333	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2c in the Notes to Financial Statements for more information.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a

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Notes to Financial Statements (Cont.)

liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Acquired Funds) trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The NAV of the Portfolio will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

In the normal course of business, the Acquired Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks The Portfolio’s (or Acquired Funds’) investments in financial derivatives instruments and other financial instruments expose the Portfolio (to various risks such as, but not limited to, equity, interest rate, foreign (non-U.S.) currency and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Acquired Funds) may lose money if these changes are not anticipated by Portfolio (or Acquired Funds) management. The Portfolio (or Acquired Funds) may not be able to hedge against changes in

24	PIMCO VARIABLE INSURANCE TRUST

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interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Acquired Funds) to lose value. If the Portfolio (or Acquired Funds) lost enough value, the Portfolio (or Acquired Funds) could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio.

To the extent that the Portfolio (or Acquired Fund) may invest in securities and instruments that are economically tied to Russia, the Portfolio (or Acquired Fund) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Acquired Fund’s) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Acquired Funds), or, in the case of hedging positions, that the Portfolio’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s (or Acquired Funds’) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Acquired Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks The Portfolio (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party,

SEMIANNUAL REPORT	JUNE 30, 2016	25

Notes to Financial Statements (Cont.)

as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Acquired Funds). The Portfolio (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Acquired Funds) subsequently decreases, the Portfolio (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer,

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table:

Supervisory and Administrative Fee
Administrative Class	0.40%
Advisor Class	0.40%

(c) Distribution and Servicing Fees   PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who

SEMIANNUAL REPORT	JUNE 30, 2016	27

Notes to Financial Statements (Cont.)

are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets except PIMCO All Asset Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2017, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to the Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment

Advisory Fees and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2016, the amount was $1,639,613.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2016, were as follows (amounts in thousands†):

U S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$132,789	$115,494

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	6,045	$54,109	18,716	$190,699
Advisor Class	1,550	13,819	4,570	46,558
Issued as reinvestment of distributions
Administrative Class	284	2,585	4,081	38,125
Advisor Class	46	415	638	5,915
Cost of shares redeemed
Administrative Class	(4,173)	(37,733)	(5,069)	(51,524)
Advisor Class	(346)	(3,132)	(229)	(2,317)
Net increase (decrease) resulting from Portfolio share transactions	3,406	$30,063	22,707	$227,456

As of June 30, 2016, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 96% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

SEMIANNUAL REPORT	JUNE 30, 2016	29

Notes to Financial Statements (Cont.)

June 30, 2016 (Unaudited)

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$644,187	$5	$(30,789)	$(30,784)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

30	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange

SEMIANNUAL REPORT	JUNE 30, 2016	31

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT09SAR_063016

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2016

PIMCO Global Multi-Asset Managed Allocation Portfolio

Share Classes

■	Institutional
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Outside of the reporting period, PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st.

The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the six-month fiscal reporting period include:

■

The first segment of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit, pushing government sovereign yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve (“Fed”) on hold at their June 2016 meeting, after having slightly raised interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term interest rates rose with the initial Fed rate hike in December 2015. Revised first quarter 2016 U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23, 2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the Pound Sterling and European and Japanese equities, most asset classes generally recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.37% for the reporting period. Yields declined across the majority of the U.S. Treasury yield curve as a more dovish tone from the Fed coupled with the surprise result of the U.K. referendum pushed expectations for policy normalization further into the future. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.27% on December 31, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.31% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 6.24% over the reporting period. U.S. real interest rates followed nominal yields sharply lower as concerns surrounding China’s growth prospects early in the reporting period coupled with uncertainty over the U.K. referendum created a strong flight-to-quality bid and more tempered expectations for near-term Fed rate hikes.

2	PIMCO VARIABLE INSURANCE TRUST

Despite posting positive absolute returns, U.S. TIPS were outpaced by comparable nominal U.S. Treasuries as market-based inflation expectations ended the period lower. U.S. breakeven inflation rates were pressured lower by low headline inflation data and outsized demand for safe-haven nominal U.S. Treasuries.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 13.25% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and precious metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by strong demand and production outages. Within precious metals, gold prices were the beneficiary of strong safe-haven demand around risk-off events, particularly in June 2016 following the U.K.’s historic vote to leave the European Union. Agriculture commodity prices also advanced over the period, led by sugar prices which rallied on Brazilian rainfall, Indian import demand as well as strength in the Brazilian real.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 3.11% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and refinancing concerns. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals. Positive representation and warranty settlement developments also benefited the sector.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.54% over the reporting period, as falling credit yields and a commodity-fueled rally drove returns over the reporting period. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 8.02% over the reporting period. Strong performance from commodity sectors and risk-on sentiment drove returns, as asset sales and equity issuance strengthened balance sheets. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher-yielding instruments.

■

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.90% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 14.02% over the reporting period. The slowdown in China continued apace, though policymakers have used expanded credit availability and a gradual depreciation of the Chinese currency to soften the landing. Higher commodity prices and improving terms of trade helped EM currencies broadly gain during the reporting period.

■

Global equity markets showed mixed performance amid a period marked by economic uncertainty, increased volatility and concerns around the U.K. referendum. U.S. equities, as represented by the S&P 500 Index, returned 3.84% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 6.41% over the same period. In contrast, developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 4.42% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2016	3

Important Information About the PIMCO Global Multi-Asset Managed Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to the following: allocation risk, Acquired Fund risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain in the Portfolio or an Acquired Fund, which translates into heightened volatility for the Portfolio. The Portfolio or an Acquired Fund may engage in such transactions regardless of whether the Portfolio or an Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or an Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

4	PIMCO VARIABLE INSURANCE TRUST

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Multi-Asset Managed Allocation Portfolio	04/15/09	04/30/12	—	04/15/09	04/15/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A

SEMIANNUAL REPORT	JUNE 30, 2016	5

Important Information About the PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public

Reference Room in Washington, D.C. is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Short-Term Instruments‡	20.3%
Mutual Funds	19.9%
U.S. Government Agencies	15.3%
U.S. Treasury Obligations	15.1%
Sovereign Issues	11.9%
Exchange-Traded Funds	6.9%
Corporate Bonds & Notes	6.0%
Other	4.6%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2016
	6 Months*	1 Year	5 Years	Inception**
PIMCO Global Multi-Asset Managed Allocation Portfolio Institutional Class	(0.54)%	(4.63)%	—	(0.10)%
PIMCO Global Multi-Asset Managed Allocation Portfolio Administrative Class	(0.61)%	(4.79)%	(0.41)%	4.36%
PIMCO Global Multi-Asset Managed Allocation Portfolio Advisor Class	(0.74)%	(4.92)%	(0.52)%	4.26%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±	2.62%	0.92%	5.71%	9.13%***
MSCI World Index±±	0.66%	(2.78)%	6.63%	11.76%***

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** For class inception dates please refer to the Important Information.

*** Average annual total return since 04/15/2009.

± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.30% for Institutional Class shares, 1.45% for Administrative Class shares, and 1.55% for Advisor Class shares.

Investment Objective and Strategy Overview

»

PIMCO Global Multi-Asset Managed Allocation Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index. PIMCO uses a three-step approach in seeking to achieve the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Portfolio. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated openend investment companies, except other funds of funds (collectively, “Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”). The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

Following are key factors impacting the Portfolio’s performance during the reporting period:

»	An underweight exposure to U.S. equities detracted from relative performance, as these securities generally gained value.

»	Exposure to financial equities detracted from relative performance, as these securities generally posted negative returns.

»	An overweight exposure to European equities detracted from relative performance, as these securities generally posted negative returns.

»	An overweight exposure to Japanese equities detracted from relative performance, as these securities generally posted negative returns.

»	An overweight exposure to Chinese equities detracted from relative performance, as these securities generally posted negative returns.

»	Exposure to high-yield corporate financial spread duration detracted from relative performance, as high-yield corporate spreads in the financial sector widened.

»

An underweight to long-term U.K. breakeven inflation spreads (or the yield differential between U.K. nominal gilts and like-maturity U.K. index-linked gilts) benefited relative performance, as 30-year breakeven inflation spreads narrowed.

SEMIANNUAL REPORT	JUNE 30, 2016	7

Expense Example PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$994.60	$4.00	$1,000.00	$1,020.44	$4.05	0.82%
Administrative Class	1,000.00	993.90	4.73	1,000.00	1,019.71	4.79	0.97
Advisor Class	1,000.00	992.60	5.21	1,000.00	1,019.22	5.28	1.07

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	JUNE 30, 2016	9

Financial Highlights PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions(b)
Institutional Class
01/01/2016 - 06/30/2016+	$11.33	$0.12	$(0.18)	$(0.06)	$(0.12)	$0.00	$0.00	$(0.12)
12/31/2015	11.57	0.36	(0.37)	(0.01)	(0.21)	0.00	(0.02)	(0.23)
12/31/2014	11.34	0.36	0.19	0.55	0.00	0.00	(0.32)	(0.32)
12/31/2013	12.71	0.34	(1.31)	(0.97)	(0.30)	0.00	(0.10)	(0.40)
04/30/2012 - 12/31/2012	12.68	0.31	0.12	0.43	(0.35)	(0.05)	0.00	(0.40)
Administrative Class
01/01/2016 - 06/30/2016+	11.33	0.12	(0.19)	(0.07)	(0.11)	0.00	0.00	(0.11)
12/31/2015	11.56	0.30	(0.32)	(0.02)	(0.19)	0.00	(0.02)	(0.21)
12/31/2014	11.33	0.33	0.20	0.53	0.00	0.00	(0.30)	(0.30)
12/31/2013	12.71	0.29	(1.28)	(0.99)	(0.29)	0.00	(0.10)	(0.39)
12/31/2012	12.15	0.29	0.77	1.06	(0.45)	(0.05)	0.00	(0.50)
12/31/2011	12.71	0.38	(0.59)	(0.21)	(0.24)	(0.11)	0.00	(0.35)
Advisor Class
01/01/2016 - 06/30/2016+	11.38	0.11	(0.20)	(0.09)	(0.10)	0.00	0.00	(0.10)
12/31/2015	11.61	0.27	(0.30)	(0.03)	(0.18)	0.00	(0.02)	(0.20)
12/31/2014	11.38	0.31	0.21	0.52	0.00	0.00	(0.29)	(0.29)
12/31/2013	12.76	0.27	(1.27)	(1.00)	(0.28)	0.00	(0.10)	(0.38)
12/31/2012	12.16	0.27	0.78	1.05	(0.40)	(0.05)	0.00	(0.45)
12/31/2011	12.72	0.37	(0.59)	(0.22)	(0.23)	(0.11)	0.00	(0.34)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$11.15	(0.54)%	$1,503	0.82	%*	1.04	%*	0.76	%*	0.98	%*	2.30	%*	184%
11.33	(0.05)	1,515	0.74		1.03		0.69		0.98		3.01		367
11.57	4.86	2,052	0.55		0.98		0.53		0.96		3.13		391
11.34	(7.68)	1,737	0.53		0.99		0.52		0.98		2.83		116
12.71	3.50	13	0.52	*	1.02	*	0.52	*	1.02	*	3.66	*	133

11.15	(0.61)	198,553	0.97	*	1.19	*	0.91	*	1.13	*	2.19	*	184
11.33	(0.14)	219,433	0.89		1.18		0.84		1.13		2.46		367
11.56	4.70	248,087	0.70		1.13		0.68		1.11		2.82		391
11.33	(7.87)	304,038	0.68		1.14		0.67		1.13		2.41		116
12.71	8.87	367,447	0.67		1.17		0.67		1.17		2.30		133
12.15	(1.73)	317,925	0.68		1.14		0.68		1.14		2.96		38

11.19	(0.74)	593,746	1.07	*	1.29	*	1.01	*	1.23	*	2.09	*	184
11.38	(0.26)	625,067	0.99		1.28		0.94		1.23		2.23		367
11.61	4.57	899,657	0.80		1.23		0.78		1.21		2.69		391
11.38	(7.91)	1,168,630	0.78		1.24		0.77		1.23		2.27		116
12.76	8.77	1,523,954	0.77		1.27		0.77		1.27		2.17		133
12.16	(1.80)	1,414,873	0.78		1.24		0.78		1.24		2.88		38

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	11

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Managed Allocation Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2016

Assets:
Investments, at value
Investments in securities*	$646,276
Investments in Affiliates	347,318
Financial Derivative Instruments
Exchange-traded or centrally cleared	7,465
Over the counter	24,414
Deposits with counterparty	3,367
Foreign currency, at value	6,776
Receivable for investments sold	1,216
Receivable for investments sold on a delayed-delivery basis	280
Receivable for TBA investments sold	166,651
Receivable for Portfolio shares sold	11
Interest and/or dividends receivable	1,534
Dividends receivable from Affiliates	836
Reimbursement receivable from PIMCO	22
Total Assets	1,206,166

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$47,658
Payable for short sales	2,144
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,441
Over the counter	24,832
Payable for investments purchased	8,944
Payable for investments in Affiliates purchased	836
Payable for TBA investments purchased	310,804
Deposits from counterparty	14,298
Payable for Portfolio shares redeemed	570
Overdraft due to custodian	100
Accrued investment advisory fees	551
Accrued supervisory and administrative fees	39
Accrued distribution fees	122
Accrued servicing fees	25
Total Liabilities	412,364

Net Assets	$793,802

Net Assets Consist of:
Paid in capital	861,650
(Overdistributed) net investment income	(2,745)
Accumulated undistributed net realized (loss)	(49,238)
Net unrealized (depreciation)	(15,865)
Net Assets	$793,802

Net Assets:
Institutional Class	$1,503
Administrative Class	198,553
Advisor Class	593,746

Shares Issued and Outstanding:
Institutional Class	135
Administrative Class	17,811
Advisor Class	53,038

Net Asset Value Per Share Outstanding:
Institutional Class	$11.15
Administrative Class	11.15
Advisor Class	11.19

Cost of investments in securities	$641,851
Cost of investments in Affiliates	$352,972
Cost of foreign currency held	$6,704
Proceeds received on short sales	$2,133
Cost or premiums of financial derivative instruments, net	$9,216

* Includes repurchase agreements of:	$66,500

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2016 (Unaudited)

Investment Income:
Interest	$5,681
Dividends	992
Dividends from Investments in Affiliates	5,661
Total Income	12,334

Expenses:
Investment advisory fees	3,601
Supervisory and administrative fees	233
Servicing fees - Administrative Class	148
Distribution and/or servicing fees - Advisor Class	725
Trustee fees	5
Interest expense	220
Total Expenses	4,932
Waiver and/or Reimbursement by PIMCO	(853)
Net Expenses	4,079

Net Investment Income	8,255

Net Realized (Loss):
Investments in securities	(7,458)
Investments in Affiliates	(11,826)
Exchange-traded or centrally cleared financial derivative instruments	(19,905)
Over the counter financial derivative instruments	(1,428)
Foreign currency	(306)

Net Realized (Loss)	(40,923)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	22,678
Investments in Affiliates	16,440
Exchange-traded or centrally cleared financial derivative instruments	(3,010)
Over the counter financial derivative instruments	(10,058)
Foreign currency assets and liabilities	(732)

Net Change in Unrealized Appreciation	25,318

Net (Decrease) in Net Assets Resulting from Operations	$(7,350)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	13

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

(Decrease) in Net Assets from:

Operations:
Net investment income	$8,255	$22,295
Net realized (loss)	(40,923)	(3,365)
Net change in unrealized appreciation (depreciation)	25,318	(10,205)

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,350)	8,725

Distributions to Shareholders:
From net investment income
Institutional Class	(16)	(63)
Administrative Class	(1,951)	(3,759)
Advisor Class	(5,534)	(9,898)
Tax basis return of capital
Institutional Class	0	(4)
Administrative Class	0	(326)
Advisor Class	0	(951)

Total Distributions(a)	(7,501)	(15,001)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(37,362)	(297,505)

Total (Decrease) in Net Assets	(52,213)	(303,781)

Net Assets:
Beginning of period	846,015	1,149,796
End of period*	$793,802	$846,015

* Including (overdistributed) net investment income of:	$(2,745)	$(3,499)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio

June 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 81.5%

BANK LOAN OBLIGATIONS 0.4%
Valeant Pharmaceuticals International, Inc.
4.750% due 08/05/2020		$582	$565
5.000% due 04/01/2022		2,365	2,303

Total Bank Loan Obligations (Cost $2,783)			2,868

CORPORATE BONDS & NOTES 7.6%

BANKING & FINANCE 6.2%
Ally Financial, Inc.
2.750% due 01/30/2017		4,400	4,439
5.500% due 02/15/2017		1,600	1,626
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)	EUR	700	772
Banco Santander S.A.
6.250% due 09/11/2021 (e)		700	660
Bank of America Corp.
5.625% due 07/01/2020		$1,100	1,239
Barclays Bank PLC
7.625% due 11/21/2022		600	647
7.750% due 04/10/2023		200	207
Barclays PLC
8.000% due 12/15/2020 (e)	EUR	200	208
BPCE S.A.
4.625% due 07/11/2024		$2,700	2,712
Credit Agricole S.A.
7.875% due 01/23/2024 (e)		200	192
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		800	805
General Motors Financial Co., Inc.
2.625% due 07/10/2017		3,300	3,331
4.750% due 08/15/2017		800	826
Goldman Sachs Group, Inc.
1.853% due 09/15/2020		7,400	7,390
HSBC Holdings PLC
2.950% due 05/25/2021		3,900	3,944
3.600% due 05/25/2023		2,600	2,660
International Lease Finance Corp.
8.750% due 03/15/2017		6,100	6,379
JPMorgan Chase & Co.
2.750% due 06/23/2020		2,100	2,165
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	2,100	2,505
National Bank of Greece S.A.
3.875% due 10/07/2016		100	111
Realkredit Danmark A/S
1.000% due 01/01/2017	DKK	6,300	947
2.000% due 04/01/2017		3,400	516
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (e)		$1,200	1,107
8.000% due 08/10/2025 (e)		500	467
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (e)	GBP	400	497
UBS Group Funding Jersey Ltd.
4.125% due 04/15/2026		$2,800	2,922

			49,274

INDUSTRIALS 1.4%
AbbVie, Inc.
3.200% due 05/14/2026		2,000	2,026
Altria Group, Inc.
4.750% due 05/05/2021		800	913
Boston Scientific Corp.
2.850% due 05/15/2020		2,000	2,074
Cigna Corp.
4.500% due 03/15/2021		200	220
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	3,700	3,937
Kraft Heinz Foods Co.
2.800% due 07/02/2020		$600	624

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MGM Resorts International
7.625% due 01/15/2017		$700	$723
Pioneer Natural Resources Co.
6.875% due 05/01/2018		400	433

			10,950

Total Corporate Bonds & Notes (Cost $59,691)			60,224

U.S. GOVERNMENT AGENCIES 19.2%
Fannie Mae
2.672% due 05/01/2038		4,119	4,358
Fannie Mae, TBA
3.000% due 08/01/2046		19,000	19,683
3.500% due 08/01/2031 - 08/01/2046		121,400	127,955

Total U.S. Government Agencies (Cost $151,728)			151,996

U.S. TREASURY OBLIGATIONS 18.9%
U.S. Treasury Bonds
3.000% due 11/15/2045		190	219
2.500% due 02/15/2046 (h)		32,016	33,369
2.500% due 05/15/2046		3,520	3,672
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2018 (k)		9,935	10,087
0.125% due 04/15/2019 (h)(k)		17,050	17,418
0.125% due 04/15/2020		613	627
0.125% due 01/15/2023		104	105
0.375% due 07/15/2023		103	106
0.625% due 07/15/2021		902	951
0.750% due 02/15/2042		381	383
0.750% due 02/15/2045		437	440
1.000% due 02/15/2046		202	218
1.250% due 07/15/2020		889	956
1.375% due 02/15/2044		2,371	2,748
1.625% due 01/15/2018 (k)		1,142	1,186
1.875% due 07/15/2019 (k)		672	728
2.125% due 02/15/2040		6,951	9,110
2.125% due 02/15/2041 (k)		8,084	10,688
2.500% due 01/15/2029		8,011	10,167
3.625% due 04/15/2028		4,201	5,821
U.S. Treasury Notes
0.500% due 09/30/2016 (k)(m)†		4,500	4,502
1.375% due 04/30/2021 (m)		5,200	5,291
1.625% due 04/30/2019 (j)(k)(m)		30,200	30,982

Total U.S. Treasury Obligations (Cost $146,729)			149,774

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.1%
American Home Mortgage Assets Trust
0.643% due 09/25/2046 ^		1,437	986
Bear Stearns ALT-A Trust
2.916% due 01/25/2036		2,301	1,851
Deutsche ALT-B Securities, Inc.
6.000% due 10/25/2036		3,134	2,634
Grifonas Finance PLC
0.152% due 08/28/2039	EUR	830	663
Marche Mutui SRL
0.175% due 02/25/2055		496	542
2.001% due 01/27/2064		829	924
Residential Accredit Loans, Inc. Trust
0.633% due 06/25/2046		$332	135
Structured Adjustable Rate Mortgage Loan Trust
2.821% due 01/25/2036 ^		1,167	882

Total Non-Agency Mortgage-Backed Securities (Cost $8,456)			8,617

ASSET-BACKED SECURITIES 0.7%
Citigroup Mortgage Loan Trust, Inc.
0.583% due 08/25/2036		1,700	1,549

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fremont Home Loan Trust
0.603% due 10/25/2036		$2,822	$1,381
JPMorgan Mortgage Acquisition Corp.
0.843% due 05/25/2035		1,300	967
Long Beach Mortgage Loan Trust
0.753% due 01/25/2036		1,900	1,138
Residential Asset Securities Corp. Trust
0.603% due 07/25/2036		955	847

Total Asset-Backed Securities (Cost $5,538)			5,882

SOVEREIGN ISSUES 14.9%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	200	221
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (c)	BRL	103,900	31,259
0.000% due 01/01/2017 (c)		47,300	13,789
Denmark Government International Bond
0.100% due 11/15/2023 (d)	DKK	14,609	2,326
France Government International Bond
1.850% due 07/25/2027 (d)	EUR	1,282	1,848
Italy Buoni Poliennali Del Tesoro
1.250% due 09/15/2032 (d)		499	584
2.350% due 09/15/2024 (d)		3,113	3,973
Mexico Government International Bond
4.000% due 11/15/2040 (d)	MXN	56,233	3,372
4.000% due 11/08/2046 (d)		21,082	1,279
4.500% due 12/04/2025 (d)		15,930	995
New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	723	539
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	368	370
United Kingdom Gilt
0.125% due 03/22/2024 (d)	GBP	21,242	32,443
0.125% due 03/22/2026 (d)		6,235	9,702
1.125% due 11/22/2037 (d)		1,366	2,943
1.875% due 11/22/2022 (d)		7,499	12,544

Total Sovereign Issues (Cost $116,380)			118,187

		SHARES
COMMON STOCKS 3.5%

CONSUMER DISCRETIONARY 0.7%
DreamWorks Animation SKG, Inc. ‘A’ (a)(j)		81,644	3,337
SFX Entertainment, Inc. (a)		12,011	0
Tumi Holdings, Inc. (a)		68,308	1,827

			5,164

ENERGY 0.4%
Columbia Pipeline Group, Inc.		130,012	3,314

FINANCIALS 0.4%
Fidelity & Guaranty Life (j)		133,276	3,089

HEALTH CARE 0.3%
Alere, Inc. (a)(j)		58,647	2,444

INDUSTRIALS 0.5%
Virgin America, Inc. (a)(j)		73,341	4,122

INFORMATION TECHNOLOGY 0.8%
inContact, Inc. (a)(j)		230,766	3,196
LinkedIn Corp. (a)(j)		16,652	3,152

			6,348

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
MATERIALS 0.4%
Axiall Corp.	98,589	$3,215

UTILITIES 0.0%
Questar Corp. (j)	14,267	362

Total Common Stocks (Cost $29,085)		28,058

EXCHANGE-TRADED FUNDS 6.6%
iShares MSCI EAFE ETF	229,737	12,822
Vanguard REIT ETF	447,130	39,647

Total Exchange-Traded Funds (Cost $53,260)		52,469

SHORT-TERM INSTRUMENTS 8.6%

REPURCHASE AGREEMENTS (g) 8.4%
		66,500

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.2%
0.214% due 07/21/2016 - 12/08/2016 (b)(c)(j)(m)†	$1,702	1,701

Total Short-Term Instruments (Cost $68,201)		68,201

Total Investments in Securities (Cost $641,851)		646,276

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 43.7%

MUTUAL FUNDS (f) 24.9%
PIMCO Capital Securities and Financials Fund	614,303	$5,885
PIMCO Emerging Markets Corporate Bond Fund	2,009	21
PIMCO Income Fund	12,207,742	145,150
PIMCO Mortgage Opportunities Fund	1,873,108	20,735
PIMCO RAE Fundamental PLUS Fund	2,765,845	17,010
PIMCO TRENDS Managed Futures Strategy Fund	943,781	9,098

Total Mutual Funds (Cost $202,115)		197,899

EXCHANGE-TRADED FUNDS 2.0%
PIMCO Diversified Income Active Exchange-Traded Fund	136,687	6,698
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	224,100	9,461

Total Exchange-Traded Funds (Cost $17,607)		16,159

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 16.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.8%
PIMCO Short-Term Floating NAV Portfolio III	13,482,410	$133,260

Total Short-Term Instruments (Cost $133,250)		133,260

Total Investments in Affiliates (Cost $352,972)		347,318

Total Investments 125.2% (Cost $994,823)		$993,594

Financial Derivative Instruments (i)(l) 0.7% (Cost or Premiums, net $9,216)		5,606

Other Assets and Liabilities, net (25.9)%		(205,398)

Net Assets 100.0%		$793,802

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio II, Ltd., which is a 100% owned subsidiary of the Portfolio.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate		Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPG	0.750	% †	06/30/2016	07/01/2016	$4,500	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(4,602)	$4,500	$4,500
	0.760	†	06/30/2016	07/01/2016	9,400	Ginnie Mae 3.500% due 03/20/2045	(9,755)	9,400	9,400
DEU	0.800	†	06/30/2016	07/01/2016	9,400	U.S. Treasury Bonds 3.125% due 02/15/2043	(9,603)	9,400	9,400
JPS	0.800		06/30/2016	07/01/2016	33,800	U.S. Treasury Bonds 3.750% due 11/15/2043	(34,550)	33,800	33,801
SAL	0.800	†	06/30/2016	07/01/2016	9,400	U.S. Treasury Notes 1.375% due 09/30/2020	(9,612)	9,400	9,400

Total Repurchase Agreements							$(68,122)	$66,500	$66,501

(1)	Includes accrued interest.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
IND	0.640%	01/06/2016	07/06/2016	$(13,854)	$(13,898)
JPS	0.200	06/30/2016	07/01/2016	(33,760)	(33,760)

Total Reverse Repurchase Agreements					$(47,658)

(2)

The average amount of borrowings outstanding during the period ended June 30, 2016 was $(65,507) at a weighted average interest rate of 0.551%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.000%	07/01/2046	$2,000	$(2,133)	$(2,144)

Total Short Sales				$(2,133)	$(2,144)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

(h)	Securities with an aggregate market value of $47,641 have been pledged as collateral under the terms of the following master agreements as of June 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
PIMCO Global Multi-Asset Managed Allocation Portfolio
Global/Master Repurchase Agreement
IND	$0	$(13,898)	$0	$(13,898)	$13,971	$73
JPS	33,801	(33,760)	0	41	(1,197)	(1,156)
SGY	0	0	0	0	(272)	(272)

Prime Brokerage Agreement
FOB	0	0	0	0	12,911	12,911
GSC	0	0	0	0	10,309	10,309

Master Securities Forward Transaction Agreement
MSC	0	0	0	0	(110)	(110)

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BPG	13,900	0	0	13,900	(14,357)	(457)
DEU	9,400	0	0	9,400	(9,603)	(203)
SAL	9,400	0	0	9,400	(9,612)	(212)

Total Borrowings and Other Financing Transactions	$66,501	$(47,658)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(33,760)	$(13,898)	$0	$0	$(47,658)

Total Borrowings	$(33,760)	$(13,898)	$0	$0	$(47,658)

Gross amount of recognized liabilities for reverse repurchase agreements					$(47,658)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 5-Year Note September Futures	$129.000	08/26/2016	876	$8	$1

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE S&P 500 Index	2,150.000	07/15/2016	77	$82	$12
Call - OSE Nikkei 225 Index	17,000.000	07/08/2016	132	551	2

				$633	$14

Total Purchased Options				$641	$15

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	2,000.000	07/15/2016	39	$(32)	$(15)
Put - CBOE S&P 500 Index	1,975.000	08/19/2016	114	(245)	(165)
Put - CBOE S&P 500 Index	1,950.000	09/16/2016	58	(254)	(129)
Call - EUREX EURO STOXX 50 Index	3,125.000	07/15/2016	237	(72)	(2)
Put - EUREX EURO STOXX 50 Index	2,775.000	09/16/2016	242	(236)	(260)
Put - OSE Nikkei 225 Index	15,250.000	07/08/2016	132	(262)	(144)
Call - OSE Nikkei 225 Index	17,500.000	07/08/2016	132	(327)	(1)

				$(1,428)	$(716)

Total Written Options				$(1,428)	$(716)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2016	538	$255	$20	$0
90-Day Eurodollar December Futures	Short	12/2017	538	(390)	0	(27)
Aluminum October Futures †	Short	10/2016	69	(23)	0	0
Arabica Coffee December Futures †	Short	12/2016	7	(58)	0	(3)
Brent Crude November Futures †	Short	09/2016	2	0	3	0
Brent Crude September Futures †	Short	07/2016	97	(109)	156	0
Call Options Strike @ EUR 135.500 on Euro-Bobl September Futures	Long	08/2016	25	0	0	0
Call Options Strike @ EUR 168.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2016	88	5	7	(1)
Call Options Strike @ USD 53.000 on Brent Crude September Futures †	Short	07/2016	138	20	72	0
Copper October Futures †	Long	10/2016	14	2	0	0
Copper September Futures †	Short	09/2016	43	(120)	0	(10)
E-mini S&P 500 Index September Futures	Long	09/2016	1,507	1,135	1,715	0
Euro STOXX 50 September Futures	Long	09/2016	1,573	(834)	1,917	(10)
Euro-Bobl September Futures	Short	09/2016	14	(21)	0	0
Euro-BTP Italy Government Bond September Futures	Short	09/2016	55	(96)	0	(57)
Euro-Bund 10-Year Bond September Futures	Short	09/2016	51	(173)	0	(15)
Euro-OAT France Government 10-Year Bond September Futures	Short	09/2016	12	(39)	0	(8)
FTSE 100 Index September Futures	Long	09/2016	256	887	1,168	(8)
Gas Oil October Futures †	Short	10/2016	26	15	19	0
Gold 100 oz. December Futures †	Short	12/2016	5	(52)	3	0
Gold 100 oz. October Futures †	Short	10/2016	54	(253)	34	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	3	6	0	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	4	5	1	0
Lead October Futures †	Long	10/2016	22	10	0	0
Mini MSCI Emerging Markets Index September Futures	Long	09/2016	326	697	147	0
Natural Gas October Futures †	Short	09/2016	52	(141)	0	(28)
New York Harbor ULSD October Futures †	Short	09/2016	16	29	35	0
Nickel October Futures †	Long	10/2016	14	0	0	0
Nikkei 225 Index September Futures	Long	09/2016	294	(689)	406	(29)
Nikkei Index 400 September Futures	Long	09/2016	2,818	(2,230)	600	0
Platinum October Futures †	Long	10/2016	108	180	58	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling December Futures	Short	12/2016	1,775	$10	$0	$0
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling June Futures	Short	06/2017	243	4	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling December Futures	Long	12/2016	1,775	(30)	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling June Futures	Long	06/2017	243	(14)	0	(2)
S&P/Toronto Stock Exchange 60 September Futures	Long	09/2016	85	(62)	163	0
Silver December Futures †	Short	12/2016	9	(95)	0	(10)
Soybean November Futures †	Long	11/2016	70	264	143	0
SPI 200 Index September Futures	Long	09/2016	17	8	42	0
Sugar No. 11 October Futures †	Long	09/2016	59	41	0	(45)
U.S. Treasury 5-Year Note September Futures	Short	09/2016	876	(1,843)	0	(68)
U.S. Treasury 10-Year Note September Futures	Long	09/2016	1,425	4,699	0	(111)
U.S. Treasury 30-Year Bond September Futures	Short	09/2016	24	(131)	16	0
Wheat December Futures †	Short	12/2016	113	371	0	(1)
WTI Crude November Futures †	Short	10/2016	12	2	19	0
Zinc October Futures †	Long	10/2016	11	5	0	0

Total Futures Contracts				$1,247	$6,744	$(433)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	(5.000)%	06/20/2021	$17,600	$(592)	$(220)	$0	$(80)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill *	0.900%	04/17/2018	CAD	35,300	$15	$5	$1	$0
Pay	3-Month CAD-Bank Bill *	2.250	06/16/2026		10,650	226	138	8	0
Receive	3-Month USD-LIBOR †	0.680	09/14/2016	$	6,100	(10)	(11)	0	0
Pay	3-Month USD-LIBOR	1.500	12/16/2017		23,880	286	54	5	0
Pay	3-Month USD-LIBOR	2.000	12/16/2020		19,970	932	131	1	0
Pay	3-Month USD-LIBOR	2.250	12/16/2022		60,000	4,254	3,838	0	(40)
Receive	3-Month USD-LIBOR	2.000	06/15/2023		18,300	(1,055)	(384)	13	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2023		31,900	(1,107)	(436)	33	0
Receive	3-Month USD-LIBOR *	2.800	10/28/2025		32,100	(1,591)	(1,434)	65	0
Receive	3-Month USD-LIBOR *	2.500	02/22/2026		60,100	(2,001)	(1,808)	124	0
Receive	3-Month USD-LIBOR *	2.400	03/16/2026		8,600	(243)	(210)	18	0
Pay	3-Month USD-LIBOR *	2.100	05/20/2026		270	4	4	0	(1)
Receive	3-Month USD-LIBOR	2.250	06/15/2026		11,400	(945)	(387)	23	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		111,140	(3,067)	(1,376)	250	0
Pay	6-Month AUD-BBR-BBSW *	2.750	06/17/2026	AUD	4,700	56	60	3	0
Receive	6-Month EUR-EURIBOR *	0.000	09/21/2021	EUR	44,500	(204)	(597)	0	(32)
Receive	6-Month EUR-EURIBOR *	1.100	05/20/2026		30	(1)	(1)	0	(3)
Pay	6-Month EUR-EURIBOR *	0.750	09/21/2026		31,400	1,264	1,176	109	0
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		3,050	(391)	(254)	0	(19)
Receive	6-Month GBP-LIBOR *	1.000	09/21/2018	GBP	37,500	(501)	(415)	0	(45)
Receive	6-Month GBP-LIBOR *	1.250	09/21/2021		3,900	(158)	(117)	0	(5)
Receive	6-Month GBP-LIBOR *	1.900	05/18/2026		6,350	(213)	(182)	1	(2)
Receive	6-Month GBP-LIBOR *	1.500	09/21/2026		22,450	(1,390)	(1,540)	0	(41)
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		2,480	(453)	(405)	0	(17)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	6-Month JPY-LIBOR	1.000%	03/20/2024	JPY	1,450,000	$(1,250)	$(915)	$3	$0
Receive	6-Month JPY-LIBOR *	0.300	05/25/2026		220,000	(27)	(23)	0	0
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		180,000	(700)	(267)	40	0
Pay	28-Day MXN-TIIE	5.910	11/25/2022	MXN	17,900	11	11	6	0

						$(8,259)	$(5,345)	$703	$(205)

Total Swap Agreements						$(8,851)	$(5,565)	$703	$(285)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

(j)	Securities with an aggregate market value of $23,220 have been pledged as collateral as of June 30, 2016 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(k)	Securities with an aggregate market value of $27,115 and cash of $3,367 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)			Market Value	Variation Margin Liability (4)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO Global Multi-Asset Managed Allocation Portfolio (5)	$15	$6,201	$706	$6,922	$(716)	$(336)	$(292)	$(1,344)
PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary) (5)	0	543	0	543	0	(97)	0	(97)

Total Exchange-Traded or Centrally Cleared	$15	$6,744	$706	$7,465	$(716)	$(433)	$(292)	$(1,441)

(4)	Unsettled variation margin asset of $3 and liability of $(7) for closed swap agreements is outstanding at period end.
(5)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	08/2016		EUR	11,836	$		13,190	$61	$(24)
	08/2016		INR	515,017			7,556	0	(14)
	08/2016	$		925		EUR	823	0	(10)
	10/2016		BRL	14,800	$		3,755	0	(727)

BPS	07/2016			25,544			7,495	0	(457)
	07/2016	$		7,958		BRL	25,544	0	(6)
	08/2016		EUR	12,166	$		13,426	0	(94)
	08/2016		JPY	355,700			3,503	55	0
	08/2016		TWD	61,356			1,879	0	(29)
	08/2016	$		7,437		BRL	25,544	446	0
	10/2016		BRL	18,200	$		4,814	0	(698)
	01/2017			7,800			1,796	0	(504)
	01/2017		DKK	6,363			974	18	0

BRC	08/2016	$		14,844		INR	1,002,890	0	(103)
	08/2016			966		JPY	98,700	0	(9)

CBK	07/2016		CZK	3,285	$		137	2	0
	08/2016		EUR	3,098			3,473	31	0
	08/2016		GBP	7,015			10,163	821	0
	08/2016		JPY	718,000			6,891	0	(70)
	08/2016		KRW	3,212,506			2,743	0	(41)
	08/2016		MXN	485			26	0	0
	08/2016		THB	10,384			295	0	(1)
	08/2016	$		1,236		AUD	1,665	4	0
	08/2016			17,455		CAD	22,580	25	0
	08/2016			15,418		CHF	14,963	0	(60)
	08/2016			7,442		EUR	6,590	0	(119)
	08/2016			8,593		MXN	155,805	5	(117)
	08/2016			2,290		SGD	3,110	17	0
	10/2016		BRL	2,800	$		678	0	(170)
	10/2016		CNH	63,213			9,709	267	0

DUB	01/2017		BRL	9,500			2,195	0	(607)
	04/2017		DKK	3,475			526	2	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
GLM	08/2016		EUR	2,699	$		3,064	$65	$0
	08/2016		GBP	2,259			3,007	3	(4)
	08/2016		KRW	701,796			611	3	0
	08/2016		NZD	226			153	0	(8)
	08/2016		PLN	879			226	3	0
	08/2016	$		12,440		AUD	16,972	200	0
	08/2016			30,888		EUR	27,047	0	(831)
	08/2016			1,123		JPY	122,400	64	0
	08/2016			1,177		NOK	9,550	0	(36)
	08/2016		ZAR	9,927	$		643	0	(26)
	10/2016		BRL	17,900			4,464	0	(957)
	01/2017			16,100			3,767	0	(982)

HUS	07/2016			7,430			2,226	1	(88)
	07/2016	$		2,041		BRL	7,430	272	0
	08/2016		AUD	1,615	$		1,154	0	(49)
	08/2016		GBP	1,243			1,796	140	0
	08/2016		JPY	209,100			1,971	0	(56)
	08/2016	$		7,334		INR	498,565	0	(6)
	08/2016			40,401		JPY	4,361,815	1,887	0
	01/2017		CNH	15,725	$		2,276	0	(63)

JPM	07/2016		BRL	25,544			7,114	2	(839)
	07/2016		TRY	1,677			566	0	(13)
	07/2016	$		7,018		BRL	25,544	934	0
	07/2016			1,086		ILS	4,108	0	(22)
	07/2016			807		RUB	52,015	4	0
	08/2016		EUR	7,753	$		8,735	119	0
	08/2016		MXN	159,683			8,817	126	0
	08/2016		RUB	61,204			895	0	(51)
	08/2016	$		4,140		EUR	3,664	0	(69)
	08/2016			1,636		HKD	12,684	0	0
	08/2016			878		JPY	95,300	46	0
	08/2016			1,677		KRW	1,944,951	9	0
	08/2016			5,109		SEK	41,505	0	(195)
	09/2016		RUB	52,015	$		795	0	(4)
	10/2016		BRL	50,200			12,103	0	(3,101)
	01/2017			13,900			3,270	0	(830)
	01/2017		CNH	13,048			1,881	0	(60)

MSB	07/2016		BRL	13,570			4,228	3	0
	07/2016	$		3,737		BRL	13,570	487	0
	08/2016		CHF	253	$		264	4	0
	08/2016	$		1,132		GBP	815	0	(47)

SCX	08/2016		GBP	16,276	$		23,467	1,792	0
	08/2016		INR	542,236			7,953	0	(17)
	08/2016		MYR	538			133	0	(2)
	08/2016	$		862		GBP	639	0	(11)
	08/2016			807		TWD	25,776	0	(5)
	09/2016		CNH	14,962	$		2,270	33	0
	01/2017			28,341			4,123	0	(94)

SOG	08/2016		ZAR	13,245			860	0	(33)

TDM	01/2017		BRL	9,400			2,149	0	(623)

UAG	07/2016		RUB	52,015			771	0	(41)
	08/2016		CNH	23,309			3,562	70	0
	08/2016		HUF	25,316			93	4	0
	08/2016		IDR	5,432,012			406	0	(4)
	08/2016	$		934		DKK	6,087	0	(25)
	08/2016			5,651		EUR	5,053	4	(40)
	10/2016		CNH	7,105	$		1,095	34	0

Total Forward Foreign Currency Contracts								$8,063	$(13,092)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value		Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 1,929.200	10Y USD CMS	2.277	02/01/2017	$	19,000	$653	$24
	Put - OTC S&P 500 Index U&I @ 1,957.950	10Y USD CMS	2.6425	11/18/2016		26,000	651	1

JPM	Put - OTC EURO STOXX 50 Index D&I @ 2,900.000	EURUSD	1.09	11/18/2016	EUR	15,000	412	557

SOG	Put - OTC S&P 500 Index U&I @ 1,957.190	10Y USD CMS	2.016	05/09/2017	$	6,000	156	57

							$1,872	$639

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	21

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	78,100	$ 1,353	$112
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	07/05/2016		298,400	102	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	12/27/2016		154,800	135	12
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/21/2016		14,000	115	115
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.780	07/21/2016		24,400	52	4
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200	07/29/2016		23,800	1,032	0
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		5,500	551	677
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		5,500	551	449
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.860	10/23/2018		13,200	900	475
FBF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.400	12/05/2016		4,800	35	1
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.150	07/05/2016		195,800	61	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		749,600	256	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	12/27/2016		296,800	264	24
JPM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	08/08/2016		281,800	98	1
	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.300	11/14/2016	JPY	1,160,000	48	26
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	$	53,400	2,114	274
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/13/2016		18,600	157	144
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000	11/16/2020		98,800	2,084	142
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		42,550	1,811	219
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.605	10/17/2018		9,000	828	459
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.608	11/15/2018		2,700	270	142
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.590	12/10/2018		2,700	283	149
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600	03/29/2019		12,900	1,217	785
NGF	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100	09/28/2016		58,600	199	181
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		4,100	410	505
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		4,100	410	335
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		299,800	96	0

								$ 15,432	$5,231

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor	1.600%	3-Month USD-LIBOR	12/06/2019	$	72,000	$ 1,008	$1,184

NGF	Call - OTC 2-Year Interest Rate Floor	1.600	3-Month USD-LIBOR	12/06/2019		72,600	1,009	1,194

							$ 2,017	$2,378

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC MSCI Emerging Markets Index	840.000	07/15/2016	$	10	$ 64	$97

JPM	Call - OTC Nikkei 225 Index	16,500.000	08/12/2016	JPY	130	807	239

						$ 871	$336

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae 3.500% due 09/01/2046	$	92.000	09/07/2016	$51,000	$2	$0

Total Purchased Options						$20,194	$8,584

WRITTEN OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Put - OTC EURO STOXX 50 Index D&I @ 2,600.000	EURUSD 1.08	11/18/2016	EUR	15,000	$(165)	$(202)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.250%	09/21/2016	EUR	7,800	$ (27)	$(12)

GST	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.700	07/20/2016		31,400	(32)	(12)
	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.000	07/20/2016		31,400	(57)	(23)

JPM	Call - OTC CDX.IG-26 5-Year Index	Buy	0.750	07/20/2016		$21,200	(18)	(16)
	Put - OTC CDX.IG-26 5-Year Index	Sell	1.000	07/20/2016		21,200	(26)	(3)
	Put - OTC CDX.IG-26 5-Year Index	Sell	1.200	09/21/2016		7,800	(12)	(5)

							$ (172)	$(71)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC USD versus JPY	JPY	101.200	09/15/2016	$	9,600	$(99)	$(153)
GLM	Call - OTC EUR versus USD	$	1.140	07/01/2016	EUR	7,810	(32)	0
JPM	Call - OTC EUR versus USD		1.165	09/15/2016		8,050	(70)	(28)
	Call - OTC USD versus MXN	MXN	19.000	08/11/2016	$	5,840	(66)	(53)
MSB	Put - OTC EUR versus USD	$	1.085	08/03/2016	EUR	10,020	(45)	(45)

							$(312)	$(279)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount		Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU Index	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	5,600	$(255)	$(40)
JPM	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	$	1,100	(7)	0
	Cap - OTC YOY CPURNSA Index	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020		7,800	(21)	46
	Floor - OTC YOY CPURNSA Index	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020		7,800	(21)	0
	Floor - OTC YOY CPURNSA Index	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		10,700	(121)	(103)
	Floor - OTC YOY CPURNSA Index	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		4,500	(83)	(52)

							$(508)	$(149)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.400%	07/21/2016	$ 23,900	$ (30)	$(1)
	Call - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	1.850	07/25/2016	14,600	(23)	(69)
	Put - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Pay	2.250	07/25/2016	14,600	(23)	(2)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770	12/21/2016	28,000	(115)	(115)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.230	07/21/2016	4,800	(22)	(2)
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	10/23/2018	66,000	(929)	(433)
FBF	Call - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	2.400	12/05/2016	4,800	(38)	(131)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.765	12/13/2016	37,200	(159)	(141)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	10/17/2018	41,800	(829)	(374)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	11/15/2018	12,600	(271)	(120)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	12/10/2018	12,600	(284)	(125)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	03/29/2019	61,200	(1,227)	(691)
NGF	Call - OTC 2-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	0.890	09/28/2016	117,200	(205)	(178)

							$ (4,155)	$(2,382)

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor	0.943%	3-Month USD-LIBOR	12/06/2019	$144,000	$ (1,008)	$(1,134)
NGF	Call - OTC 2-Year Interest Rate Floor	0.943	3-Month USD-LIBOR	12/06/2019	145,200	(1,010)	(1,144)

						$ (2,018)	$ (2,278)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	23

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Call - OTC Platgold Spread July Future †	$175.000	07/28/2016	$ 3	$(40)	$0

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC IBOV Index	45,500.000	07/13/2016	BRL	0	$(25)	$(2)
	Call - OTC IBOV Index	52,500.000	07/13/2016		0	(31)	(46)
	Put - OTC MSCI Emerging Markets Index	730.000	07/15/2016	$	10	(53)	(3)
JPM	Put - OTC Nikkei 225 Index	15,500.000	08/12/2016	JPY	130	(477)	(651)
	Call - OTC Nikkei 225 Index	17,500.000	08/12/2016		130	(258)	(58)

						$(844)	$(760)

Total Written Options						$(8,214)	$(6,121)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		6,174		8,034		(3,000)		(10,018)		(236)		954
Notional Amount in $	$	304,401		$1,060,453		$(252,601)	$	(108,900)	$	(177,300)	$	826,053
Notional Amount in AUD	AUD	0	AUD	3,900	AUD	(3,900)	AUD	0	AUD	0	AUD	0
Notional Amount in BRL	BRL	0	BRL	2	BRL	0	BRL	(1)	BRL	0	BRL	1
Notional Amount in CHF	CHF	1	CHF	0	CHF	(1)	CHF	0	CHF	0	CHF	0
Notional Amount in EUR	EUR	6,301	EUR	142,035	EUR	(16,601)	EUR	(29,640)	EUR	0	EUR	102,095
Notional Amount in GBP	GBP	29,500	GBP	0	GBP	0	GBP	0	GBP	(29,500)	GBP	0
Notional Amount in HKD	HKD	0	HKD	11	HKD	0	HKD	(11)	HKD	0	HKD	0
Notional Amount in JPY	JPY	0	JPY	260	JPY	0	JPY	0	JPY	0	JPY	260
Premiums	$	(5,367)		$(14,334)		$4,737	$	4,336	$	986	$	(9,642)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	Receive	EURMARGIN CAL16 †	$5.700	12/31/2016	18,000	$4	$(12)	$0	$(8)
	Pay	GOLDLNPM Index †	1,091.950	01/06/2017	7,600	0	(1,787)	0	(1,787)
	Receive	PLTMLNPM Index †	845.000	01/06/2017	7,600	0	1,374	1,374	0
JPM	Receive	EURMARGIN CAL17 †	5.850	12/31/2017	60,000	0	(46)	0	(46)
MYC	Receive	EURMARGIN CAL16 †	5.900	12/31/2016	234,000	0	(159)	0	(159)
	Receive	EURMARGIN CAL16 †	5.950	12/31/2016	174,000	0	(127)	0	(127)

						$4	$(757)	$1,374	$(2,127)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Altria Group, Inc.	(1.000)%	06/20/2021	0.323%	$	800	$(28)	$1	$0	$(27)
	Kraft Heinz Foods Co.	(1.000)	09/20/2020	0.374		600	(15)	(1)	0	(16)
JPM	Boston Scientific Corp.	(1.000)	06/20/2020	0.341		2,000	(41)	(11)	0	(52)
	Cigna Corp.	(1.000)	03/20/2021	0.407		200	(7)	1	0	(6)
MYC	Pioneer Natural Resources Co.	(1.000)	06/20/2018	0.604		400	8	(11)	0	(3)

							$(83)	$(21)	$0	$(104)

CREDIT DEFAULT SWAPS ON CORPORATE AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (4)	Notional Amount (5)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Volkswagen International Finance NV	1.000%	12/20/2016	0.339%	EUR	100	$(1)	$1	$0	$0
CBK	California State General Obligation Bonds, Series 2003	1.000	12/20/2017	0.473	$	7,200	(133)	191	58	0

							$(134)	$192	$58	$0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (5)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (6)
								Asset	Liability
DUB	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	$	2,600	$(56)	$15	$0	$(41)
GST	CMBX.NA.AAA.7 Index	0.500	01/17/2047		600	(19)	3	0	(16)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		7,900	(364)	70	0	(294)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		11,100	(685)	118	0	(567)
MEI	CMBX.NA.AAA.8 Index	0.500	10/17/2057		11,100	(576)	162	0	(414)

						$(1,700)	$368	$0	$(1,332)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month USD-CPURNSA Index	1.565%	06/07/2018		$1,300	$0	$(1)	$0	$(1)
	Receive	3-Month USD-CPURNSA Index	1.730	08/26/2025		200	0	(3)	0	(3)

BPS	Receive	1-Year BRL-CDI	15.700	01/02/2017	BRL	270,700	(130)	(1,321)	0	(1,451)
	Receive	3-Month EUR-EXT-CPI Index	0.550	10/15/2017	EUR	200	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	0.806	04/15/2021		1,300	0	(5)	0	(5)
	Receive	3-Month EUR-EXT-CPI Index	1.090	06/15/2026		400	0	(3)	0	(3)
	Receive	3-Month USD-CPURNSA Index	1.560	11/05/2016		$17,100	0	(284)	0	(284)

CBK	Pay	1-Month GBP-UKRPI	3.140	04/15/2031	GBP	700	(3)	13	10	0
	Receive	3-Month EUR-EXT-CPI Index	0.305	09/15/2016	EUR	2,200	0	(9)	0	(9)
	Pay	3-Month EUR-EXT-CPI Index	0.830	05/15/2018		8,100	0	(8)	0	(8)
	Receive	3-Month EUR-EXT-CPI Index	0.655	08/15/2018		100	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018		100	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	0.806	04/15/2021		600	0	(2)	0	(2)
	Receive	3-Month EUR-EXT-CPI Index	0.875	05/15/2021		6,100	0	(35)	0	(35)
	Pay	3-Month EUR-EXT-CPI Index	1.178	05/15/2026		1,500	0	26	26	0
	Receive	3-Month EUR-EXT-CPI Index	1.090	06/15/2026		400	(1)	(2)	0	(3)

DUB	Pay	1-Month GBP-UKRPI	3.363	08/15/2030	GBP	11,900	0	1,159	1,159	0
	Receive	3-Month EUR-EXT-CPI Index	0.320	08/15/2017	EUR	5,900	0	(12)	0	(12)
	Receive	3-Month EUR-EXT-CPI Index	0.580	10/15/2017		100	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	0.570	10/15/2017		100	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	0.605	09/15/2018		200	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018		700	1	(7)	0	(6)
	Receive	3-Month EUR-EXT-CPI Index	1.090	06/15/2026		400	(1)	(2)	0	(3)

FBF	Pay	1-Month GBP-UKRPI	3.353	05/15/2030	GBP	100	0	11	11	0
	Receive	3-Month EUR-EXT-CPI Index	0.615	09/15/2018	EUR	200	0	(1)	0	(1)

GLM	Receive	1-Month GBP-UKRPI	3.120	06/15/2046	GBP	200	0	4	4	0
	Receive	3-Month EUR-EXT-CPI Index	0.650	09/15/2018	EUR	100	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	1.090	06/15/2026		400	0	(3)	0	(3)

JPM	Receive	3-Month EUR-EXT-CPI Index	0.320	09/15/2016		13,100	0	(55)	0	(55)
	Receive	3-Month EUR-EXT-CPI Index	0.580	10/15/2017		300	0	(2)	0	(2)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	25

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030	GBP	21,550	$70	$2,361	$2,431	$0
	Pay	3-Month USD-CPURNSA Index	2.058	05/12/2025		$20,200	0	984	984	0

SOG	Receive	3-Month EUR-EXT-CPI Index	0.680	10/15/2018	EUR	100	0	(1)	0	(1)

UAG	Receive	3-Month EUR-EXT-CPI Index	0.525	10/15/2017		800	0	(5)	0	(5)
	Receive	3-Month EUR-EXT-CPI Index	0.610	09/15/2018		3,500	0	(27)	0	(27)

							$(64)	$2,763	$4,625	$(1,926)

TOTAL RETURN SWAPS ON EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/Receive (7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FBF	Receive	SMI Index	1,190	3-Month USD-LIBOR plus a specified spread	09/16/2016	CHF	9,057	$0	$450	$450	$0
	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043		$11,065	0	(70)	0	(70)

									$380	$450	$(70)

(7)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	SPGCCLP Index (8)	8.851%	06/16/2017		$1,232	$0	$99	$99	$0

GST	Pay	GOLDLNPM Index (8)†	7.023	07/29/2020		6,226	0	141	141	0
	Pay	SPGCCLP Index (8)	12.076	06/16/2017		1,232	0	(60)	0	(60)

JPM	Pay	GOLDLNPM Index (8)†	11.156	05/07/2020		5,240	0	279	279	0
	Pay	GOLDLNPM Index (8)†	9.000	07/24/2020		2,667	0	80	80	0

SOG	Pay	Nikkei 225 Index (8)	1.850	12/09/2016	JPY	2,812,830	0	206	206	0
	Pay	Nikkei 225 Index (8)	2.000	12/09/2016		5,851,410	0	455	455	0

							$0	$1,200	$1,260	$(60)

Total Swap Agreements							$(1,977)	$4,125	$7,767	$(5,619)

(8)	Variance Swap

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

(m)	Securities with an aggregate market value of $12,820 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (9)
PIMCO Global Multi-Asset Managed Allocation Portfolio
BOA	$61	$112	$99	$272	$(775)	$0	$(4)	$(779)	$(507)	$346	$(161)
BPS	519	0	0	519	(1,788)	(165)	(1,744)	(3,697)	(3,178)	3,168	(10)
BRC	0	0	0	0	(112)	0	0	(112)	(112)	0	(112)
CBK	1,172	228	94	1,494	(578)	(240)	(59)	(877)	617	0	617
DUB	2	1,626	1,159	2,787	(607)	(433)	(65)	(1,105)	1,682	(2,276)	(594)
FAR	0	1,184	0	1,184	0	(1,134)	0	(1,134)	50	0	50
FBF	0	1	461	462	0	(131)	(114)	(245)	217	607	824
GLM	338	24	4	366	(2,844)	(40)	(4)	(2,888)	(2,522)	2,150	(372)
GST	0	0	0	0	0	(35)	(937)	(972)	(972)	1,096	124
HUS	2,300	0	0	2,300	(262)	0	0	(262)	2,038	(2,341)	(303)
JPM	1,240	1,097	0	2,337	(5,184)	(1,125)	(115)	(6,424)	(4,087)	3,550	(537)
MEI	0	0	0	0	0	0	(414)	(414)	(414)	524	110
MSB	494	0	0	494	(47)	(45)	0	(92)	402	(290)	112
MYC	0	2,040	3,415	5,455	0	(1,451)	(3)	(1,454)	4,001	(4,300)	(299)
NGF	0	2,215	0	2,215	0	(1,322)	0	(1,322)	893	(870)	23

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (9)
SCX	$1,825	$0	$0	$1,825	$(129)	$0	$0	$(129)	$1,696	$(1,400)	$296
SOG	0	57	661	718	(33)	0	(1)	(34)	684	(700)	(16)
TOR	0	0	0	0	(623)	0	0	(623)	(623)	546	(77)
UAG	112	0	0	112	(110)	0	(32)	(142)	(30)	0	(30)

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
GST	0	0	1,515	1,515	0	0	(1,795)	(1,795)	(280)	562	282
JPM	0	0	359	359	0	0	(46)	(46)	313	(270)	43
MYC	0	0	0	0	0	0	(286)	(286)	(286)	270	(16)

Total Over the Counter	$8,063	$8,584	$7,767	$24,414	$(13,092)	$(6,121)	$(5,619)	$(24,832)

(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$14	$0	$1	$15
Futures	543	0	6,158	0	43	6,744
Swap Agreements	0	3	0	0	703	706

	$543	$3	$6,172	$0	$747	$7,465

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,063	$0	$8,063
Purchased Options	0	0	975	0	7,609	8,584
Swap Agreements	1,973	58	1,111	0	4,625	7,767

	$1,973	$58	$2,086	$8,063	$12,234	$24,414

	$2,516	$61	$8,258	$8,063	$12,981	$31,879

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$716	$0	$0	$716
Futures	97	0	47	0	289	433
Swap Agreements	0	80	0	0	212	292

	$97	$80	$763	$0	$501	$1,441

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,092	$0	$13,092
Written Options	0	71	962	279	4,809	6,121
Swap Agreements	2,187	1,436	0	0	1,996	5,619

	$2,187	$1,507	$962	$13,371	$6,805	$24,832

	$2,284	$1,587	$1,725	$13,371	$7,306	$26,273

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,845)	$0	$(35)	$(1,880)
Written Options	(102)	0	3,330	0	38	3,266
Futures	(435)	0	(7,660)	0	5,667	(2,428)
Swap Agreements	0	530	0	0	(19,393)	(18,863)

	$(537)	$530	$(6,175)	$0	$(13,723)	$(19,905)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	27

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

June 30, 2016 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,315	$0	$10,315
Purchased Options	0	0	(692)	(228)	(2,103)	(3,023)
Written Options	0	87	(339)	460	1,882	2,090
Swap Agreements	329	(214)	(12,096)	61	1,110	(10,810)

	$329	$(127)	$(13,127)	$10,608	$889	$(1,428)

	$(208)	$403	$(19,302)	$10,608	$(12,834)	$(21,333)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(418)	$0	$(19)	$(437)
Written Options	2	0	366	0	0	368
Futures	(683)	0	(1,440)	0	3,452	1,329
Swap Agreements	0	(166)	0	0	(4,104)	(4,270)

	$(681)	$(166)	$(1,492)	$0	$(671)	$(3,010)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8,455)	$0	$(8,455)
Purchased Options	0	0	(1,198)	193	(2,252)	(3,257)
Written Options	40	85	(30)	(107)	44	32
Swap Agreements	(1,227)	1,133	780	0	936	1,622

	$(1,187)	$1,218	$(448)	$(8,369)	$(1,272)	$(10,058)

	$(1,868)	$1,052	$(1,940)	$(8,369)	$(1,943)	$(13,068)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,868	$0	$2,868
Corporate Bonds & Notes
Banking & Finance	0	49,274	0	49,274
Industrials	0	10,950	0	10,950
U.S. Government Agencies	0	151,996	0	151,996
U.S. Treasury Obligations	0	149,774	0	149,774
Non-Agency Mortgage-Backed Securities	0	8,617	0	8,617
Asset-Backed Securities	0	5,882	0	5,882
Sovereign Issues	0	118,187	0	118,187
Common Stocks
Consumer Discretionary	5,164	0	0	5,164
Energy	3,314	0	0	3,314
Financials	3,089	0	0	3,089
Health Care	2,444	0	0	2,444
Industrials	4,122	0	0	4,122
Information Technology	6,348	0	0	6,348
Materials	3,215	0	0	3,215
Utilities	362	0	0	362
Exchange-Traded Funds	52,469	0	0	52,469
Short-Term Instruments
Repurchase Agreements	0	66,500	0	66,500
U.S. Treasury Bills	0	1,701	0	1,701

	$80,527	$565,749	$0	$646,276

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Affiliates, at Value
Mutual Funds	$197,899	$0	$0	$197,899
Exchange-Traded Funds	16,159	0	0	16,159
Short-Term Instruments
Central Funds Used for Cash Management Purposes	133,260	0	0	133,260

	$347,318	$0	$0	$347,318

Total Investments	$427,845	$565,749	$0	$993,594

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,144)	$0	$(2,144)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6,744	718	0	7,462
Over the counter	0	23,114	1,300	24,414

	$6,744	$23,832	$1,300	$31,876

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(433)	(1,001)	0	(1,434)
Over the counter	0	(24,630)	(202)	(24,832)

	$(433)	$(25,631)	$(202)	$(26,266)

Totals	$434,156	$561,806	$1,098	$997,060

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2016 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMAMA Subsidiary”), PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The GMAMA Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The GMAMA Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the GMAMA Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of

SEMIANNUAL REPORT	JUNE 30, 2016	29

Notes to Financial Statements (Cont.)

Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

SEMIANNUAL REPORT	JUNE 30, 2016	31

Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term debt investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can

SEMIANNUAL REPORT	JUNE 30, 2016	33

Notes to Financial Statements (Cont.)

be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as

Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2016 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Capital Securities and Financials Fund	$9,951	$231	$(3,996)	$(238)	$(63)	$5,885	$231	$0
PIMCO Diversified Income Active Exchange-Traded Fund	13,307	0	(6,960)	(517)	868	6,698	155	0
PIMCO Emerging Markets Corporate Bond Fund	9,181	87	(9,388)	(1,162)	1,303	21	87	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	8,975	0	0	0	486	9,461	0	0
PIMCO Income Fund	161,109	4,310	(22,143)	(1,447)	3,321	145,150	4,308	0
PIMCO Mortgage Opportunities Fund	20,150	324	0	0	261	20,735	324	0
PIMCO RAE Fundamental PLUS Fund	0	15,710	0	0	1,300	17,010	0	0
PIMCO Short-Term Floating NAV Portfolio III	15,595	430,913	(313,300)	(15)	67	133,260	314	0
PIMCO StocksPLUS® Fund	86,644	242	(86,911)	(8,447)	8,472	0	242	0
PIMCO TRENDS Managed Futures Strategy Fund	8,673	0	0	0	425	9,098	0	0
Totals	$333,585	$451,817	$(442,698)	$(11,826)	$16,440	$347,318	$5,661	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distribution is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a

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realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Exchange-Traded Funds  The Portfolio may invest in ETFs, which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans

(including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of June 30, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the

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Notes to Financial Statements (Cont.)

insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation

Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest

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payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered.

Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued

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Notes to Financial Statements (Cont.)

based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  The Portfolio may write or purchase a variety of options with non-standard payout structures or other features (“Barrier Options”). Barrier Options are generally traded OTC. The Portfolio may invest in various types of Barrier Options including down-and-in, and up-and-in options. Down-and in, down-and-out, and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date. Down-and-out options expire worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  The Portfolio may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the

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swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

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Notes to Financial Statements (Cont.)

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit

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default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the

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Notes to Financial Statements (Cont.)

referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Acquired Funds) trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The NAV of the Portfolio will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Acquired Funds’) investments in financial derivatives instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Acquired Funds) to lose value. If the Portfolio (or Acquired Funds) lost enough value, the Portfolio (or Acquired Funds) could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio.

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To the extent that the Portfolio (or Acquired Fund) may invest in securities and instruments that are economically tied to Russia, the Portfolio (or Acquired Fund) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Acquired Fund’s) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Acquired Funds), or, in the case of hedging positions, that the Portfolio’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the returns of the Portfolio (or Acquired Funds).

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Acquired Funds). The Portfolio (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Acquired Funds) subsequently decreases, the Portfolio (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Acquired Funds) has received payment. Payment is made on a

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Notes to Financial Statements (Cont.)

purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

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8. BASIS FOR CONSOLIDATION

The GMAMA Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMAMA Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMAMA Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the GMAMA Subsidiary, comprising the entire issued share capital of the GMAMA Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GMAMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMAMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMAMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the GMAMA Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	11/21/2008
Subscription Agreement	01/14/2009
Portfolio Net Assets	$793,802
Subsidiary % of Portfolio Net Assets	4.9%
Subsidiary Financial Statement Information
Total assets	$41,046
Total liabilities	2,516
Net assets	38,530
Total income	$94
Net investment income (loss)	(39)
Net realized gain (loss)	(200)
Net change in unrealized appreciation (depreciation)	(1,263)
Increase (decrease) in net assets resulting from operations	$(1,502)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.90%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	0.05%
Administrative Class	0.05%
Advisor Class	0.05%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money,

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Notes to Financial Statements (Cont.)

including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets except PIMCO All Asset Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2017, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO

Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2016, the amount was $720,886.

The GMAMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMAMA Subsidiary’s portfolio pursuant to which the GMAMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMAMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMAMA Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2016, the amount was $131,809.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2016, were as follows (amounts in thousands):

U S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,262,204	$1,256,354	$221,905	$368,737

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	111	$1,296
Administrative Class	110	1,192	2,023	24,496
Advisor Class	1,616	17,940	1,270	14,808
Issued as reinvestment of distributions
Institutional Class	1	16	6	67
Administrative Class	177	1,951	359	4,085
Advisor Class	500	5,534	949	10,849
Cost of shares redeemed
Institutional Class	0	(3)	(160)	(1,814)
Administrative Class	(1,835)	(20,040)	(4,478)	(52,974)
Advisor Class	(3,991)	(43,952)	(24,796)	(298,318)
Net increase (decrease) resulting from Portfolio share transactions	(3,422)	$(37,362)	(24,716)	$(297,505)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2016, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 88% of the Portfolio. One shareholder is a related party and comprises 23% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

SEMIANNUAL REPORT	JUNE 30, 2016	47

Notes to Financial Statements (Cont.)

June 30, 2016 (Unaudited)

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$998,398	$16,215	$(21,019)	$(4,804)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

48	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank
DEU	Deutsche Bank Securities, Inc.	JPM	JPMorgan Chase Bank N.A.	SGY	Societe Generale, New York
DUB	Deutsche Bank AG	JPS	JPMorgan Securities, Inc.	SOG	Societe Generale
FAR	Wells Fargo Bank National Association	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC
FBF	Credit Suisse International	MSB	Morgan Stanley Bank N.A.	UAG	UBS AG Stamford
FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co., Inc

Currency Abbreviations:
AUD	Australian Dollar	HUF	Hungarian Forint	PLN	Polish Zloty
BRL	Brazilian Real	IDR	Indonesian Rupiah	RUB	Russian Ruble
CAD	Canadian Dollar	ILS	Israeli Shekel	SEK	Swedish Krona
CHF	Swiss Franc	INR	Indian Rupee	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht
CZK	Czech Koruna	KRW	South Korean Won	TRY	Turkish New Lira
DKK	Danish Krone	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
GBP	British Pound	NOK	Norwegian Krone	ZAR	South African Rand
HKD	Hong Kong Dollar	NZD	New Zealand Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	EUREX	Eurex Exchange	OSE	Osaka Securities Exchange
CBOT	Chicago Board of Trade	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	EAFE	Europe, Australasia, and Far East Stock Index	PLTMLNPM	London Platinum & Palladium Market PM Fix
CDX.IG	Credit Derivatives Index - Investment Grade	EURMARGIN	European Refined Margin	SMI	Swiss Market Index
CMBX	Commercial Mortgage - Backed Index	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	SPGCCLP	S&P Goldman Sachs Commodity Crude Oil Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	IBOV	Brazil Bovespa Index	UKRPI	United Kingdom Retail Price Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	IOS.FN.300.12	2012 Fannie Mae 3.0% Interest Only Synthetic Total Return Swap Index	ULSD	Ultra-Low Sulfur Diesel

Other Abbreviations:
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	U&I	Up and In Barrier Option
BBSW	Bank Bill Swap Reference Rate	MSCI	Morgan Stanley Capital International	WTI	West Texas Intermediate
CDI	Brazil Interbank Deposit Rate	oz.	Ounce	YOY	Year-Over-Year
D&I	Down and In Barrier Option	REIT	Real Estate Investment Trust

SEMIANNUAL REPORT	JUNE 30, 2016	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT11SAR_063016

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2016

PIMCO Global Multi-Asset Managed Volatility Portfolio

Share Classes

■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Outside of the reporting period, PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st.

The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the six-month fiscal reporting period include:

■

The first segment of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit, pushing government sovereign yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve (“Fed”) on hold at their June 2016 meeting, after having slightly raised interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term interest rates rose with the initial Fed rate hike in December 2015. Revised first quarter 2016 U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23, 2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the Pound Sterling and European and Japanese equities, most asset classes generally recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.37% for the reporting period. Yields declined across the majority of the U.S. Treasury yield curve as a more dovish tone from the Fed coupled with the surprise result of the U.K. referendum pushed expectations for policy normalization further into the future. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.27% on December 31, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.31% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 6.24% over the reporting period. U.S. real interest rates followed nominal yields sharply lower as concerns surrounding China’s growth prospects early in the reporting period coupled with uncertainty over the U.K. referendum created a strong flight-to-quality bid and more tempered expectations for near-term Fed rate hikes. Despite posting positive absolute returns, U.S. TIPS were outpaced by comparable nominal U.S. Treasuries as

2	PIMCO VARIABLE INSURANCE TRUST

market-based inflation expectations ended the period lower. U.S. breakeven inflation rates were pressured lower by low headline inflation data and outsized demand for safe-haven nominal U.S. Treasuries.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 13.25% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and precious metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by strong demand and production outages. Within precious metals, gold prices were the beneficiary of strong safe-haven demand around risk-off events, particularly in June 2016 following the U.K.’s historic vote to leave the European Union. Agriculture commodity prices also advanced over the period, led by sugar prices which rallied on Brazilian rainfall, Indian import demand as well as strength in the Brazilian real.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 3.11% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and refinancing concerns. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals. Positive representation and warranty settlement developments also benefited the sector.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.54% over the reporting period, as falling credit yields and a commodity-fueled rally drove returns over the reporting period. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 8.02% over the reporting period. Strong performance from commodity sectors and risk-on sentiment drove returns, as asset sales and equity issuance strengthened balance sheets. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher-yielding instruments.

■

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.90% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 14.02% over the reporting period. The slowdown in China continued apace, though policymakers have used expanded credit availability and a gradual depreciation of the Chinese currency to soften the landing. Higher commodity prices and improving terms of trade helped EM currencies broadly gain during the reporting period.

■

Global equity markets showed mixed performance amid a period marked by economic uncertainty, increased volatility and concerns around the U.K. referendum. U.S. equities, as represented by the S&P 500 Index, returned 3.84% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 6.41% over the same period. In contrast, developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 4.42% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2016	3

Important Information About the PIMCO Global Multi-Asset Managed Volatility Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Multi-Asset Managed Volatility Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of Acquired Funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio or an Acquired Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain in the Portfolio or an Acquired Fund, which translates into heightened volatility for the Portfolio. The Portfolio or an Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets

4	PIMCO VARIABLE INSURANCE TRUST

such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Multi-Asset Managed Volatility Portfolio	04/27/12	—	—	04/27/12	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge,

SEMIANNUAL REPORT	JUNE 30, 2016	5

Important Information About the PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Multi-Asset Managed Volatility Portfolio (Consolidated)

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Short-Term Instruments‡	19.3%
U.S. Treasury Obligations	17.8%
U.S. Government Agencies	17.6%
Mutual Funds	16.8%
Sovereign Issues	11.6%
Exchange-Traded Funds	5.9%
Corporate Bonds & Notes	5.8%
Other	5.2%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2016
	6 Months*	1 Year	Inception**
PIMCO Global Multi-Asset Managed Volatility Portfolio Administrative Class	(0.87)%	(5.61)%	(0.05)%
PIMCO Global Multi-Asset Managed Volatility Portfolio Advisor Class	(0.91)%	(5.67)%	(2.03)%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±	2.62%	0.92%	6.25%
MSCI World Index±±	0.66%	(2.78)%	8.17%***

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** For class inception dates please refer to the Important Information.

*** Average annual total return since 04/27/2012.

± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.47% for Administrative Class shares, and 1.57% for Advisor Class shares.

Investment Objective and Strategy Overview

»

PIMCO Global Multi-Asset Managed Volatility Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index with explicit management of overall portfolio volatility. PIMCO uses a three-step approach in seeking to achieve the return and volatility parameters of the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage downside risks and total portfolio volatility. PIMCO evaluates these three steps daily and uses varying combinations of Acquired Funds and/or direct investments to implement the three steps within the Portfolio. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open end investment companies, except other funds of funds (collectively, “Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”). The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

Following are key factors impacting the Portfolio’s performance during the reporting period:

»	An underweight exposure to U.S. equities detracted from relative performance, as these securities generally gained value.

»	Exposure to financial equities detracted from relative performance, as these securities generally posted negative returns.

»	An overweight exposure to European equities detracted from relative performance, as these securities generally posted negative returns.

»	An overweight exposure to Japanese equities detracted from relative performance, as these securities generally posted negative returns.

»	An overweight exposure to Chinese equities detracted from relative performance, as these securities generally posted negative returns.

»	Exposure to high-yield corporate financial spread duration detracted from relative performance, as high-yield corporate spreads in the financial sector widened.

»

An underweight to long-term U.K. breakeven inflation spreads (or the yield differential between U.K. nominal gilts and like-maturity U.K. index-linked gilts) benefited relative performance, as 30-year breakeven inflation spreads narrowed.

SEMIANNUAL REPORT	JUNE 30, 2016	7

Expense Example PIMCO Global Multi-Asset Managed Volatility Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$991.30	$5.16	$1,000.00	$1,019.27	$5.23	1.06
Advisor Class	1,000.00	990.90	5.65	1,000.00	1,018.78	5.73	1.16

* Expense Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/366 (to reflect one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expense.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	JUNE 30, 2016	9

Financial Highlights PIMCO Global Multi-Asset Managed Volatility Portfolio (Consolidated)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions(b)

Administrative Class
01/01/2016 - 06/30/2016+	$9.24	$0.08	$(0.16)	$(0.08)	$(0.07)	$0.00	$0.00	$(0.07)
12/31/2015	9.47	0.19	(0.29)	(0.10)	(0.06)	0.00	(0.07)	(0.13)
12/31/2014	9.33	0.26	0.20	0.46	(0.29)	0.00	(0.03)	(0.32)
12/31/2013	10.17	0.22	(0.84)	(0.62)	(0.09)	(0.06)	(0.07)	(0.22)
04/27/2012 - 12/31/2012	10.00	0.24	0.09	0.33	(0.16)	0.00	0.00	(0.16)

Advisor Class
01/01/2016 - 06/30/2016+	9.22	0.07	(0.15)	(0.08)	(0.07)	0.00	0.00	(0.07)
12/31/2015	9.47	0.22	(0.34)	(0.12)	(0.06)	0.00	(0.07)	(0.13)
12/31/2014	9.33	0.32	0.13	0.45	(0.27)	0.00	(0.04)	(0.31)
04/30/2013 - 12/31/2013	10.44	0.15	(1.06)	(0.91)	(0.07)	(0.06)	(0.07)	(0.20)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.09	(0.87)%	$99,078	1.06	%*	1.24	%*	1.05	%*	1.23	%*	1.77	%*	219%
9.24	(1.06)	99,522	1.03		1.27		1.01		1.25		1.91		386
9.47	4.88	90,566	0.84		1.24		0.82		1.22		2.67		352
9.33	(6.12)	77,182	0.80		1.23		0.80		1.23		2.29		79
10.17	3.35	36,008	0.77	*	1.73	*	0.77	*	1.73	*	3.48	*	76

9.07	(0.91)	1,137	1.16	*	1.34	*	1.15	*	1.33	*	1.69	*	219
9.22	(1.28)	992	1.13		1.37		1.11		1.35		2.26		386
9.47	4.87	326	0.94		1.34		0.92		1.32		3.36		352
9.33	(8.65)	9	0.90	*	1.33	*	0.90	*	1.33	*	2.35	*	79

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	11

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Managed Volatility Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2016

Assets:
Investments, at value
Investments in securities*	$79,703
Investments in Affiliates	38,019
Financial Derivative Instruments
Exchange-traded or centrally cleared	946
Over the counter	2,422
Cash	48
Deposits with counterparty	2,079
Foreign currency, at value	802
Receivable for investments sold	51
Receivable for investments sold on a delayed-delivery basis	31
Receivable for TBA investments sold	37,629
Interest and/or dividends receivable	202
Dividends receivable from Affiliates	85
Reimbursement receivable from PIMCO	5
Total Assets	162,022

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$138
Over the counter	2,432
Payable for investments purchased	721
Payable for investments in Affiliates purchased	85
Payable for TBA investments purchased	57,660
Deposits from counterparty	640
Payable for Portfolio shares redeemed	32
Accrued investment advisory fees	79
Accrued supervisory and administrative fees	5
Accrued servicing fees	12
Other liabilities	3
Total Liabilities	61,807

Net Assets	$100,215

Net Assets Consist of:
Paid in capital	$106,373
(Overdistributed) net investment income	(687)
Accumulated undistributed net realized (loss)	(4,280)
Net unrealized (depreciation)	(1,191)

Net Assets	$100,215

Net Assets:
Administrative Class	$99,078
Advisor Class	1,137

Shares Issued and Outstanding:
Administrative Class	10,899
Advisor Class	125

Net Asset Value Per Share Outstanding:
Administrative Class	$9.09
Advisor Class	9.07

Cost of investments in securities	$78,772
Cost of investments in Affiliates	$38,603
Cost of foreign currency held	$802
Cost or premiums of financial derivative instruments, net	$613

* Includes repurchase agreements of:	$863

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Managed Volatility Portfolio

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2016

Investment Income:
Interest	$727
Dividends	106
Dividends from Investments in Affiliates	525
Total Income	1,358

Expenses:
Investment advisory fees	489
Supervisory and administrative fees	29
Servicing fees - Administrative Class	71
Distribution and/or servicing fees - Advisor Class	1
Trustee fees	1
Interest expense	3
Miscellaneous expense	2
Total Expenses	596
Waiver and/or Reimbursement by PIMCO	(85)
Net Expenses	511

Net Investment Income	847

Net Realized Gain (Loss):
Investments in securities	(1,004)
Investments in Affiliates	(1,175)
Exchange-traded or centrally cleared financial derivative instruments	(1,858)
Over the counter financial derivative instruments	230
Foreign currency	52

Net Realized (Loss)	(3,755)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	2,673
Investments in Affiliates	1,640
Exchange-traded or centrally cleared financial derivative instruments	(667)
Over the counter financial derivative instruments	(1,534)
Foreign currency assets and liabilities	(9)

Net Change in Unrealized Appreciation	2,103

Net (Decrease) in Net Assets Resulting from Operations	$(805)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	13

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Managed Volatility Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$847	$1,895
Net realized (loss)	(3,755)	(1,696)
Net change in unrealized appreciation (depreciation)	2,103	(1,664)

Net (Decrease) in Net Assets Resulting from Operations	(805)	(1,465)

Distributions to Shareholders:
From net investment income
Administrative Class	(742)	(678)
Advisor Class	(8)	(9)
Tax basis return of capital
Administrative Class	0	(708)
Advisor Class	0	(5)

Total Distributions(a)	(750)	(1,400)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	1,256	12,487

Total Increase (Decrease) in Net Assets	(299)	9,622

Net Assets:
Beginning of period	100,514	90,892
End of period*	$100,215	$100,514

* Including (overdistributed) net investment income of:	$(687)	$(784)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio

June 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 79.7%

BANK LOAN OBLIGATIONS 0.4%
Valeant Pharmaceuticals International, Inc.
4.750% due 08/05/2020		$97	$94
5.000% due 04/01/2022		287	280

Total Bank Loan Obligations (Cost $362)			374

CORPORATE BONDS & NOTES 6.8%

BANKING & FINANCE 5.4%
Ally Financial, Inc.
2.750% due 01/30/2017		300	303
5.500% due 02/15/2017		300	305
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)	EUR	400	441
Bank of America Corp.
5.625% due 07/01/2020		$100	113
BPCE S.A.
4.625% due 07/11/2024		100	100
CIT Group, Inc.
5.000% due 05/15/2017		200	203
Credit Agricole S.A.
7.875% due 01/23/2024 (e)		200	192
8.125% due 09/19/2033		200	215
General Motors Financial Co., Inc.
2.625% due 07/10/2017		200	202
4.750% due 08/15/2017		100	103
Goldman Sachs Group, Inc.
1.853% due 09/15/2020		800	799
HSBC Holdings PLC
2.950% due 05/25/2021		600	607
3.600% due 05/25/2023		200	205
International Lease Finance Corp.
8.750% due 03/15/2017		300	314
JPMorgan Chase & Co.
2.750% due 06/23/2020		300	309
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	300	358
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	100	126
Realkredit Danmark A/S
1.000% due 01/01/2017	DKK	800	120
2.000% due 04/01/2017		400	61
UBS Group Funding Jersey Ltd.
4.125% due 04/15/2026		$300	313

			5,389

INDUSTRIALS 0.9%
AbbVie, Inc.
3.200% due 05/14/2026		250	253
Altria Group, Inc.
4.750% due 05/05/2021		100	114
Boston Scientific Corp.
2.850% due 05/15/2020		200	207
Cigna Corp.
4.500% due 03/15/2021		30	33
Kraft Heinz Foods Co.
2.800% due 07/02/2020		100	104
Pioneer Natural Resources Co.
6.875% due 05/01/2018		60	65
Time Warner Cable, Inc.
5.850% due 05/01/2017		100	104

			880

UTILITIES 0.5%
AT&T, Inc.
1.051% due 03/30/2017		100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sprint Communications, Inc.
9.125% due 03/01/2017		$400	$414

			514

Total Corporate Bonds & Notes (Cost $6,868)			6,783

U.S. GOVERNMENT AGENCIES 20.7%
Fannie Mae
2.672% due 05/01/2038		489	517
Fannie Mae, TBA
3.000% due 08/01/2046		3,000	3,108
3.500% due 08/01/2046		16,200	17,071

Total U.S. Government Agencies (Cost $20,657)			20,696

U.S. TREASURY OBLIGATIONS 20.9%
U.S. Treasury Bonds
3.000% due 11/15/2045		40	46
2.500% due 02/15/2045 (i)(l)		940	980
2.500% due 02/15/2046		3,280	3,418
2.500% due 05/15/2046		440	459
3.000% due 11/15/2044 (l)		200	230
3.000% due 05/15/2045 (l)		250	288
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2018		4,450	4,518
0.125% due 04/15/2020		1,839	1,882
0.125% due 01/15/2023		104	105
0.125% due 07/15/2024		101	102
0.750% due 02/15/2045		81	82
1.375% due 02/15/2044		1,191	1,380
1.625% due 01/15/2018		114	119
2.125% due 02/15/2040		207	271
2.125% due 02/15/2041		149	196
2.375% due 01/15/2025		1,586	1,897
2.500% due 01/15/2029		1,337	1,697
U.S. Treasury Notes
1.375% due 04/30/2021		1,320	1,343
1.625% due 04/30/2019 (i)(j)		1,900	1,949

Total U.S. Treasury Obligations (Cost $20,154)			20,962

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%
Deutsche ALT-B Securities, Inc.
6.000% due 10/25/2036		104	88
Grifonas Finance PLC
0.152% due 08/28/2039	EUR	52	42
Marche Mutui SRL
0.175% due 02/25/2055		43	47
2.001% due 01/27/2064		72	80

Total Non-Agency Mortgage-Backed Securities (Cost $256)			257

ASSET-BACKED SECURITIES 2.1%
Citigroup Mortgage Loan Trust, Inc.
0.583% due 08/25/2036		$764	697
Countrywide Asset-Backed Certificates
0.683% due 05/25/2037		651	406
Fremont Home Loan Trust
0.603% due 10/25/2036		520	255
JPMorgan Mortgage Acquisition Corp.
0.843% due 05/25/2035		600	446
Lehman XS Trust
1.253% due 10/25/2035		72	67
Morgan Stanley ABS Capital, Inc. Trust
0.583% due 10/25/2036		284	221

Total Asset-Backed Securities (Cost $2,053)			2,092

SOVEREIGN ISSUES 13.6%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	200	221

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (b)	BRL	12,000	$3,610
0.000% due 01/01/2017 (b)		6,900	2,012
France Government International Bond
1.850% due 07/25/2027 (d)	EUR	214	308
2.250% due 07/25/2020 (d)		110	139
Italy Buoni Poliennali Del Tesoro
1.250% due 09/15/2032 (d)		200	234
2.350% due 09/15/2024 (d)		301	384
Mexico Government International Bond
4.000% due 11/15/2040 (d)	MXN	4,252	255
4.000% due 11/08/2046 (d)		2,903	176
4.500% due 12/04/2025 (d)		7,768	485
New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	103	77
United Kingdom Gilt
0.125% due 03/22/2024 (d)	GBP	1,510	2,306
0.125% due 03/22/2026 (d)		1,235	1,921
1.875% due 11/22/2022 (d)		890	1,488

Total Sovereign Issues (Cost $13,344)			13,616

		SHARES
COMMON STOCKS 3.4%

CONSUMER DISCRETIONARY 0.6%
DreamWorks Animation SKG, Inc. ‘A’ (a)(i)		10,114	414
SFX Entertainment, Inc. (a)		5,992	0
Tumi Holdings, Inc. (a)(i)		8,339	223

			637

ENERGY 0.4%
Columbia Pipeline Group, Inc.		15,797	403

FINANCIALS 0.4%
Fidelity & Guaranty Life (i)		15,804	366

HEALTH CARE 0.3%
Alere, Inc. (a)(i)		7,016	292

INDUSTRIALS 0.5%
Virgin America, Inc. (a)(i)		8,974	504

INFORMATION TECHNOLOGY 0.8%
inContact, Inc. (a)(i)		28,820	399
LinkedIn Corp. (a)(i)		2,092	396

			795

MATERIALS 0.4%
Axiall Corp.		12,388	404

UTILITIES 0.0%
Questar Corp. (i)		1,734	44

Total Common Stocks (Cost $3,627)			3,445

EXCHANGE-TRADED FUNDS 5.9%
iShares MSCI EAFE ETF		17,190	959
Vanguard REIT ETF		55,900	4,957

Total Exchange-Traded Funds (Cost $5,889)			5,916

SHORT-TERM INSTRUMENTS 5.6%

REPURCHASE AGREEMENTS (g) 0.9%
			863

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 4.7%
Federal Home Loan Bank
0.281% due 07/01/2016 (b)(c)†	$100	$100
0.304% due 08/03/2016 (b)(c)†	100	100
0.314% due 07/27/2016 - 08/09/2016 (b)(c)†	3,800	3,799
0.345% due 07/29/2016 (b)(c)†	100	100
0.362% due 07/20/2016 (b)(c)†	600	600

		4,699

Total Short-Term Instruments (Cost $5,562)		5,562

Total Investments in Securities (Cost $78,772)		79,703

	SHARES
INVESTMENTS IN AFFILIATES 37.9%

MUTUAL FUNDS (f) 19.8%
PIMCO Capital Securities and Financials Fund	54,763	524
PIMCO Income Fund	1,188,282	14,129
PIMCO Mortgage Opportunities Fund	186,369	2,063
PIMCO RAE Fundamental PLUS Fund	338,028	2,079
PIMCO TRENDS Managed Futures Strategy Fund	105,564	1,018

Total Mutual Funds (Cost $20,299)		19,813

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 1.0%
PIMCO Diversified Income Active Exchange-Traded Fund	7,270	$356
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	15,900	672

Total Exchange-Traded Funds (Cost $1,128)		1,028

SHORT-TERM INSTRUMENTS 17.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 17.1%
PIMCO Short-Term Floating NAV Portfolio III	1,737,972	17,178

Total Short-Term Instruments (Cost $17,176)		17,178

Total Investments in Affiliates (Cost $38,603)		38,019

Total Investments 117.5% (Cost $117,375)		$117,722

Financial Derivative Instruments (h)(k) 0.8% (Cost or Premiums, net $613)		798

Other Assets and Liabilities, net (18.3)%		(18,305)

Net Assets 100.0%		$100,215

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio IV, Ltd., which is a 100% owned subsidiary of the Portfolio.
(a)	Security did not produce income within the last twelve months.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	06/30/2016	07/01/2016	$863	U.S. Treasury Notes 1.000% due 05/15/2018	$(882)	$863	$863

Total Repurchase Agreements						$(882)	$863	$863

(1)	Includes accrued interest.

The average amount of borrowings outstanding during the period ended June 30, 2016 was $(205) at a weighted average interest rate of (0.380)%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$863	$0	$0	$863	$(882)	$(19)

Total Borrowings and Other Financing Transactions	$863	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE S&P 500 Index	2,150.000	07/15/2016	10	$11	$2
Call - OSE Nikkei 225 Index	17,000.000	07/08/2016	16	67	0

				$78	$2

Total Purchased Options				$78	$2

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	2,000.000	07/15/2016	5	$(4)	$(2)
Put - CBOE S&P 500 Index	1,975.000	08/19/2016	14	(30)	(20)
Put - CBOE S&P 500 Index	1,950.000	09/16/2016	7	(31)	(16)
Call - EUREX EURO STOXX 50 Index	3,125.000	07/15/2016	30	(9)	0
Put - EUREX EURO STOXX 50 Index	2,775.000	09/16/2016	30	(29)	(32)
Put - OSE Nikkei 225 Index	15,250.000	07/08/2016	16	(32)	(18)
Call - OSE Nikkei 225 Index	17,500.000	07/08/2016	16	(40)	0

				$(175)	$(88)

Total Written Options				$(175)	$(88)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2016	67	$32	$2	$0
90-Day Eurodollar December Futures	Short	12/2017	67	(49)	0	(3)
Brent Crude September Futures †	Short	07/2016	12	(13)	19	0
Call Options Strike @ EUR 168.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2016	11	1	1	0
Call Options Strike @ USD 53.000 on Brent Crude September Futures †	Short	07/2016	13	2	7	0
Copper September Futures †	Short	09/2016	5	(14)	0	(1)
E-mini S&P 500 Index September Futures	Long	09/2016	191	159	218	0
Euro STOXX 50 September Futures	Long	09/2016	198	(107)	241	(1)
Euro-Bobl September Futures	Short	09/2016	4	(6)	0	0
Euro-BTP Italy Government Bond September Futures	Short	09/2016	5	(11)	0	(5)
Euro-Bund 10-Year Bond September Futures	Short	09/2016	4	(9)	0	(1)
Euro-OAT France Government 10-Year Bond September Futures	Short	09/2016	2	(6)	0	(2)
FTSE 100 Index September Futures	Long	09/2016	33	114	150	(1)
Gold 100 oz. October Futures †	Short	10/2016	9	(42)	6	0
Mini MSCI EAFE Index September Futures	Long	09/2016	7	(6)	8	0
Mini MSCI Emerging Markets Index September Futures	Long	09/2016	40	86	18	0
Nikkei 225 Index September Futures	Long	09/2016	36	(78)	50	(4)
Nikkei Index 400 September Futures	Long	09/2016	372	(294)	79	0
Platinum October Futures †	Long	10/2016	18	31	10	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling December Futures	Short	12/2016	204	$4	$0	$0
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling June Futures	Short	06/2017	31	0	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling December Futures	Long	12/2016	204	(21)	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling June Futures	Long	06/2017	31	(2)	0	0
S&P/Toronto Stock Exchange 60 September Futures	Long	09/2016	10	(6)	19	0
SPI 200 Index September Futures	Long	09/2016	3	1	7	0
U.S. Treasury 5-Year Note September Futures	Short	09/2016	6	(12)	0	(1)
U.S. Treasury 10-Year Note September Futures †	Long	09/2016	83	292	0	(7)
U.S. Treasury Ultra Long-Term Bond September Futures	Long	09/2016	7	83	0	(6)

Total Futures Contracts				$129	$835	$(32)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-25 5-Year Index	1.000%	12/20/2020	$7,300	$60	$101	$13	$0
CDX.IG-26 5-Year Index	1.000	06/20/2021	1,600	18	2	3	0

				$78	$103	$16	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
									Asset	Liability
Pay	3-Month CAD-Bank Bill*	0.900%	04/17/2018		CAD	4,300	$2	$1	$0	$0
Pay	3-Month USD-LIBOR	1.500	12/16/2017	$		2,700	32	6	1	0
Pay	3-Month USD-LIBOR	2.250	12/16/2022			4,000	284	257	0	(3)
Receive	3-Month USD-LIBOR	2.000	06/15/2023			1,200	(69)	(44)	1	0
Receive	3-Month USD-LIBOR*	1.750	12/21/2023			2,100	(73)	(29)	2	0
Receive	3-Month USD-LIBOR*	2.800	10/28/2025			7,500	(372)	(342)	15	0
Receive	3-Month USD-LIBOR*	2.500	02/22/2026			6,700	(223)	(202)	14	0
Receive	3-Month USD-LIBOR*	2.400	03/16/2026			3,400	(96)	(83)	7	0
Receive	3-Month USD-LIBOR*	2.300	04/27/2026			2,800	(64)	(53)	6	0
Receive	3-Month USD-LIBOR*	1.750	12/21/2026			12,400	(339)	(199)	28	0
Receive	6-Month EUR-EURIBOR*	0.000	09/21/2021		EUR	3,900	(18)	(53)	0	(3)
Pay	6-Month EUR-EURIBOR*	0.750	09/21/2026			3,300	133	125	11	0
Receive	6-Month EUR-EURIBOR*	1.250	03/15/2047			360	(46)	(30)	0	(2)
Receive	6-Month GBP-LIBOR*	1.000	09/21/2018		GBP	5,200	(69)	(58)	0	(6)
Receive	6-Month GBP-LIBOR*	2.340	01/13/2026			1,300	(85)	(69)	0	0
Receive	6-Month GBP-LIBOR*	1.500	09/21/2026			1,820	(113)	(125)	0	(3)
Receive	6-Month GBP-LIBOR*	1.750	03/15/2047			140	(25)	(26)	0	(1)
Receive	6-Month JPY-LIBOR	1.000	03/20/2024		JPY	140,000	(121)	(88)	0	0
Receive	6-Month JPY-LIBOR	1.500	12/21/2045			30,000	(117)	(45)	7	0
Pay	28-Day MXN-TIIE	5.780	10/06/2022		MXN	100	0	0	0	0
Pay	28-Day MXN-TIIE	5.910	11/25/2022			2,700	2	2	1	0

							$(1,377)	$(1,055)	$93	$(18)

Total Swap Agreements							$(1,299)	$(952)	$109	$(18)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

(i)	Securities with an aggregate market value of $3,594 have been pledged as collateral as of June 30, 2016 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(j)	Securities with an aggregate market value of $1,490 and cash of $2,079 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Global Multi-Asset Managed Volatility Portfolio (1)	$2	$793	$109	$904	$(88)	$(31)	$(18)	$(137)
PIMCO Cayman Commodity Portfolio IV, Ltd. (Subsidiary) (1)	0	42	0	42	0	(1)	0	(1)

Total Exchange-Traded or Centrally Cleared	$2	$835	$109	$946	$(88)	$(32)	$(18)	$(138)

(1)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2016	EUR	1,548	$	1,726	$9	$(3)
	08/2016	INR	63,593		933	0	(2)
	10/2016	BRL	1,600		406	0	(79)
	04/2017	DKK	409		62	0	0

BPS	07/2016	BRL	2,007		589	0	(36)
	07/2016	$	625	BRL	2,007	0	(1)
	08/2016	EUR	1,523	$	1,681	0	(12)
	08/2016	JPY	45,600		449	7	0
	08/2016	$	584	BRL	2,007	35	0
	10/2016	BRL	500	$	120	0	(31)
	01/2017		900		207	0	(58)
	01/2017	DKK	808		124	2	0

BRC	08/2016	TWD	7,593		233	0	(3)
	08/2016	$	124	JPY	12,700	0	(1)
	08/2016	ZAR	642	$	41	0	(2)

CBK	07/2016	BRL	100		27	0	(4)
	07/2016	TRY	108		37	0	0
	07/2016	$	31	BRL	100	0	0
	08/2016	EUR	413	$	463	4	0
	08/2016	GBP	1,789		2,597	214	0
	08/2016	JPY	90,300		867	0	(9)
	08/2016	MXN	77		4	0	0
	08/2016	THB	1,160		33	0	0
	08/2016	$	157	AUD	212	1	0
	08/2016		2,043	CAD	2,643	3	0
	08/2016		1,926	CHF	1,870	0	(7)
	08/2016		1,480	EUR	1,309	0	(25)
	08/2016		136	GBP	91	0	(14)
	08/2016		407	MXN	7,367	0	(6)
	08/2016		270	SGD	367	2	0
	10/2016	BRL	300	$	73	0	(18)

DUB	07/2016	$	135	ILS	510	0	(3)
	01/2017	BRL	1,100	$	254	0	(70)

GLM	08/2016	EUR	380		431	9	0
	08/2016	GBP	227		303	1	0
	08/2016	KRW	88,442		77	0	0
	08/2016	$	1,525	AUD	2,080	24	0
	08/2016		407	DKK	2,650	0	(11)
	08/2016		3,572	EUR	3,128	0	(96)
	08/2016		134	JPY	14,600	8	0
	08/2016		139	NOK	1,125	0	(4)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2016	ZAR	1,235	$	80	$0	$(3)
	10/2016	BRL	5,200		1,297	0	(278)
	01/2017		2,600		608	0	(159)

HUS	07/2016		540		159	0	(9)
	07/2016	$	148	BRL	540	20	0
	08/2016	AUD	196	$	140	0	(6)
	08/2016	GBP	205		296	23	0
	08/2016	JPY	29,300		276	0	(8)
	08/2016	$	225	HKD	1,743	0	0
	08/2016		925	INR	62,882	0	(1)
	08/2016		5,110	JPY	551,542	237	0
	01/2017	CNH	1,865	$	270	0	(8)

JPM	07/2016	BRL	2,007		568	0	(57)
	07/2016	$	551	BRL	2,007	73	0
	07/2016		117	RUB	7,514	1	0
	08/2016	EUR	908	$	1,023	14	0
	08/2016	JPY	32,600		300	0	(16)
	08/2016	KRW	373,347		319	0	(5)
	08/2016	MXN	10,436		576	8	0
	08/2016	RUB	4,196		61	0	(4)
	08/2016	$	102	CAD	133	1	0
	08/2016		290	EUR	257	0	(5)
	08/2016		1,832	INR	123,887	0	(11)
	08/2016		110	JPY	11,900	6	0
	08/2016		205	KRW	237,755	1	0
	08/2016		649	SEK	5,270	0	(25)
	08/2016	ZAR	632	$	41	0	(2)
	09/2016	RUB	7,514		115	0	(1)
	10/2016	BRL	4,400		1,148	0	(184)
	01/2017		2,300		541	0	(137)
	01/2017	CNH	1,554		224	0	(7)

MSB	07/2016	BRL	1,060		330	0	0
	07/2016	$	292	BRL	1,060	38	0
	08/2016	CHF	30	$	31	0	0

SCX	08/2016	INR	66,953		982	0	(2)
	08/2016	$	169	GBP	125	0	(2)
	08/2016		138	JPY	14,700	5	0
	08/2016		99	TWD	3,162	0	(1)
	09/2016	CNH	1,845	$	280	4	0
	10/2016		6,934		1,062	26	0
	01/2017		3,289		478	0	(11)

SOG	07/2016	ILS	510		132	0	0
	08/2016	$	133	ILS	510	0	0

UAG	07/2016	RUB	7,514	$	111	0	(6)
	08/2016	CNH	4,340		663	13	0
	08/2016	IDR	567,448		42	0	0
	08/2016	$	710	EUR	635	1	(5)
	10/2016	CNH	595	$	92	3	0

Total Forward Foreign Currency Contracts						$793	$(1,448)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 1,929.200	10Y USD CMS 2.277	02/01/2017	$2,000	$ 78	$ 3
	Put - OTC S&P 500 Index U&I @ 1,957.950	10Y USD CMS 2.643	11/18/2016	3,000	76	0

JPM	Put - OTC EURO STOXX 50 Index D&I @ 2,900.000	EURUSD 1.09	11/18/2016	EUR 2,000	48	65

SOG	Put - OTC S&P 500 Index U&I @ 1,957.190	10Y USD CMS 2.016	05/09/2017	$1,000	19	7

					$ 221	$ 75

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	2,800	$49	$4
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	07/05/2016		35,400	12	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	12/27/2016		19,400	17	2
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/21/2016		1,800	15	15
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.780	07/21/2016		3,000	7	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200	07/29/2016		1,000	43	0
DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		59,700	19	0
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		900	90	111
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		900	90	73
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.860	10/23/2018		1,600	109	58
FBF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.400	12/05/2016		700	5	0
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.150	07/05/2016		23,400	7	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	12/27/2016		37,200	33	3
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100	09/28/2016		7,400	25	23
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.300	11/14/2016	JPY	190,000	8	4
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	$	1,900	75	10
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		73,900	26	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/13/2016		2,400	20	18
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000	11/16/2020		3,600	76	5
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		500	21	3
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.605	10/17/2018		1,100	101	56
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.608	11/15/2018		300	30	16
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.590	12/10/2018		300	32	17
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600	03/29/2019		1,000	94	61
NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	08/08/2016		35,200	12	0
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		300	30	37
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		300	30	24

								$ 1,076	$540

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor	1.600%	3-Month USD-LIBOR	12/06/2019	$9,000	$ 126	$ 148
NGF	Call - OTC 2-Year Interest Rate Floor	1.600	3-Month USD-LIBOR	12/06/2019	9,000	125	148

						$ 251	$ 296

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC MSCI Emerging Markets Index	840.000	07/15/2016	$	1	$8	$12
JPM	Call - OTC Nikkei 225 Index	16,500.000	08/12/2016	JPY	17	102	30

						$110	$42

Total Purchased Options						$1,658	$953

WRITTEN OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC EURO STOXX 50 Index D&I @ 2,600.000	EURUSD 1.08	11/18/2016	EUR 2,000	$(19)	$(23)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.250%	09/21/2016	EUR	1,000	$(3)	$(1)
JPM	Put - OTC CDX.IG-26 5-Year Index	Sell	1.200	09/21/2016	$	1,000	(2)	(1)
	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.700	07/20/2016	EUR	3,900	(5)	(2)
	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.000	07/20/2016		3,900	(6)	(3)

							$(16)	$(7)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	21

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC USD versus JPY	JPY	101.200	09/15/2016	$	1,210	$(12)	$(19)
GLM	Call - OTC EUR versus USD	$	1.140	07/01/2016	EUR	980	(4)	0
JPM	Call - OTC EUR versus USD		1.165	09/15/2016		1,010	(9)	(3)
	Call - OTC USD versus MXN	MXN	19.000	08/11/2016	$	730	(8)	(7)
MSB	Put - OTC EUR versus USD	$	1.085	08/03/2016	EUR	1,270	(6)	(6)

							$(39)	$(35)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount		Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU Index	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	600	$(27)	$(4)
JPM	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	$	100	(1)	0
	Cap - OTC YOY CPURNSA Index	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020		800	(2)	5
	Floor - OTC YOY CPURNSA Index	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020		800	(2)	0
	Floor - OTC YOY CPURNSA Index	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		1,000	(12)	(10)

							$(44)	$(9)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.400%	07/21/2016	$ 3,000	$ (4)	$0
	Call - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	1.850	07/25/2016	1,800	(3)	(9)
	Put - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Pay	2.250	07/25/2016	1,800	(3)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770	12/21/2016	3,600	(15)	(15)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.230	07/21/2016	600	(3)	0
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	10/23/2018	8,000	(113)	(52)
FBF	Call - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	2.400	12/05/2016	700	(6)	(19)
GLM	Call - OTC 2-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	0.890	09/28/2016	14,800	(26)	(23)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.765	12/13/2016	4,800	(20)	(18)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	10/17/2018	5,100	(101)	(46)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	11/15/2018	1,400	(30)	(13)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	12/10/2018	1,400	(31)	(14)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	03/29/2019	4,700	(94)	(53)

							$ (449)	$(262)

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor	0.943%	3-Month USD-LIBOR	12/06/2019	$ 18,000	$ (126)	$(142)
NGF	Call - OTC 2-Year Interest Rate Floor	0.943	3-Month USD-LIBOR	12/06/2019	18,000	(125)	(142)

						$ (251)	$(284)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Call - OTC Platgold Spread July Future †	$ 175.000	07/28/2016	$0	$(4)	$ 0

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC IBOV Index	45,500.000	07/13/2016	BRL	0	$(3)	$0
	Call - OTC IBOV Index	52,500.000	07/13/2016		0	(4)	(6)
	Put - OTC MSCI Emerging Markets Index	730.000	07/15/2016		$1	(7)	(1)
JPM	Put - OTC Nikkei 225 Index	15,500.000	08/12/2016	JPY	17	(60)	(82)
	Call - OTC Nikkei 225 Index	17,500.000	08/12/2016		16	(32)	(7)

						$(106)	$(96)

Total Written Options						$(928)	$(716)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		730		902		(265)		(1,219)		(30)		118
Notional Amount in $	$	32,000	$	124,142		$(25,700)	$	(11,500)	$	(25,600)	$	93,342
Notional Amount in AUD	AUD	0	AUD	480	AUD	(480)	AUD	0	AUD	0	AUD	0
Notional Amount in EUR	EUR	700	EUR	17,610	EUR	(2,000)	EUR	(3,648)	EUR	0	EUR	12,662
Notional Amount in GBP	GBP	4,000	GBP	0	GBP	0	GBP	0	GBP	(4,000)	GBP	0
Notional Amount in HKD	HKD	0	HKD	1	HKD	0	HKD	(1)	HKD	0	HKD	0
Notional Amount in JPY	JPY	0	JPY	33	JPY	0	JPY	0	JPY	0	JPY	33
Premiums	$	(538)	$	(1,650)		$429	$	516	$	140	$	(1,103)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	Pay	GOLDLNPM Index †	$1,091.950	01/06/2017	200	$0	$(47)	$0	$(47)
	Receive	PLTMLNPM Index †	845.000	01/06/2017	200	0	36	36	0
MYC	Receive	EURMARGIN CAL16	5.900	12/31/2016	24,000	0	(16)	0	(16)
	Receive	EURMARGIN CAL16	5.950	12/31/2016	24,000	0	(18)	0	(18)

						$0	$ (45)	$36	$ (81)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	Altria Group, Inc.	(1.000)%	06/20/2021	0.323%	$ 100	$(3)	$0	$0	$(3)
	Kraft Heinz Foods Co.	(1.000)	09/20/2020	0.374	100	(3)	0	0	(3)
JPM	Boston Scientific Corp.	(1.000)	06/20/2020	0.341	200	(4)	(1)	0	(5)
	Cigna Corp.	(1.000)	03/20/2021	0.407	30	(1)	0	0	(1)
MYC	Pioneer Natural Resources Co.	(1.000)	06/20/2018	0.604	60	1	(2)	0	(1)

						$(10)	$(3)	$0	$(13)

CREDIT DEFAULT SWAPS ON CORPORATE AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Volkswagen International Finance NV	1.000%	12/20/2016	0.339%	EUR	10	$0	$0	$0	$0
CBK	California State General Obligation Bonds, Series 2003	1.000	12/20/2017	0.473	$	100	(2)	3	1	0

							$(2)	$3	$1	$0

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	23

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.350%	08/15/2030		GBP	1,000	$(4)	$98	$94	$0
	Receive	3-Month USD-CPURNSA Index	1.580	05/23/2018	$		1,900	0	(1)	0	(1)
	Receive	3-Month USD-CPURNSA Index	1.565	06/07/2018			200	0	0	0	0
	Receive	3-Month USD-CPURNSA Index	1.730	08/26/2025			100	0	(2)	0	(2)
BPS	Receive	1-Year BRL-CDI	15.700	01/02/2017		BRL	23,400	(11)	(114)	0	(125)
	Receive	3-Month EUR-EXT-CPI Index	0.806	04/15/2021		EUR	400	0	(1)	0	(1)
CBK	Receive	3-Month EUR-EXT-CPI Index	0.305	09/15/2016			300	0	(1)	0	(1)
	Pay	3-Month EUR-EXT-CPI Index	0.830	05/15/2018			500	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	0.806	04/15/2021			430	0	(2)	0	(2)
	Receive	3-Month EUR-EXT-CPI Index	0.875	05/15/2021			400	0	(2)	0	(2)
	Pay	3-Month EUR-EXT-CPI Index	1.178	05/15/2026			100	0	2	2	0
	Receive	3-Month EUR-EXT-CPI Index	1.090	06/15/2026			100	0	(1)	0	(1)
DUB	Receive	3-Month EUR-EXT-CPI Index	0.320	08/15/2017			1,600	0	(3)	0	(3)
	Pay	3-Month EUR-EXT-CPI Index	0.830	05/15/2018			500	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	0.875	05/15/2021			400	0	(2)	0	(2)
	Pay	3-Month EUR-EXT-CPI Index	1.178	05/15/2026			100	0	2	2	0
	Pay	3-Month USD-CPURNSA Index	2.065	05/12/2025	$		2,000	0	99	99	0
FBF	Pay	1-Month GBP-UKRPI	3.353	05/15/2030		GBP	100	0	11	11	0
GLM	Pay	1-Month GBP-UKRPI	3.325	08/15/2030			300	(1)	27	26	0
	Receive	3-Month EUR-EXT-CPI Index	1.090	06/15/2026		EUR	100	0	(1)	0	(1)
JPM	Receive	3-Month EUR-EXT-CPI Index	0.320	09/15/2016			1,300	0	(5)	0	(5)
MYC	Pay	1-Month GBP-UKRPI	3.400	06/15/2030		GBP	2,300	8	251	259	0
	Receive	3-Month EUR-EXT-CPI Index	0.806	04/15/2021		EUR	120	0	0	0	0
RYL	Receive	3-Month USD-CPURNSA Index	1.550	11/05/2016	$		1,200	0	(20)	0	(20)
UAG	Receive	3-Month EUR-EXT-CPI Index	0.610	09/15/2018		EUR	100	0	(1)	0	(1)

								$ (8)	$332	$493	$(169)

TOTAL RETURN SWAPS ON EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FBF	Receive	SMI Index	140	3-Month USD-LIBOR plus a specified spread	09/16/2016	CHF	1,065	$0	$53	$53	$0
	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043		$874	0	(5)	0	(5)

									$48	$53	$(5)

(6)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
										Asset	Liability
GST	Pay	GOLDLNPM Index (7)†	7.023%	07/29/2020	$		1,321	$0	$29	$29	$0
JPM	Pay	GOLDLNPM Index (7)†	9.000	07/24/2020			333	0	10	10	0
SOG	Pay	Nikkei 225 Index (7)	2.000	12/09/2016		JPY	474,991	0	37	37	0
	Pay	Nikkei 225 Index (7)	1.850	12/09/2016			230,659	0	17	17	0

								$0	$93	$93	$0

Total Swap Agreements								$(20)	$428	$676	$(268)

(7)	Variance Swap

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

(l)	Securities with an aggregate market value of $710 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
PIMCO Global Multi-Asset Managed Volatility Portfolio
BOA	$9	$4	$94	$107	$(84)	$0	$(3)	$(87)	$20	$0	$20
BPS	44	0	0	44	(138)	(20)	(126)	(284)	(240)	0	(240)
BRC	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
CBK	224	29	3	256	(83)	(31)	(7)	(121)	135	0	135
DUB	0	245	101	346	(73)	(52)	(6)	(131)	215	(60)	155
FAR	0	148	0	148	0	(142)	0	(142)	6	0	6
FBF	0	0	64	64	0	(19)	(11)	(30)	34	115	149
GLM	42	26	26	94	(551)	(27)	(1)	(579)	(485)	272	(213)
HUS	280	0	0	280	(32)	0	0	(32)	248	(290)	(42)
JPM	104	109	0	213	(454)	(133)	(11)	(598)	(385)	324	(61)
MSB	38	0	0	38	0	(6)	0	(6)	32	0	32
MYC	0	176	259	435	0	(144)	(35)	(179)	256	(290)	(34)
NGF	0	209	0	209	0	(142)	0	(142)	67	0	67
RYL	0	0	0	0	0	0	(20)	(20)	(20)	0	(20)
SCX	35	0	0	35	(16)	0	0	(16)	19	0	19
SOG	0	7	54	61	0	0	0	0	61	0	61
UAG	17	0	0	17	(11)	0	(1)	(12)	5	0	5

PIMCO Cayman Commodity Portfolio IV, Ltd. (Subsidiary)
GST	0	0	65	65	0	0	(47)	(47)	18	0	18
JPM	0	0	10	10	0	0	0	0	10	0	10

Total Over the Counter	$793	$953	$676	$2,422	$(1,448)	$(716)	$(268)	$(2,432)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$2	$0	$0	$2
Futures	42	0	790	0	3	835
Swap Agreements	0	16	0	0	93	109

	$42	$16	$792	$0	$96	$946

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$793	$0	$793
Purchased Options	0	0	117	0	836	953
Swap Agreements	75	1	107	0	493	676

	$75	$1	$224	$793	$1,329	$2,422

	$117	$17	$1,016	$793	$1,425	$3,368

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$88	$0	$0	$88
Futures	1	0	6	0	25	32
Swap Agreements	0	0	0	0	18	18

	$1	$0	$94	$0	$43	$138

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	25

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,448	$0	$1,448
Written Options	0	7	119	35	555	716
Swap Agreements	81	13	0	0	174	268

	$81	$20	$119	$1,483	$729	$2,432

	$82	$20	$213	$1,483	$772	$2,570

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(222)	$0	$(2)	$(224)
Written Options	14	0	402	0	5	421
Futures	(80)	0	(926)	0	769	(237)
Swap Agreements	0	(46)	0	0	(1,772)	(1,818)

	$(66)	$(46)	$(746)	$0	$(1,000)	$(1,858)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,700	$0	$1,700
Purchased Options	0	0	(82)	(23)	(197)	(302)
Written Options	0	10	(44)	48	163	177
Swap Agreements	28	(49)	(1,434)	4	106	(1,345)

	$28	$(39)	$(1,560)	$1,729	$72	$230

	$(38)	$(85)	$(2,306)	$1,729	$(928)	$(1,628)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(52)	$0	$(1)	$(53)
Written Options	0	0	46	0	0	46
Futures	(130)	0	(176)	0	380	74
Swap Agreements	0	185	0	0	(919)	(734)

	$(130)	$185	$(182)	$0	$(540)	$(667)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,452)	$0	$(1,452)
Purchased Options	0	0	(148)	20	(198)	(326)
Written Options	4	8	(3)	(10)	3	2
Swap Agreements	(98)	92	82	0	166	242

	$(94)	$100	$(69)	$(1,442)	$(29)	$(1,534)

	$(224)	$285	$(251)	$(1,442)	$(569)	$(2,201)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$374	$0	$374
Corporate Bonds & Notes
Banking & Finance	0	5,389	0	5,389
Industrials	0	880	0	880
Utilities	0	514	0	514
U.S. Government Agencies	0	20,696	0	20,696
U.S. Treasury Obligations	0	20,962	0	20,962
Non-Agency Mortgage-Backed Securities	0	257	0	257
Asset-Backed Securities	0	2,092	0	2,092
Sovereign Issues	0	13,616	0	13,616
Common Stocks
Consumer Discretionary	637	0	0	637

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Energy	$403	$0	$0	$403
Financials	366	0	0	366
Health Care	292	0	0	292
Industrials	504	0	0	504
Information Technology	795	0	0	795
Materials	404	0	0	404
Utilities	44	0	0	44
Exchange-Traded Funds	5,916	0	0	5,916
Short-Term Instruments
Repurchase Agreements	0	863	0	863
Short-Term Notes	0	4,699	0	4,699

	$9,361	$70,342	$0	$79,703

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Affiliates, at Value
Mutual Funds	$19,813	$0	$0	$19,813
Exchange-Traded Funds	1,028	0	0	1,028
Short-Term Instruments
Central Funds Used for Cash Management Purposes	17,178	0	0	17,178

	$38,019	$0	$0	$38,019

Total Investments	$47,380	$70,342	$0	$117,722

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$835	$111	$0	$946
Over the counter	0	2,293	129	2,422

	$835	$2,404	$129	$3,368

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(32)	(106)	0	(138)
Over the counter	0	(2,409)	(23)	(2,432)

	$(32)	$(2,515)	$(23)	$(2,570)

Totals	$48,183	$70,231	$106	$118,520

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	27

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Global Multi-Asset Managed Volatility Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, equity securities, fixed income instruments, forwards and derivatives. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date.

Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A

SEMIANNUAL REPORT	JUNE 30, 2016	29

Notes to Financial Statements (Cont.)

foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually

SEMIANNUAL REPORT	JUNE 30, 2016	31

Notes to Financial Statements (Cont.)

consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term debt investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts,

options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the

32	PIMCO VARIABLE INSURANCE TRUST

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Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2016 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Capital Securities and Financials Fund	$1,005	$22	$(472)	$(28)	$(3)	$524	$23	$0
PIMCO Diversified Income Active Exchange-Traded Fund	708	0	(371)	(27)	46	356	8	0
PIMCO Emerging Markets Corporate Bond Fund	921	7	(942)	(169)	183	0	9	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	637	1	0	0	34	672	0	0
PIMCO Income Fund	13,551	390	0	0	188	14,129	389	0
PIMCO Mortgage Opportunities Fund	2,005	32	0	0	26	2,063	32	0
PIMCO RAE Fundamental PLUS Fund	0	1,920	0	0	159	2,079	0	0
PIMCO Short-Term Floating NAV Portfolio III	4,131	51,440	(38,400)	(8)	15	17,178	40	0
PIMCO StocksPLUS® Fund	8,636	24	(8,661)	(943)	944	0	24	0
PIMCO TRENDS Managed Futures Strategy Fund	970	0	0	0	48	1,018	0	0
Totals	$32,564	$53,836	$(48,846)	$(1,175)	$1,640	$38,019	$525	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Exchange-Traded Funds  The Portfolio may invest in ETFs, which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans,

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Notes to Financial Statements (Cont.)

which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of June 30, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential

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mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of

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Notes to Financial Statements (Cont.)

operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

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Barrier Options The Portfolio may write or purchase a variety of options with non-standard payout structures or other features (“Barrier Options”). Barrier Options are generally traded OTC. The Portfolio may invest in various types of Barrier Options including down-and-in, and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date.

Credit Default Swaptions The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options The Portfolio may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Commodity Futures Contracts The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Options on Indices The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

(d) Swap Agreements The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain

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Notes to Financial Statements (Cont.)

(loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a

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minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the

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Notes to Financial Statements (Cont.)

total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Acquired Funds) trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The NAV of the Portfolio will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Acquired Funds’) investments in financial derivatives instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of

40	PIMCO VARIABLE INSURANCE TRUST

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equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Acquired Funds) to lose value. If the Portfolio (or Acquired Funds) lost enough value, the Portfolio (or Acquired Funds) could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio.

To the extent that the Portfolio (or Acquired Fund) may invest in securities and instruments that are economically tied to Russia, the Portfolio (or Acquired Fund) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Acquired Fund’s) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Acquired Funds), or, in the case of hedging positions, that the Portfolio’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the returns of the Portfolio (or Acquired Funds).

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio (or Acquired Funds)

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Notes to Financial Statements (Cont.)

minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Acquired Funds). The Portfolio (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Acquired Funds) subsequently decreases, the Portfolio (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

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Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

The GMAMV Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the

Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMAMV Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMAMV Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the GMAMV Subsidiary, comprising the entire issued share capital of the GMAMV Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GMAMV Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMAMV Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMAMV Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the GMAMV Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	02/24/2012
Subscription Agreement	03/29/2012
Consolidated Portfolio Net Assets	$100,215
Subsidiary % of Portfolio Net Assets	5.0%
Subsidiary Financial Statement Information
Total assets	$4,979
Total liabilities	4
Net assets	$4,975
Total income	7
Net investment income (loss)	(10)
Net realized gain (loss)	(61)
Net change in unrealized appreciation (depreciation)	(55)
Increase (decrease) in net assets resulting from operations	$(126)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 1.00%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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Notes to Financial Statements (Cont.)

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table:

Supervisory and Administrative Fee
Administrative Class	0.05%
Advisor Class	0.05%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets except PIMCO All Asset Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2013, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of June 30, 2016, the remaining recoverable amount to PIMCO was $2,373.

(f) Acquired Fund Fees and Expenses   The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2017, to waive, first, the Investment Advisory Fee and, second, the Supervisory and

44	PIMCO VARIABLE INSURANCE TRUST

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Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2016, the amount was $67,901.

The GMAMV Subsidiary has entered into a separate contract with PIMCO for the management of the GMAMV Subsidiary’s portfolio pursuant to which the GMAMV Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMAMV Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMAMV Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2016, the amount was $16,808.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2016, were as follows (amounts in thousands):

U S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$166,094	$152,252	$27,897	$38,462

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	420	$3,728	1,760	$17,190
Advisor Class	17	161	74	717
Issued as reinvestment of distributions
Administrative Class	83	742	149	1,386
Advisor Class	1	8	1	14
Cost of shares redeemed
Administrative Class	(376)	(3,370)	(698)	(6,807)
Advisor Class	(1)	(13)	(1)	(13)
Net increase (decrease) resulting from Portfolio share transactions	144	$1,256	1,285	$12,487

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Notes to Financial Statements (Cont.)

As of June 30, 2016, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 99% of the Portfolio, and each of the two shareholders are related parties of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$117,424	$2,112	$(1,814)	$298

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

16. SUBSEQUENT EVENTS

In August 2016, the Board approved a proposal to change the Portfolio’s name from PIMCO Global Multi-Asset Managed Volatility Portfolio to PIMCO Balanced Allocation Portfolio and approved changes to the Portfolio’s investment objective, advisory fee, principal investment strategies and benchmark indices. Such changes will be effective October 21, 2016.

SEMIANNUAL REPORT	JUNE 30, 2016	47

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank N.A.	SSB	State Street Bank and Trust Co.
FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SEK	Swedish Krona
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	THB	Thai Baht
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TRY	Turkish New Lira
DKK	Danish Krone	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	NOK	Norwegian Krone	USD (or $)	United States Dollar
GBP	British Pound	NZD	New Zealand Dollar	ZAR	South African Rand
HKD	Hong Kong Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	FTSE	Financial Times Stock Exchange	OTC	Over the Counter
EUREX	Eurex Exchange	OSE	Osaka Securities Exchange

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	EURMARGIN	European Refined Margin	IOS.FN.300.12	2012 Fannie Mae 3.0% Interest Only Synthetic Total Return Swap Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	PLTMLNPM	London Platinum & Palladium Market PM Fix
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	SMI	Swiss Market Index
EAFE	Europe, Australasia, and Far East Stock Index	IBOV	Brazil Bovespa Index	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	U&I	Up and In Barrier Option
D&I	Down and In Barrier Option	oz.	Ounce	YOY	Year-Over-Year

48	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT10SAR_063016

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2016

PIMCO High Yield Portfolio

Share Classes

■	Institutional
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Outside of the reporting period, PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st.

The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the six-month fiscal reporting period include:

■

The first segment of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit, pushing government sovereign yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve (“Fed”) on hold at their June 2016 meeting, after having slightly raised interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term interest rates rose with the initial Fed rate hike in December 2015. Revised first quarter 2016 U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23, 2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the Pound Sterling and European and Japanese equities, most asset classes generally recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.37% for the reporting period. Yields declined across the majority of the U.S. Treasury yield curve as a more dovish tone from the Fed coupled with the surprise result of the U.K. referendum pushed expectations for policy normalization further into the future. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.27% on December 31, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.31% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 6.24% over the reporting period. U.S. real interest rates followed nominal yields sharply lower as concerns surrounding China’s growth prospects early in the reporting period coupled with uncertainty over the U.K.

2	PIMCO VARIABLE INSURANCE TRUST

referendum created a strong flight-to-quality bid and more tempered expectations for near-term Fed rate hikes. Despite posting positive absolute returns, U.S. TIPS were outpaced by comparable nominal U.S. Treasuries as market-based inflation expectations ended the period lower. U.S. breakeven inflation rates were pressured lower by low headline inflation data and outsized demand for safe-haven nominal U.S. Treasuries.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 13.25% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and precious metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by strong demand and production outages. Within precious metals, gold prices were the beneficiary of strong safe-haven demand around risk-off events, particularly in June 2016 following the U.K.’s historic vote to leave the European Union. Agriculture commodity prices also advanced over the period, led by sugar prices which rallied on Brazilian rainfall, Indian import demand as well as strength in the Brazilian real.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 3.11% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and refinancing concerns. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals. Positive representation and warranty settlement developments also benefited the sector.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.54% over the reporting period, as falling credit yields and a commodity-fueled rally drove returns over the reporting period. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 8.02% over the reporting period. Strong performance from commodity sectors and risk-on sentiment drove returns, as asset sales and equity issuance strengthened balance sheets. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher-yielding instruments.

■

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.90% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 14.02% over the reporting period. The slowdown in China continued apace, though policymakers have used expanded credit availability and a gradual depreciation of the Chinese currency to soften the landing. Higher commodity prices and improving terms of trade helped EM currencies broadly gain during the reporting period.

■

Global equity markets showed mixed performance amid a period marked by economic uncertainty, increased volatility and concerns around the U.K. referendum. U.S. equities, as represented by the S&P 500 Index, returned 3.84% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 6.41% over the same period. In contrast, developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 4.42% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2016	3

Important Information About the PIMCO High Yield Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign

(non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class,

Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO High Yield Portfolio	04/30/98	07/01/02	—	04/30/98	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”) any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2016	5

PIMCO High Yield Portfolio

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	96.2%
Short-Term Instruments‡	3.7%
Non-Agency Mortgage-Backed Securities	0.1%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Inception**
PIMCO High Yield Portfolio Institutional Class	6.22%	2.43%	5.48%	6.45%	7.53%
PIMCO High Yield Portfolio Administrative Class	6.15%	2.28%	5.32%	6.30%	5.73%
PIMCO High Yield Portfolio Advisor Class	6.09%	2.18%	5.21%	6.19%	5.93%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	7.90%	2.13%	5.86%	7.07%	6.16%***

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** For class inception dates please refer to the Important Information.

*** Average annual total return since 04/30/1998.

± BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.61% for Institutional Class shares, 0.76% for Administrative Class shares, and 0.86% for Advisor Class shares.

Investment Objective and Strategy Overview

»

PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

Following are key factors impacting the Portfolio’s performance during the reporting period:

»	Underweight exposure to the metals and mining sector detracted from relative performance, as the sector outperformed the broader market.

»	Underweight exposure to the energy sector was negative for relative performance, as the sector outperformed the broader market.

»	Overweight exposure to the health care sector detracted from relative performance, as the sector underperformed the broader market.

»	An underweight to the telecommunications sector benefited relative performance, as the sector underperformed the broader market.

»	Underweight exposure to the finance & insurance sector was positive for relative performance, as the sector underperformed the broader market.

»	An overweight to the chemicals sector benefited relative performance, as the sector outperformed the broader market.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO High Yield Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,062.20	$3.13	$1,000.00	$1,021.42	$3.06	0.62%
Administrative Class	1,000.00	1,061.50	3.88	1,000.00	1,020.69	3.80	0.77
Advisor Class	1,000.00	1,060.90	4.38	1,000.00	1,020.20	4.30	0.87

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2016	7

Financial Highlights PIMCO High Yield Portfolio

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions(b)
Institutional Class
01/01/2016 - 06/30/2016+	$7.26	$0.19	$0.26	$0.45	$(0.20)	$0.00	$(0.20)
12/31/2015	7.91	0.41	(0.52)	(0.11)	(0.42)	(0.12)	(0.54)
12/31/2014	8.07	0.42	(0.14)	0.28	(0.44)	0.00	(0.44)
12/31/2013	8.06	0.43	0.03	0.46	(0.45)	0.00	(0.45)
12/31/2012	7.47	0.44	0.61	1.05	(0.46)	0.00	(0.46)
12/31/2011	7.75	0.52	(0.25)	0.27	(0.55)	0.00	(0.55)
Administrative Class
01/01/2016 - 06/30/2016+	7.26	0.19	0.25	0.44	(0.19)	0.00	(0.19)
12/31/2015	7.91	0.40	(0.52)	(0.12)	(0.41)	(0.12)	(0.53)
12/31/2014	8.07	0.41	(0.14)	0.27	(0.43)	0.00	(0.43)
12/31/2013	8.06	0.42	0.03	0.45	(0.44)	0.00	(0.44)
12/31/2012	7.47	0.43	0.61	1.04	(0.45)	0.00	(0.45)
12/31/2011	7.75	0.51	(0.26)	0.25	(0.53)	0.00	(0.53)
Advisor Class
01/01/2016 - 06/30/2016+	7.26	0.18	0.26	0.44	(0.19)	0.00	(0.19)
12/31/2015	7.91	0.39	(0.52)	(0.13)	(0.40)	(0.12)	(0.52)
12/31/2014	8.07	0.40	(0.14)	0.26	(0.42)	0.00	(0.42)
12/31/2013	8.06	0.41	0.03	0.44	(0.43)	0.00	(0.43)
12/31/2012	7.47	0.42	0.61	1.03	(0.44)	0.00	(0.44)
12/31/2011	7.75	0.50	(0.25)	0.25	(0.53)	0.00	(0.53)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(c)	Ratio of expenses to average net assets includes line of credit expenses.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$7.51	6.22%	$11,202	0.62	%*(c)	0.60	%*	5.35	%*	15%
7.26	(1.50)	4,450	0.61	(c)	0.60		5.23		23
7.91	3.49	4,766	0.60	(c)	0.60		5.20		37
8.07	5.89	4,848	0.60		0.60		5.39		41
8.06	14.47	5,724	0.60		0.60		5.69		43
7.47	3.49	4,672	0.60		0.60		6.85		68

7.51	6.15	1,073,454	0.77	*(c)	0.75	*	5.18	*	15
7.26	(1.64)	1,079,951	0.76	(c)	0.75		5.08		23
7.91	3.34	1,135,929	0.75	(c)	0.75		5.05		37
8.07	5.73	1,155,248	0.75		0.75		5.22		41
8.06	14.30	1,010,351	0.75		0.75		5.53		43
7.47	3.34	748,448	0.75		0.75		6.68		68

7.51	6.09	32,545	0.87	*(c)	0.85	*	5.04	*	15
7.26	(1.74)	20,953	0.86	(c)	0.85		4.95		23
7.91	3.23	18,879	0.85	(c)	0.85		4.91		37
8.07	5.63	47,764	0.85		0.85		5.13		41
8.06	14.18	65,863	0.85		0.85		5.41		43
7.47	3.24	65,200	0.85		0.85		6.49		68

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	9

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2016

Assets:
Investments, at value
Investments in securities*	$1,055,458
Investments in Affiliates	38,688
Financial Derivative Instruments
Exchange-traded or centrally cleared	128
Over the counter	253
Deposits with counterparty	3,639
Foreign currency, at value	371
Receivable for investments sold	10,284
Receivable for Portfolio shares sold	2,930
Interest and/or dividends receivable	16,506
Dividends receivable from Affiliates	51
Prepaid expenses	7
Other assets	1
Total Assets	1,128,316

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$9,200
Financial Derivative Instruments
Exchange-traded or centrally cleared	15
Payable for investments purchased	513
Payable for investments in Affiliates purchased	51
Deposits from counterparty	320
Payable for Portfolio shares redeemed	282
Accrued investment advisory fees	236
Accrued supervisory and administrative fees	330
Accrued distribution fees	10
Accrued servicing fees	134
Other liabilities	24
Total Liabilities	11,115

Net Assets	$1,117,201

Net Assets Consist of:
Paid in capital	$1,153,685
Undistributed net investment income	6,463
Accumulated undistributed net realized (loss)	(26,806)
Net unrealized (depreciation)	(16,141)
Net Assets	$1,117,201

Net Assets:
Institutional Class	$11,202
Administrative Class	1,073,454
Advisor Class	32,545

Shares Issued and Outstanding:
Institutional Class	1,491
Administrative Class	142,877
Advisor Class	4,332

Net Asset Value Per Share Outstanding:
Institutional Class	$7.51
Administrative Class	7.51
Advisor Class	7.51

Cost of investments in securities	$1,072,912
Cost of investments in Affiliates	$38,685
Cost of foreign currency held	$377

* Includes repurchase agreements of:	$1,100

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2016 (Unaudited)

Investment Income:
Interest	$32,524
Dividends from Investments in Affiliates	345
Total Income	32,869

Expenses:
Investment advisory fees	1,382
Supervisory and administrative fees	1,935
Servicing fees - Administrative Class	797
Distribution and/or servicing fees - Advisor Class	46
Trustee fees	6
Interest expense	101
Total Expenses	4,267

Net Investment Income	28,602

Net Realized (Loss):
Investments in securities	(19,762)
Investments in Affiliates	(275)
Exchange-traded or centrally cleared financial derivative instruments	(257)
Over the counter financial derivative instruments	(479)
Foreign currency	(34)

Net Realized (Loss)	(20,807)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	58,755
Investments in Affiliates	364
Exchange-traded or centrally cleared financial derivative instruments	1,395
Over the counter financial derivative instruments	377
Foreign currency assets and liabilities	(5)

Net Change in Unrealized Appreciation	60,886

Net Increase in Net Assets Resulting from Operations	$68,681

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	11

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$28,602	$61,054
Net realized (loss)	(20,807)	(3,458)
Net change in unrealized appreciation (depreciation)	60,886	(77,672)

Net Increase (Decrease) in Net Assets Resulting from Operations	68,681	(20,076)

Distributions to Shareholders:
From net investment income
Institutional Class	(174)	(242)
Administrative Class	(28,222)	(60,836)
Advisor Class	(942)	(1,915)
From net realized capital gains
Institutional Class	0	(71)
Administrative Class	0	(17,247)
Advisor Class	0	(321)

Total Distributions(a)	(29,338)	(80,632)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(27,496)	46,488

Total Increase (Decrease) in Net Assets	11,847	(54,220)

Net Assets:
Beginning of period	1,105,354	1,159,574
End of period*	$1,117,201	$1,105,354

* Including undistributed net investment income of:	$6,463	$7,199

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

June 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.4%

CORPORATE BONDS & NOTES 94.2%

BANKING & FINANCE 9.7%
Abe Investment Holdings, Inc./Getty Images, Inc.
7.000% due 10/15/2020		$2,000	$950
AerCap Ireland Capital Ltd.
3.750% due 05/15/2019		1,500	1,515
4.500% due 05/15/2021		3,000	3,081
5.000% due 10/01/2021		1,000	1,043
Aircastle Ltd.
5.000% due 04/01/2023		1,000	1,019
Ally Financial, Inc.
4.125% due 03/30/2020		1,500	1,507
4.625% due 03/30/2025 (f)		2,500	2,469
4.750% due 09/10/2018		1,000	1,023
5.125% due 09/30/2024		2,000	2,060
6.250% due 12/01/2017		1,000	1,050
7.500% due 09/15/2020		2,795	3,123
8.000% due 03/15/2020		1,607	1,812
8.000% due 11/01/2031		401	472
Argos Merger Sub, Inc.
7.125% due 03/15/2023		4,000	4,125
Bank of America Corp.
6.250% due 09/05/2024 (d)		2,000	2,034
Barclays PLC
8.000% due 12/15/2020 (d)	EUR	2,000	2,080
8.250% due 12/15/2018 (d)		$750	736
BNP Paribas S.A.
7.375% due 08/19/2025 (d)		2,500	2,450
7.625% due 03/30/2021 (d)		500	501
CIT Group, Inc.
5.000% due 08/15/2022		5,500	5,610
5.250% due 03/15/2018		2,500	2,582
5.500% due 02/15/2019		1,000	1,049
Corrections Corp. of America
4.625% due 05/01/2023		1,500	1,519
5.000% due 10/15/2022		500	521
Credit Agricole S.A.
6.625% due 09/23/2019 (d)		1,500	1,369
7.875% due 01/23/2024 (d)		5,500	5,280
Credit Suisse Group AG
6.250% due 12/18/2024 (d)		3,000	2,837
7.500% due 12/11/2023 (d)		500	505
ESH Hospitality, Inc.
5.250% due 05/01/2025		2,500	2,447
Greystar Real Estate Partners LLC
8.250% due 12/01/2022		1,250	1,294
HUB International Ltd.
7.875% due 10/01/2021		1,000	963
International Lease Finance Corp.
5.875% due 08/15/2022		1,000	1,086
Intesa Sanpaolo SpA
5.017% due 06/26/2024		1,250	1,151
5.710% due 01/15/2026		1,000	950
7.700% due 09/17/2025 (d)		1,000	864
iStar, Inc.
5.000% due 07/01/2019		1,500	1,406
Jefferies Finance LLC
6.875% due 04/15/2022		1,500	1,297
7.375% due 04/01/2020		2,000	1,825
Lincoln Finance Ltd.
7.375% due 04/15/2021		750	779
Lloyds Banking Group PLC
7.500% due 06/27/2024 (d)		8,000	7,840
MGP Escrow Issuer LLC
5.625% due 05/01/2024		625	663
Navient Corp.
4.875% due 06/17/2019		2,000	1,935
5.000% due 06/15/2018		450	449
5.000% due 10/26/2020		1,000	940
5.875% due 10/25/2024		2,500	2,150
6.125% due 03/25/2024		2,500	2,206
8.000% due 03/25/2020		1,000	1,024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.450% due 06/15/2018	$2,000	$2,170
OneMain Financial Holdings LLC
6.750% due 12/15/2019	1,000	979
7.250% due 12/15/2021	1,500	1,444
PHH Corp.
6.375% due 08/15/2021	750	662
Provident Funding Associates LP
6.750% due 06/15/2021	500	476
Quicken Loans, Inc.
5.750% due 05/01/2025	1,500	1,455
RHP Hotel Properties LP
5.000% due 04/15/2023	1,500	1,496
Royal Bank of Scotland Group PLC
5.125% due 05/28/2024	2,000	1,954
7.500% due 08/10/2020 (d)	1,000	923
7.648% due 09/30/2031 (d)	1,000	1,185
Societe Generale S.A.
6.000% due 01/27/2020 (d)	1,500	1,320
7.875% due 12/18/2023 (d)	2,500	2,325
Solera LLC
10.500% due 03/01/2024	500	527
Springleaf Finance Corp.
6.900% due 12/15/2017	2,000	2,077
UniCredit SpA
8.000% due 06/03/2024 (d)	2,860	2,320
VEREIT Operating Partnership LP
3.000% due 02/06/2019	1,000	1,006
4.875% due 06/01/2026	625	643

		108,553

INDUSTRIALS 77.0%
Acadia Healthcare Co., Inc.
5.625% due 02/15/2023	1,000	985
6.500% due 03/01/2024	500	500
Accudyne Industries Borrower
7.750% due 12/15/2020	3,000	2,662
Activision Blizzard, Inc.
5.625% due 09/15/2021	1,000	1,050
6.125% due 09/15/2023	2,000	2,185
ADT Corp.
3.500% due 07/15/2022	4,000	3,685
4.125% due 06/15/2023	2,500	2,353
6.250% due 10/15/2021	2,000	2,147
AECOM
5.750% due 10/15/2022	625	641
5.875% due 10/15/2024	1,000	1,030
Air Medical Merger Sub Corp.
6.375% due 05/15/2023	3,000	2,865
Albea Beauty Holdings S.A.
8.375% due 11/01/2019	1,000	1,055
Alcoa, Inc.
5.125% due 10/01/2024	2,000	2,005
Alere, Inc.
6.375% due 07/01/2023	1,000	1,047
Aleris International, Inc.
7.875% due 11/01/2020	1,500	1,335
9.500% due 04/01/2021	1,500	1,545
Allegion PLC
5.875% due 09/15/2023	750	799
Allegion U.S. Holding Co., Inc.
5.750% due 10/01/2021	1,000	1,047
Alliance Data Systems Corp.
5.375% due 08/01/2022	750	722
6.375% due 04/01/2020	1,250	1,264
Altice Financing S.A.
6.500% due 01/15/2022	1,000	1,014
6.625% due 02/15/2023	4,000	3,942
7.500% due 05/15/2026	500	493
Altice Finco S.A.
7.625% due 02/15/2025	2,000	1,837
Altice Luxembourg S.A.
7.625% due 02/15/2025 (f)	3,000	2,940
7.750% due 05/15/2022	5,000	5,069

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AMC Networks, Inc.
4.750% due 12/15/2022	$2,000	$1,992
5.000% due 04/01/2024	1,500	1,490
American Builders & Contractors Supply Co., Inc.
5.625% due 04/15/2021	2,000	2,075
5.750% due 12/15/2023	1,000	1,038
Amsted Industries, Inc.
5.000% due 03/15/2022	2,000	2,010
5.375% due 09/15/2024	1,000	985
Anglo American Capital PLC
4.125% due 04/15/2021	1,000	953
4.450% due 09/27/2020	1,500	1,474
Anixter, Inc.
5.125% due 10/01/2021	500	510
5.500% due 03/01/2023	500	511
Antero Resources Corp.
5.125% due 12/01/2022	2,000	1,930
5.375% due 11/01/2021	1,250	1,231
6.000% due 12/01/2020	1,000	1,016
Aramark Services, Inc.
5.125% due 01/15/2024	1,500	1,534
Ardagh Packaging Finance PLC
7.250% due 05/15/2024	1,000	1,026
Ashland, Inc.
4.750% due 08/15/2022	2,000	2,012
6.875% due 05/15/2043	1,250	1,256
Associated Materials LLC
9.125% due 11/01/2017	2,500	2,237
Axalta Coating Systems U.S. Holdings, Inc.
7.375% due 05/01/2021	1,000	1,056
Axiall Corp.
4.875% due 05/15/2023	1,000	1,031
B&G Foods, Inc.
4.625% due 06/01/2021	2,500	2,512
Ball Corp.
5.250% due 07/01/2025	1,750	1,831
Belden, Inc.
5.250% due 07/15/2024	1,000	973
5.500% due 09/01/2022	2,000	2,025
Berry Plastics Corp.
5.125% due 07/15/2023	1,000	1,003
6.000% due 10/15/2022	1,000	1,039
Blue Coat Holdings, Inc.
8.375% due 06/01/2023	1,000	1,135
BMC Software Finance, Inc.
8.125% due 07/15/2021	2,000	1,510
Boise Cascade Co.
6.375% due 11/01/2020	1,000	1,025
Bombardier, Inc.
4.750% due 04/15/2019	1,500	1,440
5.500% due 09/15/2018	1,500	1,492
7.500% due 03/15/2025	2,000	1,740
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (a)	500	425
Boyd Gaming Corp.
6.375% due 04/01/2026	1,500	1,575
6.875% due 05/15/2023	1,000	1,070
Burger King Worldwide, Inc.
6.000% due 04/01/2022	4,000	4,159
Cable One, Inc.
5.750% due 06/15/2022	1,000	1,028
Cablevision Systems Corp.
5.875% due 09/15/2022	2,000	1,800
Caesars Entertainment Resort Properties LLC
8.000% due 10/01/2020	2,000	2,015
CalAtlantic Group, Inc.
5.250% due 06/01/2026	1,000	973
5.375% due 10/01/2022	1,000	1,023
California Resources Corp.
8.000% due 12/15/2022	3,000	2,134
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (a)	2,318	2,324
Carrizo Oil & Gas, Inc.
6.250% due 04/15/2023	1,500	1,451

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	13

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cascades, Inc.
5.500% due 07/15/2022		$750	$732
Case New Holland Industrial, Inc.
7.875% due 12/01/2017		1,250	1,350
CCO Holdings LLC
5.125% due 02/15/2023		3,000	3,045
5.125% due 05/01/2023		2,000	2,025
5.250% due 09/30/2022		3,000	3,086
5.375% due 05/01/2025		1,000	1,018
5.750% due 09/01/2023		2,750	2,839
5.750% due 01/15/2024		1,000	1,055
5.750% due 02/15/2026		2,375	2,452
5.875% due 04/01/2024		1,000	1,045
5.875% due 05/01/2027		1,000	1,035
Cenovus Energy, Inc.
3.000% due 08/15/2022		1,000	914
Centene Corp.
5.625% due 02/15/2021		1,000	1,045
6.125% due 02/15/2024		1,000	1,066
Central Garden & Pet Co.
6.125% due 11/15/2023		750	784
Cequel Communications Holdings LLC
5.125% due 12/15/2021		3,000	2,872
6.375% due 09/15/2020		1,000	1,015
CeramTec Group GmbH
8.250% due 08/15/2021	EUR	1,000	1,182
CHC Helicopter S.A.
9.250% due 10/15/2020 ^		$900	405
Chemours Co.
6.625% due 05/15/2023 (f)		2,500	2,137
7.000% due 05/15/2025		1,000	844
Chemtura Corp.
5.750% due 07/15/2021		1,500	1,522
Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024		1,250	1,285
Chesapeake Energy Corp.
8.000% due 12/15/2022		2,500	2,131
Churchill Downs, Inc.
5.375% due 12/15/2021		500	513
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		3,500	3,480
7.625% due 03/15/2020		3,000	2,869
Clearwater Paper Corp.
4.500% due 02/01/2023		1,500	1,464
CNH Industrial Capital LLC
3.375% due 07/15/2019		500	491
4.375% due 11/06/2020		1,000	1,013
4.875% due 04/01/2021		500	510
Cogent Communications Group, Inc.
5.375% due 03/01/2022		1,000	1,008
Columbus International, Inc.
7.375% due 03/30/2021		1,250	1,325
CommScope Technologies Finance LLC
6.000% due 06/15/2025		1,250	1,287
CommScope, Inc.
5.000% due 06/15/2021		1,000	1,025
5.500% due 06/15/2024		1,750	1,783
Community Health Systems, Inc.
5.125% due 08/01/2021		2,000	1,995
6.875% due 02/01/2022		5,000	4,400
7.125% due 07/15/2020		2,000	1,864
8.000% due 11/15/2019		2,000	1,962
Concho Resources, Inc.
5.500% due 10/01/2022		750	758
5.500% due 04/01/2023		1,500	1,511
6.500% due 01/15/2022		1,750	1,800
Concordia International Corp.
7.000% due 04/15/2023		1,500	1,286
9.500% due 10/21/2022		1,000	938
CONSOL Energy, Inc.
5.875% due 04/15/2022		1,000	879
Constellation Brands, Inc.
4.250% due 05/01/2023		1,000	1,045
4.750% due 12/01/2025		1,500	1,588
6.000% due 05/01/2022		1,000	1,130

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Constellium NV
5.750% due 05/15/2024	$1,000	$793
Continental Resources, Inc.
3.800% due 06/01/2024	2,500	2,194
4.500% due 04/15/2023	3,000	2,812
5.000% due 09/15/2022	2,500	2,449
ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (a)	3,000	2,947
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018	2,000	2,045
CPG Merger Sub LLC
8.000% due 10/01/2021	2,000	2,010
Crimson Merger Sub, Inc.
6.625% due 05/15/2022	10,000	8,325
Crown Americas LLC
4.500% due 01/15/2023	2,000	2,050
CSC Holdings LLC
5.250% due 06/01/2024	2,000	1,820
7.875% due 02/15/2018	1,000	1,077
CST Brands, Inc.
5.000% due 05/01/2023	1,250	1,275
Darling Ingredients, Inc.
5.375% due 01/15/2022	3,000	3,111
DaVita HealthCare Partners, Inc.
5.000% due 05/01/2025	3,000	2,981
5.125% due 07/15/2024	3,000	3,039
5.750% due 08/15/2022	2,000	2,100
Dean Foods Co.
6.500% due 03/15/2023	1,750	1,811
Denali International LLC/Denali Finance Corp.
5.625% due 10/15/2020	5,000	5,257
Diamond 1 Finance Corp.
5.875% due 06/15/2021	375	385
7.125% due 06/15/2024	375	392
Digicel Group Ltd.
7.125% due 04/01/2022	2,000	1,497
8.250% due 09/30/2020	1,000	840
Digicel Ltd.
6.000% due 04/15/2021	1,000	868
DISH DBS Corp.
5.000% due 03/15/2023	2,000	1,825
5.125% due 05/01/2020	1,000	1,023
5.875% due 07/15/2022	5,000	4,875
5.875% due 11/15/2024	2,000	1,875
6.750% due 06/01/2021	1,000	1,039
7.750% due 07/01/2026	1,000	1,035
DJO Finance LLC
10.750% due 04/15/2020	500	408
DJO Finco, Inc.
8.125% due 06/15/2021	2,000	1,740
Dollar Tree, Inc.
5.750% due 03/01/2023	2,000	2,135
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	1,250	1,155
Dynegy, Inc.
6.750% due 11/01/2019	2,000	2,015
7.375% due 11/01/2022	2,000	1,940
7.625% due 11/01/2024	2,000	1,927
Eagle Spinco, Inc.
4.625% due 02/15/2021	3,500	3,596
Eldorado Resorts, Inc.
7.000% due 08/01/2023	1,000	1,042
EMI Music Publishing Group North America Holdings, Inc.
7.625% due 06/15/2024	1,000	1,030
Endo Finance LLC
5.750% due 01/15/2022	3,500	3,176
5.875% due 01/15/2023	3,000	2,617
6.000% due 07/15/2023	2,500	2,212
6.000% due 02/01/2025	4,000	3,490
Energizer Holdings, Inc.
5.500% due 06/15/2025	2,500	2,494

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Energy Transfer Equity LP
5.875% due 01/15/2024	$1,000	$978
7.500% due 10/15/2020	2,000	2,130
EnPro Industries, Inc.
5.875% due 09/15/2022	1,500	1,515
Envision Healthcare Corp.
5.125% due 07/01/2022	2,000	2,040
Equinix, Inc.
5.875% due 01/15/2026	1,000	1,045
Era Group, Inc.
7.750% due 12/15/2022	500	426
First Data Corp.
5.000% due 01/15/2024	3,250	3,270
5.750% due 01/15/2024	4,000	3,980
6.750% due 11/01/2020	2,000	2,094
7.000% due 12/01/2023	4,000	4,075
First Quality Finance Co., Inc.
4.625% due 05/15/2021	2,000	1,900
First Quantum Minerals Ltd.
6.750% due 02/15/2020	500	420
7.000% due 02/15/2021	1,000	809
7.250% due 05/15/2022	1,000	778
FMG Resources Pty. Ltd.
6.875% due 04/01/2022	759	725
Freeport-McMoRan, Inc.
2.300% due 11/14/2017	500	494
2.375% due 03/15/2018	2,000	1,970
3.100% due 03/15/2020	1,500	1,425
3.550% due 03/01/2022	3,000	2,655
3.875% due 03/15/2023	2,000	1,760
4.000% due 11/14/2021	3,000	2,751
5.400% due 11/14/2034	1,250	1,000
Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020	750	774
4.750% due 10/15/2024	1,250	1,306
5.875% due 01/31/2022	1,000	1,101
FTS International, Inc.
6.250% due 05/01/2022	875	346
Gardner Denver, Inc.
6.875% due 08/15/2021	9,000	8,212
Gates Global LLC
6.000% due 07/15/2022	4,000	3,520
GCP Applied Technologies, Inc.
9.500% due 02/01/2023	2,000	2,240
General Cable Corp.
5.750% due 10/01/2022	1,000	925
Geo Group, Inc.
5.125% due 04/01/2023	1,000	980
6.000% due 04/15/2026	750	759
GLP Capital LP
5.375% due 11/01/2023	1,500	1,573
5.375% due 04/15/2026	750	778
Graphic Packaging International, Inc.
4.875% due 11/15/2022	500	521
Griffon Corp.
5.250% due 03/01/2022	3,000	2,974
Grifols Worldwide Operations Ltd.
5.250% due 04/01/2022	2,000	2,045
Gulfport Energy Corp.
6.625% due 05/01/2023	1,000	990
7.750% due 11/01/2020	1,500	1,549
Hanesbrands, Inc.
4.625% due 05/15/2024	750	756
4.875% due 05/15/2026	1,000	1,009
HCA Holdings, Inc.
6.250% due 02/15/2021	3,000	3,225
HCA, Inc.
4.750% due 05/01/2023	5,000	5,137
5.000% due 03/15/2024	2,500	2,594
5.250% due 04/15/2025	2,500	2,619
5.250% due 06/15/2026	1,500	1,560
5.375% due 02/01/2025	2,000	2,055
5.875% due 05/01/2023	1,750	1,870
7.500% due 02/15/2022	4,000	4,558

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HD Supply, Inc.
5.250% due 12/15/2021	$1,500	$1,578
5.750% due 04/15/2024	1,250	1,303
7.500% due 07/15/2020	4,000	4,200
Hearthside Group Holdings LLC
6.500% due 05/01/2022	3,000	2,557
Herc Spinoff Escrow Issuer LLC
7.500% due 06/01/2022	500	493
Hertz Corp.
5.875% due 10/15/2020	1,000	1,030
6.250% due 10/15/2022	500	518
6.750% due 04/15/2019	2,000	2,042
7.375% due 01/15/2021	1,500	1,556
Hexion, Inc.
6.625% due 04/15/2020	1,500	1,262
Hilton Worldwide Finance LLC
5.625% due 10/15/2021	2,500	2,589
Hologic, Inc.
5.250% due 07/15/2022	750	787
Horizon Pharma Financing, Inc.
6.625% due 05/01/2023 (f)	1,000	935
Hughes Satellite Systems Corp.
6.500% due 06/15/2019	450	488
7.625% due 06/15/2021	1,000	1,080
Huntington Ingalls Industries, Inc.
5.000% due 12/15/2021	750	788
5.000% due 11/15/2025	1,500	1,588
Huntsman International LLC
4.875% due 11/15/2020	1,000	1,010
5.125% due 11/15/2022	1,500	1,492
iHeartCommunications, Inc.
9.000% due 03/01/2021	2,000	1,417
IHS, Inc.
5.000% due 11/01/2022	625	648
Immucor, Inc.
11.125% due 08/15/2019	1,500	1,372
INEOS Group Holdings S.A.
5.875% due 02/15/2019	1,000	1,003
6.125% due 08/15/2018	1,000	1,010
Informatica LLC
7.125% due 07/15/2023	1,000	953
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	1,000	638
7.250% due 10/15/2020	2,000	1,435
7.500% due 04/01/2021	2,000	1,390
8.000% due 02/15/2024	1,000	990
International Game Technology PLC
6.250% due 02/15/2022	1,750	1,802
6.500% due 02/15/2025	1,500	1,519
Jaguar Holding Co.
6.375% due 08/01/2023	3,250	3,331
KFC Holding Co.
5.000% due 06/01/2024	750	771
5.250% due 06/01/2026	1,375	1,413
Kinetic Concepts, Inc.
7.875% due 02/15/2021	1,250	1,332
10.500% due 11/01/2018	3,000	3,007
12.500% due 11/01/2019	2,000	1,895
KLX, Inc.
5.875% due 12/01/2022	3,500	3,447
L Brands, Inc.
5.625% due 02/15/2022	1,000	1,077
Lamar Media Corp.
5.000% due 05/01/2023	1,000	1,035
5.750% due 02/01/2026	750	782
5.875% due 02/01/2022	500	523
Land O’ Lakes, Inc.
6.000% due 11/15/2022	1,000	1,065
Laredo Petroleum, Inc.
5.625% due 01/15/2022	1,000	940
7.375% due 05/01/2022	1,000	1,008
Level 3 Financing, Inc.
5.125% due 05/01/2023	1,250	1,244
5.250% due 03/15/2026	1,000	983

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.375% due 01/15/2024	$1,000	$1,009
5.375% due 05/01/2025	1,000	996
LifePoint Health, Inc.
5.375% due 05/01/2024	1,000	1,005
5.500% due 12/01/2021	2,000	2,090
5.875% due 12/01/2023	1,000	1,043
LIN Television Corp.
5.875% due 11/15/2022	750	758
Live Nation Entertainment, Inc.
7.000% due 09/01/2020	1,000	1,042
LKQ Corp.
4.750% due 05/15/2023	1,500	1,481
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023	3,500	2,870
5.500% due 04/15/2025	1,000	897
5.625% due 10/15/2023	1,000	936
5.750% due 08/01/2022	3,250	3,110
Manitowoc Foodservice, Inc.
9.500% due 02/15/2024	1,000	1,120
Masonite International Corp.
5.625% due 03/15/2023	1,000	1,043
Matador Resources Co.
6.875% due 04/15/2023	500	513
Match Group, Inc.
6.375% due 06/01/2024	500	523
MCE Finance Ltd.
5.000% due 02/15/2021	2,000	1,989
MDC Partners, Inc.
6.500% due 05/01/2024	1,250	1,247
MGM Resorts International
6.000% due 03/15/2023	4,000	4,230
6.625% due 12/15/2021	4,000	4,370
6.750% due 10/01/2020	2,000	2,195
7.750% due 03/15/2022	2,000	2,267
8.625% due 02/01/2019	1,500	1,692
MPH Acquisition Holdings LLC
7.125% due 06/01/2024	750	789
MPLX LP
4.875% due 12/01/2024	1,000	976
4.875% due 06/01/2025	1,000	980
5.500% due 02/15/2023	750	763
MSCI, Inc.
5.250% due 11/15/2024	500	514
5.750% due 08/15/2025	1,000	1,043
Multi-Color Corp.
6.125% due 12/01/2022	1,000	1,028
Murphy Oil USA, Inc.
6.000% due 08/15/2023	1,000	1,040
NBTY, Inc.
7.625% due 05/15/2021	2,000	2,007
NCR Corp.
4.625% due 02/15/2021	1,500	1,491
5.000% due 07/15/2022	2,000	1,970
5.875% due 12/15/2021	500	509
6.375% due 12/15/2023	500	513
Neptune Finco Corp.
6.625% due 10/15/2025	1,000	1,055
10.125% due 01/15/2023	1,000	1,122
Newell Brands, Inc.
5.000% due 11/15/2023	750	789
Newfield Exploration Co.
5.375% due 01/01/2026	3,000	2,932
5.625% due 07/01/2024	1,500	1,507
Nexteer Automotive Group Ltd.
5.875% due 11/15/2021	750	761
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021	2,000	2,072
Nielsen Finance LLC
5.000% due 04/15/2022	1,750	1,792
Noble Holding International Ltd.
3.950% due 03/15/2022	1,000	699
4.900% due 08/01/2020	1,000	847
Norbord, Inc.
6.250% due 04/15/2023	1,000	1,030

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Novelis, Inc.
8.750% due 12/15/2020		$3,500	$3,650
Numericable SFR S.A.
6.000% due 05/15/2022		5,000	4,881
6.250% due 05/15/2024		4,000	3,840
7.375% due 05/01/2026		2,000	1,980
NXP BV
4.125% due 06/15/2020		1,000	1,015
4.125% due 06/01/2021		875	890
4.625% due 06/01/2023		1,000	1,020
5.750% due 03/15/2023		3,000	3,142
Oasis Petroleum, Inc.
6.500% due 11/01/2021		750	688
6.875% due 03/15/2022		2,000	1,860
Open Text Corp.
5.875% due 06/01/2026		1,500	1,511
Oshkosh Corp.
5.375% due 03/01/2025		625	645
Outfront Media Capital LLC
5.250% due 02/15/2022		500	509
5.625% due 02/15/2024		1,000	1,034
5.875% due 03/15/2025		1,000	1,034
Party City Holdings, Inc.
6.125% due 08/15/2023		1,500	1,560
Penn National Gaming, Inc.
5.875% due 11/01/2021 (f)		1,500	1,534
Penske Automotive Group, Inc.
5.500% due 05/15/2026		750	714
Performance Food Group, Inc.
5.500% due 06/01/2024		500	510
Perstorp Holding AB
8.750% due 05/15/2017		3,000	3,001
11.000% due 08/15/2017		1,250	1,200
Pilgrim’s Pride Corp.
5.750% due 03/15/2025		2,000	2,005
Pinnacle Entertainment, Inc.
5.625% due 05/01/2024		625	625
Pinnacle Foods Finance LLC
4.875% due 05/01/2021		2,000	2,037
5.875% due 01/15/2024		1,000	1,051
Pinnacle Operating Corp.
9.000% due 11/15/2020		500	423
Platform Specialty Products Corp.
6.500% due 02/01/2022		5,000	4,425
Ply Gem Industries, Inc.
6.500% due 02/01/2022		3,000	2,966
Post Holdings, Inc.
6.000% due 12/15/2022		1,000	1,029
6.750% due 12/01/2021		3,500	3,710
7.375% due 02/15/2022		2,000	2,110
7.750% due 03/15/2024		1,000	1,101
8.000% due 07/15/2025		750	835
PQ Corp.
6.750% due 11/15/2022		625	652
PRA Holdings, Inc.
9.500% due 10/01/2023		1,000	1,115
Prestige Brands, Inc.
5.375% due 12/15/2021		2,750	2,805
6.375% due 03/01/2024		1,500	1,564
Prime Security One MS, Inc.
4.875% due 07/15/2032		1,000	774
Prime Security Services Borrower LLC
9.250% due 05/15/2023		2,250	2,391
PSPC Escrow Corp.
6.000% due 02/01/2023	EUR	500	474
PTC, Inc.
6.000% due 05/15/2024		$750	778
PVH Corp.
4.500% due 12/15/2022		2,500	2,547
Qorvo, Inc.
6.750% due 12/01/2023		1,000	1,043
7.000% due 12/01/2025		500	530
Qualitytech LP
5.875% due 08/01/2022		2,000	2,037

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Quintiles Transnational Corp.
4.875% due 05/15/2023	$2,000	$2,040
Quorum Health Corp.
11.625% due 04/15/2023	1,500	1,522
Range Resources Corp.
4.875% due 05/15/2025	1,000	958
5.000% due 08/15/2022	500	474
5.000% due 03/15/2023	2,000	1,885
5.750% due 06/01/2021	500	491
Regency Energy Partners LP
5.500% due 04/15/2023	1,500	1,515
Reynolds Group Issuer, Inc.
5.125% due 07/15/2023	1,875	1,901
5.750% due 10/15/2020	2,500	2,589
6.875% due 02/15/2021	1,500	1,545
8.250% due 02/15/2021	2,000	2,093
9.875% due 08/15/2019	207	214
Rice Energy, Inc.
6.250% due 05/01/2022	500	499
7.250% due 05/01/2023	1,000	1,020
Rite Aid Corp.
6.125% due 04/01/2023	2,000	2,147
Rockies Express Pipeline LLC
5.625% due 04/15/2020	2,250	2,267
6.000% due 01/15/2019	1,500	1,534
6.875% due 04/15/2040	500	479
Rowan Cos., Inc.
4.750% due 01/15/2024	1,000	814
4.875% due 06/01/2022	1,000	876
5.850% due 01/15/2044	250	168
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	1,500	1,522
5.625% due 04/15/2023	2,500	2,522
5.750% due 05/15/2024	5,000	4,987
5.875% due 06/30/2026	1,250	1,250
Sabre GLBL, Inc.
5.250% due 11/15/2023	500	511
5.375% due 04/15/2023	1,500	1,541
Sally Holdings LLC
5.625% due 12/01/2025	2,250	2,368
5.750% due 06/01/2022	1,000	1,041
SBA Communications Corp.
4.875% due 07/15/2022	1,000	996
5.625% due 10/01/2019	500	518
SBA Telecommunications, Inc.
5.750% due 07/15/2020	1,000	1,033
Schaeffler Finance BV
4.250% due 05/15/2021	3,000	3,056
4.750% due 05/15/2021	1,000	1,026
4.750% due 05/15/2023	1,250	1,275
Schaeffler Holding Finance BV (6.250% Cash or 6.250% PIK)
6.250% due 11/15/2019 (a)	1,750	1,824
Schaeffler Holding Finance BV (6.750% Cash or 6.750% PIK)
6.750% due 11/15/2022 (a)	2,400	2,652
Schaeffler Holding Finance BV (6.875% Cash or 7.625% PIK)
6.875% due 08/15/2018 (a)	1,500	1,534
Scientific Games International, Inc.
6.250% due 09/01/2020	1,250	797
7.000% due 01/01/2022	1,000	1,010
10.000% due 12/01/2022	1,500	1,226
Scotts Miracle-Gro Co.
6.000% due 10/15/2023	1,375	1,454
Sealed Air Corp.
4.875% due 12/01/2022	500	516
5.125% due 12/01/2024	1,000	1,031
5.250% due 04/01/2023	1,500	1,560
5.500% due 09/15/2025	1,000	1,044
Sensata Technologies BV
4.875% due 10/15/2023	2,250	2,258
5.000% due 10/01/2025	1,000	1,009
5.625% due 11/01/2024	1,250	1,302

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026		$1,500	$1,560
Serta Simmons Bedding LLC
8.125% due 10/01/2020		2,500	2,569
SIG Combibloc Holdings S.C.A.
7.750% due 02/15/2023	EUR	1,750	2,052
Signode Industrial Group Lux S.A.
6.375% due 05/01/2022		$3,500	3,364
Sinclair Television Group, Inc.
5.625% due 08/01/2024		1,500	1,539
6.125% due 10/01/2022		1,000	1,040
Sirius XM Radio, Inc.
5.375% due 04/15/2025		3,000	2,994
Smithfield Foods, Inc.
6.625% due 08/15/2022		3,000	3,157
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025		500	587
Southwestern Energy Co.
3.300% due 01/23/2018		250	257
4.050% due 01/23/2020		1,000	983
4.100% due 03/15/2022		500	449
7.500% due 02/01/2018		250	267
Spectrum Brands, Inc.
5.750% due 07/15/2025		1,500	1,569
6.125% due 12/15/2024		1,000	1,060
6.625% due 11/15/2022		2,500	2,666
Springs Industries, Inc.
6.250% due 06/01/2021		3,000	3,045
Standard Industries, Inc.
5.375% due 11/15/2024		4,000	4,090
6.000% due 10/15/2025		1,000	1,050
Starz LLC
5.000% due 09/15/2019		1,500	1,532
Steel Dynamics, Inc.
5.125% due 10/01/2021		1,000	1,026
5.500% due 10/01/2024		500	513
6.125% due 08/15/2019		500	518
6.375% due 08/15/2022		500	528
Suburban Propane Partners LP
5.750% due 03/01/2025		1,000	988
7.375% due 08/01/2021		182	190
Sun Products Corp.
7.750% due 03/15/2021		2,000	2,077
Sunoco LP
5.500% due 08/01/2020		2,000	1,977
T-Mobile USA, Inc.
6.250% due 04/01/2021		3,000	3,141
6.375% due 03/01/2025		2,000	2,097
6.500% due 01/15/2026		2,000	2,117
6.625% due 11/15/2020		1,000	1,035
6.625% due 04/01/2023		3,000	3,183
6.731% due 04/28/2022		2,500	2,638
6.836% due 04/28/2023		2,000	2,120
Teck Resources Ltd.
3.000% due 03/01/2019		404	382
3.750% due 02/01/2023		1,000	764
4.500% due 01/15/2021		2,500	2,187
4.750% due 01/15/2022		1,000	850
8.000% due 06/01/2021		250	258
8.500% due 06/01/2024		250	260
TEGNA, Inc.
4.875% due 09/15/2021		500	514
5.500% due 09/15/2024		1,000	1,034
Teine Energy Ltd.
6.875% due 09/30/2022		750	739
Teleflex, Inc.
4.875% due 06/01/2026		625	631
Tempur Sealy International, Inc.
5.500% due 06/15/2026		2,125	2,093
5.625% due 10/15/2023		1,500	1,552
Tenet Healthcare Corp.
4.375% due 10/01/2021		2,000	2,000
4.500% due 04/01/2021		3,000	3,030
5.000% due 03/01/2019		2,500	2,431
6.000% due 10/01/2020		1,000	1,060

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 06/15/2023		$1,000	$961
8.000% due 08/01/2020		1,500	1,539
8.125% due 04/01/2022		1,000	1,030
Terex Corp.
6.000% due 05/15/2021		1,100	1,107
Tesoro Logistics LP
5.875% due 10/01/2020		641	660
6.250% due 10/15/2022		1,500	1,571
Time, Inc.
5.750% due 04/15/2022		1,750	1,652
TransDigm, Inc.
5.500% due 10/15/2020		2,000	2,045
6.000% due 07/15/2022		1,500	1,515
6.375% due 06/15/2026		2,625	2,622
6.500% due 07/15/2024		4,000	4,040
TreeHouse Foods, Inc.
4.875% due 03/15/2022		1,000	1,025
6.000% due 02/15/2024		1,000	1,072
Tribune Media Co.
5.875% due 07/15/2022		1,500	1,500
Trinseo Materials Operating S.C.A.
6.750% due 05/01/2022		1,000	1,000
Triumph Group, Inc.
4.875% due 04/01/2021		1,500	1,417
Tronox Finance LLC
6.375% due 08/15/2020		1,000	748
7.500% due 03/15/2022		1,000	725
Tullow Oil PLC
6.250% due 04/15/2022		1,000	805
U.S. Concrete, Inc.
6.375% due 06/01/2024		1,500	1,504
U.S. Foods, Inc.
5.875% due 06/15/2024		1,250	1,284
United Rentals North America, Inc.
4.625% due 07/15/2023		2,000	2,027
5.500% due 07/15/2025		1,250	1,236
6.125% due 06/15/2023		500	523
7.625% due 04/15/2022		2,250	2,413
Unitymedia GmbH
6.125% due 01/15/2025		1,000	1,030
Unitymedia Hessen GmbH & Co. KG
5.000% due 01/15/2025		3,000	2,955
5.500% due 01/15/2023		2,500	2,522
5.750% due 01/15/2023	EUR	122	143
Univar USA, Inc.
6.750% due 07/15/2023		$1,000	993
Univision Communications, Inc.
5.125% due 05/15/2023		3,000	2,992
5.125% due 02/15/2025		4,500	4,466
6.750% due 09/15/2022		1,357	1,438
UPC Holding BV
6.750% due 03/15/2023	CHF	1,000	1,101
6.750% due 03/15/2023	EUR	2,000	2,387
UPCB Finance Ltd.
5.375% due 01/15/2025		$1,000	995
USG Corp.
5.500% due 03/01/2025		1,250	1,314
5.875% due 11/01/2021		2,500	2,628
Valeant Pharmaceuticals International, Inc.
5.500% due 03/01/2023		1,250	1,010
5.625% due 12/01/2021		3,000	2,490
5.875% due 05/15/2023		3,000	2,437
6.125% due 04/15/2025		2,500	2,012
6.375% due 10/15/2020		2,000	1,730
6.750% due 08/15/2021		1,000	858
7.000% due 10/01/2020		1,000	888
7.250% due 07/15/2022		3,000	2,588
7.500% due 07/15/2021		3,000	2,661
VeriSign, Inc.
4.625% due 05/01/2023		2,000	2,035
5.250% due 04/01/2025		1,000	1,030
Videotron Ltd.
5.375% due 06/15/2024		1,250	1,272
Virgin Media Finance PLC
5.750% due 01/15/2025		1,000	973

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 10/15/2024	$1,500	$1,479
6.375% due 04/15/2023	2,000	2,010
Virgin Media Secured Finance PLC
5.250% due 01/15/2026	1,000	974
Vista Outdoor, Inc.
5.875% due 10/01/2023	2,000	2,095
Weatherford International Ltd.
4.500% due 04/15/2022 (f)	1,250	1,078
7.750% due 06/15/2021 (f)	1,000	978
8.250% due 06/15/2023	250	238
WESCO Distribution, Inc.
5.375% due 06/15/2024	1,000	1,003
Western Digital Corp.
7.375% due 04/01/2023	1,000	1,067
WhiteWave Foods Co.
5.375% due 10/01/2022	1,000	1,075
Williams Cos., Inc.
4.550% due 06/24/2024	2,500	2,309
Wind Acquisition Finance S.A.
4.750% due 07/15/2020	3,000	2,955
7.375% due 04/23/2021	3,000	2,887
Wolverine World Wide, Inc.
6.125% due 10/15/2020	500	519
WPX Energy, Inc.
5.250% due 09/15/2024	1,000	885
7.500% due 08/01/2020	750	752
8.250% due 08/01/2023	1,000	1,008
WR Grace & Co-Conn
5.125% due 10/01/2021	1,000	1,030
5.625% due 10/01/2024	900	926
Wynn Las Vegas LLC
4.250% due 05/30/2023	1,000	929
5.375% due 03/15/2022	2,500	2,550
5.500% due 03/01/2025	2,500	2,428
Wynn Macau Ltd.
5.250% due 10/15/2021	2,000	1,956
XPO Logistics, Inc.
6.500% due 06/15/2022	2,500	2,397
7.875% due 09/01/2019	2,250	2,301
Zebra Technologies Corp.
7.250% due 10/15/2022	2,000	2,130
ZF North America Capital, Inc.
4.750% due 04/29/2025	3,000	3,051
Ziggo Bond Finance BV
5.875% due 01/15/2025	2,000	1,940

		859,839

UTILITIES 7.5%
AES Corp.
3.673% due 06/01/2019	327	327
7.375% due 07/01/2021	2,250	2,548
8.000% due 06/01/2020	1,500	1,755
Blue Racer Midstream LLC
6.125% due 11/15/2022	2,000	1,905
Bristow Group, Inc.
6.250% due 10/15/2022	400	304
Calpine Corp.
5.375% due 01/15/2023	4,000	3,920
5.750% due 01/15/2025	3,000	2,929
Covanta Holding Corp.
5.875% due 03/01/2024	1,025	999
7.250% due 12/01/2020	500	515
Freeport-McMoran Oil & Gas LLC
6.500% due 11/15/2020	500	504
Frontier Communications Corp.
6.875% due 01/15/2025	3,000	2,529
7.125% due 03/15/2019	1,125	1,198
10.500% due 09/15/2022	1,000	1,062
11.000% due 09/15/2025	1,250	1,303
Genesis Energy LP
5.625% due 06/15/2024	1,000	915
6.000% due 05/15/2023	1,250	1,175
6.750% due 08/01/2022	2,000	1,950

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LBC Tank Terminals Holding Netherlands BV
6.875% due 05/15/2023	$1,000	$970
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,311
NRG Energy, Inc.
6.250% due 07/15/2022	2,500	2,456
6.250% due 05/01/2024	1,000	957
6.625% due 03/15/2023	1,500	1,485
7.625% due 01/15/2018	662	715
7.875% due 05/15/2021	1,000	1,040
8.250% due 09/01/2020	2,250	2,323
NSG Holdings LLC
7.750% due 12/15/2025	1,395	1,500
ONEOK, Inc.
4.250% due 02/01/2022	250	231
7.500% due 09/01/2023	500	534
Parsley Energy LLC
6.250% due 06/01/2024	1,000	1,022
7.500% due 02/15/2022	500	525
PBF Logistics LP
6.875% due 05/15/2023	500	493
Petrobras Global Finance BV
6.250% due 03/17/2024	250	223
6.750% due 01/27/2041	250	202
Red Oak Power LLC
8.540% due 11/30/2019	494	496
Rose Rock Midstream LP
5.625% due 11/15/2023	500	438
Sprint Capital Corp.
6.900% due 05/01/2019	3,000	2,880
8.750% due 03/15/2032	3,000	2,580
Sprint Communications, Inc.
6.000% due 11/15/2022	2,000	1,584
7.000% due 03/01/2020	1,000	1,052
7.000% due 08/15/2020	1,000	899
9.000% due 11/15/2018	1,500	1,603
Sprint Corp.
7.125% due 06/15/2024	3,500	2,787
7.250% due 09/15/2021	4,000	3,430
7.625% due 02/15/2025	1,500	1,194
7.875% due 09/15/2023	3,000	2,467
Talen Energy Supply LLC
4.625% due 07/15/2019	3,000	2,655
6.500% due 06/01/2025	1,000	835
Targa Resources Partners LP
4.125% due 11/15/2019	750	746
4.250% due 11/15/2023	2,000	1,805
5.000% due 01/15/2018	1,000	1,022
5.250% due 05/01/2023	2,000	1,900
6.375% due 08/01/2022	375	378
6.625% due 10/01/2020	1,000	1,025
Telecom Italia Capital S.A.
6.375% due 11/15/2033	1,000	999
Telecom Italia SpA
5.303% due 05/30/2024	4,000	4,005
Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,056	1,093
TerraForm Power Operating LLC
5.875% due 02/01/2023	2,000	1,914
6.125% due 06/15/2025	500	475
Williams Partners LP
4.875% due 05/15/2023	2,000	1,936

		84,023

Total Corporate Bonds & Notes (Cost $1,070,243)		1,052,415

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
Bear Stearns ALT-A Trust
3.877% due 11/25/2036 ^	612	466
Countrywide Alternative Loan Trust
0.678% due 05/20/2046 ^	100	57
Countrywide Home Loan Mortgage Pass-Through Trust
1.093% due 03/25/2035	57	42

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.880% due 05/20/2036 ^	$342	$272
GSR Mortgage Loan Trust
2.837% due 04/25/2035	7	7
IndyMac Mortgage Loan Trust
6.000% due 07/25/2037	444	395
WaMu Mortgage Pass-Through Certificates Trust
2.225% due 12/25/2036 ^	389	335
Washington Mutual Mortgage Pass-Through Certificates Trust
1.407% due 05/25/2046	34	25

Total Non-Agency Mortgage-Backed Securities (Cost $1,196)		1,599

ASSET-BACKED SECURITIES 0.0%
Credit-Based Asset Servicing and Securitization LLC
0.523% due 01/25/2037 ^	91	33

Total Asset-Backed Securities (Cost $62)		33

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (e) 0.1%
		1,100

U.S. TREASURY BILLS 0.0%
0.153% due 07/21/2016 (b)(c)	311	311

Total Short-Term Instruments (Cost $1,411)		1,411

Total Investments in Securities (Cost $1,072,912)		1,055,458

	SHARES
INVESTMENTS IN AFFILIATES 3.5%

SHORT-TERM INSTRUMENTS 3.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.5%
PIMCO Short-Term Floating NAV Portfolio III	3,914,217	38,688

Total Short-Term Instruments (Cost $38,685)		38,688

Total Investments in Affiliates (Cost $38,685)		38,688

Total Investments 97.9% (Cost $1,111,597)		$1,094,146

Financial Derivative Instruments (g)(h) 0.0% (Cost or Premiums, net $0)		366

Other Assets and Liabilities, net 2.1%		22,689

Net Assets 100.0%		$1,117,201

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind security.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	06/30/2016	07/01/2016	$1,100	U.S. Treasury Notes 1.000% due 05/15/2018	$(1,124)	$1,100	$1,100

Total Repurchase Agreements						$(1,124)	$1,100	$1,100

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BCY	(1.500)%	06/02/2016	TBD	(2)	$(865)	$(864)
	(1.250)	06/02/2016	TBD	(2)	(2,711)	(2,708)
	(0.250)	05/12/2016	TBD	(2)	(1,113)	(1,112)
	0.000	06/24/2016	TBD	(2)	(884)	(884)
RDR	(0.500)	06/14/2016	TBD	(2)	(1,240)	(1,240)
	(0.250)	05/19/2016	TBD	(2)	(898)	(898)
	0.875	06/29/2016	06/29/2017		(1,494)	(1,494)

Total Reverse Repurchase Agreements						$(9,200)

(2)	Open Maturity reverse repurchase agreement.
(3)	The average amount of borrowings outstanding during the period ended June 30, 2016 was $(4,773) at a weighted average interest rate of (0.483%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

(f)	Securities with an aggregate market value of $9,981 have been pledged as collateral under the terms of the following master agreements as of June 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(5,568)	$0	$(5,568)	$6,230	$662
RDR	0	(3,632)	0	(3,632)	3,751	119
SSB	1,100	0	0	1,100	(1,124)	(24)

Total Borrowings and Other Financing Transactions	$1,100	$(9,200)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(9,200)	$(9,200)

Total Borrowings	$0	$0	$0	$(9,200)	$(9,200)

Gross amount of recognized liabilities for reverse repurchase agreements					$(9,200)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation/ Depreciation	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	(5.000)%	12/20/2019	$4,850	$614	$(26)	$0	$15
CDX.HY-23 5-Year Index	(5.000)	12/20/2019	14,550	22	332	46	0

				$636	$306	$46	$15

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-25 5-Year Index	5.000%	12/20/2020	$19,800	$851	$759	$82	$0

Total Swap Agreements				$1,487	$1,065	$128	$15

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

Cash of $3,639 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$128	$128	$0	$0	$15	$15

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	19

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	08/2016	EUR	7,815	$	8,928	$244	$0
JPM	08/2016	CHF	1,084		1,122	9	0

Total Forward Foreign Currency Contracts						$253	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of June 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (1)
GLM	$244	$0	$0	$244	$0	$0	$0	$0	$244	$(320)	$(76)
JPM	9	0	0	9	0	0	0	0	9	0	9

Total Over the Counter	$253	$0	$0	$253	$0	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$128	$0	$0	$0	$128

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$253	$0	$253

	$0	$128	$0	$253	$0	$381

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$15	$0	$0	$0	$15

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(257)	$0	$0	$0	$(257)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(479)	$0	$(479)

	$0	$(257)	$0	$(479)	$0	$(736)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,395	$0	$0	$0	$1,395

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$377	$0	$377

	$0	$1,395	$0	$377	$0	$1,772

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$108,553	$0	$108,553
Industrials	0	859,839	0	859,839
Utilities	0	84,023	0	84,023
Non-Agency Mortgage-Backed Securities	0	1,599	0	1,599
Asset-Backed Securities	0	33	0	33
Short-Term Instruments
Repurchase Agreements	0	1,100	0	1,100
U.S. Treasury Bills	0	311	0	311

	$0	$1,055,458	$0	$1,055,458

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$38,688	$0	$0	$38,688

Total Investments	$38,688	$1,055,458	$0	$1,094,146

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$128	$0	$128
Over the counter	0	253	0	253

	$0	$381	$0	$381

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(15)	$0	$(15)

Totals	$38,688	$1,055,824	$0	$1,094,512

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	21

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO High Yield Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to

SEMIANNUAL REPORT	JUNE 30, 2016	23

Notes to Financial Statements (Cont.)

investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable

SEMIANNUAL REPORT	JUNE 30, 2016	25

Notes to Financial Statements (Cont.)

will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term debt investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$92,054	$282,946	$(336,401)	$(275)	$364	$38,688	$345	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

(b) Investments in Securities

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

SEMIANNUAL REPORT	JUNE 30, 2016	27

Notes to Financial Statements (Cont.)

(a) Line of Credit  The Portfolio has entered into a credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. There is a maximum available commitment amount for the Portfolio equal to $65,000,000. The Portfolio has agreed to pay commitment fees and facility fees of $113,208 of which $93,283 were paid during the period and are included in interest expense in the Statement of Operations. During the period, there were no borrowings on this line of credit.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(c) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit,

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currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or

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Notes to Financial Statements (Cont.)

(ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could

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force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the

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Notes to Financial Statements (Cont.)

securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

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8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	0.35%
Administrative Class	0.35%
Advisor Class	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets except PIMCO All Asset Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2016, were as follows (amounts in thousands†):

U S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$163,284	$155,378

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	992	$7,447	423	$3,286
Administrative Class	20,096	146,641	41,398	324,793
Advisor Class	7,335	53,512	14,503	113,867
Issued as reinvestment of distributions
Institutional Class	23	174	41	313
Administrative Class	3,822	28,203	10,201	78,081
Advisor Class	127	942	289	2,236
Cost of shares redeemed
Institutional Class	(137)	(978)	(454)	(3,564)
Administrative Class	(29,827)	(219,320)	(46,444)	(361,584)
Advisor Class	(6,017)	(44,117)	(14,292)	(110,940)
Net increase (decrease) resulting from Portfolio share transactions	(3,586)	$(27,496)	5,665	$46,488

As of June 30, 2016, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 63% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2015 the Portfolio had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO High Yield Portfolio	$629	$5,290

As of June 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$1,112,377	$23,168	$(41,399)	$(18,231)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2016	35

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets

Currency Abbreviations:
CHF	Swiss Franc	EUR	Euro	USD (or $)	United States Dollar

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ALT	Alternate Loan Trust	MSCI	Morgan Stanley Capital International	PIK	Payment-in-Kind

36	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT12SAR_063016

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2016

PIMCO Income Portfolio

Share Classes

■	Institutional
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Outside of the reporting period, PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st.

The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the six-month fiscal reporting period include:

■

The first segment of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit, pushing government sovereign yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve (“Fed”) on hold at their June 2016 meeting, after having slightly raised interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term interest rates rose with the initial Fed rate hike in December 2015. Revised first quarter 2016 U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23, 2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the Pound Sterling and European and Japanese equities, most asset classes generally recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.37% for the reporting period. Yields declined across the majority of the U.S. Treasury yield curve as a more dovish tone from the Fed coupled with the surprise result of the U.K. referendum pushed expectations for policy normalization further into the future. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.27% on December 31, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.31% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 6.24% over the reporting period. U.S. real interest rates followed nominal yields sharply lower as concerns surrounding China’s growth prospects early in the reporting period coupled with uncertainty over the U.K. referendum created a strong flight-to-quality bid and more tempered expectations for near-term Fed rate hikes.

2	PIMCO VARIABLE INSURANCE TRUST

Despite posting positive absolute returns, U.S. TIPS were outpaced by comparable nominal U.S. Treasuries as market-based inflation expectations ended the period lower. U.S. breakeven inflation rates were pressured lower by low headline inflation data and outsized demand for safe-haven nominal U.S. Treasuries.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 13.25% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and precious metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by strong demand and production outages. Within precious metals, gold prices were the beneficiary of strong safe-haven demand around risk-off events, particularly in June 2016 following the U.K.’s historic vote to leave the European Union. Agriculture commodity prices also advanced over the period, led by sugar prices which rallied on Brazilian rainfall, Indian import demand as well as strength in the Brazilian real.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 3.11% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and refinancing concerns. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals. Positive representation and warranty settlement developments also benefited the sector.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.54% over the reporting period, as falling credit yields and a commodity-fueled rally drove returns over the reporting period. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 8.02% over the reporting period. Strong performance from commodity sectors and risk-on sentiment drove returns, as asset sales and equity issuance strengthened balance sheets. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher-yielding instruments.

■

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.90% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 14.02% over the reporting period. The slowdown in China continued apace, though policymakers have used expanded credit availability and a gradual depreciation of the Chinese currency to soften the landing. Higher commodity prices and improving terms of trade helped EM currencies broadly gain during the reporting period.

■

Global equity markets showed mixed performance amid a period marked by economic uncertainty, increased volatility and concerns around the U.K. referendum. U.S. equities, as represented by the S&P 500 Index, returned 3.84% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 6.41% over the same period. In contrast, developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 4.42% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2016	3

Important Information About the PIMCO Income Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Income Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: new/small portfolio risk, interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class,

Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Income Portfolio	04/29/16	04/29/16	—	04/29/16	04/29/16	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2016	5

PIMCO Income Portfolio

Allocation Breakdown†

Short-Term Instruments‡	28.4%
Corporate Bonds & Notes	25.7%
Asset-Backed Securities	24.1%
Non-Agency Mortgage-Backed Securities	8.7%
U.S. Government Agencies	7.6%
Other	5.5%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

A line graph is not included since the Portfolio has less than six months performance.

Cumulative Total Return for the period ended June 30, 2016
	Inception**
PIMCO Income Portfolio Institutional Class	1.25%
PIMCO Income Portfolio Administrative Class	1.23%
PIMCO Income Portfolio Advisor Class	1.21%
Barclays U.S. Aggregate Index±	1.82%	**

All Portfolio returns are net of fees and expenses.

** For class inception dates please refer to the Important Information.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.69% for Institutional Class shares, 0.84% for Administrative Class shares, and 0.94% for Advisor Class shares.

Investment Objective and Strategy Overview

»

PIMCO Income Portfolio seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public-or private-sector entities. The Portfolio will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing strategies that seek to optimize portfolio income.

»	The Fund commenced operations on April 29, 2016.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Income Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period	Net Annualized Expense Ratio**
Institutional Class(a)	$1,000.00	$1,012.50	$1.07	$1,000.00	$1,007.13	$1.07	0.65%
Administrative Class(a)	1,000.00	1,012.30	1.32	1,000.00	1,006.89	1.32	0.80
Advisor Class(a)	1,000.00	1,012.10	1.48	1,000.00	1,006.72	1.48	0.90

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 60/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 7 in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 04/29/16 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Portfolio multiplied by the average account value over the period, multiplied by 366 for the Class shares of the PIMCO Income Portfolio (to reflect the period since the inception date of 04/29/16). Hypothetical expenses reflect an amount as if the portfolio had been operation for the entire fiscal half year.

SEMIANNUAL REPORT	JUNE 30, 2016	7

Financial Highlights PIMCO Income Portfolio

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Total Distributions(b)	Net Asset Value End of Year or Period	Total Return
Institutional Class
04/29/2016 - 06/30/2016+	$10.00	$0.04	$0.09	$0.13	$(0.04)	$(0.04)	$10.09	1.25%
Administrative Class
04/29/2016 - 06/30/2016+	10.00	0.04	0.08	0.12	(0.03)	(0.03)	10.09	1.23
Advisor Class
04/29/2016 - 06/30/2016+	10.00	0.04	0.08	0.12	(0.03)	(0.03)	10.09	1.21

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$3,036	0.65	%*	2.36	%*	15%

8,983	0.80	*	2.35	*	15

170,871	0.90	*	2.16	*	15

SEMIANNUAL REPORT	JUNE 30, 2016	9

Statement of Assets and Liabilities PIMCO Income Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2016

Assets:
Investments, at value
Investments in securities	$161,292
Investments in Affiliates	43,074
Financial Derivative Instruments
Exchange-traded or centrally cleared	161
Over the counter	1,041
Cash	3,950
Deposits with counterparty	1,585
Foreign currency, at value	422
Receivable for investments sold	1,548
Receivable for Portfolio shares sold	71
Interest and/or dividends receivable	612
Dividends receivable from Affiliates	35
Total Assets	213,791

Liabilities:
Financial Derivative Instruments
Over the counter	$2,418
Payable for investments purchased	28,313
Payable for investments in Affiliates purchased	35
Accrued investment advisory fees	38
Accrued supervisory and administrative fees	61
Accrued distribution fees	35
Accrued servicing fees	1
Total Liabilities	30,901

Net Assets	$182,890

Net Assets Consist of:
Paid in capital	$181,855
Undistributed net investment income	78
Accumulated undistributed net realized gain	198
Net unrealized appreciation	759
Net Assets	$182,890

Net Assets:
Institutional Class	$3,036
Administrative Class	8,983
Advisor Class	170,871

Shares Issued and Outstanding:
Institutional Class	301
Administrative Class	890
Advisor Class	16,938

Net Asset Value Per Share Outstanding:
Institutional Class	$10.09
Administrative Class	10.09
Advisor Class	10.09

Cost of investments in securities	$160,955
Cost of investments in Affiliates	$43,067
Cost of foreign currency held	$420
Cost or premiums of financial derivative instruments, net	$(1,643)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Income Portfolio

(Amounts in thousands)	April 29, 2016 - June 30, 2016 (Unaudited)

Investment Income:
Interest	$830
Dividends from Investments in Affiliates	65
Total Income	895

Expenses:
Investment advisory fees	72
Supervisory and administrative fees	116
Servicing fees - Administrative Class	4
Distribution and/or servicing fees - Advisor Class	65
Total Expenses	257

Net Investment Income	638

Net Realized Gain (Loss):
Investments in securities	42
Investments in Affiliates	3
Exchange-traded or centrally cleared financial derivative instruments	131
Over the counter financial derivative instruments	100
Foreign currency	(78)

Net Realized Gain	198

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	337
Investments in Affiliates	7
Exchange-traded or centrally cleared financial derivative instruments	158
Over the counter financial derivative instruments	266
Foreign currency assets and liabilities	(9)

Net Change in Unrealized Appreciation	759

Net Increase in Net Assets Resulting from Operations	$1,595

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	11

Statement of Changes in Net Assets PIMCO Income Portfolio

(Amounts in thousands)	April 29, 2016 - June 30, 2016 (Unaudited)

Increase in Net Assets from:

Operations:
Net investment income	$638
Net realized gain	198
Net change in unrealized appreciation	759

Net Increase in Net Assets Resulting from Operations	1,595

Distributions to Shareholders:
From net investment income
Institutional Class	(11)
Administrative Class	(30)
Advisor Class	(519)

Total Distributions(a)	(560)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	181,855

Total Increase in Net Assets	182,890

Net Assets:
Beginning of period	0
End of period*	$182,890

*Including undistributed net investment income of:	$78

**	See Note 11 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Income Portfolio

June 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.2%

BANK LOAN OBLIGATIONS 4.5%
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016		$3,814	$3,813
Hilton Worldwide Finance LLC
3.500% due 10/26/2020		1,600	1,603
Las Vegas Sands LLC
3.250% due 12/19/2020		1,163	1,163
Yum! Brands, Inc.
3.192% due 06/16/2023		1,600	1,606

Total Bank Loan Obligations (Cost $8,177)			8,185

CORPORATE BONDS & NOTES 28.8%

BANKING & FINANCE 16.7%
Ally Financial, Inc.
2.750% due 01/30/2017		1,800	1,816
alstria office REIT-AG
2.125% due 04/12/2023	EUR	300	350
American International Group, Inc.
1.500% due 06/08/2023		1,254	1,401
4.875% due 06/01/2022		$300	335
American Tower Corp.
3.375% due 10/15/2026		400	403
Barclays Bank PLC
7.625% due 11/21/2022		400	431
Barclays PLC
4.375% due 01/12/2026		1,000	1,013
7.875% due 09/15/2022 (e)	GBP	300	361
CIT Group, Inc.
5.250% due 03/15/2018		$1,200	1,239
Citycon Treasury BV
2.500% due 10/01/2024	EUR	500	603
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	400	568
Cooperatieve Rabobank UA
8.400% due 06/29/2017 (e)		$1,000	1,049
Deutsche Bank AG
3.375% due 05/12/2021		740	743
GELF Bond Issuer S.A.
1.750% due 11/22/2021	EUR	600	696
HSBC Holdings PLC
3.600% due 05/25/2023		$430	440
International Lease Finance Corp.
6.250% due 05/15/2019		1,100	1,188
Lloyds Banking Group PLC
3.100% due 07/06/2021 (a)		910	909
7.625% due 06/27/2023 (e)	GBP	400	505
7.875% due 06/27/2029 (e)		1,750	2,210
Nasdaq, Inc.
3.850% due 06/30/2026		$900	917
Nykredit Realkredit A/S
2.500% due 10/01/2047	DKK	3,300	497
3.000% due 10/01/2047		11,700	1,795
Prologis International Funding S.A.
1.876% due 04/17/2025	EUR	500	576
Realkredit Danmark A/S
2.500% due 10/01/2037	DKK	11,100	1,710
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (e)		$200	185
8.000% due 08/10/2025 (e)		1,600	1,496
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (e)	GBP	1,950	2,424
Societe Generale S.A.
7.875% due 12/18/2023 (e)		$200	186
Springleaf Finance Corp.
8.250% due 12/15/2020		1,700	1,708
Synchrony Financial
2.032% due 11/09/2017		900	901
UBS Group AG
5.750% due 02/19/2022 (e)	EUR	1,650	1,849

			30,504

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 6.6%
Aetna, Inc.
1.307% due 12/08/2017		$22	$22
1.700% due 06/07/2018		44	44
1.900% due 06/07/2019		54	55
2.400% due 06/15/2021		17	17
2.800% due 06/15/2023		47	48
3.200% due 06/15/2026		85	88
4.250% due 06/15/2036		41	43
4.375% due 06/15/2046		36	37
Air Canada Pass-Through Trust
3.600% due 09/15/2028		738	750
American Airlines Pass-Through Trust
4.000% due 01/15/2027		875	925
British Airways Class A Pass-Through Trust
4.625% due 12/20/2025		274	290
Brown-Forman Corp.
1.200% due 07/07/2026 (a)	EUR	800	886
CVS Pass-Through Trust
5.789% due 01/10/2026		$348	389
Diamond 1 Finance Corp.
5.450% due 06/15/2023		33	34
Enterprise Inns PLC
6.500% due 12/06/2018	GBP	570	798
Express Scripts Holding Co.
3.000% due 07/15/2023 (a)		$28	28
3.400% due 03/01/2027 (a)		51	51
4.800% due 07/15/2046 (a)		43	43
iHeartCommunications, Inc.
9.000% due 03/01/2021		1,750	1,240
Kraft Heinz Foods Co.
3.000% due 06/01/2026		900	912
Norwegian Air Shuttle
4.875% due 11/10/2029		436	440
Numericable SFR S.A.
7.375% due 05/01/2026		1,700	1,683
Oracle Corp.
1.900% due 09/15/2021 (a)		115	116
2.400% due 09/15/2023 (a)		77	77
2.650% due 07/15/2026 (a)		96	96
3.850% due 07/15/2036 (a)		38	38
4.000% due 07/15/2046 (a)		58	59
Sabine Pass LNG LP
7.500% due 11/30/2016		900	918
SBA Tower Trust
2.877% due 07/15/2046 (a)		900	908
Sovran Acquisition LP
3.500% due 07/01/2026		900	911
Walgreens Boots Alliance, Inc.
1.750% due 05/30/2018		16	16
2.600% due 06/01/2021		14	14
3.100% due 06/01/2023		11	11
3.450% due 06/01/2026		32	33

			12,020

UTILITIES 5.5%
AT&T, Inc.
2.800% due 02/17/2021		1,000	1,027
3.600% due 02/17/2023		1,000	1,048
Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022		800	831
6.510% due 03/07/2022		500	549
9.250% due 04/23/2019		2,400	2,773
Petrobras Global Finance BV
4.875% due 03/17/2020		3,500	3,290
8.375% due 05/23/2021		537	556

			10,074

Total Corporate Bonds & Notes (Cost $52,928)			52,598

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.2%
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035		$40	$43
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		275	262

Total Municipal Bonds & Notes (Cost $305)			305

U.S. GOVERNMENT AGENCIES 8.4%
Fannie Mae, TBA
3.000% due 07/01/2046		7,000	7,265
3.500% due 07/01/2046 - 08/01/2046		5,000	5,275
Ginnie Mae
1.057% due 04/20/2066		1,918	1,918
NCUA Guaranteed Notes
0.835% due 11/06/2017		239	239
0.845% due 03/06/2020		761	761

Total U.S. Government Agencies (Cost $15,380)			15,458

U.S. TREASURY OBLIGATIONS 1.5%
U.S. Treasury Notes
1.375% due 04/30/2021		2,800	2,849

Total U.S. Treasury Obligations (Cost $2,807)			2,849

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.7%
American Home Mortgage Investment Trust
6.600% due 06/25/2036		6,986	3,165
Banc of America Alternative Loan Trust
6.000% due 01/25/2035		310	308
Chase Mortgage Finance Trust
2.657% due 12/25/2035 ^		3,896	3,708
Deco UK PLC
0.781% due 01/27/2020	GBP	1,284	1,667
Eurosail PLC
1.524% due 06/13/2045		1,489	1,685
Grifonas Finance PLC
0.152% due 08/28/2039	EUR	1,817	1,451
HarborView Mortgage Loan Trust
0.679% due 03/19/2036		$135	97
Juno Eclipse Ltd.
0.000% due 11/20/2022	EUR	1,618	1,771
WaMu Mortgage Pass-Through Certificates Trust
2.482% due 03/25/2033		$158	157
Washington Mutual Mortgage Pass-Through Certificates Trust
1.287% due 10/25/2046		6,210	3,664
Wells Fargo Mortgage-Backed Securities Trust
2.841% due 01/25/2035		28	28

Total Non-Agency Mortgage-Backed Securities (Cost $18,009)			17,701

ASSET-BACKED SECURITIES 27.0%
Aegis Asset-Backed Securities Trust
0.623% due 01/25/2037		7,471	5,134
ALESCO Preferred Funding Ltd.
1.122% due 12/23/2034		1,976	1,522
Asset-Backed Funding Certificates Trust
0.593% due 11/25/2036		5,946	3,604
Citigroup Mortgage Loan Trust, Inc.
0.593% due 05/25/2037		1,526	1,516
0.613% due 12/25/2036		2,767	1,783
0.713% due 03/25/2037		49	37

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	13

Schedule of Investments PIMCO Income Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Asset-Backed Certificates
0.673% due 06/25/2047	$900	$580
Countrywide Asset-Backed Certificates Trust
0.983% due 05/25/2036	9,800	6,199
Denali Capital CLO Ltd.
0.865% due 01/22/2022	1,975	1,942
HSI Asset Securitization Corp. Trust
0.563% due 12/25/2036	1,429	580
0.593% due 01/25/2037	4,906	3,430
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.753% due 03/25/2036	5,000	3,417
IXIS Real Estate Capital Trust
0.603% due 01/25/2037	4,968	2,376
Lockwood Grove CLO Ltd.
2.008% due 01/25/2024	1,528	1,522
Merrill Lynch Mortgage Investors Trust
0.523% due 04/25/2047	8,629	4,809
Morgan Stanley ABS Capital, Inc. Trust
0.523% due 10/25/2036	3,194	1,834
0.533% due 11/25/2036	7,249	4,226
Option One Mortgage Loan Trust
0.813% due 01/25/2036	5,000	3,295
Trapeza CDO Ltd.
1.048% due 01/25/2035	2,000	1,520

Total Asset-Backed Securities (Cost $48,861)		49,326

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.1%

SHORT-TERM NOTES 1.0%
Holmes Master Issuer PLC
1.042% due 04/15/2017		$1,800	$1,799

JAPAN TREASURY BILLS 5.8%
(0.289%) due 08/01/2016 (d)	JPY	1,100,000	10,654

U.S. TREASURY BILLS 1.3%
0.224% due 07/21/2016 - 11/03/2016 (b)(c)(h)		$2,418	2,417

Total Short-Term Instruments (Cost $14,488)			14,870

Total Investments in Securities (Cost $160,955)			161,292

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 23.5%

SHORT-TERM INSTRUMENTS 23.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 23.5%
PIMCO Short-Term Floating NAV Portfolio III	4,357,989	$43,074

Total Short-Term Instruments (Cost $43,067)		43,074

Total Investments in Affiliates (Cost $43,067)		43,074

Total Investments 111.7% (Cost $204,022)		$204,366

Financial Derivative Instruments (f)(g) (0.7)% (Cost or Premiums, net $(1,643))		(1,216)

Other Assets and Liabilities, net (11.0)%		(20,260)

Net Assets 100.0%		$182,890

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	When-issued security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon.

(d)	Coupon represents a yield to maturity.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$12,650	$425	$75	$58	$0
CDX.IG-26 5-Year Index	1.000	06/20/2021	15,000	169	41	29	0

				$594	$116	$87	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR *	1.750%	12/21/2026	$	20,500	$(538)	$(199)	$49	$0
Pay	6-Month AUD-BBR-BBSW	2.750	06/17/2026	AUD	10,500	411	196	8	0
Pay	28-Day MXN-TIIE	5.095	02/05/2021	MXN	25,500	(21)	7	3	0
Pay	28-Day MXN-TIIE	5.615	05/21/2021		76,000	20	27	9	0
Pay	28-Day MXN-TIIE	5.680	05/28/2021		14,900	7	7	2	0
Pay	28-Day MXN-TIIE	5.650	06/02/2021		10,300	4	4	1	0
Pay	28-Day MXN-TIIE	5.850	05/02/2022		3,400	2	0	1	0
Pay	28-Day MXN-TIIE	5.795	06/02/2023		2,900	0	0	1	0

						$(115)	$42	$74	$0

Total Swap Agreements						$479	$158	$161	$0

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

Cash of $1,585 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$161	$161	$0	$0	$0	$0

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	08/2016	AUD	2,416		$1,772	$0	$(27)
	08/2016	EUR	1,563		1,784	47	0
BOA	08/2016		1,734		1,978	51	0
	08/2016	GBP	3,436		4,959	383	0
	08/2016	JPY	1,100,000		10,273	0	(388)
	08/2016		$156	EUR	139	0	(2)
	08/2016		55	MXN	1,047	2	0
BRC	08/2016		394	JPY	40,200	0	(4)
CBK	08/2016	EUR	1,246		$1,420	35	0
	08/2016	GBP	63		92	8	0
	08/2016		$1,743	MXN	32,331	17	0
GLM	08/2016	DKK	11,310		$1,738	48	0
	08/2016	EUR	1,868		2,134	58	0
	08/2016	GBP	2,943		4,181	262	0
	08/2016	JPY	999,319		9,174	1	(515)
	08/2016		$735	AUD	1,012	19	0
	08/2016		396	JPY	40,159	0	(7)
SCX	08/2016	EUR	3,171		$3,565	42	0
	08/2016	GBP	1,448		1,970	42	0
	08/2016	JPY	13,135		128	1	0
TDM	08/2016	DKK	3,295		495	2	0

Total Forward Foreign Currency Contracts						$1,018	$(943)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	15

Schedule of Investments PIMCO Income Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

		Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
Counterparty	Reference Entity							Asset	Liability
BRC	Russia Government International Bond	1.000%	06/20/2021	2.300%	$ 60	$(4)	$0	$0	$(4)
GST	Brazil Government International Bond	1.000	06/20/2021	3.078	4,090	(451)	63	0	(388)
	Petrobras Global Finance BV	1.000	06/20/2021	6.551	60	(16)	2	0	(14)
	Russia Government International Bond	1.000	06/20/2021	2.300	5,000	(368)	66	0	(302)

						$(839)	$131	$0	$(708)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
GST	CMBX.NA.AAA.9 Index	0.500%	09/17/2058	$15,000	$ (800)	$33	$0	$(767)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	Pay	3-Month USD-LIBOR	1.500%	09/16/2021	$ 13,600	$(4)	$27	$23	$0

Total Swap Agreements						$(1,643)	$191	$23	$(1,475)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2016:

(h)	Securities with an aggregate market value of $2,107 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (5)
AZD	$47	$0	$0	$47	$(27)	$0	$0	$(27)	$20	$0	$20
BOA	436	0	0	436	(390)	0	0	(390)	46	62	108
BRC	0	0	0	0	(4)	0	(4)	(8)	(8)	0	(8)
CBK	60	0	23	83	0	0	0	0	83	0	83
GLM	388	0	0	388	(522)	0	0	(522)	(134)	372	238
GST	0	0	0	0	0	0	(1,471)	(1,471)	(1,471)	1,674	203
SCX	85	0	0	85	0	0	0	0	85	0	85
TDM	2	0	0	2	0	0	0	0	2	0	2

Total Over the Counter	$1,018	$0	$23	$1,041	$(943)	$0	$(1,475)	$(2,418)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$87	$0	$0	$74	$161

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,018	$0	$1,018
Swap Agreements	0	0	0	0	23	23

	$0	$0	$0	$1,018	$23	$1,041

	$0	$87	$0	$1,018	$97	$1,202

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$943	$0	$943
Swap Agreements	0	1,475	0	0	0	1,475

	$0	$1,475	$0	$943	$0	$2,418

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$127	$0	$0	$4	$131

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$77	$0	$77
Swap Agreements	0	22	0	0	1	23

	$0	$22	$0	$77	$1	$100

	$0	$149	$0	$77	$5	$231

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$116	$0	$0	$42	$158

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$74	$0	$74
Swap Agreements	0	165	0	0	27	192

	$0	$165	$0	$74	$27	$266

	$0	$281	$0	$74	$69	$424

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$8,185	$0	$8,185
Corporate Bonds & Notes
Banking & Finance	909	29,595	0	30,504
Industrials	886	10,226	908	12,020
Utilities	0	10,074	0	10,074
Municipal Bonds & Notes
Illinois	0	305	0	305
U.S. Government Agencies	0	15,458	0	15,458
U.S. Treasury Obligations	0	2,849	0	2,849
Non-Agency Mortgage-Backed Securities	0	17,701	0	17,701
Asset-Backed Securities	0	49,326	0	49,326
Short-Term Instruments
Short-Term Notes	0	1,799	0	1,799

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Japan Treasury Bills	$0	$10,654	$0	$10,654
U.S. Treasury Bills	0	2,417	0	2,417

	$1,795	$158,589	$908	$161,292

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$43,074	$0	$0	$43,074

Total Investments	$44,869	$158,589	$908	$204,366

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	17

Schedule of Investments PIMCO Income Portfolio (Cont.)

June 30, 2016 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$161	$0	$161
Over the counter	0	1,041	0	1,041

	$0	$1,202	$0	$1,202

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(2,418)	$0	$(2,418)

Totals	$44,869	$157,373	$908	$203,150

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2016 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Income Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based

SEMIANNUAL REPORT	JUNE 30, 2016	19

Notes to Financial Statements (Cont.)

on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statement of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on,

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure

SEMIANNUAL REPORT	JUNE 30, 2016	21

Notes to Financial Statements (Cont.)

that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term debt investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services

(normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$0	$68,465	$(25,401)	$3	$7	$43,074	$65	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	JUNE 30, 2016	23

Notes to Financial Statements (Cont.)

(b) Investments in Securities

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs

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and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.

FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain

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Notes to Financial Statements (Cont.)

(loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income

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throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap

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Notes to Financial Statements (Cont.)

agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

6. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield,

coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions – which may impact companies in many sectors, including energy, financial services and defense, among others – may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those

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currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and

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Notes to Financial Statements (Cont.)

U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	0.40%
Administrative Class	0.40%
Advisor Class	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

“Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets except PIMCO All Asset Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$19,612	$101

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

SEMIANNUAL REPORT	JUNE 30, 2016	31

Notes to Financial Statements (Cont.)

10. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2016, were as follows (amounts in thousands):

U S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$35,338	$17,123	$123,355	$923

11. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	04/29/2016 - 06/30/2016
	Shares	Amount

Receipts for shares sold
Institutional Class	300	$3,000
Administrative Class	1,575	15,875
Advisor Class	17,020	170,711
Issued as reinvestment of distributions
Institutional Class	1	11
Administrative Class	3	30
Advisor Class	51	519
Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(688)	(6,949)
Advisor Class	(133)	(1,342)
Net increase resulting from Portfolio share transactions	18,129	$181,855

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2016, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 84% of the Portfolio.

12. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$204,022	$1,641	$(1,297)	$344

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2016	33

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	CBK	Citibank N.A.	SCX	Standard Chartered Bank
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	TDM	TD Securities (USA) LLC
BRC	Barclays Bank PLC	GST	Goldman Sachs International

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
DKK	Danish Krone	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	NCUA	National Credit Union Administration
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	REIT	Real Estate Investment Trust
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
BBSW	Bank Bill Swap Reference Rate

34	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of the Amended and Restated Investment Advisory Contract and Supervision and Administration Agreement for PIMCO Income Portfolio

At a meeting held on February 23, 2016, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) and the Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of PIMCO Income Portfolio (the “New Portfolio”) and Pacific Investment Management Company LLC (“PIMCO”) for an initial two-year term.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  The Trustees received a wide variety of materials relating to the services to be provided by PIMCO, both in connection with the February 23, 2016 meeting and the August 10-11, 2015 meeting at which the Trustees considered the renewal of the Investment Advisory Contract between PIMCO and the existing series of the Trust. The Board reviewed information relating to proposed New Portfolio operations, including shareholder services, valuation, distribution, custody, the New Portfolio’s compliance program and other information relating to the nature, extent and quality of services proposed to be provided by PIMCO. In considering whether to approve the Agreements, the Board also reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to advisory fees and expense ratios of funds with investment objectives and policies similar to those of the New Portfolio. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the approval of the Agreements. The Board also reviewed information about the personnel who would be providing investment management services.

(b) Review Process:  In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and Independent Trustees. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO proposes to provide under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs, its oversight of matters that may involve conflicts of interest between the New Portfolio’s investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the New Portfolio and its shareholders.

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services to be provided by PIMCO to the New Portfolio under the Supervision and Administration Agreement. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the New Portfolio will pay for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO would provide or procure certain supervisory and administrative services and bear the costs of various third party services required by the New Portfolio, including audit, custodial, portfolio accounting, sub-accounting/sub-transfer agency, legal, and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The

SEMIANNUAL REPORT	JUNE 30, 2016	35

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Board considered PIMCO’s provision of these services to other series of the Trust and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

The Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements are likely to benefit the New Portfolio and its shareholders.

3. INVESTMENT PERFORMANCE

As the New Portfolio had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered PIMCO’s general pricing philosophy to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for the New Portfolio, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to prospective investors in the New Portfolio.

The Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of the New Portfolio (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that the Administrative Class shares of the New Portfolio were lower than the Lipper medians and Lipper averages for both the peer group and expense universe. The Board also compared the New Portfolio’s total expenses to other funds in the Expense Group provided by Lipper and found the New Portfolio’s total expenses to be reasonable. The Board also reviewed data comparing the advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with similar investment strategies, and found them to be reasonable in comparison.

The Board also considered the New Portfolio’s proposed supervisory and administrative fees. The Board considered the Trust’s unified fee structure, under which the New Portfolio would pay for the supervisory and administrative services it requires for one set fee, and in return, PIMCO would provide or procure supervisory and administrative services and bear the costs of various third party services required by the New Portfolio, including audit, custodial, portfolio accounting, sub-accounting/sub-transfer agency, legal, sub-transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the New Portfolio’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to portfolio fees that are fixed, rather than variable. The Board concluded that the New Portfolio’s supervisory and administrative fees were reasonable in relation to the value of the services to be provided, including the services to be provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses that would be beneficial to the New Portfolio and its shareholders. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of fees for the New Portfolio at competitive levels even if the New Portfolio’s operating costs rise when assets remain flat or decrease. The Board also considered that the unified fee is a transparent means of informing New Portfolio shareholders of the fees associated with the New Portfolio, and that the New Portfolio bears certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Board noted that the New Portfolio would be covered by an Expense Limitation Agreement that is designed to cap organizational expenses and trustee fees.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees to be charged by PIMCO, as well as the estimated total expenses of the New Portfolio, are reasonable and approval of the Agreements would likely benefit the New Portfolio and its shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Portfolio had not yet commenced operations at the time the Agreements were considered, information regarding PIMCO’s costs in providing services to the New Portfolio and the profitability of PIMCO’s relationship with the New Portfolio was not available.

The Trustees considered that the unified fee provides inherent economies of scale because the New Portfolio’s unified fee remains fixed even if the New Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

ratios to increase. The Trustees also considered that, unlike the New Portfolio’s unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive. The Trustees noted that, by pricing the New Portfolio to scale at inception instead of instituting breakpoints, the adviser is effectively sharing economies of scale with shareholders before the adviser realizes such benefits.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the New Portfolio and its shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the New Portfolio’s Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Portfolio, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services to be rendered to the New Portfolio by PIMCO supported the approval of the Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements were fair and reasonable to the New Portfolio and its shareholders and that the approval of the Agreements was in the best interests of the New Portfolio and its shareholders.

SEMIANNUAL REPORT	JUNE 30, 2016	37

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT20SAR_063016

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2016

PIMCO Low Duration Portfolio

Share Classes

■	Institutional
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Outside of the reporting period, PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st.

The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the six-month fiscal reporting period include:

■

The first segment of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit, pushing government sovereign yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve (“Fed”) on hold at their June 2016 meeting, after having slightly raised interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term interest rates rose with the initial Fed rate hike in December 2015. Revised first quarter 2016 U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23, 2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the Pound Sterling and European and Japanese equities, most asset classes generally recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.37% for the reporting period. Yields declined across the majority of the U.S. Treasury yield curve as a more dovish tone from the Fed coupled with the surprise result of the U.K. referendum pushed expectations for policy normalization further into the future. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.27% on December 31, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.31% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 6.24% over the reporting period. U.S. real interest rates followed nominal yields sharply lower as concerns surrounding China’s growth prospects early in the reporting period coupled with uncertainty over the U.K. referendum created a strong flight-to-quality bid and more tempered expectations for near-term Fed rate hikes.

2	PIMCO VARIABLE INSURANCE TRUST

Despite posting positive absolute returns, U.S. TIPS were outpaced by comparable nominal U.S. Treasuries as market-based inflation expectations ended the period lower. U.S. breakeven inflation rates were pressured lower by low headline inflation data and outsized demand for safe-haven nominal U.S. Treasuries.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 13.25% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and precious metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by strong demand and production outages. Within precious metals, gold prices were the beneficiary of strong safe-haven demand around risk-off events, particularly in June 2016 following the U.K.’s historic vote to leave the European Union. Agriculture commodity prices also advanced over the period, led by sugar prices which rallied on Brazilian rainfall, Indian import demand as well as strength in the Brazilian real.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 3.11% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and refinancing concerns. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals. Positive representation and warranty settlement developments also benefited the sector.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.54% over the reporting period, as falling credit yields and a commodity-fueled rally drove returns over the reporting period. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 8.02% over the reporting period. Strong performance from commodity sectors and risk-on sentiment drove returns, as asset sales and equity issuance strengthened balance sheets. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher-yielding instruments.

■

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.90% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 14.02% over the reporting period. The slowdown in China continued apace, though policymakers have used expanded credit availability and a gradual depreciation of the Chinese currency to soften the landing. Higher commodity prices and improving terms of trade helped EM currencies broadly gain during the reporting period.

■

Global equity markets showed mixed performance amid a period marked by economic uncertainty, increased volatility and concerns around the U.K. referendum. U.S. equities, as represented by the S&P 500 Index, returned 3.84% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 6.41% over the same period. In contrast, developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 4.42% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2016	3

Important Information About the PIMCO Low Duration Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class,

Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Low Duration Portfolio	02/16/99	04/10/00	—	02/16/99	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2016	5

PIMCO Low Duration Portfolio

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	36.5%
U.S. Treasury Obligations	19.4%
U.S. Government Agencies	19.3%
Asset-Backed Securities	9.0%
Non-Agency Mortgage-Backed Securities	6.0%
Short-Term Instruments‡	5.4%
Other	4.4%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Inception**
PIMCO Low Duration Portfolio Institutional Class	1.03%	0.71%	1.55%	3.86%	4.06%
PIMCO Low Duration Portfolio Administrative Class	0.96%	0.56%	1.40%	3.70%	3.87%
PIMCO Low Duration Portfolio Advisor Class	0.91%	0.46%	1.30%	3.60%	3.57%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	1.43%	1.31%	0.81%	2.46%	3.16%***

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** For class inception dates please refer to the Important Information.

*** Average annual total return since 02/16/1999.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

it is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.51% for Institutional Class shares, 0.66% for Administrative Class shares, and 0.76% for Advisor Class shares.

Investment Objective and Strategy Overview

»

PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

Following are key factors impacting the Portfolio’s performance during the reporting period:

»	An overweight to investment grade credit spread duration contributed to relative performance, as investment grade credit spreads generally tightened.

»	An overweight to high-yield credit spread duration contributed to relative performance, as high-yield credit spreads generally tightened.

»	An overweight to U.S. dollar-denominated emerging market spread duration positively contributed to relative performance, as emerging market spreads tightened.

»	Short exposure to the Japanese yen detracted from relative performance, as the yen appreciated relative to the U.S. dollar.

»	Underweight exposure to U.K. duration detracted from relative performance, as U.K. interest rates generally declined.

»	An underweight to U.S. duration detracted from relative performance, as U.S. interest rates generally declined.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Low Duration Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,010.30	$2.46	$1,000.00	$1,022.01	$2.47	0.50%
Administrative Class	1,000.00	1,009.60	3.19	1,000.00	1,021.27	3.21	0.65
Advisor Class	1,000.00	1,009.10	3.68	1,000.00	1,020.79	3.71	0.75

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2016	7

Financial Highlights PIMCO Low Duration Portfolio

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Total Distributions(b)
Institutional Class
01/01/2016 - 06/30/2016+	$10.25	$0.08	$0.03	$0.11	$(0.09)	$(0.09)
12/31/2015	10.58	0.15	(0.10)	0.05	(0.38)	(0.38)
12/31/2014	10.61	0.10	0.01	0.11	(0.14)	(0.14)
12/31/2013	10.78	0.10	(0.10)	0.00	(0.17)	(0.17)
12/31/2012	10.38	0.15	0.47	0.62	(0.22)	(0.22)
12/31/2011	10.44	0.16	(0.03)	0.13	(0.19)	(0.19)
Administrative Class
01/01/2016 - 06/30/2016+	10.25	0.07	0.03	0.10	(0.08)	(0.08)
12/31/2015	10.58	0.14	(0.11)	0.03	(0.36)	(0.36)
12/31/2014	10.61	0.10	(0.01)	0.09	(0.12)	(0.12)
12/31/2013	10.78	0.08	(0.09)	(0.01)	(0.16)	(0.16)
12/31/2012	10.38	0.14	0.46	0.60	(0.20)	(0.20)
12/31/2011	10.44	0.14	(0.02)	0.12	(0.18)	(0.18)
Advisor Class
01/01/2016 - 06/30/2016+	10.25	0.06	0.03	0.09	(0.07)	(0.07)
12/31/2015	10.58	0.13	(0.11)	0.02	(0.35)	(0.35)
12/31/2014	10.61	0.09	(0.01)	0.08	(0.11)	(0.11)
12/31/2013	10.78	0.07	(0.10)	(0.03)	(0.14)	(0.14)
12/31/2012	10.38	0.13	0.46	0.59	(0.19)	(0.19)
12/31/2011	10.44	0.13	(0.02)	0.11	(0.17)	(0.17)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$10.27	1.03%	$8,754	0.50	%*	0.50	%*	1.62	%*	159%
10.25	0.47	8,291	0.51		0.50		1.39		181
10.58	1.00	13,590	0.50		0.50		0.96		208
10.61	0.01	58,621	0.50		0.50		0.95		316
10.78	6.01	54,192	0.50		0.50		1.45		647
10.38	1.26	63,047	0.50		0.50		1.52		456

10.27	0.96	1,284,182	0.65	*	0.65	*	1.39	*	159
10.25	0.31	1,323,009	0.66		0.65		1.32		181
10.58	0.85	1,481,605	0.65		0.65		0.90		208
10.61	(0.14)	1,510,077	0.65		0.65		0.79		316
10.78	5.85	1,527,088	0.65		0.65		1.29		647
10.38	1.11	1,326,770	0.65		0.65		1.37		456

10.27	0.91	682,779	0.75	*	0.75	*	1.29	*	159
10.25	0.21	677,728	0.76		0.75		1.25		181
10.58	0.75	647,468	0.75		0.75		0.80		208
10.61	(0.23)	617,374	0.75		0.75		0.69		316
10.78	5.75	532,901	0.75		0.75		1.18		647
10.38	1.01	388,854	0.75		0.75		1.27		456

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	9

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2016

Assets:
Investments, at value
Investments in securities*	$2,441,245
Investments in Affiliates	8,033
Financial Derivative Instruments
Exchange-traded or centrally cleared	923
Over the counter	21,270
Cash	9
Deposits with counterparty	1,748
Foreign currency, at value	3,128
Receivable for investments sold	23,552
Receivable for TBA investments sold	428,565
Receivable for Portfolio shares sold	2,914
Interest and/or dividends receivable	6,035
Dividends receivable from Affiliates	22
Total Assets	2,937,444

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$58,001
Payable for short sales	4,094
Financial Derivative Instruments
Exchange-traded or centrally cleared	573
Over the counter	20,955
Payable for investments purchased	10,699
Payable for investments in Affiliates purchased	22
Payable for TBA investments purchased	847,726
Deposits from counterparty	13,698
Payable for Portfolio shares redeemed	4,856
Accrued investment advisory fees	404
Accrued supervisory and administrative fees	404
Accrued distribution fees	139
Accrued servicing fees	158
Total Liabilities	961,729

Net Assets	$1,975,715

Net Assets Consist of:
Paid in capital	$2,037,472
(Overdistributed) net investment income	(18,878)
Accumulated undistributed net realized (loss)	(33,203)
Net unrealized (depreciation)	(9,676)
Net Assets	$1,975,715

Net Assets:
Institutional Class	$8,754
Administrative Class	1,284,182
Advisor Class	682,779

Shares Issued and Outstanding:
Institutional Class	852
Administrative Class	124,997
Advisor Class	66,458

Net Asset Value Per Share Outstanding:
Institutional Class	$10.27
Administrative Class	10.27
Advisor Class	10.27

Cost of investments in securities	$2,446,526
Cost of investments in Affiliates	$8,033
Cost of foreign currency held	$3,089
Proceeds received on short sales	$4,083
Cost or premiums of financial derivative instruments, net	$(736)

* Includes repurchase agreements of:	$1,677

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2016 (Unaudited)

Investment Income:
Interest	$19,629
Dividends from Investments in Affiliates	199
Total Income	19,828

Expenses:
Investment advisory fees	2,425
Supervisory and administrative fees	2,425
Servicing fees - Administrative Class	953
Distribution and/or servicing fees - Advisor Class	828
Trustee fees	11
Interest expense	41
Total Expenses	6,683

Net Investment Income	13,145

Net Realized Gain (Loss):
Investments in securities	(4,989)
Investments in Affiliates	(397)
Exchange-traded or centrally cleared financial derivative instruments	(15,355)
Over the counter financial derivative instruments	20,554
Foreign currency	(2,237)

Net Realized (Loss)	(2,424)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	33,460
Investments in Affiliates	464
Exchange-traded or centrally cleared financial derivative instruments	730
Over the counter financial derivative instruments	(27,161)
Foreign currency assets and liabilities	148

Net Change in Unrealized Appreciation	7,641

Net Increase in Net Assets Resulting from Operations	$18,362

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	11

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

(Decrease) in Net Assets from:

Operations:
Net investment income	$13,145	$26,354
Net realized (loss)	(2,424)	(20,963)
Net change in unrealized appreciation	7,641	2,116

Net Increase in Net Assets Resulting from Operations	18,362	7,507

Distributions to Shareholders:
From net investment income
Institutional Class	(63)	(308)
Administrative Class	(9,842)	(45,888)
Advisor Class	(4,819)	(22,510)

Total Distributions(a)	(14,724)	(68,706)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(36,951)	(72,436)

Total (Decrease) in Net Assets	(33,313)	(133,635)

Net Assets:
Beginning of period	2,009,028	2,142,663
End of period*	$1,975,715	$2,009,028

* Including (overdistributed) net investment income of:	$(18,878)	$(17,299)

**	See Note12 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

June 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 123.6%

BANK LOAN OBLIGATIONS 0.1%
FCA US LLC
3.500% due 05/24/2017		$1,730	$1,732

Total Bank Loan Obligations (Cost $1,733)			1,732

CORPORATE BONDS & NOTES 45.3%

BANKING & FINANCE 29.3%
ABN AMRO Bank NV
1.800% due 06/04/2018		4,300	4,338
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017		3,800	3,822
Ally Financial, Inc.
2.750% due 01/30/2017		6,360	6,417
3.500% due 07/18/2016		3,400	3,404
6.250% due 12/01/2017		2,000	2,100
American Tower Corp.
2.800% due 06/01/2020		9,900	10,141
AvalonBay Communities, Inc.
3.625% due 10/01/2020		3,000	3,205
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	3,500	1,068
Bank of America Corp.
1.413% due 09/15/2026		$900	769
2.053% due 04/19/2021		5,900	5,982
2.650% due 04/01/2019		1,200	1,231
5.650% due 05/01/2018		8,000	8,577
6.875% due 11/15/2018		2,700	3,007
Bank of America N.A.
0.953% due 06/15/2017		23,900	23,825
Bank of Nova Scotia
1.875% due 04/26/2021		6,800	6,859
BB&T Corp.
1.343% due 01/15/2020		5,100	5,063
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,500	1,594
BPCE S.A.
1.196% due 11/18/2016		7,200	7,207
1.252% due 06/23/2017		400	400
1.382% due 03/06/2017	GBP	2,300	3,067
1.625% due 02/10/2017		$2,100	2,105
CIT Group, Inc.
3.875% due 02/19/2019		600	604
4.250% due 08/15/2017		7,200	7,351
5.000% due 05/15/2017		9,700	9,870
Citigroup, Inc.
1.324% due 04/27/2018		18,200	18,192
1.518% due 07/30/2018		12,000	12,038
1.800% due 02/05/2018		2,500	2,512
2.011% due 03/30/2021		4,300	4,331
Citizens Bank N.A.
2.300% due 12/03/2018		3,600	3,649
2.500% due 03/14/2019		4,000	4,060
Commonwealth Bank of Australia
1.750% due 11/02/2018		1,800	1,814
Credit Agricole S.A.
1.628% due 06/10/2020		11,700	11,686
Credit Suisse Group Funding Guernsey Ltd.
2.923% due 04/16/2021		5,800	5,851
Deutsche Bank AG
2.538% due 05/10/2019		6,300	6,365
Dexia Credit Local S.A.
1.012% due 11/07/2016		4,500	4,501
Eksportfinans ASA
1.570% due 02/14/2018	JPY	500,000	4,832
5.500% due 06/26/2017		$4,500	4,663
Ford Motor Credit Co. LLC
1.082% due 11/08/2016		7,500	7,503
1.553% due 06/15/2018		6,000	5,998
1.567% due 11/04/2019		5,500	5,406
2.211% due 01/08/2019		5,600	5,688
2.375% due 01/16/2018		5,224	5,290

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 06/12/2017		$2,700	$2,739
5.750% due 02/01/2021		600	683
8.000% due 12/15/2016		2,600	2,679
General Motors Financial Co., Inc.
1.989% due 04/10/2018		4,600	4,616
2.188% due 01/15/2020		3,900	3,864
2.688% due 01/15/2019		5,500	5,599
3.000% due 09/25/2017		5,000	5,076
3.200% due 07/13/2020		7,000	7,099
4.750% due 08/15/2017		2,000	2,064
Goldman Sachs Group, Inc.
1.726% due 11/15/2018		1,292	1,296
1.798% due 04/23/2020		15,200	15,164
1.838% due 04/30/2018		8,200	8,245
1.853% due 09/15/2020		4,500	4,494
2.274% due 11/29/2023		1,700	1,702
6.000% due 06/15/2020		2,000	2,284
7.500% due 02/15/2019		700	800
HBOS PLC
1.331% due 09/30/2016		4,155	4,155
HSBC Bank PLC
1.266% due 05/15/2018		500	498
HSBC USA, Inc.
1.237% due 11/13/2019		12,900	12,746
Hutchison Whampoa International Ltd.
1.625% due 10/31/2017		7,000	7,036
Industrial Bank of Korea
2.375% due 07/17/2017		2,200	2,226
3.750% due 09/29/2016		3,400	3,424
ING Bank NV
2.050% due 08/17/2018		4,000	4,057
International Lease Finance Corp.
6.250% due 05/15/2019		2,250	2,430
Intesa Sanpaolo SpA
2.375% due 01/13/2017		9,400	9,436
JPMorgan Chase & Co.
1.072% due 05/30/2017	GBP	6,300	8,343
1.183% due 03/01/2018		$3,000	3,002
1.593% due 01/23/2020		4,100	4,112
1.843% due 10/29/2020		5,800	5,864
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		1,000	1,056
KEB Hana Bank
4.000% due 11/03/2016		1,600	1,616
Kookmin Bank
1.509% due 01/27/2017		10,000	10,004
LeasePlan Corp. NV
2.500% due 05/16/2018		300	300
3.000% due 10/23/2017		1,200	1,209
Lloyds Bank PLC
1.176% due 05/14/2018		8,000	7,947
2.000% due 08/17/2018		6,900	6,894
Macquarie Bank Ltd.
1.758% due 07/29/2020		8,900	8,867
Metropolitan Life Global Funding
1.300% due 04/10/2017		3,600	3,612
Mitsubishi UFJ Financial Group, Inc.
2.553% due 03/01/2021		1,300	1,339
Morgan Stanley
2.012% due 02/01/2019		9,600	9,711
MUFG Americas Holdings Corp.
1.202% due 02/09/2018		3,500	3,487
MUFG Union Bank N.A.
1.033% due 05/05/2017		6,600	6,600
Navient Corp.
8.780% due 09/15/2016	MXN	49,700	2,729
Pacific Life Global Funding
3.142% due 06/02/2018		$3,500	3,455
Piper Jaffray Cos.
5.060% due 10/09/2018		1,500	1,516
Realkredit Danmark A/S
1.000% due 04/01/2017	DKK	71,100	10,715
2.000% due 04/01/2017		287,800	43,695

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	2,735	$3,287
Santander Bank N.A.
1.561% due 01/12/2018		$6,200	6,167
Santander Holdings USA, Inc.
2.115% due 11/24/2017		3,200	3,200
2.700% due 05/24/2019		3,400	3,411
Springleaf Finance Corp.
6.500% due 09/15/2017		4,900	5,071
Sumitomo Mitsui Banking Corp.
1.213% due 01/16/2018		12,300	12,277
Synchrony Financial
1.867% due 02/03/2020		5,600	5,428
2.032% due 11/09/2017		2,800	2,802
UBS AG
1.233% due 06/01/2017		6,500	6,503
1.375% due 08/14/2017		3,000	3,003
UBS Group Funding Jersey Ltd.
2.409% due 04/14/2021		9,900	10,011
Unibail-Rodamco SE
1.403% due 04/16/2019		9,800	9,751
WEA Finance LLC
1.750% due 09/15/2017		1,000	1,003
Wells Fargo & Co.
1.515% due 07/22/2020		2,000	2,007
2.020% due 03/04/2021		7,900	8,065

			578,856

INDUSTRIALS 11.7%
Actavis Funding SCS
1.736% due 03/12/2018		1,700	1,707
1.911% due 03/12/2020		5,300	5,319
2.450% due 06/15/2019		300	305
Actavis, Inc.
1.875% due 10/01/2017		2,800	2,815
Adani Ports & Special Economic Zone Ltd.
3.500% due 07/29/2020		4,300	4,284
Aetna, Inc.
1.307% due 12/08/2017		3,900	3,907
Amgen, Inc.
2.125% due 05/15/2017		3,695	3,727
2.200% due 05/22/2019		2,700	2,771
Anheuser-Busch InBev Finance, Inc.
1.900% due 02/01/2019		4,200	4,274
2.650% due 02/01/2021		3,400	3,527
BAT International Finance PLC
1.850% due 06/15/2018		1,600	1,618
Becton Dickinson and Co.
1.800% due 12/15/2017		2,100	2,118
2.675% due 12/15/2019		900	926
Boston Scientific Corp.
2.850% due 05/15/2020		2,800	2,904
5.125% due 01/12/2017		1,500	1,529
Canadian Natural Resources Ltd.
1.750% due 01/15/2018		1,200	1,190
Cardinal Health, Inc.
1.950% due 06/15/2018		1,000	1,012
Charter Communications Operating LLC
3.579% due 07/23/2020		3,700	3,872
4.464% due 07/23/2022		600	647
ConocoPhillips Co.
1.526% due 05/15/2022		3,500	3,324
Cox Communications, Inc.
9.375% due 01/15/2019		400	466
Daimler Finance North America LLC
1.008% due 03/10/2017		11,400	11,400
1.106% due 03/02/2018		2,700	2,688
2.000% due 08/03/2018		6,000	6,079
2.375% due 08/01/2018		900	919
Diamond 1 Finance Corp.
3.480% due 06/01/2019		10,200	10,456
DISH DBS Corp.
4.625% due 07/15/2017		4,700	4,794

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dominion Gas Holdings LLC
2.500% due 12/15/2019		$2,300	$2,354
Energy Transfer Partners LP
6.700% due 07/01/2018		2,800	2,981
Georgia-Pacific LLC
2.539% due 11/15/2019		4,400	4,510
5.400% due 11/01/2020		2,400	2,721
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,300	1,383
4.500% due 12/06/2016	JPY	109,000	1,024
Hewlett Packard Enterprise Co.
2.394% due 10/05/2017		$4,100	4,144
2.450% due 10/05/2017		5,900	5,978
Humana, Inc.
7.200% due 06/15/2018		1,200	1,329
Hyundai Capital America
1.450% due 02/06/2017		950	951
Imperial Tobacco Finance PLC
2.050% due 02/11/2018		1,250	1,262
Kinder Morgan Energy Partners LP
2.650% due 02/01/2019		500	500
9.000% due 02/01/2019		300	342
Kinder Morgan, Inc.
2.000% due 12/01/2017		1,500	1,493
3.050% due 12/01/2019		4,000	4,045
7.000% due 06/15/2017		1,500	1,563
7.250% due 06/01/2018		400	433
KLA-Tencor Corp.
2.375% due 11/01/2017		500	504
3.375% due 11/01/2019		150	155
Korea National Oil Corp.
4.000% due 10/27/2016		7,200	7,276
Kraft Heinz Foods Co.
2.000% due 07/02/2018		2,300	2,333
Kroger Co.
1.163% due 10/17/2016		5,600	5,604
Medtronic, Inc.
1.375% due 04/01/2018		2,900	2,919
1.453% due 03/15/2020		6,300	6,362
Merck & Co., Inc.
1.005% due 02/10/2020		5,700	5,705
Merck Sharp & Dohme Corp.
5.000% due 06/30/2019		1,400	1,556
Newell Brands, Inc.
2.600% due 03/29/2019		1,500	1,540
Nissan Motor Acceptance Corp.
1.800% due 03/15/2018		200	202
1.950% due 09/12/2017		400	403
2.350% due 03/04/2019		200	204
Oracle Corp.
1.900% due 09/15/2021 (b)		9,900	9,946
Pearson Dollar Finance PLC
6.250% due 05/06/2018		600	643
Pioneer Natural Resources Co.
6.875% due 05/01/2018		300	325
QUALCOMM, Inc.
3.000% due 05/20/2022		4,600	4,859
Reynolds American, Inc.
2.300% due 06/12/2018		1,800	1,830
Sabine Pass LNG LP
7.500% due 11/30/2016		2,500	2,549
SABMiller Holdings, Inc.
2.200% due 08/01/2018		1,300	1,322
2.450% due 01/15/2017		500	503
3.750% due 01/15/2022		200	215
SABMiller PLC
6.500% due 07/15/2018		300	329
Southern Natural Gas Co. LLC
5.900% due 04/01/2017		300	308
Southwestern Energy Co.
3.300% due 01/23/2018		700	719
Telefonica Emisiones S.A.U.
1.292% due 06/23/2017		13,000	12,985

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Thermo Fisher Scientific, Inc.
1.300% due 02/01/2017	$7,000	$7,006
Time Warner Cable, Inc.
5.850% due 05/01/2017	700	725
6.750% due 07/01/2018	1,900	2,085
8.750% due 02/14/2019	1,100	1,285
UnitedHealth Group, Inc.
1.400% due 12/15/2017	1,000	1,006
1.450% due 07/17/2017	1,800	1,809
1.900% due 07/16/2018	1,800	1,830
Volkswagen Group of America Finance LLC
1.076% due 11/20/2017	7,500	7,424
1.250% due 05/23/2017	1,500	1,496
2.450% due 11/20/2019	4,200	4,275
Walgreens Boots Alliance, Inc.
1.750% due 11/17/2017	1,700	1,713
WestRock RKT Co.
4.450% due 03/01/2019	400	423
Whirlpool Corp.
1.650% due 11/01/2017	1,100	1,107
Woodside Finance Ltd.
3.650% due 03/05/2025	950	930

		230,001

UTILITIES 4.3%
AES Corp.
3.673% due 06/01/2019	196	196
AT&T, Inc.
1.051% due 03/30/2017	6,800	6,804
1.561% due 06/30/2020	12,300	12,259
3.000% due 06/30/2022	500	513
Consumers Energy Co.
6.700% due 09/15/2019	200	233
Dayton Power & Light Co.
1.875% due 09/15/2016	1,000	1,001
DTE Energy Co.
2.400% due 12/01/2019	3,700	3,781
Exelon Corp.
1.550% due 06/09/2017	900	902
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	1,500	1,579
KT Corp.
1.750% due 04/22/2017	3,700	3,711
Orange S.A.
2.750% due 09/14/2016	2,500	2,510
Petrobras Global Finance BV
4.875% due 03/17/2020	4,400	4,136
Plains All American Pipeline LP
8.750% due 05/01/2019	700	801
Sprint Communications, Inc.
9.125% due 03/01/2017	14,800	15,307
Verizon Communications, Inc.
1.426% due 06/17/2019	1,500	1,508
2.183% due 09/15/2016	3,400	3,409
2.406% due 09/14/2018	21,300	21,839
2.550% due 06/17/2019	4,655	4,826

		85,315

Total Corporate Bonds & Notes (Cost $897,693)		894,172

MUNICIPAL BONDS & NOTES 0.6%

CALIFORNIA 0.6%
University of California Revenue Bonds, Series 2011
0.957% due 07/01/2041	10,600	10,601

TEXAS 0.0%
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.725% due 04/01/2040	314	309

Total Municipal Bonds & Notes (Cost $10,920)		10,910

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 24.0%
Fannie Mae
0.513% due 12/25/2036 - 07/25/2037	$501	$491
0.803% due 09/25/2042 - 03/25/2044	385	383
0.953% due 12/25/2022	42	42
1.000% due 01/25/2043	358	341
1.253% due 04/25/2023	45	46
1.303% due 02/25/2023	2	2
1.346% due 06/17/2027	28	29
1.353% due 05/25/2022	4	4
1.610% due 07/01/2042 - 06/01/2043	288	293
1.660% due 09/01/2041	191	195
1.810% due 09/01/2040	1	1
2.257% due 11/01/2035	48	50
2.294% due 09/01/2035	289	306
2.514% due 07/01/2035	53	56
2.672% due 05/01/2038	4,608	4,875
4.323% due 12/01/2036	15	15
4.500% due 03/01/2018 - 01/01/2027	4,135	4,356
4.650% due 09/01/2034	8	9
5.000% due 05/01/2027 - 04/25/2033	226	251
5.500% due 12/01/2027 - 12/01/2028	754	848
5.651% due 12/25/2042	7	9
6.000% due 03/01/2017 - 01/01/2039	2,840	3,254
6.500% due 04/01/2036	115	133
Fannie Mae, TBA
3.000% due 07/01/2046 - 08/01/2046	105,000	108,783
3.500% due 07/01/2046 - 08/01/2046	28,000	29,525
4.000% due 08/01/2046	133,000	142,458
4.500% due 08/01/2046	132,000	144,017
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	1,242	1,263
Federal Housing Administration
7.430% due 10/01/2020	1	1
Freddie Mac
0.493% due 12/25/2036	611	608
0.713% due 08/25/2031	124	121
0.842% due 06/15/2018	4	4
1.610% due 02/25/2045	255	262
2.000% due 11/15/2026	8,172	8,309
2.521% due 09/01/2035	355	378
2.702% due 07/01/2035	121	129
5.000% due 05/01/2024 - 12/01/2041	564	625
5.500% due 12/01/2022 - 08/15/2030	1	1
6.500% due 07/25/2043	53	64
8.973% due 08/15/2044	5,124	6,304
Ginnie Mae
0.896% due 06/20/2065	3,897	3,867
0.956% due 10/20/2065	10,776	10,703
1.857% due 02/20/2041	631	634
6.000% due 09/15/2017	114	116

Total U.S. Government Agencies (Cost $472,697)		474,161

U.S. TREASURY OBLIGATIONS 24.0%
U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2018 (h)	234,607	238,194
0.125% due 04/15/2019 (j)(l)	118,428	120,985
0.125% due 04/15/2020	24,619	25,199
0.125% due 04/15/2021	40,576	41,610
0.625% due 07/15/2021	22,714	23,936
0.750% due 02/15/2042 (l)	1,906	1,915
1.125% due 01/15/2021 (j)(l)	10,389	11,123
1.250% due 07/15/2020 (j)(l)	4,168	4,484
1.375% due 02/15/2044 (l)	5,851	6,781

Total U.S. Treasury Obligations (Cost $470,904)		474,227

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 7.4%
Adjustable Rate Mortgage Trust
3.110% due 09/25/2035		$919	$763
Aire Valley Mortgages PLC
0.867% due 09/20/2066		1,907	1,860
American Home Mortgage Investment Trust
2.730% due 10/25/2034		156	157
2.978% due 02/25/2045		136	136
Banc of America Commercial Mortgage Trust
5.739% due 04/10/2049		2,487	2,536
Banc of America Funding Trust
0.733% due 07/25/2037		1,021	865
3.017% due 01/20/2047 ^		412	348
Banc of America Mortgage Trust
2.858% due 08/25/2034		1,769	1,751
3.112% due 07/25/2034		620	630
3.361% due 05/25/2033		352	356
6.500% due 10/25/2031		6	6
BCAP LLC Trust
0.335% due 09/26/2035		10	10
Bear Stearns Adjustable Rate Mortgage Trust
2.460% due 08/25/2035		913	912
2.797% due 04/25/2033		4	4
2.924% due 03/25/2035		1,109	1,119
2.972% due 01/25/2034		18	18
2.977% due 01/25/2035		3,361	3,281
3.188% due 01/25/2035		154	150
3.226% due 02/25/2033		1	1
3.311% due 07/25/2034		239	231
Bear Stearns ALT-A Trust
0.613% due 02/25/2034		394	347
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		301	306
Bear Stearns Structured Products, Inc. Trust
2.690% due 12/26/2046		544	406
2.878% due 01/26/2036		924	726
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.733% due 01/25/2035		69	62
Citigroup Commercial Mortgage Trust
5.901% due 12/10/2049		3,500	3,603
6.345% due 12/10/2049		761	792
Citigroup Global Markets Mortgage Securities, Inc.
7.000% due 12/25/2018		6	6
Citigroup Mortgage Loan Trust, Inc.
2.861% due 08/25/2035 ^		557	419
3.040% due 05/25/2035		137	135
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		11,409	11,579
Countrywide Alternative Loan Trust
0.633% due 05/25/2047		429	343
6.000% due 10/25/2033		11	12
Countrywide Home Loan Mortgage Pass-Through Trust
2.602% due 02/20/2036 ^		416	367
2.674% due 11/25/2034		524	497
2.693% due 11/20/2034		1,068	1,021
2.823% due 02/20/2035		727	726
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,238	3,257
5.448% due 01/15/2049		10	10
Credit Suisse First Boston Mortgage Securities Corp.
1.054% due 03/25/2032		1	1
Credit Suisse Mortgage Capital Certificates
2.795% due 09/27/2036		2,286	2,281
2.846% due 09/26/2047		481	479
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
3.055% due 06/26/2035		185	183
Eurosail PLC
0.044% due 12/10/2044	EUR	146	156
1.276% due 09/13/2045	GBP	812	1,064
1.524% due 06/13/2045		9,300	11,471
Extended Stay America Trust
2.958% due 12/05/2031		$395	397

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon Alternative Mortgage Securities Trust
2.426% due 09/25/2034		$1,021	$994
First Horizon Mortgage Pass-Through Trust
2.804% due 02/25/2035		2,034	2,018
2.929% due 08/25/2035		267	234
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049		6,424	6,528
GMAC Mortgage Corp. Loan Trust
3.006% due 11/19/2035		215	194
Great Hall Mortgages PLC
0.777% due 06/18/2039		2,002	1,821
Greenwich Capital Commercial Funding Corp. Trust
5.444% due 03/10/2039		1,585	1,600
GS Mortgage Securities Corp.
2.465% due 11/10/2045 (a)		2,830	255
GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029		5,000	5,253
GS Mortgage Securities Trust
5.560% due 11/10/2039		1,133	1,136
GSR Mortgage Loan Trust
2.876% due 09/25/2035		603	607
2.908% due 09/25/2034		146	139
HarborView Mortgage Loan Trust
0.668% due 05/19/2035		113	94
3.073% due 07/19/2035		572	498
Hercules Eclipse PLC
0.831% due 10/25/2018	GBP	2,230	2,928
Hilton USA Trust
1.463% due 11/05/2030		$1,813	1,811
Impac CMB Trust
1.453% due 07/25/2033		146	139
Infinity Classico
0.011% due 02/15/2024	EUR	739	810
JPMorgan Chase Commercial Mortgage Securities Trust
2.189% due 10/15/2045 (a)		$21,398	1,637
5.257% due 05/15/2047		2,721	2,739
5.397% due 05/15/2045		196	195
5.420% due 01/15/2049		539	547
5.794% due 02/12/2051		3,623	3,762
5.882% due 02/15/2051		1,300	1,343
JPMorgan Commercial Mortgage-Backed Securities Trust
5.702% due 03/18/2051		1,751	1,763
JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		24	21
Juno Eclipse Ltd.
0.376% due 11/20/2022	EUR	1,338	1,465
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		$1,011	1,013
MASTR Asset Securitization Trust
5.500% due 09/25/2033		5	5
Merrill Lynch Mortgage Investors Trust
0.703% due 11/25/2035		167	154
1.113% due 09/25/2029		1,056	1,048
1.457% due 10/25/2035		99	94
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		2,700	2,744
Morgan Stanley Capital Trust
5.665% due 04/15/2049		9,750	10,007
PHHMC Trust
5.597% due 07/18/2035		632	633
Prime Mortgage Trust
0.853% due 02/25/2034		8	8
Residential Funding Mortgage Securities, Inc. Trust
3.154% due 09/25/2035 ^		916	701
RFTI Issuer Ltd.
2.192% due 08/15/2030		10,000	9,990
Structured Adjustable Rate Mortgage Loan Trust
1.810% due 01/25/2035		283	221
2.805% due 08/25/2034		380	376
2.826% due 08/25/2035		240	224
2.830% due 02/25/2034		279	277

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments Trust
0.733% due 02/25/2036 ^		$160	$131
1.108% due 09/19/2032		3	3
Ulysses European Loan Conduit PLC
0.751% due 07/25/2017	GBP	2,700	3,500
Wachovia Bank Commercial Mortgage Trust
0.656% due 04/15/2047		$9,800	9,717
5.749% due 07/15/2045		1,235	1,234
WaMu Mortgage Pass-Through Certificates Trust
0.723% due 12/25/2045		124	115
1.133% due 01/25/2045		849	774
1.167% due 01/25/2047		313	282
1.637% due 11/25/2042		50	46
1.800% due 08/25/2042		118	113
1.837% due 06/25/2042		29	28
Washington Mutual Mortgage Loan Trust
1.606% due 05/25/2041		5	5
Wells Fargo Commercial Mortgage Trust
2.199% due 10/15/2045 (a)		4,692	379
Wells Fargo Mortgage-Backed Securities Trust
2.841% due 01/25/2035		364	366
2.842% due 03/25/2035		235	237
2.853% due 12/25/2034		300	295
2.855% due 03/25/2036		324	318
2.900% due 09/25/2034		5,136	5,233

Total Non-Agency Mortgage-Backed Securities (Cost $153,040)			146,582

ASSET-BACKED SECURITIES 11.1%
ACE Securities Corp. Home Equity Loan Trust
0.513% due 10/25/2036		111	61
1.353% due 12/25/2034		1,518	1,379
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.953% due 09/25/2035		7,100	6,523
Amortizing Residential Collateral Trust
1.033% due 07/25/2032		13	12
Ares European CLO BV
0.098% due 08/15/2024	EUR	381	423
Asset-Backed Funding Certificates Trust
1.128% due 06/25/2035		$10,062	9,796
Asset-Backed Securities Corp. Home Equity Loan Trust
2.092% due 03/15/2032		109	106
Atrium CDO Corp.
1.421% due 11/16/2022		2,653	2,642
AVANT Loans Funding Trust
3.920% due 08/15/2019		3,057	3,073
Avoca CLO PLC
0.157% due 01/16/2023	EUR	21	24
Bear Stearns Asset-Backed Securities Trust
1.453% due 10/25/2037		$1,913	1,776
Cadogan Square CLO BV
0.119% due 08/12/2022	EUR	225	250
0.177% due 01/17/2023		937	1,032
Capital Auto Receivables Asset Trust
1.148% due 11/20/2018		$5,000	5,005
Carlyle Global Market Strategies CLO Ltd.
1.864% due 04/20/2022		5,200	5,195
Carlyle High Yield Partners Ltd.
0.858% due 04/19/2022		694	678
Cavalry CLO Ltd.
2.003% due 01/16/2024		9,778	9,765
CELF Loan Partners PLC
0.222% due 12/15/2021	EUR	298	329
CIFC Funding Ltd.
1.587% due 01/19/2023		$3,122	3,122
2.030% due 12/05/2024		4,800	4,789
Citigroup Mortgage Loan Trust, Inc.
1.173% due 09/25/2035 ^		6,200	5,913
Countrywide Asset-Backed Certificates
0.693% due 12/25/2031 ^		28	21
1.153% due 12/25/2033		1,608	1,508
1.253% due 03/25/2033		1,116	1,032

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse First Boston Mortgage Securities Corp.
1.073% due 01/25/2032		$7	$6
Duane Street CLO Ltd.
0.856% due 11/14/2021		261	257
Educational Services of America, Inc.
1.596% due 09/25/2040		1,633	1,630
Elm CLO Ltd.
2.033% due 01/17/2023		7,362	7,407
Equity One Mortgage Pass-Through Trust
1.013% due 11/25/2032		4	4
First Franklin Mortgage Loan Trust
1.173% due 05/25/2035		300	295
Fortress Credit Investments Ltd.
1.883% due 07/17/2023		4,022	4,001
Four Corners CLO Ltd.
0.906% due 01/26/2020		585	581
Fraser Sullivan CLO Ltd.
1.709% due 04/20/2023		3,110	3,096
Galaxy CLO Ltd.
1.926% due 08/20/2022		788	789
GE-WMC Mortgage Securities Trust
0.493% due 08/25/2036		11	5
GM Financial Automobile Leasing Trust
0.948% due 10/22/2018		11,800	11,807
GoldenTree Loan Opportunities Ltd.
1.328% due 10/18/2021		537	537
GSAMP Trust
0.843% due 01/25/2036		1,067	897
Halcyon Structured Asset Management European CLO BV
0.175% due 01/25/2023	EUR	335	372
Highbridge Loan Management Ltd.
1.436% due 09/20/2022		$4,710	4,710
Inwood Park CDO Ltd.
0.859% due 01/20/2021		879	880
JPMorgan Mortgage Acquisition Corp.
0.633% due 02/25/2036		569	549
0.683% due 05/25/2035		7,240	7,066
Jubilee CDO BV
0.116% due 08/21/2021	EUR	165	182
LCM LP
1.830% due 07/14/2022		$2,444	2,444
1.893% due 10/19/2022		5,100	5,076
Leopard CLO BV
0.140% due 07/24/2023	EUR	843	936
Lockwood Grove CLO Ltd.
2.008% due 01/25/2024		$5,240	5,218
Madison Park Funding Ltd.
0.888% due 02/26/2021		3,521	3,480
1.903% due 06/15/2022		575	575
Malin CLO BV
0.015% due 05/07/2023	EUR	2,000	2,167
0.029% due 05/07/2023		2,504	2,765
Massachusetts Educational Financing Authority
1.588% due 04/25/2038		$494	488
Mercator CLO PLC
0.048% due 02/18/2024	EUR	396	437
Motor PLC
1.053% due 06/25/2022		$8,358	8,340
MT Wilson CLO Ltd.
0.859% due 07/11/2020		447	447
Navient Private Education Loan Trust
1.642% due 12/15/2028		2,100	2,071
NYMT Residential
4.000% due 03/25/2021		2,890	2,904
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.733% due 12/25/2035		653	571
0.763% due 04/25/2035		1,584	1,570
Panhandle-Plains Higher Education Authority, Inc.
1.755% due 10/01/2035		1,219	1,217

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Panther CDO BV
0.137% due 03/20/2084	EUR	3,712	$4,011
Prospero CLO BV
0.098% due 10/20/2022		165	183
Queen Street CLO BV
0.088% due 08/15/2024		264	293
RAAC Trust
0.933% due 03/25/2037		$556	540
Renaissance Home Equity Loan Trust
0.953% due 12/25/2033		3,493	3,272
Residential Asset Securities Corp. Trust
0.773% due 01/25/2036		3,106	3,085
1.338% due 01/25/2034		4,244	3,818
SLC Student Loan Trust
0.753% due 09/15/2026		4,900	4,755
0.756% due 11/15/2021		5,363	5,344
SLM Private Credit Student Loan Trust
0.833% due 03/15/2024		529	524
0.843% due 12/15/2023		446	440
SLM Private Education Loan Trust
1.192% due 10/16/2023		460	459
1.492% due 06/15/2023		35	35
SLM Student Loan Trust
0.728% due 10/25/2024		3,815	3,749
2.138% due 04/25/2023		479	479
South Carolina Student Loan Corp.
1.423% due 03/02/2020		1,062	1,060
Specialty Underwriting & Residential Finance Trust
0.843% due 12/25/2036		4,800	3,996
SpringCastle America Funding LLC
2.700% due 05/25/2023		5,400	5,420
Stone Tower CLO Ltd.
0.863% due 04/17/2021		439	435
Structured Asset Investment Loan Trust
1.158% due 03/25/2034		637	585
1.428% due 10/25/2033		758	736
Sunrise SRL
0.242% due 08/27/2031	EUR	235	261
Symphony CLO LP
1.933% due 04/16/2022		$981	980
Symphony CLO Ltd.
1.586% due 07/23/2023		4,100	4,088
Telos CLO Ltd.
2.318% due 04/17/2025		9,900	9,899
Voya CLO Ltd.
1.928% due 10/15/2022		4,800	4,789
1.948% due 10/15/2022		5,300	5,292
Wells Fargo Home Equity Asset-Backed Securities Trust
0.713% due 05/25/2036		1,100	1,050
Wood Street CLO BV
0.107% due 11/22/2021	EUR	88	97

Total Asset-Backed Securities (Cost $217,581)			219,906

SOVEREIGN ISSUES 4.8%
Athens Urban Transportation Organisation
4.851% due 09/19/2016		2,200	2,426
Autonomous Community of Catalonia
4.750% due 06/04/2018		2,700	3,058
Export-Import Bank of Korea
1.380% due 01/14/2017		$4,600	4,607
Korea Development Bank
1.260% due 01/22/2017		800	800
3.875% due 05/04/2017		1,200	1,228
Korea Housing Finance Corp.
3.500% due 12/15/2016		1,500	1,517
Korea Land & Housing Corp.
1.875% due 08/02/2017		500	503
Mexico Government International Bond
4.000% due 11/15/2040 (f)	MXN	3,249	195
8.500% due 12/13/2018		1,090,300	64,472

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Province of Ontario
1.000% due 07/22/2016	$2,800	$2,800
1.100% due 10/25/2017	13,600	13,650

Total Sovereign Issues (Cost $97,724)		95,256

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (c)	4,000	0

Total Convertible Preferred Securities (Cost $0)		0

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.3%

COMMERCIAL PAPER 5.7%
American Electric Power, Inc.
0.800% due 07/18/2016	$4,000	3,998
AutoNation, Inc.
1.300% due 07/20/2016	9,800	9,795
Deutsche Telekom AG
0.870% due 07/08/2016	5,000	4,999
Duke Energy Corp.
0.840% due 07/07/2016	9,800	9,799
Entergy Corp.
1.200% due 07/11/2016	9,800	9,797
1.200% due 07/15/2016	10,300	10,296
Kraft Food Group, Inc.
1.100% due 08/15/2016	5,000	4,994
Newell Rubbermaid, Inc.
1.100% due 07/26/2016	8,900	8,894
Pitney Bowes, Inc.
1.150% due 07/19/2016	2,400	2,399
Sempra Energy Holdings
1.030% due 08/01/2016	9,700	9,693
Thermo Fisher Scientific, Inc.
1.500% due 09/15/2016	4,000	3,989
Thomson Reuters Corp.
0.920% due 07/19/2016	5,000	4,998
1.100% due 09/07/2016	5,000	4,993
Viacom, Inc.
1.220% due 07/21/2016	9,700	9,696
Volvo Group Treasury N.A
0.800% due 07/05/2016	4,800	4,800
Whirlpool Corp.
0.870% due 08/16/2016	8,800	8,791

		111,931

REPURCHASE AGREEMENTS (g) 0.1%
		1,677

SHORT-TERM NOTES 0.5%
JPMorgan Chase Bank N.A.
0.000% due 10/04/2016 (d)	10,600	10,541

U.S. TREASURY BILLS 0.0%
0.142% due 07/21/2016 (e)(l)	150	150

Total Short-Term Instruments (Cost $124,234)		124,299

Total Investments in Securities (Cost $2,446,526)		2,441,245

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.4%
PIMCO Short-Term Floating NAV Portfolio III	812,741	$8,033

Total Short-Term Instruments (Cost $8,033)		8,033

Total Investments in Affiliates (Cost $8,033)		8,033

Total Investments 124.0% (Cost $2,454,559)		$2,449,278

Financial Derivative Instruments (i)(k) 0.0% (Cost or Premiums, net $(736))		665

Other Assets and Liabilities, net (24.0)%		(474,228)

Net Assets 100.0%		$1,975,715

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	06/30/2016	07/01/2016	$1,677	U.S. Treasury Notes 1.000% due 05/15/2018	$(1,714)	$1,677	$1,677

Total Repurchase Agreements						$(1,714)	$1,677	$1,677

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.950%	06/28/2016	07/05/2016	$(2,202)	$(2,202)
	1.080	06/28/2016	07/05/2016	(55,689)	(55,694)
GRE	0.720	06/30/2016	07/07/2016	(105)	(105)

Total Reverse Repurchase Agreements					$(58,001)

(2)

The average amount of borrowings outstanding during the period ended June 30, 2016 was $(4,203) at a weighted average interest rate of 0.694%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	5.000%	07/01/2046	$100	$(111)	$(111)
Fannie Mae, TBA	6.000	07/01/2046	3,000	(3,423)	(3,431)
Freddie Mac, TBA	5.000	07/01/2046	500	(549)	(552)

Total Short Sales				$(4,083)	$(4,094)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

(h)	Securities with an aggregate market value of $58,104 have been pledged as collateral under the terms of the following master agreements as of June 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BOS	$0	$(57,896)	$0	$(57,896)	$57,999	$103
GRE	0	(105)	0	(105)	105	0
SSB	1,677	0	0	1,677	(1,714)	(37)

Master Securities Forward Transaction Agreement
SAL	0	0	0	0	(36)	(36)

Total Borrowings and Other Financing Transactions	$1,677	$(58,001)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(58,001)	$0	$0	$(58,001)

Total Borrowings	$0	$(58,001)	$0	$0	$(58,001)

Gross amount of recognized liabilities for reverse repurchase agreements					$(58,001)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2017	400	$(218)	$0	$(20)
90-Day Eurodollar June Futures	Short	06/2018	556	(531)	0	(21)
90-Day Eurodollar March Futures	Short	03/2018	633	(579)	0	(24)
90-Day Eurodollar September Futures	Short	09/2018	153	(165)	0	(4)
Euro-BTP Italy Government Bond September Futures	Long	09/2016	155	500	162	0
U.S. Treasury 2-Year Note September Futures	Long	09/2016	1,726	2,408	243	0
U.S. Treasury 5-Year Note September Futures	Long	09/2016	3,075	4,768	240	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2018	1,968	(1,289)	65	(164)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2018	575	(756)	19	(57)

Total Futures Contracts				$4,138	$729	$(290)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	1-Year BRL-CDI	14.118%	08/01/2016	BRL	431,300	$(2)	$(3)	$1	$0
Receive	3-Month USD-LIBOR	2.000	12/16/2019	$	58,300	(2,307)	(927)	0	(16)
Receive	3-Month USD-LIBOR	2.000	12/16/2020		128,800	(6,088)	(2,718)	0	(14)
Receive	3-Month USD-LIBOR *	1.450	06/28/2021		65,000	(216)	(99)	29	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		28,700	(2,394)	(1,948)	57	0
Receive	3-Month USD-LIBOR	2.750	12/16/2045		3,700	(781)	(706)	41	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		4,000	(643)	(371)	43	0
Receive	6-Month GBP-LIBOR *	1.250	09/21/2018	GBP	7,100	(142)	(37)	0	(9)
Receive	6-Month GBP-LIBOR *	1.000	09/21/2018		37,600	(503)	(416)	0	(45)
Pay	28-Day MXN-TIIE	4.380	12/21/2017	MXN	1,595,500	(686)	(1,229)	0	(98)
Pay	28-Day MXN-TIIE	4.090	01/31/2018		1,645,900	(1,219)	(1,219)	0	(97)
Pay	28-Day MXN-TIIE	5.250	06/11/2018		15,300	4	(11)	0	(1)
Pay	28-Day MXN-TIIE	5.500	06/11/2018		18,800	10	(15)	0	(1)
Pay	28-Day MXN-TIIE	5.280	10/02/2019		23,400	1	(11)	0	0
Pay	28-Day MXN-TIIE	5.615	06/02/2020		21,800	12	(7)	1	0
Pay	28-Day MXN-TIIE	5.575	03/16/2022		8,000	(1)	8	2	0
Pay	28-Day MXN-TIIE	5.980	08/26/2024		52,600	16	82	20	0

						$(14,939)	$(9,627)	$194	$(281)

Total Swap Agreements						$(14,939)	$(9,627)	$194	$(281)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

(j)	Securities with an aggregate market value of $9,773 and cash of $1,752 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability (4)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$729	$194	$923	$0	$(292)	$(281)	$(573)

(4)	Unsettled variation margin liability of $(2) for closed futures is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	08/2016	KRW	85,817		$72	$0	$(2)
	08/2016	MYR	7,626		1,851	0	(61)
	08/2016		$610	MYR	2,510	19	0
BOA	07/2016	GBP	23,458		$34,396	3,168	0
	07/2016		$35,377	GBP	26,589	20	0
	08/2016	GBP	26,589		$35,386	0	(19)
	08/2016	MXN	46,039		2,482	0	(24)
	08/2016	SGD	18,702		13,726	0	(152)
	04/2017	DKK	147,198		22,478	268	0
BPS	08/2016	TWD	121,811		3,773	0	(15)
	08/2016		$1,750	AUD	2,370	15	0
	09/2016	CNH	13,233		$1,953	0	(28)
	10/2016		66,011		9,715	0	(151)
	10/2016		$1,948	CNH	13,233	30	0
	12/2016		9,663		66,011	174	0
	01/2017	BRL	20,000		$7,269	1,370	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	08/2016	KRW	2,299,072		$1,962	$0	$(31)
	08/2016	TWD	7,050		216	0	(3)
	08/2016		$4,951	AUD	6,718	52	0
	08/2016		219	INR	14,797	0	(1)
	08/2016		752	KRW	889,090	19	0
	08/2016		120	MXN	2,250	2	0
CBK	08/2016	AUD	13,649		$10,130	0	(35)
	08/2016	MXN	44,298		2,382	0	(29)
	08/2016	SGD	2,972		2,145	0	(61)
	08/2016	THB	10,231		290	0	0
	08/2016		$11,176	AUD	15,004	15	(17)
	08/2016		7,618	EUR	6,795	0	(67)
	08/2016		57,328	JPY	6,015,700	995	0
	08/2016		3,261	MXN	62,145	122	0
	08/2016		1,571	SGD	2,129	9	0
	09/2016		4,173	CNH	28,447	81	0
DUB	08/2016	MYR	11,821		$2,856	0	(107)
	08/2016		$761	KRW	896,001	16	0
	10/2016	BRL	34,544		$9,067	0	(1,395)
	12/2016		$5,427	CNH	36,955	80	0
GLM	08/2016	AUD	2,169		$1,563	0	(52)
	08/2016	EUR	51,556		58,900	1,607	0
	08/2016	JPY	826,200		7,578	0	(433)
	08/2016	KRW	6,558,775		5,512	0	(173)
	08/2016		$2,070	AUD	2,791	8	0
	08/2016		3,174	EUR	2,796	0	(67)
	08/2016		10,348	JPY	1,131,600	622	0
	08/2016		6,477	RUB	434,280	234	0
	09/2016	CNH	30,853		$4,549	0	(66)
	10/2016		$7,444	CNH	50,697	134	0
HUS	08/2016	JPY	6,427,927		$59,538	0	(2,781)
	08/2016	KRW	1,170		1	0	0
	08/2016	SGD	8,932		6,568	0	(59)
	08/2016		$1,811	KRW	2,134,445	39	0
	08/2016		151	MXN	2,830	3	0
	10/2016	CNH	63,822		$9,761	222	0
	12/2016		33,375		5,023	50	0
JPM	07/2016	BRL	46,179		13,606	0	(770)
	07/2016	DKK	57,675		8,799	193	0
	07/2016	GBP	16,494		23,359	1,431	(29)
	07/2016		$12,684	BRL	46,179	1,691	0
	07/2016		20,436	GBP	14,239	0	(1,480)
	07/2016		6,636	RUB	427,582	32	0
	08/2016	AUD	11,965		$8,628	0	(283)
	08/2016	CAD	546		417	0	(6)
	08/2016	EUR	8,692		9,731	72	0
	08/2016	JPY	1,098,200		9,976	0	(671)
	08/2016	KRW	18,487,839		15,785	0	(240)
	08/2016	MYR	11,303		2,750	0	(83)
	08/2016	SGD	2,706		1,961	0	(47)
	08/2016		$13,637	AUD	18,350	29	0
	08/2016		13,501	BRL	46,179	750	0
	08/2016		17,663	EUR	15,602	0	(324)
	08/2016		5,156	GBP	3,835	0	(49)
	08/2016		6,073	JPY	664,600	370	0
	08/2016		804	MXN	14,957	10	0
	08/2016		2,587	SGD	3,486	0	0
	09/2016	RUB	427,582		$6,533	0	(29)
	10/2016	BRL	143,300		34,111	0	(9,289)
	10/2016		$37,552	BRL	143,300	5,847	0
	10/2016		5,067	CNH	34,504	90	0
	04/2017	DKK	57,879		$8,947	214	0
MSB	08/2016	MXN	1,755,426		95,751	205	0
	12/2016	CNH	69,590		10,460	89	0
RBC	08/2016	SGD	5,344		3,931	0	(34)
SCX	07/2016		$1,924	MYR	7,845	43	0
	08/2016	KRW	3,437,969		$2,942	0	(38)
	08/2016		$3,377	CNH	22,160	0	(57)
	08/2016		1,595	MYR	6,591	57	0
	09/2016		1,944	CNH	13,233	36	0
	10/2016		1,324		8,845	0	(2)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SOG	08/2016	KRW	11,111,872		$9,514	$0	$(117)
	08/2016		$1,030	KRW	1,220,550	28	0
	08/2016		1,077	MYR	4,418	30	0
UAG	07/2016	RUB	427,582		$6,334	0	(334)
	08/2016	MYR	1,197		294	0	(6)
	08/2016		$42,392	EUR	37,938	41	(274)
	09/2016		352	CNH	2,406	8	0
	04/2017	DKK	102,414		$15,566	113	0

Total Forward Foreign Currency Contracts						$20,753	$(19,991)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000%	12/21/2016	$	300	$3	$2
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.150	07/05/2016		173,700	56	0
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/01/2016		276,000	93	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/13/2016		20,800	175	161
NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		525,000	190	0

								$517	$163

Total Purchased Options								$517	$163

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$	3,600	$(205)	$(76)
CBK	Call - OTC AUD versus USD	$	0.751	07/13/2016	AUD	7,400	(40)	(30)
JPM	Put - OTC USD versus KRW	KRW	1,142.500	07/14/2016	$	10,000	(75)	(44)
UAG	Call - OTC EUR versus USD	$	1.128	08/08/2016	EUR	12,500	(84)	(86)
WST	Call - OTC AUD versus USD		0.752	07/15/2016	AUD	9,200	(62)	(38)

							$(466)	$(274)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770%	12/21/2016	$	600	$(3)	$(3)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.765	12/13/2016		41,600	(177)	(158)

								$(180)	$(161)

Total Written Options								$(646)	$(435)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		1,405		(170)		(170)		(1,065)		0
Notional Amount in $	$	93,000	$	334,400	$	(42,700)	$	(234,800)	$	(94,100)	$	55,800
Notional Amount in AUD	AUD	0	AUD	67,400	AUD	(4,000)	AUD	(44,500)	AUD	(2,300)	AUD	16,600
Notional Amount in EUR	EUR	13,100	EUR	89,000	EUR	(18,700)	EUR	(33,300)	EUR	(37,600)	EUR	12,500
Premiums	$	(1,327)	$	(2,773)	$	707	$	1,915	$	832	$	(646)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	21

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.614%	EUR	1,500	$34	$(11)	$23	$0
BRC	Berkshire Hathaway, Inc.	1.000	12/20/2023	1.340	$	1,000	(29)	6	0	(23)
	MetLife, Inc.	1.000	03/20/2019	0.682		2,700	20	4	24	0
	Mexico Government International Bond	1.000	03/20/2018	0.679		4,300	(7)	32	25	0
	Volkswagen International Finance NV	1.000	12/20/2017	0.561	EUR	3,200	(66)	90	24	0
CBK	BP Capital Markets America, Inc.	1.000	12/20/2019	0.614		1,100	25	(8)	17	0
	Mexico Government International Bond	1.000	09/20/2016	0.364	$	1,000	5	(3)	2	0
DUB	MetLife, Inc.	1.000	03/20/2019	0.682		1,700	29	(14)	15	0
	Mexico Government International Bond	1.000	09/20/2016	0.364		700	3	(2)	1	0
FBF	BP Capital Markets America, Inc.	1.000	12/20/2019	0.614	EUR	200	4	(1)	3	0
	Brazil Government International Bond	1.000	12/20/2016	0.666	$	3,800	(63)	70	7	0
	Prudential Financial, Inc.	1.000	09/20/2019	0.782		3,400	69	(44)	25	0
GST	Brazil Government International Bond	1.000	12/20/2016	0.666		1,100	(19)	21	2	0
	Mexico Government International Bond	1.000	09/20/2016	0.364		1,900	9	(6)	3	0
HUS	Mexico Government International Bond	1.000	09/20/2016	0.364		700	4	(3)	1	0
JPM	BP Capital Markets America, Inc.	1.000	12/20/2019	0.614	EUR	3,800	85	(27)	58	0
	Mexico Government International Bond	1.000	09/20/2016	0.364	$	800	4	(2)	2	0
	Prudential Financial, Inc.	1.000	09/20/2019	0.782		5,000	102	(66)	36	0
	PSEG Power LLC	1.000	12/20/2018	0.639		1,700	11	5	16	0
	Volkswagen International Finance NV	1.000	12/20/2018	0.752	EUR	1,700	(104)	116	12	0
MYC	BP Capital Markets America, Inc.	1.000	12/20/2019	0.614		3,400	78	(26)	52	0

							$194	$131	$348	$(23)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	$193	$0	$1	$1	$0
JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017	386	0	3	3	0
MYC	CMBX.NA.AAA.3 Index	0.080	12/13/2049	7,370	(51)	35	0	(16)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	10,100	(750)	373	0	(377)

					$(801)	$412	$4	$(393)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month USD-CPURNSA Index	1.598%	06/02/2018		$116,900	$0	$(67)	$0	$(67)
	Receive	3-Month USD-CPURNSA Index	1.565	06/07/2018		35,900	0	(15)	0	(15)
HUS	Pay	28-Day MXN-TIIE	5.500	06/11/2018	MXN	2,700	0	2	2	0
MYC	Receive	3-Month USD-CPURNSA Index	1.593	06/03/2018		$42,800	0	(31)	0	(31)

							$0	$(111)	$2	$(113)

Total Swap Agreements							$(607)	$432	$354	$(529)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

(l)	Securities with an aggregate market value of $7,542 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
AZD	$19	$0	$0	$19	$(63)	$0	$0	$(63)	$(44)	$0	$(44)
BOA	3,456	0	0	3,456	(195)	(76)	(82)	(353)	3,103	(2,630)	473
BPS	1,589	0	23	1,612	(194)	0	0	(194)	1,418	(1,660)	(242)
BRC	73	0	73	146	(35)	0	(23)	(58)	88	(170)	(82)
CBK	1,222	2	19	1,243	(209)	(33)	0	(242)	1,001	(1,660)	(659)
DUB	96	0	16	112	(1,502)	0	0	(1,502)	(1,390)	736	(654)
FBF	0	0	35	35	0	0	0	0	35	(60)	(25)
GLM	2,605	0	0	2,605	(791)	0	0	(791)	1,814	(1,840)	(26)
GST	0	0	6	6	0	0	0	0	6	(10)	(4)
HUS	314	0	3	317	(2,840)	0	0	(2,840)	(2,523)	2,871	348
JPM	10,729	0	127	10,856	(13,300)	(44)	0	(13,344)	(2,488)	2,713	225
MSB	294	0	0	294	0	0	0	0	294	(1,630)	(1,336)
MYC	0	161	52	213	0	(158)	(424)	(582)	(369)	369	(0)
NGF	0	0	0	0	0	0	0	0	0	(10)	(10)
RBC	0	0	0	0	(34)	0	0	(34)	(34)	0	(34)
RYL	0	0	0	0	0	0	0	0	0	(20)	(20)
SCX	136	0	0	136	(97)	0	0	(97)	39	0	39
SOG	58	0	0	58	(117)	0	0	(117)	(59)	0	(59)
UAG	162	0	0	162	(614)	(86)	0	(700)	(538)	314	(224)
WST	0	0	0	0	0	(38)	0	(38)	(38)	0	(38)

Total Over the Counter	$20,753	$163	$354	$21,270	$(19,991)	$(435)	$(529)	$(20,955)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$729	$729
Swap Agreements *	0	0	0	0	194	194

	$0	$0	$0	$0	$923	$923

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,753	$0	$20,753
Purchased Options	0	0	0	0	163	163
Swap Agreements	0	352	0	0	2	354

	$0	$352	$0	$20,753	$165	$21,270

	$0	$352	$0	$20,753	$1,088	$22,193

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$292	$292
Swap Agreements *	0	0	0	0	281	281

	$0	$0	$0	$0	$573	$573

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,991	$0	$19,991
Written Options	0	0	0	274	161	435
Swap Agreements	0	416	0	0	113	529

	$0	$416	$0	$20,265	$274	$20,955

	$0	$416	$0	$20,265	$847	$21,528

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	23

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

June 30, 2016 (Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$35	$35
Futures	0	0	0	0	(6,254)	(6,254)
Swap Agreements	0	(4)	0	0	(9,132)	(9,136)

	$0	$(4)	$0	$0	$(15,351)	$(15,355)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,435	$0	$17,435
Written Options	0	0	0	1,759	316	2,075
Swap Agreements	0	613	0	0	431	1,044

	$0	$613	$0	$19,194	$747	$20,554

	$0	$609	$0	$19,194	$(14,604)	$5,199

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,684	$5,684
Swap Agreements	0	0	0	0	(4,954)	(4,954)

	$0	$0	$0	$0	$730	$730

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(25,342)	$0	$(25,342)
Purchased Options	0	0	0	0	(354)	(354)
Written Options	0	0	0	(632)	(61)	(693)
Swap Agreements	0	469	0	0	(1,241)	(772)

	$0	$469	$0	$(25,974)	$(1,656)	$(27,161)

	$0	$469	$0	$(25,974)	$(926)	$(26,431)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,732	$0	$1,732
Corporate Bonds & Notes
Banking & Finance	0	578,856	0	578,856
Industrials	0	230,001	0	230,001
Utilities	0	85,315	0	85,315
Municipal Bonds & Notes
California	0	10,601	0	10,601
Texas	0	309	0	309
U.S. Government Agencies	0	474,160	1	474,161
U.S. Treasury Obligations	0	474,227	0	474,227
Non-Agency Mortgage-Backed Securities	0	146,176	406	146,582
Asset-Backed Securities	0	219,906	0	219,906
Sovereign Issues	0	95,256	0	95,256
Short-Term Instruments
Commercial Paper	0	111,931	0	111,931
Repurchase Agreements	0	1,677	0	1,677
Short-Term Notes	0	10,541	0	10,541
U.S. Treasury Bills	0	150	0	150

	$0	$2,440,838	$407	$2,441,245

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,033	$0	$0	$8,033

Total Investments	$8,033	$2,440,838	$407	$2,449,278

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,094)	$0	$(4,094)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	729	194	0	923
Over the counter	0	21,270	0	21,270

	$729	$21,464	$0	$22,193

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(290)	(281)	0	(571)
Over the counter	0	(20,955)	0	(20,955)

	$(290)	$(21,236)	$0	$(21,526)

Totals	$8,472	$2,436,972	$407	$2,445,851

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2016 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Low Duration Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

SEMIANNUAL REPORT	JUNE 30, 2016	25

Notes to Financial Statements (Cont.)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants,

(b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction

SEMIANNUAL REPORT	JUNE 30, 2016	27

Notes to Financial Statements (Cont.)

believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain

(loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term debt investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or

SEMIANNUAL REPORT	JUNE 30, 2016	29

Notes to Financial Statements (Cont.)

Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$114,868	$578,598	$(685,500)	$(397)	$464	$8,033	$199	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools

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created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.

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Notes to Financial Statements (Cont.)

FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  Certain Portfolios may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

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(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s

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Notes to Financial Statements (Cont.)

exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

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The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater

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Notes to Financial Statements (Cont.)

likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various

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risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties.

SEMIANNUAL REPORT	JUNE 30, 2016	37

Notes to Financial Statements (Cont.)

Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as

To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	0.25%
Administrative Class	0.25%
Advisor Class	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets except PIMCO All Asset Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined

SEMIANNUAL REPORT	JUNE 30, 2016	39

Notes to Financial Statements (Cont.)

in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$30,109	$57,710

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2016, were as follows (amounts in thousands):

U S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$3,305,336	$3,020,795	$273,996	$316,715

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	418	$4,291	409	$4,303
Administrative Class	12,680	129,887	24,857	261,154
Advisor Class	9,771	100,071	15,590	164,276
Issued as reinvestment of distributions
Institutional Class	6	63	30	308
Administrative Class	959	9,842	4,414	45,887
Advisor Class	470	4,819	2,167	22,510
Cost of shares redeemed
Institutional Class	(381)	(3,911)	(914)	(9,687)
Administrative Class	(17,664)	(180,896)	(40,239)	(425,738)
Advisor Class	(9,876)	(101,117)	(12,840)	(135,449)
Net increase (decrease) resulting from Portfolio share transactions	(3,617)	$(36,951)	(6,526)	$(72,436)

As of June 30, 2016, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 43% of the Portfolio.

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2015, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	12/31/2016	12/31/2017	12/31/2018
PIMCO Low Duration Portfolio	$—	$8,599	$—

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2015 the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Low Duration Portfolio	$13,392	$8,530

SEMIANNUAL REPORT	JUNE 30, 2016	41

Notes to Financial Statements (Cont.)

June 30, 2016 (Unaudited)

As of June 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$2,456,786	$17,078	$(24,586)	$(7,508)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BOA	Bank of America N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BOS	Banc of America Securities LLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
BRC	Barclays Bank PLC	MSB	Morgan Stanley Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	NGF	Nomura Global Financial Products, Inc.	WST	Westpac Banking Corp.
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	INR	Indian Rupee	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	THB	Thai Baht
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TWD	Taiwanese Dollar
DKK	Danish Krone	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	MYR	Malaysian Ringgit

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	FDIC	Federal Deposit Insurance Corp.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDO	Collateralized Debt Obligation

SEMIANNUAL REPORT	JUNE 30, 2016	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT14SAR_063016

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2016

PIMCO Long-Term U.S. Government Portfolio

Share Classes

■	Institutional
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Outside of the reporting period, PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st.

The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the six-month fiscal reporting period include:

■

The first segment of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit, pushing government sovereign yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve (“Fed”) on hold at their June 2016 meeting, after having slightly raised interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term interest rates rose with the initial Fed rate hike in December 2015. Revised first quarter 2016 U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23, 2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the Pound Sterling and European and Japanese equities, most asset classes generally recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.37% for the reporting period. Yields declined across the majority of the U.S. Treasury yield curve as a more dovish tone from the Fed coupled with the surprise result of the U.K. referendum pushed expectations for policy normalization further into the future. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.27% on December 31, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.31% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 6.24% over the reporting period. U.S. real interest rates followed nominal yields sharply lower as concerns surrounding China’s growth prospects early in the reporting period coupled with uncertainty over the U.K. referendum created a strong flight-to-quality bid and more tempered expectations for near-term Fed rate hikes.

2	PIMCO VARIABLE INSURANCE TRUST

Despite posting positive absolute returns, U.S. TIPS were outpaced by comparable nominal U.S. Treasuries as market-based inflation expectations ended the period lower. U.S. breakeven inflation rates were pressured lower by low headline inflation data and outsized demand for safe-haven nominal U.S. Treasuries.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 13.25% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and precious metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by strong demand and production outages. Within precious metals, gold prices were the beneficiary of strong safe-haven demand around risk-off events, particularly in June 2016 following the U.K.’s historic vote to leave the European Union. Agriculture commodity prices also advanced over the period, led by sugar prices which rallied on Brazilian rainfall, Indian import demand as well as strength in the Brazilian real.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 3.11% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and refinancing concerns. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals. Positive representation and warranty settlement developments also benefited the sector.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.54% over the reporting period, as falling credit yields and a commodity-fueled rally drove returns over the reporting period. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 8.02% over the reporting period. Strong performance from commodity sectors and risk-on sentiment drove returns, as asset sales and equity issuance strengthened balance sheets. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher-yielding instruments.

■

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.90% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 14.02% over the reporting period. The slowdown in China continued apace, though policymakers have used expanded credit availability and a gradual depreciation of the Chinese currency to soften the landing. Higher commodity prices and improving terms of trade helped EM currencies broadly gain during the reporting period.

■

Global equity markets showed mixed performance amid a period marked by economic uncertainty, increased volatility and concerns around the U.K. referendum. U.S. equities, as represented by the S&P 500 Index, returned 3.84% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 6.41% over the same period. In contrast, developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 4.42% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2016	3

Important Information About the PIMCO Long-Term U.S. Government Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

4	PIMCO VARIABLE INSURANCE TRUST

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Long-Term U.S. Government Portfolio	04/30/1999	04/10/2000	—	04/30/1999	09/30/2009	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2016	5

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	87.9%
U.S. Government Agencies	9.3%
Non-Agency Mortgage-Backed Securities	1.3%
Corporate Bonds & Notes	0.7%
Short-Term Instruments‡	0.4%
Other	0.4%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Inception**
PIMCO Long-Term U.S. Government Portfolio Institutional Class	15.14%	19.30%	9.88%	9.29%	8.53%
PIMCO Long-Term U.S. Government Portfolio Administrative Class	15.05%	19.13%	9.72%	9.12%	8.15%
PIMCO Long-Term U.S. Government Portfolio Advisor Class	15.00%	19.01%	9.61%	—	8.49%
Barclays Long-Term Treasury Index±	15.12%	19.30%	10.31%	8.77%	7.77%	***

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** For class inception dates please refer to the Important Information.

*** Average annual total return since 04/30/1999.

± Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.515% for Institutional Class shares, 0.665% for Administrative Class shares, and 0.765% for Advisor Class shares.

Investment Objective and Strategy Overview

»

PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

Following are key factors impacting the Portfolio’s performance during the reporting period:

»	An out-of-benchmark allocation to U.S. Treasury Inflation-Protected Securities contributed to absolute performance, as U.S. Treasury real rates declined.

»	An out-of-benchmark exposure to U.S. agency debentures contributed to performance, as these securities outperformed like-duration U.S. Treasuries.

»	Below-benchmark U.S. duration (or sensitivity to changes in market interest rates) detracted from relative performance, as U.S. Treasury rates fell.

»	The Portfolio’s curve steepening position detracted from relative performance, as the U.S. Treasury yield curve bull flattened (long-term rates declining more significantly than short-term rates).

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Long-Term U.S. Government Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,151.40	$2.92	$1,000.00	$1,021.74	$2.74	0.555%
Administrative Class	1,000.00	1,150.50	3.65	1,000.00	1,021.05	3.48	0.705
Advisor Class	1,000.00	1,150.00	4.23	1,000.00	1,020.52	3.98	0.805

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2016	7

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions(b)
Institutional Class
01/01/2016 - 06/30/2016+	$11.64	$0.15	$1.60	$1.75	$(0.13)	$0.00	$(0.13)
12/31/2015	12.05	0.32	(0.47)	(0.15)	(0.26)	0.00	(0.26)
12/31/2014	9.94	0.31	2.07	2.38	(0.27)	0.00	(0.27)
12/31/2013	12.35	0.35	(1.90)	(1.55)	(0.29)	(0.57)	(0.86)
12/31/2012	13.38	0.37	0.24	0.61	(0.31)	(1.33)	(1.64)
12/31/2011	10.99	0.34	2.67	3.01	(0.34)	(0.28)	(0.62)
Administrative Class
01/01/2016 - 06/30/2016+	11.64	0.14	1.60	1.74	(0.12)	0.00	(0.12)
12/31/2015	12.05	0.30	(0.46)	(0.16)	(0.25)	0.00	(0.25)
12/31/2014	9.94	0.29	2.07	2.36	(0.25)	0.00	(0.25)
12/31/2013	12.35	0.33	(1.90)	(1.57)	(0.27)	(0.57)	(0.84)
12/31/2012	13.38	0.35	0.24	0.59	(0.29)	(1.33)	(1.62)
12/31/2011	10.99	0.32	2.68	3.00	(0.33)	(0.28)	(0.61)
Advisor Class
01/01/2016 - 06/30/2016+	11.64	0.13	1.61	1.74	(0.12)	0.00	(0.12)
12/31/2015	12.05	0.29	(0.47)	(0.18)	(0.23)	0.00	(0.23)
12/31/2014	9.94	0.28	2.07	2.35	(0.24)	0.00	(0.24)
12/31/2013	12.35	0.32	(1.90)	(1.58)	(0.26)	(0.57)	(0.83)
12/31/2012	13.38	0.34	0.24	0.58	(0.28)	(1.33)	(1.61)
12/31/2011	10.99	0.30	2.68	2.98	(0.31)	(0.28)	(0.59)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$13.26	15.14%	$13,978	0.555	%*	0.475	%*	2.46	%*	28%
11.64	(1.24)	9,375	0.515		0.475		2.65		34
12.05	24.20	8,356	0.495		0.475		2.80		132
9.94	(12.82)	8,338	0.505		0.475		3.09		63
12.35	4.59	8,815	0.515		0.475		2.75		81
13.38	28.02	2,676	0.475		0.475		2.86		556

13.26	15.05	203,078	0.705	*	0.625	*	2.29	*	28
11.64	(1.39)	176,929	0.665		0.625		2.50		34
12.05	24.01	164,964	0.645		0.625		2.65		132
9.94	(12.95)	136,507	0.655		0.625		2.93		63
12.35	4.43	155,100	0.665		0.625		2.61		81
13.38	27.83	164,086	0.625		0.625		2.71		556

13.26	15.00	23,484	0.805	*	0.725	*	2.19	*	28
11.64	(1.49)	18,897	0.765		0.725		2.40		34
12.05	23.89	15,400	0.745		0.725		2.55		132
9.94	(13.04)	12,447	0.755		0.725		2.84		63
12.35	4.33	13,802	0.765		0.725		2.50		81
13.38	27.71	7,690	0.725		0.725		2.52		556

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	9

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2016

Assets:
Investments, at value
Investments in securities*	$265,392
Investments in Affiliates	110
Financial Derivative Instruments
Exchange-traded or centrally cleared	114
Over the counter	135
Cash	1
Deposits with counterparty	1,988
Receivable for investments sold	175,337
Receivable for Portfolio shares sold	150
Interest and/or dividends receivable	1,186
Total Assets	444,413

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$201,240
Financial Derivative Instruments
Exchange-traded or centrally cleared	14
Over the counter	122
Payable for investments purchased	2,299
Deposits from counterparty	30
Payable for Portfolio shares redeemed	49
Accrued investment advisory fees	43
Accrued supervisory and administrative fees	48
Accrued distribution fees	4
Accrued servicing fees	24
Total Liabilities	203,873

Net Assets	$240,540

Net Assets Consist of:
Paid in capital	$206,428
Undistributed net investment income	3,403
Accumulated undistributed net realized gain	583
Net unrealized appreciation	30,126
Net Assets	$240,540

Net Assets:
Institutional Class	$13,978
Administrative Class	203,078
Advisor Class	23,484

Shares Issued and Outstanding:
Institutional Class	1,054
Administrative Class	15,313
Advisor Class	1,771

Net Asset Value Per Share Outstanding:
Institutional Class	$13.26
Administrative Class	13.26
Advisor Class	13.26

Cost of investments in securities	$234,398
Cost of investments in Affiliates	$110
Cost or premiums of financial derivative instruments, net	$13

* Includes repurchase agreements of:	$938

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2016 (Unaudited)

Investment Income:
Interest	$3,238
Dividends from Investments in Affiliates	20
Total Income	3,258

Expenses:
Investment advisory fees	245
Supervisory and administrative fees	273
Servicing fees - Administrative Class	140
Distribution and/or servicing fees - Advisor Class	25
Trustee fees	1
Interest expense	82
Total Expenses	766

Net Investment Income	2,492

Net Realized Gain (Loss):
Investments in securities	2,106
Investments in Affiliates	(13)
Exchange-traded or centrally cleared financial derivative instruments	(229)
Over the counter financial derivative instruments	(111)

Net Realized Gain	1,753

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	27,561
Investments in Affiliates	23
Exchange-traded or centrally cleared financial derivative instruments	(647)
Over the counter financial derivative instruments	(48)

Net Change in Unrealized Appreciation	26,889

Net Increase in Net Assets Resulting from Operations	$31,134

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	11

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Increase in Net Assets from:

Operations:
Net investment income	$2,492	$4,965
Net realized gain	1,753	978
Net change in unrealized appreciation (depreciation)	26,889	(8,383)

Net Increase (Decrease) in Net Assets Resulting from Operations	31,134	(2,440)

Distributions to Shareholders:
From net investment income
Institutional Class	(120)	(205)
Administrative Class	(1,916)	(3,561)
Advisor Class	(196)	(340)

Total Distributions(a)	(2,232)	(4,106)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	6,437	23,297

Total Increase in Net Assets	35,339	16,751

Net Assets:
Beginning of period	205,201	188,450
End of period*	$240,540	$205,201

* Including undistributed net investment income of:	$3,403	$3,143

**	See Note 12 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

June 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.3%

CORPORATE BONDS & NOTES 0.8%

INDUSTRIALS 0.3%
Vessel Management Services, Inc.
3.432% due 08/15/2036	$652	$689

UTILITIES 0.5%
Consolidated Edison Co. of New York, Inc.
3.850% due 06/15/2046	1,200	1,247

Total Corporate Bonds & Notes (Cost $1,850)		1,936

U.S. GOVERNMENT AGENCIES 10.3%
Fannie Mae
0.000% due 05/15/2030 - 11/15/2030 (a)	2,500	1,730
0.513% due 07/25/2037	23	23
0.903% due 08/25/2021	2	2
1.053% due 08/25/2022	1	1
1.353% due 04/25/2032	4	4
2.504% due 01/01/2033	6	7
4.250% due 05/25/2037	74	95
4.500% due 06/25/2019	50	52
5.000% due 04/25/2032 - 08/25/2033	347	409
5.500% due 12/25/2035	110	131
5.625% due 07/15/2037	400	588
6.080% due 09/01/2028	64	91
6.500% due 07/25/2031	129	150
6.625% due 11/15/2030	1,000	1,536
Federal Housing Administration
6.896% due 07/01/2020	61	59
Freddie Mac
0.000% due 03/15/2031 - 07/15/2032 (a)	2,800	1,871
0.842% due 01/15/2033	10	10
1.142% due 02/15/2027	3	3
1.442% due 02/15/2021	5	5
1.610% due 10/25/2044	39	40
3.000% due 04/15/2053	1,268	1,202
4.000% due 06/15/2032 - 09/15/2044	3,913	4,500
5.500% due 08/15/2030 - 02/15/2034	462	517
6.750% due 03/15/2031	200	311
7.000% due 07/15/2023 - 12/01/2031	10	11
Ginnie Mae
2.000% due 08/20/2030	4	4
3.500% due 01/20/2044	643	692
6.000% due 08/20/2033	1,210	1,447
Israel Government AID Bond
0.000% due 02/15/2023 (a)	300	264
Overseas Private Investment Corp.
4.736% due 03/15/2022	207	227
Residual Funding Corp. STRIPS
0.000% due 10/15/2020 - 01/15/2030 (a)	4,000	3,209
Resolution Funding Corp.
8.125% due 10/15/2019	1,600	1,966
Resolution Funding Corp. STRIPS
0.000% due 04/15/2028 - 04/15/2029 (a)	3,200	2,412
Small Business Administration
5.240% due 08/01/2023	101	110
5.290% due 12/01/2027	169	188
Tennessee Valley Authority
4.625% due 09/15/2060	300	375
Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (a)	800	532

Total U.S. Government Agencies (Cost $21,510)		24,774

U.S. TREASURY OBLIGATIONS 97.0%
U.S. Treasury Bonds
2.500% due 02/15/2045 (d)	7,000	7,296
2.500% due 02/15/2046 (d)	1,950	2,032
2.750% due 08/15/2042 (d)	3,000	3,309
2.750% due 11/15/2042 (d)	54,700	60,240

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.875% due 05/15/2043 (d)	$12,200	$13,731
2.875% due 08/15/2045 (d)	3,800	4,268
3.000% due 11/15/2044 (d)	800	921
3.125% due 02/15/2042 (d)	12,200	14,433
3.125% due 02/15/2043 (d)	11,150	13,157
3.375% due 05/15/2044 (d)	28,380	35,013
3.875% due 08/15/2040 (d)	1,300	1,727
4.375% due 11/15/2039 (d)	16,800	23,898
4.625% due 02/15/2040 (d)	1,200	1,765
5.500% due 08/15/2028 (d)	700	1,001
6.125% due 11/15/2027 (d)	1,000	1,477
6.250% due 05/15/2030 (d)	800	1,258
6.500% due 11/15/2026 (d)	1,000	1,482
U.S. Treasury Inflation Protected Securities (b)
0.750% due 02/15/2042 (d)	953	958
0.750% due 02/15/2045 (d)	1,321	1,330
1.375% due 02/15/2044 (d)	2,053	2,379
3.625% due 04/15/2028 (d)	296	410
U.S. Treasury Notes
1.375% due 01/31/2021	2,200	2,239
1.750% due 01/31/2023	1,600	1,650
2.000% due 02/15/2025	3,000	3,140
2.125% due 05/15/2025	1,100	1,163
2.250% due 11/15/2024	4,000	4,269
2.500% due 05/15/2024 (d)	9,500	10,324
U.S. Treasury STRIPS
0.000% due 05/15/2031 (a)	200	150
0.000% due 05/15/2032 (a)	100	73
0.000% due 11/15/2032 (a)	3,300	2,383
0.000% due 02/15/2033 (a)	1,700	1,217
0.000% due 05/15/2033 (a)	700	498
0.000% due 08/15/2033 (a)	500	353
0.000% due 11/15/2033 (a)	3,000	2,105
0.000% due 05/15/2034 (a)	1,600	1,104
0.000% due 11/15/2036 (a)	2,700	1,742
0.000% due 05/15/2040 (a)	550	322
0.000% due 08/15/2040 (a)	6,650	3,856
0.000% due 11/15/2042 (a)	5,400	2,896
0.000% due 08/15/2045 (a)	3,700	1,822

Total U.S. Treasury Obligations (Cost $205,673)		233,391

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.4%
Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	500	567
Bear Stearns Adjustable Rate Mortgage Trust
2.797% due 04/25/2033	65	66
2.930% due 10/25/2035	31	31
2.949% due 04/25/2033	10	10
2.972% due 01/25/2034	11	11
3.040% due 02/25/2034	19	19
Countrywide Alternative Loan Trust
0.663% due 05/25/2035	57	44
Countrywide Home Loan Mortgage Pass-Through Trust
1.093% due 03/25/2035	102	75
Credit Suisse First Boston Mortgage Securities Corp.
2.677% due 07/25/2033	17	16
2.873% due 11/25/2032	6	6
First Republic Mortgage Loan Trust
0.792% due 11/15/2031	66	64
GS Mortgage Securities Trust
3.932% due 10/10/2035	500	537
HarborView Mortgage Loan Trust
0.578% due 03/19/2037	58	49
0.668% due 05/19/2035	50	42
3.121% due 07/19/2035 ^	25	21
Hudson’s Bay Simon JV Trust
5.629% due 08/05/2034	500	515
Impac CMB Trust
4.967% due 09/25/2034	202	196
JPMorgan Mortgage Trust
2.827% due 07/25/2035	164	164
MASTR Asset Securitization Trust
5.500% due 09/25/2033	26	26
Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036	77	64
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	7	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sequoia Mortgage Trust
0.798% due 07/20/2033	$73	$69
Structured Adjustable Rate Mortgage Loan Trust
0.673% due 05/25/2037	131	109
Structured Asset Mortgage Investments Trust
1.108% due 09/19/2032	69	67
1.288% due 10/19/2033	38	34
Wachovia Bank Commercial Mortgage Trust
5.572% due 10/15/2048	220	220
WaMu Mortgage Pass-Through Certificates Trust
1.437% due 08/25/2046	276	234
1.800% due 08/25/2042	3	3
2.178% due 10/25/2046	71	63
Washington Mutual Mortgage Pass-Through Certificates Trust
2.320% due 05/25/2033	6	6
2.525% due 02/25/2033	1	1
2.535% due 02/25/2033	2	2

Total Non-Agency Mortgage-Backed Securities (Cost $3,408)		3,338

ASSET-BACKED SECURITIES 0.4%
Bear Stearns Asset-Backed Securities Trust
1.453% due 11/25/2042	40	37
L.A. Arena Funding LLC
7.656% due 12/15/2026	34	37
Renaissance Home Equity Loan Trust
0.953% due 12/25/2033	23	22
1.333% due 08/25/2033	4	3
SLM Student Loan Trust
2.138% due 04/25/2023	554	555
Specialty Underwriting & Residential Finance Trust
1.133% due 01/25/2034	12	10
Sunset Mortgage Loan Co. LLC
4.459% due 09/18/2045	348	351

Total Asset-Backed Securities (Cost $1,019)		1,015

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (c) 0.4%
		938

Total Short-Term Instruments (Cost $938)		938

Total Investments in Securities (Cost $234,398)		265,392

	SHARES
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%
PIMCO Short-Term Floating NAV Portfolio III	11,094	110

Total Short-Term Instruments (Cost $110)		110

Total Investments in Affiliates (Cost $110)		110

Total Investments 110.4% (Cost $234,508)		$265,502

Financial Derivative Instruments (e)(f) 0.0% (Cost or Premiums, net $13)		113

Other Assets and Liabilities, net (10.4)%		(25,075)

Net Assets 100.0%		$240,540

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	13

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Zero coupon security.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	06/30/2016	07/01/2016	$938	U.S. Treasury Notes 1.000% due 05/15/2018	$(958)	$938	$938

Total Repurchase Agreements						$(958)	$938	$938

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	1.000%	06/28/2016	07/05/2016	$(777)	$(777)
BPG	0.790	07/01/2016	07/06/2016	(167,493)	(167,493)
GSC	0.580	06/09/2016	07/11/2016	(1,339)	(1,340)
	0.590	06/10/2016	07/12/2016	(1,388)	(1,388)
	0.620	06/02/2016	07/05/2016	(1,450)	(1,450)
	0.620	06/13/2016	07/13/2016	(107)	(107)
	0.800	07/01/2016	07/06/2016	(5,447)	(5,447)
	0.900	06/30/2016	07/01/2016	(3,082)	(3,082)
MSC	0.630	04/13/2016	07/11/2016	(1,342)	(1,345)
	0.630	05/24/2016	07/05/2016	(620)	(620)
	0.700	06/27/2016	07/05/2016	(2,000)	(2,000)
TDM	0.540	05/04/2016	07/06/2016	(12,837)	(12,848)
	0.590	04/18/2016	07/14/2016	(1,148)	(1,150)
	0.610	04/25/2016	07/14/2016	(102)	(102)
	0.620	04/11/2016	07/11/2016	(2,088)	(2,091)

Total Sale-Buyback Transactions					$(201,240)

(2)

The average amount of borrowings outstanding during the period ended June 30, 2016 was $(30,183) at a weighted average interest rate of 0.504%. Average borrowings includes reverse repurchase agreements, of which there were none open at period end.

(3)	Payable for sale-buyback transactions includes $(22) of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

(d)	Securities with an aggregate market value of $201,062 have been pledged as collateral under the terms of the following master agreements as of June 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$938	$0	$0	$938	$(958)	$(20)

Master Securities Forward Transaction Agreement
BCY	0	0	(777)	(777)	771	(6)
BPG	0	0	(167,493)	(167,493)	165,908	(1,585)
GSC	0	0	(12,814)	(12,814)	12,949	135
MSC	0	0	(3,965)	(3,965)	4,125	160
TDM	0	0	(16,191)	(16,191)	17,290	1,099

Total Borrowings and Other Financing Transactions	$938	$0	$(201,240)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$(3,082)	$(198,158)	$0	$0	$(201,240)

Total Borrowings	$(3,082)	$(198,158)	$0	$0	$(201,240)

Gross amount of recognized liabilities for sale-buyback financing transactions					$(201,240)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	Long	09/2016	86	$303	$0	$(7)

Total Futures Contracts				$303	$0	$(7)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	12/16/2019	$4,600	$(182)	$(164)	$0	$(1)
Pay	3-Month USD-LIBOR	2.350	10/02/2025	600	(56)	(52)	1	0
Pay	3-Month USD-LIBOR *	2.150	04/19/2026	2,100	(33)	(32)	4	0
Pay	3-Month USD-LIBOR	2.250	06/15/2026	15,800	(1,296)	(613)	33	0
Pay	3-Month USD-LIBOR	1.500	06/30/2026	2,500	(23)	(8)	5	0
Pay	3-Month USD-LIBOR	1.515	06/30/2026	4,400	(46)	(18)	10	0
Pay	3-Month USD-LIBOR	1.555	06/30/2026	4,300	(62)	(34)	9	0
Pay	3-Month USD-LIBOR *	1.750	12/21/2026	8,500	(223)	(63)	21	0
Pay	3-Month USD-LIBOR *	2.550	04/20/2036	1,200	34	35	0	(6)
Pay	3-Month USD-LIBOR	2.500	06/15/2046	2,800	(425)	(220)	31	0

					$(2,312)	$(1,169)	$114	$(7)

Total Swap Agreements					$(2,312)	$(1,169)	$114	$(7)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

Cash of $1,988 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures		Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$114	$114	$0		$(7)		$(7)	$(14)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017	$	900	$79	$2
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700	05/13/2019		800	69	45

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	15

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017	$	1,300	$110	$3
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.150	07/05/2016		130,100	41	0
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		5,100	17	29
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		5,900	21	34
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	08/17/2017		900	79	2
RBC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.668	09/29/2016		3,200	19	20

								$435	$135

Total Purchased Options								$435	$135

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$2,400	$(22)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	05/13/2019	$	3,700	$(67)	$(36)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	08/17/2017		1,900	(79)	(1)
DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	08/17/2017		2,900	(116)	(2)
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		300	(5)	(8)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		800	(13)	(23)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		400	(7)	(11)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		800	(14)	(23)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	08/17/2017		1,900	(79)	(1)
RBC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.168	09/29/2016		3,200	(20)	(17)

								$(400)	$(122)

Total Written Options								$(422)	$(122)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period		Sales	Closing Buys	Expirations		Exercised		Balance at End of Period
# of Contracts		0	186	0		(186)		0		0
Notional Amount in $	$	9,100	$24,000	$0	$	(3,600)	$	(11,200)	$	18,300
Premiums	$	(296)	$(267)	$0	$	70	$	71	$	(422)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of June 30, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (1)
BOA	$0	$47	$0	$47	$0	$(37)	$0	$(37)	$10	$0	$10
DUB	0	3	0	3	0	(2)	0	(2)	1	(10)	(9)
GLM	0	29	0	29	0	(31)	0	(31)	(2)	0	(2)
JPM	0	36	0	36	0	(35)	0	(35)	1	0	1
RBC	0	20	0	20	0	(17)	0	(17)	3	0	3

Total Over the Counter	$0	$135	$0	$135	$0	$(122)	$0	$(122)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$114	$114

Over the counter
Purchased Options	$0	$0	$0	$0	$135	$135

	$0	$0	$0	$0	$249	$249

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7	$7
Swap Agreements	0	0	0	0	7	7

	$0	$0	$0	$0	$14	$14

Over the counter
Written Options	$0	$0	$0	$0	$122	$122

	$0	$0	$0	$0	$136	$136

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$52	$52
Futures	0	0	0	0	45	45
Swap Agreements	0	0	0	0	(326)	(326)

	$0	$0	$0	$0	$(229)	$(229)

Over the counter
Purchased Options	$0	$0	$0	$0	$(128)	$(128)
Written Options	0	0	0	0	17	17

	$0	$0	$0	$0	$(111)	$(111)

	$0	$0	$0	$0	$(340)	$(340)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$298	$298
Swap Agreements	0	0	0	0	(945)	(945)

	$0	$0	$0	$0	$(647)	$(647)

Over the counter
Purchased Options	$0	$0	$0	$0	$(117)	$(117)
Written Options	0	0	0	0	69	69

	$0	$0	$0	$0	$(48)	$(48)

	$0	$0	$0	$0	$(695)	$(695)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	17

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

June 30, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$689	$0	$689
Utilities	0	1,247	0	1,247
U.S. Government Agencies	0	24,715	59	24,774
U.S. Treasury Obligations	0	233,391	0	233,391
Non-Agency Mortgage-Backed Securities	0	3,338	0	3,338
Asset-Backed Securities	0	1,015	0	1,015
Short-Term Instruments
Repurchase Agreements	0	938	0	938

	$0	$265,333	$59	$265,392

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$110	$0	$0	$110

Total Investments	$110	$265,333	$59	$265,502

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$114	$0	$114
Over the counter	0	135	0	135

	$0	$249	$0	$249

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(7)	(7)	0	(14)
Over the counter	0	(122)	0	(122)

	$(7)	$(129)	$0	$(136)

Totals	$103	$265,453	$59	$265,615

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2016 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

SEMIANNUAL REPORT	JUNE 30, 2016	19

Notes to Financial Statements (Cont.)

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker

Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted

SEMIANNUAL REPORT	JUNE 30, 2016	21

Notes to Financial Statements (Cont.)

prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term debt investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts,

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$5,680	$218,320	$(223,900)	$(13)	$23	$110	$20	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of

SEMIANNUAL REPORT	JUNE 30, 2016	23

Notes to Financial Statements (Cont.)

shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a

government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

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(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to

SEMIANNUAL REPORT	JUNE 30, 2016	25

Notes to Financial Statements (Cont.)

be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of

Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

SEMIANNUAL REPORT	JUNE 30, 2016	27

Notes to Financial Statements (Cont.)

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	0.25%
Administrative Class	0.25%
Advisor Class	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring

SEMIANNUAL REPORT	JUNE 30, 2016	29

Notes to Financial Statements (Cont.)

through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets except PIMCO All Asset Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2016, were as follows (amounts in thousands):

U S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$87,805	$65,876	$1,306	$640

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	328	$4,078	279	$3,410
Administrative Class	1,733	21,633	4,096	48,437
Advisor Class	399	4,988	716	8,593
Issued as reinvestment of distributions
Institutional Class	9	120	17	205
Administrative Class	152	1,912	299	3,561
Advisor Class	16	196	29	340
Cost of shares redeemed
Institutional Class	(89)	(1,101)	(184)	(2,204)
Administrative Class	(1,770)	(22,099)	(2,865)	(34,303)
Advisor Class	(267)	(3,290)	(400)	(4,742)
Net increase (decrease) resulting from Portfolio share transactions	511	$6,437	1,987	$23,297

As of June 30, 2016, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 68% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account

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Notes to Financial Statements (Cont.)

June 30, 2016 (Unaudited)

and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2015, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Long-Term U.S. Government Portfolio	$—	$997

As of June 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)		Net Unrealized Appreciation (Depreciation) (1)
$234,534	$31,162		$(194)	$30,968

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

32	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
LIBOR	London Interbank Offered Rate

SEMIANNUAL REPORT	JUNE 30, 2016	33

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT13SAR_063016

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2016

PIMCO Money Market Portfolio

Share Classes

■	Institutional
■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Outside of the reporting period, PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st.

The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the six-month fiscal reporting period include:

■

The first segment of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit, pushing government sovereign yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve (“Fed”) on hold at their June 2016 meeting, after having slightly raised interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term interest rates rose with the initial Fed rate hike in December 2015. Revised first quarter 2016 U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23, 2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the Pound Sterling and European and Japanese equities, most asset classes generally recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.37% for the reporting period. Yields declined across the majority of the U.S. Treasury yield curve as a more dovish tone from the Fed coupled with the surprise result of the U.K. referendum pushed expectations for policy normalization further into the future. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.27% on December 31, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.31% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 6.24% over the reporting period. U.S. real interest rates followed nominal yields sharply lower as concerns surrounding China’s growth prospects early in the reporting period coupled with uncertainty over the U.K. referendum created a strong flight-to-quality bid and more tempered expectations for near-term Fed rate hikes.

2	PIMCO VARIABLE INSURANCE TRUST

Despite posting positive absolute returns, U.S. TIPS were outpaced by comparable nominal U.S. Treasuries as market-based inflation expectations ended the period lower. U.S. breakeven inflation rates were pressured lower by low headline inflation data and outsized demand for safe-haven nominal U.S. Treasuries.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 13.25% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and precious metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by strong demand and production outages. Within precious metals, gold prices were the beneficiary of strong safe-haven demand around risk-off events, particularly in June 2016 following the U.K.’s historic vote to leave the European Union. Agriculture commodity prices also advanced over the period, led by sugar prices which rallied on Brazilian rainfall, Indian import demand as well as strength in the Brazilian real.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 3.11% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and refinancing concerns. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals. Positive representation and warranty settlement developments also benefited the sector.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.54% over the reporting period, as falling credit yields and a commodity-fueled rally drove returns over the reporting period. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 8.02% over the reporting period. Strong performance from commodity sectors and risk-on sentiment drove returns, as asset sales and equity issuance strengthened balance sheets. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher-yielding instruments.

■

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.90% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 14.02% over the reporting period. The slowdown in China continued apace, though policymakers have used expanded credit availability and a gradual depreciation of the Chinese currency to soften the landing. Higher commodity prices and improving terms of trade helped EM currencies broadly gain during the reporting period.

■

Global equity markets showed mixed performance amid a period marked by economic uncertainty, increased volatility and concerns around the U.K. referendum. U.S. equities, as represented by the S&P 500 Index, returned 3.84% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 6.41% over the same period. In contrast, developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 4.42% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2016	3

Important Information About the PIMCO Money Market Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: new/small portfolio risk, interest rate risk, call risk, credit risk, market risk, issuer risk, foreign (non-U.S.) investment risk and management risk. A complete description of these and other risks is contained in the Portfolio’s prospectus. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments.

In July 2014, the SEC amended certain regulations that govern money market funds registered under the 1940 Act (the “Amendments”) to adopt several reforms. First, the Amendments allow (or, in certain circumstances, require) a money market fund to impose liquidity fees and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period when a fund’s liquidity levels fall below certain thresholds. Second, the Amendments require institutional prime money market funds that do not qualify as “retail” or “government” money market funds to transact fund shares based on a market-based NAV (i.e., these funds will be required to float their NAVs). “Government” money market funds will be permitted to transact fund shares at an NAV calculated using the amortized cost valuation method. Additionally, the Amendments impose new disclosure and reporting requirements as well as enhanced portfolio diversification requirements. “Retail” money market funds as defined in the Amendments are money market funds that have policies and procedures reasonably designed to limit all beneficial owners of the funds to natural persons. “Government” money market funds as defined in the Amendments are money market funds that invest 99.5% or more of their total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by cash or government securities. “Institutional prime” money market funds as defined by the Amendments are money market funds that do not qualify as retail or government money market funds. The Amendments have staggered compliance dates. Compliance with a majority of the Amendments will be required on October 14, 2016, two years after the effective date for the Amendments. The degree to which a money market fund will be impacted by the Amendments will depend upon the type of fund (institutional, retail or government) and type of investors (retail or institutional). The Board of Trustees of the Trust has approved a Plan of Liquidation for the Portfolio pursuant to which the Portfolio will be liquidated on or about September 23, 2016 (“Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only

4	PIMCO VARIABLE INSURANCE TRUST

Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Money Market Portfolio	09/30/99	04/10/00	—	09/30/99	—	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2016	5

PIMCO Money Market Portfolio

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Treasury Repurchase Agreements	100.0%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2016
	7-Day Yield	30-Day Yield	6 Months*	1 Year	5 Years	10 Years	Inception**
PIMCO Money Market Portfolio Institutional Class	0.45%	0.22%	0.06%	0.08%	0.05%	1.03%	1.69%
PIMCO Money Market Portfolio Administrative Class	0.45%	0.22%	0.06%	0.08%	0.05%	0.99%	1.72%
Citi 3-Month Treasury Bill Index±			0.12%	0.14%	0.06%	0.96%	1.79%***
Lipper Money Market Fund Index±±			0.04%	0.05%	0.02%	0.98%	1.68%***

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** For class inception dates please refer to the Important Information.

*** Average annual total return since 09/30/1999.

± Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

±± Lipper Money Market Fund Index is an average of the 30 largest equal weighted Money Market Funds as compiled by Lipper, Inc. It does not reflect deductions for fees, expenses or taxes.

It is not possible to invest directly in an unmanaged index.

Money market funds are not insured or guaranteed by Federal Deposit Insurance Corporation (FDIC) or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.32% for Institutional Class shares, and 0.32% for Administrative Class shares.

Investment Objective and Strategy Overview

»

PIMCO Money Market Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing at least 97% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 3% of its total assets in money market securities that are in the second-highest rating category for short-term obligations that have a remaining maturity of 45 days or less. The Portfolio may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase.

Portfolio Insights

Following are key factors impacting the Portfolio’s performance during the reporting period:

»	The Portfolio focused its investments in high quality, short-maturity assets and ended the reporting period with a high average quality.

»	The Portfolio retained its low weighted average maturity in order to limit its sensitivity to shifts in interest rates.

»	The Portfolio maintained a significant exposure to repurchase agreements, as they provided high quality liquidity in the Portfolio.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Money Market Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period	Net Annualized Expense Ratio**
Institutional Class	1,000.00	1,000.60	1.61	1,000.00	1,022.84	1.63	0.33
Administrative Class	1,000.00	1,000.60	1.61	1,000.00	1,022.89	1.63	0.33

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 6 in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2016	7

Financial Highlights PIMCO Money Market Portfolio

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains		Total Distributions(b)
Institutional Class
01/01/2016 - 06/30/2016+	$1.00	$0.00^	$0.00^	$0.00^	$(0.00	)^	$0.00		$(0.00	)^
12/31/2015	1.00	0.00^	0.00^	0.00^	(0.00	)^	(0.00	)^	(0.00	)^
12/31/2014	1.00	0.00^	0.00^	0.00^	(0.00	)^	0.00		(0.00	)^
12/31/2013	1.00	0.00^	0.00^	0.00^	(0.00	)^	0.00		(0.00	)^
12/31/2012	1.00	0.00^	0.00^	0.00^	(0.00	)^	0.00		(0.00	)^
12/31/2011	1.00	0.00^	0.00^	0.00^	(0.00	)^	0.00		(0.00	)^
Administrative Class
01/01/2016 - 06/30/2016+	1.00	0.00^	0.00^	0.00^	(0.00	)^	0.00		(0.00	)^
12/31/2015	1.00	0.00^	0.00^	0.00^	(0.00	)^	(0.00	)^	(0.00	)^
12/31/2014	1.00	0.00^	0.00^	0.00^	(0.00	)^	0.00		(0.00	)^
12/31/2013	1.00	0.00^	0.00^	0.00^	(0.00	)^	0.00		(0.00	)^
12/31/2012	1.00	0.00^	0.00^	0.00^	(0.00	)^	0.00		(0.00	)^
12/31/2011	1.00	0.00^	0.00^	0.00^	(0.00	)^	0.00		(0.00	)^

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

(c)	Effective July 1, 2013, the Class’s distribution and/or service/12b-1 fees was decreased by 0.15% to 0.00%.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets

$1.00	0.06%	$19,402	0.33	%*	0.33	%*	0.33	%*	0.33	%*	0.13	%*
1.00	0.02	18,879	0.17		0.33		0.17		0.33		0.01
1.00	0.01	16,365	0.08		0.32		0.08		0.32		0.01
1.00	0.06	17,089	0.13		0.33		0.12		0.32		0.00
1.00	0.06	21,549	0.17		0.32		0.17		0.32		0.04
1.00	0.06	203,934	0.11		0.32		0.11		0.32		0.04

1.00	0.06	14,772	0.33	*	0.33	*	0.33	*	0.33	*	0.12	*
1.00	0.02	15,162	0.17		0.33		0.17		0.33		0.01
1.00	0.01	19,229	0.08		0.32		0.08		0.32		0.01
1.00	0.06	26,566	0.13	(c)	0.41	(c)	0.12	(c)	0.40	(c)	0.00	(c)
1.00	0.06	28,913	0.17		0.47		0.17		0.47		0.03
1.00	0.06	39,286	0.11		0.47		0.11		0.47		0.04

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	9

Statement of Assets and Liabilities PIMCO Money Market Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2016

Assets:
Investments, at value
Investments in securities*	$34,143
Receivable for Portfolio shares sold	39
Interest and/or dividends receivable	1
Total Assets	34,183

Liabilities:
Accrued investment advisory fees	$3
Accrued supervisory and administrative fees	6
Total Liabilities	9

Net Assets	$34,174

Net Assets Consist of:
Paid in capital	34,175
(Overdistributed) net investment income	(1)

Net Assets	$34,174

Net Assets:
Institutional Class	$19,402
Administrative Class	14,772

Shares Issued and Outstanding:
Institutional Class	19,401
Administrative Class	14,771

Net Asset Value Per Share Outstanding:
Institutional Class	$1.00
Administrative Class	1.00

Cost of investments in securities	$34,143

* Includes repurchase agreements of:	$34,143

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Money Market Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2016 (Unaudited)

Investment Income:
Interest	$73
Total Income	73

Expenses:
Investment advisory fees	19
Supervisory and administrative fees	33
Miscellaneous expense	1
Total Expenses	53

Net Investment Income	20

Net Increase in Net Assets Resulting from Operations	$20

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	11

Statements of Changes in Net Assets PIMCO Money Market Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$20	$2
Net realized gain	0	2

Net Increase in Net Assets Resulting from Operations	20	4

Distributions to Shareholders:
From net investment income
Institutional Class	(11)	(2)
Administrative Class	(10)	(2)
From net realized capital gains
Institutional Class	0	(2)
Administrative Class	0	(2)

Total Distributions(a)	(21)	(8)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	134	(1,549)

Total Increase (Decrease) in Net Assets	133	(1,553)

Net Assets:
Beginning of period	34,041	35,594
End of period*	$34,174	$34,041

* Including undistributed (overdistributed) net investment income of:	$(1)	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 9 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Money Market Portfolio

June 30, 2016 (Unaudited)

MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.9%

SHORT-TERM INSTRUMENTS 99.9%

TREASURY REPURCHASE AGREEMENTS (a) 99.9%
$34,143

Total Short-Term Instruments (Cost $34,143)	34,143

Total Investments in Securities (Cost $34,143)	34,143

Total Investments 99.9% (Cost $34,143)	$34,143

Other Assets and Liabilities, net 0.1%	31

Net Assets 100.0%	$34,174

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
Treasury Repurchase Agreements
BCY	0.750%	06/30/2016	07/01/2016	$1,400	U.S. Treasury Notes 1.250% due 06/30/2023	$(1,430)	$1,400	$1,400
BPG	0.750	06/30/2016	07/01/2016	5,000	U.S. Treasury Notes 1.875% due 10/31/2017	(5,105)	5,000	5,000
FAR	0.800	06/30/2016	07/01/2016	3,000	U.S. Treasury Notes 1.375% due 10/31/2020	(3,063)	3,000	3,000
JPS	0.750	06/30/2016	07/01/2016	3,000	U.S. Treasury Notes 0.875% due 12/31/2016	(3,063)	3,000	3,000
MBC	0.780	06/30/2016	07/01/2016	3,000	U.S. Treasury Notes 1.875% due 10/31/2022	(3,100)	3,000	3,000
RDR	0.800	06/30/2016	07/01/2016	18,500	U.S. Treasury Notes 3.625% due 08/15/2019	(18,911)	18,500	18,500
SSB	0.010	06/30/2016	07/01/2016	243	U.S. Treasury Notes 1.000% due 05/15/2018	(252)	243	243

Total Repurchase Agreements						$(34,924)	$34,143	$34,143

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BCY	$1,400	$0	$0	$1,400	$(1,430)	$(30)
BPG	5,000	0	0	5,000	(5,105)	(105)
FAR	3,000	0	0	3,000	(3,063)	(63)
JPS	3,000	0	0	3,000	(3,063)	(63)
MBC	3,000	0	0	3,000	(3,100)	(100)
RDR	18,500	0	0	18,500	(18,911)	(411)
SSB	243	0	0	243	(252)	(9)

Total Borrowings and Other Financing Transactions	$34,143	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 5, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	13

Schedule of Investments PIMCO Money Market Portfolio (Cont.)

June 30, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Short-Term Instruments
Treasury Repurchase Agreements	$0	$34,143	$0	$34,143

Total Investments	$0	$34,143	$0	$34,143

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2016 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class and Administrative Class shares of the PIMCO Money Market Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Board of Trustees of the Trust has approved a Plan of Liquidation for the Portfolio pursuant to which the Portfolio will be liquidated on or about September 23, 2016 (“Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation)

on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations.

(b) Multiclass Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods

SEMIANNUAL REPORT	JUNE 30, 2016	15

Notes to Financial Statements (Cont.)

ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

The Portfolio’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

The Portfolio’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of

16	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

fluctuating interest rates on the market value of the instrument. These investments are categorized as Level 2 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

5. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund.

The Portfolio may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and

SEMIANNUAL REPORT	JUNE 30, 2016	17

Notes to Financial Statements (Cont.)

counterparties on recognized and reputable exchanges where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges, or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, transaction initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.12%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	0.20%
Administrative Class	0.20%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.10% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.10%	(1)

(1)

The Trust has suspended payment of distribution and/or service (12b-1) fees at this time. The payment of distribution and/or service (12b-1) fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of

18	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

To maintain certain net yields for the Portfolio, PIMCO and the Trust’s Distributor have entered into a fee and expense limitation agreement with the Portfolio (the “Agreement”) pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Portfolio’s Supervisory and Administrative Fee, any service fees applicable to a class of the Portfolio, or to the extent necessary, the Portfolio’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the Portfolio any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed 0.0049% of the class of the Portfolio’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Portfolio to maintain a negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Portfolio will not reimburse PIMCO or its affiliates for any portion of the service fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Portfolio will maintain a positive net yield. As of June 30, 2016, the recoverable amount to PIMCO was $213,735.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets except PIMCO All Asset Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

SEMIANNUAL REPORT	JUNE 30, 2016	19

Notes to Financial Statements (Cont.)

9. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	4,736	$4,736	15,842	$15,842
Administrative Class	8,183	8,183	10,907	10,907
Issued as reinvestment of distributions
Institutional Class	11	11	4	4
Administrative Class	10	10	4	4
Cost of shares redeemed
Institutional Class	(4,224)	(4,224)	(13,330)	(13,330)
Administrative Class	(8,582)	(8,582)	(14,976)	(14,976)
Net increase (decrease) resulting from Portfolio share transactions	134	$134	(1,549)	$(1,549)

As of June 30, 2016, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 69% of the Portfolio.

10. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

11. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

As of June 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$34,143	$0	$0	$0

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2016	21

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	JPS	JPMorgan Securities, Inc.	RDR	RBC Capital Markets
BPG	BNP Paribas Securities Corp.	MBC	HSBC Bank PLC	SSB	State Street Bank and Trust Co.
FAR	Wells Fargo Bank National Association

Currency Abbreviations:
USD (or $)	United States Dollar

22	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT15SAR_063016

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2016

PIMCO Real Return Portfolio

Share Classes

■	Institutional
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Outside of the reporting period, PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st.

The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the six-month fiscal reporting period include:

■

The first segment of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit, pushing government sovereign yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve (“Fed”) on hold at their June 2016 meeting, after having slightly raised interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term interest rates rose with the initial Fed rate hike in December 2015. Revised first quarter 2016 U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23, 2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the Pound Sterling and European and Japanese equities, most asset classes generally recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.37% for the reporting period. Yields declined across the majority of the U.S. Treasury yield curve as a more dovish tone from the Fed coupled with the surprise result of the U.K. referendum pushed expectations for policy normalization further into the future. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.27% on December 31, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.31% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 6.24% over the reporting period. U.S. real interest rates followed nominal yields sharply lower as concerns surrounding China’s growth prospects early in the reporting period coupled with uncertainty over the U.K.

2	PIMCO VARIABLE INSURANCE TRUST

referendum created a strong flight-to-quality bid and more tempered expectations for near-term Fed rate hikes. Despite posting positive absolute returns, U.S. TIPS were outpaced by comparable nominal U.S. Treasuries as market-based inflation expectations ended the period lower. U.S. breakeven inflation rates were pressured lower by low headline inflation data and outsized demand for safe-haven nominal U.S. Treasuries.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 13.25% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and precious metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by strong demand and production outages. Within precious metals, gold prices were the beneficiary of strong safe-haven demand around risk-off events, particularly in June 2016 following the U.K.’s historic vote to leave the European Union. Agriculture commodity prices also advanced over the period, led by sugar prices which rallied on Brazilian rainfall, Indian import demand as well as strength in the Brazilian real.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 3.11% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and refinancing concerns. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals. Positive representation and warranty settlement developments also benefited the sector.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.54% over the reporting period, as falling credit yields and a commodity-fueled rally drove returns over the reporting period. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 8.02% over the reporting period. Strong performance from commodity sectors and risk-on sentiment drove returns, as asset sales and equity issuance strengthened balance sheets. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher-yielding instruments.

■

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.90% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 14.02% over the reporting period. The slowdown in China continued apace, though policymakers have used expanded credit availability and a gradual depreciation of the Chinese currency to soften the landing. Higher commodity prices and improving terms of trade helped EM currencies broadly gain during the reporting period.

■

Global equity markets showed mixed performance amid a period marked by economic uncertainty, increased volatility and concerns around the U.K. referendum. U.S. equities, as represented by the S&P 500 Index, returned 3.84% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 6.41% over the same period. In contrast, developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 4.42% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2016	3

Important Information About the PIMCO Real Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class,

Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Real Return Portfolio	09/30/99	04/10/00	—	09/30/99	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2016	5

PIMCO Real Return Portfolio

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	64.8%
Short-Term Instruments‡	12.8%
Corporate Bonds & Notes	7.1%
Sovereign Issues	6.1%
U.S. Government Agencies	5.0%
Other	4.2%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Inception**
PIMCO Real Return Portfolio Institutional Class	6.22%	3.38%	2.39%	4.81%	6.32%
PIMCO Real Return Portfolio Administrative Class	6.14%	3.22%	2.23%	4.66%	6.28%
PIMCO Real Return Portfolio Advisor Class	6.09%	3.12%	2.13%	4.55%	4.21%
Barclays U.S. TIPS Index±	6.24%	4.35%	2.63%	4.75%	6.08%***

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** For class inception dates please refer to the Important Information.

*** Average annual total return since 09/30/1999.

± Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.63% for Institutional Class shares, 0.78% for Administrative Class shares, and 0.88% for Advisor Class shares.

Investment Objective and Strategy Overview

»

PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

Portfolio Insights

Following are key factors impacting the Portfolio’s performance during the reporting period:

»	An underweight to U.K. nominal duration (or sensitivity to changes in market interest rates) detracted from relative performance, as yields in Britain fell.

»	An underweight to U.S. nominal duration expressed via interest rate swaps detracted from relative performance, as interest rate swap yields fell across most maturities.

»	An underweight to German nominal duration detracted from relative performance, as German yields fell.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited absolute performance, as U.S. TIPS posted positive returns.

»	An overweight to TIPS benefited relative performance, as U.S. TIPS posted positive returns.

»

An underweight to long-term U.K. breakeven inflation spreads (or the yield differential between U.K. nominal gilts and like-maturity U.K. index-linked gilts) benefited relative performance, as 30-year breakeven inflation spreads fell.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Real Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,062.20	$3.78	$1,000.00	$1,020.79	$3.71	0.75%
Administrative Class	1,000.00	1,061.40	4.54	1,000.00	1,020.05	4.45	0.90
Advisor Class	1,000.00	1,060.90	5.04	1,000.00	1,019.56	4.94	1.00

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2016	7

Financial Highlights PIMCO Real Return Portfolio

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions(b)
Institutional Class
01/01/2016 - 06/30/2016+	$11.93	$0.13	$0.61	$0.74	$(0.13)	$0.00	$(0.13)
12/31/2015	12.81	0.12	(0.45)	(0.33)	(0.55)	0.00	(0.55)
12/31/2014	12.60	0.30	0.11	0.41	(0.20)	0.00	(0.20)
12/31/2013	14.25	0.10	(1.40)	(1.30)	(0.25)	(0.10)	(0.35)
12/31/2012	13.95	0.23	1.02	1.25	(0.18)	(0.77)	(0.95)
12/31/2011	13.14	0.30	1.24	1.54	(0.31)	(0.42)	(0.73)
Administrative Class
01/01/2016 - 06/30/2016+	11.93	0.13	0.60	0.73	(0.12)	0.00	(0.12)
12/31/2015	12.81	0.09	(0.44)	(0.35)	(0.53)	0.00	(0.53)
12/31/2014	12.60	0.28	0.11	0.39	(0.18)	0.00	(0.18)
12/31/2013	14.25	0.08	(1.40)	(1.32)	(0.23)	(0.10)	(0.33)
12/31/2012	13.95	0.21	1.02	1.23	(0.16)	(0.77)	(0.93)
12/31/2011	13.14	0.28	1.24	1.52	(0.29)	(0.42)	(0.71)
Advisor Class
01/01/2016 - 06/30/2016+	11.93	0.13	0.60	0.73	(0.12)	0.00	(0.12)
12/31/2015	12.81	0.09	(0.45)	(0.36)	(0.52)	0.00	(0.52)
12/31/2014	12.60	0.27	0.11	0.38	(0.17)	0.00	(0.17)
12/31/2013	14.25	0.08	(1.41)	(1.33)	(0.22)	(0.10)	(0.32)
12/31/2012	13.95	0.17	1.04	1.21	(0.14)	(0.77)	(0.91)
12/31/2011	13.14	0.24	1.27	1.51	(0.28)	(0.42)	(0.70)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$12.54	6.22%	$130,217	0.75	%*	0.50	%*	2.11	%*	56%
11.93	(2.56)	168,482	0.63		0.50		0.91		89
12.81	3.25	161,389	0.55		0.50		2.27		96
12.60	(9.08)	138,123	0.55		0.50		0.76		34
14.25	8.92	152,670	0.55		0.50		1.61		46
13.95	11.83	128,674	0.50		0.50		2.17		381

12.54	6.14	1,940,642	0.90	*	0.65	*	2.14	*	56
11.93	(2.70)	2,037,284	0.78		0.65		0.71		89
12.81	3.09	2,393,913	0.70		0.65		2.19		96
12.60	(9.22)	2,754,082	0.70		0.65		0.61		34
14.25	8.75	3,626,656	0.70		0.65		1.47		46
13.95	11.66	2,976,467	0.65		0.65		2.02		381

12.54	6.09	520,421	1.00	*	0.75	*	2.10	*	56
11.93	(2.80)	513,250	0.88		0.75		0.67		89
12.81	2.99	481,759	0.80		0.75		2.06		96
12.60	(9.31)	461,586	0.80		0.75		0.57		34
14.25	8.64	418,629	0.80		0.75		1.17		46
13.95	11.56	504,229	0.75		0.75		1.74		381

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	9

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2016

Assets:
Investments, at value
Investments in securities*	$3,622,300
Investments in Affiliates	503,928
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,400
Over the counter	29,318
Deposits with counterparty	5,038
Foreign currency, at value	3,885
Receivable for investments sold	784,527
Receivable for investments sold on a delayed-delivery basis	6,101
Receivable for TBA investments sold	120,487
Receivable for Portfolio shares sold	1,783
Interest and/or dividends receivable	12,831
Dividends receivable from Affiliates	141
Other assets	14
Total Assets	5,092,753

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$479,553
Payable for sale-buyback transactions	1,582,144
Payable for short sales	5,360
Financial Derivative Instruments
Exchange-traded or centrally cleared	743
Over the counter	70,052
Payable for investments purchased	16,178
Payable for investments in Affiliates purchased	141
Payable for TBA investments purchased	330,791
Deposits from counterparty	11,129
Payable for Portfolio shares redeemed	3,973
Accrued investment advisory fees	532
Accrued supervisory and administrative fees	532
Accrued distribution fees	106
Accrued servicing fees	239
Total Liabilities	2,501,473

Net Assets	$2,591,280

Net Assets Consist of:
Paid in capital	$2,759,866
Undistributed net investment income	2,216
Accumulated undistributed net realized (loss)	(155,975)
Net unrealized (depreciation)	(14,827)
Net Assets	$2,591,280

Net Assets:
Institutional Class	$130,217
Administrative Class	1,940,642
Advisor Class	520,421

Shares Issued and Outstanding:
Institutional Class	10,383
Administrative Class	154,737
Advisor Class	41,496

Net Asset Value Per Share Outstanding:
Institutional Class	$12.54
Administrative Class	12.54
Advisor Class	12.54

Cost of investments in securities	$3,565,693
Cost of investments in Affiliates	$503,885
Cost of foreign currency held	$3,746
Proceeds received on short sales	$5,334
Cost or premiums of financial derivative instruments, net	$2,178

* Includes repurchase agreements of:	$16,318

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2016 (Unaudited)

Investment Income:
Interest	$39,254
Dividends from Investments in Affiliates	554
Total Income	39,808

Expenses:
Investment advisory fees	3,266
Supervisory and administrative fees	3,266
Servicing fees - Administrative Class	1,462
Distribution and/or servicing fees - Advisor Class	630
Trustee fees	15
Interest expense	3,311
Miscellaneous expense	5
Total Expenses	11,955

Net Investment Income	27,853

Net Realized Gain (Loss):
Investments in securities	(14,263)
Investments in Affiliates	49
Exchange-traded or centrally cleared financial derivative instruments	(39,303)
Over the counter financial derivative instruments	2,683
Foreign currency	2,558

Net Realized (Loss)	(48,276)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	233,813
Investments in Affiliates	186
Exchange-traded or centrally cleared financial derivative instruments	(23,399)
Over the counter financial derivative instruments	(29,806)
Foreign currency assets and liabilities	(673)

Net Change in Unrealized Appreciation	180,121

Net Increase in Net Assets Resulting from Operations	$159,698

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	11

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

(Decrease) in Net Assets from:

Operations:
Net investment income	$27,853	$20,935
Net realized (loss)	(48,276)	(68,269)
Net change in unrealized appreciation (depreciation)	180,121	(30,133)

Net Increase (Decrease) in Net Assets Resulting from Operations	159,698	(77,467)

Distributions to Shareholders:
From net investment income
Institutional Class	(1,539)	(7,388)
Administrative Class	(19,099)	(87,630)
Advisor Class	(4,802)	(21,499)

Total Distributions(a)	(25,440)	(116,517)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(261,994)	(124,061)

Total (Decrease) in Net Assets	(127,736)	(318,045)

Net Assets:
Beginning of period	2,719,016	3,037,061
End of period*	$2,591,280	$2,719,016

* Including undistributed (overdistributed) net investment income of:	$2,216	$(197)

**	See Note 12 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Real Return Portfolio

(Unaudited)

(Amounts in thousands†)	Six Month Ended June 30, 2016

Cash Flows Provided by Operating Activities:

Net increase in net assets resulting from operations	$159,698

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(2,054,169)
Proceeds from sales of long-term securities	2,237,160
(Purchases) from sales of short-term portfolio investments, net	(385,138)
(Increase) in deposits with counterparty	(1,774)
Decrease in receivable for investments sold	804,088
Decrease in interest and/or dividends receivable	4,859
(Increase) in dividends receivable from Affiliates	(141)
(Payments on) exchange-traded or centrally cleared financial derivative instruments	(65,057)
(Payments on) over the counter financial derivative instruments	(2,171)
Decrease in other assets	1
Increase in payable for investments purchased	335,375
(Decrease) in deposits from counterparty	(57)
(Decrease) in accrued investment advisory fees	(101)
(Decrease) in accrued supervisory and administrative fees	(101)
(Decrease) in accrued distribution fees	(14)
(Decrease) in accrued servicing fees	(46)
Proceeds from short sales transactions, net	5,333
Proceeds from foreign currency transactions	1,885
(Decrease) in other liabilities	(8)
Net Realized (Gain) Loss
Investments in securities	14,263
Investments in Affiliates	(49)
Exchange-traded or centrally cleared financial derivative instruments	39,303
Over the counter financial derivative instruments	(2,683)
Foreign currency	(2,558)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(233,813)
Investments in Affiliates	(186)
Exchange-traded or centrally cleared financial derivative instruments	23,399
Over the counter financial derivative instruments	29,806
Foreign currency assets and liabilities	673
Net amortization (accretion) on investments	(314)

Net Cash Provided by Operating Activities	907,463

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	160,539
Payments on shares redeemed	(437,923)
Cash dividend paid*	(1)
Proceeds from reverse repurchase agreements	1,019,406
Payments on reverse repurchase agreements	(542,455)
Proceeds from sale-buyback transactions	8,082,402
Payments on sale-buyback transactions	(9,195,724)
Proceeds from deposits from counterparty	836
Payments on deposits from counterparty	(690)

Net Cash (Used for) Financing Activities	(913,610)

Net (Decrease) in Cash and Foreign Currency	(6,147)

Cash and Foreign Currency:
Beginning of period	10,032
End of period	$3,885

* Reinvestment of distributions	$25,439

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$2,091

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	13

Schedule of Investments PIMCO Real Return Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 139.8%

BANK LOAN OBLIGATIONS 0.0%
Hilton Worldwide Finance LLC
3.500% due 10/26/2020		$100	$100
Valeant Pharmaceuticals International, Inc.
5.000% due 04/01/2022		96	93

Total Bank Loan Obligations (Cost $190)			193

CORPORATE BONDS & NOTES 11.3%

BANKING & FINANCE 9.8%
Ally Financial, Inc.
2.750% due 01/30/2017		19,500	19,674
5.500% due 02/15/2017		2,500	2,541
6.250% due 12/01/2017		12,900	13,545
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2054	EUR	1,000	1,120
Bank of America Corp.
2.250% due 04/21/2020		$200	201
5.700% due 01/24/2022		2,000	2,319
Bank of America N.A.
1.750% due 06/05/2018		30,380	30,591
Bank of New York Mellon Corp.
1.498% due 08/17/2020		4,400	4,421
Barclays Bank PLC
7.625% due 11/21/2022		7,800	8,409
Barclays PLC
5.250% due 08/17/2045		1,000	1,053
8.250% due 12/15/2018 (d)		600	589
BBVA Bancomer S.A.
6.500% due 03/10/2021		600	661
Bear Stearns Cos. LLC
7.250% due 02/01/2018		9,100	9,922
Citigroup, Inc.
1.157% due 05/01/2017		32,900	32,908
Cooperatieve Rabobank UA
0.964% due 04/28/2017		32,900	32,909
Credit Agricole S.A.
7.875% due 01/23/2024 (d)		5,200	4,992
Credit Suisse Group AG
7.500% due 12/11/2023 (d)		3,600	3,636
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		2,600	2,615
Depfa ACS Bank
3.875% due 11/14/2016	EUR	700	788
Ford Motor Credit Co. LLC
1.684% due 09/08/2017		$300	301
2.240% due 06/15/2018		800	808
2.375% due 01/16/2018		600	608
2.551% due 10/05/2018		400	408
Goldman Sachs Group, Inc.
1.853% due 09/15/2020		11,800	11,784
2.432% due 02/25/2021		10,170	10,384
3.500% due 01/23/2025		2,000	2,060
HSBC Holdings PLC
2.901% due 03/08/2021		200	205
JPMorgan Chase & Co.
1.188% due 04/25/2018		10,000	9,987
2.153% due 03/01/2021		6,700	6,855
2.750% due 06/23/2020		12,000	12,373
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^		100	7
Lloyds Bank PLC
1.750% due 05/14/2018		6,200	6,184
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	2,350	2,965
7.875% due 06/27/2029 (d)		2,200	2,779
Mitsubishi UFJ Financial Group, Inc.
2.553% due 03/01/2021		$4,900	5,048
UBS AG
7.625% due 08/17/2022		1,800	2,043

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Unibail-Rodamco SE
1.403% due 04/16/2019		$5,700	$5,671

			253,364

INDUSTRIALS 1.1%
AbbVie, Inc.
1.800% due 05/14/2018		7,700	7,758
2.500% due 05/14/2020		3,600	3,689
3.200% due 11/06/2022		800	829
Aetna, Inc.
1.307% due 12/08/2017		2,000	2,003
2.400% due 06/15/2021		1,400	1,432
Cisco Systems, Inc.
1.254% due 02/21/2018		6,900	6,944
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	3,900	4,150
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017		$3,350	3,394

			30,199

UTILITIES 0.4%
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	1,700	2,374
Petrobras Global Finance BV
3.000% due 01/15/2019		$280	260
4.375% due 05/20/2023		400	326
4.875% due 03/17/2020		200	188
5.375% due 01/27/2021		7,600	7,030
6.625% due 01/16/2034	GBP	100	100

			10,278

Total Corporate Bonds & Notes (Cost $296,681)			293,841

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		$670	639

Total Municipal Bonds & Notes (Cost $640)			639

U.S. GOVERNMENT AGENCIES 7.9%
Fannie Mae
0.523% due 12/25/2036		59	59
0.603% due 08/25/2034		74	73
0.803% due 07/25/2037 - 05/25/2042		94	95
0.893% due 05/25/2036		49	49
1.133% due 02/25/2041		2,198	2,218
1.610% due 07/01/2044 - 09/01/2044		49	50
2.413% due 10/01/2035		135	139
2.557% due 05/25/2035		495	522
Fannie Mae, TBA
3.000% due 08/01/2046		28,000	29,006
3.500% due 07/01/2031 - 08/01/2046		141,000	148,666
Freddie Mac
0.592% due 10/15/2020		260	260
0.672% due 02/15/2019		23	23
0.713% due 08/25/2031		52	50
0.892% due 08/15/2033 - 09/15/2042		11,559	11,604
1.610% due 10/25/2044 - 02/25/2045		4,122	4,271
2.574% due 01/01/2034		98	104
2.626% due 12/01/2035		61	64
NCUA Guaranteed Notes
0.915% due 10/07/2020		2,313	2,319
1.006% due 12/08/2020		3,997	4,007

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Small Business Administration
5.902% due 02/10/2018	$87	$92
6.020% due 08/01/2028	900	1,029

Total U.S. Government Agencies (Cost $204,127)		204,700

U.S. TREASURY OBLIGATIONS 103.3%
U.S. Treasury Bonds
3.000% due 11/15/2045 (j)	280	322
2.500% due 02/15/2045 (f)	$10,240	10,673
2.500% due 02/15/2046 (f)	47,520	49,529
2.500% due 05/15/2046	11,550	12,050
3.000% due 11/15/2044 (f)(j)	2,000	2,302
3.000% due 05/15/2045 (f)(j)	27,240	31,345
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2018 (f)(h)(j)	34,772	35,303
0.125% due 04/15/2019 (f)(h)(j)	103,257	105,486
0.125% due 04/15/2020 (f)(h)(j)	78,964	80,826
0.125% due 01/15/2022 (f)	192,205	196,146
0.125% due 07/15/2022 (f)	327,425	335,176
0.125% due 01/15/2023 (f)(j)	149,967	152,135
0.125% due 07/15/2024 (f)	14,044	14,205
0.250% due 01/15/2025 (f)(j)	14,796	15,039
0.375% due 07/15/2023 (f)(h)(j)	91,796	95,046
0.625% due 07/15/2021 (f)(j)	210,430	221,749
0.625% due 01/15/2024 (f)	64,591	67,706
0.625% due 02/15/2043 (j)	3,808	3,718
0.750% due 02/15/2042 (f)(j)	11,582	11,640
0.750% due 02/15/2045 (f)	36,202	36,469
1.000% due 02/15/2046 (f)(j)	23,526	25,450
1.250% due 07/15/2020 (f)(j)	29,145	31,351
1.375% due 01/15/2020 (f)	102,440	109,460
1.375% due 02/15/2044 (f)(j)	142,841	165,547
1.625% due 01/15/2018 (h)(j)	2,969	3,082
1.750% due 01/15/2028 (f)	71,517	83,735
1.875% due 07/15/2019 (h)(j)	9,523	10,311
2.125% due 02/15/2040 (f)	41,671	54,616
2.125% due 02/15/2041 (j)	1,813	2,398
2.375% due 01/15/2025 (f)	162,751	194,559
2.375% due 01/15/2027 (f)	81,459	100,123
2.500% due 01/15/2029 (f)(j)	82,408	104,584
2.625% due 07/15/2017 (h)(j)	7,123	7,416
3.625% due 04/15/2028	62,118	86,081
3.875% due 04/15/2029	141,597	204,272
U.S. Treasury Notes
1.625% due 05/15/2026 (f)	15,760	15,962

Total U.S. Treasury Obligations (Cost $2,635,998)		2,675,812

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.6%
American Home Mortgage Investment Trust
2.478% due 09/25/2045	280	272
Banc of America Alternative Loan Trust
6.000% due 01/25/2035	2,897	2,874
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051	353	364
Banc of America Funding Trust
0.668% due 07/20/2036	142	132
2.854% due 02/20/2036	670	658
3.017% due 01/20/2047 ^	364	307
Banc of America Mortgage Trust
2.858% due 11/25/2034	76	73
2.894% due 02/25/2036 ^	446	399
3.246% due 06/25/2035	126	122
6.500% due 09/25/2033	17	18
Banc of America Re-REMIC Trust
5.673% due 02/17/2051	846	853
5.676% due 06/24/2050	996	1,002
BCAP LLC Trust
5.207% due 03/26/2037	1,613	1,556
BCRR Trust
5.858% due 07/17/2040	167	167
Bear Stearns Adjustable Rate Mortgage Trust
2.380% due 08/25/2035	253	255
2.460% due 08/25/2035	190	190

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.660% due 10/25/2035		$970	$937
2.804% due 01/25/2035		469	456
2.897% due 03/25/2035		408	399
2.924% due 03/25/2035		88	89
3.090% due 03/25/2035		346	348
Bear Stearns ALT-A Trust
2.902% due 09/25/2035		1,989	1,670
2.930% due 03/25/2036 ^		644	489
Bear Stearns Commercial Mortgage Securities Trust
5.537% due 10/12/2041		2,750	2,758
Chase Mortgage Finance Trust
3.032% due 02/25/2037		52	52
ChaseFlex Trust
6.000% due 02/25/2037 ^		549	377
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.733% due 01/25/2035		17	15
Citigroup Mortgage Loan Trust, Inc.
2.410% due 09/25/2035		28	28
2.430% due 09/25/2035		144	144
2.730% due 10/25/2035		816	806
2.760% due 09/25/2035		149	148
3.028% due 09/25/2037 ^		1,108	1,012
3.040% due 05/25/2035		41	40
Countrywide Alternative Loan Trust
0.623% due 05/25/2047		6,153	5,092
0.628% due 02/20/2047 ^		565	357
0.633% due 05/25/2047		165	132
0.643% due 09/25/2046 ^		5,240	3,996
0.733% due 12/25/2035		36	31
1.437% due 12/25/2035		108	85
6.000% due 01/25/2037 ^		264	209
Countrywide Home Loan Mortgage Pass-Through Trust
2.880% due 05/20/2036 ^		147	117
2.934% due 11/19/2033		25	25
5.500% due 08/25/2035 ^		131	120
Countrywide Home Loan Reperforming REMIC Trust
0.793% due 06/25/2035		124	111
Credit Suisse Commercial Mortgage Trust
5.311% due 12/15/2039		10,220	10,238
Deutsche ALT-B Securities, Inc.
0.553% due 10/25/2036 ^		18	11
Eurosail PLC
0.874% due 06/13/2045	GBP	73	96
1.524% due 06/13/2045		2,520	2,851
First Horizon Alternative Mortgage Securities Trust
2.684% due 06/25/2034		$272	266
First Horizon Mortgage Pass-Through Trust
2.717% due 02/25/2035		1,061	1,058
2.929% due 08/25/2035		533	469
GreenPoint Mortgage Funding Trust
0.723% due 11/25/2045		199	172
0.893% due 06/25/2045		323	282
GS Mortgage Securities Trust
4.592% due 08/10/2043		6,000	6,640
GSR Mortgage Loan Trust
2.739% due 12/25/2034		828	812
2.876% due 09/25/2035		459	462
2.990% due 01/25/2035		274	259
3.182% due 07/25/2035		581	573
HarborView Mortgage Loan Trust
0.668% due 05/19/2035		100	83
0.728% due 02/19/2036		202	149
0.788% due 06/20/2035		107	97
IndyMac Mortgage Loan Trust
1.233% due 05/25/2034		36	34
2.837% due 12/25/2034		193	182
3.240% due 11/25/2035 ^		626	577
JPMorgan Chase Commercial Mortgage Securities Trust
5.794% due 02/12/2051		1,149	1,193
JPMorgan Mortgage Trust
2.421% due 07/27/2037		909	849
2.738% due 08/25/2035 ^		327	312
2.782% due 09/25/2035		141	128
2.785% due 08/25/2035		361	355
2.928% due 07/25/2035		256	254

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.954% due 02/25/2035		$300	$285
3.030% due 07/25/2035		614	612
JPMorgan Resecuritization Trust
6.000% due 02/27/2037		343	349
LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039		1,596	1,598
5.424% due 02/15/2040		209	212
Marche Mutui SRL
0.175% due 02/25/2055	EUR	776	849
2.001% due 01/27/2064		1,297	1,446
MASTR Adjustable Rate Mortgages Trust
2.924% due 11/21/2034		$295	301
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.142% due 11/15/2031		164	154
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.882% due 12/15/2030		160	153
Merrill Lynch Mortgage Investors Trust
0.663% due 02/25/2036		433	395
0.703% due 11/25/2035		272	253
1.457% due 10/25/2035		174	165
2.228% due 10/25/2035		819	795
2.476% due 12/25/2035		237	218
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		190	197
Morgan Stanley Capital Trust
5.809% due 12/12/2049		580	602
6.102% due 06/11/2049		428	444
Morgan Stanley Mortgage Loan Trust
2.546% due 06/25/2036		551	533
Morgan Stanley Re-REMIC Trust
5.988% due 08/12/2045		1,396	1,421
Residential Accredit Loans, Inc. Trust
0.753% due 08/25/2035		136	107
Royal Bank of Scotland Capital Funding Trust
6.297% due 12/16/2049		1,369	1,404
Sequoia Mortgage Trust
0.648% due 07/20/2036		1,211	1,099
1.148% due 10/19/2026		51	49
Structured Adjustable Rate Mortgage Loan Trust
1.810% due 01/25/2035		150	117
2.826% due 08/25/2035		175	163
2.830% due 02/25/2034		189	187
3.025% due 12/25/2034		346	337
Structured Asset Mortgage Investments Trust
0.643% due 06/25/2036		100	83
0.663% due 04/25/2036		428	308
0.698% due 07/19/2035		1,081	1,032
1.108% due 10/19/2034		96	92
Swan Trust
3.140% due 04/25/2041	AUD	179	134
Thornburg Mortgage Securities Trust
2.469% due 09/25/2037		$7,244	7,123
2.537% due 04/25/2045		550	552
Thrones PLC
2.088% due 07/20/2044	GBP	59	78
Vornado DP LLC Trust
4.004% due 09/13/2028		$6,500	6,963
WaMu Mortgage Pass-Through Certificates Trust
0.713% due 11/25/2045		200	184
0.743% due 10/25/2045		1,112	1,036
1.167% due 01/25/2047		764	688
1.207% due 05/25/2047		470	392
1.220% due 12/25/2046		105	89
1.437% due 02/25/2046		169	154
1.637% due 11/25/2042		21	19
2.178% due 11/25/2046		103	92
2.190% due 07/25/2046		703	627
2.621% due 12/25/2035		207	191
2.868% due 08/25/2035		107	100
Wells Fargo Mortgage-Backed Securities Trust
2.900% due 09/25/2034		70	72

Total Non-Agency Mortgage-Backed Securities (Cost $90,201)			92,141

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 3.2%
Aquilae CLO PLC
0.187% due 01/17/2023	EUR	269	$298
Asset-Backed Funding Certificates Trust
1.153% due 06/25/2034		$866	812
Asset-Backed Securities Corp. Home Equity Loan Trust
0.618% due 03/25/2036		914	862
Bayview Opportunity Master Fund Trust
4.350% due 01/28/2031		527	530
Bear Stearns Asset-Backed Securities Trust
1.113% due 10/25/2032		13	12
1.453% due 10/25/2037		36	33
Carlyle Global Market Strategies CLO Ltd.
2.024% due 01/20/2025		500	499
Carlyle High Yield Partners Ltd.
0.858% due 04/19/2022		1,041	1,018
Citigroup Mortgage Loan Trust, Inc.
0.533% due 01/25/2037		185	119
0.703% due 06/25/2037		7,000	5,865
College Loan Corp. Trust
0.888% due 01/25/2024		800	776
Countrywide Asset-Backed Certificates
0.633% due 07/25/2036		192	191
Credit-Based Asset Servicing and Securitization LLC
0.513% due 11/25/2036		85	51
Equity One Mortgage Pass-Through Trust
1.053% due 04/25/2034		88	74
First Franklin Mortgage Loan Trust
1.133% due 11/25/2035		3,244	3,245
First NLC Trust
0.843% due 02/25/2036		600	524
Fraser Sullivan CLO Ltd.
1.709% due 04/20/2023		4,729	4,708
GSAMP Trust
0.523% due 12/25/2036		100	53
1.188% due 09/25/2035 ^		137	122
HSI Asset Securitization Corp. Trust
0.503% due 10/25/2036		7	4
IXIS Real Estate Capital Trust
1.083% due 02/25/2036		428	382
JPMorgan Mortgage Acquisition Trust
0.573% due 01/25/2037		1,574	1,551
Merrill Lynch Mortgage Investors Trust
0.533% due 09/25/2037		25	10
0.573% due 02/25/2037		370	168
0.843% due 08/25/2036		2,450	2,146
Morgan Stanley IXIS Real Estate Capital Trust
0.503% due 11/25/2036		12	5
Nautique Funding Ltd.
0.878% due 04/15/2020		168	167
NovaStar Mortgage Funding Trust
0.923% due 01/25/2036		2,100	1,704
NYLIM Flatiron CLO Ltd.
0.852% due 08/08/2020		18	18
OneMain Financial Issuance Trust
2.470% due 09/18/2024		14,700	14,750
Park Place Securities, Inc.
0.923% due 09/25/2035		3,200	2,916
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.943% due 09/25/2035		800	648
1.503% due 10/25/2034		4,000	3,430
Penta CLO S.A.
0.067% due 06/04/2024	EUR	804	886
RAAC Trust
0.793% due 08/25/2036		$700	612
Renaissance Home Equity Loan Trust
1.213% due 12/25/2032		65	61
Securitized Asset-Backed Receivables LLC Trust
0.513% due 12/25/2036 ^		350	108
SLM Student Loan Trust
0.678% due 04/25/2019		6,824	6,784
2.138% due 04/25/2023		7,763	7,765

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	15

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Soundview Home Loan Trust
0.513% due 11/25/2036		$55	$22
Structured Asset Securities Corp. Mortgage Loan Trust
0.583% due 02/25/2037		8,331	7,520
1.957% due 04/25/2035		428	406
Symphony CLO Ltd.
0.866% due 05/15/2019		1,303	1,304
Vericrest Opportunity Loan Trust
4.250% due 03/26/2046		193	195
VOLT LLC
3.375% due 10/25/2054		527	525
3.375% due 02/25/2055		910	903
3.500% due 06/26/2045		2,751	2,738
3.875% due 04/25/2055		89	89
Voya CLO Ltd.
1.928% due 10/15/2022		4,300	4,290
Wood Street CLO BV
0.117% due 03/29/2021	EUR	22	24

Total Asset-Backed Securities (Cost $81,673)			81,923

SOVEREIGN ISSUES 9.6%
Autonomous Community of Catalonia
4.950% due 02/11/2020		1,000	1,163
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (b)	BRL	362,080	108,933
0.000% due 01/01/2017 (b)		133,300	38,861
France Government International Bond
1.850% due 07/25/2027 (c)	EUR	4,486	6,467
2.250% due 07/25/2020 (c)		3,182	4,025

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (c)	EUR	4,545	$5,282
2.350% due 09/15/2024 (c)		12,501	15,956
2.550% due 09/15/2041 (c)		2,117	3,045
3.100% due 09/15/2026 (c)		636	874
Mexico Government International Bond
4.000% due 11/08/2046 (c)	MXN	165,213	10,021
4.500% due 12/04/2025 (c)		158,312	9,890
4.500% due 11/22/2035 (c)		111,553	7,107
4.750% due 06/14/2018		65,102	3,556
New Zealand Government International Bond
2.000% due 09/20/2025 (c)	NZD	7,228	5,387
3.000% due 09/20/2030 (c)		15,146	12,668
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	154,000	1,411
4.500% due 07/03/2017		300,000	2,749
United Kingdom Gilt
0.125% due 03/22/2024 (c)	GBP	11	16
0.125% due 03/22/2044 (c)		2,027	3,988
0.125% due 03/22/2046 (c)		3,721	7,509
0.125% due 03/22/2058 (c)		378	937

Total Sovereign Issues (Cost $232,978)			249,845

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (e) 0.6%
			16,318

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.3%
0.242% due 07/21/2016 - 12/08/2016 (a)(b)(h)(j)	$6,891	$6,888

Total Short-Term Instruments (Cost $23,205)		23,206

Total Investments in Securities (Cost $3,565,693)		3,622,300

	SHARES
INVESTMENTS IN AFFILIATES 19.4%

SHORT-TERM INSTRUMENTS 19.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 19.4%
PIMCO Short-Term Floating NAV Portfolio III	50,984,173	503,928

Total Short-Term Instruments (Cost $503,885)		503,928

Total Investments in Affiliates (Cost $503,885)		503,928

Total Investments 159.2% (Cost $4,069,578)		$4,126,228

Financial Derivative Instruments (g)(i) (1.5)% (Cost or Premiums, net $2,178)		(39,077)

Other Assets and Liabilities, net (57.7)%		(1,495,871)

Net Assets 100.0%		$2,591,280

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.700%	06/30/2016	07/01/2016	$15,200	U.S. Treasury Notes 1.250% due 06/30/2023	$(15,525)	$15,200	$15,200
SSB	0.010	06/30/2016	07/01/2016	1,118	U.S. Treasury Notes 1.000% due 05/15/2018	(1,145)	1,118	1,118

Total Repurchase Agreements						$(16,670)	$16,318	$16,318

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
IND	0.560%	06/22/2016	07/06/2016	$(2,619)	$(2,620)
RDR	0.600	04/11/2016	07/11/2016	(383,409)	(383,926)
	0.600	04/19/2016	07/19/2016	(92,894)	(93,007)

Total Reverse Repurchase Agreements					$(479,553)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	(0.500)%	06/30/2016	07/01/2016	$ (15,209)	$(15,208)
	0.600	06/28/2016	07/05/2016	(2,636)	(2,636)
BPG	0.620	06/17/2016	08/12/2016	(1,146)	(1,147)
	0.790	07/01/2016	07/06/2016	(443,988)	(443,988)
BPS	(0.400)	04/12/2016	07/13/2016	EUR (5,107)	(5,816)
GSC	0.800	07/01/2016	07/06/2016	$ (288,077)	(288,077)
MSC	0.640	04/11/2016	07/11/2016	(99,098)	(99,241)
	0.750	06/23/2016	07/05/2016	(394,353)	(394,418)
NOM	0.600	04/14/2016	07/14/2016	(28,844)	(28,882)
TDM	0.620	04/08/2016	07/08/2016	(3,352)	(3,357)
	0.620	04/11/2016	07/11/2016	(83,971)	(84,088)
	0.630	04/14/2016	07/14/2016	(153,142)	(153,352)
	0.630	04/21/2016	07/07/2016	(61,857)	(61,934)

Total Sale-Buyback Transactions					$(1,582,144)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2016 was $(1,121,457) at a weighted average interest rate of 0.580%.
(3)	Payable for sale-buyback transactions includes $(194) of deferred price drop.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.000%	07/01/2046	$ 5,000	$(5,334)	$(5,360)

Total Short Sales				$(5,334)	$(5,360)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

(f)	Securities with an aggregate market value of $2,078,621 have been pledged as collateral under the terms of the following master agreements as of June 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$15,200	$0	$0	$15,200	$(15,526)	$(326)
IND	0	(2,620)	0	(2,620)	2,590	(30)
RDR	0	(476,933)	0	(476,933)	476,527	(406)
SSB	1,118	0	0	1,118	(1,145)	(27)

Master Securities Forward Transaction Agreement
BCY	0	0	(17,844)	(17,844)	17,798	(46)
BPG	0	0	(445,135)	(445,135)	445,320	185
BPS	0	0	(5,816)	(5,816)	5,368	(448)
GSC	0	0	(288,077)	(288,077)	285,730	(2,347)
MSC	0	0	(493,659)	(493,659)	493,677	18
NOM	0	0	(28,882)	(28,882)	28,623	(259)
TDM	0	0	(302,731)	(302,731)	307,128	4,397

Total Borrowings and Other Financing Transactions	$16,318	$(479,553)	$(1,582,144)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	17

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(479,553)	$0	$0	$(479,553)

Total	$0	$(479,553)	$0	$0	$(479,553)

Sale-Buyback Transactions
Sovereign Issues	0	(5,816)	0	0	(5,816)
U.S. Treasury Obligations	(15,208)	(1,559,973)	(1,147)	0	(1,576,328)

Total	$(15,208)	$(1,565,789)	$(1,147)	$0	$(1,582,144)

Total Borrowings	$(15,208)	$(2,045,342)	$(1,147)	$0	$(2,061,697)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(2,061,697)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2016	997	$439	$37	$0
90-Day Eurodollar December Futures	Short	12/2017	997	(658)	0	(50)
Call Options Strike @ EUR 168.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2016	145	8	11	(2)
Call Options Strike @ EUR 170.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2016	79	16	6	0
Call Options Strike @ EUR 181.000 on Euro-Bund 10-Year Bond September Futures	Long	08/2016	382	0	0	0
Call Options Strike @ USD 53.000 on Brent Crude September Futures	Short	07/2016	136	32	71	0
Euro-Bobl September Futures	Short	09/2016	42	(62)	1	(1)
Euro-BTP Italy Government Bond September Futures	Short	09/2016	141	(108)	86	(116)
Euro-Bund 10-Year Bond September Futures	Short	09/2016	135	(392)	27	(40)
Euro-OAT France Government 10-Year Bond September Futures	Short	09/2016	44	(141)	0	(30)
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling December Futures	Short	12/2016	2,790	55	0	0
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling June Futures	Short	06/2017	797	12	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling December Futures	Long	12/2016	2,790	(288)	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling June Futures	Long	06/2017	797	(46)	0	(7)
U.S. Treasury 5-Year Note September Futures	Short	09/2016	101	(209)	0	(8)
U.S. Treasury 10-Year Note September Futures	Long	09/2016	1,346	4,486	0	(105)
U.S. Treasury 30-Year Bond September Futures	Short	09/2016	368	(3,249)	242	0
U.S. Treasury Ultra Long-Term Bond September Futures	Long	09/2016	76	902	0	(69)

Total Futures Contracts				$797	$481	$(428)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	(5.000)%	06/20/2021	$48,100	$(1,618)	$(690)	$0	$(221)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill *	0.900%	04/17/2018	CAD	59,500	$25	$8	$2	$0
Receive	3-Month USD-LIBOR *	0.996	04/05/2018	$	4,400	(10)	(10)	0	(1)
Receive	3-Month USD-LIBOR	2.000	12/16/2020		46,100	(2,150)	(1,025)	0	(2)
Receive	3-Month USD-LIBOR	2.350	10/02/2025		100	(9)	(9)	0	0
Receive	3-Month USD-LIBOR *	2.800	10/28/2025		238,800	(11,834)	(10,506)	482	0
Receive	3-Month USD-LIBOR *	2.500	02/22/2026		185,400	(6,172)	(5,578)	382	0
Receive	3-Month USD-LIBOR *	2.400	03/16/2026		116,900	(3,297)	(2,455)	241	0
Receive	3-Month USD-LIBOR *	2.300	04/21/2026		34,000	(779)	(637)	70	0
Receive	3-Month USD-LIBOR *	2.300	04/27/2026		40,600	(926)	(768)	84	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		13,100	(1,096)	(422)	25	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		137,400	(3,879)	(2,073)	298	0
Receive	6-Month GBP-LIBOR *	1.500	09/21/2026	GBP	28,680	(1,775)	(1,973)	0	(53)
Receive	6-Month GBP-LIBOR	2.000	09/16/2045		5,515	(1,499)	(1,856)	0	(38)
Receive	6-Month JPY-LIBOR	1.500	12/21/2045	JPY	870,000	(3,384)	(1,305)	195	0
Pay	28-Day MXN-TIIE	5.780	10/06/2022	MXN	100	0	0	0	0
Pay	28-Day MXN-TIIE	6.710	09/20/2029		197,800	388	(34)	140	0

						$(36,397)	$(28,643)	$1,919	$(94)

Total Swap Agreements						$(38,015)	$(29,333)	$1,919	$(315)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

(h)	Securities with an aggregate market value of $24,387 and cash of $5,038 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$481	$1,919	$2,400	$0	$(428)	$(315)	$(743)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2016	GBP	21,357		$31,315	$2,884	$0
	07/2016		$51,914	EUR	47,109	365	0
	07/2016		32,010	GBP	24,059	18	0
	08/2016	EUR	47,109		$51,970	0	(363)
	08/2016	GBP	24,059		32,019	0	(17)
	08/2016		$197	TWD	6,382	1	0
	10/2016	BRL	92,100		$23,305	0	(4,588)
	01/2017	CNH	25,981		3,764	0	(101)
BPS	07/2016	BRL	26,622		7,812	0	(476)
	07/2016	EUR	2,376		2,668	31	0
	07/2016	GBP	7,625		11,196	1,045	0
	07/2016	JPY	458,914		4,165	0	(279)
	07/2016		$8,294	BRL	26,623	0	(6)
	08/2016	JPY	62,600		$610	4	0
	08/2016		$7,751	BRL	26,623	464	0
	10/2016	BRL	40,900		$10,765	0	(1,622)
	01/2017		21,800		5,020	0	(1,410)
BRC	07/2016		$22,999	EUR	20,795	78	0
	08/2016	EUR	20,795		$23,023	0	(78)
	08/2016		$97	INR	6,583	0	(1)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	19

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	07/2016	BRL	34,100		$9,105	$0	$(1,511)
	07/2016	EUR	623		708	17	0
	07/2016		$10,624	BRL	34,100	0	(8)
	07/2016		8,123	EUR	7,179	0	(156)
	08/2016	AUD	3,880		$2,837	0	(52)
	08/2016	GBP	1,084		1,462	18	0
	08/2016		$1,788	MXN	32,798	17	(19)
	10/2016	BRL	8,000		$1,938	0	(485)
	01/2017	CNH	20,996		3,023	0	(101)
	01/2017		$1,315	COP	3,982,368	0	(5)
DUB	01/2017	BRL	26,600		$6,147	0	(1,699)
GLM	07/2016	EUR	56,762		63,322	331	0
	07/2016		$4,835	EUR	4,262	0	(105)
	08/2016		96	KRW	110,921	0	0
	10/2016	BRL	38,700		$9,651	0	(2,070)
	01/2017		45,800		10,715	0	(2,794)
HUS	07/2016		30,100		8,039	0	(1,331)
	07/2016		$9,378	BRL	30,100	0	(7)
JPM	07/2016	BRL	26,622		$8,294	6	0
	07/2016	GBP	4,030		5,662	297	0
	07/2016	JPY	68,200		655	0	(6)
	07/2016		$7,313	BRL	26,622	975	0
	07/2016		1,364	EUR	1,211	0	(21)
	07/2016		10,593	GBP	7,348	10	(821)
	08/2016	CAD	134		$104	1	0
	08/2016	MXN	357,681		19,749	281	0
	10/2016	BRL	145,500		34,767	0	(9,299)
	01/2017		39,100		9,198	0	(2,335)
MSB	07/2016		64,200		20,001	16	0
	07/2016		$17,682	BRL	64,200	2,304	0
	10/2016	BRL	36,880		$8,891	0	(2,278)
NAB	07/2016	NZD	22,121		14,859	0	(935)
	07/2016		$15,671	NZD	22,121	123	0
	08/2016	NZD	22,121		$15,649	0	(123)
SCX	07/2016	JPY	54,000		504	0	(19)
	07/2016		$5,703	JPY	581,114	0	(75)
	08/2016	JPY	581,114		$5,709	77	0
	01/2017	CNH	44,490		6,472	0	(147)
SOG	08/2016	ZAR	11,855		770	0	(29)
TDM	01/2017	BRL	26,300		6,013	0	(1,744)
UAG	07/2016	EUR	20,795		22,920	0	(157)
	07/2016		$1,022	GBP	736	0	(42)
	08/2016	CNH	174,957		$26,733	526	0
	08/2016		$160	MYR	650	3	0

Total Forward Foreign Currency Contracts						$9,892	$(37,315)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
DUB	Call - OTC USD versus JPY	JPY	111.500	07/07/2016	$5,550	$35	$0
FBF	Call - OTC USD versus JPY		111.500	07/07/2016	7,700	84	0

						$119	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	07/05/2016	$	477,900	$163	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	12/27/2016		250,800	219	20
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/21/2016		23,000	189	189
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.780	07/21/2016		41,100	88	6

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	07/05/2016	$	871,900	$279	$0
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		7,500	751	923
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		7,500	751	613
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.860	10/23/2018		22,800	1,555	820
FBF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.400	12/05/2016		54,300	396	8
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.150	07/05/2016		337,200	105	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		258,900	97	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	12/27/2016		480,100	427	39
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100	09/28/2016		98,200	334	304
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.300	11/14/2016	JPY	3,580,000	145	80
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/01/2016	$	671,300	225	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/13/2016		30,900	261	239
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.605	10/17/2018		15,600	1,435	795
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.608	11/15/2018		4,700	470	247
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.590	12/10/2018		4,700	493	260
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600	03/29/2019		17,100	1,613	1,040
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		8,100	810	997
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		8,100	810	662
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	08/08/2016		460,400	161	2

								$11,777	$7,244

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor	1.600%	3-Month USD-LIBOR	12/06/2019	$117,200	$1,641	$1,928
NGF	Call - OTC 2-Year Interest Rate Floor	1.600	3-Month USD-LIBOR	12/06/2019	119,000	1,654	1,957

						$3,295	$3,885

Total Purchased Options						$15,191	$11,129

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.250%	09/21/2016	EUR	12,500	$(43)	$(19)
GST	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.700	07/20/2016		51,800	(53)	(20)
	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.000	07/20/2016		51,800	(95)	(38)
JPM	Call - OTC CDX.IG-26 5-Year Index	Buy	0.750	07/20/2016		$24,300	(21)	(18)
	Put - OTC CDX.IG-26 5-Year Index	Sell	1.000	07/20/2016		24,300	(29)	(3)
	Put - OTC CDX.IG-26 5-Year Index	Sell	1.200	09/21/2016		12,600	(19)	(8)

							$(260)	$(106)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC EUR versus USD		$1.140	07/01/2016	EUR	12,220	$(43)	$0
	Put - OTC USD versus JPY	JPY	101.200	09/15/2016	$	15,820	(162)	(253)
DUB	Put - OTC USD versus JPY		104.800	07/07/2016		5,550	(42)	(89)
FBF	Put - OTC USD versus JPY		104.800	07/07/2016		7,700	(33)	(124)
JPM	Call - OTC EUR versus USD		$1.165	09/15/2016	EUR	13,260	(116)	(45)
	Call - OTC USD versus MXN	MXN	19.000	08/11/2016	$	11,000	(124)	(100)
MSB	Put - OTC EUR versus USD		$1.085	08/03/2016	EUR	11,680	(52)	(52)

							$(572)	$(663)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	21

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$3,900	$(34)	$(10)
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	33,400	(298)	(3)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	4,400	(57)	(1)
DUB	Floor - OTC YOY CPURNSA Index	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	5,100	(49)	(10)
GLM	Cap - OTC CPALEMU Index	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	8,600	(391)	(61)
JPM	Cap - OTC CPURNSA Index	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	34,300	(250)	(10)
	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,900	(20)	(1)
	Floor - OTC YOY CPURNSA Index	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	33,100	(374)	(318)
	Floor - OTC YOY CPURNSA Index	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	14,800	(273)	(173)

						$(1,746)	$(587)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Put - OTC 5-Year Interest Rate Swap *	6-Month GBP-LIBOR	Pay	2.185%	08/12/2016	GBP	14,900	$(84)	$(1)
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.400	07/21/2016	$	40,200	(51)	(2)
	Call - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	1.850	07/25/2016		23,700	(37)	(112)
	Put - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Pay	2.250	07/25/2016		23,700	(37)	(4)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770	12/21/2016		46,000	(189)	(188)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.230	07/21/2016		8,100	(37)	(4)
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	10/23/2018		114,000	(1,605)	(748)
FBF	Call - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	2.400	12/05/2016		54,300	(432)	(1,485)
GLM	Call - OTC 2-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	0.890	09/28/2016		196,400	(344)	(298)
	Call - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	1.850	07/18/2016		53,300	(169)	(219)
MYC	Call - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	2.000	07/25/2016		36,800	(110)	(343)
	Put - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Pay	2.500	07/25/2016		14,500	(63)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.765	12/13/2016		61,800	(263)	(235)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	10/17/2018		72,500	(1,439)	(649)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	11/15/2018		21,900	(471)	(208)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	12/10/2018		21,900	(493)	(217)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	03/29/2019		80,800	(1,620)	(912)

								$(7,444)	$(5,625)

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor	0.943%	3-Month USD-LIBOR	12/06/2019	$234,400	$(1,641)	$(1,846)
NGF	Call - OTC 2-Year Interest Rate Floor	0.943	3-Month USD-LIBOR	12/06/2019	238,000	(1,656)	(1,875)

						$(3,297)	$(3,721)

Total Written Options						$(13,319)	$(10,702)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		2,136		(682)		(220)		(1,234)		0
Notional Amount in $	$	743,500		$1,990,770		$(391,500)	$	(260,400)	$	(506,900)	$	1,575,470
Notional Amount in AUD	AUD	0	AUD	6,460	AUD	(6,460)	AUD	0	AUD	0	AUD	0
Notional Amount in EUR	EUR	9,700	EUR	229,120	EUR	(28,100)	EUR	(48,860)	EUR	0	EUR	161,860
Notional Amount in GBP	GBP	0	GBP	14,900	GBP	0	GBP	0	GBP	0	GBP	14,900
Premiums	$	(6,963)		$(13,912)		$3,905	$	1,461	$	2,190	$	(13,319)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (3)	Notional Amount (4)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Volkswagen International Finance NV	1.000%	12/20/2016	0.339%	EUR	460	$(4)	$6	$2	$0
DUB	Italy Government International Bond	1.000	03/20/2019	1.022	$	7,700	(133)	131	0	(2)
GST	Greece Government International Bond	1.000	12/20/2016	11.983		400	(30)	12	0	(18)

							$(167)	$149	$2	$(20)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
								Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	$	4,300	$(224)	$64	$0	$(160)
GST	CMBX.NA.AAA.8 Index	0.500	10/17/2057		1,400	(73)	21	0	(52)

						$(297)	$85	$0	$(212)

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.430%	06/15/2030	GBP	4,900	$1	$593	$594	$0
	Pay	1-Month GBP-UKRPI	3.350	08/15/2030		7,500	(85)	789	704	0
	Receive	3-Month USD-CPURNSA Index	1.715	04/15/2017		$5,800	0	18	18	0
	Receive	3-Month USD-CPURNSA Index	1.010	10/16/2017		9,100	0	58	58	0
	Receive	3-Month USD-CPURNSA Index	1.565	06/07/2018		4,100	0	(2)	0	(2)
	Receive	3-Month USD-CPURNSA Index	1.570	11/23/2020		1,500	0	(7)	0	(7)
	Receive	3-Month USD-CPURNSA Index	1.493	06/30/2021		15,000	0	70	70	0
	Receive	3-Month USD-CPURNSA Index	1.730	08/26/2025		5,600	0	(95)	0	(95)
BPS	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	4,800	23	519	542	0
	Pay	1-Month GBP-UKRPI	3.300	12/15/2030		5,400	24	343	367	0
	Receive	3-Month EUR-EXT-CPI Index	0.550	10/15/2017	EUR	2,200	0	(14)	0	(14)
	Receive	3-Month EUR-EXT-CPI Index	0.806	04/15/2021		1,300	0	(5)	0	(5)
	Receive	3-Month EUR-EXT-CPI Index	1.090	06/15/2026		1,200	0	(11)	0	(11)
	Receive	3-Month USD-CPURNSA Index	2.250	07/15/2017		$87,000	132	(4,994)	0	(4,862)
	Receive	3-Month USD-CPURNSA Index	2.500	07/15/2022		30,300	495	(4,433)	0	(3,938)
BRC	Receive	3-Month USD-CPURNSA Index	2.018	08/19/2017		17,900	0	(622)	0	(622)
CBK	Pay	1-Month GBP-UKRPI	3.430	06/15/2030	GBP	7,700	5	929	934	0
	Pay	1-Month GBP-UKRPI	3.325	08/15/2030		4,300	(14)	388	374	0
	Pay	1-Month GBP-UKRPI	3.275	09/15/2030		6,100	0	446	446	0
	Pay	1-Month GBP-UKRPI	3.140	04/15/2031		2,600	(6)	42	36	0
	Pay	1-Month GBP-UKRPI	3.100	06/15/2031		2,600	0	(19)	0	(19)
	Receive	3-Month EUR-EXT-CPI Index	0.305	09/15/2016	EUR	300	0	(1)	0	(1)
	Pay	3-Month EUR-EXT-CPI Index	0.830	05/15/2018		25,700	0	(26)	0	(26)
	Receive	3-Month EUR-EXT-CPI Index	0.655	08/15/2018		1,500	(2)	(12)	0	(14)
	Receive	3-Month EUR-EXT-CPI Index	0.640	09/15/2018		1,300	0	(11)	0	(11)
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018		2,100	0	(17)	0	(17)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	23

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	3-Month EUR-EXT-CPI Index	0.806%	04/15/2021	EUR	7,440	$0	$(26)	$0	$(26)
	Receive	3-Month EUR-EXT-CPI Index	0.875	05/15/2021		19,500	0	(111)	0	(111)
	Pay	3-Month EUR-EXT-CPI Index	1.178	05/15/2026		4,500	(1)	80	79	0
	Receive	3-Month EUR-EXT-CPI Index	1.090	06/15/2026		1,300	(2)	(9)	0	(11)
DUB	Pay	1-Month GBP-UKRPI	3.350	05/15/2030	GBP	6,000	0	629	629	0
	Pay	1-Month GBP-UKRPI	3.325	08/15/2030		6,000	8	514	522	0
	Receive	3-Month EUR-EXT-CPI Index	0.580	10/15/2017	EUR	3,100	0	(22)	0	(22)
	Receive	3-Month EUR-EXT-CPI Index	0.570	10/15/2017		1,100	0	(8)	0	(8)
	Receive	3-Month EUR-EXT-CPI Index	0.605	09/15/2018		2,300	0	(17)	0	(17)
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018		5,400	3	(48)	0	(45)
	Receive	3-Month EUR-EXT-CPI Index	1.090	06/15/2026		1,300	(2)	(9)	0	(11)
	Receive	3-Month USD-CPURNSA Index	1.940	10/07/2016		$25,800	0	(699)	0	(699)
	Receive	3-Month USD-CPURNSA Index	1.930	02/10/2017		9,200	0	(226)	0	(226)
	Receive	3-Month USD-CPURNSA Index	2.173	11/01/2018		16,200	0	(815)	0	(815)
	Receive	3-Month USD-CPURNSA Index	1.725	03/04/2019		2,925	0	(41)	0	(41)
FBF	Pay	1-Month GBP-UKRPI	3.353	05/15/2030	GBP	1,000	0	105	105	0
GLM	Pay	1-Month GBP-UKRPI	3.320	05/15/2030		1,740	0	168	168	0
	Pay	1-Month GBP-UKRPI	3.400	06/15/2030		1,700	5	187	192	0
	Pay	1-Month GBP-UKRPI	3.325	08/15/2030		17,200	(55)	1,551	1,496	0
	Pay	1-Month GBP-UKRPI	3.358	04/15/2035		2,700	0	329	329	0
	Receive	1-Month GBP-UKRPI	3.145	05/15/2046		5,500	94	(164)	0	(70)
	Receive	1-Month GBP-UKRPI	3.120	06/15/2046		3,400	0	61	61	0
	Receive	3-Month EUR-EXT-CPI Index	0.650	09/15/2018	EUR	1,500	0	(14)	0	(14)
	Receive	3-Month EUR-EXT-CPI Index	1.090	06/15/2026		1,400	0	(12)	0	(12)
	Receive	3-Month USD-CPURNSA Index	2.415	02/12/2017		$43,800	24	(2,303)	0	(2,279)
	Receive	3-Month USD-CPURNSA Index	1.942	04/15/2017		73,000	0	(2,474)	0	(2,474)
	Receive	3-Month USD-CPURNSA Index	2.175	10/01/2018		26,500	49	(1,376)	0	(1,327)
JPM	Pay	1-Month GBP-UKRPI	3.275	09/15/2030	GBP	4,400	0	322	322	0
	Receive	3-Month EUR-EXT-CPI Index	0.580	10/15/2017	EUR	4,500	0	(32)	0	(32)
MYC	Receive	3-Month EUR-EXT-CPI Index	0.623	09/15/2018		2,500	0	(20)	0	(20)
	Receive	3-Month EUR-EXT-CPI Index	0.806	04/15/2021		3,460	0	(12)	0	(12)
	Pay	3-Month USD-CPURNSA Index	2.058	05/12/2025		$5,100	0	248	248	0
RYL	Receive	3-Month USD-CPURNSA Index	1.935	10/23/2016		13,100	(39)	(316)	0	(355)
	Receive	3-Month USD-CPURNSA Index	2.250	07/15/2017		61,200	108	(3,529)	0	(3,421)
SOG	Receive	3-Month EUR-EXT-CPI Index	0.680	10/15/2018	EUR	1,600	1	(16)	0	(15)
	Receive	3-Month USD-CPURNSA Index	1.700	04/15/2017		$400	0	1	1	0
UAG	Receive	3-Month EUR-EXT-CPI Index	0.525	10/15/2017	EUR	9,300	4	(58)	0	(54)
	Receive	3-Month EUR-EXT-CPI Index	0.610	09/15/2018		5,400	0	(42)	0	(42)

							$770	$(14,278)	$8,295	$(21,803)

Total Swap Agreements							$306	$(14,044)	$8,297	$(22,035)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

(j)	Securities with an aggregate market value of $41,833 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$3,268	$0	$1,446	$4,714	$(5,069)	$0	$(104)	$(5,173)	$(459)	$527	$68
BPS	1,544	0	909	2,453	(3,793)	(282)	(8,830)	(12,905)	(10,452)	10,707	255
BRC	78	0	0	78	(79)	(1)	(622)	(702)	(624)	608	(16)
CBK	52	215	1,869	2,136	(2,337)	(314)	(236)	(2,887)	(751)	583	(168)
DUB	0	2,356	1,151	3,507	(1,699)	(847)	(2,046)	(4,592)	(1,085)	577	(508)
FAR	0	1,928	0	1,928	0	(1,846)	0	(1,846)	82	0	82
FBF	0	8	105	113	0	(1,609)	0	(1,609)	(1,496)	1,463	(33)
GLM	331	343	2,246	2,920	(4,969)	(578)	(6,176)	(11,723)	(8,803)	8,474	(329)
GST	0	0	0	0	0	(58)	(70)	(128)	(128)	330	202
HUS	0	0	0	0	(1,338)	0	0	(1,338)	(1,338)	1,267	(71)
JPM	1,570	80	322	1,972	(12,482)	(676)	(32)	(13,190)	(11,218)	10,024	(1,194)
MSB	2,320	0	0	2,320	(2,278)	(52)	0	(2,330)	(10)	70	60
MYC	0	2,581	248	2,829	0	(2,564)	(32)	(2,596)	233	(700)	(467)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
NAB	$123	$0	$0	$123	$(1,058)	$0	$0	$(1,058)	$(935)	$928	$(7)
NGF	0	3,616	0	3,616	0	(1,875)	0	(1,875)	1,741	(1,690)	51
RYL	0	2	0	2	0	0	(3,776)	(3,776)	(3,774)	3,760	(14)
SCX	77	0	0	77	(241)	0	0	(241)	(164)	321	157
SOG	0	0	1	1	(29)	0	(15)	(44)	(43)	0	(43)
TDM	0	0	0	0	(1,744)	0	0	(1,744)	(1,744)	0	(1,744)
UAG	529	0	0	529	(199)	0	(96)	(295)	234	(280)	(46)
TOR	0	0	0	0	0	0	0	0	0	1,683	1,683

Total Over the Counter	$9,892	$11,129	$8,297	$29,318	$(37,315)	$(10,702)	$(22,035)	$(70,052)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$71	$0	$0	$0	$410	$481
Swap Agreements *	0	0	0	0	1,919	1,919

	$71	$0	$0	$0	$2,329	$2,400

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,892	$0	$9,892
Purchased Options	0	0	0	0	11,129	11,129
Swap Agreements	0	2	0	0	8,295	8,297

	$0	$2	$0	$9,892	$19,424	$29,318

	$71	$2	$0	$9,892	$21,753	$31,718

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$428	$428
Swap Agreements *	0	221	0	0	94	315

	$0	$221	$0	$0	$522	$743

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$37,315	$0	$37,315
Written Options	0	106	0	663	9,933	10,702
Swap Agreements	0	232	0	0	21,803	22,035

	$0	$338	$0	$37,978	$31,736	$70,052

	$0	$559	$0	$37,978	$32,258	$70,795

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$135	$135
Futures	404	0	0	0	(5,683)	(5,279)
Swap Agreements	0	557	0	0	(34,716)	(34,159)

	$404	$557	$0	$0	$(40,264)	$(39,303)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	25

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

June 30, 2016 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,371	$0	$1,371
Purchased Options	0	0	0	0	(3,967)	(3,967)
Written Options	0	147	0	626	3,140	3,913
Swap Agreements	0	911	0	65	390	1,366

	$0	$1,058	$0	$2,062	$(437)	$2,683

	$404	$1,615	$0	$2,062	$(40,701)	$(36,620)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(241)	$0	$0	$0	$171	$(70)
Swap Agreements	0	(647)	0	0	(22,682)	(23,329)

	$(241)	$(647)	$0	$0	$(22,511)	$(23,399)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(34,025)	$0	$(34,025)
Purchased Options	0	0	0	(119)	(1,778)	(1,897)
Written Options	0	126	0	(274)	(594)	(742)
Swap Agreements	0	(431)	0	0	7,289	6,858

	$0	$(305)	$0	$(34,418)	$4,917	$(29,806)

	$(241)	$(952)	$0	$(34,418)	$(17,594)	$(53,205)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$193	$0	$193
Corporate Bonds & Notes
Banking & Finance	0	253,364	0	253,364
Industrials	0	30,199	0	30,199
Utilities	0	10,278	0	10,278
Municipal Bonds & Notes
West Virginia	0	639	0	639
U.S. Government Agencies	0	204,700	0	204,700
U.S. Treasury Obligations	0	2,675,812	0	2,675,812
Non-Agency Mortgage- Backed Securities	0	92,141	0	92,141
Asset-Backed Securities	0	81,923	0	81,923
Sovereign Issues	0	249,845	0	249,845
Short-Term Instruments
Repurchase Agreements	0	16,318	0	16,318
U.S. Treasury Bills	0	6,888	0	6,888

	$0	$3,622,300	$0	$3,622,300

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$503,928	$0	$0	$503,928

Total Investments	$503,928	$3,622,300	$0	$4,126,228

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(5,360)	$0	$(5,360)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	481	1,919	0	2,400
Over the counter	0	29,318	0	29,318

	$481	$31,237	$0	$31,718

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(428)	(315)	0	(743)
Over the counter	0	(70,052)	0	(70,052)

	$(428)	$(70,367)	$0	$(70,795)

Totals	$503,981	$3,577,810	$0	$4,081,791

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2016 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class, and Advisor Class shares of the PIMCO Real Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

SEMIANNUAL REPORT	JUNE 30, 2016	27

Notes to Financial Statements (Cont.)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets.

Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official

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closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker

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Notes to Financial Statements (Cont.)

Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term debt investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company

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Notes to Financial Statements (Cont.)

created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$36,839	$4,047,254	$(3,580,400)	$49	$186	$503,928	$554	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio.

A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio

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may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential

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Notes to Financial Statements (Cont.)

mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities.

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Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated

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Notes to Financial Statements (Cont.)

as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  The Portfolio may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the

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term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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Notes to Financial Statements (Cont.)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies,

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inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the

International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to

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Notes to Financial Statements (Cont.)

the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements,

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collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	0.25%
Administrative Class	0.25%
Advisor Class	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an

SEMIANNUAL REPORT	JUNE 30, 2016	41

Notes to Financial Statements (Cont.)

additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets except PIMCO All Asset Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$42,686	$7,809

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2016, were as follows (amounts in thousands):

U S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,762,702	$1,707,531	$263,859	$366,541

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,504	$30,962	3,239	$41,220
Administrative Class	8,836	108,576	15,642	199,728
Advisor Class	892	10,925	5,974	76,807
Issued as reinvestment of distributions
Institutional Class	124	1,539	616	7,388
Administrative Class	1,536	19,098	7,320	87,630
Advisor Class	386	4,802	1,799	21,499

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

	Six Months Ended 06/30/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount
Cost of shares redeemed
Institutional Class	(6,368)	$(79,226)	(2,327)	$(29,633)
Administrative Class	(26,414)	(324,349)	(39,005)	(498,829)
Advisor Class	(2,805)	(34,321)	(2,346)	(29,871)
Net increase (decrease) resulting from Portfolio share transactions	(21,309)	$(261,994)	(9,088)	$(124,061)

As of June 30, 2016, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 50% of the Portfolio. One shareholder is a related party and comprises 16% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2015, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	JUNE 30, 2016	43

Notes to Financial Statements (Cont.)

June 30, 2016 (Unaudited)

As of December 31, 2015 the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Real Return Portfolio	$38,568	$52,195

As of June 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$4,083,542	$82,222	$(39,536)	$42,686

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

44	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GSC	Goldman Sachs & Co.	NOM	Nomura Securities International Inc.
BOA	Bank of America N.A.	GST	Goldman Sachs International	RDR	RBC Capital Markets
BPG	BNP Paribas Securities Corp.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CBK	Citibank N.A.	MSB	Morgan Stanley Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	TDM	TD Securities (USA) LLC
FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.	TOR	Toronto Dominion Bank
FBF	Credit Suisse International	NAB	National Australia Bank Ltd.	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	INR	Indian Rupee	NZD	New Zealand Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	TWD	Taiwanese Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	USD (or $)	United States Dollar
COP	Colombian Peso	MXN	Mexican Peso	ZAR	South African Rand
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index
CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index
CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ALT	Alternate Loan Trust	NCUA	National Credit Union Administration	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit	YOY	Year-Over-Year
LIBOR	London Interbank Offered Rate

SEMIANNUAL REPORT	JUNE 30, 2016	45

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT16SAR_063016

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2016

PIMCO Short-Term Portfolio

Share Classes

■	Institutional
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Outside of the reporting period, PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st.

The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the six-month fiscal reporting period include:

■

The first segment of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit, pushing government sovereign yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve (“Fed”) on hold at their June 2016 meeting, after having slightly raised interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term interest rates rose with the initial Fed rate hike in December 2015. Revised first quarter 2016 U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23, 2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the Pound Sterling and European and Japanese equities, most asset classes generally recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.37% for the reporting period. Yields declined across the majority of the U.S. Treasury yield curve as a more dovish tone from the Fed coupled with the surprise result of the U.K. referendum pushed expectations for policy normalization further into the future. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.27% on December 31, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.31% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 6.24% over the reporting period. U.S. real interest rates followed nominal yields sharply lower as concerns surrounding China’s growth prospects early in the reporting period coupled with uncertainty over the U.K. referendum created a strong flight-to-quality bid and more tempered expectations for near-term Fed rate hikes.

2	PIMCO VARIABLE INSURANCE TRUST

Despite posting positive absolute returns, U.S. TIPS were outpaced by comparable nominal U.S. Treasuries as market-based inflation expectations ended the period lower. U.S. breakeven inflation rates were pressured lower by low headline inflation data and outsized demand for safe-haven nominal U.S. Treasuries.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 13.25% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and precious metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by strong demand and production outages. Within precious metals, gold prices were the beneficiary of strong safe-haven demand around risk-off events, particularly in June 2016 following the U.K.’s historic vote to leave the European Union. Agriculture commodity prices also advanced over the period, led by sugar prices which rallied on Brazilian rainfall, Indian import demand as well as strength in the Brazilian real.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 3.11% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and refinancing concerns. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals. Positive representation and warranty settlement developments also benefited the sector.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.54% over the reporting period, as falling credit yields and a commodity-fueled rally drove returns over the reporting period. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 8.02% over the reporting period. Strong performance from commodity sectors and risk-on sentiment drove returns, as asset sales and equity issuance strengthened balance sheets. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher-yielding instruments.

■

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.90% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 14.02% over the reporting period. The slowdown in China continued apace, though policymakers have used expanded credit availability and a gradual depreciation of the Chinese currency to soften the landing. Higher commodity prices and improving terms of trade helped EM currencies broadly gain during the reporting period.

■

Global equity markets showed mixed performance amid a period marked by economic uncertainty, increased volatility and concerns around the U.K. referendum. U.S. equities, as represented by the S&P 500 Index, returned 3.84% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 6.41% over the same period. In contrast, developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 4.42% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2016	3

Important Information About the PIMCO Short-Term Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign

(non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In

4	PIMCO VARIABLE INSURANCE TRUST

certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Short-Term Portfolio	09/30/99	04/28/00	—	09/30/99	09/30/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2016	5

PIMCO Short-Term Portfolio

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	67.1%
Asset-Backed Securities	9.6%
U.S. Treasury Obligations	6.7%
Short-Term Instruments‡	5.8%
Non-Agency Mortgage-Backed Securities	4.7%
Other	6.1%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Inception**
PIMCO Short-Term Portfolio Institutional Class	0.70%	0.78%	1.26%	2.42%	2.88%
PIMCO Short-Term Portfolio Administrative Class	0.63%	0.62%	1.10%	2.26%	2.83%
PIMCO Short-Term Portfolio Advisor Class	0.58%	0.52%	1.00%	—	1.22%
Citi 3-Month Treasury Bill Index±	0.12%	0.14%	0.06%	0.96%	1.79%***

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** For class inception dates please refer to the Important Information.

*** Average annual total return since 09/30/1999.

± Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.47% for Institutional Class shares, 0.62% for Administrative Class shares, and 0.72% for Advisor Class shares.

Investment Objective and Strategy Overview

»

PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

Following are key factors impacting the Portfolio’s performance during the reporting period:

»	An overweight to investment grade credit spread duration contributed to relative performance, as investment grade credit spreads generally tightened.

»	An overweight to high-yield credit spread duration contributed to relative performance, as high-yield credit spreads generally tightened.

»	Exposure to U.S. dollar-denominated emerging market spread duration positively contributed to relative performance, as emerging market spreads tightened.

»	An overweight to Australian duration benefited relative performance, as Australian interest rates declined.

»	Short exposure to the Japanese yen detracted from relative performance, as the yen appreciated relative to the U.S. dollar.

»	Underweight exposure to U.K. duration detracted from relative performance, as U.K. interest rates generally declined.

»	An underweight to U.S. duration detracted from relative performance, as U.S. interest rates generally declined.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Short-Term Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,007.00	$2.36	$1,000.00	$1,022.11	$2.37	0.47%
Administrative Class	1,000.00	1,006.30	3.09	1,000.00	1,021.37	3.11	0.62
Advisor Class	1,000.00	1,005.80	3.58	1,000.00	1,020.88	3.61	0.72

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2016	7

Financial Highlights PIMCO Short-Term Portfolio

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions(b)
Institutional Class
01/01/2016 - 06/30/2016+	$10.27	$0.08	$(0.01)	$0.07	$(0.08)	$0.00	$(0.08)
12/31/2015	10.26	0.11	0.02	0.13	(0.11)	(0.01)	(0.12)
12/31/2014	10.27	0.08	0.01	0.09	(0.09)	(0.01)	(0.10)
12/31/2013	10.29	0.10	(0.03)	0.07	(0.09)	0.00	(0.09)
12/31/2012	10.12	0.11	0.19	0.30	(0.11)	(0.02)	(0.13)
12/31/2011	10.18	0.11	(0.04)	0.07	(0.11)	(0.02)	(0.13)
Administrative Class
01/01/2016 - 06/30/2016+	10.27	0.07	(0.01)	0.06	(0.07)	0.00	(0.07)
12/31/2015	10.26	0.09	0.03	0.12	(0.10)	(0.01)	(0.11)
12/31/2014	10.27	0.06	0.01	0.07	(0.07)	(0.01)	(0.08)
12/31/2013	10.29	0.08	(0.02)	0.06	(0.08)	0.00	(0.08)
12/31/2012	10.12	0.09	0.19	0.28	(0.09)	(0.02)	(0.11)
12/31/2011	10.18	0.09	(0.03)	0.06	(0.10)	(0.02)	(0.12)
Advisor Class
01/01/2016 - 06/30/2016+	10.27	0.07	(0.01)	0.06	(0.07)	0.00	(0.07)
12/31/2015	10.26	0.08	0.03	0.11	(0.09)	(0.01)	(0.10)
12/31/2014	10.27	0.05	0.01	0.06	(0.06)	(0.01)	(0.07)
12/31/2013	10.29	0.07	(0.02)	0.05	(0.07)	0.00	(0.07)
12/31/2012	10.12	0.08	0.19	0.27	(0.08)	(0.02)	(0.10)
12/31/2011	10.18	0.08	(0.03)	0.05	(0.09)	(0.02)	(0.11)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$10.26	0.70%	$6,906	0.47	%*	0.45	%*	1.58	%*	715%
10.27	1.26	5,872	0.47		0.45		1.04		756
10.26	0.86	6,217	0.46		0.45		0.76		328
10.27	0.72	7,865	0.46		0.45		0.96		134
10.29	2.93	9,082	0.45		0.45		1.04		103
10.12	0.66	7,807	0.45		0.45		1.07		225

10.26	0.63	140,522	0.62	*	0.60	*	1.41	*	715
10.27	1.11	139,039	0.62		0.60		0.91		756
10.26	0.71	108,802	0.61		0.60		0.61		328
10.27	0.57	72,378	0.61		0.60		0.79		134
10.29	2.78	43,217	0.60		0.60		0.90		103
10.12	0.51	33,688	0.60		0.60		0.90		225

10.26	0.58	121,973	0.72	*	0.70	*	1.31	*	715
10.27	1.01	125,889	0.72		0.70		0.80		756
10.26	0.61	111,808	0.71		0.70		0.51		328
10.27	0.47	98,373	0.71		0.70		0.69		134
10.29	2.67	50,402	0.70		0.70		0.79		103
10.12	0.41	28,147	0.70		0.70		0.82		225

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	9

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2016

Assets:
Investments, at value
Investments in securities*	$276,163
Investments in Affiliates	866
Financial Derivative Instruments
Exchange-traded or centrally cleared	19
Over the counter	905
Cash	9
Deposits with counterparty	1,202
Foreign currency, at value	435
Receivable for investments sold	2,633
Receivable for Portfolio shares sold	938
Interest and/or dividends receivable	1,529
Dividends receivable from Affiliates	1
Total Assets	284,700

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$8,523
Financial Derivative Instruments
Exchange-traded or centrally cleared	28
Over the counter	768
Payable for investments purchased	4,371
Payable for investments in Affiliates purchased	1
Deposits from counterparty	530
Payable for Portfolio shares redeemed	937
Accrued investment advisory fees	54
Accrued supervisory and administrative fees	44
Accrued distribution fees	25
Accrued servicing fees	17
Other liabilities	1
Total Liabilities	15,299

Net Assets	$269,401

Net Assets Consist of:
Paid in capital	$269,182
Undistributed net investment income	2,408
Accumulated undistributed net realized (loss)	(1,556)
Net unrealized (depreciation)	(633)

Net Assets	$269,401

Net Assets:
Institutional Class	$6,906
Administrative Class	140,522
Advisor Class	121,973

Shares Issued and Outstanding:
Institutional Class	673
Administrative Class	13,702
Advisor Class	11,894

Net Asset Value Per Share Outstanding:
Institutional Class	$10.26
Administrative Class	10.26
Advisor Class	10.26

Cost of investments in securities	$276,129
Cost of investments in Affiliates	$866
Cost of foreign currency held	$445
Cost or premiums of financial derivative instruments, net	$(110)

* Includes repurchase agreements of:	$472

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2016 (Unaudited)

Investment Income:
Interest, net of foreign taxes*	$2,664
Dividends	3
Dividends from Investments in Affiliates	13
Total Income	2,680

Expenses:
Investment advisory fees	329
Supervisory and administrative fees	263
Servicing fees - Administrative Class	103
Distribution and/or servicing fees - Advisor Class	149
Trustee fees	2
Interest expense	31
Total Expenses	877

Net Investment Income	1,803

Net Realized (Loss):
Investments in securities	(1,396)
Investments in Affiliates	(55)
Exchange-traded or centrally cleared financial derivative instruments	(721)
Over the counter financial derivative instruments	(63)
Foreign currency	(100)

Net Realized (Loss)	(2,335)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	2,919
Investments in Affiliates	59
Exchange-traded or centrally cleared financial derivative instruments	(1,162)
Over the counter financial derivative instruments	148

Net Change in Unrealized Appreciation	1,964

Net Increase in Net Assets Resulting from Operations	$1,432

* Foreign tax withholdings	$1

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	11

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,803	$2,050
Net realized gain (loss)	(2,335)	1,133
Net change in unrealized appreciation (depreciation)	1,964	(651)

Net Increase in Net Assets Resulting from Operations	1,432	2,532

Distributions to Shareholders:
From net investment income
Institutional Class	(53)	(67)
Administrative Class	(1,013)	(1,130)
Advisor Class	(820)	(1,008)
From net realized capital gains
Institutional Class	0	(3)
Administrative Class	0	(69)
Advisor Class	0	(67)

Total Distributions(a)	(1,886)	(2,344)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(945)	43,785

Total Increase (Decrease) in Net Assets	(1,399)	43,973

Net Assets:
Beginning of period	270,800	226,827
End of period*	$269,401	$270,800

* Including undistributed net investment income of:	$2,408	$2,491

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

June 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.5%

BANK LOAN OBLIGATIONS 2.0%
Avago Technologies Cayman Ltd.
4.250% due 02/01/2023	$299	$300
Community Health Systems, Inc.
3.924% due 12/31/2018	966	960
Dell International LLC
4.000% due 04/29/2020	1,095	1,094
Dell, Inc.
3.750% due 10/29/2018	584	584
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016	1,100	1,100
FCA US LLC
3.500% due 05/24/2017	638	638
Las Vegas Sands LLC
3.250% due 12/19/2020	398	398
T-Mobile USA, Inc.
3.500% due 11/09/2022	199	200

Total Bank Loan Obligations (Cost $5,274)		5,274

CORPORATE BONDS & NOTES 69.0%

BANKING & FINANCE 35.0%
Ally Financial, Inc.
2.750% due 01/30/2017	200	202
3.250% due 02/13/2018	700	702
3.500% due 07/18/2016	800	801
4.125% due 03/30/2020	800	804
5.500% due 02/15/2017	900	915
American Express Credit Corp.
1.706% due 09/14/2020	500	502
American Tower Corp.
3.400% due 02/15/2019	300	313
4.500% due 01/15/2018	200	209
Aviation Capital Group Corp.
2.875% due 09/17/2018	1,900	1,883
Banco Santander Brasil S.A.
4.625% due 02/13/2017	1,300	1,320
Banco Santander Chile
1.529% due 04/11/2017	500	501
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.676% due 09/14/2018	1,500	1,504
BBVA Banco Continental S.A.
2.250% due 07/29/2016	1,300	1,297
Bear Stearns Cos. LLC
7.250% due 02/01/2018	600	654
BGC Partners, Inc.
5.125% due 05/27/2021	200	204
BOC Aviation Ltd.
2.875% due 10/10/2017	430	436
CIT Group, Inc.
4.250% due 08/15/2017	300	306
5.250% due 03/15/2018	500	516
5.500% due 02/15/2019	2,000	2,098
Citigroup, Inc.
1.946% due 10/26/2020	1,300	1,309
2.011% due 03/30/2021	1,600	1,612
Commerzbank AG
0.393% due 09/20/2017	2,100	2,060
Commerzbank Finance & Covered Bond S.A.
0.393% due 03/20/2017	200	198
Cooperatieve Rabobank UA
8.375% due 07/26/2016 (e)	1,500	1,508
8.400% due 06/29/2017 (e)	500	524
Credit Agricole S.A.
1.428% due 04/15/2019	300	299
1.628% due 06/10/2020	2,100	2,097
8.125% due 09/19/2033	200	215
Credit Suisse Group Funding Guernsey Ltd.
2.923% due 04/16/2021	3,000	3,027

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DBS Bank Ltd.
1.238% due 07/15/2021		$2,000	$2,001
3.625% due 09/21/2022		250	256
Eksportfinans ASA
5.500% due 06/26/2017		1,090	1,129
Ford Motor Credit Co. LLC
1.181% due 09/08/2017		3,700	3,689
1.250% due 12/06/2017		400	398
1.569% due 01/09/2018		1,300	1,300
General Motors Financial Co., Inc.
1.989% due 04/10/2018		800	803
2.188% due 01/15/2020		1,269	1,257
2.625% due 07/10/2017		1,000	1,010
3.000% due 09/25/2017		100	102
4.750% due 08/15/2017		1,050	1,084
6.750% due 06/01/2018		675	734
Goldman Sachs Group, Inc.
1.853% due 09/15/2020		1,450	1,448
2.274% due 11/29/2023		1,325	1,327
7.750% due 11/23/2016	AUD	1,300	989
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		$500	581
HBOS PLC
1.331% due 09/30/2016		1,000	1,000
1.380% due 09/06/2017		2,300	2,289
HSBC Holdings PLC
2.322% due 05/25/2021		2,200	2,203
2.901% due 03/08/2021		800	820
Hyundai Capital Services, Inc.
1.447% due 03/18/2017		200	200
ICICI Bank Ltd.
4.750% due 11/25/2016		250	253
Industrial Bank of Korea
2.375% due 07/17/2017		1,000	1,012
ING Bank NV
1.336% due 10/01/2019		1,500	1,480
International Lease Finance Corp.
3.875% due 04/15/2018		400	408
8.750% due 03/15/2017		2,000	2,092
Intesa Sanpaolo SpA
2.375% due 01/13/2017		2,600	2,610
JPMorgan Chase & Co.
1.072% due 05/30/2017	GBP	100	132
1.843% due 10/29/2020		$1,200	1,213
7.900% due 04/30/2018 (e)		900	919
LeasePlan Corp. NV
2.500% due 05/16/2018		1,040	1,041
2.875% due 01/22/2019		1,300	1,301
3.000% due 10/23/2017		1,100	1,108
Lloyds Bank PLC
1.175% due 03/16/2018		300	298
Macquarie Group Ltd.
3.000% due 12/03/2018		1,550	1,593
7.625% due 08/13/2019		1,700	1,975
Mitsubishi UFJ Lease & Finance Co. Ltd.
1.413% due 07/23/2019		900	895
Mizuho Financial Group, Inc.
2.111% due 04/12/2021		2,200	2,220
MUFG Americas Holdings Corp.
1.202% due 02/09/2018		2,000	1,992
MUFG Capital Finance Ltd.
4.850% due 07/25/2016 (e)	EUR	100	111
5.271% due 01/25/2017 (e)		200	227
6.299% due 01/25/2017 (e)	GBP	400	551
Navient Corp.
4.625% due 09/25/2017		$600	606
5.500% due 01/15/2019		600	605
8.450% due 06/15/2018		200	217
Piper Jaffray Cos.
3.631% due 05/31/2017		200	200
5.060% due 10/09/2018		400	404
Progressive Corp.
6.700% due 06/15/2067		200	184

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QNB Finance Ltd.
1.888% due 10/31/2016	$1,000	$1,002
Reliance Standard Life Global Funding
2.150% due 10/15/2018	300	303
Royal Bank of Scotland PLC
9.500% due 03/16/2022	500	521
Santander Bank N.A.
1.561% due 01/12/2018	300	298
Santander Holdings USA, Inc.
2.115% due 11/24/2017	400	400
Santander UK PLC
1.511% due 08/24/2018	1,000	998
Springleaf Finance Corp.
6.900% due 12/15/2017	900	935
Sumitomo Mitsui Financial Group, Inc.
2.337% due 03/09/2021	400	408
Synchrony Financial
1.867% due 02/03/2020	500	485
1.875% due 08/15/2017	400	401
2.032% due 11/09/2017	400	400
UBS Group Funding Jersey Ltd.
2.080% due 09/24/2020	750	751
2.409% due 04/14/2021	2,900	2,933
Unibail-Rodamco SE
1.403% due 04/16/2019	1,500	1,492
United Overseas Bank Ltd.
2.875% due 10/17/2022	200	203
VEREIT Operating Partnership LP
2.000% due 02/06/2017	2,600	2,619
Vonovia Finance BV
3.200% due 10/02/2017	1,200	1,224
Weyerhaeuser Co.
6.950% due 08/01/2017	493	520

		94,176

INDUSTRIALS 24.5%
Abu Dhabi National Energy Co. PJSC
5.875% due 10/27/2016	1,000	1,015
Actavis Funding SCS
1.736% due 03/12/2018	1,100	1,104
1.850% due 03/01/2017	900	903
1.911% due 03/12/2020	3,318	3,330
Amgen, Inc.
1.034% due 05/22/2017	2,250	2,251
Anheuser-Busch InBev Finance, Inc.
1.897% due 02/01/2021	400	412
Asciano Finance Ltd.
5.000% due 04/07/2018	500	517
BAT International Finance PLC
1.163% due 06/15/2018	100	100
2.125% due 06/07/2017	450	454
Baxalta, Inc.
2.000% due 06/22/2018	300	300
BMW U.S. Capital LLC
1.026% due 06/02/2017	1,400	1,401
Central Nippon Expressway Co. Ltd.
2.369% due 09/10/2018	250	255
Chevron Corp.
1.576% due 05/16/2021	3,000	3,019
CNPC General Capital Ltd.
2.750% due 04/19/2017	500	505
ConocoPhillips Co.
1.526% due 05/15/2022	1,200	1,140
Continental Airlines Pass-Through Trust
5.500% due 04/29/2022	187	193
9.000% due 01/08/2018	521	521
D.R. Horton, Inc.
3.625% due 02/15/2018	200	204
3.750% due 03/01/2019	400	407
Daimler Finance North America LLC
1.347% due 08/03/2017	3,800	3,803

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.497% due 08/01/2018	$500	$501
1.650% due 03/02/2018	250	251
1.875% due 01/11/2018	200	202
Devon Energy Corp.
1.193% due 12/15/2016	1,355	1,347
Diamond 1 Finance Corp.
3.480% due 06/01/2019	400	410
eBay, Inc.
0.834% due 07/28/2017	300	299
1.117% due 08/01/2019	1,600	1,574
2.500% due 03/09/2018	900	917
El Paso Natural Gas Co. LLC
5.950% due 04/15/2017	1,000	1,030
Enbridge, Inc.
1.136% due 06/02/2017	500	491
Energy Transfer Partners LP
2.500% due 06/15/2018	250	249
6.125% due 02/15/2017	200	205
9.000% due 04/15/2019	400	447
Express Scripts Holding Co.
2.650% due 02/15/2017	1,000	1,011
Georgia-Pacific LLC
2.539% due 11/15/2019	600	615
Hess Corp.
1.300% due 06/15/2017	200	199
Hewlett Packard Enterprise Co.
2.394% due 10/05/2017	750	758
2.584% due 10/05/2018	750	761
Hyundai Capital America
4.000% due 06/08/2017	500	513
Imperial Tobacco Finance PLC
2.050% due 02/11/2018	250	252
2.050% due 07/20/2018	1,200	1,214
2.950% due 07/21/2020	500	515
Kinder Morgan Energy Partners LP
6.000% due 02/01/2017	250	256
Kinder Morgan, Inc.
7.000% due 06/15/2017	550	573
7.250% due 06/01/2018	900	974
KLA-Tencor Corp.
3.375% due 11/01/2019	150	155
Korea National Oil Corp.
3.125% due 04/03/2017	200	203
Kraft Heinz Foods Co.
1.600% due 06/30/2017	500	502
Lafarge S.A.
6.500% due 07/15/2016	250	250
MGM Resorts International
7.625% due 01/15/2017	400	413
8.625% due 02/01/2019	300	338
Mylan, Inc.
1.350% due 11/29/2016	500	499
NBCUniversal Enterprise, Inc.
1.313% due 04/15/2018	1,000	1,005
Nissan Motor Acceptance Corp.
1.231% due 03/03/2017	600	600
1.340% due 09/26/2016	1,200	1,201
1.454% due 04/06/2018	500	500
1.671% due 03/08/2019	1,100	1,105
1.950% due 09/12/2017	600	605
ONEOK Partners LP
6.150% due 10/01/2016	500	505
Ooredoo International Finance Ltd.
3.375% due 10/14/2016	1,300	1,308
Phillips 66
2.950% due 05/01/2017	100	101
Pioneer Natural Resources Co.
6.650% due 03/15/2017	1,300	1,346
QUALCOMM, Inc.
1.186% due 05/20/2020	500	488
Reynolds American, Inc.
2.300% due 06/12/2018	750	762
S&P Global, Inc.
2.500% due 08/15/2018	300	306

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sabine Pass LNG LP
7.500% due 11/30/2016		$400	$408
SBA Tower Trust
5.101% due 04/15/2042		250	251
Southern Natural Gas Co. LLC
5.900% due 04/01/2017		600	616
Symantec Corp.
2.750% due 06/15/2017		250	251
Takeda Pharmaceutical Co. Ltd.
1.625% due 03/17/2017		250	251
Telefonica Emisiones S.A.U.
1.292% due 06/23/2017		2,900	2,897
Time Warner Cable, Inc.
5.850% due 05/01/2017		1,500	1,553
6.750% due 07/01/2018		900	988
Toll Brothers Finance Corp.
8.910% due 10/15/2017		200	218
Total Capital International S.A.
1.200% due 08/10/2018		81	81
UAL Pass-Through Trust
9.750% due 07/15/2018		323	335
10.400% due 05/01/2018		34	35
USG Corp.
6.300% due 11/15/2016		500	511
7.875% due 03/30/2020		300	313
9.750% due 01/15/2018		1,550	1,707
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020		200	172
Volkswagen Group of America Finance LLC
1.600% due 11/20/2017		200	200
Volkswagen International Finance NV
1.066% due 11/18/2016		2,000	1,997
VW Credit, Inc.
1.060% due 06/26/2017		1,400	1,373
Whirlpool Corp.
1.650% due 11/01/2017		200	201
Wind Acquisition Finance S.A.
3.751% due 07/15/2020	EUR	200	216
Woodside Finance Ltd.
4.600% due 05/10/2021		$900	954
Wyndham Worldwide Corp.
2.500% due 03/01/2018		250	253
Wynn Las Vegas LLC
5.500% due 03/01/2025		100	97
ZF North America Capital, Inc.
4.000% due 04/29/2020		200	206
Zimmer Biomet Holdings, Inc.
1.450% due 04/01/2017		300	300

			65,974

UTILITIES 9.5%
AT&T, Inc.
1.561% due 06/30/2020		1,300	1,296
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	300	419
6.500% due 11/30/2072		$900	940
BP Capital Markets PLC
0.980% due 02/10/2017		100	100
1.270% due 09/26/2018		1,000	997
CNOOC Nexen Finance ULC
1.625% due 04/30/2017		300	301
Dayton Power & Light Co.
1.875% due 09/15/2016		1,000	1,001
Dominion Resources, Inc.
2.125% due 02/15/2018		2,700	2,701
Enel Finance International NV
6.250% due 09/15/2017		200	211
FirstEnergy Corp.
2.750% due 03/15/2018		400	405
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		1,050	1,105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017	$500	$506
Korea Hydro & Nuclear Power Co. Ltd.
1.434% due 05/22/2017	1,000	999
Korea Western Power Co. Ltd.
3.125% due 05/10/2017	250	253
National Grid North America, Inc.
1.294% due 08/21/2017	2,600	2,593
NextEra Energy Capital Holdings, Inc.
2.056% due 09/01/2017	300	302
Petroleos Mexicanos
5.750% due 03/01/2018	500	524
Shell International Finance BV
1.080% due 05/11/2020	300	296
Sinopec Group Overseas Development Ltd.
1.409% due 04/10/2017	1,300	1,302
1.750% due 04/10/2017	750	753
Sprint Communications, Inc.
6.000% due 12/01/2016	1,800	1,816
8.375% due 08/15/2017	1,100	1,133
TECO Finance, Inc.
1.229% due 04/10/2018	150	148
Telecom Italia Capital S.A.
6.999% due 06/04/2018	500	544
Verizon Communications, Inc.
1.426% due 06/17/2019	300	302
2.406% due 09/14/2018	3,550	3,640
Williams Partners LP
7.250% due 02/01/2017	1,100	1,132

		25,719

Total Corporate Bonds & Notes (Cost $185,790)		185,869

MUNICIPAL BONDS & NOTES 0.6%

ARKANSAS 0.0%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.562% due 11/25/2043	109	108

CALIFORNIA 0.5%
California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019	800	823
University of California Revenue Bonds, Series 2011
0.957% due 07/01/2041	500	500

		1,323

NORTH CAROLINA 0.1%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
1.150% due 12/01/2033	220	219

Total Municipal Bonds & Notes (Cost $1,629)		1,650

U.S. GOVERNMENT AGENCIES 1.4%
Fannie Mae
0.523% due 12/25/2036	10	10
0.573% due 03/25/2034	8	8
0.603% due 08/25/2034	2	2
0.653% due 02/25/2037 - 10/27/2037	104	103
0.803% due 05/25/2042	6	6
1.003% due 09/25/2041	145	145
1.033% due 06/25/2041	118	119
1.133% due 12/25/2037	59	59
1.136% due 01/01/2021	182	183
1.610% due 03/01/2044 - 07/01/2044	25	25
2.630% due 10/01/2031	1	1
Freddie Mac
0.493% due 12/25/2036	21	21

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.892% due 09/15/2041		$66	$66
1.142% due 02/15/2038		62	63
1.610% due 10/25/2044 - 02/25/2045		179	185
1.810% due 07/25/2044		33	34
Ginnie Mae
0.986% due 04/20/2062		293	292
1.000% due 01/20/2066		1,000	1,011
1.136% due 02/20/2062		237	238
1.236% due 01/20/2066		499	499
1.436% due 03/20/2066		501	506
2.000% due 02/20/2032		6	7
NCUA Guaranteed Notes
0.795% due 12/07/2020		83	82

Total U.S. Government Agencies (Cost $3,640)			3,665

U.S. TREASURY OBLIGATIONS 6.8%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2020 (g)		17,979	18,403

Total U.S. Treasury Obligations (Cost $18,204)			18,403

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.8%
Banc of America Commercial Mortgage Trust
5.347% due 10/10/2045		902	909
BCAP LLC Trust
2.582% due 11/26/2035		17	17
Bear Stearns Adjustable Rate Mortgage Trust
2.937% due 01/25/2034		4	4
Bear Stearns ALT-A Trust
2.902% due 09/25/2035		22	19
CDGJ Commercial Mortgage Trust
1.842% due 12/15/2027		473	473
Citigroup Mortgage Loan Trust, Inc.
2.430% due 09/25/2035		8	8
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		570	579
Countrywide Commercial Mortgage Trust
6.275% due 11/12/2043		187	191
Countrywide Home Loan Reperforming REMIC Trust
0.793% due 06/25/2035		11	10
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		426	428
6.268% due 02/15/2041		700	729
Credit Suisse First Boston Mortgage Securities Corp.
1.054% due 03/25/2032		3	3
2.539% due 06/25/2033		13	12
Eurosail PLC
0.874% due 06/13/2045	GBP	215	283
First Republic Mortgage Loan Trust
0.742% due 08/15/2032		$10	9
GreenPoint Mortgage Funding Trust
0.893% due 06/25/2045		28	24
Greenwich Capital Commercial Funding Corp. Trust
5.444% due 03/10/2039		751	758
GS Mortgage Securities Trust
5.988% due 08/10/2045		436	447
GSR Mortgage Loan Trust
2.876% due 09/25/2035		14	14
HarborView Mortgage Loan Trust
0.668% due 05/19/2035		38	31
Hudson’s Bay Simon JV Trust
2.043% due 08/05/2034		300	300
JPMorgan Chase Commercial Mortgage Securities Trust
5.397% due 05/15/2045		398	398
5.440% due 06/12/2047		427	434
5.887% due 02/12/2049		485	496
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.882% due 12/15/2030		4	4

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
1.457% due 10/25/2035		$8	$8
Merrill Lynch/Countrywide Commercial Mortgage Trust
6.071% due 08/12/2049		689	712
Morgan Stanley Capital Trust
5.902% due 04/12/2049		300	302
MortgageIT Trust
1.093% due 02/25/2035		400	387
RBSSP Resecuritization Trust
0.946% due 10/26/2036		86	84
2.379% due 10/25/2035		1,425	1,439
RFTI Issuer Ltd.
2.192% due 08/15/2030		600	599
Structured Asset Mortgage Investments Trust
0.683% due 05/25/2045		41	36
0.698% due 07/19/2035		7	6
1.108% due 09/19/2032		3	3
Wachovia Bank Commercial Mortgage Trust
0.596% due 10/15/2048		1,468	1,464
0.656% due 04/15/2047		1,100	1,091
5.889% due 06/15/2049		250	258
WaMu Commercial Mortgage Securities Trust
5.648% due 03/23/2045		51	52
WaMu Mortgage Pass-Through Certificates Trust
1.437% due 02/25/2046		21	19
1.437% due 08/25/2046		28	23
1.637% due 11/25/2042		10	9
1.837% due 06/25/2042		2	2

Total Non-Agency Mortgage-Backed Securities (Cost $13,366)			13,074

ASSET-BACKED SECURITIES 9.8%
Atrium CDO Corp.
1.421% due 11/16/2022		158	157
Bear Stearns Asset-Backed Securities Trust
1.113% due 10/25/2032		1	1
Carlyle Global Market Strategies CLO Ltd.
1.864% due 04/20/2022		500	499
Cavalry CLO Ltd.
2.003% due 01/16/2024		479	479
Chancelight, Inc.
1.176% due 04/25/2039		143	140
CIFC Funding Ltd.
1.459% due 08/14/2024		400	401
1.587% due 01/19/2023		158	158
Citigroup Mortgage Loan Trust, Inc.
0.803% due 01/25/2036		480	476
COA Summit CLO Ltd.
1.984% due 04/20/2023		1,198	1,199
Colony American Finance Ltd.
2.544% due 06/15/2048		250	250
Colony Starwood Homes Trust
1.946% due 07/17/2033		700	702
Cordatus CLO PLC
0.165% due 07/25/2024	EUR	382	418
Cornerstone CLO Ltd.
0.848% due 07/15/2021		$159	158
Countrywide Asset-Backed Certificates
0.693% due 12/25/2031 ^		1	1
1.193% due 05/25/2032		1	1
Credit Suisse First Boston Mortgage Securities Corp.
1.193% due 08/25/2032		3	2
Dell Equipment Finance Trust
1.420% due 12/22/2017		600	601
Denali Capital CLO Ltd.
0.865% due 01/22/2022		470	462
Drug Royalty LP
3.478% due 07/15/2023		204	206
Dryden Leveraged Loan CDO
0.874% due 10/20/2020		22	22
Dryden Senior Loan Fund
1.798% due 01/15/2022		918	916

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eagle Ltd.
2.570% due 12/15/2039		$156	$154
Eastland CLO Ltd.
0.867% due 05/01/2022		307	305
Eaton Vance CDO PLC
0.890% due 03/25/2026		220	218
0.970% due 03/25/2026		270	265
Evergreen Credit Card Trust
1.162% due 04/15/2020		1,000	1,001
Ford Credit Auto Lease Trust
1.040% due 05/15/2018		952	952
Fraser Sullivan CLO Ltd.
1.709% due 04/20/2023		713	709
Gallatin CLO Ltd.
1.898% due 07/15/2023		1,655	1,654
GCAT LLC
3.750% due 07/25/2020		388	386
4.500% due 03/25/2021		500	505
Golden Knight CDO Ltd.
0.868% due 04/15/2019		34	34
Harbourmaster CLO BV
0.076% due 05/08/2023	EUR	131	144
Highbridge Loan Management Ltd.
1.436% due 09/20/2022		$428	428
Highlander Euro CDO BV
0.315% due 09/06/2022	EUR	231	255
KVK CLO Ltd.
1.998% due 07/15/2023		$693	692
LCM LP
1.581% due 04/15/2022		470	469
1.830% due 07/14/2022		515	514
Lockwood Grove CLO Ltd.
2.008% due 01/25/2024		2,135	2,126
Madison Park Funding Ltd.
1.545% due 04/22/2022		799	796
1.916% due 08/15/2022		600	599
Malin CLO BV
0.029% due 05/07/2023	EUR	724	800
MASTR Asset-Backed Securities Trust
0.503% due 11/25/2036		$2	1
Navient Private Education Loan Trust
0.942% due 12/15/2021		138	138
Northstar Education Finance, Inc.
1.153% due 12/26/2031		106	102
Octagon Investment Partners Ltd.
1.574% due 05/05/2023		562	562
OneMain Financial Issuance Trust
2.570% due 07/18/2025		1,000	1,001
Pretium Mortgage Credit Partners LLC
4.125% due 10/27/2030		187	188
Renaissance Home Equity Loan Trust
0.813% due 11/25/2034		5	5
0.953% due 12/25/2033		23	22
1.333% due 08/25/2033		4	4
SBA Tower Trust
2.898% due 10/15/2044		300	304
SLM Student Loan Trust
2.138% due 04/25/2023		40	40
Sunset Mortgage Loan Co. LLC
4.459% due 09/18/2045		174	175
Symphony CLO LP
1.729% due 01/09/2023		478	476
Venture CLO Ltd.
1.609% due 11/14/2022		1,000	998
Vericrest Opportunity Loan Trust
3.375% due 10/25/2058		286	284
4.250% due 03/26/2046		193	195
VOLT LLC
3.250% due 02/25/2055		975	970
4.250% due 02/26/2046		280	280
Voya CLO Ltd.
1.928% due 10/15/2022		500	499

Total Asset-Backed Securities (Cost $26,491)			26,499

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.4%
Export-Import Bank of Korea
1.380% due 01/14/2017	$1,800	$1,803
Japan Finance Organization for Municipalities
2.500% due 09/12/2018	1,000	1,025
Korea Development Bank
1.260% due 01/22/2017	1,500	1,500
Korea Land & Housing Corp.
1.875% due 08/02/2017	2,000	2,011

Total Sovereign Issues (Cost $6,321)		6,339

	SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Citigroup Capital
7.008% due 10/30/2040	3,000	78

Total Preferred Securities (Cost $81)		78

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.7%

COMMERCIAL PAPER 3.4%
Electricite de France S.A.
1.510% due 01/09/2017		$2,500	$2,483
Syngenta Wilmington, Inc.
1.700% due 07/12/2016		2,500	2,500
Thermo Fisher Scientific, Inc.
1.700% due 07/08/2016		4,100	4,099

			9,082

REPURCHASE AGREEMENTS (f) 0.2%
			472

CZECH REPUBLIC TREASURY BILLS 2.0%
(0.152%) due 09/30/2016 (b)(c)	CZK	132,000	5,416

U.S. TREASURY BILLS 0.1%
0.239% due 11/03/2016 (a)(b)(j)		$342	342

Total Short-Term Instruments (Cost $15,333)			15,312

Total Investments in Securities (Cost $276,129)			276,163

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%
PIMCO Short-Term Floating NAV Portfolio III	87,574	$866

Total Short-Term Instruments (Cost $866)		866

Total Investments in Affiliates (Cost $866)		866

Total Investments 102.8% (Cost $276,995)		$277,029

Financial Derivative Instruments (h)(i) 0.0% (Cost or Premiums, net $(110))		128

Other Assets and Liabilities, net (2.8)%		(7,756)

Net Assets 100.0%		$269,401

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	06/30/2016	07/01/2016	$472	U.S. Treasury Notes 1.000% due 05/15/2018	$(484)	$472	$472

Total Repurchase Agreements						$(484)	$472	$472

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.750%	06/27/2016	07/05/2016	$(7,375)	$(7,376)
DEU	0.600	06/29/2016	07/13/2016	(1,147)	(1,147)

Total Reverse Repurchase Agreements					$(8,523)

(2)

The average amount of borrowings outstanding during the period ended June 30, 2016 was $(7,797) at a weighted average interest rate of 0.711%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

(g)	Securities with an aggregate market value of $8,574 have been pledged as collateral under the terms of the following master agreements as of June 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BOS	$0	$(7,376)	$0	$(7,376)	$7,424	$48
DEU	0	(1,147)	0	(1,147)	1,150	3
SSB	472	0	0	472	(484)	(12)

Total Borrowings and Other Financing Transactions	$472	$(8,523)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(8,523)	$0	$0	$(8,523)

Total Borrowings	$0	$(8,523)	$0	$0	$(8,523)

Gross amount of recognized liabilities for reverse repurchase agreements					$(8,523)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2017	144	$29	$0	$(2)
3-Month EURIBOR December Futures	Long	12/2018	99	15	0	0
90-Day Eurodollar December Futures	Short	12/2019	513	(480)	13	0
90-Day Eurodollar March Futures	Short	03/2018	230	2	0	(9)
U.S. Treasury 5-Year Note September Futures	Short	09/2016	218	(450)	0	(17)

Total Futures Contracts				$(884)	$13	$(28)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR *	0.000%	06/21/2020	$184,000	$(18)	$(13)	$6	$0

Total Swap Agreements					$(18)	$(13)	$6	$0

*	This security has a forward effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	17

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

Cash of $1,202 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$13	$6	$19	$0	$(28)	$0	$(28)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2016		$1,457	GBP	1,095	$1	$0
	08/2016	EUR	3,858		$4,277	0	(11)
	08/2016	GBP	1,095		1,457	0	(1)
BPS	08/2016	EUR	2,392		2,640	0	(18)
CBK	07/2016	GBP	1,095		1,581	123	0
	07/2016	JPY	444,400		4,005	0	(299)
	08/2016		$3,966	AUD	5,537	158	0
	08/2016		5,844	EUR	5,132	0	(141)
GLM	07/2016		4,282	JPY	438,000	0	(41)
	08/2016	AUD	9,782		$7,170	0	(116)
	08/2016	EUR	10,407		11,889	324	0
	08/2016		$2,017	AUD	2,799	68	0
	08/2016		2,783	CAD	3,626	24	0
HUS	09/2016	CZK	132,199		$5,510	75	0
JPM	08/2016	CAD	10,486		8,173	69	(13)
	08/2016		$139	EUR	122	0	(3)
SCX	07/2016		4,361	JPY	444,400	0	(58)
	08/2016	JPY	444,400		$4,366	59	0
UAG	08/2016	EUR	198		224	4	0

Total Forward Foreign Currency Contracts						$905	$(701)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC CDX.IG-26 5-Year Index	Sell	1.200%	09/21/2016	$8,400	$(13)	$(6)
GST	Put - OTC CDX.IG-26 5-Year Index	Sell	1.250	09/21/2016	8,400	(16)	(4)
JPM	Put - OTC CDX.IG-26 5-Year Index	Sell	1.200	09/21/2016	8,400	(14)	(5)
	Put - OTC CDX.IG-26 5-Year Index	Sell	1.250	09/21/2016	8,400	(16)	(4)

						$(59)	$(19)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Put - OTC EUR versus USD	$1.087	08/03/2016	EUR	5,000	$(25)	$(24)

Total Written Options						$(84)	$(43)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		1,122		33		(1,155)		0		0		0
Notional Amount in $	$	0		$170,500		$(91,000)		$0	$	(45,900)	$	33,600
Notional Amount in AUD	AUD	0	AUD	5,500	AUD	0	AUD	(5,500)	AUD	0	AUD	0
Notional Amount in EUR	EUR	0	EUR	5,000	EUR	0	EUR	0	EUR	0	EUR	5,000
Premiums	$	(825)		$(357)		$1,031		$21	$	46	$	(84)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
GST	Mexico Government International Bond	1.000%	09/20/2020	1.333%	$1,800	$(26)	$2	$0	$(24)

Total Swap Agreements						$(26)	$2	$0	$(24)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

(j)	Securities with an aggregate market value of $342 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$1	$0	$0	$1	$(12)	$0	$0	$(12)	$(11)	$0	$(11)
BPS	0	0	0	0	(18)	(6)	0	(24)	(24)	0	(24)
CBK	281	0	0	281	(440)	0	0	(440)	(159)	342	183
DUB	0	0	0	0	0	0	0	0	0	(80)	(80)
GLM	416	0	0	416	(157)	0	0	(157)	259	(450)	(191)
GST	0	0	0	0	0	(4)	(24)	(28)	(28)	0	(28)
HUS	75	0	0	75	0	0	0	0	75	0	75
JPM	69	0	0	69	(16)	(33)	0	(49)	20	0	20
SCX	59	0	0	59	(58)	0	0	(58)	1	0	1
UAG	4	0	0	4	0	0	0	0	4	0	4

Total Over the Counter	$905	$0	$0	$905	$(701)	$(43)	$(24)	$(768)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	19

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13
Swap Agreements	0	0	0	0	6	6

	$0	$0	$0	$0	$19	$19

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$905	$0	$905

	$0	$0	$0	$905	$19	$924

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$28	$28

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$701	$0	$701
Written Options	0	19	0	24	0	43
Swap Agreements	0	24	0	0	0	24

	$0	$43	$0	$725	$0	$768

	$0	$43	$0	$725	$28	$796

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Written Options	0	0	0	0	(38)	(38)
Futures	0	0	0	0	(325)	(325)
Swap Agreements	0	0	0	0	(359)	(359)

	$0	$0	$0	$0	$(721)	$(721)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(216)	$0	$(216)
Purchased Options	0	0	0	(21)	(45)	(66)
Written Options	0	0	0	21	93	114
Swap Agreements	0	105	0	0	0	105

	$0	$105	$0	$(216)	$48	$(63)

	$0	$105	$0	$(216)	$(673)	$(784)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$28	$28
Written Options	0	0	0	0	(259)	(259)
Futures	0	0	0	0	(1,138)	(1,138)
Swap Agreements	0	0	0	0	207	207

	$0	$0	$0	$0	$(1,162)	$(1,162)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$99	$0	$99
Written Options	0	40	0	0	0	40
Swap Agreements	0	9	0	0	0	9

	$0	$49	$0	$99	$0	$148

	$0	$49	$0	$99	$(1,162)	$(1,014)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$5,274	$0	$5,274
Corporate Bonds & Notes
Banking & Finance	0	94,176	0	94,176
Industrials	0	65,974	0	65,974
Utilities	0	25,719	0	25,719
Municipal Bonds & Notes
Arkansas	0	108	0	108
California	0	1,323	0	1,323
North Carolina	0	219	0	219
U.S. Government Agencies	0	3,665	0	3,665
U.S. Treasury Obligations	0	18,403	0	18,403
Non-Agency Mortgage-Backed Securities	0	13,074	0	13,074
Asset-Backed Securities	0	26,499	0	26,499
Sovereign Issues	0	6,339	0	6,339
Preferred Securities
Banking & Finance	78	0	0	78
Short-Term Instruments
Commercial Paper	0	9,082	0	9,082
Repurchase Agreements	0	472	0	472
Czech Republic Treasury Bills	0	5,416	0	5,416
U.S. Treasury Bills	0	342	0	342

	$78	$276,085	$0	$276,163

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$866	$0	$0	$866

Total Investments	$944	$276,085	$0	$277,029

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	13	6	0	19
Over the counter	0	905	0	905

	$13	$911	$0	$924

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(28)	0	0	(28)
Over the counter	0	(768)	0	(768)

	$(28)	$(768)	$0	$(796)

Totals	$929	$276,228	$0	$277,157

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	21

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Short-Term Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement

SEMIANNUAL REPORT	JUNE 30, 2016	23

Notes to Financial Statements (Cont.)

date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by

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a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive

SEMIANNUAL REPORT	JUNE 30, 2016	25

Notes to Financial Statements (Cont.)

markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term debt investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$18,698	$90,814	$(108,650)	$(55)	$59	$866	$13	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

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(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior

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Notes to Financial Statements (Cont.)

unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home

Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest

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payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the

Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below),

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June 30, 2016 (Unaudited)

however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

SEMIANNUAL REPORT	JUNE 30, 2016	31

Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact

32	PIMCO VARIABLE INSURANCE TRUST

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companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to

SEMIANNUAL REPORT	JUNE 30, 2016	33

Notes to Financial Statements (Cont.)

unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	0.20%
Administrative Class	0.20%
Advisor Class	0.20%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets except PIMCO All Asset Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$16,451	$45,468

SEMIANNUAL REPORT	JUNE 30, 2016	35

Notes to Financial Statements (Cont.)

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2016, were as follows (amounts in thousands):

U S Government/ Agency		All Other
Purchases	Sales	Purchases	Sales
$1,697,989	$1,684,249	$92,378	$81,754

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	129	$1,321	89	$915
Administrative Class	4,491	45,945	9,365	96,476
Advisor Class	1,039	10,637	3,771	38,884
Issued as reinvestment of distributions
Institutional Class	5	53	7	70
Administrative Class	99	1,013	116	1,199
Advisor Class	80	820	104	1,075
Cost of shares redeemed
Institutional Class	(33)	(341)	(130)	(1,343)
Administrative Class	(4,423)	(45,237)	(6,553)	(67,499)
Advisor Class	(1,480)	(15,156)	(2,521)	(25,992)
Net increase (decrease) resulting from Portfolio share transactions	(93)	$(945)	4,248	$43,785

As of June 30, 2016, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 62% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

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This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$277,084	$1,168	$(1,223)	$(55)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2016	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
DEU	Deutsche Bank Securities, Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar
CZK	Czech Koruna

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	NCUA	National Credit Union Administration
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation

38	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT17SAR_063016

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2016

PIMCO Total Return Portfolio

Share Classes

■	Institutional
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Outside of the reporting period, PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st.

The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the six-month fiscal reporting period include:

■

The first segment of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit, pushing government sovereign yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve (“Fed”) on hold at their June 2016 meeting, after having slightly raised interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term interest rates rose with the initial Fed rate hike in December 2015. Revised first quarter 2016 U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23, 2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the Pound Sterling and European and Japanese equities, most asset classes generally recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.37% for the reporting period. Yields declined across the majority of the U.S. Treasury yield curve as a more dovish tone from the Fed coupled with the surprise result of the U.K. referendum pushed expectations for policy normalization further into the future. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.27% on December 31, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.31% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 6.24% over the reporting period. U.S. real interest rates followed nominal yields sharply lower as concerns surrounding China’s growth prospects early in the reporting period coupled with uncertainty over the U.K. referendum created a strong flight-to-quality bid and more tempered expectations for near-term Fed rate hikes.

2	PIMCO VARIABLE INSURANCE TRUST

Despite posting positive absolute returns, U.S. TIPS were outpaced by comparable nominal U.S. Treasuries as market-based inflation expectations ended the period lower. U.S. breakeven inflation rates were pressured lower by low headline inflation data and outsized demand for safe-haven nominal U.S. Treasuries.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 13.25% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and precious metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by strong demand and production outages. Within precious metals, gold prices were the beneficiary of strong safe-haven demand around risk-off events, particularly in June 2016 following the U.K.’s historic vote to leave the European Union. Agriculture commodity prices also advanced over the period, led by sugar prices which rallied on Brazilian rainfall, Indian import demand as well as strength in the Brazilian real.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 3.11% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and refinancing concerns. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals. Positive representation and warranty settlement developments also benefited the sector.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.54% over the reporting period, as falling credit yields and a commodity-fueled rally drove returns over the reporting period. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 8.02% over the reporting period. Strong performance from commodity sectors and risk-on sentiment drove returns, as asset sales and equity issuance strengthened balance sheets. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher-yielding instruments.

■

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.90% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 14.02% over the reporting period. The slowdown in China continued apace, though policymakers have used expanded credit availability and a gradual depreciation of the Chinese currency to soften the landing. Higher commodity prices and improving terms of trade helped EM currencies broadly gain during the reporting period.

■

Global equity markets showed mixed performance amid a period marked by economic uncertainty, increased volatility and concerns around the U.K. referendum. U.S. equities, as represented by the S&P 500 Index, returned 3.84% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 6.41% over the same period. In contrast, developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 4.42% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2016	3

Important Information About the PIMCO Total Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class,

Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Total Return Portfolio	12/31/97	04/10/00	—	12/31/97	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2016	5

PIMCO Total Return Portfolio

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	30.1%
U.S. Government Agencies	26.3%
Corporate Bonds & Notes	22.9%
Non-Agency Mortgage-Backed Securities	6.6%
Short-Term Instruments‡	4.1%
Other	10.0%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2016
	6 Months*	1 Year	5 Years	10 Years	Inception**
PIMCO Total Return Portfolio Institutional Class	4.24%	4.54%	3.53%	6.12%	6.09%
PIMCO Total Return Portfolio Administrative Class	4.17%	4.38%	3.37%	5.96%	5.75%
PIMCO Total Return Portfolio Advisor Class	4.11%	4.28%	3.27%	5.86%	5.52%
Barclays U.S. Aggregate Index±	5.31%	6.00%	3.76%	5.13%	5.34%***

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** For class inception dates please refer to the Important Information.

*** Average annual total return since 12/31/1997.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.51% for Institutional Class shares, 0.66% for Administrative Class shares, and 0.76% for Advisor Class shares.

Investment Objective and Strategy Overview

»

PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

Following are key factors impacting the Portfolio’s performance during the reporting period:

»	Positions in emerging market U.S. dollar-denominated debt added to performance, as spreads narrowed.

»	Select positions in non-agency mortgage-backed securities contributed to performance, as total returns were positive.

»	Exposure to local interest rates in Mexico benefited performance, as the high carry from the position offset the drag from interest rates, which rose.

»	An underweight to duration in the U.S. detracted from performance, as yields declined.

»	Short positions against the Japanese yen detracted from performance, as the Japanese yen appreciated against the U.S. dollar.

»	Short exposure at the front end of the U.K. yield curve detracted from performance, as yield declined.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Total Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,042.40	$2.55	$1,000.00	$1,021.96	$2.52	0.51%
Administrative Class	1,000.00	1,041.70	3.30	1,000.00	1,021.23	3.26	0.66
Advisor Class	1,000.00	1,041.10	3.79	1,000.00	1,020.74	3.76	0.76

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2016	7

Financial Highlights PIMCO Total Return Portfolio

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions(b)
Institutional Class
01/01/2016 - 06/30/2016+	$10.58	$0.16	$0.29	$0.45	$(0.13)	$0.00	$(0.13)
12/31/2015	11.20	0.30	(0.23)	0.07	(0.57)	(0.12)	(0.69)
12/31/2014	10.98	0.19	0.29	0.48	(0.26)	0.00	(0.26)
12/31/2013	11.55	0.19	(0.39)	(0.20)	(0.27)	(0.10)	(0.37)
12/31/2012	11.02	0.26	0.80	1.06	(0.31)	(0.22)	(0.53)
12/31/2011	11.08	0.27	0.14	0.41	(0.31)	(0.16)	(0.47)
Administrative Class
01/01/2016 - 06/30/2016+	10.58	0.15	0.29	0.44	(0.12)	0.00	(0.12)
12/31/2015	11.20	0.30	(0.25)	0.05	(0.55)	(0.12)	(0.67)
12/31/2014	10.98	0.18	0.29	0.47	(0.25)	0.00	(0.25)
12/31/2013	11.55	0.18	(0.40)	(0.22)	(0.25)	(0.10)	(0.35)
12/31/2012	11.02	0.24	0.81	1.05	(0.30)	(0.22)	(0.52)
12/31/2011	11.08	0.26	0.13	0.39	(0.29)	(0.16)	(0.45)
Advisor Class
01/01/2016 - 06/30/2016+	10.58	0.14	0.29	0.43	(0.11)	0.00	(0.11)
12/31/2015	11.20	0.29	(0.25)	0.04	(0.54)	(0.12)	(0.66)
12/31/2014	10.98	0.17	0.29	0.46	(0.24)	0.00	(0.24)
12/31/2013	11.55	0.16	(0.39)	(0.23)	(0.24)	(0.10)	(0.34)
12/31/2012	11.02	0.23	0.80	1.03	(0.28)	(0.22)	(0.50)
12/31/2011	11.08	0.25	0.13	0.38	(0.28)	(0.16)	(0.44)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$10.90	4.24%	$90,845	0.51	%*	0.50	%*	2.99	%*	241%
10.58	0.60	80,007	0.51		0.50		2.65		462
11.20	4.43	214,717	0.50		0.50		1.73		313
10.98	(1.81)	278,698	0.50		0.50		1.73		305
11.55	9.76	482,907	0.50		0.50		2.25		495
11.02	3.76	235,409	0.50		0.50		2.46		424

10.90	4.17	5,129,412	0.66	*	0.65	*	2.83	*	241
10.58	0.45	5,059,606	0.66		0.65		2.68		462
11.20	4.28	6,244,893	0.65		0.65		1.59		313
10.98	(1.96)	7,756,022	0.65		0.65		1.55		305
11.55	9.59	8,733,829	0.65		0.65		2.13		495
11.02	3.61	7,759,038	0.65		0.65		2.32		424

10.90	4.11	2,712,738	0.76	*	0.75	*	2.73	*	241
10.58	0.35	2,607,844	0.76		0.75		2.62		462
11.20	4.17	2,439,681	0.75		0.75		1.51		313
10.98	(2.06)	2,213,692	0.75		0.75		1.44		305
11.55	9.49	1,834,684	0.75		0.75		2.02		495
11.02	3.50	1,091,459	0.75		0.75		2.25		424

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	9

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2016

Assets:
Investments, at value
Investments in securities*	$10,575,196
Investments in Affiliates	84,546
Financial Derivative Instruments
Exchange-traded or centrally cleared	15,044
Over the counter	169,467
Cash	526
Deposits with counterparty	9,390
Foreign currency, at value	18,136
Receivable for investments sold	93,161
Receivable for TBA investments sold	1,457,354
Receivable for Portfolio shares sold	3,231
Interest and/or dividends receivable	49,161
Dividends receivable from Affiliates	62
Total Assets	12,475,274

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$101,027
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,366
Over the counter	166,117
Payable for investments purchased	71,747
Payable for investments in Affiliates purchased	62
Payable for TBA investments purchased	4,064,590
Deposits from counterparty	102,181
Payable for Portfolio shares redeemed	27,776
Accrued investment advisory fees	1,617
Accrued supervisory and administrative fees	1,617
Accrued distribution fees	551
Accrued servicing fees	628
Total Liabilities	4,542,279

Net Assets	$7,932,995

Net Assets Consist of:
Paid in capital	$7,771,404
(Overdistributed) net investment income	(65,096)
Accumulated undistributed net realized gain	107,150
Net unrealized appreciation	119,537
Net Assets	$7,932,995

Net Assets:
Institutional Class	$90,845
Administrative Class	5,129,412
Advisor Class	2,712,738

Shares Issued and Outstanding:
Institutional Class	8,338
Administrative Class	470,774
Advisor Class	248,973

Net Asset Value Per Share Outstanding:
Institutional Class	$10.90
Administrative Class	10.90
Advisor Class	10.90

Cost of investments in securities	$10,291,551
Cost of investments in Affiliates	$84,538
Cost of foreign currency held	$18,059
Cost or premiums of financial derivative instruments, net	$(18,725)

* Includes repurchase agreements of:	$4,738

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2016 (Unaudited)

Investment Income:
Interest	$132,214
Dividends	96
Dividends from Investments in Affiliates	651
Total Income	132,961

Expenses:
Investment advisory fees	9,522
Supervisory and administrative fees	9,521
Servicing fees - Administrative Class	3,714
Distribution and/or servicing fees - Advisor Class	3,225
Trustee fees	43
Interest expense	365
Miscellaneous expense	24
Total Expenses	26,414

Net Investment Income	106,547

Net Realized Gain (Loss):
Investments in securities	(14,204)
Investments in Affiliates	(629)
Exchange-traded or centrally cleared financial derivative instruments	(33,340)
Over the counter financial derivative instruments	203,095
Foreign currency	(11,421)

Net Realized Gain	143,501

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	438,771
Investments in Affiliates	857
Exchange-traded or centrally cleared financial derivative instruments	(164,685)
Over the counter financial derivative instruments	(211,271)
Foreign currency assets and liabilities	(1,378)

Net Change in Unrealized Appreciation	62,294

Net Increase in Net Assets Resulting from Operations	$312,342

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	11

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$106,547	$225,785
Net realized gain (loss)	143,501	(132,684)
Net change in unrealized appreciation (depreciation)	62,294	(54,457)

Net Increase in Net Assets Resulting from Operations	312,342	38,644

Distributions to Shareholders:
From net investment income
Institutional Class	(1,030)	(5,690)
Administrative Class	(56,061)	(270,879)
Advisor Class	(27,939)	(128,141)
From net realized capital gains
Institutional Class	0	(846)
Administrative Class	0	(54,427)
Advisor Class	0	(28,019)

Total Distributions(a)	(85,030)	(488,002)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(41,774)	(702,476)

Total Increase (Decrease) in Net Assets	185,538	(1,151,834)

Net Assets:
Beginning of period	7,747,457	8,899,291
End of period*	$7,932,995	$7,747,457

* Including (overdistributed) net investment income of:	$(65,096)	$(86,613)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

June 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 133.3%

BANK LOAN OBLIGATIONS 0.3%
Community Health Systems, Inc.
3.924% due 12/31/2018		$1,049	$1,042
FCA US LLC
3.500% due 05/24/2017		10,253	10,262
Swissport Investments S.A.
6.250% due 02/09/2022	EUR	4,000	4,400
Valeant Pharmaceuticals International, Inc.
4.750% due 08/05/2020		$2,626	2,551
5.000% due 04/01/2022		1,621	1,578

Total Bank Loan Obligations (Cost $19,655)			19,833

CORPORATE BONDS & NOTES 30.7%

BANKING & FINANCE 24.0%
ABN AMRO Bank NV
2.450% due 06/04/2020		7,600	7,779
Alexandria Real Estate Equities, Inc.
4.300% due 01/15/2026		7,500	7,975
4.500% due 07/30/2029		4,700	4,900
Ally Financial, Inc.
2.750% due 01/30/2017		51,700	52,161
5.500% due 02/15/2017		12,200	12,402
American Express Bank FSB
6.000% due 09/13/2017		3,600	3,793
American Express Centurion Bank
6.000% due 09/13/2017		3,900	4,109
American Express Credit Corp.
1.706% due 09/14/2020		2,700	2,710
2.600% due 09/14/2020		11,200	11,575
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	5,600	1,709
4.000% due 01/21/2019 ^		7,700	2,350
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)		2,100	2,316
Banco Santander Chile
1.529% due 04/11/2017		$7,900	7,910
Bank of America Corp.
0.956% due 08/15/2016		2,800	2,800
4.000% due 04/01/2024		14,200	15,187
4.125% due 01/22/2024		5,100	5,503
5.750% due 12/01/2017		10,000	10,588
6.300% due 03/10/2026 (f)		1,800	1,910
6.400% due 08/28/2017		17,700	18,682
6.500% due 08/01/2016		35,300	35,436
6.875% due 04/25/2018		31,600	34,514
Bank of America N.A.
1.096% due 11/14/2016		47,400	47,444
6.000% due 10/15/2036		1,700	2,177
Bank of New York Mellon Corp.
1.498% due 08/17/2020		16,500	16,578
2.600% due 08/17/2020		16,000	16,604
Bank of Nova Scotia
1.875% due 04/26/2021		23,000	23,200
1.950% due 01/30/2017		500	504
Barclays Bank PLC
2.250% due 05/10/2017		1,000	1,011
7.625% due 11/21/2022		800	863
7.750% due 04/10/2023		5,800	5,996
10.179% due 06/12/2021		5,900	7,436
Barclays PLC
8.000% due 12/15/2020 (f)	EUR	800	832
BBVA Bancomer S.A.
6.500% due 03/10/2021		$6,400	7,056
7.250% due 04/22/2020		6,400	7,088
Bear Stearns Cos. LLC
6.400% due 10/02/2017		25,100	26,672
7.250% due 02/01/2018		11,200	12,212
Blackstone CQP Holdco LP
9.296% due 03/19/2019		8,382	8,382
BNP Paribas S.A.
7.375% due 08/19/2025 (f)		21,200	20,781

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BPCE S.A.
4.625% due 07/11/2024		$2,300	$2,310
Cantor Fitzgerald LP
6.500% due 06/17/2022		8,500	8,985
CIT Group, Inc.
3.875% due 02/19/2019		8,260	8,322
5.000% due 05/15/2017		3,748	3,814
5.500% due 02/15/2019		54,961	57,640
Citigroup, Inc.
1.157% due 05/01/2017		65,200	65,216
Cooperatieve Rabobank UA
5.250% due 08/04/2045		6,500	7,286
6.875% due 03/19/2020	EUR	8,200	10,671
11.000% due 06/30/2019 (f)		$18,800	22,490
Credit Agricole S.A.
6.500% due 06/23/2021 (f)	EUR	1,600	1,677
8.375% due 10/13/2019 (f)		$1,500	1,682
Credit Suisse AG
6.500% due 08/08/2023		4,000	4,201
Credit Suisse Group Funding Guernsey Ltd.
2.923% due 04/16/2021		23,800	24,011
3.450% due 04/16/2021		11,500	11,614
3.800% due 09/15/2022		15,000	15,088
Deutsche Bank AG
2.850% due 05/10/2019		35,600	35,659
European Investment Bank
0.500% due 08/10/2023	AUD	2,600	1,624
Fifth Third Bancorp
1.067% due 12/20/2016		$3,000	2,998
Ford Motor Credit Co. LLC
1.181% due 09/08/2017		12,400	12,364
2.145% due 01/09/2018		34,200	34,512
2.240% due 06/15/2018		1,000	1,010
2.375% due 01/16/2018		1,200	1,215
2.943% due 01/08/2019		20,700	21,316
6.625% due 08/15/2017		8,900	9,397
8.000% due 12/15/2016		500	515
General Motors Financial Co., Inc.
3.150% due 01/15/2020		9,400	9,524
3.200% due 07/13/2020		4,685	4,751
3.700% due 11/24/2020		3,786	3,894
Goldman Sachs Group, Inc.
1.324% due 05/22/2017		15,200	15,214
1.853% due 09/15/2020		8,200	8,189
3.500% due 01/23/2025		3,600	3,707
3.625% due 01/22/2023		13,000	13,661
3.750% due 05/22/2025		30,590	32,021
GSPA Monetization Trust
6.422% due 10/09/2029		15,128	17,201
HBOS PLC
0.539% due 09/01/2016	EUR	200	222
1.380% due 09/06/2017		$7,700	7,664
HCP, Inc.
4.000% due 12/01/2022		4,300	4,471
Hospitality Properties Trust
4.250% due 02/15/2021		6,100	6,364
HSBC Holdings PLC
2.901% due 03/08/2021		14,900	15,278
3.400% due 03/08/2021		22,600	23,305
ING Bank NV
1.408% due 08/17/2018		9,200	9,206
International Lease Finance Corp.
6.750% due 09/01/2016		9,100	9,149
7.125% due 09/01/2018		7,000	7,703
8.750% due 03/15/2017		46,600	48,733
JPMorgan Chase & Co.
1.072% due 05/30/2017	GBP	14,500	19,201
1.146% due 02/15/2017		$75,600	75,689
1.782% due 06/07/2021		27,600	27,714
2.550% due 03/01/2021		8,200	8,373
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		11,000	11,621
KBC Bank NV
8.000% due 01/25/2023		6,400	6,799

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KEB Hana Bank
3.125% due 06/26/2017		$5,200	$5,294
Lloyds Bank PLC
12.000% due 12/16/2024 (f)		56,800	77,604
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	5,400	6,812
MetLife, Inc.
5.250% due 06/15/2020 (f)		$19,000	18,905
Mizuho Bank Ltd.
1.090% due 09/25/2017		1,600	1,597
MMcapS Funding Ltd.
0.930% due 12/26/2039		2,515	1,811
Morgan Stanley
2.450% due 02/01/2019		3,000	3,058
National Australia Bank Ltd.
0.911% due 06/30/2017		63,500	63,452
2.250% due 03/16/2021		19,100	19,641
National Bank of Canada
2.200% due 10/19/2016		2,500	2,508
Navient Corp.
8.450% due 06/15/2018		17,600	19,096
Piper Jaffray Cos.
5.060% due 10/09/2018		6,000	6,064
Preferred Term Securities Ltd.
1.500% due 07/03/2033		4,000	2,880
Prologis International Funding S.A.
1.876% due 04/17/2025	EUR	4,200	4,842
Realkredit Danmark A/S
1.000% due 01/01/2017	DKK	324,200	48,727
1.000% due 04/01/2017		610,900	92,062
2.000% due 01/01/2017		40,500	6,113
2.000% due 04/01/2017		323,900	49,176
Royal Bank of Canada
2.300% due 03/22/2021		$19,300	19,857
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (f)		31,200	33,540
Royal Bank of Scotland PLC
9.500% due 03/16/2022		5,500	5,733
13.125% due 03/19/2022	AUD	11,800	9,307
Santander Holdings USA, Inc.
2.115% due 11/24/2017		$11,800	11,801
2.700% due 05/24/2019		6,700	6,721
Springleaf Finance Corp.
6.900% due 12/15/2017		19,200	19,944
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		5,286	5,353
Sumitomo Mitsui Financial Group, Inc.
2.934% due 03/09/2021		19,300	20,131
Toronto-Dominion Bank
2.250% due 03/15/2021		19,300	19,836
UBS AG
1.233% due 06/01/2017		9,500	9,504
1.523% due 06/01/2020		3,400	3,397
5.125% due 05/15/2024		1,700	1,736
7.625% due 08/17/2022		3,700	4,200
UBS Group Funding Jersey Ltd.
3.000% due 04/15/2021		22,800	23,283
4.125% due 04/15/2026		15,000	15,651
Volkswagen Bank GmbH
0.152% due 11/27/2017	EUR	4,400	4,838
Wells Fargo & Co.
2.625% due 12/15/2016		$6,700	6,757
7.980% due 03/15/2018 (f)		40,900	42,843
Weyerhaeuser Co.
4.625% due 09/15/2023		2,100	2,345

			1,902,835

INDUSTRIALS 3.9%
AbbVie, Inc.
3.200% due 05/14/2026		13,500	13,678
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		3,600	3,734

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Apple, Inc.
2.850% due 05/06/2021		$4,400	$4,651
Baxalta, Inc.
4.000% due 06/23/2025		13,820	14,432
Canadian Natural Resources Ltd.
5.700% due 05/15/2017		5,000	5,145
Continental Resources, Inc.
4.500% due 04/15/2023		700	656
CSN Islands Corp.
6.875% due 09/21/2019 (h)		2,000	1,100
Daimler Finance North America LLC
2.950% due 01/11/2017		2,771	2,798
Devon Energy Corp.
6.300% due 01/15/2019		3,100	3,360
Diamond 1 Finance Corp.
5.450% due 06/15/2023		16,100	16,718
6.020% due 06/15/2026		10,000	10,394
8.100% due 07/15/2036		5,000	5,406
Dynegy, Inc.
6.750% due 11/01/2019		24,850	25,036
7.375% due 11/01/2022		8,100	7,857
7.625% due 11/01/2024		4,000	3,855
Energy Transfer Partners LP
3.600% due 02/01/2023		2,810	2,698
4.050% due 03/15/2025		7,470	7,380
4.150% due 10/01/2020		2,000	2,032
4.750% due 01/15/2026		4,500	4,654
4.900% due 03/15/2035		4,100	3,635
5.950% due 10/01/2043		6,480	6,286
6.125% due 12/15/2045		1,300	1,353
6.500% due 02/01/2042		3,411	3,595
GTL Trade Finance, Inc.
7.250% due 10/20/2017		1,700	1,747
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	9,000	9,576
Kinder Morgan Energy Partners LP
5.950% due 02/15/2018		$630	665
Kinder Morgan, Inc.
1.500% due 03/16/2022	EUR	2,500	2,673
2.000% due 12/01/2017		$15,700	15,622
2.250% due 03/16/2027	EUR	2,700	2,770
MGM Resorts International
7.625% due 01/15/2017		$4,347	4,488
MPLX LP
4.875% due 06/01/2025		8,800	8,620
National Fuel Gas Co.
5.200% due 07/15/2025		21,500	22,348
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		3,352	3,559
Oracle Corp.
1.900% due 09/15/2021 (b)		10,000	10,046
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		4,600	4,985
Reynolds Group Issuer, Inc.
4.127% due 07/15/2021		11,000	11,055
Rohm & Haas Co.
6.000% due 09/15/2017		1,062	1,119
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026		7,000	7,000
Southern Co.
2.350% due 07/01/2021		15,100	15,415
Transcontinental Gas Pipe Line Co. LLC
7.850% due 02/01/2026		5,000	6,236
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020		18,200	15,641
Viacom, Inc.
3.500% due 04/01/2017		8,000	8,115
Williams Partners LP
3.600% due 03/15/2022		3,390	3,214
Wynn Las Vegas LLC
5.500% due 03/01/2025		6,900	6,702

			312,049

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 2.8%
AT&T, Inc.
3.400% due 05/15/2025	$13,900	$14,252
4.500% due 05/15/2035	7,700	7,893
Genesis Energy LP
6.750% due 08/01/2022	4,500	4,387
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	1,099	1,157
Majapahit Holding BV
7.250% due 06/28/2017	4,700	4,965
7.750% due 10/17/2016	3,405	3,465
7.750% due 01/20/2020	3,100	3,551
8.000% due 08/07/2019	5,100	5,839
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022	15,046	4,363
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023	3,457	648
6.750% due 10/01/2023	1,735	338
Petrobras Global Finance BV
2.768% due 01/15/2019	3,100	2,809
3.536% due 03/17/2020	200	177
4.375% due 05/20/2023	4,200	3,422
4.875% due 03/17/2020	2,300	2,162
7.875% due 03/15/2019	34,400	35,604
8.375% due 05/23/2021	3,700	3,828
Plains All American Pipeline LP
4.700% due 06/15/2044	2,500	2,144
PSEG Power LLC
3.000% due 06/15/2021	8,500	8,628
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	800	876
Verizon Communications, Inc.
1.057% due 06/09/2017	15,000	15,010
2.406% due 09/14/2018	45,400	46,548
3.000% due 11/01/2021	7,300	7,663
3.500% due 11/01/2024	18,700	19,960
3.650% due 09/14/2018	14,200	14,929
Williams Partners LP
4.875% due 05/15/2023	9,576	9,270

		223,888

Total Corporate Bonds & Notes (Cost $2,417,516)		2,438,772

MUNICIPAL BONDS & NOTES 3.8%

CALIFORNIA 2.3%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	2,200	3,255
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	2,700	4,335
7.043% due 04/01/2050	8,900	14,151
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,200	3,133
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	13,200	20,013
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	6,800	10,955
7.625% due 03/01/2040	17,600	27,839
7.950% due 03/01/2036	6,100	7,416
California Statewide Communities Development Authority Revenue Bonds, Series 2010
7.550% due 05/15/2040	8,200	11,609
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	8,200	11,069
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	15,400	24,267

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	$2,400	$3,461
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	466
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.950% due 11/01/2050	26,285	41,025

		182,994

ILLINOIS 0.2%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	2,400	2,946
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	14,300	14,531

		17,477

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	510	520

MISSISSIPPI 0.0%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.313% due 01/01/2033	2,300	2,950

NEBRASKA 0.1%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	6,500	8,536

NEW JERSEY 0.4%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024 (d)	22,540	16,990
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	9,116	14,313

		31,303

OHIO 0.6%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	29,100	47,094

TEXAS 0.2%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	9,600	13,694

Total Municipal Bonds & Notes (Cost $246,664)		304,568

U.S. GOVERNMENT AGENCIES 35.4%
Fannie Mae
0.513% due 12/25/2036 - 07/25/2037	1,794	1,759
0.703% due 05/25/2037	210	210
0.803% due 03/25/2044	1,017	1,017
0.863% due 09/25/2035	589	589
1.153% due 10/25/2037	857	871
1.610% due 06/01/2043 - 07/01/2044	1,359	1,386
1.810% due 09/01/2040	5	5
1.897% due 08/25/2055 (a)	32,395	2,168
2.199% due 08/01/2035	552	588

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.200% due 04/01/2035	$1,920	$1,995
2.310% due 08/01/2022	4,700	4,881
2.462% due 01/01/2025	5	5
2.475% due 04/01/2019	14,219	14,692
2.506% due 11/01/2025 - 09/01/2039	21	21
2.557% due 05/25/2035	222	234
2.662% due 08/01/2035	34	36
2.670% due 08/01/2022	748	789
2.672% due 05/01/2038	18,293	19,353
2.715% due 09/01/2035	131	138
2.870% due 09/01/2027	6,700	6,967
3.000% due 09/01/2020 - 10/01/2028	3,848	4,043
3.330% due 11/01/2021	1,286	1,391
3.500% due 03/01/2029 - 05/01/2030	1,865	1,978
3.755% due 10/01/2032	274	295
3.845% due 11/01/2035	54	57
4.000% due 01/01/2026 - 07/01/2042	1,634	1,770
4.323% due 12/01/2036	439	461
4.500% due 08/01/2018 - 12/01/2043	21,980	24,092
4.650% due 09/01/2034	266	279
5.000% due 01/01/2023 - 08/01/2044	14,569	16,246
5.500% due 09/01/2017 - 09/01/2041	31,006	35,011
6.000% due 10/01/2016 - 05/01/2041	12,523	14,364
6.500% due 11/01/2034	61	70
7.000% due 04/25/2023 - 06/01/2032	445	506
Fannie Mae, TBA
3.000% due 07/01/2031 - 08/01/2046	447,000	464,250
3.500% due 07/01/2031 - 08/01/2046	591,000	623,323
4.000% due 07/01/2046 - 08/01/2046	739,000	791,867
4.500% due 07/01/2046 - 08/01/2046	204,100	222,708
5.500% due 07/01/2046	12,500	14,053
6.000% due 07/01/2046	2,000	2,288
Freddie Mac
0.892% due 11/15/2030	5	5
0.942% due 09/15/2030	5	5
1.162% due 05/15/2037	299	302
1.422% due 08/25/2022 (a)	56,310	3,642
1.610% due 02/25/2045	232	238
2.780% due 07/01/2027	0	1
2.818% due 07/01/2030	1	1
4.000% due 04/01/2029 - 10/01/2041	6,552	7,089
4.500% due 03/01/2029 - 09/01/2041	3,684	4,022
5.500% due 10/01/2034 - 10/01/2038	3,375	3,798
6.000% due 07/01/2016 - 05/01/2040	5,463	6,269
6.500% due 04/01/2017 - 10/01/2037	59	68
7.000% due 06/15/2023	228	251
7.500% due 07/15/2030 - 03/01/2032	62	75
8.500% due 08/01/2024	3	3
Freddie Mac, TBA
3.500% due 07/01/2046 - 08/01/2046	97,000	102,225
4.000% due 07/01/2046 - 08/01/2046	91,000	97,378
4.500% due 07/01/2046 - 08/01/2046	56,900	62,044
6.000% due 07/01/2046	1,000	1,137
Ginnie Mae
1.000% due 01/20/2066	5,481	5,540
1.036% due 07/20/2065 - 08/20/2065	36,731	36,267
1.042% due 02/16/2030	56	56

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.086% due 07/20/2063		$24,013	$24,063
1.269% due 06/20/2066		7,100	7,065
1.750% due 04/20/2026 - 05/20/2030		32	33
2.000% due 02/20/2027 - 02/20/2032		231	241
3.000% due 03/15/2045 - 08/15/2045		13,898	14,526
6.000% due 12/15/2038 - 11/15/2039		46	52
Ginnie Mae, TBA
3.500% due 07/01/2046 - 08/01/2046		76,000	80,560
4.000% due 08/01/2046		67,000	71,672
Small Business Administration
5.130% due 09/01/2023		11	12
6.290% due 01/01/2021		12	13
7.500% due 04/01/2017		14	14

Total U.S. Government Agencies (Cost $2,791,035)			2,805,423

U.S. TREASURY OBLIGATIONS 40.4%
U.S. Treasury Bonds
2.500% due 02/15/2045		32,200	33,563
2.500% due 02/15/2046 (h)		46,400	48,361
2.500% due 05/15/2046		3,100	3,234
2.750% due 08/15/2042		51,900	57,245
2.750% due 11/15/2042		87,400	96,251
2.875% due 05/15/2043		28,100	31,627
2.875% due 08/15/2045		72,800	81,772
3.000% due 05/15/2042		54,300	62,789
3.000% due 11/15/2044		134,300	154,573
3.125% due 02/15/2042		19,700	23,305
3.125% due 02/15/2043		4,800	5,664
3.125% due 08/15/2044		146,900	173,067
3.375% due 05/15/2044		268,900	331,745
4.250% due 05/15/2039		12,400	17,344
4.375% due 11/15/2039		80,600	114,652
4.375% due 05/15/2040		8,500	12,106
4.500% due 08/15/2039		19,500	28,212
4.625% due 02/15/2040		9,000	13,240
U.S. Treasury Floating Rate Notes
0.450% due 04/30/2018 (j)(l)		2,380	2,381
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2018 (j)		9,935	10,087
0.125% due 04/15/2019 (j)		21,950	22,424
0.125% due 01/15/2022		100,726	102,792
0.125% due 07/15/2022		92,168	94,350
0.125% due 01/15/2023		1,036	1,051
0.375% due 07/15/2023		37,829	39,168
0.375% due 07/15/2025		6,153	6,343
0.625% due 07/15/2021		35,483	37,391
0.625% due 01/15/2026		81,247	85,638
0.750% due 02/15/2042		4,552	4,575
0.750% due 02/15/2045		70,706	71,227
1.000% due 02/15/2046		7,774	8,410
1.375% due 02/15/2044		9,443	10,945
1.750% due 01/15/2028		139,883	163,780
2.000% due 01/15/2026		180,311	212,408
2.375% due 01/15/2025		128,942	154,142
2.375% due 01/15/2027		83,037	102,062
2.500% due 01/15/2029		141,283	179,304
3.625% due 04/15/2028		28,250	39,148
3.875% due 04/15/2029		28,958	41,776
U.S. Treasury Notes
1.750% due 09/30/2022 (h)		90,000	92,892
2.000% due 08/31/2021 (j)(l)		2,900	3,038
2.250% due 11/15/2024 (j)		243,800	260,209
2.250% due 11/15/2025 (j)(l)		7,800	8,327
2.375% due 08/15/2024 (j)(l)		27,500	29,617
2.500% due 05/15/2024 (j)(l)		65,900	71,612
2.750% due 02/15/2024 (j)(l)		57,400	63,389

Total U.S. Treasury Obligations (Cost $2,999,430)			3,207,236

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.9%
Alba PLC
0.749% due 03/17/2039	GBP	14,994	17,273

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Home Mortgage Investment Trust
2.978% due 02/25/2045		$851	$851
6.200% due 06/25/2036		13,516	6,129
BAMLL Commercial Mortgage Securities Trust
3.442% due 03/15/2028		19,500	19,737
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049		9,777	9,922
Banc of America Funding Trust
2.926% due 05/25/2035		841	860
6.000% due 03/25/2037 ^		5,986	5,300
Banc of America Mortgage Trust
3.051% due 03/25/2035		7,392	6,862
3.361% due 05/25/2033		1,208	1,220
6.500% due 10/25/2031		86	90
Barclays Commercial Mortgage Securities Trust
1.592% due 05/15/2032		4,926	4,915
BCAP LLC Trust
5.207% due 03/26/2037		941	908
Bear Stearns Adjustable Rate Mortgage Trust
2.533% due 02/25/2033		8	8
2.580% due 02/25/2036		135	132
2.750% due 11/25/2030		1	1
2.797% due 04/25/2033		172	172
2.871% due 11/25/2034		2,501	2,398
2.972% due 01/25/2034		416	421
3.069% due 04/25/2034		801	784
3.090% due 03/25/2035		2,938	2,952
3.134% due 01/25/2035		219	219
3.188% due 01/25/2035		517	501
3.226% due 02/25/2033		29	27
3.311% due 07/25/2034		824	797
Bear Stearns ALT-A Trust
2.902% due 09/25/2035		1,436	1,206
2.913% due 05/25/2035		2,397	2,314
3.037% due 05/25/2036 ^		3,326	2,307
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		752	765
5.700% due 06/11/2050		7,585	7,839
Bear Stearns Structured Products, Inc. Trust
2.690% due 12/26/2046		1,925	1,435
2.878% due 01/26/2036		3,120	2,449
Business Mortgage Finance PLC
2.591% due 02/15/2041	GBP	5,314	6,820
Chase Mortgage Finance Trust
2.629% due 01/25/2036 ^		$3,928	3,604
Citigroup Mortgage Loan Trust, Inc.
2.730% due 10/25/2035		350	346
2.951% due 05/25/2035		1,382	1,295
5.500% due 12/25/2035		4,778	3,628
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		1,219	1,232
Countrywide Alternative Loan Trust
0.623% due 05/25/2047		3,109	2,573
0.633% due 05/25/2047		1,946	1,559
0.638% due 09/20/2046		12,441	8,208
0.643% due 09/25/2046 ^		26,614	20,296
0.653% due 05/25/2036		1,747	1,305
0.658% due 05/20/2046 ^		8,865	5,627
0.778% due 11/20/2035		8,991	7,444
1.453% due 08/25/2035 ^		5,939	4,001
6.000% due 02/25/2037 ^		10,913	7,537
Countrywide Home Loan Mortgage Pass-Through Trust
2.592% due 02/20/2036 ^		504	444
2.674% due 11/25/2034		1,777	1,685
2.823% due 02/20/2035		2,506	2,502
6.000% due 03/25/2037 ^		2,967	2,559
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		5,283	5,313
5.383% due 02/15/2040		392	396
Credit Suisse First Boston Mortgage Securities Corp.
4.903% due 06/25/2032		18	18
Deutsche ALT-A Securities, Inc.
0.603% due 03/25/2037 ^		8,161	5,940
0.953% due 02/25/2035		481	433
Eurosail PLC
0.724% due 03/13/2045	GBP	2,717	3,413

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.735% due 03/13/2045	GBP	10,356	$13,097
0.874% due 06/13/2045		7,210	9,503
Extended Stay America Trust
2.958% due 12/05/2031		$1,424	1,430
First Horizon Alternative Mortgage Securities Trust
2.355% due 08/25/2035 ^		4,904	4,203
First Horizon Mortgage Pass-Through Trust
2.661% due 10/25/2035 ^		4,508	3,731
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		2	2
German Residential Funding Ltd.
0.742% due 11/27/2024	EUR	13,884	15,522
Great Hall Mortgages PLC
0.777% due 06/18/2039		$5,667	5,154
Greenwich Capital Commercial Funding Corp. Trust
5.444% due 03/10/2039		3,838	3,873
GS Mortgage Securities Corp.
3.120% due 05/10/2050		13,800	14,592
GS Mortgage Securities Corp. Trust
3.203% due 02/10/2029		5,700	5,975
3.980% due 02/10/2029		17,850	18,754
GSR Mortgage Loan Trust
2.876% due 09/25/2035		4,034	4,060
2.893% due 11/25/2035		1,029	992
HarborView Mortgage Loan Trust
0.638% due 01/19/2038		5,311	4,441
0.668% due 05/19/2035		525	437
0.698% due 01/19/2036		11,419	7,780
1.108% due 01/19/2035		5,211	3,663
1.198% due 10/19/2035		3,987	3,201
2.773% due 12/19/2035 ^		5,002	3,964
3.073% due 07/19/2035		1,980	1,725
IndyMac Adjustable Rate Mortgage Trust
1.969% due 01/25/2032		2	2
IndyMac Mortgage Loan Trust
0.663% due 04/25/2046		6,022	4,416
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047		6,061	6,115
5.420% due 01/15/2049		18,815	19,100
5.882% due 02/15/2051		1,770	1,828
JPMorgan Commercial Mortgage-Backed Securities Trust
5.702% due 03/18/2051		7,214	7,263
JPMorgan Mortgage Trust
2.650% due 06/25/2035		700	695
2.708% due 10/25/2036 ^		7,129	6,070
2.953% due 08/25/2034		5,209	5,212
5.750% due 01/25/2036 ^		756	645
Landmark Mortgage Securities PLC
0.868% due 04/17/2044	GBP	27,271	32,674
Marche Mutui SRL
2.001% due 01/27/2064	EUR	2,450	2,731
MASTR Adjustable Rate Mortgages Trust
1.177% due 01/25/2047 ^		$4,523	3,166
Merrill Lynch Mortgage Investors Trust
0.703% due 11/25/2035		201	189
1.457% due 10/25/2035		472	448
2.458% due 04/25/2035		6,193	5,888
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		5,500	5,590
Morgan Stanley Bank of America Merrill Lynch Trust
3.069% due 02/15/2048		3,200	3,371
3.557% due 12/15/2047		7,500	8,128
Morgan Stanley Capital Trust
5.610% due 04/15/2049		1,182	1,184
5.665% due 04/15/2049		13,055	13,401
Morgan Stanley Mortgage Loan Trust
2.836% due 07/25/2035 ^		5,093	4,183
Morgan Stanley Re-REMIC Trust
5.988% due 08/12/2045		30,793	31,351
Prime Mortgage Trust
0.853% due 02/25/2034		132	124
0.953% due 02/25/2035		5,342	4,976
RBSSP Resecuritization Trust
2.303% due 12/25/2035		34,760	34,848

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Accredit Loans, Inc. Trust
0.553% due 05/25/2037		$13,425	$10,015
0.638% due 08/25/2036		9,809	7,835
1.853% due 08/25/2036 ^		9,721	7,932
3.840% due 12/25/2035		761	636
6.000% due 09/25/2036		1,488	1,208
6.000% due 02/25/2037 ^		32,547	25,739
6.500% due 09/25/2036 ^		8,534	6,146
Residential Asset Securitization Trust
0.903% due 10/25/2035		2,617	2,111
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035		3,105	2,894
6.000% due 06/25/2037 ^		4,666	4,096
Residential Mortgage Securities PLC
0.951% due 11/14/2039	GBP	5,471	6,678
RFTI Issuer Ltd.
2.192% due 08/15/2030		$17,500	17,483
Structured Adjustable Rate Mortgage Loan Trust
0.653% due 04/25/2047		2,981	2,167
Structured Asset Mortgage Investments Trust
0.663% due 09/25/2047 ^		4,610	3,454
0.698% due 07/19/2035		2,425	2,348
1.108% due 09/19/2032		39	38
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.688% due 02/25/2032		7	6
2.957% due 07/25/2032		4	4
Suntrust Adjustable Rate Mortgage Loan Trust
2.863% due 02/25/2037 ^		4,418	3,880
Thornburg Mortgage Securities Trust
2.280% due 03/25/2037		2,396	2,102
2.489% due 06/25/2047 ^		17,882	16,025
Wachovia Bank Commercial Mortgage Trust
5.509% due 04/15/2047		2,634	2,672
5.749% due 07/15/2045		4,729	4,724
5.889% due 06/15/2049		9,632	9,905
Wachovia Mortgage Loan Trust LLC
3.040% due 05/20/2036 ^		5,791	5,112
WaMu Mortgage Pass-Through Certificates Trust
0.743% due 10/25/2045		505	471
1.637% due 11/25/2042		221	204
1.800% due 08/25/2042		533	508
2.408% due 05/25/2037 ^		7,129	5,711
3.717% due 12/25/2036 ^		526	461
4.411% due 07/25/2037 ^		4,253	3,861
Washington Mutual Mortgage Pass-Through Certificates Trust
5.750% due 01/25/2036 ^		5,930	5,205
Wells Fargo Mortgage-Backed Securities Trust
2.841% due 01/25/2035		1,231	1,240
2.853% due 12/25/2034		1,015	997
2.855% due 03/25/2036		1,849	1,816
2.989% due 07/25/2036 ^		9,232	8,862

Total Non-Agency Mortgage-Backed Securities (Cost $715,978)			703,215

ASSET-BACKED SECURITIES 6.4%
Accredited Mortgage Loan Trust
0.583% due 02/25/2037		3,132	3,014
0.713% due 09/25/2036		10,000	8,613
ALESCO Preferred Funding Ltd.
0.972% due 12/23/2036		6,265	4,448
0.982% due 09/23/2036		10,041	6,828
1.392% due 09/23/2038		6,685	5,014
Argent Securities Trust
0.603% due 07/25/2036		21,576	8,752
0.643% due 03/25/2036		7,565	3,819
Bear Stearns Asset-Backed Securities Trust
0.603% due 11/25/2036		16,978	14,403
0.613% due 08/25/2036		1,884	1,678
Cadogan Square CLO BV
0.165% due 07/24/2023	EUR	17,579	19,376
Capital Auto Receivables Asset Trust
1.148% due 11/20/2018		$23,000	23,025

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Carlyle Global Market Strategies CLO Ltd.
1.864% due 04/20/2022		$22,000	$21,979
CELF Loan Partners PLC
0.119% due 05/03/2023	GBP	9,648	12,557
Citigroup Mortgage Loan Trust, Inc.
1.073% due 12/25/2035		$3,420	3,244
Countrywide Asset-Backed Certificates
0.603% due 01/25/2037		2,162	2,045
0.623% due 06/25/2037		3,621	3,395
0.673% due 06/25/2047		16,837	10,855
0.683% due 05/25/2037		7,700	4,804
0.853% due 06/25/2036		6,900	5,086
Countrywide Asset-Backed Certificates Trust
1.253% due 08/25/2047		2,598	2,216
Credit-Based Asset Servicing and Securitization LLC
0.513% due 11/25/2036		501	302
EMC Mortgage Loan Trust
1.186% due 05/25/2040		140	128
Euro-Galaxy CLO BV
0.088% due 10/29/2022	EUR	4,567	4,958
First Franklin Mortgage Loan Trust
0.933% due 12/25/2035		$6,461	6,225
0.943% due 09/25/2035		1,976	1,944
Fremont Home Loan Trust
0.513% due 01/25/2037		90	45
0.863% due 11/25/2035		8,400	6,198
GSAA Trust
5.995% due 03/25/2046 ^		13,093	9,119
Hillmark Funding Ltd.
0.904% due 05/21/2021		9,207	9,091
Home Equity Loan Trust
0.683% due 04/25/2037		20,000	12,575
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.593% due 11/25/2036		9,130	7,288
JPMorgan Mortgage Acquisition Corp.
0.863% due 10/25/2035 ^		7,500	6,228
JPMorgan Mortgage Acquisition Trust
0.713% due 03/25/2037		2,000	1,482
Lehman XS Trust
0.633% due 06/25/2036		4,659	3,359
Lockwood Grove CLO Ltd.
2.008% due 01/25/2024		15,914	15,847
Long Beach Mortgage Loan Trust
3.453% due 11/25/2032		37	34
MASTR Asset-Backed Securities Trust
0.693% due 03/25/2036		7,515	4,611
0.743% due 12/25/2035		8,335	7,413
Merrill Lynch Mortgage Investors Trust
0.613% due 05/25/2037		27,775	19,236
Morgan Stanley ABS Capital, Inc. Trust
0.703% due 08/25/2036		17,921	10,386
Motor PLC
0.933% due 08/25/2021		42	42
Navient Private Education Loan Trust
1.942% due 01/16/2035		18,584	18,638
Nissan Auto Receivables Owner Trust
0.742% due 04/15/2019		17,000	17,020
NovaStar Mortgage Funding Trust
0.693% due 11/25/2036		3,768	1,708
OHA Credit Partners Ltd.
1.846% due 05/15/2023		23,028	22,987
Option One Mortgage Loan Trust Asset-Backed Certificates
0.913% due 11/25/2035		11,500	8,733
Panther CDO BV
0.148% due 10/15/2084	EUR	17,787	19,333
Penta CLO S.A.
0.067% due 06/04/2024		471	519
RAAC Trust
0.793% due 02/25/2036		$1,400	1,277
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		21,856	12,039

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Securities Corp. Trust
0.613% due 06/25/2036		$4,517	$4,376
0.653% due 02/25/2036		325	324
0.693% due 09/25/2036		13,800	12,402
0.703% due 04/25/2037		7,272	6,805
0.776% due 12/25/2035		6,775	4,747
0.853% due 02/25/2036		6,800	5,557
1.323% due 05/25/2035		2,197	2,139
Securitized Asset-Backed Receivables LLC Trust
0.583% due 05/25/2037 ^		1,522	1,002
SG Mortgage Securities Trust
0.723% due 02/25/2036		3,200	1,651
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	8,173	8,737
Soundview Home Loan Trust
0.563% due 02/25/2037		$2,107	830
0.703% due 11/25/2036		32,677	21,897
Specialty Underwriting & Residential Finance Trust
0.603% due 11/25/2037		21,388	12,653
Structured Asset Securities Corp. Mortgage Loan Trust
0.623% due 12/25/2036		11,698	10,616
VB-S1 Issuer LLC
6.901% due 06/15/2046		2,500	2,496
WaMu Asset-Backed Certificates Trust
0.703% due 04/25/2037		7,936	3,533
Washington Mutual Asset-Backed Certificates Trust
0.693% due 05/25/2036		12,615	9,101
Wells Fargo Home Equity Asset-Backed Securities Trust
1.043% due 11/25/2035		1,800	1,667

Total Asset-Backed Securities (Cost $497,840)			504,449

SOVEREIGN ISSUES 2.9%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	800	882
Autonomous Community of Catalonia
4.300% due 11/15/2016		21,900	24,491
4.750% due 06/04/2018		300	340
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$3,200	3,206
4.125% due 09/15/2017	EUR	2,300	2,588
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (d)	BRL	121,000	36,403
Export-Import Bank of Korea
4.000% due 01/29/2021		$5,100	5,573
5.125% due 06/29/2020		2,100	2,366
Italy Buoni Poliennali Del Tesoro
5.000% due 03/01/2025	EUR	19,900	29,086
Mexico Government International Bond
8.000% due 06/11/2020	MXN	703,400	42,165
Province of Ontario
1.600% due 09/21/2016		$300	301
1.650% due 09/27/2019		2,800	2,839
3.000% due 07/16/2018		3,700	3,851
3.150% due 06/02/2022	CAD	7,600	6,472

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 10/07/2019		$700	$762
4.000% due 06/02/2021	CAD	21,400	18,752
4.200% due 03/08/2018		1,100	900
4.200% due 06/02/2020		12,500	10,817
4.300% due 03/08/2017		800	635
4.400% due 06/02/2019		5,600	4,760
4.400% due 04/14/2020		$600	668
5.500% due 06/02/2018	CAD	2,300	1,936
Province of Quebec
2.750% due 08/25/2021		$17,100	18,124
3.500% due 07/29/2020		3,000	3,256
3.500% due 12/01/2022	CAD	6,300	5,475
3.750% due 09/01/2024		4,800	4,285
4.500% due 12/01/2017		700	571
4.500% due 12/01/2020		2,500	2,212

Total Sovereign Issues (Cost $245,350)			233,716

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
GMAC Capital Trust
6.411% due 02/15/2040		105,000	2,606

Total Preferred Securities (Cost $2,746)			2,606

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.5%

COMMERCIAL PAPER 4.3%
American Electric Power, Inc.
0.790% due 07/13/2016		$12,900	12,897
0.800% due 07/18/2016		8,000	7,997
AutoNation, Inc.
1.300% due 07/01/2016		15,000	14,999
1.300% due 07/26/2016		15,000	14,990
BAT International Finance PLC
0.920% due 08/16/2016		15,800	15,784
Coca-Cola Co.
0.870% due 01/10/2017		20,000	19,918
Deutsche Telekom AG
0.870% due 07/08/2016		20,000	19,997
Duke Energy Corp.
0.780% due 07/12/2016		3,800	3,799
0.800% due 07/12/2016		6,200	6,198
0.850% due 07/11/2016		21,200	21,195
Electricite de France S.A.
0.960% due 08/23/2016		25,500	25,467
EMC Corp. MASS
0.800% due 07/05/2016		6,900	6,900
Entergy Corp.
1.200% due 07/11/2016		5,500	5,499
1.200% due 07/18/2016		21,400	21,391
HP, Inc.
0.800% due 07/07/2016		3,100	3,100
0.810% due 07/07/2016		8,900	8,899

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kraft Food Group, Inc.
1.080% due 08/08/2016	$10,000	$9,989
Monsanto Co.
0.970% due 07/18/2016	7,500	7,497
Newell Rubbermaid, Inc.
1.070% due 07/07/2016	10,000	9,998
Schlumberger Holdings
1.016% due 07/22/2016	26,500	26,486
Sempra Energy Holdings
1.020% due 07/19/2016	20,000	19,992
1.020% due 07/21/2016	15,000	14,993
1.030% due 08/15/2016	7,400	7,393
Viacom, Inc.
1.220% due 07/21/2016	24,300	24,289
Whirlpool Corp.
0.870% due 08/16/2016	11,400	11,388
Wyndham Worldwide
1.140% due 07/14/2016	3,600	3,599

		344,654

REPURCHASE AGREEMENTS (g) 0.1%
		4,738

U.S. TREASURY BILLS 0.1%
0.281% due 07/21/2016 - 12/08/2016 (c)(d)(j)(l)	5,989	5,986

Total Short-Term Instruments (Cost $355,337)		355,378

Total Investments in Securities (Cost $10,291,551)		10,575,196

	SHARES
INVESTMENTS IN AFFILIATES 1.1%

SHORT-TERM INSTRUMENTS 1.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.1%
PIMCO Short-Term Floating NAV Portfolio III	8,553,791	84,546

Total Short-Term Instruments (Cost $84,538)		84,546

Total Investments in Affiliates (Cost $84,538)		84,546

Total Investments 134.4% (Cost $10,376,089)		$10,659,742

Financial Derivative Instruments (i)(k) 0.2% (Cost or Premiums, net $(18,725))		14,028

Other Assets and Liabilities, net (34.6%)		(2,740,775)

Net Assets 100.0%		$7,932,995

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	06/30/2016	07/01/2016	$4,738	U.S. Treasury Notes 1.000% due 05/15/2018	$(4,835)	$4,738	$4,738

Total Repurchase Agreements						$(4,835)	$4,738	$4,738

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOM	0.540%	05/10/2016	07/08/2016	$(10,200)	$(10,203)
	0.580	05/10/2016	08/10/2016	(40,800)	(40,814)
BRC	(3.000)	05/19/2016	11/23/2017	(1,173)	(1,172)
JPS	0.000	06/28/2016	07/12/2016	(48,836)	(48,838)

Total Reverse Repurchase Agreements					$(101,027)

(2)

The average amount of borrowings outstanding during the period ended June 30, 2016 was $(59,289) at a weighted average interest rate of 0.209%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

(h)	Securities with an aggregate market value of $101,068 have been pledged as collateral under the terms of the following master agreements as of June 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BOM	$0	$(51,017)	$0	$(51,017)	$51,100	$83
BRC	0	(1,172)	0	(1,172)	1,100	(72)
JPS	0	(48,838)	0	(48,838)	48,361	(477)
SSB	4,738	0	0	4,738	(4,835)	(97)

Master Securities Forward Transaction Agreement
MSC	0	0	0	0	(245)	(245)
SAL	0	0	0	0	(1,456)	(1,456)

Total Borrowings and Other Financing Transactions	$4,738	$(101,027)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(1,172)	$(1,172)
U.S. Treasury Obligations	0	(59,041)	(40,814)	0	(99,855)

Total Borrowings	$0	$(59,041)	$(40,814)	$(1,172)	$(101,027)

Gross amount of recognized liabilities for reverse repurchase agreements					$(101,027)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August Futures	$132.000	07/22/2016	1,283	$(379)	$(315)

Total Written Options				$(379)	$(315)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2018	3,128	$(3,817)	$0	$(39)
90-Day Eurodollar June Futures	Short	06/2017	2,900	(8,126)	0	(145)
90-Day Eurodollar June Futures	Short	06/2018	2,327	(3,379)	0	(87)
90-Day Eurodollar March Futures	Short	03/2017	1,767	(4,407)	0	(89)
90-Day Eurodollar March Futures	Short	03/2018	3,606	(9,974)	0	(135)
90-Day Eurodollar September Futures	Short	09/2017	2,663	(4,833)	0	(133)
90-Day Eurodollar September Futures	Short	09/2018	4,493	(5,313)	0	(112)
Australia Government 10-Year Bond September Futures	Long	09/2016	2	2	0	0
Canada Government 10-Year Bond September Futures	Short	09/2016	407	(1,138)	92	(148)
Euro-BTP Italy Government Bond September Futures	Long	09/2016	1,995	2,661	2,081	0
Euro-Bund 10-Year Bond September Futures	Short	09/2016	70	(289)	138	(28)
U.S. Treasury 5-Year Note September Futures	Long	09/2016	18,027	35,556	1,408	0
U.S. Treasury 10-Year Note September Futures	Long	09/2016	3,006	3,919	192	(235)
U.S. Treasury 10-Year Note September Futures	Short	09/2016	2,451	(5,827)	0	0
U.S. Treasury 30-Year Bond September Futures	Long	09/2016	1,823	13,462	0	(1,145)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2018	3,224	(1,986)	107	(268)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2018	6,259	(8,168)	208	(625)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Short	09/2017	378	(545)	0	(38)
United Kingdom Long Gilt September Futures	Short	09/2016	59	(476)	0	(38)

Total Futures Contracts				$(2,678)	$4,226	$(3,265)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$ 56,200	$1,891	$873	$258	$0
CDX.IG-26 5-Year Index	1.000	06/20/2021	45,900	516	225	88	0
iTraxx Europe Main 25 5-Year Index	1.000	06/20/2021	EUR 191,100	1,656	784	808	0
iTraxx Europe Senior 25 5-Year Index	5.000	06/20/2021	63,900	4,144	552	484	(17)

				$8,207	$2,434	$1,638	$(17)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
									Asset	Liability
Receive	1-Year BRL-CDI	14.118%	08/01/2016		BRL	5,100	$0	$0	$0	$0
Receive	3-Month USD-LIBOR	2.000	12/16/2019	$		175,000	(6,941)	(3,066)	0	(54)
Receive	3-Month USD-LIBOR	2.000	06/15/2021			349,400	(17,503)	(5,619)	7	(17)
Receive	3-Month USD-LIBOR *	1.450	06/28/2021			255,400	(847)	(387)	114	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	2.250%	12/16/2022	$		401,000	$(28,923)	$(27,268)	$216	$0
Receive	3-Month USD-LIBOR	2.350	08/05/2025			103,000	(9,933)	(8,324)	185	0
Receive	3-Month USD-LIBOR	2.500	12/16/2025			78,000	(8,258)	(8,968)	142	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026			140,900	(11,831)	(11,976)	267	0
Receive	3-Month USD-LIBOR	2.750	12/16/2045			590,500	(124,675)	(107,211)	6,555	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046			48,400	(7,528)	(6,417)	528	0
Receive	6-Month GBP-LIBOR	1.500	12/16/2017		GBP	46,600	(880)	(256)	0	(34)
Receive	6-Month GBP-LIBOR *	1.500	09/21/2018			31,400	(837)	(786)	0	(38)
Receive	6-Month GBP-LIBOR *	1.250	09/21/2018			94,500	(1,891)	(1,211)	0	(114)
Receive	6-Month GBP-LIBOR *	1.000	09/21/2018			282,600	(3,777)	(2,995)	0	(341)
Receive	6-Month GBP-LIBOR *	0.750	12/21/2018			85,100	(599)	(511)	0	(101)
Pay	28-Day MXN-TIIE	4.060	08/24/2016		MXN	1,953,400	(43)	(298)	0	(10)
Pay	28-Day MXN-TIIE	3.912	09/09/2016			5,055,000	(287)	(649)	0	(50)
Pay	28-Day MXN-TIIE	5.700	01/18/2019			230,000	184	(167)	0	(10)
Pay	28-Day MXN-TIIE	5.010	10/10/2019			159,000	(66)	(22)	1	0
Pay	28-Day MXN-TIIE	5.270	02/05/2020			1,224,300	(16)	(93)	91	0
Pay	28-Day MXN-TIIE	5.535	06/11/2020			152,500	55	(21)	8	0
Pay	28-Day MXN-TIIE	5.850	12/21/2021			31,400	22	13	5	0
Pay	28-Day MXN-TIIE	5.940	07/13/2022			1,367,700	1,076	450	312	0
Pay	28-Day MXN-TIIE	5.910	09/22/2022			320,900	217	240	74	0
Pay	28-Day MXN-TIIE	5.780	10/06/2022			95,700	22	78	22	0

							$(223,259)	$(185,464)	$8,527	$(769)

Total Swap Agreements							$(215,052)	$(183,030)	$10,165	$(786)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

(j)	Securities with an aggregate market value of $127,408 and cash of $9,395 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$4,226	$10,818	$15,044	$(315)	$(3,265)	$(786)	$(4,366)

(4)	Unsettled variation margin asset of $653 for closed swap agreements is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2016	CAD	74,807		$57,410	$0	$(492)
	08/2016	EUR	775		875	14	0
	08/2016		$1,238	EUR	1,117	3	0
	08/2016		3,354	KRW	3,974,490	91	0
	10/2016	DKK	169,040		$25,408	100	0
	01/2017		368,752		56,507	1,085	0
	04/2017		335,833		52,847	2,174	0
BPS	07/2016	GBP	5,882		8,623	792	0
	08/2016	AUD	1,475		1,089	0	(9)
	08/2016	EUR	14,147		15,612	0	(109)
	08/2016		$7,621	MXN	143,296	179	0
	09/2016	CNH	137,387		$20,881	324	0
	09/2016		$2,968	CNH	20,114	42	0
	10/2016	CNH	20,114		$2,960	0	(46)
	07/2017	BRL	6,300		2,163	388	0
	01/2018		3,496		1,023	75	0
BRC	07/2016		$184	MYR	751	4	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2016	KRW	3,627,893		$3,096	$0	$(49)
	08/2016	MYR	25,511		6,165	0	(229)
	08/2016	TWD	15,700		481	0	(7)
	08/2016		$37,220	AUD	50,504	394	0
	08/2016		319	INR	21,537	0	(2)
	08/2016		4,751	JPY	515,900	251	0
	08/2016		1,625	KRW	1,921,238	40	0
	08/2016		843	MXN	15,782	16	0
	08/2016		11,147	MYR	45,762	324	0
CBK	07/2016	BRL	94,000		$29,285	23	0
	07/2016	CAD	336		263	3	0
	07/2016	GBP	6,969		9,875	597	0
	07/2016	TRY	1,220		418	0	(3)
	07/2016		$24,041	BRL	94,000	5,222	0
	07/2016		58,125	CAD	75,597	389	0
	07/2016		5,480	GBP	3,712	0	(538)
	08/2016	AUD	9,766		$7,248	0	(25)
	08/2016	CAD	74,219		57,079	0	(374)
	08/2016	EUR	1,936		2,177	26	0
	08/2016	JPY	829,400		7,708	0	(333)
	08/2016	MXN	174,588		9,413	0	(89)
	08/2016	SGD	105,821		77,927	0	(596)
	08/2016	THB	32,947		935	0	(2)
	08/2016		$81,290	AUD	108,836	155	(388)
	08/2016		26,077	EUR	23,230	0	(263)
	08/2016		276,410	JPY	28,991,700	4,666	0
	08/2016		11,089	KRW	13,082,802	251	0
	08/2016		5,028	MXN	92,853	33	(7)
	08/2016		32,253	RUB	2,096,381	140	0
	08/2016		15,645	SGD	21,272	140	0
	09/2016		6,705	CNH	43,566	0	(186)
DUB	07/2016	BRL	454,237		$141,516	110	0
	07/2016		$126,405	BRL	454,237	15,000	0
	08/2016		772	KRW	908,953	16	0
	09/2016		10,407	CNH	70,785	180	0
	10/2016	BRL	325,427		$76,917	0	(21,642)
	12/2016		$2,729	CNH	18,579	40	0
GLM	08/2016	AUD	35,400		$26,008	0	(357)
	08/2016	JPY	4,045,600		37,398	22	(1,846)
	08/2016	KRW	132,017,321		113,242	0	(1,189)
	08/2016	MXN	301,991		16,109	0	(328)
	08/2016	TWD	273,486		8,461	0	(45)
	08/2016		$27,512	EUR	24,082	0	(751)
	08/2016		49,098	JPY	5,368,800	2,953	0
	09/2016		11,203	CNH	75,988	162	0
	10/2016	CNH	75,988		$11,186	0	(171)
	10/2016	DKK	216,130		32,374	16	0
	10/2016		$31,930	CNH	218,335	704	0
	12/2016		40,172		272,969	504	0
HUS	08/2016	JPY	27,875,447		$258,193	0	(12,060)
	08/2016	MXN	968,766		53,568	840	0
	08/2016	SGD	43,948		32,128	0	(483)
	08/2016		$7,699	KRW	9,127,165	212	0
	08/2016		546	MXN	10,222	10	0
	09/2016		4,631	CNH	31,403	66	0
	10/2016	CNH	249,738		$37,934	678	(71)
	12/2016		136,485		20,541	203	0
JPM	07/2016	BRL	406,237		112,892	0	(13,571)
	07/2016	CAD	454		350	0	(1)
	07/2016	GBP	83,954		119,205	7,570	(128)
	07/2016	ILS	1,659		439	9	0
	07/2016		$126,561	BRL	406,237	0	(98)
	07/2016		88,633	GBP	61,991	0	(6,108)
	07/2016		39,875	RUB	2,569,160	191	0
	08/2016	AUD	80,974		$58,460	0	(1,846)
	08/2016	CHF	1,616		1,673	14	0
	08/2016	EUR	32,421		36,297	268	0
	08/2016	JPY	3,871,700		35,173	0	(2,364)
	08/2016	KRW	19,060,506		16,259	0	(263)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2016	MYR	24,294		$5,911	$0	$(178)
	08/2016	SGD	17,970		13,022	0	(312)
	08/2016	TWD	302,105		9,344	0	(51)
	08/2016		$23,169	AUD	31,127	13	0
	08/2016		63,397	BRL	216,837	3,520	0
	08/2016		80,100	EUR	71,229	0	(946)
	08/2016		31,544	GBP	23,463	0	(301)
	08/2016		11,938	JPY	1,295,100	618	0
	08/2016		5,436	KRW	6,417,742	127	0
	08/2016		548	MXN	10,167	6	(1)
	08/2016		10,381	SGD	13,987	0	(2)
	08/2016		10,412	TWD	336,724	60	0
	09/2016	CNH	21,454		$3,270	62	0
	09/2016	RUB	2,569,160		39,254	0	(173)
	09/2016		$22,618	CNH	153,647	364	0
	10/2016	BRL	607,300		$147,837	0	(36,090)
	10/2016	CNH	21,454		3,158	0	(49)
	12/2016		$21,285	CNH	146,282	515	0
	01/2018		1,016	BRL	3,496	0	(68)
MSB	07/2016	BRL	212,400		$59,052	0	(7,069)
	07/2016	GBP	103,247		151,720	14,273	0
	07/2016		$63,065	BRL	212,400	3,056	0
	08/2016	BRL	106,200		$31,181	0	(1,593)
	08/2016	TWD	372,510		11,338	0	(247)
	08/2016		$2,802	MYR	11,581	101	0
	10/2016	BRL	471,200		$124,118	0	(18,590)
	10/2016		$71,514	BRL	300,000	19,344	0
	12/2016	CNH	164,861		$24,780	211	0
NAB	07/2016	EUR	45,981		62,378	11,306	0
NGF	08/2016	TWD	45,103		1,373	0	(30)
SCX	07/2016		$4,324	MYR	17,631	96	0
	08/2016	KRW	13,339,986		$11,417	0	(146)
	08/2016		$1,057	AUD	1,442	17	0
	08/2016		15,304	CNH	100,443	0	(259)
	08/2016		6,575	KRW	7,761,232	152	0
	08/2016		8,018	MYR	33,134	287	0
	09/2016	CNH	285,822		$43,323	571	0
	09/2016		$31,209	CNH	212,755	620	0
	10/2016		6,992		46,721	0	(8)
SOG	07/2016		431	ILS	1,659	0	(1)
	08/2016	ILS	1,659		$431	1	0
	08/2016	KRW	31,224,281		26,750	0	(314)
	08/2016		$16,367	KRW	19,292,056	355	0
	08/2016		5,114	MYR	20,980	145	0
TOR	07/2016		148,710	GBP	110,647	0	(1,411)
	08/2016	GBP	110,647		$148,747	1,413	0
	10/2016		$203,319	BRL	856,686	56,137	0
UAG	07/2016	BRL	142,000		$36,792	0	(7,413)
	07/2016	RUB	2,569,160		38,060	0	(2,006)
	07/2016		$44,239	BRL	142,000	0	(34)
	07/2016		33,972	GBP	23,702	0	(2,419)
	08/2016	EUR	174,883		$196,597	2,476	(222)
	08/2016	MYR	121,122		29,738	0	(622)
	08/2016		$106,196	EUR	95,658	150	(44)
	09/2016	CNH	163,595		$24,853	381	0

Total Forward Foreign Currency Contracts						$164,086	$(147,668)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	07/05/2016	$	1,032,700	$382	$0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/21/2016		72,900	598	598
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.150	07/05/2016		668,900	218	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		1,634,100	595	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930%	08/20/2018	$	15,000	$1,592	$440
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.940	08/20/2018		13,100	1,281	379
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100	01/30/2018		92,300	1,311	2,095
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		260,700	90	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/13/2016		83,500	704	645
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	08/21/2017		28,400	1,931	243
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.905	08/20/2018		12,800	1,280	390
NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		207,100	75	0

								$10,057	$4,790

Total Purchased Options								$10,057	$4,790

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.050%	07/20/2016	EUR	60,300	$(111)	$(26)
CBK	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.150	09/21/2016		4,100	(10)	(10)
DUB	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.250	09/21/2016		9,600	(29)	(15)
SOG	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.250	09/21/2016		9,600	(28)	(15)

							$(178)	$(66)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price			Expiration Date	Notional Amount			Premiums (Received)	Market Value
AZD	Call - OTC AUD versus USD	$		0.750	07/06/2016		AUD	21,000	$(86)	$(52)
BOA	Call - OTC GBP versus USD			1.383	08/09/2016		GBP	11,500	(103)	(82)
	Put - OTC USD versus JPY		JPY	80.000	02/18/2019	$		1,200	(67)	(25)
BPS	Call - OTC GBP versus USD	$		1.378	07/27/2016		GBP	27,400	(226)	(154)
	Put - OTC USD versus KRW		KRW	1,149.000	08/02/2016	$		23,400	(134)	(265)
	Call - OTC USD versus KRW			1,207.000	08/02/2016			23,400	(116)	(55)
	Call - OTC USD versus KRW			1,209.000	09/29/2016			18,200	(149)	(159)
BRC	Put - OTC AUD versus USD	$		0.709	07/01/2016		AUD	17,800	(106)	0
CBK	Call - OTC AUD versus USD			0.751	07/13/2016			12,300	(67)	(50)
DUB	Call - OTC AUD versus USD			0.753	07/15/2016			36,800	(251)	(139)
	Call - OTC AUD versus USD			0.744	07/26/2016			27,700	(122)	(277)
	Put - OTC USD versus KRW		KRW	1,150.000	07/27/2016	$		27,900	(117)	(292)
	Call - OTC USD versus KRW			1,217.000	07/27/2016			27,900	(137)	(33)
FBF	Call - OTC USD versus BRL		BRL	6.300	01/11/2018			22,000	(1,172)	(257)
	Put - OTC USD versus MXN		MXN	18.300	08/09/2016			18,400	(146)	(325)
	Call - OTC USD versus MXN			19.800	08/09/2016			18,400	(124)	(54)
GLM	Call - OTC EUR versus USD	$		1.133	07/01/2016		EUR	31,800	(160)	0
	Call - OTC USD versus JPY		JPY	105.000	08/08/2016	$		28,200	(207)	(270)
	Put - OTC USD versus KRW		KRW	1,150.000	07/15/2016			19,000	(142)	(140)
	Put - OTC USD versus MXN		MXN	18.370	07/27/2016			10,200	(57)	(179)
	Put - OTC USD versus MXN			18.500	07/27/2016			15,900	(105)	(346)
	Call - OTC USD versus MXN			19.650	07/27/2016			10,200	(52)	(20)
	Call - OTC USD versus MXN			20.000	07/27/2016			15,900	(118)	(17)
HUS	Put - OTC AUD versus USD	$		0.728	08/10/2016		AUD	29,600	(168)	(164)
	Call - OTC USD versus RUB		RUB	87.000	12/08/2016	$		14,700	(632)	(82)
JPM	Put - OTC USD versus KRW		KRW	1,142.500	07/14/2016			39,900	(300)	(176)
	Put - OTC USD versus KRW			1,153.000	08/10/2016			60,400	(391)	(883)
	Call - OTC USD versus KRW			1,222.000	08/10/2016			60,400	(304)	(132)
NGF	Call - OTC GBP versus USD	$		1.388	08/15/2016		GBP	13,900	(127)	(128)
SCX	Put - OTC USD versus KRW		KRW	1,138.000	08/12/2016	$		16,700	(100)	(148)
	Call - OTC USD versus KRW			1,196.000	08/12/2016			16,700	(98)	(81)
SOG	Put - OTC USD versus KRW			1,133.000	07/11/2016			26,300	(169)	(40)
	Put - OTC USD versus KRW			1,159.000	07/29/2016			25,800	(159)	(392)
	Put - OTC USD versus KRW			1,139.000	08/05/2016			7,000	(36)	(56)
	Call - OTC USD versus KRW			1,197.000	08/05/2016			7,000	(32)	(26)
UAG	Call - OTC AUD versus USD	$		0.773	07/01/2016		AUD	17,800	(87)	0
	Call - OTC EUR versus USD			1.128	08/08/2016		EUR	50,100	(338)	(345)

									$(6,905)	$(5,844)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$13,700	$(116)	$(1)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	32,900	(293)	(3)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	14,800	(191)	(2)
DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	4,900	(37)	(1)
	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	15,400	(151)	(3)

						$(788)	$(10)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770%	12/21/2016	$ 145,800	$(598)	$(598)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018	123,500	(2,876)	(451)
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100	01/30/2018	92,300	(480)	(719)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600	01/30/2018	92,300	(835)	(1,328)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.765	12/13/2016	167,000	(712)	(634)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	08/21/2017	124,800	(1,935)	(95)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018	56,500	(1,260)	(206)

							$(8,696)	$(4,031)

Total Written Options							$(16,567)	$(9,951)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period			Sales		Closing Buys		Expirations			Exercised			Balance at End of Period
# of Contracts			0		19,779		(10)			(9,708)			(8,778)			1,283
Notional Amount in $	$		4,139,500		$2,920,600		$(1,015,700)	$		(4,068,200)	$		(537,200)	$		1,439,000
Notional Amount in AUD		AUD	0	AUD	622,800	AUD	(15,000)		AUD	(335,400)		AUD	(109,400)		AUD	163,000
Notional Amount in EUR		EUR	88,000	EUR	750,600	EUR	(145,000)		EUR	(409,500)		EUR	(118,600)		EUR	165,500
Notional Amount in GBP		GBP	0	GBP	52,800	GBP	0		GBP	0		GBP	0		GBP	52,800
Premiums	$		(22,902)		$(30,365)		$4,269	$		24,447	$		7,605	$		(16,946)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (3)	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	Canadian Natural Resources Ltd.	(1.000)%	06/20/2017	0.558%	$ 5,000	$157	$(180)	$0	$(23)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Mexico Government International Bond	1.000%	12/20/2016	0.371%	$	1,700	$16	$(10)	$6	$0
	Mexico Government International Bond	1.000	09/20/2020	1.333		5,800	(129)	52	0	(77)
	Volkswagen International Finance NV	1.000	12/20/2016	0.339	EUR	10,200	(74)	113	39	0
BPS	Morgan Stanley	1.000	12/20/2020	1.013	$	12,000	(22)	19	0	(3)
	Petrobras Global Finance BV	1.000	06/20/2018	4.242		700	(101)	58	0	(43)
	Petrobras Global Finance BV	1.000	12/20/2019	5.720		6,200	(642)	(271)	0	(913)
	Petrobras Global Finance BV	1.000	03/20/2020	5.888		500	(77)	(4)	0	(81)
	Tesco PLC	1.000	12/20/2020	2.536	EUR	10,000	(964)	243	0	(721)
BRC	Brazil Government International Bond	1.000	12/20/2016	0.666	$	31,000	(781)	840	59	0
	Devon Energy Corp.	1.000	12/20/2020	2.266		5,000	(1,203)	939	0	(264)
	Petrobras Global Finance BV	1.000	12/20/2019	5.720		2,300	(348)	9	0	(339)
CBK	Mexico Government International Bond	1.000	12/20/2019	1.142		8,400	50	(88)	0	(38)
	Mexico Government International Bond	1.000	09/20/2020	1.333		19,000	(428)	175	0	(253)
	Sprint Communications, Inc.	5.000	12/20/2019	7.995		8,700	440	(1,185)	0	(745)
FBF	Devon Energy Corp.	1.000	12/20/2020	2.266		2,500	(455)	323	0	(132)
GST	Anadarko Petroleum Corp.	1.000	12/20/2020	2.287		600	(84)	52	0	(32)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Kinder Morgan, Inc.	1.000%	06/20/2021	2.508%	$	4,100	$(347)	$65	$0	$(282)
	Mexico Government International Bond	1.000	06/20/2017	0.475		500	(5)	8	3	0
	Mexico Government International Bond	1.000	09/20/2020	1.333		14,500	(320)	127	0	(193)
	Morgan Stanley	1.000	12/20/2020	1.013		100	0	0	0	0
	Petrobras Global Finance BV	1.000	12/20/2019	5.720		2,400	(264)	(89)	0	(353)
	Petrobras Global Finance BV	1.000	03/20/2020	5.888		400	(64)	0	0	(64)
	Tesco PLC	1.000	12/20/2020	2.536	EUR	5,000	(517)	156	0	(361)
	Volkswagen International Finance NV	1.000	12/20/2017	0.561		10,000	(226)	302	76	0
HUS	Mexico Government International Bond	1.000	09/20/2016	0.364	$	1,000	6	(4)	2	0
	Mexico Government International Bond	1.000	12/20/2016	0.371		300	3	(2)	1	0
	Mexico Government International Bond	1.000	09/20/2017	0.572		2,400	(53)	66	13	0
	Mexico Government International Bond	1.000	09/20/2020	1.333		15,800	(369)	159	0	(210)
	Petrobras Global Finance BV	1.000	03/20/2020	5.888		1,500	(274)	32	0	(242)
JPM	Brazil Government International Bond	1.000	09/20/2016	0.542		5,300	(31)	38	7	0
	Mexico Government International Bond	1.000	09/20/2016	0.364		700	4	(3)	1	0
	Mexico Government International Bond	1.000	12/20/2016	0.371		1,600	22	(17)	5	0
	Volkswagen International Finance NV	1.000	12/20/2017	0.561	EUR	10,000	(193)	269	76	0
MYC	Anadarko Petroleum Corp.	1.000	12/20/2020	2.287	$	6,000	(715)	395	0	(320)
	Mexico Government International Bond	1.000	09/20/2016	0.364		7,100	(33)	45	12	0

							$(8,178)	$2,812	$300	$(5,666)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
DUB	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	$10,500	$(227)	$62	$0	$(165)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	11,900	(831)	387	0	(444)
GST	CDX.IG-9 10-Year Index 30-100%	0.548	12/20/2017	1,832	0	14	14	0
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	27,900	(1,292)	252	0	(1,040)
JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017	4,051	0	30	30	0
MEI	CMBX.NA.AAA.8 Index	0.500	10/17/2057	8,100	(566)	264	0	(302)
MYC	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	8,400	(848)	(2)	0	(850)

					$(3,764)	$1,007	$44	$(2,801)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MXN	10,000	$(22)	$16	$0	$(6)
	Pay	28-Day MXN-TIIE	5.750	06/05/2023		12,300	(29)	27	0	(2)

							$(51)	$43	$0	$(8)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	25

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
GLM	Pay	USD versus BRL 1-Year ATM Implied Volatility	22.450%	07/13/2016	$5,700	$0	$247	$247	$0

Total Swap Agreements						$(11,836)	$3,929	$591	$(8,498)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

(l)	Securities with an aggregate market value of $78,608 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$0	$0	$0	$0	$0	$(52)	$0	$(52)	$(52)	$0	$(52)
BOA	3,467	0	45	3,512	(492)	(107)	(77)	(676)	2,836	(2,990)	(154)
BPS	1,800	0	0	1,800	(164)	(633)	(1,761)	(2,558)	(758)	539	(219)
BRC	1,029	0	59	1,088	(287)	(26)	(603)	(916)	172	0	172
CBK	11,645	598	0	12,243	(2,804)	(664)	(1,036)	(4,504)	7,739	(11,028)	(3,289)
DUB	15,346	0	0	15,346	(21,642)	(760)	(609)	(23,011)	(7,665)	6,389	(1,276)
FBF	0	0	0	0	0	(636)	(132)	(768)	(768)	674	(94)
GLM	4,361	819	247	5,427	(4,687)	(1,423)	(8)	(6,118)	(691)	(110)	(801)
GST	0	0	93	93	0	0	(2,348)	(2,348)	(2,255)	2,414	159
HUS	2,009	0	16	2,025	(12,614)	(246)	(452)	(13,312)	(11,287)	12,555	1,268
JPM	13,337	2,095	119	15,551	(62,550)	(3,238)	0	(65,788)	(50,237)	43,333	(6,904)
MEI	0	0	0	0	0	0	(302)	(302)	(302)	443	141
MSB	36,985	0	0	36,985	(27,499)	0	0	(27,499)	9,486	(8,280)	1,206
MYC	0	1,278	12	1,290	0	(935)	(1,170)	(2,105)	(815)	441	(374)
NAB	11,306	0	0	11,306	0	0	0	0	11,306	(11,510)	(204)
NGF	0	0	0	0	(30)	(128)	0	(158)	(158)	0	(158)
SCX	1,743	0	0	1,743	(413)	(229)	0	(642)	1,101	(938)	163
SOG	501	0	0	501	(315)	(529)	0	(844)	(343)	45	(298)
TOR	57,550	0	0	57,550	(1,411)	0	0	(1,411)	56,139	(53,690)	2,449
UAG	3,007	0	0	3,007	(12,760)	(345)	0	(13,105)	(10,098)	9,434	(664)

Total Over the Counter	$164,086	$4,790	$591	$169,467	$(147,668)	$(9,951)	$(8,498)	$(166,117)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,226	$4,226
Swap Agreements	0	1,638	0	0	9,180	10,818

	$0	$1,638	$0	$0	$13,406	$15,044

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$164,086	$0	$164,086
Purchased Options	0	0	0	0	4,790	4,790
Swap Agreements	0	344	0	247	0	591

	$0	$344	$0	$164,333	$4,790	$169,467

	$0	$1,982	$0	$164,333	$18,196	$184,511

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$315	$315
Futures	0	0	0	0	3,265	3,265
Swap Agreements	0	17	0	0	769	786

	$0	$17	$0	$0	$4,349	$4,366

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$147,668	$0	$147,668
Written Options	0	66	0	5,844	4,041	9,951
Swap Agreements	0	8,490	0	0	8	8,498

	$0	$8,556	$0	$153,512	$4,049	$166,117

	$0	$8,573	$0	$153,512	$8,398	$170,483

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(86)	$(86)
Written Options	0	0	0	0	3,033	3,033
Futures	0	0	0	0	(9,539)	(9,539)
Swap Agreements	0	(6,916)	0	0	(19,832)	(26,748)

	$0	$(6,916)	$0	$0	$(26,424)	$(33,340)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$183,670	$0	$183,670
Purchased Options	0	0	0	0	(5,879)	(5,879)
Written Options	0	519	0	10,533	11,446	22,498
Swap Agreements	0	2,313	0	372	121	2,806

	$0	$2,832	$0	$194,575	$5,688	$203,095

	$0	$(4,084)	$0	$194,575	$(20,736)	$169,755

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$8	$8
Written Options	0	0	0	0	64	64
Futures	0	0	0	0	15,787	15,787
Swap Agreements	0	2,434	0	0	(182,978)	(180,544)

	$0	$2,434	$0	$0	$(167,119)	$(164,685)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(218,331)	$0	$(218,331)
Purchased Options	0	0	0	0	2,009	2,009
Written Options	0	112	0	(291)	(4,164)	(4,343)
Swap Agreements	0	8,111	0	247	1,036	9,394

	$0	$8,223	$0	$(218,375)	$(1,119)	$(211,271)

	$0	$10,657	$0	$(218,375)	$(168,238)	$(375,956)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	27

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

June 30, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$19,833	$0	$19,833
Corporate Bonds & Notes
Banking & Finance	0	1,885,634	17,201	1,902,835
Industrials	0	312,049	0	312,049
Utilities	0	223,888	0	223,888
Municipal Bonds & Notes
California	0	182,994	0	182,994
Illinois	0	17,477	0	17,477
Iowa	0	520	0	520
Mississippi	0	2,950	0	2,950
Nebraska	0	8,536	0	8,536
New Jersey	0	31,303	0	31,303
Ohio	0	47,094	0	47,094
Texas	0	13,694	0	13,694
U.S. Government Agencies	0	2,798,358	7,065	2,805,423
U.S. Treasury Obligations	0	3,207,236	0	3,207,236
Non-Agency Mortgage-Backed Securities	0	701,780	1,435	703,215
Asset-Backed Securities	0	504,449	0	504,449
Sovereign Issues	0	233,716	0	233,716
Preferred Securities
Banking & Finance	2,606	0	0	2,606
Short-Term Instruments
Commercial Paper	0	344,654	0	344,654
Repurchase Agreements	0	4,738	0	4,738
U.S. Treasury Bills	0	5,986	0	5,986

	$2,606	$10,546,889	$25,701	$10,575,196

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$84,546	$0	$0	$84,546

Total Investments	$87,152	$10,546,889	$25,701	$10,659,742

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	4,226	10,165	0	14,391
Over the counter	0	169,467	0	169,467

	$4,226	$179,632	$0	$183,858

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,265)	(1,101)	0	(4,366)
Over the counter	(10)	(166,107)	0	(166,117)

	$(3,275)	$(167,208)	$0	$(170,483)

Totals	$88,103	$10,559,313	$25,701	$10,673,117

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2016 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Total Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

SEMIANNUAL REPORT	JUNE 30, 2016	29

Notes to Financial Statements (Cont.)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants,

(b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction

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Notes to Financial Statements (Cont.)

believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain

(loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options

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on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term debt investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is

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Notes to Financial Statements (Cont.)

considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$216,767	$1,843,252	$(1,975,701)	$(629)	$857	$84,546	$651	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools

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created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate

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Notes to Financial Statements (Cont.)

collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the

Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial

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derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment

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Notes to Financial Statements (Cont.)

without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  The Portfolio may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities

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or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of

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Notes to Financial Statements (Cont.)

payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of

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potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of

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Notes to Financial Statements (Cont.)

settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions

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by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the

“Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	0.25%
Administrative Class	0.25%
Advisor Class	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing

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Notes to Financial Statements (Cont.)

costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets except PIMCO All Asset Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$73,619	$77,082

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2016, were as follows (amounts in thousands):

U S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$22,085,029	$22,142,309	$973,766	$737,881

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,679	$28,616	3,328	$37,206
Administrative Class	30,980	331,294	64,208	718,351
Advisor Class	20,274	216,697	36,819	412,217
Issued as reinvestment of distributions
Institutional Class	96	1,030	594	6,510
Administrative Class	5,216	56,061	29,883	325,306
Advisor Class	2,599	27,939	14,377	156,160
Cost of shares redeemed
Institutional Class	(1,997)	(21,405)	(15,528)	(174,055)
Administrative Class	(43,493)	(465,073)	(173,446)	(1,933,018)
Advisor Class	(20,309)	(216,933)	(22,556)	(251,153)
Net increase (decrease) resulting from Portfolio share transactions	(3,955)	$(41,774)	(62,321)	$(702,476)

As of June 30, 2016, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 37% of the Portfolio. One shareholder is a related party and comprises 14% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SEMIANNUAL REPORT	JUNE 30, 2016	45

Notes to Financial Statements (Cont.)

June 30, 2016 (Unaudited)

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2015, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2015, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Total Return Portfolio	$19,552	$19,876

As of June 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$10,380,269	$386,420	$(106,947)	$279,473

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

46	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GST	Goldman Sachs International	NAB	National Australia Bank Ltd.
BOM	Bank of Montreal	HUS	HSBC Bank USA N.A.	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPS	JPMorgan Securities, Inc.	SOG	Societe Generale
CBK	Citibank N.A.	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank N.A.	TOR	Toronto Dominion Bank
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SGD	Singapore Dollar
CAD	Canadian Dollar	INR	Indian Rupee	THB	Thai Baht
CHF	Swiss Franc	JPY	Japanese Yen	TRY	Turkish New Lira
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TWD	Taiwanese Dollar
DKK	Danish Krone	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	MYR	Malaysian Ringgit

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
BTP	Buoni del Tesoro Poliennali	FSB	Federal Savings Bank

SEMIANNUAL REPORT	JUNE 30, 2016	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT18SAR_063016

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2016

PIMCO Unconstrained Bond Portfolio

Share Classes

■	Institutional
■	M
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Outside of the reporting period, PIMCO announced on July 19, 2016 that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st.

The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the six-month fiscal reporting period include:

■

The first segment of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit, pushing government sovereign yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve (“Fed”) on hold at their June 2016 meeting, after having slightly raised interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term interest rates rose with the initial Fed rate hike in December 2015. Revised first quarter 2016 U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23, 2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the Pound Sterling and European and Japanese equities, most asset classes generally recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.37% for the reporting period. Yields declined across the majority of the U.S. Treasury yield curve as a more dovish tone from the Fed coupled with the surprise result of the U.K. referendum pushed expectations for policy normalization further into the future. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.27% on December 31, 2015. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.31% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 6.24% over the reporting period. U.S. real interest rates followed nominal yields sharply lower as concerns surrounding China’s growth prospects early in the reporting period coupled with uncertainty over the U.K. referendum created a strong flight-to-quality bid and more tempered expectations for near-term Fed rate hikes.

2	PIMCO VARIABLE INSURANCE TRUST

Despite posting positive absolute returns, U.S. TIPS were outpaced by comparable nominal U.S. Treasuries as market-based inflation expectations ended the period lower. U.S. breakeven inflation rates were pressured lower by low headline inflation data and outsized demand for safe-haven nominal U.S. Treasuries.

■

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 13.25% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and precious metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by strong demand and production outages. Within precious metals, gold prices were the beneficiary of strong safe-haven demand around risk-off events, particularly in June 2016 following the U.K.’s historic vote to leave the European Union. Agriculture commodity prices also advanced over the period, led by sugar prices which rallied on Brazilian rainfall, Indian import demand as well as strength in the Brazilian real.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 3.11% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and refinancing concerns. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals. Positive representation and warranty settlement developments also benefited the sector.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, returned 7.54% over the reporting period, as falling credit yields and a commodity-fueled rally drove returns over the reporting period. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 8.02% over the reporting period. Strong performance from commodity sectors and risk-on sentiment drove returns, as asset sales and equity issuance strengthened balance sheets. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher-yielding instruments.

■

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.90% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 14.02% over the reporting period. The slowdown in China continued apace, though policymakers have used expanded credit availability and a gradual depreciation of the Chinese currency to soften the landing. Higher commodity prices and improving terms of trade helped EM currencies broadly gain during the reporting period.

■

Global equity markets showed mixed performance amid a period marked by economic uncertainty, increased volatility and concerns around the U.K. referendum. U.S. equities, as represented by the S&P 500 Index, returned 3.84% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 6.41% over the same period. In contrast, developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 4.42% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2016	3

Important Information About the PIMCO Unconstrained Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Unconstrained Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio's diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Unconstrained Bond Portfolio	05/02/11	04/30/12	10/31/14	05/02/11	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2016	5

PIMCO Unconstrained Bond Portfolio

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	22.3%
Corporate Bonds & Notes	17.9%
U.S. Government Agencies	17.3%
Asset-Backed Securities	16.8%
Short-Term Instruments‡	10.6%
Non-Agency Mortgage-Backed Securities	7.5%
Sovereign Issues	6.1%
Other	1.5%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2016
	6 Months*	1 Year	5 Years	Inception**
PIMCO Unconstrained Bond Portfolio Institutional Class	1.23%	(1.24)%	—	1.76%
PIMCO Unconstrained Bond Portfolio Class M	1.01%	(1.69)%	—	(0.69)%
PIMCO Unconstrained Bond Portfolio Administrative Class	1.16%	(1.39)%	1.64%	1.51%
PIMCO Unconstrained Bond Portfolio Advisor Class	1.11%	(1.49)%	—	(0.27)%
3 Month USD LIBOR Index±	0.31%	0.46%	0.35%	0.35%***

All Portfolio returns are net of fees and expenses.

* Cumulative return.

** For class inception dates please refer to the Important Information.

*** Average annual total return since 05/02/2011.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.91% for Institutional Class shares, 1.36% for Class M shares, 1.06% for Administrative Class shares, and 1.16% for Advisor Class shares.

Investment Objective and Strategy Overview

»

PIMCO Unconstrained Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

Following are key factors impacting the Portfolio’s performance during the reporting period:

»	U.S. government and rates positioning detracted from performance, driven by negative duration positioning, as U.S. Treasury yields decreased.

»	Exposure to emerging markets contributed to performance, driven primarily by long local rate exposure in Brazil, as rates decreased.

»	Short positioning to the Japanese yen detracted from performance, as the currency appreciated versus the U.S. dollar.

»	Long positioning in the Russian ruble contributed to performance, as the currency appreciated versus the U.S. dollar.

»

Long exposure to corporate credit contributed to returns, as the corporate credit sector generally realized positive returns, demonstrated by the Barclays Global Credit — Corporate Index, which also had positive returns.

»	Long European duration exposure contributed to returns, as European swap curve rates fell.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Unconstrained Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,012.30	$4.53	$1,000.00	$1,019.95	$4.54	0.92%
Class M	1,000.00	1,010.10	6.73	1,000.00	1,017.75	6.76	1.37
Administrative Class	1,000.00	1,011.60	5.26	1,000.00	1,019.22	5.28	1.07
Advisor Class	1,000.00	1,011.10	5.75	1,000.00	1,018.73	5.78	1.17

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 179/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2016	7

Financial Highlights PIMCO Unconstrained Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Total Distributions(b)
Institutional Class
01/01/2016 - 06/30/2016+	$9.92	$0.17	$(0.05)	$0.12	$(0.10)	$0.00	$(0.10)
12/31/2015	10.45	0.29	(0.45)	(0.16)	(0.37)	0.00	(0.37)
12/31/2014	10.25	0.14	0.19	0.33	(0.13)	0.00	(0.13)
12/31/2013	10.46	0.18	(0.28)	(0.10)	(0.07)	(0.04)	(0.11)
04/30/2012 - 12/31/2012	9.98	0.14	0.41	0.55	(0.07)	0.00	(0.07)
Class M
01/01/2016 - 06/30/2016+	9.92	0.16	(0.06)	0.10	(0.08)	0.00	(0.08)
12/31/2015	10.45	0.25	(0.46)	(0.21)	(0.32)	0.00	(0.32)
10/31/2014 - 12/31/2014	10.49	0.04	(0.06)	(0.02)	(0.02)	0.00	(0.02)
Administrative Class
01/01/2016 - 06/30/2016+	9.92	0.17	(0.06)	0.11	(0.09)	0.00	(0.09)
12/31/2015	10.45	0.26	(0.44)	(0.18)	(0.35)	0.00	(0.35)
12/31/2014	10.25	0.13	0.18	0.31	(0.11)	0.00	(0.11)
12/31/2013	10.46	0.17	(0.28)	(0.11)	(0.06)	(0.04)	(0.10)
12/31/2012	9.81	0.19	0.57	0.76	(0.11)	0.00	(0.11)
05/02/2011 - 12/31/2011	10.00	0.15	(0.26)	(0.11)	(0.08)	0.00	(0.08)
Advisor Class
01/01/2016 - 06/30/2016+	9.92	0.16	(0.05)	0.11	(0.09)	0.00	(0.09)
12/31/2015	10.45	0.26	(0.45)	(0.19)	(0.34)	0.00	(0.34)
12/31/2014	10.25	0.16	0.14	0.30	(0.10)	0.00	(0.10)
04/30/2013 - 12/31/2013	10.64	0.14	(0.46)	(0.32)	(0.03)	(0.04)	(0.07)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.94	1.23%	$15,582	0.92	%*	0.90	%*	3.59	%*	165%
9.92	(1.53)	15,902	0.91		0.90		2.83		414
10.45	3.20	374	0.90		0.90		1.32		255
10.25	(0.97)	866	0.90		0.90		1.77		928
10.46	5.55	27	0.90	*	0.90	*	2.01	*	879

9.94	1.01	503	1.37	*	1.35	*	3.28	*	165
9.92	(1.96)	345	1.36		1.35		2.37		414
10.45	(0.17)	15	1.35	*	1.35	*	2.42	*	255

9.94	1.16	270,082	1.07	*	1.05	*	3.46	*	165
9.92	(1.68)	263,768	1.06		1.05		2.50		414
10.45	3.04	288,528	1.05		1.05		1.25		255
10.25	(1.12)	404,497	1.05		1.05		1.59		928
10.46	7.75	267,488	1.05		1.05		1.89		879
9.81	(1.05)	160,254	1.05	*	1.05	*	2.35	*	302

9.94	1.11	10,469	1.17	*	1.15	*	3.43	*	165
9.92	(1.78)	9,126	1.16		1.15		2.47		414
10.45	2.94	4,805	1.15		1.15		1.53		255
10.25	(3.02)	285	1.12	*	1.12	*	2.04	*	928

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	9

Statement of Assets and Liabilities PIMCO Unconstrained Bond Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2016

Assets:
Investments, at value
Investments in securities*	$317,011
Investments in Affiliates	36,863
Financial Derivative Instruments
Exchange-traded or centrally cleared	464
Over the counter	7,642
Cash	2
Deposits with counterparty	2,211
Foreign currency, at value	747
Receivable for investments sold	3,933
Receivable for TBA investments sold	71,735
Receivable for Portfolio shares sold	162
Interest and/or dividends receivable	1,502
Dividends receivable from Affiliates	23
Total Assets	442,295

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$5,497
Financial Derivative Instruments
Exchange-traded or centrally cleared	116
Over the counter	6,523
Payable for investments purchased	9,532
Payable for investments in Affiliates purchased	23
Payable for TBA investments purchased	119,191
Deposits from counterparty	4,521
Payable for Portfolio shares redeemed	3
Accrued investment advisory fees	145
Accrued supervisory and administrative fees	73
Accrued distribution fees	1
Accrued servicing fees	34
Total Liabilities	145,659

Net Assets	$296,636

Net Assets Consist of:
Paid in capital	300,353
(Overdistributed) net investment income	(7,574)
Accumulated undistributed net realized (loss)	(771)
Net unrealized appreciation	4,628

Net Assets	$296,636

Net Assets:
Institutional Class	$15,582
Class M	503
Administrative Class	270,082
Advisor Class	10,469

Shares Issued and Outstanding:
Institutional Class	1,568
Class M	51
Administrative Class	27,187
Advisor Class	1,054

Net Asset Value Per Share Outstanding:
Institutional Class	$9.94
Class M	9.94
Administrative Class	9.94
Advisor Class	9.94

Cost of investments in securities	$309,966
Cost of investments in Affiliates	$36,860
Cost of foreign currency held	$746
Proceeds received on short sales	$5,493
Cost or premiums of financial derivative instruments, net	$(1,117)

* Includes repurchase agreements of:	$738

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Unconstrained Bond Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2016 (Unaudited)

Investment Income:
Interest	$6,306
Dividends	4
Dividends from Investments in Affiliates	66
Miscellaneous income	6
Total Income	6,382

Expenses:
Investment advisory fees	845
Supervisory and administrative fees	422
Distribution and/or servicing fees - Class M	1
Servicing fees - Administrative Class	193
Distribution and/or servicing fees - Advisor Class	11
Trustee fees	2
Interest expense	22
Total Expenses	1,496

Net Investment Income	4,886

Net Realized Gain (Loss):
Investments in securities	2,199
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	(5,616)
Over the counter financial derivative instruments	6,431
Foreign currency	(207)

Net Realized Gain	2,809

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	4,627
Investments in Affiliates	12
Exchange-traded or centrally cleared financial derivative instruments	(3,354)
Over the counter financial derivative instruments	(5,922)
Foreign currency assets and liabilities	(23)

Net Change in Unrealized (Depreciation)	(4,660)

Net Increase in Net Assets Resulting from Operations	$3,035

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	11

Statements of Changes in Net Assets PIMCO Unconstrained Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,886	$7,374
Net realized gain (loss)	2,809	(12,342)
Net change in unrealized (depreciation)	(4,660)	(106)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,035	(5,074)

Distributions to Shareholders:
From net investment income
Institutional Class	(160)	(473)
Class M	(3)	(9)
Administrative Class	(2,513)	(9,301)
Advisor Class	(86)	(282)
From net realized capital gains
Institutional Class	0	(4)
Class M	0	0
Administrative Class	0	(68)
Advisor Class	0	(2)

Total Distributions(a)	(2,762)	(10,139)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	7,222	10,632

Total Increase (Decrease) in Net Assets	7,495	(4,581)

Net Assets:
Beginning of period	289,141	293,722
End of period*	$296,636	$289,141

* Including (overdistributed) net investment income of:	$(7,574)	$(9,698)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Bond Portfolio

June 30, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 106.9%

BANK LOAN OBLIGATIONS 1.7%
Avago Technologies Cayman Ltd.
4.250% due 02/01/2023		$200	$200
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		1,943	1,947
Charter Communications Operating LLC
3.500% due 01/24/2023		200	200
Dell, Inc.
3.750% due 10/29/2018		123	123
FCA US LLC
3.500% due 05/24/2017		2,595	2,598

Total Bank Loan Obligations (Cost $5,051)			5,068

CORPORATE BONDS & NOTES 21.3%

BANKING & FINANCE 12.2%
ABN AMRO Bank NV
4.750% due 07/28/2025		100	104
AGFC Capital Trust
6.000% due 01/15/2067		100	47
Ally Financial, Inc.
2.750% due 01/30/2017		3,200	3,229
3.313% due 07/18/2016		1,200	1,200
3.500% due 07/18/2016		500	501
5.500% due 02/15/2017		1,400	1,423
American Express Co.
4.900% due 03/15/2020 (d)		300	286
American International Group, Inc.
4.125% due 02/15/2024		300	317
Aviation Capital Group Corp.
3.875% due 09/27/2016		400	401
Bank of America Corp.
0.956% due 08/15/2016		100	100
2.000% due 01/11/2018		1,400	1,410
3.958% due 10/21/2025	MXN	2,000	119
5.750% due 12/01/2017		$3,500	3,706
6.400% due 08/28/2017		700	739
6.875% due 04/25/2018		1,300	1,420
Barclays Bank PLC
7.625% due 11/21/2022		400	431
7.750% due 04/10/2023		200	207
14.000% due 06/15/2019 (d)	GBP	500	809
Barclays PLC
5.250% due 08/17/2045		$200	210
BNP Paribas S.A.
7.625% due 03/30/2021 (d)		400	401
BPCE S.A.
5.150% due 07/21/2024		600	626
CIT Group, Inc.
4.250% due 08/15/2017		300	306
5.000% due 05/15/2017		100	102
Citigroup, Inc.
1.306% due 11/15/2016		500	500
6.125% due 11/15/2020 (d)		400	406
6.250% due 08/15/2026 (d)		900	928
Cooperatieve Rabobank UA
2.500% due 01/19/2021		500	513
6.875% due 03/19/2020	EUR	1,100	1,431
Credit Agricole S.A.
6.500% due 06/23/2021 (d)		300	314
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		$700	687
Goldman Sachs Group, Inc.
3.625% due 01/22/2023		300	315
6.150% due 04/01/2018		200	216
HSBC Holdings PLC
3.400% due 03/08/2021		600	619
4.300% due 03/08/2026		500	531
International Lease Finance Corp.
8.750% due 03/15/2017		200	209

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase & Co.
1.538% due 01/25/2018		$300	$302
2.153% due 03/01/2021		2,000	2,046
7.900% due 04/30/2018 (d)		700	715
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	1,756	2,215
7.875% due 06/27/2029 (d)		200	253
MUFG Union Bank N.A.
2.625% due 09/26/2018		$300	307
Murray Street Investment Trust
4.647% due 03/09/2017		200	205
Navient Corp.
5.000% due 06/15/2018		1,000	997
8.450% due 06/15/2018		200	217
Santander UK PLC
2.500% due 03/14/2019		1,400	1,415
Toronto-Dominion Bank
1.627% due 04/07/2021		800	805
UBS AG
5.125% due 05/15/2024		1,300	1,327
7.250% due 02/22/2022		200	205
7.625% due 08/17/2022		250	284
Volkswagen Bank GmbH
0.152% due 11/27/2017	EUR	100	110
Wells Fargo & Co.
2.600% due 07/22/2020		$200	206

			36,372

INDUSTRIALS 5.3%
AbbVie, Inc.
1.800% due 05/14/2018		400	403
2.500% due 05/14/2020		100	102
3.600% due 05/14/2025		200	210
Actavis Funding SCS
1.911% due 03/12/2020		500	502
Altice Financing S.A.
6.625% due 02/15/2023		400	394
7.500% due 05/15/2026		700	689
Canadian Natural Resources Ltd.
1.750% due 01/15/2018		300	297
Charter Communications Operating LLC
3.579% due 07/23/2020		100	105
4.464% due 07/23/2022		100	108
4.908% due 07/23/2025		200	218
6.484% due 10/23/2045		100	120
Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024		200	206
Cox Communications, Inc.
5.875% due 12/01/2016		1,100	1,119
CVS Health Corp.
1.900% due 07/20/2018		100	102
5.125% due 07/20/2045		100	124
Diamond 1 Finance Corp.
3.480% due 06/01/2019		200	205
4.420% due 06/15/2021		200	206
6.020% due 06/15/2026		150	156
DISH DBS Corp.
4.250% due 04/01/2018		300	307
4.625% due 07/15/2017		200	204
7.875% due 09/01/2019		200	221
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	500	525
Kinder Morgan Energy Partners LP
2.650% due 02/01/2019		$200	200
Kraft Heinz Foods Co.
2.000% due 07/02/2018		550	558
3.950% due 07/15/2025		100	109
Kroger Co.
2.200% due 01/15/2017		100	101
Numericable SFR S.A.
7.375% due 05/01/2026		500	495
ONEOK Partners LP
6.150% due 10/01/2016		1,427	1,441

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Prime Security Services Borrower LLC
9.250% due 05/15/2023		$500	$531
QUALCOMM, Inc.
4.800% due 05/20/2045		100	104
Reynolds American, Inc.
3.250% due 06/12/2020		54	57
4.450% due 06/12/2025		100	112
Reynolds Group Issuer, Inc.
7.000% due 07/15/2024		225	232
SABMiller Holdings, Inc.
1.327% due 08/01/2018		3,600	3,599
Thermo Fisher Scientific, Inc.
3.600% due 08/15/2021		400	425
UnitedHealth Group, Inc.
1.083% due 01/17/2017		300	300
Universal Health Services, Inc.
3.750% due 08/01/2019		400	416
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		400	411

			15,614

UTILITIES 3.8%
AES Corp.
3.673% due 06/01/2019		294	294
AT&T, Inc.
1.561% due 06/30/2020		300	299
2.450% due 06/30/2020		100	102
3.000% due 06/30/2022		400	410
4.500% due 05/15/2035		100	103
Petrobras Global Finance BV
3.536% due 03/17/2020		100	88
4.375% due 05/20/2023		50	41
5.750% due 01/20/2020		1,000	967
6.250% due 12/14/2026	GBP	100	107
6.850% due 06/05/2115		$350	268
8.375% due 05/23/2021		2,300	2,379
Sinopec Group Overseas Development Ltd.
1.409% due 04/10/2017		1,600	1,602
Verizon Communications, Inc.
2.183% due 09/15/2016		3,700	3,710
2.406% due 09/14/2018		900	923

			11,293

Total Corporate Bonds & Notes (Cost $63,657)			63,279

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		100	106
7.750% due 01/01/2042		100	101
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		110	105

Total Municipal Bonds & Notes (Cost $302)			312

U.S. GOVERNMENT AGENCIES 20.7%
Fannie Mae, TBA
3.000% due 08/01/2046		29,500	30,560
3.500% due 07/01/2046 - 08/01/2046		27,700	29,203
Freddie Mac
1.703% due 10/25/2021 (a)		380	26
5.500% due 08/15/2051		400	401
10.916% due 04/15/2044		41	42
Ginnie Mae, TBA
4.000% due 08/01/2046		1,000	1,074

Total U.S. Government Agencies (Cost $61,196)			61,306

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	13

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 26.6%
U.S. Treasury Bonds
3.000% due 11/15/2044		$100	$115
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2023		1,347	1,367
0.125% due 07/15/2024		5,440	5,503
0.250% due 01/15/2025		656	667
0.625% due 07/15/2021		1,168	1,230
0.750% due 02/15/2045		1,473	1,484
1.000% due 02/15/2046		959	1,038
1.125% due 01/15/2021 (g)		2,515	2,693
2.000% due 01/15/2026 (i)		3,616	4,259
2.375% due 01/15/2025		508	607
U.S. Treasury Notes
1.250% due 06/30/2023		500	503
1.625% due 02/15/2026		700	708
1.625% due 05/15/2026		30	31
1.875% due 11/30/2021 (g)(i)		5,300	5,522
1.875% due 10/31/2022 (i)		18,600	19,335
2.000% due 05/31/2021 (g)(i)		1,100	1,152
2.000% due 07/31/2022 (g)(i)		11,400	11,941
2.000% due 08/15/2025		3,000	3,138
2.125% due 09/30/2021		16,500	17,395
2.125% due 05/15/2025 (i)		50	53

Total U.S. Treasury Obligations (Cost $75,550)			78,741

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.0%
Banc of America Commercial Mortgage Trust
5.739% due 04/10/2049		79	81
BCAP LLC Trust
5.250% due 06/26/2036		534	425
Bear Stearns Adjustable Rate Mortgage Trust
2.928% due 01/25/2035		26	26
3.343% due 11/25/2034		782	724
Berica ABS SRL
0.019% due 12/31/2055	EUR	541	598
CBA Commercial Small Balance Commercial Mortgage
0.703% due 06/25/2038		$2,034	1,190
Countrywide Alternative Loan Trust
0.628% due 02/20/2047 ^		377	238
6.000% due 02/25/2037 ^		516	360
Countrywide Home Loan Mortgage Pass-Through Trust
2.710% due 02/20/2036		833	598
3.002% due 08/25/2034		385	345
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,152	3,171
Credit Suisse Mortgage Capital Certificates
0.776% due 12/27/2035		1,282	1,178
First Horizon Alternative Mortgage Securities Trust
2.684% due 06/25/2034		236	230
2.728% due 01/25/2036 ^		440	346
2.809% due 06/25/2036		447	364
First Horizon Mortgage Pass-Through Trust
2.542% due 11/25/2037 ^		3,331	2,893
HarborView Mortgage Loan Trust
1.268% due 11/19/2034		80	63
IndyMac Mortgage Loan Trust
0.663% due 04/25/2046		2,973	2,180
2.835% due 10/25/2034		48	46
4.067% due 08/25/2037		447	342
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		72	72
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		37	38
Morgan Stanley Capital Trust
5.665% due 04/15/2049		953	978
RBSSP Resecuritization Trust
0.696% due 02/26/2037		952	897
RMAC Securities PLC
0.724% due 06/12/2044	GBP	1,540	1,821
Structured Asset Mortgage Investments Trust
0.653% due 08/25/2036		$1,595	1,409
Structured Asset Securities Corp. Trust
5.500% due 09/25/2035		379	377

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Thornburg Mortgage Securities Trust
0.583% due 06/25/2037	$497	$470
1.703% due 06/25/2037 ^	137	120
Wachovia Bank Commercial Mortgage Trust
5.749% due 07/15/2045	236	236
5.889% due 06/15/2049	2,772	2,850
6.147% due 02/15/2051	222	231
WaMu Mortgage Pass-Through Certificates Trust
0.683% due 04/25/2045	109	102
Washington Mutual Mortgage Pass-Through Certificates Trust
1.903% due 09/25/2035 ^	1,567	1,237
Wells Fargo Mortgage-Backed Securities Trust
2.896% due 06/25/2035	331	338

Total Non-Agency Mortgage-Backed Securities (Cost $26,360)		26,574

ASSET-BACKED SECURITIES 20.1%
ACE Securities Corp. Home Equity Loan Trust
0.613% due 05/25/2036	940	867
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.173% due 03/25/2035	1,900	1,864
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.833% due 02/25/2036	2,012	1,389
Asset-Backed Funding Certificates Trust
0.613% due 01/25/2037	3,427	2,084
0.673% due 01/25/2037	2,384	1,465
Asset-Backed Securities Corp. Home Equity Loan Trust
1.473% due 07/25/2035	4,263	3,484
Atlas Senior Loan Fund Ltd.
1.828% due 08/18/2025	1,000	990
Bear Stearns Asset-Backed Securities Trust
0.943% due 09/25/2035	1,100	947
Belle Haven ABS CDO Ltd.
0.997% due 11/03/2044	286	145
1.037% due 11/03/2044	438	222
Carlyle Global Market Strategies CLO Ltd.
1.748% due 07/15/2025	1,000	990
Citigroup Mortgage Loan Trust, Inc.
0.593% due 08/25/2036	86	79
Countrywide Asset-Backed Certificates
0.583% due 12/25/2036 ^	507	459
0.593% due 08/25/2037	2,626	2,317
0.593% due 06/25/2047 ^	767	552
0.603% due 07/25/2036	952	918
0.603% due 04/25/2047	885	725
4.919% due 07/25/2036	300	243
Countrywide Asset-Backed Certificates Trust
0.803% due 05/25/2036	135	131
1.123% due 08/25/2035	1,660	1,511
5.033% due 08/25/2035	562	581
Credit-Based Asset Servicing and Securitization LLC
3.959% due 03/25/2037 ^	2,913	1,574
First Franklin Mortgage Loan Trust
0.813% due 11/25/2035	4,000	2,940
GoldenTree Loan Opportunities Ltd.
1.788% due 04/25/2025	2,000	1,980
GSAA Home Equity Trust
0.733% due 07/25/2037	2,876	1,029
GSAMP Trust
0.653% due 11/25/2036	1,198	682
0.683% due 03/25/2047	2,000	1,346
Home Equity Asset Trust
1.488% due 08/25/2035	1,900	1,508
HSI Asset Securitization Corp. Trust
0.563% due 12/25/2036	2,572	1,043
0.673% due 12/25/2036	723	300
Huntington CDO Ltd.
0.903% due 11/05/2040	220	211
JPMorgan Mortgage Acquisition Corp.
0.793% due 02/25/2036	1,060	862

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Long Beach Mortgage Loan Trust
0.713% due 08/25/2045		$1,372	$1,069
Madison Park Funding Ltd.
2.004% due 01/20/2025		1,000	997
MASTR Specialized Loan Trust
0.823% due 01/25/2037		1,980	1,112
Monroe Capital BSL CLO Ltd.
2.234% due 05/22/2027		1,000	997
Morgan Stanley ABS Capital, Inc. Trust
0.593% due 11/25/2036		233	142
0.603% due 10/25/2036		538	313
Morgan Stanley Capital, Inc. Trust
0.633% due 03/25/2036		56	47
0.743% due 01/25/2036		451	405
Morgan Stanley Home Equity Loan Trust
0.593% due 12/25/2036		2,571	1,444
0.713% due 04/25/2036		3,969	2,844
Newcastle CDO Ltd.
0.980% due 12/24/2039		2	2
OHA Credit Partners Ltd.
1.754% due 04/20/2025		1,000	992
Option One Mortgage Loan Trust
0.783% due 04/25/2037		4,029	2,444
Residential Asset Securities Corp. Trust
0.913% due 11/25/2035		3,100	2,460
Securitized Asset-Backed Receivables LLC Trust
1.218% due 02/25/2034		515	480
Sierra Madre Funding Ltd.
0.845% due 09/07/2039		977	793
0.865% due 09/07/2039		2,254	1,830
Structured Asset Investment Loan Trust
0.813% due 10/25/2035		304	300
Structured Asset Securities Corp. Mortgage Loan Trust
1.123% due 11/25/2035		1,000	751
Tralee CLO Ltd.
1.984% due 07/20/2026		3,000	2,960
Triaxx Prime CDO Ltd.
0.729% due 10/02/2039		357	272
Wells Fargo Home Equity Asset-Backed Securities Trust
0.683% due 04/25/2037		1,646	1,412

Total Asset-Backed Securities (Cost $56,512)			59,504

SOVEREIGN ISSUES 7.2%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	100	110
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (b)	BRL	37,300	11,222
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		3,100	902
10.000% due 01/01/2025		22,800	6,378
New Zealand Government International Bond
2.000% due 09/20/2025 (c)	NZD	207	154
3.000% due 09/20/2030 (c)		819	685
Republic of Greece Government International Bond
3.375% due 07/17/2017	EUR	800	858
4.750% due 04/17/2019		500	503
Slovenia Government International Bond
5.250% due 02/18/2024		$600	677

Total Sovereign Issues (Cost $20,600)			21,489

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (e) 0.2%
			738

Total Short-Term Instruments (Cost $738)			738

Total Investments in Securities (Cost $309,966)			317,011

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 12.4%

SHORT-TERM INSTRUMENTS 12.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.4%
PIMCO Short-Term Floating NAV Portfolio III	3,729,541	$36,863

Total Short-Term Instruments (Cost $36,860)		36,863

Total Investments in Affiliates (Cost $36,860)		36,863

Total Investments 119.3% (Cost $346,826)		$353,874

Financial Derivative Instruments (f)(h) 0.5% (Cost or Premiums, net $(1,117))		1,467

Other Assets and Liabilities, net (19.8)%		(58,705)

Net Assets 100.0%		$296,636

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	06/30/2016	07/01/2016	$738	U.S. Treasury Notes 1.000% due 05/15/2018	$(756)	$738	$738

Total Repurchase Agreements						$(756)	$738	$738

(1)	Includes accrued interest.

The average amount of borrowings outstanding during the period ended June 30, 2016 was $(2,074) at a weighted average interest rate of (0.589%). Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.500%	07/01/2046	$4,300	$(4,533)	$(4,532)
Fannie Mae, TBA	4.000	07/01/2046	900	(960)	(965)

Total Short Sales				$(5,493)	$(5,497)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	15

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$738	$0	$0	$738	$(756)	$(18)

Total Borrowings and Other Financing Transactions	$738	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$114.000	08/26/2016	86	$0	$0

Total Purchased Options				$0	$0

FUTURES CONTRACTS:

	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	570	$(378)	$0	$(21)
90-Day Eurodollar March Futures	Short	03/2017	46	(37)	0	(2)
90-Day Eurodollar September Futures	Short	09/2016	50	(24)	0	(1)
Australia Government 10-Year Bond September Futures	Long	09/2016	3	4	0	(1)
Call Options Strike @ EUR 168.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2016	18	1	1	0
Euro-BTP Italy Government Bond September Futures	Long	09/2016	34	61	46	0
Euro-Bund 10-Year Bond September Futures	Long	09/2016	69	318	20	0
U.S. Treasury 5-Year Note September Futures	Long	09/2016	143	293	11	0
U.S. Treasury 10-Year Note September Futures	Long	09/2016	266	840	0	(20)
U.S. Treasury 30-Year Bond September Futures	Short	09/2016	1	(9)	1	0

Total Futures Contracts				$1,069	$79	$(45)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
Index/Tranches						Asset	Liability
CDX.HY-25 5-Year Index	5.000%	12/20/2020	$2,030	$87	$19	$8	$0
CDX.IG-25 5-Year Index	1.000	12/20/2020	4,100	34	19	7	0
CDX.IG-26 5-Year Index	1.000	06/20/2021	800	9	1	2	0

				$130	$39	$17	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Year BRL-CDI	11.160%	01/04/2021	BRL	30,900	$(426)	$85	$15	$0
Pay	1-Year BRL-CDI	12.600	01/04/2021		16,300	60	86	8	0
Receive	3-Month USD-LIBOR *	1.750	12/14/2017	$	27,500	(282)	(176)	0	(5)
Receive	3-Month USD-LIBOR	1.500	12/16/2017		56,800	(680)	(184)	0	(12)
Receive	3-Month USD-LIBOR	1.250	06/15/2018		44,800	(458)	(542)	0	(13)
Receive	3-Month USD-LIBOR *	1.750	12/16/2018		26,300	(638)	(370)	0	(9)
Receive	3-Month USD-LIBOR	2.000	12/16/2020		48,300	(2,283)	(2,493)	0	(5)
Pay	3-Month USD-LIBOR	2.000	12/16/2020		55,100	2,570	1,019	3	0
Receive	3-Month USD-LIBOR	2.000	06/15/2023		6,900	(398)	(145)	5	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2023		32,600	(1,098)	(392)	35	0
Receive	3-Month USD-LIBOR	2.330	08/19/2025		2,800	(263)	(113)	5	0
Receive	3-Month USD-LIBOR	2.300	12/03/2025		300	(26)	(21)	1	0
Receive	3-Month USD-LIBOR	2.150	12/03/2025		2,100	(151)	(151)	4	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026		3,600	(293)	(306)	8	0
Receive	3-Month USD-LIBOR *	1.750	12/21/2026		33,250	(874)	(96)	80	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		14,750	(2,238)	(1,228)	162	0
Pay	3-Month USD-LIBOR *	2.250	12/21/2046		2,850	(235)	37	31	0
Receive	6-Month EUR-EURIBOR	0.430	12/11/2019	EUR	1,000	(26)	(18)	0	0
Receive	6-Month EUR-EURIBOR *	0.750	09/21/2026		3,250	(131)	(123)	0	(11)
Receive	6-Month GBP-LIBOR	2.050	09/23/2019	GBP	600	(42)	(19)	0	(1)
Receive	6-Month GBP-LIBOR	1.650	01/22/2020		2,100	(121)	(91)	0	(4)
Receive	6-Month GBP-LIBOR	2.000	03/18/2022		3,700	(387)	(263)	0	(5)
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		800	(146)	(127)	0	(6)
Receive	6-Month JPY-LIBOR	0.300	03/18/2026	JPY	770,000	(268)	(176)	4	0
Pay	28-Day MXN-TIIE	5.700	01/18/2019	MXN	9,000	7	(7)	0	0
Pay	28-Day MXN-TIIE	5.470	04/26/2019		3,800	2	(2)	0	0
Pay	28-Day MXN-TIIE *	7.650	05/30/2024		1,700	5	3	1	0
Pay	28-Day MXN-TIIE *	7.635	06/09/2025		5,600	12	3	2	0

						$(8,808)	$(5,810)	$364	$(71)

Total Swap Agreements						$(8,678)	$(5,771)	$381	$(71)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

(g)	Securities with an aggregate market value of $4,022 and cash of $2,211 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$79	$385	$464	$0	$(45)	$(71)	$(116)

(4)	Unsettled variation margin asset of $4 for closed swap agreements is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2016	BRL	23,000		$7,166	$6	$0
	07/2016	GBP	4,624		6,780	624	0
	07/2016		$6,793	BRL	23,000	367	0
	07/2016		5,657	EUR	5,133	40	0
	07/2016		5,806	GBP	4,364	3	0
	08/2016	CNH	9,447		$1,393	0	(22)
	08/2016	EUR	5,133		5,663	0	(40)
	08/2016	GBP	4,364		5,808	0	(3)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	17

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2016	MXN	31,226		1,671	$0	$(29)
	08/2016		$1,464	CNH	9,652	0	(18)
	10/2016	BRL	23,800		$6,847	0	(361)
	10/2016		$1,284	CNH	8,385	0	(32)
BPS	07/2016	BRL	23,000		$6,836	0	(324)
	07/2016		$6,929	BRL	23,000	233	(2)
	08/2016	BRL	13,059		$3,802	0	(228)
	08/2016	CNH	7,940		1,200	11	0
	08/2016		$6,782	BRL	23,000	316	0
	08/2016		602	CNH	3,949	0	(10)
	01/2017	BRL	5,000		$1,817	342	0
	07/2017		7,400		2,540	455	0
BRC	10/2016		$1,429	CNH	9,661	14	0
CBK	07/2016	BRL	12		$4	0	0
	07/2016	EUR	1,957		2,187	15	0
	07/2016	RUB	4,024		60	0	(3)
	07/2016		$4	BRL	12	0	0
	07/2016		763	EUR	671	0	(18)
	08/2016	EUR	5,456		$6,056	0	(5)
	08/2016	HKD	280		36	0	0
	08/2016	JPY	8,400		78	0	(3)
DUB	07/2016	RUB	101,104		1,546	0	(30)
	10/2016	JPY	120,988		1,710	534	0
	10/2016		$792	CNH	5,348	7	0
FBF	07/2016	RUB	101,060		$1,535	0	(41)
GLM	07/2016	BRL	23,000		6,219	0	(941)
	07/2016	EUR	3,847		4,314	48	(3)
	07/2016		$7,166	BRL	23,000	0	(6)
	08/2016	NZD	1,137		$772	0	(38)
HUS	08/2016	CNH	12,145		1,836	17	0
	08/2016	JPY	935,046		8,661	0	(405)
	08/2016		$1,479	CNH	9,739	0	(20)
	10/2016		501		3,386	5	0
	01/2021	BRL	380		$59	0	(27)
JPM	07/2016		9,941		3,097	2	0
	07/2016	GBP	159		212	0	0
	07/2016		$2,731	BRL	9,941	364	0
	07/2016		848	RUB	54,652	4	0
	08/2016	CAD	575		$448	3	0
	08/2016	CHF	113		117	1	0
	08/2016		$445	CAD	578	3	0
	08/2016		636	MXN	11,512	0	(9)
	09/2016	RUB	54,652		$835	0	(4)
	10/2016	BRL	13,500		3,656	0	(433)
	10/2016		$789	CNH	5,334	8	0
MSB	08/2016	RUB	83,139		$1,233	0	(51)
	01/2017	BRL	4,000		1,452	272	0
NAB	07/2016	EUR	3,919		5,316	964	0
	07/2016		$4,308	EUR	3,919	45	0
SCX	08/2016	CNH	5,956		$900	8	0
	08/2016		$14,216	CNH	93,070	0	(275)
	10/2016	CNH	87,034		$13,290	290	0
	10/2016		$608	CNH	4,109	6	0
	02/2017	CNH	24,961		$3,605	0	(101)
SOG	08/2016		1,984		300	3	0
	08/2016		$156	CNH	1,022	0	(3)
	10/2016		904		6,104	8	0
UAG	07/2016		361	GBP	260	0	(15)
	07/2016		2,245	RUB	151,536	118	0
	08/2016	CNH	1,745		$264	3	0
	08/2016	JPY	8,100		79	0	0
	01/2017	BRL	9,000		3,240	585	0
	01/2017	CNH	9,447		1,375	0	(30)
	07/2017	BRL	7,000		2,466	493	0

Total Forward Foreign Currency Contracts						$ 6,217	$ (3,530)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus RUB	RUB	71.150	02/22/2017	$	100	$4	$9
GLM	Put - OTC EUR versus MXN	MXN	19.000	02/09/2017	EUR	700	12	7
	Put - OTC EUR versus MXN		19.000	02/15/2017		2,400	94	23
SOG	Put - OTC USD versus RUB	RUB	74.000	01/27/2017	$	1,400	55	178
	Put - OTC USD versus RUB		73.000	02/24/2017		1,600	67	183

							$232	$400

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200%	07/18/2016	$ 19,900	$7	$0
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	10/03/2016	12,700	24	18
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	2,300	117	67
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017	16,100	55	92
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	4,600	238	135
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017	19,000	68	109
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.350	09/12/2016	2,300	63	0
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018	5,400	260	159

							$832	$580

Total Purchased Options							$1,064	$980

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.000%	07/20/2016	EUR	5,700	$(14)	$(4)
	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.250	09/21/2016		5,300	(16)	(8)

							$(30)	$(12)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC GBP versus USD	$	1.378	09/26/2016	GBP	650	$(28)	$(10)
	Put - OTC GBP versus USD		1.378	09/26/2016		650	(32)	(40)
	Call - OTC USD versus RUB	RUB	108.000	02/22/2017	$	100	(4)	0
BPS	Call - OTC GBP versus USD	$	1.370	09/26/2016	GBP	650	(29)	(12)
	Put - OTC GBP versus USD		1.370	09/26/2016		650	(30)	(37)
CBK	Call - OTC EUR versus JPY	JPY	113.150	09/26/2016	EUR	1,000	(37)	(37)
	Put - OTC EUR versus JPY		113.150	09/26/2016		1,000	(34)	(23)
GLM	Call - OTC AUD versus JPY		75.600	09/26/2016	AUD	1,100	(28)	(32)
	Put - OTC AUD versus JPY		75.600	09/26/2016		1,100	(28)	(21)
	Put - OTC EUR versus MXN	MXN	16.000	02/09/2017	EUR	700	(1)	0
	Call - OTC EUR versus MXN		26.750	02/15/2017		2,400	(77)	(11)
SOG	Call - OTC USD versus RUB	RUB	110.000	01/27/2017		1,400	(55)	(4)
	Call - OTC USD versus RUB		110.000	02/24/2017		1,600	(69)	(6)
UAG	Put - OTC EUR versus USD	$	1.080	09/28/2016	EUR	7,300	(95)	(71)

							$(547)	$(304)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	19

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$	11,600	$(121)	$(62)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/03/2016		2,700	(24)	(48)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		23,000	(245)	(123)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		800	(13)	(22)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		2,600	(42)	(74)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		1,300	(22)	(36)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		2,700	(46)	(77)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.680	07/05/2016	GBP	600	(4)	0
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	09/12/2016	$	2,300	(64)	(219)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		27,100	(287)	(154)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.680	07/05/2016	GBP	600	(4)	0

								$(872)	$(815)

Total Written Options								$(1,449)	$(1,131)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		953		(469)		(162)		(322)		0
Notional Amount in $	$	213,562		$133,200		$(79,000)	$	(173,162)	$	(17,400)	$	77,200
Notional Amount in AUD	AUD	0	AUD	2,200	AUD	0	AUD	0	AUD	0	AUD	2,200
Notional Amount in EUR	EUR	6,600	EUR	32,400	EUR	0	EUR	(15,600)	EUR	0	EUR	23,400
Notional Amount in GBP	GBP	0	GBP	5,900	GBP	0	GBP	(2,100)	GBP	0	GBP	3,800
Premiums	$	(1,860)		$(1,882)		$1,247	$	845	$	201	$	(1,449)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	UBS AG	(1.000)%	06/20/2024	2.125%	$100	$6	$2	$8	$0
BPS	UBS AG	(1.000)	06/20/2024	2.125	200	13	3	16	0
GST	Kraft Heinz Foods Co.	(1.000)	09/20/2018	0.163	550	(11)	0	0	(11)
MYC	Canadian Natural Resources Ltd.	(1.000)	03/20/2018	1.011	300	16	(16)	0	0
	Kinder Morgan Energy Partners LP	(1.000)	03/20/2019	1.202	200	9	(8)	1	0

						$33	$(19)	$25	$(11)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.607%	$	1,100	$20	$(8)	$12	$0
	Brazil Government International Bond	1.000	12/20/2016	0.666		200	(3)	3	0	0
	Italy Government International Bond	1.000	06/20/2019	1.062		2,100	(38)	35	0	(3)
	Sprint Communications, Inc.	5.000	12/20/2019	7.995		200	10	(27)	0	(17)
	Volkswagen International Finance NV	1.000	12/20/2016	0.339	EUR	200	(2)	3	1	0
BPS	Volkswagen International Finance NV	1.000	12/20/2016	0.339		150	(2)	3	1	0
BRC	Italy Government International Bond	1.000	09/20/2019	1.119	$	300	0	(1)	0	(1)
CBK	Brazil Government International Bond	1.000	12/20/2016	0.666		200	(3)	3	0	0
	Brazil Government International Bond	1.000	03/20/2017	0.756		300	(3)	4	1	0
	Brazil Government International Bond	1.000	09/20/2017	1.007		1,900	(4)	5	1	0
	Sprint Communications, Inc.	5.000	12/20/2019	7.995		4,000	202	(545)	0	(343)
DUB	Argentine Republic Government International Bond	5.000	06/20/2017	1.583		300	10	1	11	0
	Berkshire Hathaway, Inc.	1.000	06/20/2018	0.471		300	8	(5)	3	0
	Berkshire Hathaway, Inc.	1.000	09/20/2020	0.867		400	(5)	7	2	0
	Brazil Government International Bond	1.000	12/20/2016	0.666		500	(7)	8	1	0
	Ford Motor Co.	5.000	03/20/2019	0.855		200	37	(14)	23	0
	Italy Government International Bond	1.000	03/20/2019	1.022		200	(4)	4	0	0
	Italy Government International Bond	1.000	06/20/2019	1.062		4,000	0	(6)	0	(6)
	Italy Government International Bond	1.000	09/20/2019	1.119		2,600	6	(15)	0	(9)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	MetLife, Inc.	1.000%	03/20/2019	0.682%	$	800	$5	$2	$7	$0
	Mexico Government International Bond	1.000	12/20/2018	0.889		200	0	1	1	0
FBF	Mexico Government International Bond	1.000	12/20/2018	0.889		100	0	0	0	0
GST	Argentine Republic Government International Bond	5.000	06/20/2017	1.583		300	11	(1)	10	0
	Berkshire Hathaway, Inc.	1.000	09/20/2018	0.527		1,300	37	(23)	14	0
	Citigroup, Inc.	1.000	03/20/2019	0.621		500	5	0	5	0
	MetLife, Inc.	1.000	12/20/2020	1.173		1,500	6	(17)	0	(11)
	Volkswagen International Finance NV	1.000	12/20/2016	0.339	EUR	100	(1)	1	0	0
	Volkswagen International Finance NV	1.000	12/20/2017	0.561		50	(1)	1	0	0
HUS	Italy Government International Bond	1.000	06/20/2017	0.569	$	4,100	41	(22)	19	0
	Italy Government International Bond	1.000	03/20/2019	1.022		300	(6)	6	0	0
	Mexico Government International Bond	1.000	12/20/2016	0.371		500	6	(4)	2	0
	Mexico Government International Bond	1.000	12/20/2018	0.889		1,000	2	1	3	0
JPM	Ford Motor Co.	5.000	03/20/2019	0.855		200	37	(14)	23	0
	MetLife, Inc.	1.000	12/20/2020	1.173		600	1	(5)	0	(4)
	Qatar Government International Bond	1.000	06/20/2019	0.663		1,000	21	(11)	10	0
	Volkswagen International Finance NV	1.000	12/20/2017	0.561	EUR	50	(1)	1	0	0
MYC	California State General Obligation Bonds, Series 2003	1.000	09/20/2024	1.312	$	100	1	(3)	0	(2)
	Italy Government International Bond	1.000	03/20/2019	1.022		200	(4)	4	0	0
	Mexico Government International Bond	1.000	12/20/2016	0.371		200	3	(2)	1	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.339	EUR	100	(1)	1	0	0

							$384	$(629)	$151	$(396)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

		Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
Counterparty	Index/Tranches						Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$2,171	$(442)	$40	$0	$(402)
	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	300	40	(3)	37	0
BRC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	1,587	(323)	30	0	(293)
CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	200	27	(3)	24	0
MYC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	1,586	(326)	33	0	(293)

					$(1,024)	$97	$61	$(988)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	21

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

INTEREST RATE SWAPS

	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
Counterparty									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.338%	11/15/2030	GBP	20	$0	$1	$1	$0
	Receive	3-Month EUR-EXT-CPI Index	0.710	01/29/2020	EUR	2,000	(2)	(29)	0	(31)
BPS	Pay	1-Year BRL-CDI	11.160	01/04/2021	BRL	3,600	(8)	(42)	0	(50)
	Pay	1-Year BRL-CDI	12.055	01/04/2021		1,400	(1)	(1)	0	(2)
	Receive	3-Month EUR-EXT-CPI Index	0.700	01/30/2020	EUR	2,300	0	(34)	0	(34)
CBK	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	50	0	6	6	0
	Receive	3-Month EUR-EXT-CPI Index	0.990	03/31/2020	EUR	1,600	0	(43)	0	(43)
DUB	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	322	0	23	23	0
	Pay	1-Year BRL-CDI	12.360	01/02/2018	BRL	9,900	(135)	79	0	(56)
	Pay	1-Year BRL-CDI	11.680	01/04/2021		2,700	9	(27)	0	(18)
	Pay	1-Year BRL-CDI	12.600	01/04/2021		5,200	0	19	19	0
	Pay	1-Year BRL-CDI	12.810	01/04/2021		700	0	4	4	0
GLM	Pay	1-Month GBP-UKRPI	3.140	01/14/2030	GBP	940	0	62	62	0
	Receive	3-Month EUR-EXT-CPI Index	0.740	01/26/2020	EUR	2,100	(8)	(28)	0	(36)
	Receive	3-Month EUR-EXT-CPI Index	0.660	01/30/2020		4,700	0	(59)	0	(59)
	Receive	3-Month EUR-EXT-CPI Index	0.993	03/30/2020		5,100	(1)	(137)	0	(138)
HUS	Pay	1-Year BRL-CDI	12.810	01/04/2021	BRL	1,000	(1)	6	5	0
	Pay	28-Day MXN-TIIE	5.700	01/18/2019	MXN	20,000	18	(2)	16	0
JPM	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	210	0	15	15	0
MYC	Pay	1-Month GBP-UKRPI	3.300	11/15/2030		460	(1)	34	33	0
	Pay	28-Day MXN-TIIE	6.495	06/16/2025	MXN	11,700	5	19	24	0

							$(125)	$(134)	$208	$(467)

Total Swap Agreements							$(732)	$(685)	$445	$(1,862)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

(i)	Securities with an aggregate market value of $2,686 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$1,040	$9	$59	$1,108	$(505)	$(50)	$(453)	$(1,008)	$100	$(130)	$(30)
BPS	1,357	0	17	1,374	(564)	(49)	(86)	(699)	675	(830)	(155)
BRC	14	0	0	14	0	(12)	(294)	(306)	(292)	319	27
CBK	15	85	32	132	(29)	(170)	(386)	(585)	(453)	467	14
DUB	541	0	94	635	(30)	0	(89)	(119)	516	(610)	(94)
FBF	0	0	0	0	(41)	0	0	(41)	(41)	0	(41)
GLM	48	257	62	367	(988)	(283)	(233)	(1,504)	(1,137)	917	(220)
GST	0	0	29	29	0	0	(22)	(22)	7	0	7
HUS	22	0	45	67	(452)	0	0	(452)	(385)	270	(115)
JPM	385	109	48	542	(446)	(332)	(4)	(782)	(240)	268	28
MSB	272	0	0	272	(51)	0	0	(51)	221	(370)	(149)
MYC	0	159	59	218	0	(154)	(295)	(449)	(231)	338	107
NAB	1,009	0	0	1,009	0	0	0	0	1,009	(1,010)	(1)
SCX	304	0	0	304	(376)	0	0	(376)	(72)	106	34
SOG	11	361	0	372	(3)	(10)	0	(13)	359	(280)	79
UAG	1,199	0	0	1,199	(45)	(71)	0	(116)	1,083	(1,290)	(207)

Total Over the Counter	$6,217	$980	$445	$7,642	$(3,530)	$(1,131)	$(1,862)	$(6,523)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2016 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$79	$79
Swap Agreements	0	17	0	0	368	385

	$0	$17	$0	$0	$447	$464

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,217	$0	$6,217
Purchased Options	0	0	0	400	580	980
Swap Agreements	0	237	0	0	208	445

	$0	$237	$0	$6,617	$788	$7,642

	$0	$254	$0	$6,617	$1,235	$8,106

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$45	$45
Swap Agreements	0	0	0	0	71	71

	$0	$0	$0	$0	$116	$116

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,530	$0	$3,530
Written Options	0	12	0	304	815	1,131
Swap Agreements	0	1,395	0	0	467	1,862

	$0	$1,407	$0	$3,834	$1,282	$6,523

	$0	$1,407	$0	$3,834	$1,398	$6,639

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	130	130
Futures	0	0	0	0	737	737
Swap Agreements	0	392	0	0	(6,874)	(6,482)

	$0	$392	$0	$0	$(6,008)	$(5,616)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,703	$0	$6,703
Purchased Options	0	0	0	(123)	(347)	(470)
Written Options	0	16	0	464	776	1,256
Swap Agreements	0	68	0	0	(1,126)	(1,058)

	$0	$84	$0	$7,044	$(697)	$6,431

	$0	$476	$0	$7,044	$(6,705)	$815

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,081	$1,081
Swap Agreements	0	96	0	0	(4,531)	(4,435)

	$0	$96	$0	$0	$(3,450)	$(3,354)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10,596)	$0	$(10,596)
Purchased Options	0	0	0	230	478	708
Written Options	0	0	0	217	(1,026)	(809)
Swap Agreements	0	447	0	0	4,328	4,775

	$0	$447	$0	$(10,149)	$3,780	$(5,922)

	$0	$543	$0	$(10,149)	$330	$(9,276)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2016	23

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

June 30, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$5,068	$0	$5,068
Corporate Bonds & Notes
Banking & Finance	0	36,372	0	36,372
Industrials	0	15,614	0	15,614
Utilities	0	11,293	0	11,293
Municipal Bonds & Notes
Illinois	0	312	0	312
U.S. Government Agencies	0	60,905	401	61,306
U.S. Treasury Obligations	0	78,741	0	78,741
Non-Agency Mortgage-Backed Securities	0	26,574	0	26,574
Asset-Backed Securities	0	59,504	0	59,504
Sovereign Issues	0	21,489	0	21,489
Short-Term Instruments
Repurchase Agreements	0	738	0	738

	$0	$316,610	$401	$317,011

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$36,863	$0	$0	$36,863

Total Investments	$36,863	$316,610	$401	$353,874

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(5,497)	$0	$(5,497)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	79	381	0	460
Over the counter	0	7,642	0	7,642

	$79	$8,023	$0	$8,102

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(45)	(71)	0	(116)
Over the counter	0	(6,523)	0	(6,523)

	$(45)	$(6,594)	$0	$(6,639)

Totals	$36,897	$312,542	$401	$349,840

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2016 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Unconstrained Bond Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain

SEMIANNUAL REPORT	JUNE 30, 2016	25

Notes to Financial Statements (Cont.)

circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation

SEMIANNUAL REPORT	JUNE 30, 2016	27

Notes to Financial Statements (Cont.)

methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value   The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term debt investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy.

Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$7,583	$73,266	$(44,000)	$2	$12	$36,863	$66	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(d) in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	JUNE 30, 2016	29

Notes to Financial Statements (Cont.)

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include,

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among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

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Notes to Financial Statements (Cont.)

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued

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based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements    The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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Notes to Financial Statements (Cont.)

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and

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considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark,

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed

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Notes to Financial Statements (Cont.)

description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

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June 30, 2016 (Unaudited)

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback

SEMIANNUAL REPORT	JUNE 30, 2016	37

Notes to Financial Statements (Cont.)

transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.60%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	0.30%
Class M	0.30%
Administrative Class	0.30%
Advisor Class	0.30%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee
Class M	0.25%	0.20%
Administrative Class	—	0.15%
Advisor Class	0.25%	—

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets except PIMCO All Asset Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2016, were as follows (amounts in thousands):

U S Government/ Agency		All Other
Purchases	Sales	Purchases	Sales
$458,534	$424,001	$16,068	$44,862

SEMIANNUAL REPORT	JUNE 30, 2016	39

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	16	$164	1,595	$16,766
Class M	27	257	35	361
Administrative Class	1,989	19,623	3,880	40,379
Advisor Class	327	3,213	705	7,304
Issued as reinvestment of distributions
Institutional Class	16	160	48	477
Class M	0	3	1	9
Administrative Class	254	2,513	926	9,369
Advisor Class	9	86	28	284
Cost of shares redeemed
Institutional Class	(67)	(663)	(76)	(787)
Class M	(11)	(104)	(2)	(24)
Administrative Class	(1,644)	(16,059)	(5,837)	(60,687)
Advisor Class	(202)	(1,971)	(273)	(2,819)
Net increase (decrease) resulting from Portfolio share transactions	714	$7,222	1,030	$10,632

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2016, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 74% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2016 (Unaudited)

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2015, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Unconstrained Bond Portfolio	$3,661	$113

As of June 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$346,875	$10,445	$(3,446)	$6,999

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2016	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	HKD	Hong Kong Dollar	RUB	Russian Ruble
CHF	Swiss Franc	JPY	Japanese Yen	USD (or $)	United States Dollar
CNH	Chinese Renminbi (Offshore)

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	UKRPI	United Kingdom Retail Price Index
CDX.HY	Credit Derivatives Index - High Yield	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDO	Collateralized Debt Obligation

42	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT19SAR_063016

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date:	August 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date:	August 26, 2016

By:	/s/ Trent W. Walker

Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date:	August 26, 2016